UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04416

Allegiant Funds

(Exact name of registrant as specified in charter)

760 Moore Road King of Prussia, PA	19406

(Address of principal executive offices)	(Zip code)

Audrey C. Talley, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

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                                                                   ANNUAL REPORT
                                                                    May 31, 2006

                                                                    Equity Funds
                                                          Asset Allocation Funds

[GRAPHIC OMITTED]

The Discipline of Investing, a Commitment to Results

ALLEGIANT EQUITY AND
ASSET ALLOCATION FUNDS
ANNUAL REPORT

                                  EQUITY FUNDS
                           International Equity Fund
                           Large Cap Core Equity Fund
                             Large Cap Growth Fund
                              Large Cap Value Fund
                              Mid Cap Growth Fund
                               Mid Cap Value Fund
                        Multi-Factor Small Cap Core Fund
                         Multi-Factor Small Cap Focused
                                   Value Fund
                       Multi-Factor Small Cap Growth Fund
                       Multi-Factor Small Cap Value Fund
                          S&P 500(Reg. TM) Index Fund
                              Small Cap Core Fund
                             Small Cap Growth Fund
                             ASSET ALLOCATION FUNDS
                           Aggressive Allocation Fund
                            Balanced Allocation Fund
                          Conservative Allocation Fund
                               FIXED INCOME FUNDS
                                   Bond Fund
                            Government Mortgage Fund
                             Intermediate Bond Fund
                           Limited Maturity Bond Fund
                          Total Return Advantage Fund
                             Ultra Short Bond Fund
                              TAX FREE BOND FUNDS
                          Intermediate Tax Exempt Bond
                                      Fund
                        Michigan Intermediate Municipal
                                    Bond Fund
                          Ohio Intermediate Tax Exempt
                                    Bond Fund
                           Pennsylvania Intermediate
                               Municipal Bond Fund
                               MONEY MARKET FUNDS
                          Government Money Market Fund
                               Money Market Fund
                        Ohio Municipal Money Market Fund
                         Pennsylvania Tax Exempt Money
                                   Market Fund
                          Tax Exempt Money Market Fund
                           Treasury Money Market Fund

                                                   Fund         Financial      Statements of
                                                 Overviews      Highlights       Net Assets
                                                -----------    ------------    --------------
International Equity Fund ...................        6              39              47
Large Cap Core Equity Fund ..................        8              39              51
Large Cap Growth Fund .......................       10              40              53
Large Cap Value Fund ........................       12              40              55
Mid Cap Growth Fund .........................       14              41              57
Mid Cap Value Fund ..........................       16              41              59
Multi-Factor Small Cap Core Fund ............       18              42              61
Multi-Factor Small Cap Focused Value
  Fund ......................................       20              42              63
Multi-Factor Small Cap Growth Fund ..........       22              42              65
Multi-Factor Small Cap Value Fund ...........       24              42              67
S&P 500(Reg. TM) Index Fund .................       26              43              70
Small Cap Core Fund .........................       28              43              76
Small Cap Growth Fund .......................       30              44              78
Aggressive Allocation Fund ..................       32              45              80
Balanced Allocation Fund ....................       32              45              81
Conservative Allocation Fund ................       32              46              87
Trustees and Officers of the Trust ..........       36
Report of Independent Registered Public

This material must be preceded or accompanied by a prospectus.
You should consider the investment objectives, risks, charges, and expenses of the Allegiant Equity and Asset Allocation Funds (the "Funds") carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Asset Management Company ("AAM") serves as investment adviser to the
Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC ("PFD"), 760 Moore Road,
King of Prussia, PA 19406. PFD is not affiliated with AAM and is not a bank.

                                     Allegiant Equity and Asset Allocation Funds
                                                              CHAIRMAN'S MESSAGE

JULY 2006
Dear Shareholders:

We are pleased to provide you with important annual information about Allegiant
Funds, as well as a review of the financial markets and the events shaping the global markets. Overall the Board is very satisfied with the progress made this year by our portfolio management teams. During the year, total net assets of the Allegiant Funds decreased by $924 million to $10.5 billion due to net shareholder redemptions. We encourage you to review the audited financial information contained in this report to stay informed about your investments.

We also are pleased to welcome three new Trustees - Tim Swanson, President and
CEO, Dorothy Berry, and Kelley Brennan - whose industry expertise will be very helpful to our Board. They replace three retiring Trustees - Herb Martens,
President and CEO, Bob Farling, and Bill Pullen - who made valuable contributions to the Funds over many years.

If you have questions regarding the Funds or your investments, we encourage you to speak with your investment professional or call an Allegiant Funds representative at 1-800-622-FUND (3863). More information about Allegiant Funds is available on our website, www.allegiantfunds.com.

Thank you for making Allegiant Funds part of your investment portfolio and we look forward to helping you achieve your financial goals in the year ahead.

Sincerely,

/s/ Robert D. Neary

Robert D. Neary
Chairman

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                                                                               1

Allegiant Equity and Asset Allocation Funds
MESSAGE FROM THE INVESTMENT ADVISER

JULY 2006
Dear Shareholders:

We have experienced a transformational year at Allegiant Asset Management
Company and it makes writing this letter so rewarding.  I'm confident we will reach our strategic objective to deliver strong investment performance and unparalleled service because we have highly engaged, motivated professionals, who deliver on their commitments.  As adviser to the fund complex, I'd like to highlight several themes that illustrate our approach to become your investment manager of choice:

   .  Driving investment excellence:  In the past two years, Allegiant took decisive steps to solidify the investment processes and strategies implemented by our portfolio management teams.  In late 2005, we added
      Polaris Capital Management, Inc. as a sub-advisor for the
      International Equity Fund.  Likewise, the structured equity team has assumed responsibility for the Multi-Factor Small Cap Value Fund.  The
      team is using the same quantitative investment process in managing
      Allegiant's three newest small cap offerings that were introduced in
      September 2005.

   .  Strengthening our platform for future growth:  Allegiant marked the beginning of 2006 with completion of significant systems conversions that are critical to expanding our existing infrastructure, creating greater efficiencies and streamlining reporting and compliance monitoring.

   .  Creating a dynamic culture within our organization:  With the input and feedback from within, Allegiant supports an investment management firm where our team members are valued and empowered.  Simultaneously,
      Allegiant continues to attract established talent to build top-tier investment management teams.

These initiatives are important to our future success because they enable us to create value for you as Allegiant shareholders.

During the reporting period, many fund offerings delivered competitive returns to Class I investors relative to the respective benchmarks.  Please review the economic overview and portfolio manager commentaries on the following pages for insight into market events and investment decisions made by portfolio managers during this period.  We are pleased to share this information with you and hope you find it helpful in understanding your investments and planning for your financial goals.

Sincerely,

/s/ John Abunassar

[GRAPHIC OMITTED]

John Abunassar
President & CEO
Allegiant Asset Management Company

2

                                    Allegiant Equity and Asset Allocation Funds
                                                    ECONOMIC AND MARKET OVERVIEW
JULY 2006

"...the red-hot housing market appears to be cooling and real interest rates are now positive..."

Concern over rising inflation pressures dominated the actions of the Federal
Reserve Board (the "Fed"), which led to a series of measured tightening moves over the past year. The Fed enacted eight straight interest rate hikes to curb the accessibility of credit for both consumers and corporations. This trend dates back to the summer of 2004, when the Fed began moving the federal funds target higher by 25 basis points at each Federal Open
Markets Committee (FOMC) meeting. This tactic resulted in an increase in the overnight interest rate from 1% in 2004 to 5.25% by the late spring of 2006.
This overall approach seemed to have had the desired effect - the red-hot housing market appears to be cooling and real interest rates are now positive, suggesting that the Fed may have gained some ground in their mission to control inflation.

Over the past year, the general appetite for risk, both domestically and globally, ratcheted higher each month.  This shift to riskier asset classes by
U.S. investors was evidenced by the strong fund flows into small cap securities, emerging markets and commodities over the past few years.  Inflows into emerging markets funds were approximately $1 billion per month for over a year; in 2005, world equity funds captured $137 billion vs. $102 billion in
U.S. stock funds.  Year-to-date, the top three asset categories for fund flows were international classes - these funds acquired 166% of equity flows as measured vs. U.S. equities.

The move to riskier asset classes was reinforced by strong returns. For the 12 months ended May 31, 2006, small cap stocks were up 18.24%, as measured by the
Russell 2000(Reg. TM) Index. The Morgan Stanley EAFE Index(Reg. TM), which measures developed markets outside of North America, including Europe,
Australasia and the Far East, was up 28.24%. Interest in these investment areas was a result of investor diversification - looking outside of the U.S. and realizing that emerging markets were probably not as risky as once believed.
Commodities also posted strong returns. Following on the heels of the growth in emerging markets, investors recognized commodities as a real asset class and speculators were lured into the market by the stunning returns.

Flows to higher risk assets indicated a slow down. Data from the beginning of
May suggested that inflation fears continued to persist. Slowing growth, a tightening of global liquidity and comments from Ben Bernanke, recently appointed Fed Chairman, regarding the need to contain inflation, all combined to lead many investors to flee riskier assets. And, those perceived as the riskiest asset classes suffered the most. Market volatility increased, both domestically and abroad.

Focusing on the U.S. equity market, the past reporting period can be characterized as a year of commodities. Energy led the way at just over 29% for the 12 months ended May 31, 2006, followed closely by materials with a return of just over 19%. All in all, the returns were not bad by any comparison. By investment style, value led the way again, returning 13% as measured by the
Russell 3000(Reg. TM) Value Index versus 7% for growth with the Russell
3000(Reg. TM) Growth Index. Small caps returned over 18%, while large caps as measured by the Russell 1000(Reg. TM) Index returned just over 9%.

Commentary provided by Allegiant Asset
Management Company

                                                                               3

Allegiant Equity and Asset Allocation Funds
ECONOMIC AND MARKET OVERVIEW

"The easy money and high liquidity that served the markets so well might be dissipating."

In many ways, investor flight abroad was a search for growth.  China led the charge to strong global growth by both developed and developing economy standards, growing at an estimated 10%.  While investments in emerging markets were more common, these markets continued to lack the stability and transparency we were accustomed to domestically.  China officially passed the
U.K. and became the world's fourth largest economy, and are rapidly on their way to becoming the third largest economy with Germany in their sights.

What's ahead?

We believe the latest data continues to show a pick-up in inflation.  The easy money and high liquidity that served the markets so well might be dissipating.
Some are worried that the Fed's actions could go too far leading to undesirable consequences, particularly when coupled with the rise of further global tightening, an indebted consumer and a weak dollar.  The U.S.' current account balance - the difference between goods/services imported and exported - is grossly out of balance.  We import far more than we export.  The cumulative effect could lead to slow growth plus increased inflationary pressures.  The
Fed may encounter a potentially tough situation with the need to raise rates in a low growth scenario.

It seems that the U.S. economy is in the midst of a modest slowdown, but that this slowdown was anticipated and priced accordingly into the market.  The lag effect of Fed tightening is expected to bring gross domestic product (GDP) down to a non-inflationary sustainable pace of approximately 3% by year-end.  Core inflation numbers are slightly above the preferred range of the Fed, but inflation pressures should gradually subside as the lag effect of Fed policy gradually takes effect.

U.S. stock valuations, as measured by price-to-earnings (P/E) ratios, continue to be reasonable. According to Bloomberg, the Russell 1000(Reg. TM) Index, a
large cap stock measure, was trading at a P/E ratio of 17.4 on a trailing
12-month basis and 15.2 on an estimated, forward-looking 12-month basis as of
May 31, 2006. These are at 10-year historical lows.

Despite strong performance over the last year, small cap stocks as measured by the Russell 2000(Reg. TM) Index are also at reasonable levels as witnessed by
P/E ratios of 38.0 on a trailing 12-month basis and 23.9 on an estimated, forward-looking 12-month basis.  As a reference point, the average trailing 12 month P/E ratio over the last five years was 64.0.

Housing is arguably the biggest single risk to the economy.  While the expected path for housing is a modest cooling, the risk remains that a bubble bursts.
While most housing indicators have weakened in recent months, they remain at historically strong levels, suggesting a gradual deceleration of housing price appreciation, rather than a material decline, is unfolding. Interest rates remain relatively low. In particular, mortgage rates are "high" only from a very short historical perspective.  We believe that a mortgage rate of approximately 6.5% should not dissuade too many potential homebuyers.

Going forward, all eyes remain fixed on the Fed, as the markets obsess with marginal Fed policy moves.  Consequently, the markets are in some ways held hostage to the Fed's "pause."  As we enter the second half of 2006, the markets are hopeful that the Fed is almost finished.  In fact, the market returns depend on it.

4

                                    Allegiant Equity and Asset Allocation Funds
                                                   EXPLANATION OF EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges
(loads), (including contingent deferred sales charges), and redemption fees for certain Classes of certain Funds, all of which is described in the Prospectus.
Therefore, the information in the section labeled "Hypothetical" is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning other funds. If these transactional costs were included, your costs would be higher. The "Annualized Expense Ratio" reflects the actual expenses for the period (December 1, 2005 to May 31, 2006), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2006.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1)
fees and other Fund expenses. Such expenses, which are deducted from a Fund's gross income, directly reduce the investment return of a Fund. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2005 to May 31,
2006).

The Expense Table that appears in your Fund's overview illustrates your Fund's costs in two ways.

..   Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account
    Value" shown is derived from the Fund's actual return, and "Expenses
    Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading "Expenses Paid During Period."

..   Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case -  because the return used is not your Fund's actual return -
    the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the
    Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

                                                                               5

Allegiant Equity Funds
INTERNATIONAL EQUITY FUND OVERVIEW
May 31, 2006

                                Martin C. Schulz
                            Director, International
                               Equity Investment

[GRAPHIC OMITTED]

How did international stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant International Equity
Fund posted a total return of 24.43% for Class B investors(1) and 30.57% for
Class I investors.  The Fund's benchmark, the MSCI EAFE(Reg. TM) Index(2), returned 28.24% over the same period.

The foreign markets were strong as investors compared the MSCI EAFE(Reg. TM)up
28.24% for the reporting period against the S&P 500(Reg. TM) Index, which was up only 8.64%.  The US dollar decline slowed, down -1.6% for the year.  As in domestic markets, value once again outperformed growth.  The MSCI EAFE(Reg. TM)
Value Index came in at 30.1% while the MSCI EAFE(Reg. TM) Growth Index registered 26.9%.  MSCI EAFE(Reg. TM) Small Cap Index outperformed large caps, registering a 34.8% return.  The year also saw a powerful move in developing markets, with the MSCI Emerging Markets Index up 40.4% during the year.  This was largely supported by a rise in commodity prices.  Cyclicals were the best performing sector with Materials gaining 52.3%, Industrials reporting 36.1%, and Energy registering 26.2%.  The worst sectors were Telecom at 4.0%, Staples at 19.2%, and Healthcare at 21.1%.

What factors impacted the Fund's performance?
Effective August 31, 2005, the Allegiant International Equity Fund was managed using a combination of growth and value components.  Allegiant managed the growth component and Polaris Capital Management, Inc., via a sub-advisory arrangement, managed the value component.  This approach continues as we enter the new fiscal year.

Regarding the growth component, massive growth in China and India and the subsequent demand for commodities was a major factor impacting performance for the majority of the period.  Markets sold off in May as world central banks continued tightening interest rates in an effort to take liquidity out of the system.  While there was true growth in international markets, there was also a lot of speculation.  In May, we saw some of these speculators pull in their investments.

Our best performing sectors were Materials (75.46%), Energy (72.03%), and
Financials (48.08%).  All sectors for the growth style performed positively for the year.  Information Technology and Telecommunications contributed the least, reporting returns of 2.71% and 2.16%, respectively.  Country allocation decisions contributed to our performance for the year - overweights to Norway,
Belgium, and Singapore and underweights to New Zealand, the UK and Italy improved returns.

Since the August 31, 2005 inception, the value portion of the Fund performed very well, providing a total return of 23.2% for Class I investors vs. 20.2%
for the MSCI EAFE(Reg. TM) Value Index. The greatest sources of strength came from two of our largest sector concentrations, Materials and Industrials.  Our investment in British homebuilders was also a noteworthy source of strength.
In recent months, we made a strategic shift that involved a significantly larger commitment to Japan following our research trip in February.  We made additional investments in a number of attractive low volatility companies that should benefit from the continuing strengthening of Japan's domestic economy.
These investments proved timely, as they served to protect the value of the portfolio during the recent market correction.

What are your thoughts going into the next 12 months?
The market is undergoing a tug of war between inflation concerns and a slowdown of global growth that may lead to higher volatility this summer.  Regarding the growth component, we will likely reduce our weights in some developing markets and other cyclical exposures in the near term and increase our investment in larger capitalization companies.  A longer-term trend of global growth and higher commodity prices should remain intact with a focus on companies with sustainable growth characteristics.

From a country allocation perspective within the growth component, we continue to be favorably disposed to Asia.  We will closely monitor any potential U.S.
economic slowdown that, by extension, would also impact the Asian markets.
Additionally, we are looking closely at agricultural production stocks.  We expect greater demand for higher quality foods around the world based on a growing middle class throughout the developing markets.

Our belief within the value component is that international markets are attractive relative to the United States due to significantly lower valuations.
We retain important positions in Materials

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

\(1)\ Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Morgan Stanley Capital International Europe, Australasia, Far East
Index ("MSCI EAFE(Reg. TM)") of more than 1,000 equity securities of foreign companies is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

6

and Industrials and we remain underweighted in Financials.  We are attracted to
Asia, and the economies of Central Europe - locations where we are focusing our research.  We continue to closely monitor economic threats - higher energy prices, commodity costs and interest rates.

                    Portfolio Holdings
Japan                                           20.2%
United Kingdom                                  13.0
France                                           5.2
Norway                                           5.2
Finland                                          5.1
Switzerland                                      4.5
South Africa                                     4.1
Germany                                          4.0
Affiliated Money Market Fund                     2.7
Twenty-one other countries                      36.0
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

                           International Equity Fund

                                            [LINE CHART]
                   Class I Shares           Class B Shares      MSCI EAFE(R) Index\2\
                   --------------           --------------      ---------------------
8/1/1997              $ 10,000                $ 10,000                $ 10,000
5/31/1998               10,876                  10,800                  10,362
5/31/1999               10,980                  10,812                  10,815
5/31/2000               15,251                  14,878                  12,669
5/31/2001               11,782                  11,387                  10,486
5/31/2002               10,594                  10,143                   9,479
5/31/2003                8,779                   8,331                   8,313
5/31/2004               11,281                  10,606                  11,015
5/31/2005               12,521                  11,650                  12,641
5/31/2006               16,349                  15,132                  16,211

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

           Average Annual Total Returns as of 5/31/06 \(4)\
                     Date of
                    Inception       1 Year          3 Years
Class I Shares        8/1/97        30.57%           23.03%
----------------      ------        -----            -----
Class A Shares        8/1/97        23.24%           20.46%
----------------      ------        -----            -----
Class B Shares        1/6/98        24.43%           20.96%
----------------      ------        -----            -----
Class C Shares        1/5/00        28.43%           21.91%
----------------      ------        -----            -----

                                     Since        Max Sales
                        5 Years    Inception        Charge        Max CDSC
Class I Shares           6.77%       5.72%            N/A            N/A
----------------         ----        ----            ----            ---
Class A Shares           5.26%       4.76%           5.50%           N/A
----------------         ----        ----            ----            ---
Class B Shares           5.46%       4.80%            N/A           5.00%
----------------         ----        ----            ----           ----
Class C Shares           5.78%       4.77%            N/A           1.00%
----------------         ----        ----            ----           ----

                             Expense Table*
                    Beginning                Ending
                  Account Value           Account Value           Annualized       Expenses Paid
  Actual              12/1/05                5/31/06            Expense Ratio     During Period**
Class I            $  1,000.00             $  1,185.44               1.32%            $  7.19
----------         -----------             -----------               ----             -------
Class A              1,000.00                1,184.63                1.57               8.55
----------         -----------             -----------               ----             -------
Class B              1,000.00                1,179.90                2.25              12.23
----------         -----------             -----------               ----             -------
Class C              1,000.00                1,180.43                2.25              12.23
----------         -----------             -----------               ----             -------
Hypothetical***
------------------------------------------------------------------------------------------------------
Class I              1,000.00                1,018.35                1.32               6.64
----------         -----------             -----------               ----             -------
Class A              1,000.00                1,017.10                1.57               7.90
----------         -----------             -----------               ----             -------
Class B              1,000.00                1,013.71                2.25              11.30
----------         -----------             -----------               ----             -------
Class C              1,000.00                1,013.71                2.25              11.30
----------         -----------             -----------               ----             -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                               7

Allegiant Equity Funds
LARGE CAP CORE EQUITY FUND OVERVIEW
May 31, 2006

                           Christopher A. Wiles, CFA
                           Managing Senior Director,
                                Core and Growth
                                   Investment

[GRAPHIC OMITTED]

How did large cap core stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Large Cap Core Equity
Fund posted a total return of 4.01% for Class B investors(1) and 9.98% for
Class I investors. The Fund's benchmark, the S&P 500(Reg. TM) Index(2), returned 8.64% over the same period.

Large capitalization stocks, as measured by the S&P 500(Reg. TM) Index, posted strong returns over the past 12 months, but trailed small and mid cap stocks, as measured by the Russell 2000(Reg. TM) Index (18.24%) and Russell
Mid-Cap(Reg. TM) Index(2) (16.58%), respectively. Small cap stocks remained strong performers, despite rising interest rates, in part due to an increased appetite for risk among investors. As global liquidity reached new highs, money flowed freely into small caps, emerging markets, high-yield debt and commodities, perhaps without regard to the historical risk levels of these asset categories.

What factors impacted the Fund's performance?
Our investment process is based on our philosophy: large cap markets are extremely efficient; therefore, managers should minimize risk and focus on adding value where they can. We remain sector-neutral, fully-invested and focused on security selection.

While many managers were overweight in the Energy sector, we remained at market weight and added value above the benchmark through security selection.
Positions in Weatherford (WFT), TransOcean (RIG), and Devon (DVN) all helped us outperform the S&P 500(Reg. TM) Energy sector. Additionally, Consumer
Discretionary was a positive area of performance for us. Many of our peers underweighted the group, particularly retail, believing consumer spending would slow. We remained at market weight with holdings such as Dick's Sporting Goods
(DKS), Starwood Hotels (HOT) and Starbucks (SBUX), evidencing strong performance.

We trailed the benchmark in our Information Technology selections. Dell (DELL)
was among the biggest detractors, and our position was sold. The company's growth potential was lacking and they were losing ground globally to the capabilities of mobile communications-oriented solutions.

What are your thoughts going into the next 12 months?
Both domestically and globally, we see reasonably healthy economic conditions.
Here in the U.S., we are witnessing low unemployment levels as well as wage growth on the horizon.

As central banks around the world continue to raise interest rates, we are beginning to see the global liquidity responsible for the strong performance in riskier asset classes, dry up. We believe this will lead to a flight to quality, to the benefit of large cap equities.

We are positioned well to benefit from global growth. Most large cap securities are truly multi-national, with large portions of their profits coming from
non-U.S. based operations.

                   Portfolio Holdings
Financials                                     21.5%
Information Technology                         15.0
Healthcare                                     12.4
Industrials                                    11.6
Consumer Discretionary                         10.2
Energy                                          9.9
Consumer Staples                                9.5
Utilities                                       3.3
Materials                                       3.1
Telecommunication Services                      3.0
Affliated Money Market Fund                     0.5
                                              100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The S&P 500(Reg. TM) Index, a widely-used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

8

                           Large Cap Core Equity Fund

                                            [LINE CHART]

                   Class I Shares          Class B Shares       S&P 500(R) Index\2\
                   --------------          -------------        -------------------
8/1/1997              $ 10,000                $ 10,000                $ 10,000
5/31/1998               11,403                  11,324                  11,588
5/31/1999               14,377                  14,173                  14,025
5/31/2000               16,147                  15,776                  15,493
5/31/2001               15,237                  14,752                  13,859
5/31/2002               13,867                  13,297                  11,941
5/31/2003               12,356                  11,729                  10,978
5/31/2004               14,174                  13,336                  12,989
5/31/2005               15,300                  14,257                  14,058
5/31/2006               16,828                  15,585                  15,272

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

           Average Annual Total Returns as of 5/31/06 \(4)\
                       Date of
                      Inception       1 Year     3 Years
Class I Shares          8/1/97         9.98%      10.85%
----------------        ------         ----       -----
Class A Shares          8/1/97         3.81%       8.56%
----------------        ------         ----       -----
Class B Shares          1/6/98         4.01%       8.72%
----------------        ------         ----       -----
Class C Shares         1/20/00         8.11%       9.81%
----------------       -------         ----       -----

                                      Since       Max Sales
                        5 Years     Inception       Charge     Max CDSC
Class I Shares           2.01%        6.07%           N/A         N/A
----------------         ----         ----           ----        ----
Class A Shares           0.61%        5.14%          5.50%        N/A
----------------         ----         ----           ----        ----
Class B Shares           0.66%        5.15%           N/A        5.00%
----------------         ----         ----           ----        ----
Class C Shares           1.04%        5.09%           N/A        1.00%
----------------         ----         ----           ----        ----

                               Expense Table*
                      Beginning               Ending
                    Account Value          Account Value           Annualized          Expenses Paid
   Actual              12/1/05                5/31/06            Expense Ratio        During Period**
Class I             $  1,000.00            $  1,023.58               0.96%               $  4.84
----------          -----------            -----------               ----                -------
Class A               1,000.00                1,023.37               1.21                  6.10
----------          -----------            -----------               ----                -------
Class B               1,000.00                1,018.93               1.89                  9.52
----------          -----------            -----------               ----                -------
Class C               1,000.00                1,019.80               1.89                  9.52
----------          -----------            -----------               ----                -------
Hypothetical***
---------------------------------------------------------------------------------------------------------
Class I               1,000.00                1,020.14               0.96                  4.84
----------          -----------            -----------               ----                -------
Class A               1,000.00                1,018.90               1.21                  6.09
----------          -----------            -----------               ----                -------
Class B               1,000.00                1,015.51               1.89                  9.50
----------          -----------            -----------               ----                -------
Class C               1,000.00                1,015.51               1.89                  9.50
----------          -----------            -----------               ----                -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the
Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                               9

Allegiant Equity Funds
LARGE CAP GROWTH FUND OVERVIEW
May 31, 2006

                           Christopher A. Wiles, CFA
                           Managing Senior Director,
                                Core and Growth
                                   Investment

How did large cap growth stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Large Cap Growth Fund posted a total return of 2.03% for Class B investors(1) and 8.02% for Class I investors.  The Fund's benchmark, the Russell 1000(Reg. TM) Growth Index(2), returned 6.14% over the same period.

Large capitalization growth stock performance was up over the past 12 months, but large value stocks, as measured by the Russell 1000(Reg. TM) Value Index
(12.61%), more than doubled the roughly 6% returns of the Russell 1000(Reg. TM)
Growth Index.  Growth stocks struggled, but not for lack of solid fundamentals.
Growth rates were strong and the Russell 1000(Reg. TM) Growth Index was reasonably valued at a price-to-earnings ratio of 20.05 as of May 31, 2006.
Over the year, investors focused on riskier assets.  This included not only small caps, but commodities and emerging markets as well.

What factors impacted the Fund's performance?
Our investment process is based on our philosophy:  large cap markets are extremely efficient; therefore, managers should minimize risk and focus on adding value based upon their expertise.  We remain sector-neutral, fully invested and focused on security selection.

Being sector neutral to the Russell 1000(Reg. TM) Growth Index, we have outperformed our benchmark through security selection.  Within the Utilities sector, we own a single position:  NII Holdings (NIHD).  This is the Latin
American portion of Nextel, which has enjoyed phenomenal growth and returns in recent years. It continued to serve us well over the past 12 months.

Most of our peers were significantly overweight in Energy stocks.  While we have been at market weight, which is approximately 3% of the Fund, the securities we own performed very well, including Transocean (RIG), and
Weatherford (WFT).  Our peers tended to be underweight in Consumer
Discretionary, rather we held several positions, including Starwood Hotels
(HOT), that posted strong returns.

Relative to our benchmark, we underperformed in the Autos/Transportation Group sector over the reporting period, but we anticipate our recent purchase of
Norfolk Southern (NS) will help our relative position.

What are your thoughts going into the next 12 months?
Globalization is an important theme and large cap growth stocks, in general, are well-poised to benefit from the expanding markets in areas such as Asia and
India.  We own positions in Producer Durables companies that provide machinery necessary to the huge infrastructure build-out abroad and garner exposure through some of our consumer-oriented positions.

We also believe that the sentiment towards riskier asset classes will turn as liquidity dries up.  This should lead investors to seek higher quality assets, large cap stocks.

                   Portfolio Holdings
Information Technology                         28.8%
Healthcare                                     18.3
Industrials                                    14.3
Consumer Discretionary                         13.5
Consumer Staples                                9.6
Financials                                      7.0
Energy                                          3.8
Materials                                       3.0
Telecommunication Services                      1.7
                                              100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell 1000(Reg. TM) Growth Index, an unmanaged index of 1,000 largest
U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

10

                             Large Cap Growth Fund

                                            [LINE CHART]

                   Class I Shares          Class B Shares          Russell 1000(R) Growth Index\2\
                   --------------          --------------          -------------------------------
12/20/1989            $ 10,000                $ 10,000                        $ 10,000
5/31/1990               10,847                  10,801                          10,492
5/31/1991               12,806                  12,632                          12,239
5/31/1992               13,943                  13,624                          13,593
5/31/1993               14,943                  14,464                          14,572
5/31/1994               15,155                  14,531                          14,835
5/31/1995               16,766                  15,924                          18,087
5/31/1996               20,894                  19,805                          23,977
5/31/1997               27,072                  25,611                          30,320
5/31/1998               34,828                  32,743                          39,042
5/31/1999               41,850                  39,036                          49,278
5/31/2000               49,587                  45,939                          61,595
5/31/2001               43,507                  39,921                          43,296
5/31/2002               35,226                  32,029                          34,260
5/31/2003               30,989                  27,892                          31,570
5/31/2004               33,975                  30,308                          37,261
5/31/2005               35,069                  30,974                          38,503
5/31/2006               37,883                  33,241                          40,868

\(3)\This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

         Average Annual Total Returns as of 5/31/06 \(4)\
                    Date of
                   Inception      1 Year         3 Years
Class I Shares     12/20/89        8.02%           6.92%
----------------   --------        ----            ----
Class A Shares      4/15/91        1.83%           4.64%
----------------   --------        ----            ----
Class B Shares       1/6/98        2.03%           4.72%
----------------   --------        ----            ----
Class C Shares      1/27/00        6.08%           5.95%
----------------   --------        ----            ----

                                                   Since        Max Sales
                         5 Years     10 Years    Inception        Charge        Max CDSC
Class I Shares           (2.73)%       6.13%       8.44%           N/A            N/A
----------------         -----         ----        ----           ----            ---
Class A Shares           (4.08)%       5.26%       7.79%          5.50%           N/A
----------------         -----         ----        ----           ----            ---
Class B Shares           (4.01)%       5.31%       7.58%           N/A           5.00%
----------------         -----         ----        ----           ----           ----
Class C Shares           (3.64)%       5.42%       7.64%           N/A           1.00%
----------------         -----         ----        ----           ----           ----

                            Expense Table*
                   Beginning              Ending
                 Account Value         Account Value           Annualized         Expenses Paid
   Actual           12/1/05               5/31/06             Expense Ratio      During Period**
Class I          $  1,000.00            $  1,002.38               0.97%             $  4.84
----------       -----------            -----------               ----              -------
Class A             1,000.00               1,001.17               1.22                 6.09
----------       -----------            -----------               ----              -------
Class B             1,000.00                 997.90               1.90                 9.46
----------       -----------            -----------               ----              -------
Class C             1,000.00                 997.91               1.90                 9.46
----------       -----------            -----------               ----              -------
Hypothetical***
-----------------------------------------------------------------------------------------------------
Class I             1,000.00               1,020.09               0.97                 4.89
----------       -----------            -----------               ----              -------
Class A             1,000.00               1,018.85               1.22                 6.14
----------       -----------            -----------               ----              -------
Class B             1,000.00               1,015.46               1.90                 9.55
----------       -----------            -----------               ----              -------
Class C             1,000.00               1,015.46               1.90                 9.55
----------       -----------            -----------               ----              -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the
Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              11

Allegiant Equity Funds
LARGE CAP VALUE FUND OVERVIEW
May 31, 2006

                             Michael J. Chren, CFA
                                Senior Director,
                                Value Investment

[GRAPHIC OMITTED]

How did large cap value stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Large Cap Value Fund posted a total return of 10.71% for Class B investors(1) and 16.78% for Class I investors. The Fund's benchmark, the Russell 1000(Reg. TM) Value Index(2), returned 12.61% over the same period.

Large value stock performance, as measured by the Russell 1000(Reg. TM) Value
Index was strong over the last 12 months outperforming large growth (Russell
1000(Reg. TM) Growth Index returned 6.14%). Contrary to analyst expectations, however, smaller capitalization companies (Russell 2000(Reg. TM) Index), displayed continued strength by returning 18.24%. As rates consistently rose, it was widely believed that smaller cap companies would see their profits come under pressure. As of May, relative to historical trends in the Russell
Indices, we witnessed a longer than average period of small caps outperforming large cap peers. Although we believe the stage is set for a shift into larger cap stocks as rates continue to rise, the spread between the risk-free return and the total return on riskier investments, such as stocks, continues to contract.

What factors impacted the Fund's performance?
Our slight overweighting in Energy was a positive, especially in two positions of note: Halliburton (HAL) and Canadian Natural Resources (CNQ). Halliburton,
which provides products and services to the oil and gas industry, is benefiting from pricing power, contract renewal, and record demand. However, their performance over the last 12 months has been volatile, due to the nature of the energy business.

We remain underweight in retail stocks, which had out-performed, but our position in Office Depot (ODP) generated strong returns. Other positive contributions came from our Diversified Financials holdings, including Morgan
Stanley (MS), Goldman Sachs (GS), and Merrill Lynch (ML), all of which were helped by strong markets.

As mentioned earlier, small caps continued to outperform their larger brethren.
While our position in larger company stocks has served as a headwind, we believe that rising interest rates, a flat yield curve, a weaker U.S. dollar and slowing economic growth should reverse this trend going forward.

What are your thoughts going into the next 12 months?
We strongly believe the current environment favors large cap stocks, although we do not conduct macroeconomic analysis within the Large Cap Value team.
Should the fears of a global slowdown proliferate, investors will likely move to higher quality, more stable, larger companies. In addition, the falling dollar is a positive for large caps, which tend to be multi-national companies with a large percentage of overseas operations.

Our largest out-of-consensus positions versus the market remains our overweight in Consumer Discretionary stocks, specifically media and newspapers, as well as our overweight in Consumer Staples stocks. An attractive combination of reasonable valuation, stable fundamentals, excessive pessimism and strategic transactions has created appealing risk/reward scenarios for these stocks.

                    Portfolio Holdings
Financials                                      33.7%
Consumer Discretionary                          13.0
Energy                                          12.9
Industrials                                      7.2
Consumer Staples                                 6.9
Healthcare                                       6.7
Information Technology                           5.8
Utilities                                        4.8
Telecommunication Services                       4.0
Materials                                        3.8
Affiliated Money Market Fund                     1.2
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell 1000(Reg. TM) Value Index, an unmanaged index of 1,000 companies that have lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

12

                              Large Cap Value Fund

                                            [LINE CHART]

                   Class I Shares          Class B Shares          Russell 1000(R) Value Index\2\
                   --------------          --------------          -------------------------------
7/1/1994              $ 10,000                $ 10,000                        $ 10,000
5/31/1995               11,309                  11,212                          11,886
5/31/1996               13,540                  13,298                          15,002
5/31/1997               16,873                  16,427                          19,174
5/31/1998               21,209                  20,542                          25,437
5/31/1999               23,461                  22,420                          29,133
5/31/2000               21,595                  20,454                          28,613
5/31/2001               24,332                  22,844                          30,811
5/31/2002               23,397                  21,745                          29,101
5/31/2003               21,183                  19,473                          26,815
5/31/2004               25,106                  22,875                          32,129
5/31/2005               28,304                  25,557                          37,105
5/31/2006               33,053                  29,649                          41,783

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

         Average Annual Total Returns as of 5/31/06 (4)
                        Date of
                       Inception        1 Year         3 Years
Class I Shares           7/1/94         16.78%          15.99%
----------------         ------         -----           -----
Class A Shares          8/22/94         10.07%          13.54%
----------------        -------         -----           -----
Class B Shares           1/6/98         10.71%          13.93%
----------------        -------         -----           -----
Class C Shares          1/27/00         14.70%          14.90%
----------------        -------         -----           -----

                                                    Since        Max Sales
                       5 Years       10 Years     Inception        Charge         Max CDSC
Class I Shares          6.32%          9.33%        10.55%          N/A              N/A
----------------        ----           ----         -----          ----              ---
Class A Shares          4.84%          8.44%         9.73%         5.50%             N/A
----------------        ----           ----         -----          ----              ---
Class B Shares          4.97%          8.35%         9.55%          N/A             5.00%
----------------        ----           ----         -----          ----             ----
Class C Shares          5.29%          8.30%         9.50%          N/A             1.00%
----------------        ----           ----         -----          ----             ----

                               Expense Table*
                      Beginning               Ending
                    Account Value         Account Value           Annualized        Expenses Paid
   Actual               12/1/05              5/31/06            Expense Ratio      During Period**
Class I              $  1,000.00           $  1,061.72               0.96%            $  4.93
----------           -----------           -----------               ----             -------
Class A                 1,000.00              1,060.06               1.21                6.21
----------           -----------           -----------               ----             -------
Class B                 1,000.00              1,056.76               1.89                9.69
----------           -----------           -----------               ----             -------
Class C                 1,000.00              1,056.93               1.89                9.69
----------           -----------           -----------               ----             -------
Hypothetical***
-------------------------------------------------------------------------------------------------------
Class I                 1,000.00              1,020.14               0.96                4.84
----------           -----------           -----------               ----             -------
Class A                 1,000.00              1,018.90               1.21                6.09
----------           -----------           -----------               ----             -------
Class B                 1,000.00              1,015.51               1.89                9.50
----------           -----------           -----------               ----             -------
Class C                 1,000.00              1,015.51               1.89                9.50
----------           -----------           -----------               ----             -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the
Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              13

Allegiant Equity Funds
MID CAP GROWTH FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

[GRAPHIC OMITTED]

How did mid cap growth stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Mid Cap Growth Fund posted a total return of 5.54 % for Class B investors(1) and 11.71% for Class I investors. The Fund's benchmark, the Russell Midcap(Reg. TM) Growth Index(2), returned 15.61% over the same period.

What factors impacted the Fund's performance?
Mid cap stocks delivered powerful performance during the reporting period, as evidenced by the performance of the Russell Midcap(Reg. TM) Growth Index. Mid caps far outperformed their large cap growth peers, which returned 6.14%
(Russell 1000(Reg. TM) Growth Index), but small cap growth stocks (Russell
2000(Reg. TM) Growth Index) led all market cap classes at 18.22%.

As global economic growth continued during the year, demand for commodities was strong; resulting in the Energy and Materials sectors within the Russell
Midcap(Reg. TM) Growth Index, each rising over 40% for the year. The Telecom
Services sector led all sectors with an increase of over 50% for the year.
Industrials, another sector tied to economic growth, also outperformed the market, along with Financials and Utilities. While strong economic growth was welcome news for some sectors, traditional growth fared poorly. Technology,
Healthcare and Consumer Discretionary sectors all lagged the overall returns of the Russell Midcap(Reg. TM) Growth Index.

During the year, the Fund significantly lagged its benchmark. Sector allocation played a part in this underperformance; the Fund benefited from its overweighting in Materials and underweighting in Consumer Discretionary, but was more than offset by underweightings in Energy and Telecom and an overweighting in Consumer Staples. Security selection also detracted from performance, with particularly weak stock selection in the Healthcare,
Technology and Consumer Discretionary sectors. Positive stock selection in
Financials unfortunately could not counteract the losses in these other sectors.

What are your thoughts going into the next 12 months?
The Fund is currently overweighted in the Materials, Utilities and Industrials sectors and underweighted in Consumer Discretionary, Energy and Healthcare.
These sector weightings are a result of our bottom-up analysis of the companies in the small cap universe, utilizing our multi-factor model to gauge valuations, fundamentals, and investor interest.

                    Portfolio Holdings
Information Technology                          22.0%
Consumer Discretionary                          17.7
Industrials                                     15.9
Healthcare                                      11.9
Financials                                      11.1
Energy                                           6.6
Materials                                        5.2
Utilities                                        3.5
Affiliated Money Market Fund                     2.6
Telecommunication Services                       1.8
Consumer Staples                                 1.7
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell Midcap(Reg. TM) Growth Index, an unmanaged index of medium-sized growth stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

14

                              Mid Cap Growth Fund

                                            [LINE CHART]
                   Class I Shares          Class B Shares         Russell Midcap(R) Growth Index\2\
                   --------------          --------------         ---------------------------------
10/31/1988            $ 10,000                $ 10,000                        $ 10,000
5/31/1989               11,848                  11,783                          11,979
5/31/1990               13,702                  13,498                          13,770
5/31/1991               14,479                  14,130                          16,181
5/31/1992               16,652                  16,098                          17,689
5/31/1993               19,089                  18,280                          20,450
5/31/1994               20,275                  19,204                          21,724
5/31/1995               22,010                  20,649                          25,139
5/31/1996               31,693                  29,453                          33,495
5/31/1997               31,224                  28,844                          37,169
5/31/1998               37,941                  34,803                          46,067
5/31/1999               41,052                  37,307                          53,273
5/31/2000               62,359                  56,110                          76,563
5/31/2001               47,461                  42,256                          57,971
5/31/2002               38,122                  33,717                          48,026
5/31/2003               33,481                  29,516                          45,221
5/31/2004               38,714                  34,041                          57,486
5/31/2005               40,653                  35,710                          63,563
5/31/2006               45,412                  39,750                          73,488

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                     Average Annual Total Returns as of 5/31/06 (4)
                      Date of
                     Inception       1 Year        3 Years
Class I Shares       10/31/88        11.71%         10.69%
----------------     --------        -----          -----
Class A Shares       10/31/88         5.13%          8.36%
----------------     --------        -----          -----
Class B Shares         2/4/94         5.54%          8.58%
----------------     --------        -----          -----
Class C Shares        6/15/00         9.58%          9.70%
----------------     --------        -----          -----

                                                 Since        Max Sales
                     5 Years      10 Years     Inception        Charge         Max CDSC
Class I Shares       (0.88)%        3.66%        8.99%           N/A              N/A
----------------     -----          ----         ----           ----              ---
Class A Shares       (2.20)%        2.88%        8.49%          5.50%             N/A
----------------     -----          ----         ----           ----              ---
Class B Shares       (2.20)%        2.87%        8.17%           N/A             5.00%
----------------     -----          ----         ----           ----             ----
Class C Shares       (1.81)%        2.75%        7.99%           N/A             1.00%
----------------     -----          ----         ----           ----             ----

                            Expense Table*
                     Beginning            Ending
                   Account Value       Account Value         Annualized        Expenses Paid
   Actual             12/1/05             5/31/06          Expense Ratio      During Period**
Class I             $  1,000.00        $  1,026.56             0.85%             $  4.29
----------          -----------        -----------             ----              -------
Class A                1,000.00           1,025.00             1.10                 5.55
----------          -----------        -----------             ----              -------
Class B                1,000.00           1,022.22             1.78                 8.97
----------          -----------        -----------             ----              -------
Class C                1,000.00           1,021.92             1.78                 8.97
----------          -----------        -----------             ----              -------
Hypothetical***
-------------------------------------------------------------------------------------------------
Class I                1,000.00           1,020.69             0.85                 4.28
----------          -----------        -----------             ----              -------
Class A                1,000.00           1,019.45             1.10                 5.54
----------          -----------        -----------             ----              -------
Class B                1,000.00           1,016.06             1.78                 8.95
----------          -----------        -----------             ----              -------
Class C                1,000.00           1,016.06             1.78                 8.95
----------          -----------        -----------             ----              -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Performance information before June 9, 2000 represents performance of the
Parkstone Mid Capitalization Fund, which was reorganized into the Allegiant Mid
Cap Growth Fund on that date. Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the
Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              15

Allegiant Equity Funds
MID CAP VALUE FUND OVERVIEW
May 31, 2006

                           Michael Santelli, CFA, CPA
                                Senior Director
                                  Value Equity
                                   Investment

[GRAPHIC OMITTED]

How did mid cap value stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Mid Cap Value Fund posted a total return of 15.87% for Class B investors(1) and 22.04% for Class I investors. The Fund's benchmark, the Russell Midcap(Reg. TM) Value Index(2), returned 17.29% over the same period.

What factors impacted the Fund's performance?
Mid cap value stocks performed very well over the last 12 months, exceeding large cap value equities, as measured by the Russell 1000(Reg. TM) Value Index, which returned 12.61%.

Our significant overweighting in Energy stocks was the most positive factor in our portfolio. The continued strength in commodity prices, tight supplies and high demand in the natural gas and oil markets, along with the continuing strength of global growth combined to provide compelling long-term prospects in this group. We owned several stocks trading below our measures of intrinsic value, specifically Peabody Energy (BTU), Canadian Natural Resources (CNQ) and
Arch Coal (ACI). This happened despite the increase in the sector over the last two years.

Our exposure to the railroad industry was a significant positive contributor to the Fund's performance. Within the Computer Technology group, our investment in
SanDisk (SNDK) provided compelling returns as their data storage products benefited from their position within the fast growing area of consumer electronics.

The Fund was underweight in consumer stocks over the last 12 months, which detracted from performance, but we continue to believe there will be a moderation in consumer spending. Our overweighting in Insurance and underweighting in the Real Estate were both sources of underperformance.

What are your thoughts going into the next 12 months?
We invest in companies trading at a discount to intrinsic value with a margin of safety to reduce risk. We favor companies focused on value creation with a catalyst to close the valuation discount. In other words, we look for companies we believe are worth more than the current market price that operate with shareholder-friendly policies and provide a reason for the price of the company to appreciate.

Though bullish on the long-term secular growth in Energy, we are trimming a few of our positions there. We believe energy prices will be higher, but costs are rising and margins are shrinking.

We continue to be underweight in Real Estate Investment Trusts (REITs) and banks. Both groups are expensive and are facing headwinds that include declining mortgage revenue, increasing credit costs and a flattening yield curve.

Finally, we continue to be bearish on consumer stocks, although we do have small positions in the Autos/Auto Suppliers group. We have no exposure to the
Housing group, as we believe that rising rates and a flattening of the yield curve will eventually impact this group. Consumers, in general, will feel increased pressure to slow spending as energy prices remain high, job growth slows and minimum payments on mortgages and credit cards rise.

                    Portfolio Holdings
Financials                                      26.2%
Information Technology                          11.1
Consumer Discretionary                          10.0
Utilities                                       10.0
Healthcare                                       9.5
Energy                                           9.1
Materials                                        7.4
Consumer Staples                                 7.2
Industrials                                      5.3
Affiliated Money Market Fund                     4.2
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell Midcap(Reg. TM)  Value Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

16

                               Mid Cap Value Fund

                                            [LINE CHART]
                   Class I Shares          Class B Shares         Russell Midcap(R) Value Index\2\
                   --------------          --------------         ---------------------------------
7/1/2002              $ 10,000                $ 10,000                        $ 10,000
5/31/2003               10,138                   9,957                           9,867
5/31/2004               12,899                  12,520                          12,550
5/31/2005               15,238                  14,646                          15,330
5/31/2006               18,595                  17,402                          17,980

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                              Average Annual Total Returns as of 5/31/06 (4)
                        Date of                                     Since          Max Sales
                       Inception      1 Year        3 Years       Inception          Charge        Max CDSC
 Class I Shares         7/1/02        22.04%         22.41%         17.17%             N/A            N/A
-----------------       ------        -----          -----          -----             ----            ---
 Class A Shares         7/1/02        14.96%         19.81%         15.05%            5.50%           N/A
-----------------       ------        -----          -----          -----             ----            ---
 Class B Shares         6/2/03        15.87%         20.23%         15.20%             N/A           5.00%
-----------------       ------        -----          -----          -----             ----           ----
 Class C Shares         6/2/03        19.95%         21.25%         15.79%             N/A           1.00%
-----------------       ------        -----          -----          -----             ----           ----

                                Expense Table*
                       Beginning               Ending
                     Account Value          Account Value            Annualized         Expenses Paid
   Actual               12/1/05                5/31/06             Expense Ratio       During Period**
Class I              $  1,000.00             $  1,094.03               1.00%               $  5.22
----------           -----------             -----------               ----                -------
Class A                 1,000.00                1,091.91               1.25                   6.52
----------           -----------             -----------               ----                -------
Class B                 1,000.00                1,088.09               1.93                  10.05
----------           -----------             -----------               ----                -------
Class C                 1,000.00                1,088.49               1.93                  10.05
----------           -----------             -----------               ----                -------
Hypothetical***
------------------------------------------------------------------------------------------------------------
Class I                 1,000.00                1,019.95               1.00                   5.04
----------           -----------             -----------               ----                -------
Class A                 1,000.00                1,018.70               1.25                   6.29
----------           -----------             -----------               ----                -------
Class B                 1,000.00                1,015.31               1.93                   9.70
----------           -----------             -----------               ----                -------
Class C                 1,000.00                1,015.31               1.93                   9.70
----------           -----------             -----------               ----                -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              17

Allegiant Equity Funds
MULTI-FACTOR SMALL CAP CORE FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

[GRAPHIC OMITTED]

How did multi-factor small cap core stocks perform over the past year?
Since the Fund's inception on September 30, 2005, the Allegiant Multi-Factor
Small Cap Core Fund posted a total return of 5.39% for Class A investors(1) and
11.60% for Class I investors. The Fund's benchmark, the Russell 2000(Reg. TM)
Index(2), returned 9.20% over the same period.

What factors impacted the Fund's performance?
Small cap stocks, as measured by the Russell 2000(Reg. TM) Index, had an impressive run of 9.20% over the reporting period, outperforming the returns of mid cap stocks (Russell Midcap(Reg. TM) Index returned 7.87%) and large cap peers (Russell 1000(Reg. TM) Index returned 5.01%).

Sector allocation was a relative drag on performance during the period, despite a positive contribution from our underweighting in the Consumer Discretionary sector; the Fund's underweighting in Materials had a negative impact. Stock selection drove the Fund's out-performance relative to the Russell 2000(Reg.
TM) Index, with positive contributions in every sector except for Information
Technology, where the portfolio's holding substantially underperformed. The
Fund's stocks in the Consumer Discretionary and Healthcare sectors substantially outperformed.

What are your thoughts going into the next 12 months?
The Fund is currently overweight in the Energy and Information Technology sectors and underweight in Financials, Consumer Discretionary and Healthcare.
These sector weightings are a result of our bottom-up analysis of the companies in the small cap universe, utilizing our multi-factor model to gauge valuations, fundamentals and investor interest.

                    Portfolio Holdings
Information Technology                          20.0%
Financials                                      18.4
Industrials                                     16.9
Consumer Discretionary                          12.4
Healthcare                                      10.6
Energy                                           8.2
Materials                                        4.4
Utilities                                        3.4
Consumer Staples                                 3.2
Affiliated Money Market Fund                     1.5
Telecommunication Services                       1.0
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

\(1)\ The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares' maximum sales charge.

\(2)\ The Russell 2000(Reg. TM) Index, an unmanaged index comprised of securities which have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

18

                        Multi-Factor Small Cap Core Fund

                                            [LINE CHART]
                   Class I Shares          Class A Shares         Russell 2000(R) Index\2\
                   --------------          --------------         ------------------------
9/30/2005             $ 10,000                $  9,450                    $ 10,000
5/31/2006               11,160                  10,539                      10,874

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                                 Average Annual Total Returns as of 5/31/06 (4)
                         Date of                             Max Sales
                        Inception       Since Inception        Charge           Max CDSC
Class I Shares           9/30/05             11.60%              N/A               N/A
----------------         -------             -----              ----              ----
Class A Shares           9/30/05              5.39%             5.50%              N/A
----------------         -------             -----              ----              ----

                                  Expense Table*
                         Beginning
                       Account Value           Ending Account         Annualized             Expenses Paid
   Actual                 12/1/05              Value 5/31/06         Expense Ratio           During Period**
Class I                 $  1,000.00             $  1,096.27              0.92%                  $  4.81
----------              -----------             -----------              ----                   -------
Class A                    1,000.00                1,095.29              1.17                      6.11
----------              -----------             -----------              ----                   -------
Hypothetical***
---------------------------------------------------------------------------------------------------------------
Class I                    1,000.00                1,020.34              0.92                      4.63
----------              -----------             -----------              ----                   -------
Class A                    1,000.00                1,019.10              1.17                      5.89
----------              -----------             -----------              ----                   -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              19

Allegiant Equity Funds
MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

How did multi-factor small cap focused value stocks perform over the past year?
Since the Fund's inception on September 30, 2005, the Allegiant Multi-Factor
Small Cap Focused Value Fund posted a total return of 5.10% for Class A investors(1) and 11.50% for Class I investors. The Fund's benchmark, the
Russell 2000(Reg. TM) Value Index(2), returned 10.20% over the same period.

What factors impacted the Fund's performance?
Small cap value stocks had an impressive run over the reporting period, outperforming their mid cap (Russell Midcap(Reg. TM) Value Index returned
8.36%) and large cap peers (Russell 1000(Reg. TM) Value Index returned 7.12%).

The Fund was launched on September 30, 2005 and performed very well during the
8 month period ended May 31, 2006. The Fund's positive performance was driven primarily by good stock selection, though sector allocation also contributed to returns. Stock selection was particularly strong in the Consumer Discretionary sector, where the Fund's holdings gained over 23%; the overall sector was only up 4% during the 8 month period. Stock selection was also very strong within the Industrial and Energy sectors. The only sector in which the Fund's holdings meaningfully lagged was Information Technology.

What are your thoughts going into the next 12 months?
The Fund is currently overweight in the Healthcare, Information Technology and
Energy sectors and underweight in Financials and Utilities. These sector weightings are a result of our bottom-up analysis of the companies in the small cap universe, utilizing our multi-factor model to gauge valuations, fundamentals and investor interest.

                    Portfolio Holdings
Financials                                      25.9%
Industrials                                     20.0
Information Technology                          15.3
Consumer Discretionary                          13.1
Healthcare                                       8.5
Energy                                           6.0
Consumer Staples                                 4.8
Materials                                        2.4
Utilities                                        1.7
Affiliated Money Market Fund                     1.4
Exchange Traded Fund                             0.9
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

\(1)\ The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares' maximum sales charge.

\(2)\ The Russell 2000(Reg. TM) Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

20

                   Multi-Factor Small Cap Focused Value Fund

                                            [LINE CHART]
                   Class I Shares          Class A Shares         Russell 2000(R) Value Index\2\
                   --------------          --------------         ------------------------------
9/30/2005              $ 10,000                $  9,450                      $ 10,000
5/31/2006                11,160                  10,539                        10,874

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares
only.Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                               Average Annual Total Returns as of 5/31/06 (4)
                          Date of                              Max Sales
                         Inception        Since Inception        Charge          Max CDSC
Class I Shares            9/30/05             11.50%               N/A              N/A
----------------          -------             -----               ----              ---
Class A Shares            9/30/05              5.10%              5.50%             N/A
----------------          -------             -----               ----              ---

                               Expense Table*
                        Beginning            Ending
                      Account Value       Account Value         Annualized           Expenses Paid
   Actual                12/1/05             5/31/06           Expense Ratio         During Period**
Class I               $  1,000.00          $  1,113.89             0.99%                $  5.22
----------            -----------          -----------             ----                 -------
Class A                  1,000.00             1,112.00             1.24                    6.53
----------            -----------          -----------             ----                 -------
Hypothetical***
-------------------------------------------------------------------------------------------------------
Class I                  1,000.00             1,020.00             0.99                    4.99
----------            -----------          -----------             ----                 -------
Class A                  1,000.00             1,018.75             1.24                    6.24
----------            -----------          -----------             ----                 -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              21

Allegiant Equity Funds
MULTI-FACTOR SMALL CAP GROWTH FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

How did multi-factor small cap growth stocks perform over the past year?
Since the Fund's inception on September 30, 2005, the Allegiant Multi-Factor
Small Cap Growth Fund posted a total return of (0.19%) for Class A investors(1)
and 5.70% for Class I investors. The Fund's benchmark, the Russell 2000(Reg.
TM) Growth Index(2), returned 8.24% over the same period.

What factors impacted the Fund's performance?
Small cap stocks surged during the period (Russell 2000(Reg. TM) Growth Index returned 8.24%), outperforming their larger peers (Russell 1000(Reg. TM) Growth
Index returned 2.93%). Additionally, companies with little to no earnings, low return on equity (ROE) or stock selling at less than $5 per share generally performed well during the reporting period.

Sector allocation had little effect during the period. Stock selection, however, hurt performance, with negative contributions within the Information
Technology, Utilities, Consumer Discretionary and Industrials sectors, which were only partially offset by positive contributions from Healthcare and
Financials.

What are your thoughts going into the next 12 months?
We anticipate more modest returns for the equity markets during the balance of
2006. Significant interest rate increases, along with higher energy prices, will continue to dampen the pace of economic growth. The Fund is currently positioned with overweightings in Materials, Industrials and Telecom Services.
It is underweight in Consumer Discretionary, Healthcare and Information
Technology.

                    Portfolio Holdings
Industrials                                     20.8%
Information Technology                          20.5
Healthcare                                      15.1
Consumer Discretionary                          11.7
Materials                                        9.2
Financials                                       8.5
Energy                                           7.7
Consumer Staples                                 3.6
Telecommunication Services                       2.6
Affiliated Money Market Fund                     0.3
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in mid-sized companies present greater risk of loss than investments in large companies.

\(1)\ The Fund does not offer Class B Shares, so Class A Share performance is utilized and reflects Class A Shares' maximum sales charge.

\(2)\ The Russell 2000(Reg. TM) Growth Index, an unmanaged index of 2,000 small campany stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

22

                       Multi-Factor Small Cap Growth Fund

                                            [LINE CHART]
                   Class I Shares          Class A Shares         Russell 2000(R) Growth Index\2\
                   --------------          --------------         -------------------------------
9/30/2005              $ 10,000                $ 9,450                        $ 10,000
5/31/2006                10,570                  9,981                          10,771

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                            Average Annual Total Returns as of 5/31/06 (4)
                         Date of                                 Max Sales
                        Inception        Since Inception          Charge            Max CDSC
Class I Shares           9/30/05              5.70%                 N/A                N/A
----------------         -------             -----                 ----               ----
Class A Shares           9/30/05             (0.19)%               5.50%               N/A
----------------         -------             -----                 ----               ----

                              Expense Table*
                      Beginning             Ending
                    Account Value        Account Value        Annualized         Expenses Paid
   Actual              12/1/05              5/31/06          Expense Ratio       During Period**
Class I             $  1,000.00           $  1,042.40            0.88%              $  4.48
----------          -----------           -----------            ----               -------
Class A                1,000.00              1,040.39            1.13                  5.75
----------          -----------           -----------            ----               -------
Hypothetical***
----------------------------------------------------------------------------------------------------
Class I                1,000.00              1,020.54            0.88                  4.43
----------          -----------           -----------            ----               -------
Class A                1,000.00              1,019.30            1.13                  5.69
----------          -----------           -----------            ----               -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              23

Allegiant Equity Funds
MULTI-FACTOR SMALL CAP VALUE FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

How did multi-factor small cap value stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Multi-Factor Small
Cap Value Fund posted a total return of 8.89% for Class B investors(1) and
14.88% for Class I investors.  The Fund's benchmark, the Russell 2000(Reg. TM)
Value Index(2), returned 18.22% over the same period.

What factors impacted the Fund's performance?
Small cap value stocks had an impressive run over the reporting period, outperforming their mid cap (Russell Midcap(Reg. TM) Value Index returned
17.29%) and large cap peers (Russell 1000(Reg. TM) Value Index returned
12.61%).

As global economic growth continued during the year, demand for commodities was strong, resulting in the Energy and Materials sectors leading the market.
Within the Russell 2000(Reg. TM) Value Index, each of these sectors gained nearly 40% for the year.  Telecom and Industrials, two additional sectors within the Index that are tied to economic growth, also outperformed the market.  While strong economic growth was welcome news for some sectors, it took its toll on others, several of which are the most sensitive to interest rate increases.  The weakest sectors included the Consumer Discretionary and
Financials sectors.  Healthcare also lagged as investors opted for less defensive issues.

During the year the Fund lagged its benchmark.  Sector allocation played a part in this underperformance, despite the Fund benefiting from overweightings in
Energy and Materials and underweightings in Financials, Utilities and Consumer
Discretionary issues.  Within the Information Technology and Healthcare sectors, security selection had a negative impact on performance.

What are your thoughts going into the next 12 months?
The Fund is currently overweight in the Healthcare, Information Technology and
Energy sectors, while remaining underweight in Financials and Utilities.  These sector weightings are a result of our bottom-up analysis of the companies in the small cap universe, utilizing our Multi-Factor model to gauge valuations, fundamentals, and investor interest.

                    Portfolio Holdings
Financials                                      28.3%
Information Technology                          14.5
Industrials                                     13.1
Consumer Discretionary                          12.1
Healthcare                                      11.4
Energy                                           6.9
Materials                                        6.6
Consumer Staples                                 3.3
Affiliated Money Market Fund                     2.1
Utilities                                        1.1
Telecommunication Services                       0.6
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell 2000(Reg. TM) Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

24

                       Multi-Factor Small Cap Value Fund

                                           [LINE CHART]

                  Class I Shares          Class B Shares          Russell 2000(R) Value Index\2\
                  --------------          --------------          ------------------------------
7/26/1994             $ 10,000                $ 10,000                        $ 10,000
5/31/1995               11,463                  11,371                          10,885
5/31/1996               14,058                  13,815                          13,798
5/31/1997               17,377                  16,923                          16,643
5/31/1998               20,821                  20,058                          21,081
5/31/1999               20,058                  19,030                          19,073
5/31/2000               22,640                  21,289                          19,023
5/31/2001               29,633                  27,595                          24,619
5/31/2002               35,444                  32,696                          28,414
5/31/2003               32,010                  29,245                          26,283
5/31/2004               41,404                  37,461                          34,382
5/31/2005               46,211                  41,415                          39,577
5/31/2006               53,085                  47,288                          46,789

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

         Average Annual Total Returns as of 5/31/06 (4)
                      Date of
                     Inception        1 Year         3 Years
Class I Shares        7/26/94         14.88%          18.37%
----------------      -------         -----           -----
Class A Shares        8/15/94          8.34%          15.86%
----------------      -------         -----           -----
Class B Shares         1/6/98          8.89%          16.28%
----------------      -------         -----           -----
Class C Shares        1/27/00         12.82%          17.27%
----------------      -------         -----           -----

                                                     Since        Max Sales
                     5 Years        10 Years       Inception        Charge          Max CDSC
Class I Shares        12.37%         14.21%          15.13%          N/A               N/A
----------------      -----          -----           -----          ----               ---
Class A Shares        10.83%         13.23%          14.22%         5.50%              N/A
----------------      -----          -----           -----          ----               ---
Class B Shares        11.04%         13.09%          14.01%          N/A              5.00%
----------------      -----          -----           -----          ----              ----
Class C Shares        11.32%         13.14%          14.05%          N/A              1.00%
----------------      -----          -----           -----          ----              ----

                              Expense Table*
                       Beginning             Ending
                     Account Value        Account Value          Annualized       Expenses Paid
   Actual               12/1/05              5/31/06           Expense Ratio     During Period**
Class I              $  1,000.00           $  1,076.11             1.18%            $  6.11
----------           -----------           -----------             ----             -------
Class A                 1,000.00              1,074.74             1.43                7.40
----------           -----------           -----------             ----             -------
Class B                 1,000.00              1,070.80             2.12               10.95
----------           -----------           -----------             ----             -------
Class C                 1,000.00              1,070.97             2.12               10.95
----------           -----------           -----------             ----             -------
Hypothetical***
------------------------------------------------------------------------------------------------------
Class I                 1,000.00              1,019.05             1.18                5.94
----------           -----------           -----------             ----             -------
Class A                 1,000.00              1,017.80             1.43                7.19
----------           -----------           -----------             ----             -------
Class B                 1,000.00              1,014.36             2.12               10.65
----------           -----------           -----------             ----             -------
Class C                 1,000.00              1,014.41             2.12               10.65
----------           -----------           -----------             ----             -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the
Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              25

Allegiant Equity Funds
S&P 500(REG. TM) INDEX FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

How did S&P 500(Reg. TM)Index Fund stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant S&P 500(Reg. TM)
Index Fund posted a total return of 2.08% for Class B investors(1) and 8.16%
for Class I investors. The Fund attempts to track the performance of the S&P
500(Reg. TM) Index(2), which returned 8.64% over the same period.

What factors impacted the Fund's performance?
The equity market was not immune to the effect of the Fed's interest rate increases and downgraded corporate earnings expectations in the first quarter of 2006. Reported earnings came in higher than the reduced predictions had suggested, which equity investors took as a sign that the economy could continue to grow in the short term, but moderate by the end of 2006. The S&P
500 rose 13.2% from May 2005 until its high point on May 5, 2006, when inflation fears merged with the uncertainty that the new Federal Reserves
Chairman, Ben Bernanke, brought to the markets. The S&P 500(Reg. TM) Index gave back just over 4% during the final 17 trading days of the fiscal year ended May
31, 2006.

Over the last year, the Federal Open Market Committee (FOMC) raised the Federal
Funds rate from 3% to 5% in an attempt to head off inflation without sending the economy into recession. Non-Farm Payroll numbers were positive for a second consecutive year, and unit labor costs, a key component to economic growth, did not substantially rise over the last year. Energy prices fed the fear that inflation would ultimately slow the economy and commodities prices soared.

The three top performing sectors for the year reporting period were Energy,
Materials and Financials, which returned 29.11%, 18.67% and 14.65%, respectively. All sectors performed in positive territory with the exception of
Healthcare, which was down 1.36%. Excluding Healthcare, the three worst performing sectors were Information Technology, Consumer Discretionary and
Consumer Staples, which returned 0.86%, 2.81% and 4.67%, respectively. The volatility that resulted from the market's intense focus on interest rate hikes over the past year will likely continue into the coming year, with inflation worries continuing to be an issue.

What are your thoughts going into the next 12 months?
We believe Gross Domestic Product (GDP) growth will be moderate for the remainder of the year and the lag effect associated with Fed tightening will result in sustainable, non-inflationary GDP growth of around 3% by year end.
Core inflation numbers are slightly above the preferred range of the Fed, but inflation pressures should gradually subside as the lag effect of Fed policy gradually takes effect.

                    Portfolio Holdings
Financials                                      20.1%
Information Technology                          13.8
Healthcare                                      11.1
Industrials                                     10.9
Consumer Discretionary                           9.6
Energy                                           9.1
Consumer Staples                                 8.9
Commercial Paper                                 4.0
Utilities                                        3.3
Materials                                        3.0
Telecommunication Services                       3.0
Affiliated Money Market Fund                     2.1
Exchange Traded Fund                             1.1
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The S&P 500(Reg. TM) Index is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

26

                         S&P 500 (Reg. TM) Index Fund

                                     [LINE CHART]

                Class I Shares  Class B Shares  S&P 500(R) Index\2\
                --------------  --------------  --------------------
7/10/1998          $ 10,000        $ 10,000           $ 10,000
5/31/1999            11,416          11,314             11,631
5/31/2000            12,548          12,315             12,849
5/31/2001            11,213          10,902             11,493
5/31/2002             9,631           9,250              9,903
5/31/2003             8,808           8,380              9,104
5/31/2004            10,391           9,769             10,772
5/31/2005            11,217          10,452             11,659
5/31/2006            12,133          11,193             12,666

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                    Average Annual Total Returns as of 5/31/06 (4)
                         Date of
                        Inception         1 Year      3 Years
 Class I Shares          7/10/98          8.16%        11.27%
-----------------       --------          ----         -----
 Class A Shares         10/15/98          5.35%        10.06%
-----------------       --------          ----         -----
 Class B Shares           1/4/00          2.08%         9.02%
-----------------       --------          ----         -----
 Class C Shares          1/17/00          6.23%        10.17%
-----------------       --------          ----         -----

                                          Since        Max Sales
                        5 Years         Inception        Charge        Max CDSC
 Class I Shares          1.59%            2.48%           N/A             N/A
-----------------        ----             ----           ----             ---
 Class A Shares          0.83%            1.89%          2.50%            N/A
-----------------        ----             ----           ----             ---
 Class B Shares          0.18%            1.44%           N/A            5.00%
-----------------        ----             ----           ----            ----
 Class C Shares          0.57%            1.45%           N/A            1.00%
-----------------        ----             ----           ----            ----

                               Expense Table*
                      Beginning                Ending
                    Account Value           Account Value            Annualized        Expenses Paid
   Actual              12/1/05                 5/31/06             Expense Ratio      During Period**
Class I              $  1,000.00             $  1,023.11                0.36%              $  1.82
----------           -----------             -----------                ----               -------
Class A                 1,000.00                1,022.86                0.61                  3.08
----------           -----------             -----------                ----               -------
Class B                 1,000.00                1,018.37                1.36                  6.84
----------           -----------             -----------                ----               -------
Class C                 1,000.00                1,019.02                1.36                  6.84
----------           -----------             -----------                ----               -------
Hypothetical***
----------------------------------------------------------------------------------------------------------
Class I                 1,000.00                1,023.14                0.36                  1.82
----------           -----------             -----------                ----               -------
Class A                 1,000.00                1,021.89                0.61                  3.07
----------           -----------             -----------                ----               -------
Class B                 1,000.00                1,018.15                1.36                  6.84
----------           -----------             -----------                ----               -------
Class C                 1,000.00                1,018.15                1.36                  6.84
----------           -----------             -----------                ----               -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              27

Allegiant Equity Funds
SMALL CAP CORE FUND OVERVIEW
May 31, 2006

                               Gordon A. Johnson
                                Senior Portfolio
                                    Manager

[GRAPHIC OMITTED]

How did small cap core stocks perform over the last year?
For the 12-month period ended May 31, 2006, the Allegiant Small Cap Core Fund posted a total return of 6.64 % for Class B investors(1) and 12.69% for Class I investors.  The Fund's benchmark, the Russell 2000(Reg. TM) Index(2), returned
18.24% over the same period.

Small caps continued their dominance in the equity markets for the year ended
May 31, 2006.  The Russell 2000(Reg. TM) Index advanced a strong 18.24%
compared to 9.38% for the large cap Russell 1000(Reg. TM) Index.  Despite the successful run of small cap stocks over the last five years, companies are still increasing their cash flow return on investment levels and continue to offer value within the small cap space.

What factors impacted the Fund's performance?
The biggest factor affecting the Fund's underperformance relative to its benchmark was its security selection within Energy, despite being overweight in the sector.  Other factors contributing to the Fund's underperformance to the benchmark within Energy were lower shipping rates within the marine shipping industry and exposure to the oil and gas production industry that was affected by the hurricanes in the Gulf Coast.

What are your thoughts going into the next 12 months?
We are continuing to monitor the effects of increased energy prices on the overall economy, especially consumer spending.  As always, the Federal
Reserve's stance on interest rates will be closely monitored.  The Fed continues to be in a balancing act - balancing the need to contain inflation without slowing the overall economy.

Based on the management team's outlook, the Fund is currently overweight in
Consumer Discretionary, Energy, Financials, Industrials and Information
Technology.  The Fund is underweight in Consumer Staples, Healthcare and
Materials and has no exposure to Telecom Services or Utilities.

                    Portfolio Holdings
Information Technology                          22.8%
Financials                                      22.0
Industrials                                     18.8
Consumer Discretionary                          15.9
Energy                                           7.1
Healthcare                                       6.8
Affiliated Money Market Fund                     4.4
Consumer Staples                                 1.2
Materials                                        1.0
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

\(1)\  Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell 2000(Reg. TM) Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

28

                              Small Cap Core Fund

                                    [LINE CHART]

                Class I Shares  Class B Shares  Russell 2000(R) Index\2\
                --------------  --------------  ------------------------
4/2/2004          $ 10,000         $ 10,000             $ 10,000
5/31/2004            9,500            9,490                9,641
5/31/2005           11,030           10,910               10,588
5/31/2006           12,430           11,780               12,519

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                             Average Annual Total Returns as of 5/31/06 \(4)\
                        Date of                      Since       Max Sales
                       Inception       1 Year      Inception       Charge       Max CDSC
Class I Shares          4/2/04         12.69%        10.59%          N/A           N/A
----------------        ------         -----         -----          ----          ----
Class A Shares          4/2/04          6.19%         7.42%         5.50%          N/A
----------------        ------         -----         -----          ----          ----
Class B Shares          4/2/04          6.64%         7.87%          N/A          5.00%
----------------        ------         -----         -----          ----          ----
Class C Shares          4/2/04         10.72%         9.64%          N/A          1.00%
----------------        ------         -----         -----          ----          ----

                               Expense Table*
                        Beginning
                      Account Value      Ending Account       Annualized        Expenses Paid
   Actual                12/1/05         Value 5/31/06      Expense Ratio      During Period**
Class I               $  1,000.00         $  1,080.88            1.22%             $  6.33
----------            -----------         -----------            ----              -------
Class A                  1,000.00            1,078.60            1.47                 7.62
----------            -----------         -----------            ----              -------
Class B                  1,000.00            1,075.02            2.15                11.12
----------            -----------         -----------            ----              -------
Class C                  1,000.00            1,075.83            2.15                11.12
----------            -----------         -----------            ----              -------
Hypothetical***
----------------------------------------------------------------------------------------------------
Class I                  1,000.00            1,018.85            1.22                 6.14
----------            -----------         -----------            ----              -------
Class A                  1,000.00            1,017.60            1.47                 7.39
----------            -----------         -----------            ----              -------
Class B                  1,000.00            1,014.21            2.15                10.80
----------            -----------         -----------            ----              -------
Class C                  1,000.00            1,014.21            2.15                10.80
----------            -----------         -----------            ----              -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              29

Allegiant Equity Funds
SMALL CAP GROWTH FUND OVERVIEW
May 31, 2006

                              Hitesh Patel, Ph.D.
                              Director, Structured
                               Equity Strategies

[GRAPHIC OMITTED]

How did small cap growth stocks perform over the past year?
For the 12-month period ended May 31, 2006, the Allegiant Small Cap Growth Fund posted a total return of 6.07% for Class B investors(1) and 12.17% for Class I investors. The Fund's benchmark, the Russell 2000(Reg. TM) Growth Index(2), returned 18.22% over the same period.

What factors impacted the Fund's performance?
Small cap growth stocks, as measured by the Russell 2000(Reg. TM) Growth Index, had an impressive return of 18.22%, outperforming their mid cap (Russell Midcap
Growth returned 15.61%) and large cap (Russell 1000(Reg. TM) Growth returned
6.14%) peers.

Companies with little to no earnings, low return on equity (ROE), or stock selling at less than $5 per share generally performed well during the year.
Within the Russell 2000(Reg. TM) Growth Index, Materials (20%), Staples (17%),
Industrials (16%) and Utilities (13%) led the market, while the other sectors lagged index returns. The lowest performing sectors were Health Care (-1%),
Consumer Discretionary (6%), Energy (7%) and Financials (8%).

The Fund substantially lagged its benchmark over the 12 month reporting period.
Sector allocation played a part in our underperformance, as the Fund suffered from an underweighting in Energy and an overweighting in Consumer Discretionary issues. Security selection also detracted from performance, due to weak stock selection in the Consumer Discretionary and Information Technology sectors.
Positive stock selection in virtually every other sector, especially in
Industrials and Materials, could not offset the losses suffered in these two areas.

What are your thoughts going into the next 12 months?
The Fund is currently overweight in the Materials and Industrials sectors, while remaining underweight in Information Technology, Healthcare and Consumer
Discretionary. These sector weightings are a result of our bottom-up analysis of the companies in the small cap universe, utilizing our multi-factor model to gauge valuations, fundamentals and investor interest.

                    Portfolio Holdings
Industrials                                     20.5%
Information Technology                          20.2
Healthcare                                      15.0
Consumer Discretionary                          11.5
Materials                                        9.0
Financials                                       8.5
Energy                                           7.7
Consumer Staples                                 3.5
Telecommunication Services                       2.5
Affiliated Money Market Fund                     1.6
                                               100.0%

The table on the left presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

Investments in small capitalization companies present greater risk of loss than investments in large companies.

\(1)\ Performance of Class B shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

\(2)\ The Russell 2000(Reg. TM) Growth Index, an unmanaged index of 2,000 small company stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

30

                             Small Cap Growth Fund

                                     [LINE CHART]
                Class I Shares  Class B Shares  Russell 2000(R) Growth Index\2\
                --------------  --------------  -------------------------------
8/1/1997           $ 10,000       $ 10,000              $ 10,000
5/31/1998            11,735         11,657                10,659
5/31/1999            10,285         10,112                11,077
5/31/2000            15,123         14,728                13,259
5/31/2001            12,897         12,431                11,172
5/31/2002            10,242          9,791                 9,405
5/31/2003             8,591          8,132                 8,503
5/31/2004            10,141          9,513                11,034
5/31/2005             9,628          8,956                11,517
5/31/2006            10,800          9,975                13,615

\(3)\ This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

           Average Annual Total Returns as of 5/31/06 \(4)\
                        Date of
                       Inception       1 Year      3 Years
Class I Shares           8/1/97        12.17%        7.93%
----------------        -------        -----         ----
Class A Shares           8/1/97         5.69%        5.65%
----------------        -------        -----         ----
Class B Shares           1/6/98         6.07%        5.77%
----------------        -------        -----         ----
Class C Shares          1/20/00        10.04%        6.93%
----------------        -------        -----         ----

                                        Since        Max Sales
                        5 Years       Inception        Charge        Max CDSC
Class I Shares          (3.49)%         0.88%           N/A             N/A
----------------        -----          -----           ----             ---
Class A Shares          (4.80)%        (0.01)%         5.50%            N/A
----------------        -----          -----           ----             ---
Class B Shares          (4.75)%        (0.03)%          N/A            5.00%
----------------        -----          -----           ----            ----
Class C Shares          (4.37)%        (0.01)%          N/A            1.00%
----------------        -----          -----           ----            ----

                             Expense Table*
                       Beginning          Ending
                    Account Value      Account Value        Annualized       Expenses Paid
   Actual              12/1/05            5/31/06         Expense Ratio     During Period**
Class I              $  1,000.00       $  1,043.11            1.23%            $  6.27
----------           -----------       -----------            ----             -------
Class A                 1,000.00          1,041.80            1.48                7.53
----------           -----------       -----------            ----             -------
Class B                 1,000.00          1,037.17            2.16               10.97
----------           -----------       -----------            ----             -------
Class C                 1,000.00          1,038.28            2.16               10.97
----------           -----------       -----------            ----             -------
Hypothetical***
--------------------------------------------------------------------------------------------------
Class I                 1,000.00          1,018.80            1.23                6.19
----------           -----------       -----------            ----             -------
Class A                 1,000.00          1,017.55            1.48                7.44
----------           -----------       -----------            ----             -------
Class B                 1,000.00          1,014.16            2.16               10.85
----------           -----------       -----------            ----             -------
Class C                 1,000.00          1,014.16            2.16               10.85
----------           -----------       -----------            ----             -------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

\(4)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary waiver. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              31

Allegiant Asset Allocation Funds
ASSET ALLOCATION FUNDS OVERVIEW
May 31, 2006

                              Brian L. Stine, CFA
                             Investment Strategist

[GRAPHIC OMITTED]

How did asset allocation Funds perform over the past year?
For the 12-month period ended May 31, 2006, the asset allocation funds performed as follows:
   .  The Allegiant Aggressive Allocation Fund posted a return of 4.64% for
      Class B investors(1) and 10.49% for Class I investors. Its benchmark(d), a hybrid comprised of the S&P 500(Reg. TM) Index(a)
      (75%) and the Lehman U.S. Aggregate Bond Index(b) (25%), returned
      6.36% over the same period.

   .  The Allegiant Balanced Allocation Fund posted a total return of 2.60% for
      Class B investors(1) and 8.64% for Class I investors. Its
      benchmark(e), a hybrid comprised of the S&P 500(Reg. TM) Index(a)
      (60%) and the Lehman U.S. Aggregate Bond Index(b) (40%), returned
      4.99% over the same period.

   .  The Allegiant Conservative Allocation Fund posted a total return of
      (0.80%) for Class B investors(2) and 5.06% for Class I investors. Its benchmark(f), a hybrid comprised of the S&P 500(Reg. TM) Index(a)
      (35%) and the Lehman Intermediate U.S. Government/Credit Bond Index(c)
      (65%), returned 3.08%.

What factors impacted the Fund's performance?
During the reporting period, the Federal Reserve raised interest rates 2.00% in an effort to contain inflation without drastically slowing growth. Most measures of strength and activity in manufacturing were reported to be healthy numbers suggesting continued strength in the economy. Housing is, however, a concern with sales of both new and existing homes slowing throughout the latter portion of the reporting period.

For all three Funds, an overweight in equities throughout the reporting period added to performance on a relative basis. Likewise, the Funds' exposure to
non-U.S. companies contributed to performance as international stocks continued
to post strong returns.

What are your thoughts going into the next 12 months?
At the close of the reporting period last year at this time, the management team moved the equity exposure of all three Funds from market neutral to an overweight position. We continue to recommend an overweight exposure of 5% to international equities. With domestic equities, the team continues to favor large capitalization stocks as well as value versus growth stocks. As the
Federal Reserve ends its interest rate tightening campaign, we expect to see a positive reaction in the equity markets.

Within fixed income, we recommend an underweight position of 5%. While we are not overly negative on fixed income products in general, we believe global growth will exceed U.S. growth in the coming year making the international equity markets more attractive.

\(1)\ Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
--------------------------------------------------------------------------------
                               Portfolio Holdings

                                       Aggressive        Conservative
                                    Allocation Fund     Allocation Fund
Affiliated Equity Funds                   80.4%               40.5%
Affiliated Fixed Income Funds             17.1                56.4
Affiliated Money Market Fund               2.5                 3.1
                                         100.0%              100.0%

This table presents portfolio holdings as a percentage of total investments before collateral for loaned securities as of May 31, 2006.

           Balanced Allocation Fund
Common Stocks                        42.6%
Exchange Traded Funds                13.0
U.S. Government Agency
Mortgage-Backed Obligations          12.4
U.S. Treasury Obligations             7.3
Foreign Stocks                        6.2
Corporate Bonds                       4.1
Asset Backed Securities               3.9
Affiliated Money Market Fund          3.8
U.S. Government Agency
Obligations                           2.6
Commercial Paper                      2.3
Collateralized Mortgage
Obligations                           1.8
                                    100.0%

Asset allocation cannot guarantee a profit or prevent a loss. An investment in one of the Funds is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies. The Funds' advisor may be subject to conflicts of interest in allocating Fund assets among the various underlying Allegiant Funds. Although
Allegiant seeks to preserve the value of the Money Market Fund at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

32

                           Aggressive Allocation Fund

                                                  [LINE CHART]
                                                                                                75% S&P 500/25%
                                                                        Lehman Aggregate Bond   Lehman Aggregate
                Class I Shares  Class B Shares  S&P 500(R) Index\a\          Index\b\                Bond\d\
                --------------  --------------  -------------------     ---------------------   -----------------
3/6/2001         $ 10,000        $ 10,000          $ 10,000                  $ 10,000                 $ 10,000
5/31/2001          9,964            9,950            10,162                    10,069                   10,139
5/31/2002          9,240            9,142             8,756                    10,885                    9,288
5/31/2003          8,450            8,290             8,050                    12,145                    9,073
5/31/2004          9,546            9,279             9,524                    12,091                   10,166
5/31/2005         10,215            9,847            10,308                    12,916                   10,960
5/31/2006         11,287           10,796            11,198                    12,855                   11,612

                            Balanced Allocation Fund

                                                  [LINE CHART]
                                                                                                60% S&P 500/40%
                                                                        Lehman Aggregate Bond   Lehman Aggregate
                 Class I         Class B        S&P 500(R) Index\a\             Index\b\           Bond\e\
                 -------         -------        -------------------     ---------------------   ----------------
7/10/1998       $ 10,000        $ 10,000           $ 10,000                     $ 10,000           $ 10,000
5/31/1999         10,457          10,406             11,631                       10,348             11,118
5/31/2000         12,101          11,945             12,849                       10,566             11,936
5/31/2001         11,897          11,626             11,493                       11,951             11,677
5/31/2002         11,270          10,921              9,903                       12,920             11,110
5/31/2003         10,755          10,323              9,104                       14,415             11,229
5/31/2004         12,038          11,437             10,772                       14,352             12,204
5/31/2005         13,002          12,236             11,659                       15,331             13,128
5/31/2006         14,125          13,166             12,666                       15,258             13,703

                          Conservative Allocation Fund

                                                  [LINE CHART]
                                                                                                                 35% S&P 500/ 65%
                                                                                   Lehman Intermediate         Lehman Intermediate
                                                                                 U.S. Government/Credit      U.S. Government/Credit
               Class I Shares       Class B Shares      S&P 500(R) Index\a\           Bond Index\C\               Bond Index\f\
               --------------       --------------      --------------------    ------------------------     -----------------------
3/6/2001           $ 10,000             $ 10,000             $ 10,000                 $ 10,000                     $ 10,000
5/31/2001            10,094               10,058               10,162                   10,107                       10,126
5/31/2002             9,996                9,865                8,756                   10,879                       10,136
5/31/2003            10,112                9,892                8,050                   12,171                       10,729
5/31/2004            10,732               10,421                9,524                   12,117                       11,210
5/31/2005            11,346               10,911               10,308                   12,683                       11,852
5/31/2006            11,920               11,370               11,198                   12,694                       12,170

\(a)\ The S&P 500(Reg. TM) Index is a widely-used, unmanaged index of 500 common stocks.

\(b)\ The Lehman U.S. Aggregate Bond Index is an unmanaged market value weighted index of fixed income securities.

\(c)\ The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term securities.

\(d)\ The Aggressive Allocation Hybrid Index is a blend of 75% of the S&P
500(Reg. TM) Index and 25% of the Lehman U.S. Aggregate Bond Index, as
calculated by the Adviser.

\(e)\ The Balanced Allocation Hybrid Index is a blend of 60% of the S&P 500(Reg.
TM) Index and 40% of the Lehman U.S. Aggregate Bond Index, as calculated by the
Adviser.

\(f)\ The Conservative Allocation Hybrid Index is a blend of 65% of the Lehman
Intermediate U.S. Government/Credit Bond Index and 35% of the S&P 500(Reg. TM)
Index, as calculated by the Adviser.

The indexes are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

\(1)\ The graphs presented here provide hypothetical $10,000 investments in the
Funds since their respective dates of inception. The graphs show performance of
Class I and Class B Shares only. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes.
Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

                                                                              33

Allegiant Asset Allocation Funds
ASSET ALLOCATION FUNDS OVERVIEW
May 31, 2006

Average Annual Total Returns as of 5/31/06\(1)\

                   Aggressive Allocation Fund\(2)\
                        Date of
                       Inception       1 Year       3 Years
Class I Shares           3/6/01        10.49%        10.13%
----------------         ------        -----         -----
Class A Shares           3/6/01         5.04%         8.10%
----------------         ------        -----         -----
Class B Shares           5/8/01         4.64%         8.07%
----------------         ------        -----         -----
Class C Shares          6/28/01         8.50%         9.22%
----------------        -------        -----         -----

                                        Since      Max Sales
                        5 years       Inception      Charge      Max CDSC
Class I Shares           2.52%          2.34%         N/A          N/A
----------------         ----           ----         ----          ---
Class A Shares           1.28%          1.15%        4.75%         N/A
----------------         ----           ----         ----          ---
Class B Shares           1.27%          1.47%         N/A         5.00%
----------------         ----           ----         ----         ----
Class C Shares           1.67%          1.45%         N/A         1.00%
----------------         ----           ----         ----         ----

                                    Balanced Allocation Fund
                        Date of
                       Inception       1 Year       3 Years
Class I Shares          7/10/98         8.64%        9.51%
----------------        -------         ----         ----
Class A Shares          7/31/98         3.17%        7.48%
----------------        -------         ----         ----
Class B Shares         11/11/98         2.60%        7.30%
----------------       --------         ----         ----
Class C Shares          4/20/00         6.60%        8.41%
----------------       --------         ----         ----

                                        Since        Max Sales
                        5 Years       Inception        Charge       Max CDSC
Class I Shares           3.49%          4.47%           N/A            N/A
----------------         ----           ----           ----            ---
Class A Shares           2.27%          3.61%          4.75%           N/A
----------------         ----           ----           ----            ---
Class B Shares           2.15%          3.55%           N/A           5.00%
----------------         ----           ----           ----           ----
Class C Shares           2.47%          3.45%           N/A           1.00%
----------------         ----           ----           ----           ----

                     Conservative Allocation Fund\(2)\
                        Date of
                       Inception       1 Year       3 Years
Class I Shares           3/6/01         5.06%        5.64%
----------------         ------        -----         ----
Class A Shares           3/6/01        (0.26)%       3.65%
----------------         ------        -----         ----
Class B Shares          7/13/01        (0.80)%       3.52%
----------------        -------        -----         ----
Class C Shares          5/23/01         3.18%        4.73%
----------------        -------        -----         ----

                                       Since       Max Sales
                        5 Years      Inception       Charge      Max CDSC
Class I Shares           3.38%          3.41%         N/A           N/A
----------------         ----           ----         ----           ---
Class A Shares           2.11%          2.19%        4.75%          N/A
----------------         ----           ----         ----           ---
Class B Shares           2.12%          2.48%         N/A          5.00%
----------------         ----           ----         ----          ----
Class C Shares           2.51%          2.54%         N/A          1.00%
----------------         ----           ----         ----          ----

\(1)\ Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver for Aggressive and Conservative. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the
Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception.

\(2)\ These Funds invest only in other Allegiant Mutual Funds ("Underlying
Funds"). As a result, each Fund's performance is directly affected by the performance of the Underlying Funds. See the Overviews for the Underlying Funds
for discussions of the factors that affected their performance during the last fiscal year. The Underlying Funds for the Aggressive Allocation Fund are
International Equity, Large Cap Growth, Large Cap Value, Bond and Money Market.
The Underlying Funds for the Conservative Allocation Fund are International
Equity, Large Cap Growth, Large Cap Value, Intermediate Bond and Money Market.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

34

                                       Expense Tables*
                                  Aggressive Allocation Fund
                         Beginning          Ending
                       Account Value     Account Value       Annualized      Expenses Paid
 Actual                   12/1/05           5/31/06        Expense Ratio     During Period**
Class I Shares         $  1,000.00       $  1,035.36           0.43%           $  2.18
----------------       -----------       -----------           ----            -------
Class A Shares            1,000.00          1,034.45           0.68               3.45
----------------       -----------       -----------           ----            -------
Class B Shares            1,000.00          1,031.03           1.28               6.48
----------------       -----------       -----------           ----            -------
Class C Shares            1,000.00          1,030.93           1.28               6.48
----------------       -----------       -----------           ----            -------
Hypothetical***
-----------------
Class I Shares            1,000.00          1,022.79           0.43               2.17
----------------       -----------       -----------           ----            -------
Class A Shares            1,000.00          1,021.54           0.68               3.43
----------------       -----------       -----------           ----            -------
Class B Shares            1,000.00          1,018.55           1.28               6.44
----------------       -----------       -----------           ----            -------
Class C Shares            1,000.00          1,018.55           1.28               6.44
----------------       -----------       -----------           ----            -------

                                   Balanced Allocation Fund*
                          Beginning          Ending
                        Account Value     Account Value       Annualized       Expenses Paid
 Actual                    12/1/05           5/31/06        Expense Ratio     During Period**
Class I Shares         $   1,000.00      $   1,029.60           1.03%           $   5.21
----------------       ------------      ------------           ----            --------
Class A Shares             1,000.00          1,028.27           1.28                6.47
----------------       ------------      ------------           ----            --------
Class B Shares             1,000.00          1,023.81           1.98                9.99
----------------       ------------      ------------           ----            --------
Class C Shares             1,000.00          1,024.52           1.98                9.99
----------------       ------------      ------------           ----            --------
Hypothetical***
-----------------
Class I Shares             1,000.00          1,019.80           1.03                5.19
----------------       ------------      ------------           ----            --------
Class A Shares             1,000.00          1,018.55           1.28                6.44
----------------       ------------      ------------           ----            --------
Class B Shares             1,000.00          1,015.06           1.98                9.95
----------------       ------------      ------------           ----            --------
Class C Shares             1,000.00          1,015.06           1.98                9.95
----------------       ------------      ------------           ----            --------

                                Conservative Allocation Fund*
                         Beginning          Ending
                       Account Value     Account Value       Annualized       Expenses Paid
 Actual                   12/1/05           5/31/06        Expense Ratio     During Period**
Class I Shares         $   1,000.00      $   1,018.52           0.38%           $   1.91
----------------       ------------      ------------           ----            --------
Class A Shares             1,000.00          1,017.21           0.63                3.17
----------------       ------------      ------------           ----            --------
Class B Shares             1,000.00          1,014.32           1.23                6.18
----------------       ------------      ------------           ----            --------
Class C Shares             1,000.00          1,014.14           1.23                6.18
----------------       ------------      ------------           ----            --------
Hypothetical***
-----------------
Class I Shares             1,000.00          1,023.04           0.38                1.92
----------------       ------------      ------------           ----            --------
Class A Shares             1,000.00          1,021.79           0.63                3.18
----------------       ------------      ------------           ----            --------
Class B Shares             1,000.00          1,018.80           1.23                6.19
----------------       ------------      ------------           ----            --------
Class C Shares             1,000.00          1,018.80           1.23                6.19
----------------       ------------      ------------           ----            --------

*    See Explanation of Expense Tables on page 5.

**   Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

***  Assumes annual return of 5% before expenses.

                                                                              35

Allegiant Equity and Asset Allocation Funds
TRUSTEES AND OFFICERS OF THE TRUST

                             Position(s)          Length
 Name, Address\1\          Held with the         of Time
Age                            Trust             Served\2\
Independent Trustees
------------------------------------------------------------
Robert D. Neary          Chairman of the         Since
72                          Board and          February
                             Trustee             1996
------------------------------------------------------------
Dorothy A. Berry             Trustee          Since April
62                                               2006
------------------------------------------------------------
Kelley J. Brennan            Trustee          Since April
63                                               2006
------------------------------------------------------------
John F. Durkott              Trustee             Since
62                                             November
                                                 1993
------------------------------------------------------------
Richard W. Furst           Trustee and        Since June
67                       Chairman of the         1990
                         Audit Committee
------------------------------------------------------------
Gerald L. Gherlein           Trustee          Since July
68                                               1997
------------------------------------------------------------
Dale C. LaPorte              Trustee          Since April
64                                               2005
------------------------------------------------------------
Kathleen A. Obert            Trustee          Since August
47                                               2002
------------------------------------------------------------

Interested Trustees
John G. Breen\5\             Trustee         Since August
72                                               2002
------------------------------------------------------------
Timothy L. Swanson\5\     President, CEO         Since
38                          and Chief          February
                          Legal Officer          2006

                             Trustee          Since April
                                                 2006
------------------------------------------------------------

                                                   Principal                                 Number of
                                                 Occupation(s)                           Portfolios in the
                                             During Past 5 Years/                          Fund Complex
 Name, Address\1\                            Other Directorships\3\                          Overseen
Age                                           Held by Board Member                          by Trustee\4\
-----------------------------------------------------------------------------------------------------------
Independent Trustees
Robert D. Neary          Retired; Co-Chairman of Ernst & Young, 1984 - 1993;                    33
72                       Director, Strategic Distribution, Inc.; Director,
                         Commercial Metals Company.
-----------------------------------------------------------------------------------------------------------
Dorothy A. Berry         President, Talon Industries, Inc. (administrative,                     33
62                       management and business consulting), since 1986;
                         Chairman and Director, Professionally Managed
                         Portfolios.
-----------------------------------------------------------------------------------------------------------
Kelley J. Brennan        Retired; Partner, PricewaterhouseCoopers LLP,                          33
63                       1981 - 2002.
-----------------------------------------------------------------------------------------------------------
John F. Durkott          President and CEO, Kittle's Home Furnishings Center,                   33
62                       Inc. ("Kittle's"), since 2002; President and Chief
                         Operating Officer, Kittle's, 1982 - 2002; Partner, Kittle's
                         Bloomington Properties LLC, 1981 - 2003; KK&D LLC,
                         1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real
                         estate companies of Kittle's).
-----------------------------------------------------------------------------------------------------------
Richard W. Furst         Dean Emeritus, since 2003; Dean, 1981 - 2003; Garvice                  33
67                       D. Kincaid Professor of Finance, since 1981; Gatton
                         College of Business and Economics, University of
                         Kentucky.
-----------------------------------------------------------------------------------------------------------
Gerald L. Gherlein       Retired; Executive Vice President and General Counsel,                 33
68                       Eaton Corporation (global manufacturing), 1991 - 2000.
-----------------------------------------------------------------------------------------------------------
Dale C. LaPorte          Senior Vice President and General Counsel, Invacare                    33
64                       Corporation (manufacturer of health care products), since
                         2005; Partner, 1974 - 2005; Chairman of Executive
                         Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.
-----------------------------------------------------------------------------------------------------------
Kathleen A. Obert        Chairman and CEO, Edward Howard & Co. (public                          33
47                       relations agency), since 2001; CEO, Edward Howard &
                         Co., 2000 - 2001.
-----------------------------------------------------------------------------------------------------------

Interested Trustees
John G. Breen\5\         Retired; Chairman and CEO, The Sherwin Williams Co.                    33
72                       (manufacture, distribution and sale of coatings), until
                         2000; Director, Goodyear Tire & Rubber Co.; Director,
                         The Stanley Works.
-----------------------------------------------------------------------------------------------------------
Timothy L. Swanson\5\    Executive Vice President and Chief Investment Officer,                 33
38                       National City Corporation (bank holding company),
                         since 2003; Managing Director and Head of Equity
                         Management, Evergreen Private Asset Management,
                         2002 - 2003; Senior Vice President and Head of Equity
                         Securities, Wachovia Asset Management, 1999 - 2002.
-----------------------------------------------------------------------------------------------------------

36

                                      Position(s)         Length
 Name, Address\1\                   Held with the        of Time
Age                                     Trust            Served\2\

------------------------------------------------------------------
Officers
Kathleen T. Barr\6\                 Senior Vice           Since
200 Public Square, 5th Floor      President, Chief      February
Cleveland, OH 44114                Administrative         2003
51                               Officer and Chief
                                     Compliance
                                      Officer
------------------------------------------------------------------
Patrick Glazar\6\                    Treasurer           Since
103 Bellevue Parkway                                   February
Wilmington, DE 19809                                     2006
38
------------------------------------------------------------------
John Kernan\6\                       Assistant           Since
200 Public Square, 5th Floor         Treasurer         February
Cleveland, OH 44114                                      2005
40
------------------------------------------------------------------
Audrey C. Talley\6\                  Secretary           Since
One Logan Square                                       February
18th and Cherry Streets                                  2005
Philadelphia, PA 19103-6996
52
------------------------------------------------------------------

                                                           Principal                                Number of
                                                        Occupation(s)                           Portfolios in the
                                                     During Past 5 Years/                         Fund Complex
 Name, Address\1\                                    Other Directorships\3\                         Overseen
Age                                                  Held by Board Member                          by Trustee\4\
------------------------------------------------------------------------------------------------------------------
Officers
Kathleen T. Barr\6\              Senior Vice President (formerly Vice President), National            N/A
200 Public Square, 5th Floor     City Bank, and Managing Director, Allegiant Asset
Cleveland, OH 44114              Management Group, since June 1999; Managing
51                               Director, Allegiant Asset Management Company, since
                                 May 1996.
------------------------------------------------------------------------------------------------------------------
Patrick Glazar\6\                Assistant Vice President and Director, Accounting and                N/A
103 Bellevue Parkway             Administration, PFPC Inc., since September 2002; Senior
Wilmington, DE 19809             Manager, PFPC Inc., 1994 to 2002.
38
------------------------------------------------------------------------------------------------------------------
John Kernan\6\                   Vice President, National City Bank, and Managing                     N/A
200 Public Square, 5th Floor     Director of Fund Administration, Allegiant Asset
Cleveland, OH 44114              Management Group, since July 2004; Vice President and
40                               Senior Director of Fund Administration, State Street
                                 Bank and Trust Company, 1998 to 2004.
------------------------------------------------------------------------------------------------------------------
Audrey C. Talley\6\              Partner, Drinker Biddle & Reath LLP (law firm).                      N/A
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
52
------------------------------------------------------------------------------------------------------------------

\1\  Each Trustee can be contacted by writing to Allegiant Funds, c/o John
     Kernan, 200 Public Square, 5th Floor, Cleveland, OH 44114.
\2\  Each Trustee holds office until the next meeting of shareholders at which
     Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.
\3\  Includes directorships of companies required to report to the SEC under the
     Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.
\4\  The "Fund Complex" consists of all registered investment companies for which Allegiant Asset Management Company (the "Adviser") or any of its
     affiliates serves as investment adviser including Allegiant Funds
     ("Allegiant") and Allegiant Advantage Fund ("Advantage"). In addition to
     Allegiant, each Trustee serves as a Trustee of Advantage. Mr. Neary and Mr.
     Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage. The number of portfolios overseen by the
     Trustees includes 32 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The
     Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.
\5\  Mr. Breen is considered to be an "interested person" of Allegiant as defined in the 1940 Act because he owns shares of common stock of National
     City Corporation ("NCC"), the indirect parent company of the Adviser. Mr.
     Swanson is considered to be an "interested person" of Allegiant because (1)
     he is Executive Vice President and Chief Investment Officer of NCC, and (2)
     he owns shares of common stock and options to purchase common stock of NCC.
\6\  Ms. Barr, Mr. Glazar, Mr. Kernan and Ms. Talley also serve as Officers of
     Advantage in their same capacities. Ms. Barr previously served as Assistant
     Treasurer and Compliance Officer of Allegiant and Advantage from August
     2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.

--------------------------------------------------------------------------------
For more information regarding the trustees and officers, please refer to the
Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

                                                                              37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Allegiant Funds

We have audited the accompanying statements of net assets of the International
Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value
Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core
Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor Small Cap Growth
Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Core
Fund, Small Cap Growth Fund, Aggressive Allocation Fund, Balanced Allocation
Fund and  Conservative Allocation Fund (the "Funds") (16 of the porfolios constituting the Allegiant Funds) and the statements of assets and liabilities of the Aggressive Allocation Fund, Balanced Allocation Fund and Conservative
Allocation Fund as of May 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds' internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2006, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated
therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

July 17, 2006

38

                                                                       Allegiant
Equity Funds
FINANCIAL HIGHLIGHTS                                 Selected Per Share Data
                                                                     and Ratios
                                                      For the Years Ended May 31

              Net Asset                            Realized and      Dividends      Distributions
               Value,              Net              Unrealized        from Net         from Net         Net Asset
              Beginning        Investment           Gain (Loss)      Investment        Realized        Value, End
               of Year      Income (Loss)\(1)\    on Investments       Income        Capital Gains       of Year
 INTERNATIONAL EQUITY FUND
CLASS I
2006*        $   11.14          $   0.15            $   3.22        $   (0.28)       $       -        $   14.23
2005             10.18              0.13                0.99            (0.16)               -            11.14
2004              8.05              0.08                2.21            (0.16)               -            10.18
2003              9.75              0.08               (1.75)           (0.03)               -             8.05
2002             10.89              0.06               (1.16)           (0.04)               -             9.75
CLASS A
2006*        $   11.03          $   0.11            $   3.21        $   (0.25)       $       -        $   14.10
2005             10.09              0.13                0.95            (0.14)               -            11.03
2004              7.97              0.07                2.17            (0.12)               -            10.09
2003              9.68              0.10               (1.79)           (0.02)               -             7.97
2002             10.81              0.04               (1.16)           (0.01)               -             9.68
CLASS B
2006*        $   10.73          $   0.02            $   3.12        $   (0.14)       $       -        $   13.73
2005              9.81              0.04                0.93            (0.05)               -            10.73
2004              7.77             (0.02)               2.14            (0.08)               -             9.81
2003              9.46              0.01               (1.70)               -                -             7.77
2002             10.62             (0.04)              (1.12)               -                -             9.46
CLASS C
2006*        $   10.68          $   0.01            $   3.12        $   (0.12)       $       -        $   13.69
2005              9.78              0.05                0.93            (0.08)               -            10.68
2004              7.77                 -                2.12            (0.11)               -             9.78
2003              9.46              0.01               (1.70)               -                -             7.77
2002             10.63             (0.03)              (1.14)               -                -             9.46
 LARGE CAP CORE EQUITY FUND
CLASS I
2006         $   11.54          $   0.05            $   1.09        $   (0.04)       $   (0.25)       $   12.39
2005             10.91              0.08                0.79            (0.08)           (0.16)           11.54
2004              9.58              0.09                1.33            (0.09)               -            10.91
2003             10.87              0.10               (1.30)           (0.09)               -             9.58
2002             12.27              0.05               (1.15)           (0.04)           (0.26)           10.87
CLASS A
2006         $   11.41          $   0.02            $   1.10        $   (0.02)       $   (0.25)       $   12.26
2005             10.81              0.05                0.77            (0.06)           (0.16)           11.41
2004              9.49              0.06                1.33            (0.07)               -            10.81
2003             10.77              0.08               (1.29)           (0.07)               -             9.49
2002             12.16              0.02               (1.13)           (0.02)           (0.26)           10.77
CLASS B
2006         $   11.03         $   (0.06)           $   1.05        $       -        $   (0.25)       $   11.77
2005             10.49             (0.03)               0.76            (0.03)           (0.16)           11.03
2004              9.22             (0.02)               1.29                -                -            10.49
2003             10.48              0.01               (1.26)           (0.01)               -             9.22
2002             11.91             (0.05)              (1.12)               -            (0.26)           10.48
CLASS C
2006         $   11.02         $   (0.06)           $   1.06        $       -        $   (0.25)       $   11.77
2005             10.49             (0.03)               0.75            (0.03)           (0.16)           11.02
2004              9.23             (0.02)               1.29            (0.01)               -            10.49
2003             10.48              0.01               (1.25)           (0.01)               -             9.23
2002             11.92             (0.04)              (1.14)               -            (0.26)           10.48

                                                                                Ratio          Ratio of Net
                                                           Ratio of Net     of Expenses     Investment Income
                                            Ratio of        Investment       to Average     (Loss) to Average
                            Net Assets      Expenses      Income (Loss)      Net Assets        Net Assets         Portfolio
                Total         End of       to Average       to Average      (Before Fee        (Before Fee        Turnover
             Return(+)      Year (000)     Net Assets       Net Assets        Waivers)          Waivers)            Rate
 INTERNATIONAL EQUITY FUND
CLASS I
2006*           30.57%       $264,452          1.34%           1.13%            1.49%              0.98%             123%
2005            10.99         209,121          1.36            1.27             1.46               1.17              225
2004            28.50         280,040          1.41            0.74             1.41               0.74              117
2003           (17.13)        322,284          1.38            1.06             1.38               1.06               90
2002           (10.09)        517,829          1.34            0.63             1.34               0.63               63
CLASS A
2006*           30.39%       $ 14,083          1.59%           0.88%            1.74%              0.73%             123%
2005            10.62          11,333          1.61            1.02             1.71               0.92              225
2004            28.19          11,693          1.66            0.49             1.66               0.49              117
2003           (17.49)         32,345          1.63            0.81             1.63               0.81               90
2002           (10.35)         12,143          1.59            0.38             1.59               0.38               63
CLASS B
2006*           29.43%       $  1,236          2.27%           0.20%            2.42%              0.05%             123%
2005             9.85           1,369          2.30            0.33             2.40               0.23              225
2004            27.31           1,834          2.36           (0.21)            2.36              (0.21)             117
2003           (17.87)          1,944          2.34            0.10             2.34               0.10               90
2002           (10.92)          3,209          2.30           (0.33)            2.30              (0.33)              63
CLASS C
2006*           29.43%       $  1,001          2.27%           0.20%            2.42%              0.05%             123%
2005            10.01           1,277          2.30            0.33             2.40               0.23              225
2004            27.27           1,209          2.36           (0.21)            2.36              (0.21)             117
2003           (17.87)            413          2.34            0.10             2.34               0.10               90
2002           (11.01)            565          2.30           (0.33)            2.30              (0.33)              63
 LARGE CAP CORE EQUITY FUND
CLASS I
2006             9.98%       $227,171          0.97%           0.43%            0.97%              0.43%              65%
2005             7.95         211,478          0.98            0.66             0.98               0.66               69
2004            14.72         209,690          0.94            0.81             0.94               0.81              124
2003           (10.90)        152,055          0.96            1.08             0.96               1.08               68
2002            (8.99)        141,177          0.97            0.47             0.97               0.47              112
CLASS A
2006             9.81%       $  5,863          1.22%           0.18%            1.22%              0.18%              65%
2005             7.53           7,881          1.23            0.41             1.23               0.41               69
2004            14.62           8,648          1.19            0.56             1.19               0.56              124
2003           (11.22)          4,703          1.21            0.83             1.21               0.83               68
2002            (9.19)          3,313          1.22            0.22             1.22               0.22              112
CLASS B
2006             9.01%       $  3,152          1.90%          (0.50)%           1.90%             (0.50)%             65%
2005             6.90           3,545          1.92           (0.27)            1.92              (0.27)              69
2004            13.70           3,527          1.89           (0.14)            1.89              (0.14)             124
2003           (11.79)          1,699          1.92            0.12             1.92               0.12               68
2002            (9.87)          2,013          1.93           (0.49)            1.93              (0.49)             112
CLASS C
2006             9.11%       $    408          1.90%          (0.50)%           1.90%             (0.50)%             65%
2005             6.82             731          1.92           (0.27)            1.92              (0.27)              69
2004            13.63             676          1.89           (0.14)            1.89              (0.14)             124
2003           (11.68)            516          1.92            0.12             1.92               0.12               68
2002            (9.94)            499          1.93           (0.49)            1.93              (0.49)             112

(+)     Total return excludes sales charge.

*       Redemption fees received during the year had no effect on the net asset value.

\(1)\   Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

                                                                              39

                                                                       Allegiant
Equity Funds
FINANCIAL HIGHLIGHTS                                 Selected Per Share Data
                                                                     and Ratios
                          For the Years Ended May 31, unless otherwise indicated

              Net Asset                            Realized and      Dividends      Distributions
               Value,               Net            Unrealized        from Net         from Net         Net Asset
              Beginning        Investment          Gain (Loss)      Investment        Realized        Value, End
               of Year      Income (Loss)\(1)\    on Investments      Income        Capital Gains       of Year
 LARGE CAP GROWTH FUND
CLASS I
2006         $   19.06          $      -            $   1.54        $   (0.19)       $   (0.64)       $   19.77
2005             18.71              0.08                0.51                -            (0.24)           19.06
2004             17.13              0.02                1.63            (0.07)               -            18.71
2003             19.54              0.06               (2.41)           (0.06)               -            17.13
2002             24.36              0.01               (4.62)               -            (0.21)           19.54
CLASS A
2006         $   18.78         $   (0.05)           $   1.51        $   (0.12)       $   (0.64)       $   19.48
2005             18.49              0.03                0.50                -            (0.24)           18.78
2004             16.95             (0.03)               1.61            (0.04)               -            18.49
2003             19.34              0.02               (2.39)           (0.02)               -            16.95
2002             24.17             (0.04)              (4.58)               -            (0.21)           19.34
CLASS B
2006         $   17.92         $   (0.18)           $   1.45        $       -        $   (0.64)       $   18.55
2005             17.78             (0.10)               0.48                -            (0.24)           17.92
2004             16.38             (0.15)               1.57            (0.02)               -            17.78
2003             18.81             (0.09)              (2.34)               -                -            16.38
2002             23.67             (0.19)              (4.46)               -            (0.21)           18.81
CLASS C
2006         $   17.94         $   (0.18)           $   1.46        $       -        $   (0.64)       $   18.58
2005             17.80             (0.10)               0.48                -            (0.24)           17.94
2004             16.40             (0.15)               1.57            (0.02)               -            17.80
2003             18.82             (0.09)              (2.33)               -                -            16.40
2002             23.69             (0.19)              (4.47)               -            (0.21)           18.82
 LARGE CAP VALUE FUND
CLASS I
2006         $   17.58         $    0.25            $   2.62        $   (0.23)       $   (1.35)       $   18.87
2005             16.44              0.26                1.81            (0.25)           (0.68)           17.58
2004             14.07              0.21                2.38            (0.22)               -            16.44
2003             15.83              0.21               (1.73)           (0.21)           (0.03)           14.07
2002             17.39              0.19               (0.88)           (0.19)           (0.68)           15.83
CLASS A
2006         $   17.53         $    0.20            $   2.61        $   (0.18)       $   (1.35)       $   18.81
2005             16.39              0.21                1.82            (0.21)           (0.68)           17.53
2004             14.03              0.18                2.37            (0.19)               -            16.39
2003             15.80              0.19               (1.75)           (0.18)           (0.03)           14.03
2002             17.36              0.15               (0.88)           (0.15)           (0.68)           15.80
CLASS B
2006         $   17.43         $    0.07            $   2.60        $   (0.05)       $   (1.35)       $   18.70
2005             16.30              0.09                1.81            (0.09)           (0.68)           17.43
2004             13.97              0.06                2.38            (0.11)               -            16.30
2003             15.73              0.09               (1.74)           (0.08)           (0.03)           13.97
2002             17.29              0.03               (0.88)           (0.03)           (0.68)           15.73
CLASS C
2006         $   17.36         $    0.07            $   2.59        $   (0.05)       $   (1.35)       $   18.62
2005             16.24              0.09                1.80            (0.09)           (0.68)           17.36
2004             13.94              0.02                2.40            (0.12)               -            16.24
2003             15.70              0.10               (1.74)           (0.09)           (0.03)           13.94
2002             17.27              0.04               (0.88)           (0.05)           (0.68)           15.70

                                                                                Ratio          Ratio of Net
                                                           Ratio of Net     of Expenses     Investment Income
                                            Ratio of       Investment       to Average     (Loss) to Average
                            Net Assets      Expenses      Income (Loss)      Net Assets        Net Assets         Portfolio
                Total         End of       to Average       to Average      (Before Fee        (Before Fee        Turnover
             Return(+)      Year (000)     Net Assets       Net Assets        Waivers)          Waivers)            Rate
 LARGE CAP GROWTH FUND
CLASS I
2006             8.02%      $ 453,493          0.97%           (0.01)%          0.97%             (0.01)%            76%
2005             3.22         482,538          0.98             0.38            0.98               0.38              78
2004             9.64         581,512          0.93             0.09            0.93               0.09             144
2003           (12.03)        542,371          0.92             0.35            0.92               0.35              65
2002           (19.03)        699,863          0.92             0.05            0.92               0.05              52
CLASS A
2006             7.74%      $ 118,848          1.22%           (0.26)%          1.22%             (0.26)%            76%
2005             2.93         129,193          1.23             0.13            1.23               0.13              78
2004             9.34         142,015          1.18            (0.16)           1.18              (0.16)            144
2003           (12.26)        136,358          1.17             0.10            1.17               0.10              65
2002           (19.23)        103,258          1.17            (0.20)           1.17              (0.20)             52
CLASS B
2006             7.03%      $   8,399          1.90%           (0.94)%          1.90%             (0.94)%            76%
2005             2.20           9,265          1.92            (0.56)           1.92              (0.56)             78
2004             8.66           9,673          1.88            (0.86)           1.88              (0.86)            144
2003           (12.92)          3,363          1.88            (0.61)           1.88              (0.61)             65
2002           (19.77)          2,972          1.88            (0.91)           1.88              (0.91)             52
CLASS C
2006             7.08%      $     826          1.90%           (0.94)%          1.90%             (0.94)%            76%
2005             2.20           1,239          1.92            (0.56)           1.92              (0.56)             78
2004             8.70           1,146          1.88            (0.86)           1.88              (0.86)            144
2003           (12.91)            576          1.88            (0.61)           1.88              (0.61)             65
2002           (19.79)            654          1.88            (0.91)           1.88              (0.91)             52
 LARGE CAP VALUE FUND
CLASS I
2006            16.78%      $ 582,162          0.97%            1.30%           0.97%              1.30%             46%
2005            12.74         548,937          0.98             1.47            0.98               1.47              37
2004            18.52         526,031          0.94             1.38            0.94               1.38              47
2003            (9.46)        505,108          0.93             1.62            0.93               1.62              34
2002            (3.84)        743,804          0.92             1.15            0.92               1.15              39
CLASS A
2006            16.48%      $  54,448          1.22%            1.05%           1.22%              1.05%             46%
2005            12.50          48,306          1.23             1.22            1.23               1.22              37
2004            18.24          41,023          1.19             1.13            1.19               1.13              47
2003            (9.78)         34,207          1.18             1.37            1.18               1.37              34
2002            (4.10)         39,511          1.17             0.90            1.17               0.90              39
CLASS B
2006            15.71%      $   8,782          1.90%            0.37%           1.90%              0.37%             46%
2005            11.73           9,783          1.92             0.53            1.92               0.53              37
2004            17.47          10,499          1.89             0.43            1.89               0.43              47
2003           (10.45)          7,022          1.89             0.66            1.89               0.66              34
2002            (4.81)          9,521          1.88             0.19            1.88               0.19              39
CLASS C
2006            15.70%      $     588          1.90%            0.37%           1.90%              0.37%             46%
2005            11.72             776          1.92             0.53            1.92               0.53              37
2004            17.36             697          1.89             0.43            1.89               0.43              47
2003           (10.42)            305          1.89             0.66            1.89               0.66              34
2002            (4.77)            341          1.88             0.19            1.88               0.19              39

(+)     Total return excludes sales charge.

\(1)\   Per share data calculated using average shares outstanding method.

\(2)\   Mid Cap Value Fund Class I and Class A commenced operations on July 1,
        2002 and Class B and Class C commenced operations on June 2, 2003. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

40

                  Net Asset                            Realized and      Dividends      Distributions
                    Value,            Net               Unrealized        from Net         from Net         Net Asset
                  Beginning        Investment           Gain (Loss)      Investment        Realized        Value, End
                  of Period     Income (Loss)\(1)\    on Investments       Income        Capital Gains      of Period
 MID CAP GROWTH FUND
CLASS I
2006              $   6.92          $      -            $   0.81         $       -         $       -         $   7.73
2005                  6.59             (0.04)               0.37                 -                 -             6.92
2004                  5.70             (0.04)               0.93                 -                 -             6.59
2003                  6.49             (0.05)              (0.74)                -                 -             5.70
2002                  8.08             (0.06)              (1.53)                -                 -             6.49
CLASS A
2006              $   6.63         $   (0.02)           $   0.77         $       -         $       -         $   7.38
2005                  6.32             (0.05)               0.36                 -                 -             6.63
2004                  5.48             (0.06)               0.90                 -                 -             6.32
2003                  6.26             (0.06)              (0.72)                -                 -             5.48
2002                  7.80             (0.08)              (1.46)                -                 -             6.26
CLASS B
2006              $   5.41         $   (0.06)           $   0.63         $       -         $       -         $   5.98
2005                  5.19             (0.08)               0.30                 -                 -             5.41
2004                  4.53             (0.08)               0.74                 -                 -             5.19
2003                  5.21             (0.08)              (0.60)                -                 -             4.53
2002                  6.55             (0.11)              (1.23)                -                 -             5.21
CLASS C
2006              $   5.48         $   (0.06)           $   0.64         $       -         $       -         $   6.06
2005                  5.27             (0.08)               0.29                 -                 -             5.48
2004                  4.59             (0.08)               0.76                 -                 -             5.27
2003                  5.29             (0.08)              (0.62)                -                 -             4.59
2002                  6.64             (0.11)              (1.24)                -                 -             5.29
 MID CAP VALUE FUND
CLASS I
2006              $  12.47         $    0.09            $   2.55         $   (0.11)        $   (1.27)        $  13.73
2005                 12.54              0.10                2.12             (0.04)            (2.25)           12.47
2004                 10.11              0.04                2.69             (0.07)            (0.23)           12.54
2003\(2)\            10.00              0.07                0.07             (0.03)                -            10.11
CLASS A
2006              $  12.35         $    0.04            $   2.53         $   (0.08)        $   (1.27)        $  13.57
2005                 12.44              0.07                2.10             (0.01)            (2.25)           12.35
2004                 10.05                 -                2.68             (0.06)            (0.23)           12.44
2003\(2)\            10.00              0.06                0.01             (0.02)                -            10.05
CLASS B
2006              $  12.18         $   (0.04)           $   2.49         $       -         $   (1.27)        $  13.36
2005                 12.37             (0.02)               2.08                 -             (2.25)           12.18
2004\(2)\            10.14             (0.08)               2.56             (0.02)            (0.23)           12.37
CLASS C
2006              $  12.23         $   (0.04)           $   2.51         $       -         $   (1.27)        $  13.43
2005                 12.42             (0.02)               2.08                 -             (2.25)           12.23
2004\(2)\            10.14             (0.08)               2.60             (0.01)            (0.23)           12.42

                                                                                    Ratio          Ratio of Net
                                                                Ratio of Net     of Expenses     Investment Income
                                                 Ratio of       Investment       to Average     (Loss) to Average
                                Net Assets       Expenses      Income (Loss)      Net Assets        Net Assets         Portfolio
                    Total         End of        to Average       to Average      (Before Fee        (Before Fee        Turnover
                 Return(+)     Period (000)     Net Assets       Net Assets        Waivers)          Waivers)            Rate
 MID CAP GROWTH FUND
CLASS I
2006                11.71%       $ 15,544          0.90%           (0.04)%          1.46%              (0.60)%            102%
2005                 5.01          13,248          1.07            (0.62)           1.40               (0.95)             219
2004                15.63          67,969          1.13            (0.69)           1.26               (0.82)             228
2003               (12.17)         74,852          1.30            (0.92)           1.30               (0.92)              66
2002               (19.68)        143,328          1.27            (0.92)           1.27               (0.92)              68
CLASS A
2006                11.31%       $ 16,778          1.15%           (0.29)%          1.71%              (0.85)%            102%
2005                 4.91          17,836          1.32            (0.87)           1.65               (1.20)             219
2004                15.33          19,092          1.38            (0.94)           1.51               (1.07)             228
2003               (12.46)         16,476          1.55            (1.17)           1.55               (1.17)              66
2002               (19.74)         19,943          1.52            (1.17)           1.52               (1.17)              68
CLASS B
2006                10.54%       $  1,231          1.83%           (0.97)%          2.39%              (1.53)%            102%
2005                 4.24           2,011          2.01            (1.56)           2.32               (1.89)             219
2004                14.57           3,429          2.08            (1.64)           2.21               (1.77)             228
2003               (13.05)          4,157          2.26            (1.88)           2.26               (1.88)              66
2002               (20.46)          6,899          2.23            (1.88)           2.23               (1.88)              68
CLASS C
2006                10.58%       $    137          1.83%           (0.97)%          2.39%              (1.53)%            102%
2005                 3.99             307          2.01            (1.56)           2.32               (1.89)             219
2004                14.82             366          2.08            (1.64)           2.21               (1.77)             228
2003               (13.23)            220          2.26            (1.88)           2.26               (1.88)              66
2002               (20.33)            240          2.23            (1.88)           2.23               (1.88)              68
 MID CAP VALUE FUND
CLASS I
2006                22.04%       $ 93,896          1.01%            0.62%           1.26%               0.37%              44%
2005                18.13          45,863          1.02             0.75            1.27                0.50               75
2004                27.24          52,453          1.07             0.36            1.20                0.23               87
2003\(2)\            1.38          36,319          0.93             0.89            1.24                0.58               76
CLASS A
2006                21.66%       $ 10,777          1.26%            0.37%           1.51%               0.12%              44%
2005                17.86           6,042          1.27             0.50            1.52                0.25               75
2004                26.85           5,313          1.32             0.11            1.45               (0.02)              87
2003\(2)\            0.71           1,299          1.18             0.64            1.49                0.33               76
CLASS B
2006                20.87%       $  4,636          1.94%           (0.31)%          2.19%              (0.56)%             44%
2005                16.98           4,058          1.96            (0.19)           2.21               (0.44)              75
2004\(2)\           24.64           3,472          2.05            (0.62)           2.18               (0.75)              87
CLASS C
2006                20.95%       $  1,745          1.94%           (0.31)%          2.19%              (0.56)%             44%
2005                16.91             951          1.96            (0.19)           2.21               (0.44)              75
2004\(2)\           24.96             858          2.05            (0.62)           2.18               (0.75)              87

                                                                              41

                                                                       Allegiant
Equity Funds
FINANCIAL HIGHLIGHTS                                     Selected Per Share Data
                                                                     and Ratios
                          For the Years Ended May 31, unless otherwise indicated

                  Net Asset                            Realized and         Dividends        Distributions
                   Value,             Net               Unrealized           from Net           from Net         Net Asset
                  Beginning        Investment           Gain (Loss)         Investment          Realized        Value, End
                  of Period     Income (Loss)\(1)\    on Investments          Income          Capital Gains      of Period
 MULTI-FACTOR SMALL CAP CORE FUND
CLASS I
2006\(2)\        $   10.00         $    0.03            $   1.13          $        -           $       -        $   11.16
CLASS A
2006\(2)\        $   10.00         $       -            $   1.15          $        -           $       -        $   11.15
 MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
CLASS I
2006\(2)\        $   10.00         $    0.01            $   1.14          $        -           $       -        $   11.15
CLASS A
2006\(2)\        $   10.00         $       -            $   1.12          $        -           $       -        $   11.12
 MULTI-FACTOR SMALL CAP GROWTH FUND
CLASS I
2006\(2)\        $   10.00         $   (0.03)           $   0.60          $        -           $       -        $   10.57
CLASS A
2006\(2)\        $   10.00         $   (0.05)           $   0.61          $        -           $       -        $   10.56
 MULTI-FACTOR SMALL CAP VALUE FUND
CLASS I
2006*            $   20.74         $    0.01            $   2.86          $    (0.04)          $   (2.63)       $   20.94
2005                 22.18             (0.02)               2.83                   -               (4.25)           20.74
2004                 17.61              0.02                5.13               (0.06)              (0.52)           22.18
2003                 20.64              0.08               (2.18)              (0.09)\(3)\         (0.84)           17.61
2002                 19.07              0.10                3.38               (0.15)              (1.76)           20.64
CLASS A
2006*            $   19.84         $   (0.05)           $   2.74          $        -           $   (2.63)       $   19.90
2005                 21.42             (0.07)               2.74                   -               (4.25)           19.84
2004                 17.04             (0.04)               4.96               (0.02)              (0.52)           21.42
2003                 20.03              0.03               (2.11)              (0.07)\(3)\         (0.84)           17.04
2002                 18.57              0.04                3.29               (0.11)              (1.76)           20.03
CLASS B
2006*            $   19.02         $   (0.18)           $   2.61          $        -           $   (2.63)       $   18.82
2005                 20.82             (0.21)               2.66                   -               (4.25)           19.02
2004                 16.67             (0.18)               4.85                   -               (0.52)           20.82
2003                 19.68             (0.08)              (2.09)                  -               (0.84)           16.67
2002                 18.34             (0.09)               3.24               (0.05)              (1.76)           19.68
CLASS C
2006*            $   18.99         $   (0.18)           $   2.60          $        -           $   (2.63)       $   18.78
2005                 20.79             (0.21)               2.66                   -               (4.25)           18.99
2004                 16.65             (0.18)               4.84                   -               (0.52)           20.79
2003                 19.65             (0.08)              (2.08)                  -               (0.84)           16.65
2002                 18.34             (0.12)               3.27               (0.08)              (1.76)           19.65

                                                                                    Ratio          Ratio of Net
                                                                Ratio of Net     of Expenses     Investment Income
                                                 Ratio of       Investment       to Average     (Loss) to Average
                                Net Assets       Expenses      Income (Loss)      Net Assets        Net Assets         Portfolio
                    Total         End of        to Average      to Average      (Before Fee        (Before Fee         Turnover
                  Return(+)    Period (000)     Net Assets       Net Assets        Waivers)          Waivers)            Rate
 MULTI-FACTOR SMALL CAP CORE FUND
CLASS I
2006\(2)\           11.60%       $   6,599           0.99%           0.43%            1.55%             (0.13)%            64%
CLASS A
2006\(2)\           11.50%       $     116          1.24%           0.18%            1.80%             (0.38)%            64%
 MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND
CLASS I
2006\(2)\           11.50%       $   6,095           1.06%           0.20%            1.63%             (0.37)%            81%
CLASS A
2006\(2)\           11.20%       $      76           1.31%          (0.05)%           1.88%             (0.62)%            81%
 MULTI-FACTOR SMALL CAP GROWTH FUND
CLASS I
2006\(2)\            5.70%       $   5,518           0.97%          (0.45)%           1.64%             (1.12)%            77%
CLASS A
2006\(2)\            5.60%       $      21           1.22%          (0.70)%           1.89%             (1.37)%            77%
 MULTI-FACTOR SMALL CAP VALUE FUND
CLASS I
2006*               14.88%       $ 631,241           1.20%           0.01%            1.20%              0.01%             94%
2005                11.61          767,302           1.22           (0.08)            1.22              (0.08)            103
2004                29.35          831,470           1.18            0.07             1.18               0.07             116
2003                (9.69)         773,213           1.20            0.48             1.20               0.48             127
2002                19.61          932,705           1.16            0.54             1.16               0.54             106
CLASS A
2006*               14.62%       $ 198,542           1.45%          (0.24)%           1.45%             (0.24)%            94%
2005                11.34          233,391           1.47           (0.33)            1.47              (0.33)            103
2004                28.96          202,755           1.43           (0.19)            1.43              (0.19)            116
2003                (9.88)         147,501           1.45            0.23             1.45               0.23             127
2002                19.31           43,052           1.41            0.29             1.41               0.29             106
CLASS B
2006*               13.84%       $  16,417           2.13%          (0.92)%           2.13%             (0.92)%            94%
2005                10.56           17,972           2.16           (1.02)            2.16              (1.02)            103
2004                28.10           15,844           2.13           (0.90)            2.13              (0.90)            116
2003               (10.56)          10,944           2.16           (0.48)            2.16              (0.48)            127
2002                18.48            7,465           2.12           (0.42)            2.12              (0.42)            106
CLASS C
2006*               13.81%       $  19,237           2.13%          (0.92)%           2.13%             (0.92)%            94%
2005                10.58           26,923           2.16           (1.02)            2.16              (1.02)            103
2004                28.15           20,622           2.13           (0.90)            2.13              (0.90)            116
2003               (10.52)          11,799           2.16           (0.48)            2.16              (0.48)            127
2002                18.46            5,100           2.12           (0.42)            2.12              (0.42)            106

(+)     Total return excludes sales charge.

*       Redemption fees received during the year had no effect on the net asset value.

\(1)\   Per share data calculated using average shares outstanding method.

\(2)\   Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Focused Value
        Fund and Multi-Factor Small Cap Growth Fund commenced operations on
        September 30, 2005. All ratios for the period have been annualized.
        Total return for the period has not been annualized.

\(3)\   Includes a tax return of capital of $(0.01) and $(0.01) for Class I and
        Class A, respectively, for Multi-Factor Small Cap Value Fund.

\(4)\   Small Cap Core Fund commenced operations on April 2, 2004. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

42

                  Net Asset                            Realized and      Dividends      Distributions
                   Value,               Net            Unrealized        from Net         from Net         Net Asset
                  Beginning        Investment          Gain (Loss)      Investment        Realized        Value, End
                  of Period     Income (Loss)\(1)\    on Investments       Income        Capital Gains      of Period
 S&P 500(REG. TM) INDEX FUND
CLASS I
2006             $   10.26          $   0.17            $   0.66        $   (0.19)           $ -           $   10.90
2005                  9.67              0.17                0.59            (0.17)             -               10.26
2004                  8.30              0.12                1.36            (0.11)             -                9.67
2003                  9.21              0.11               (0.91)           (0.11)             -                8.30
2002                 10.84              0.11               (1.63)           (0.11)             -                9.21
CLASS A
2006             $   10.23          $   0.14            $   0.68        $   (0.17)           $ -           $   10.88
2005                  9.64              0.14                0.60            (0.15)             -               10.23
2004                  8.29              0.10                1.34            (0.09)             -                9.64
2003                  9.18              0.09               (0.89)           (0.09)             -                8.29
2002                 10.82              0.08               (1.64)           (0.08)             -                9.18
CLASS B
2006             $   10.16          $   0.06            $   0.66        $   (0.09)           $ -           $   10.79
2005                  9.57              0.07                0.60            (0.08)             -               10.16
2004                  8.24              0.03                1.33            (0.03)             -                9.57
2003                  9.14              0.04               (0.90)           (0.04)             -                8.24
2002                 10.79              0.01               (1.64)           (0.02)             -                9.14
CLASS C
2006             $   10.17          $   0.06            $   0.68        $   (0.09)           $ -           $   10.82
2005                  9.59              0.07                0.59            (0.08)             -               10.17
2004                  8.25              0.03                1.35            (0.04)             -                9.59
2003                  9.15              0.03               (0.89)           (0.04)             -                8.25
2002                 10.79              0.01               (1.64)           (0.01)             -                9.15
 SMALL CAP CORE FUND
CLASS I
2006             $   11.03         $   (0.05)           $   1.45        $       -            $ -           $   12.43
2005                  9.50             (0.06)               1.59                -              -               11.03
2004\(4)\            10.00             (0.01)              (0.49)               -              -                9.50
CLASS A
2006             $   10.99         $   (0.08)           $   1.44        $       -            $ -           $   12.35
2005                  9.50             (0.09)               1.58                -              -               10.99
2004\(4)\            10.00             (0.01)              (0.49)               -              -                9.50
CLASS B
2006             $   10.91         $   (0.16)           $   1.43        $       -            $ -           $   12.18
2005                  9.49             (0.16)               1.58                -              -               10.91
2004\(4)\            10.00             (0.02)              (0.49)               -              -                9.49
CLASS C
2006             $   10.92         $   (0.16)           $   1.44        $       -            $ -           $   12.20
2005                  9.50             (0.16)               1.58                -              -               10.92
2004\(4)\            10.00             (0.02)              (0.48)               -              -                9.50

                                                                                     Ratio          Ratio of Net
                                                                Ratio of Net     of Expenses     Investment Income
                                                 Ratio of       Investment       to Average     (Loss) to Average
                                 Net Assets      Expenses      Income (Loss)      Net Assets        Net Assets         Portfolio
                    Total         End of        to Average       to Average      (Before Fee        (Before Fee        Turnover
                  Return(+)     Period (000)    Net Assets       Net Assets        Waivers)          Waivers)            Rate
 S&P 500(REG. TM) INDEX FUND
CLASS I
2006                 8.16%       $ 171,999          0.35%          1.56%             0.50%              1.41%             30%
2005                 7.95          339,817          0.36           1.73              0.51               1.58              30
2004                17.98          387,699          0.34           1.32              0.49               1.17               1
2003                (8.55)         281,426          0.35           1.43              0.50               1.28               7
2002               (14.11)         311,120          0.33           1.09              0.48               0.94               4
CLASS A
2006                 8.03%       $  25,281          0.60%          1.31%             0.75%              1.16%             30%
2005                 7.72           22,176          0.61           1.48              0.76               1.33              30
2004                17.47           16,111          0.59           1.07              0.74               0.92               1
2003                (8.57)          12,571          0.60           1.18              0.75               1.03               7
2002               (14.44)           7,889          0.58           0.84              0.73               0.69               4
CLASS B
2006                 7.08%       $   4,260          1.35%          0.56%             1.50%              0.41%             30%
2005                 7.00            4,182          1.36           0.73              1.51               0.58              30
2004                16.57            3,120          1.34           0.32              1.49               0.17               1
2003                (9.40)           1,914          1.35           0.43              1.50               0.28               7
2002               (15.16)           1,470          1.33           0.09              1.48              (0.06)              4
CLASS C
2006                 7.23%       $   1,595          1.35%          0.56%             1.50%              0.41%             30%
2005                 6.87            2,195          1.36           0.73              1.51               0.58              30
2004                16.70            1,698          1.34           0.32              1.49               0.17               1
2003                (9.41)             881          1.35           0.43              1.50               0.28               7
2002               (15.08)             885          1.33           0.09              1.48              (0.06)              4
 SMALL CAP CORE FUND
CLASS I
2006                12.69%       $ 220,144          1.21%         (0.46)%            1.21%             (0.46)%            78%
2005                16.11          151,633          1.23          (0.61)             1.23              (0.61)             54
2004\(4)\           (5.00)          28,986          1.31          (0.67)             1.31              (0.67)              4
CLASS A
2006                12.38%       $   3,514          1.46%         (0.71)%            1.46%             (0.71)%            78%
2005                15.68            2,533          1.48          (0.86)             1.48              (0.86)             54
2004\(4)\           (5.00)             241          1.56          (0.92)             1.56              (0.92)              4
CLASS B
2006                11.64%       $     454          2.14%         (1.39)%            2.14%             (1.39)%            78%
2005                14.96              257          2.17          (1.55)             2.17              (1.55)             54
2004\(4)\           (5.10)              24          2.26          (1.62)             2.26              (1.62)              4
CLASS C
2006                11.72%       $     948          2.14%         (1.39)%            2.14%             (1.39)%            78%
2005                14.95              700          2.17          (1.55)             2.17              (1.55)             54
2004\(4)\           (5.00)             300          2.26          (1.62)             2.26              (1.62)              4

                                                                              43

                                                                       Allegiant
Equity Funds
FINANCIAL HIGHLIGHTS                                     Selected Per Share Data
                                                                      and Ratios
                                                      For the Years Ended May 31

             Net Asset                      Realized and      Dividends      Distributions
              Value,           Net          Unrealized        from Net         from Net         Net Asset
             Beginning     Investment       Gain (Loss)      Investment        Realized        Value, End
              of Year        Loss\(1)\    on Investments       Income        Capital Gains       of Year
 SMALL CAP GROWTH FUND
CLASS I
2006*        $   8.63      $   (0.05)        $   1.10            $ -               $ -          $   9.68
2005             9.09          (0.07)           (0.39)             -                 -              8.63
2004             7.70          (0.09)            1.48              -                 -              9.09
2003             9.18          (0.06)           (1.42)             -                 -              7.70
2002            11.56          (0.09)           (2.29)             -                 -              9.18
CLASS A
2006*        $   8.47      $   (0.09)        $   1.09            $ -               $ -          $   9.47
2005             8.94          (0.07)           (0.40)             -                 -              8.47
2004             7.59          (0.11)            1.46              -                 -              8.94
2003             9.07          (0.08)           (1.40)             -                 -              7.59
2002            11.44          (0.12)           (2.25)             -                 -              9.07
CLASS B
2006*        $   8.04      $   (0.12)        $   1.01            $ -               $ -          $   8.93
2005             8.54          (0.13)           (0.37)             -                 -              8.04
2004             7.30          (0.17)            1.41              -                 -              8.54
2003             8.79          (0.12)           (1.37)             -                 -              7.30
2002            11.16          (0.18)           (2.19)             -                 -              8.79
CLASS C
2006*        $   8.06      $   (0.09)        $   0.98            $ -               $ -          $   8.95
2005             8.56          (0.13)           (0.37)             -                 -              8.06
2004             7.32          (0.17)            1.41              -                 -              8.56
2003             8.81          (0.12)           (1.37)             -                 -              7.32
2002            11.19          (0.18)           (2.20)             -                 -              8.81

                                                                               Ratio         Ratio of Net
                                                          Ratio of Net     of Expenses     Investment Loss
                                           Ratio of        Investment       to Average        to Average
                           Net Assets      Expenses         Loss to         Net Assets        Net Assets        Portfolio
               Total         End of       to Average        Average        (Before Fee        (Before Fee       Turnover
            Return(+)      Year (000)     Net Assets       Net Assets        Waivers)          Waivers)           Rate
 SMALL CAP GROWTH FUND
CLASS I
2006*          12.17%       $ 20,682          1.23%           (0.55)%          1.68%            (1.00)%            111%
2005           (5.06)         28,035          1.32            (0.82)           1.43             (0.93)             280
2004           18.05         134,244          1.23            (1.02)           1.23             (1.02)             340
2003          (16.12)        156,646          1.29            (0.92)           1.29             (0.92)             119
2002          (20.59)        268,485          1.24            (0.88)           1.24             (0.88)             122
CLASS A
2006*          11.81%       $ 17,306          1.48%           (0.80)%          1.93%            (1.25)%            111%
2005           (5.26)         18,412          1.57            (1.07)           1.68             (1.18)             280
2004           17.79          22,493          1.48            (1.27)           1.48             (1.27)             340
2003          (16.32)         18,814          1.54            (1.17)           1.54             (1.17)             119
2002          (20.72)         21,941          1.49            (1.13)           1.49             (1.13)             122
CLASS B
2006*          11.07%       $  1,605          2.16%           (1.48)%          2.61%            (1.93)%            111%
2005           (5.86)          2,630          2.26            (1.76)           2.37             (1.87)             280
2004           16.99           5,186          2.18            (1.97)           2.18             (1.97)             340
2003          (16.95)          5,141          2.25            (1.88)           2.25             (1.88)             119
2002          (21.24)          8,055          2.20            (1.84)           2.20             (1.84)             122
CLASS C
2006*          11.04%       $    135          2.16%           (1.48)%          2.61%            (1.93)%            111%
2005           (5.84)            653          2.26            (1.76)           2.37             (1.87)             280
2004           16.94             719          2.18            (1.97)           2.18             (1.97)             340
2003          (16.91)            390          2.25            (1.88)           2.25             (1.88)             119
2002          (21.27)            476          2.20            (1.84)           2.20             (1.84)             122

(+)     Total return excludes sales charge.

*       Redemption fees received during the year had no effect on the net asset value.

\(1)\   Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

44

                                                                       Allegiant
Asset Allocation Funds
FINANCIAL HIGHLIGHTS                                 Selected Per Share Data
                                                                     and Ratios
                          For the Years Ended May 31, unless otherwise indicated

                  Net Asset                             Realized and         Dividends
                   Value,               Net             Unrealized           from Net
                  Beginning         Investment          Gain (Loss)         Investment
                  of Period     Income (Loss)*/(1)/    on Investments
Income
 AGGRESSIVE ALLOCATION FUND
CLASS I
2006              $   9.84          $   0.15             $   0.87          $    (0.23)
2005                  9.26              0.08                 0.57               (0.07)
2004                  8.23              0.07                 1.00               (0.04)
2003                  9.08              0.02                (0.80)              (0.07)/(2)/
2002                  9.95              0.10                (0.82)              (0.15)/(3)/
CLASS A
2006              $   9.79          $   0.11             $   0.89          $    (0.21)
2005                  9.21              0.06                 0.57               (0.05)
2004                  8.21              0.03                 1.00               (0.03)
2003                  9.07                 -                (0.80)              (0.06)/(2)/
2002                  9.95              0.08                (0.83)              (0.13)/(3)/
CLASS B
2006              $   9.61          $   0.06             $   0.86          $    (0.17)
2005                  9.08                 -                 0.56               (0.03)
2004                  8.13             (0.02)                0.99               (0.02)
2003                  9.03             (0.05)               (0.80)              (0.05)/(2)/
2002                  9.95              0.03                (0.83)              (0.12)/(3)/
CLASS C
2006              $   9.64          $   0.06             $   0.85          $    (0.17)
2005                  9.10                 -                 0.57               (0.03)
2004                  8.14                 -                 0.98               (0.02)
2003                  9.04             (0.05)               (0.80)              (0.05)/(2)/
2002/(4)/             9.89              0.03                (0.77)              (0.11)/(3)/
 BALANCED ALLOCATION FUND
CLASS I
2006              $   9.95          $   0.17             $   0.68          $    (0.17)
2005                  9.35              0.14                 0.61               (0.15)
2004                  8.44              0.11                 0.89               (0.09)
2003                  9.01              0.13                (0.55)              (0.15)
2002                  9.72              0.20                (0.71)              (0.20)
CLASS A
2006              $   9.96          $   0.14             $   0.69          $    (0.15)
2005                  9.36              0.12                 0.60               (0.12)
2004                  8.45              0.08                 0.90               (0.07)
2003                  9.02              0.11                (0.55)              (0.13)
2002                  9.72              0.17                (0.69)              (0.18)
CLASS B
2006              $   9.96          $   0.07             $   0.68          $    (0.07)
2005                  9.36              0.05                 0.60               (0.05)
2004                  8.46              0.02                 0.89               (0.01)
2003                  9.03              0.05                (0.55)              (0.07)
2002                  9.73              0.11                (0.70)              (0.11)
CLASS C
2006              $   9.91          $   0.07             $   0.68          $    (0.07)
2005                  9.33              0.04                 0.60               (0.06)
2004                  8.43              0.03                 0.88               (0.01)
2003                  9.00              0.05                (0.55)              (0.07)
2002                  9.72              0.11                (0.71)              (0.12)

                                                                                                       Ratio of Net
                  Distributions                                                      Ratio of          Investment
                    from Net         Net Asset                    Net Assets         Expenses          Income (Loss)
                    Realized        Value, End       Total          End of           to Average         to Average
                  Capital Gains      of Period     Return(+)     Period (000)     Net Assets(+)(+)      Net Assets*
 AGGRESSIVE ALLOCATION FUND
CLASS I
2006               $   (0.17)       $   10.46         10.49%       $   6,486            0.39%              1.49%
2005                       -             9.84          7.00            6,687            0.30               0.87
2004                       -             9.26         12.98            6,592            0.30               0.61
2003                       -             8.23         (8.56)           2,361            0.88               0.23
2002                       -             9.08         (7.26)           2,854            1.12               1.15
CLASS A
2006               $   (0.17)       $   10.41         10.30%       $   1,408            0.64%              1.24%
2005                       -             9.79          6.85            3,965            0.55               0.62
2004                       -             9.21         12.54            3,519            0.55               0.36
2003                       -             8.21         (8.73)           2,744            1.13              (0.02)
2002                       -             9.07         (7.54)           2,744            1.37               0.90
CLASS B
2006               $   (0.17)       $   10.19          9.64%       $   1,508            1.24%              0.64%
2005                       -             9.61          6.12            1,625            1.15               0.02
2004                       -             9.08         11.93            1,431            1.15              (0.24)
2003                       -             8.13         (9.32)             610            1.74              (0.63)
2002                       -             9.03         (8.12)             137            1.98               0.29
CLASS C
2006               $   (0.17)       $   10.21          9.50%       $     940            1.24%              0.64%
2005                       -             9.64          6.22            1,096            1.15               0.02
2004                       -             9.10         12.01            1,021            1.15              (0.24)
2003                       -             8.14         (9.34)             241            1.74              (0.63)
2002/(4)/                  -             9.04         (8.37)             223            1.98               0.29
 BALANCED ALLOCATION FUND
CLASS I
2006               $       -        $   10.63          8.64%       $ 122,916            1.04%              1.63%
2005                       -             9.95          8.01          133,954            1.06               1.49
2004                       -             9.35         11.93          136,752            0.98               1.15
2003                       -             8.44         (4.58)         120,329            1.09               1.63
2002                       -             9.01         (5.27)         157,660            1.00               2.13
CLASS A
2006               $       -        $   10.64          8.35%       $  14,323            1.29%              1.38%
2005                       -             9.96          7.74           17,859            1.31               1.24
2004                       -             9.36         11.67           16,900            1.23               0.90
2003                       -             8.45         (4.80)          16,515            1.34               1.38
2002                       -             9.02         (5.41)          16,664            1.25               1.88
CLASS B
2006               $       -        $   10.64          7.60%       $   5,781            1.99%              0.68%
2005                       -             9.96          6.99            6,458            2.01               0.54
2004                       -             9.36         10.80            6,985            1.93               0.20
2003                       -             8.46         (5.48)           5,879            2.05               0.67
2002                       -             9.03         (6.06)           5,721            1.96               1.17
CLASS C
2006               $       -        $   10.59          7.60%       $   1,246            1.99%              0.68%
2005                       -             9.91          6.85            1,685            2.01               0.54
2004                       -             9.33         10.83            1,754            1.93               0.20
2003                       -             8.43         (5.49)             680            2.05               0.67
2002                       -             9.00         (6.16)             747            1.96               1.17

                      Ratio            Ratio of Net
                   of Expenses      Investment Income
                   to Average       (Loss) to Average
                   Net Assets          Net Assets         Portfolio
                   (Before Fee         (Before Fee        Turnover
                 Waivers)(+)(+)         Waivers)*         Rate/(5)/
 AGGRESSIVE ALLOCATION FUND
CLASS I
2006                   0.64%               1.24%             30%
2005                   0.55                0.62              18
2004                   0.55                0.36              42
2003                   1.13               (0.02)             78
2002                   1.37                0.90              40
CLASS A
2006                   0.89%               0.99%             30%
2005                   0.80                0.37              18
2004                   0.80                0.11              42
2003                   1.38               (0.27)             78
2002                   1.62                0.65              40
CLASS B
2006                   1.49%               0.39%             30%
2005                   1.40               (0.23)             18
2004                   1.40               (0.49)             42
2003                   1.99               (0.88)             78
2002                   2.23                0.04              40
CLASS C
2006                   1.49%               0.39%             30%
2005                   1.40               (0.23)             18
2004                   1.40               (0.49)             42
2003                   1.99               (0.88)             78
2002/(4)/              2.23                0.04              40
 BALANCED ALLOCATION FUND
CLASS I
2006                   1.04%               1.63%            223%
2005                   1.06                1.49             201
2004                   0.98                1.15             230
2003                   1.09                1.63             171
2002                   1.00                2.13             106
CLASS A
2006                   1.29%               1.38%            223%
2005                   1.31                1.24             201
2004                   1.23                0.90             230
2003                   1.34                1.38             171
2002                   1.25                1.88             106
CLASS B
2006                   1.99%               0.68%            223%
2005                   2.01                0.54             201
2004                   1.93                0.20             230
2003                   2.05                0.67             171
2002                   1.96                1.17             106
CLASS C
2006                   1.99%               0.68%            223%
2005                   2.01                0.54             201
2004                   1.93                0.20             230
2003                   2.05                0.67             171
2002                   1.96                1.17             106

(+)     Total return excludes sales charge.

(+)(+)  Does not include expenses of the investment companies in which
        Aggressive Allocation Funds invest.

*       Recognition of net investment income by Aggressive Allocation Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Funds invest.

/(1)/   Per share data calculated using average shares outstanding method.

/(2)/   Includes a tax return of capital of $(0.07), $(0.06), $(0.05) and
        $(0.05) for Class I, Class A, Class B and Class C, respectively.

/(3)/   Includes a tax return of capital of $(0.04), $(0.04), $(0.04) and
        $(0.04) for Class I, Class A, Class B and Class C, respectively.

/(4)/   Aggressive Allocation Fund Class C commenced operations on June 28,
        2001. All ratios for the period have been annualized. Total return for the period has not been annualized.

/(5)/   Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

                                                                              45

                                                                       Allegiant
Asset Allocation Funds
FINANCIAL HIGHLIGHTS                                 Selected Per Share Data
                                                                     and Ratios
                          For the Years Ended May 31, unless otherwise indicated

                  Net Asset                      Realized and         Dividends        Distributions
                   Value,            Net         Unrealized           from Net           from Net         Net Asset
                  Beginning     Investment       Gain/(Loss)         Investment          Realized        Value, End
                  of Period     Income*\(1)\   on Investments          Income          Capital Gains      of Period
 CONSERVATIVE ALLOCATION FUND
CLASS I
2006             $   10.38       $   0.27         $   0.25           $   (0.31)         $   (0.21)       $   10.38
2005                 10.00           0.20             0.37               (0.19)                 -            10.38
2004                  9.57           0.18             0.40               (0.15)                 -            10.00
2003                  9.66           0.17            (0.07)              (0.19)\(2)\            -             9.57
2002                 10.04           0.26            (0.36)              (0.28)                 -             9.66
CLASS A
2006             $   10.37       $   0.23         $   0.26           $   (0.28)         $   (0.21)       $   10.37
2005                 10.00           0.17             0.37               (0.17)                 -            10.37
2004                  9.57           0.15             0.41               (0.13)                 -            10.00
2003                  9.66           0.14            (0.06)              (0.17)\(2)\            -             9.57
2002                 10.04           0.24            (0.36)              (0.26)                 -             9.66
CLASS B
2006             $   10.32       $   0.18         $   0.25           $   (0.22)         $   (0.21)       $   10.32
2005                  9.97           0.11             0.36               (0.12)                 -            10.32
2004                  9.55           0.09             0.42               (0.09)                 -             9.97
2003                  9.65           0.06            (0.04)              (0.12)\(2)\            -             9.55
2002\(3)\             9.97           0.08            (0.22)              (0.18)                 -             9.65
CLASS C
2006             $   10.33       $   0.18         $   0.25           $   (0.22)         $   (0.21)       $   10.33
2005                  9.98           0.11             0.36               (0.12)                 -            10.33
2004                  9.56           0.09             0.42               (0.09)                 -             9.98
2003                  9.65           0.09            (0.06)              (0.12)\(2)\            -             9.56
2002                 10.04           0.10            (0.28)              (0.21)                 -             9.65

                                                                                            Ratio            Ratio of Net
                                                                      Ratio of Net       of Expenses      Investment Income
                                                     Ratio of          Investment        to Average          to Average
                                 Net Assets         Expenses             Income          Net Assets          Net Assets
                    Total         End of           to Average          to Average        (Before Fee         (Before Fee
                 Return(+)     Period (000)     Net Assets(+)(+)      Net Assets*      Waivers)(+)(+)         Waivers)*
 CONSERVATIVE ALLOCATION FUND
CLASS I
2006                5.06%        $  7,238              0.35%              2.57%              0.60%               2.32%
2005                5.72            5,329              0.27               1.92               0.52                1.67
2004                6.13            4,929              0.28               1.71               0.53                1.46
2003                1.15            2,820              0.70               1.83               0.95                1.58
2002               (0.97)           2,752              1.02               2.68               1.27                2.43
CLASS A
2006                4.74%        $    554              0.60%              2.32%              0.85%               2.07%
2005                5.40            3,755              0.52               1.67               0.77                1.42
2004                5.92            3,457              0.53               1.46               0.78                1.21
2003                0.90            3,048              0.95               1.58               1.20                1.33
2002               (1.21)           2,689              1.27               2.43               1.52                2.18
CLASS B
2006                4.20%        $  1,008              1.20%              1.72%              1.45%               1.47%
2005                4.70            1,056              1.12               1.07               1.37                0.82
2004                5.36            1,171              1.13               0.86               1.38                0.61
2003                0.27              613              1.56               0.97               1.81                0.72
2002\(3)\          (1.46)             163              1.88               1.82               2.13                1.57
CLASS C
2006                4.18%        $    566              1.20%              1.72%              1.45%               1.47%
2005                4.68            1,041              1.12               1.07               1.37                0.82
2004                5.32            1,395              1.13               0.86               1.38                0.61
2003                0.34              753              1.56               0.97               1.81                0.72
2002               (1.79)             702              1.88               1.82               2.13                1.57

                  Portfolio
                  Turnover
                    Rate
 CONSERVATIVE ALLOCATION FUND
CLASS I
2006                24%
2005                18
2004                27
2003                38
2002                27
CLASS A
2006                24%
2005                18
2004                27
2003                38
2002                27
CLASS B
2006                24%
2005                18
2004                27
2003                38
2002\(3)\           27
CLASS C
2006                24%
2005                18
2004                27
2003                38
2002                27

(+)     Total return excludes sales charge.

(+)(+)  Does not include expenses of the investment companies in which
        Conservative Allocation Fund invests.

*       Recognition of net investment income by Conservative Allocation Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

\(1)\   Per share data calculated using average shares outstanding method.

\(2)\   Includes a tax return of capital of $(0.03), $(0.03), $(0.02) and
        $(0.02) for Class I, Class A, Class B and Class C, respectively.

\(3)\   Conservative Allocation Fund Class B commenced operations on July 13,
        2001. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

46

                                             Allegiant International Equity Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                               Number        Value
                                                             of Shares       (000)
FOREIGN COMMON STOCKS - 97.2%
Australia - 3.1%
  BHP Billiton, ADR (Materials)                               141,860      $  6,140
  Cochlear (Healthcare)                                        26,300           975
  Woolworths (Consumer Staples)                                66,300           931
  WorleyParsons (Energy)                                       41,900           724

                                                                           ========
                                                                              8,770
-------------------------------------------------------       -------      --------
Austria - 1.3%
  Andritz AG (Industrials)                                     18,400         2,938
  Telekom Austria (Telecommunication Services)                 31,600           710

                                                                           ========
                                                                              3,648
-------------------------------------------------------       -------      --------
Belgium - 2.8%
  Fortis (Financials)                                          35,800         1,305
  KBC Groep NV (Financials)                                    33,000         3,547
  Solvay (Materials)                                           25,680         2,911

                                                                           ========
                                                                              7,763
-------------------------------------------------------       -------      --------
Brazil - 1.1%
  Companhia Vale do Rio Doce, ADR (Materials)                  25,500         1,188
  Gol Linhas Aereas Inteligentes SA, ADR
    (Industrials)                                              28,450           889
  Petroleo Brasileiro SA - Petrobras, ADR (Energy)             10,500           912

                                                                           ========
                                                                              2,989
-------------------------------------------------------       -------      --------
Canada - 2.0%
  Cameco (Energy)                                              15,000           622
  Canadian Natural Resources (Energy)                          24,300         1,306
  Methanex (Materials)                                        124,300         2,906
  Trican Well Service (Energy)                                 31,300           768

                                                                           ========
                                                                              5,602
-------------------------------------------------------       -------      --------
Denmark - 0.3%
  Vestas Wind Systems A/S (Industrials)*                       37,900           979
-------------------------------------------------------       -------      --------
Egypt - 0.3%
  Vodafone Egypt Telecommunications SAE
    (Telecommunication Services) (C)                           58,900           814
-------------------------------------------------------       -------      --------
Finland - 5.1%
  Cargotec, Cl B (Industrials)                                 67,900         3,104
  KCI Konecranes Oyj (Industrials)                            166,200         3,394
  Kone Oyj, Cl B (Industrials)                                 61,600         2,683
  UPM-Kymmene Oyj (Materials)                                 115,600         2,477
  YIT Oyj (Industrials)                                       100,200         2,545

                                                                           ========
                                                                             14,203
-------------------------------------------------------       -------      --------
France - 5.2%
  Air Liquide (Materials)                                       3,500           728
  Christian Dior (Consumer Discretionary)                      26,700         2,650
  Compagnie de Saint-Gobain (Industrials)                      38,700         2,712
  Imerys SA (Materials)                                        32,000         2,567
  Neopost (Information Technology)                             10,400         1,115
  Peugeot (Consumer Discretionary)                             44,100         2,806
  Sanofi-Aventis, ADR (Healthcare)                             45,200         2,137

                                                                           ========
                                                                             14,715
-------------------------------------------------------       -------      --------
Germany - 4.0%
  Adidas-Salomon (Consumer Discretionary)                       6,225         1,236
  Bijou Brigitte AG (Consumer Discretionary)                    7,020         1,862
  Commerzbank (Financials)                                     45,100         1,700
  Continental (Consumer Discretionary)                         24,800         2,715

                                                               Number        Value
                                                             of Shares       (000)
  Rational (Consumer Discretionary)                             7,000      $  1,319
  SAP, ADR (Information Technology)                            45,000         2,368

                                                                           ========
                                                                             11,200
-------------------------------------------------------     ---------      --------
Greece - 0.5%
  IRF European Finance Investments (Financials)*
               (C)                                            290,400         1,554
-------------------------------------------------------     ---------      --------
Hong Kong - 2.5%
  Espirit Holdings (Consumer Discretionary)                   137,000         1,102
  FUJI Food and Catering Services Holdings
    (Consumer Discretionary)                                  473,000           943
  Guangzhou R&F Properties, Cl H (Financials)                 133,200           744
  Li & Fung (Consumer Discretionary)                          578,600         1,185
  Li Ning (Consumer Discretionary)                            760,000           767
  Zijin Mining Group, Cl H (Materials)                      4,097,000         2,190

                                                                           ========
                                                                              6,931
-------------------------------------------------------     ---------      --------
India - 0.7%
  Bajaj Hindusthan (Industrials)                               73,700           674
  Bharti Tele-Ventures (Telecommunication
    Services)*                                                150,500         1,192

                                                                           ========
                                                                              1,866
-------------------------------------------------------     ---------      --------
Ireland - 2.8%
  CRH PLC (Materials)                                          77,672         2,608
  FBD Holdings PLC (Financials)                                22,800         1,050
  Greencore Group PLC (Consumer Staples)                      599,156         3,029
  Kingspan Group PLC (Industrials)                             66,300         1,186

                                                                           ========
                                                                              7,873
-------------------------------------------------------     ---------      --------
Israel - 0.4%
  Nice Systems, ADR (Information Technology)*                  40,000         1,088
-------------------------------------------------------     ---------      --------
Italy - 0.7%
  Azimut Holding (Financials)                                  58,000           630
  Banca Italease (Financials)                                  26,600         1,379

                                                                           ========
                                                                              2,009
-------------------------------------------------------     ---------      --------
Japan - 20.1%
  Aeon (Consumer Staples)                                      49,500         1,060
  Asahi Breweries (Consumer Staples)                          193,600         2,848
  Central Japan Railway (Industrials)                             275         2,745
  Daiwa Securities Group (Financials)                          77,100           957
  Denso (Consumer Discretionary)                               29,500         1,031
  Honeys (Consumer Discretionary)                              14,912           690
  Hoya (Information Technology)                                26,300         1,008
  Iino Kaiun Kaisha (Industrials)                             283,200         2,484
  Kansai Electric Power (Utilities)                           123,000         2,931
  KDDI (Telecommunication Services)                               507         3,181
  KK DaVinci Advisors (Financials)*                               470           505
  Maruichi Steel Tube (Materials)                             113,000         2,532
  Meiji Dairies (Consumer Staples)                            479,000         3,351
  MISUMI Group (Industrials)                                   46,000           893
  Mitsubishi UFJ Financial Group, ADR
    (Financials)                                              287,300         3,953
  Nippon Yusen Kabushiki (Industrials)                        453,000         2,940
  Nitto Denko (Materials)                                      20,010         1,544
  ORIX (Financials)                                             5,640         1,630
  Secom (Industrials)                                          22,000         1,112
  Shiseido (Consumer Staples)                                  42,000           751
  Showa Denko KK (Materials)                                  629,000         2,695

                                                                              47

Allegiant International Equity Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                               Number        Value
                                                             of Shares       (000)
FOREIGN COMMON STOCKS - continued
Japan - continued
  Sony, ADR (Consumer Discretionary)                           37,000      $  1,671
  Sparx Asset Management (Financials)                           1,140         1,188
  Sumitomo Realty & Development (Financials)                   76,000         1,845
  Takeda Pharmaceutical (Healthcare)                           24,200         1,568
  Takeuchi Manufacturing (Industrials)                         15,000           665
  Teijin (Materials)                                          103,000           733
  Tokuyama (Materials)                                        100,000         1,517
  Tokyo Electric Power (Utilities)                            108,400         2,978
  Tokyu Land (Financials)                                     150,000         1,133
  Toray Industries (Materials)                                 87,000           771
  Toyota Motor, ADR (Consumer Discretionary)                    6,600           709
  Yamada Denki (Consumer Discretionary)                         8,880           922

                                                                           ========
                                                                             56,541
-------------------------------------------------------     ---------      --------
Malaysia - 0.3%
  Resorts World BHD (Consumer Discretionary)
    (C)                                                       221,000           743
-------------------------------------------------------     ---------      --------
Mexico - 2.2%
  America Movil SA de CV, ADR
    (Telecommunication Services)                               71,000         2,319
  Cemex SA de CV, ADR (Materials)                              42,800         2,438
  Grupo Televisa SA, ADR (Consumer
    Discretionary)                                             76,800         1,413

                                                                           ========
                                                                              6,170
-------------------------------------------------------     ---------      --------
Netherlands - 1.5%
  ABN AMRO Holdings (Financials)                               88,200         2,437
  Fugro NV (Energy)                                            19,000           783
  TomTom (Information Technology)*                             24,200         1,072

                                                                           ========
                                                                              4,292
-------------------------------------------------------     ---------      --------
Norway - 5.2%
  Aker Seafoods ASA (Consumer Staples)                        162,060           999
  Austevoll Seafood ASA (Consumer Staples) (A)                190,210         1,126
  Camillo Eitzen (Industrials)                                242,700         2,620
  DNB (Financials)                                            208,400         2,681
  Orkla (Industrials)                                          22,100         1,091
  SeaDrill (Energy)*                                           88,400         1,389
  Statoil ASA, ADR (Energy)                                    79,000         2,315
  Yara International (Materials)                              178,300         2,435

                                                                           ========
                                                                             14,656
-------------------------------------------------------     ---------      --------
Portugal - 0.9%
  Portugal Telecom SGPS (Telecommunication
    Services)                                                 211,400         2,485
-------------------------------------------------------     ---------      --------
Singapore - 3.0%
  Chartered Semiconductor Manufacturing, ADR
    (Information Technology)*                                  80,000           764
  Keppel (Industrials) (C)                                    165,000         1,414
  OSIM International (Consumer Discretionary)
    (C)                                                       921,600           875
  Raffles Education (Consumer Discretionary) (C)            1,345,000         2,059
  Singapore Exchange (Financials) (C)                         768,000         1,888
  STATS ChipPAC, ADR (Information
    Technology)*                                              212,645         1,361

                                                                           ========
                                                                              8,361
-------------------------------------------------------     ---------      --------
South Africa - 4.1%
  Aspen Pharmacare Holdings (Healthcare)                      210,000         1,168

                                                               Number        Value
                                                             of Shares       (000)
  Impala Platinum Holdings (Materials)                         12,800      $  2,154
  Metorex (Materials)                                       1,301,651         1,983
  Sappi (Materials)                                           195,000         2,421
  Sasol (Energy)                                               71,300         2,700
  Sasol, ADR (Energy)                                          27,050         1,038

                                                                           ========
                                                                             11,464
-------------------------------------------------------     ---------      --------
South Korea - 3.5%
  Kookmin Bank, ADR (Financials)                               20,520         1,651
  Samsung Electronics (Information Technology)                  4,000         2,574
  Samsung SDI (Information Technology)                         30,000         2,519
  SK Telecom (Telecommunication Services)                      13,600         3,224

                                                                           ========
                                                                              9,968
-------------------------------------------------------     ---------      --------
Spain - 3.0%
  Banco Bilbao Vizcaya Argentaria (Financials)                137,300         2,847
  Inditex SA (Consumer Discretionary)                          30,500         1,210
  Red Electrica de Espana (Utilities)                          44,600         1,544
  Repsol YPF (Energy)                                          99,000         2,765

                                                                           ========
                                                                              8,366
-------------------------------------------------------     ---------      --------
Sweden - 3.1%
  Autoliv (Consumer Discretionary)                             49,500         2,752
  Modern Times Group, Cl B (Consumer
    Discretionary)*                                            35,800         1,827
  Svenska Cellulosa, Cl B (Materials)                          66,600         2,775
  Telefonaktiebolaget LM Ericsson, ADR
    (Information Technology)                                   45,000         1,442

                                                                           ========
                                                                              8,796
-------------------------------------------------------     ---------      --------
Switzerland - 4.5%
  ABB, ADR (Industrials)                                      140,960         1,779
  Actelion (Healthcare)*                                        6,700           781
  Nestle (Consumer Staples)                                    10,750         3,209
  Nobel Biocare Holding (Healthcare)                            3,500           849
  Novartis, ADR (Healthcare)                                   29,000         1,609
  Roche Holdings (Healthcare)                                  23,150         3,607
  SGS SA (Industrials)                                            780           776

                                                                           ========
                                                                             12,610
-------------------------------------------------------     ---------      --------
United Kingdom - 13.0%
  AstraZeneca PLC, ADR (Healthcare)                            31,600         1,673
  BAE Systems, ADR (Industrials)                               46,300         1,324
  Barratt Developments PLC (Consumer
    Discretionary)                                            147,400         2,536
  Bellway PLC (Consumer Discretionary)                        130,000         2,743
  BG Group (Energy)                                           126,300         1,681
  Crest Nicholson PLC (Consumer Discretionary)                313,100         2,971
  George Wimpey PLC (Consumer Discretionary)                  277,845         2,405
  GlaxoSmithKline PLC, ADR (Healthcare)                        48,480         2,681
  ICAP PLC (Financials)                                       115,700         1,068
  Imperial Tobacco Group PLC (Consumer Staples)                33,700         1,032
  Lloyds TSB Group PLC (Financials)                           311,658         2,929
  Man Group PLC (Financials)                                   36,800         1,610
  Michael Page International PLC (Industrials)                184,100         1,364
  Pennon Group PLC (Utilities)                                 31,700           753
  Persimmon PLC (Consumer Discretionary)                      121,937         2,739
  Reckitt Benckiser PLC (Consumer Staples)                     40,000         1,472
  Rio Tinto PLC, ADR (Materials)                                6,050         1,343
  SABMiller (Consumer Staples)                                 78,100         1,460
  Scottish & Southern Energy (Utilities)                       61,000         1,290
  Standard Chartered PLC (Financials)                          28,850           708

48

                                                                Number       Value
                                                              of Shares      (000)
FOREIGN COMMON STOCKS - continued
United Kingdom - continued
  Tesco PLC (Consumer Staples)                                105,200     $     631

                                                                          =========
                                                                             36,413
-------------------------------------------------------     ---------     ---------
Total Foreign Common Stocks
  (Cost $228,085)                                                           272,869
-------------------------------------------------------     ---------     ---------

FOREIGN RIGHTS -
Belgium - 0.0%
  Cumerio*                                                        989             - (B)
  Umicore*                                                        989             - (B)

-------------------------------------------------------     ---------     ---------
Total Foreign Rights
  (Cost $-)                                                                      -- (B)
-------------------------------------------------------     ---------     ---------

AFFILIATED MONEY MARKET FUND - 2.7%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)                                        7,496,343         7,496
  (Cost $7,496)
-------------------------------------------------------     ---------     ---------

TOTAL INVESTMENTS - 99.9%
  (Cost $235,581)**                                                         280,365
-------------------------------------------------------     ---------     ---------

Other Assets & Liabilities - 0.1%

  Investment Advisory Fees Payable                                             (247)
  12b-1 Fees Payable
    Class I                                                                     (41)
    Class A                                                                      (3)
  Administration Fees Payable                                                   (15)
  Custody Fees Payable                                                          (44)
  Trustees' Fees Payable                                                        (18)
  Payable for Investments Purchased                                          (1,126)
  Payable for Shares of Beneficial Interest Redeemed                           (147)
  Other                                                                       2,048
-------------------------------------------------------     ---------     ---------
Total Other Assets & Liabilities                                                407
-------------------------------------------------------     ---------     ---------

TOTAL NET ASSETS - 100.0%                                                 $ 280,772
-------------------------------------------------------     ---------     ---------

                                                                             Value
                                                                             (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                           $ 322,329
Undistributed Net Investment Income                                             246
Accumulated Net Realized Loss on Investments                                (86,496)
Net Unrealized Appreciation of Foreign Currency
  and Translation of Other Assets and Liabilities in
  Foreign Currency                                                               21
Net Unrealized Appreciation on Investments and
  Futures                                                                    44,672
-------------------------------------------------------                   ---------
Total Net Assets                                                          $ 280,772
-------------------------------------------------------                   ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($264,452,067 / 18,580,201
  outstanding shares of beneficial interest)                              $   14.23
-------------------------------------------------------                   ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($14,082,931 / 999,119
  outstanding shares of beneficial interest)                              $   14.10
-------------------------------------------------------                   ---------
Maximum Offering Price Per Share - Class A
  ($14.10 / 94.50%)                                                       $   14.92
-------------------------------------------------------                   ---------
Net Asset Value and Offering Price
  Per Share - Class B ($1,235,533 / 89,962
  outstanding shares of beneficial interest)                              $   13.73
-------------------------------------------------------                   ---------
Net Asset Value and Offering Price
  Per Share - Class C ($1,001,373 / 73,134
  outstanding shares of beneficial interest)                              $   13.69
-------------------------------------------------------                   ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $235,870.

       Gross unrealized appreciation (000)      $ 48,914
       Gross unrealized depreciation (000)        (4,419)
                                                --------
       Net unrealized appreciation (000)        $ 44,495
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(A)  Security fair valued using methods determined in good faith by the
     Valuation Committee of the Board of Trustees.
(B)  Value is less than $500.
(C)  Illiquid security. Total market value of illiquid securities is (000)
     $9,347 and represents 3.3% of net assets as of May 31, 2006.

ADR - American Depository Receipt
Cl - Class
PLC - Public Liability Company

                                                                              49

Allegiant International Equity Fund
STATEMENT OF NET ASSETS
May 31, 2006

Futures Contracts:
                                                                                                                    Notional
                                                                                                    Number            Cost
                                                                                                      of             Amount
Description                                                                                       Contracts          (000)
---------------------------------------------------------------------------------------------    -----------       ---------
TOPIX Index                                                                                           9             $ 1,310
Cash in the amount of $38,132 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

Futures Contracts:
                                                                                                                 Unrealized
                                                                                                 Expiration     Depreciation
Description                                                                                         Date           (000)
---------------------------------------------------------------------------------------------   ------------   -------------
TOPIX Index                                                                                       06/09/06        $ (112)
Cash in the amount of $38,132 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

  At May 31, 2006, sector diversification of the Fund was as follows:

                                            % of Net           Value
Sector Diversification                       Assets            (000)
------------------------------------       ----------       -----------
Foreign Common Stocks
  Consumer Discretionary                      16.3%         $  45,880
  Consumer Staples                             7.8             21,899
  Energy                                       6.0             17,004
  Financials                                  14.6             40,939
  Healthcare                                   6.1             17,047
  Industrials                                 15.1             42,311
  Information Technology                       5.4             15,312
  Materials                                   17.5             49,057
  Telecommunication Services                   5.0             13,924
  Utilities                                    3.4              9,496
                                             -----          ---------
  Total Foreign Common Stocks                 97.2            272,869
Affiliated Money Market Fund                   2.7              7,496
                                             -----          ---------
Total Investments                             99.9            280,365
Other Assets and Liabilities                   0.1                407
                                             -----          ---------
Net Assets                                   100.0%         $ 280,772
                                             =====          =========
See Notes to Financial Statements.

50

                                            Allegiant Large Cap Core Equity Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                   Number        Value
                                                 of Shares       (000)
COMMON STOCKS - 99.4%
Consumer Discretionary - 10.2%
  Dick's Sporting Goods*#                           74,500     $  2,897
  Fortune Brands                                    49,000        3,626
  Lowe's                                            55,770        3,473
  MGM Grand*#                                       84,190        3,490
  Starbucks*#                                      151,920        5,416
  Starwood Hotels & Resorts Worldwide#              86,000        5,255

                                                               ========
                                                                 24,157
----------------------------------------         ---------     --------
Consumer Staples - 9.5%
  Bunge#                                            80,500        4,556
  Colgate-Palmolive                                 69,500        4,194
  Constellation Brands, Cl A*#                     148,922        3,678
  Dean Foods*                                      124,639        4,450
  PepsiCo                                           92,210        5,575

                                                               ========
                                                                 22,453
----------------------------------------         ---------     --------
Energy - 9.9%
  ConocoPhillips                                    78,500        4,968
  Devon Energy                                      70,120        4,022
  TransOcean*#                                      59,000        4,801
  Valero Energy                                     68,000        4,172
  Weatherford International*                       103,260        5,374

                                                               ========
                                                                 23,337
----------------------------------------         ---------     --------
Financials - 21.5%
  Allstate                                          69,540        3,825
  American Express                                  93,490        5,082
  American International Group                      90,910        5,527
  Bank of America                                  122,260        5,917
  Citigroup                                        131,700        6,493
  Goldman Sachs                                     34,630        5,228
  JPMorgan Chase                                   116,980        4,988
  Merrill Lynch#                                    71,520        5,179
  Washington Mutual                                 89,530        4,110
  Wells Fargo                                       70,000        4,646

                                                               ========
                                                                 50,995
----------------------------------------         ---------     --------
Healthcare - 12.3%
  Amgen*                                            99,850        6,749
  Cardinal Health                                   90,000        6,022
  Genentech*                                        45,800        3,799
  Genzyme*#                                         80,000        4,760
  GlaxoSmithKline PLC, ADR                          75,010        4,148
  Johnson & Johnson                                 62,140        3,742

                                                               ========
                                                                 29,220
----------------------------------------         ---------     --------
Industrials - 11.6%
  3M#                                               68,550        5,735
  General Electric                                 175,430        6,010
  Illinois Tool Works#                             113,720        5,646
  L-3 Communications Holdings                       62,500        4,560
  United Technologies                               86,920        5,435

                                                               ========
                                                                 27,386
----------------------------------------         ---------     --------
Information Technology - 15.0%
  Apple Computer*                                   62,000        3,706
  Cisco Systems*                                   216,640        4,263
  Corning*                                         284,000        6,887
  Microsoft                                        157,620        3,570
  Motorola                                         313,000        6,601
  Xilinx#                                          239,000        6,214

                                                   Number        Value
                                                 of Shares       (000)
  Yahoo!*                                          132,000     $  4,170

                                                               ========
                                                                 35,411
----------------------------------------         ---------     --------
Materials - 3.1%
  Ecolab                                           113,660        4,400
  Freeport-McMoRan Copper & Gold, Cl B#             51,970        2,910

                                                               ========
                                                                  7,310
----------------------------------------         ---------     --------
Telecommunication Services - 3.0%
  NII Holdings*#                                    83,940        4,571
  Sprint Nextel                                    122,476        2,598

                                                               ========
                                                                  7,169
----------------------------------------         ---------     --------
Utilities - 3.3%
  AES*                                             245,550        4,518
  Equitable Resources                               96,920        3,261

                                                               ========
                                                                  7,779
----------------------------------------         ---------     --------
Total Common Stocks
  (Cost $200,065)                                               235,217
----------------------------------------         ---------     --------
AFFILIATED MONEY MARKET FUND - 0.5%
  Allegiant Money Market Fund, Class I(+)        1,217,906        1,218
  (Cost $1,218)
----------------------------------------         ---------     --------

Total Investments Before Collateral
  for Loaned Securities - 99.9%
  (Cost $201,283)                                               236,435
----------------------------------------         ---------     --------

                                                    Par
                                                   (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 21.1%
Medium Term Notes - 2.1%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                           $ 2,500        2,501
  Sigma Finance
    5.070%, 07/07/06 (A)                             2,500        2,500

                                                               ========
                                                                  5,001
----------------------------------------         ---------     --------
Repurchase Agreements - 19.0%
  Bank of America
    5.110%, 06/01/06                                19,804       19,804
  Bear Stearns
    5.113%, 06/01/06                                20,000       20,000
    5.163%, 06/01/06                                 5,000        5,000

                                                               ========
                                                                 44,804
----------------------------------------         ---------     --------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $49,805)(++)                                             49,805
----------------------------------------         ---------     --------

TOTAL INVESTMENTS - 121.0%
  (Cost $251,088)**                                             286,240
----------------------------------------         ---------     --------

                                                                              51

Allegiant Large Cap Core Equity Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                 Value
                                                                 (000)
Other Assets & Liabilities - (21.0)%

  Cash                                                        $     391
  Investment Advisory Fees Payable                                 (154)
  12b-1 Fees Payable
    Class I                                                         (62)
    Class A                                                          (2)
    Class B                                                          (1)
  Administration Fees Payable                                       (12)
  Trustees' Fees Payable                                            (15)
  Payable for Collateral for Loaned Securities                  (49,805)
  Payable for Investments Purchased                                (391)
  Payable for Shares of Beneficial Interest Redeemed                (34)
  Other                                                             440
------------------------------------------------------        ---------
Total Other Assets & Liabilities                                (49,645)
------------------------------------------------------        ---------

TOTAL NET ASSETS - 100.0%                                     $ 236,595
------------------------------------------------------        ---------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                               $ 192,194
Undistributed Net Investment Income                                 231
Undistributed Net Realized Gain on Investments                    9,045
Net Unrealized Appreciation on Investments and
  Futures                                                        35,125
------------------------------------------------------        ---------
Total Net Assets                                              $ 236,595
------------------------------------------------------        ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($227,171,023 / 18,331,939
  outstanding shares of beneficial interest)                  $   12.39
------------------------------------------------------        ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($5,863,364 / 478,428
  outstanding shares of beneficial interest)                  $   12.26
------------------------------------------------------        ---------
Maximum Offering Price Per Share - Class A
  ($12.26 / 94.50%)                                           $   12.97
------------------------------------------------------        ---------
Net Asset Value and Offering Price
  Per Share - Class B ($3,152,232 / 267,829
  outstanding shares of beneficial interest)                  $   11.77
------------------------------------------------------        ---------
Net Asset Value and Offering Price
  Per Share - Class C ($408,374 / 34,710
  outstanding shares of beneficial interest)                  $   11.77
------------------------------------------------------        ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $252,329.

       Gross unrealized appreciation (000)      $ 37,826
       Gross unrealized depreciation (000)        (3,915)
                                                --------
       Net unrealized appreciation (000)        $ 33,911
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $47,717.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

ADR - American Depository Receipt
Cl - Class
PLC - Public Liability Company

Futures Contracts:
                                                                                                                     Notional
                                                                                                     Number            Cost
                                                                                                       of             Amount
Description                                                                                        Contracts          (000)
---------------------------------------------------------------------------------------------     -----------       ---------
S&P 500(Reg. TM)
  Composite Index                                                                                      3              $ 982
Cash in the amount of $47,250 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

Futures Contracts:
                                                                                                                  Unrealized
                                                                                                  Expiration     Depreciation
Description                                                                                          Date           (000)
------------------------------------------------------------------------------------------       ------------   -------------
S&P 500(Reg. TM)
  Composite Index                                                                                  06/16/06        $ (27)
Cash in the amount of $47,250 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

52

                                                 Allegiant Large Cap Growth Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                   Number        Value
                                                 of Shares       (000)
COMMON STOCKS - 99.7%
Consumer Discretionary - 13.5%
  Coach*                                           358,000     $ 10,411
  Johnson Controls#                                121,000       10,305
  Lowe's#                                          163,390       10,176
  MGM Grand*#                                      219,003        9,080
  Nike, Cl B                                       116,000        9,316
  Starbucks*#                                      414,920       14,792
  Starwood Hotels & Resorts Worldwide#             233,000       14,236

                                                               ========
                                                                 78,316
----------------------------------------           -------     --------
Consumer Staples - 9.5%
  Bunge#                                           206,000       11,660
  Colgate-Palmolive                                200,000       12,068
  Constellation Brands, Cl A*#                     327,534        8,090
  Dean Foods*                                      304,160       10,858
  PepsiCo                                          212,305       12,836

                                                               ========
                                                                 55,512
----------------------------------------           -------     --------
Energy - 3.8%
  TransOcean*                                       95,000        7,730
  Weatherford International*                       274,000       14,259

                                                               ========
                                                                 21,989
----------------------------------------           -------     --------
Financials - 7.0%
  American International Group#                    224,620       13,657
  Citigroup                                        277,093       13,661
  Goldman Sachs#                                    88,190       13,312

                                                               ========
                                                                 40,630
----------------------------------------           -------     --------
Healthcare - 18.3%
  Abbott Laboratories                              239,000       10,205
  Amgen*                                           229,610       15,519
  Cardinal Health#                                 203,000       13,583
  Cephalon*#                                       172,000       10,272
  Genentech*                                       181,500       15,057
  Genzyme*                                         206,000       12,257
  GlaxoSmithKline PLC, ADR                         204,860       11,329
  Johnson & Johnson                                154,516        9,305
  Medtronic#                                       173,891        8,780

                                                               ========
                                                                106,307
----------------------------------------           -------     --------
Industrials - 14.2%
  3M#                                              168,020       14,057
  Danaher#                                         201,000       12,886
  General Electric                                 278,000        9,524
  Illinois Tool Works#                             282,000       14,001
  Norfolk Southern                                 285,000       15,037
  United Technologies                              274,000       17,130

                                                               ========
                                                                 82,635
----------------------------------------           -------     --------
Information Technology - 28.7%
  Amdocs*                                          261,010        9,780
  Apple Computer*#                                 179,000       10,699
  Cisco Systems*                                   481,120        9,468
  Corning*                                         400,000        9,700
  eBay*#                                           297,660        9,766
  First Data#                                      226,500       10,444
  Google, Cl A*                                     38,400       14,278
  Linear Technology                                384,000       12,960
  Microchip Technology                             404,500       13,874
  Microsoft                                        417,126        9,448
  Motorola#                                        670,000       14,130

                                                   Number        Value
                                                 of Shares       (000)
  SAP, ADR#                                        198,930     $ 10,470
  Sun Microsystems*#                             1,425,000        6,641
  Xilinx#                                          444,000       11,544
  Yahoo!*#                                         445,000       14,058

                                                               ========
                                                                167,260
----------------------------------------         ---------     --------
Materials - 3.0%
  Ecolab                                           259,550       10,047
  Praxair                                          139,000        7,326

                                                               ========
                                                                 17,373
----------------------------------------         ---------     --------
Telecommunication Services - 1.7%
  NII Holdings*#                                   178,520        9,722
----------------------------------------         ---------     --------
Total Common Stocks
  (Cost $493,001)                                               579,744
----------------------------------------         ---------     --------
AFFILIATED MONEY MARKET FUND - 0.0%
  Allegiant Money Market Fund, Class I(+)           30,661           31
  (Cost $31)
----------------------------------------         ---------     --------

Total Investments Before Collateral
  for Loaned Securities - 99.7%
  (Cost $493,032)                                               579,775
----------------------------------------         ---------     --------

                                                    Par
                                                   (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL
FOR
  LOANED SECURITIES - 29.5%
Master Notes - 5.2%
  Bank of America
    5.133%, 06/01/06                             $  15,000       15,000
  Bear Stearns
    5.213%, 06/07/06                                 7,500        7,500
  JPMorgan Securities
    5.143%, 06/15/06                                 7,500        7,500

                                                                 ======
                                                                 30,000
----------------------------------------         ---------     --------
Medium Term Notes - 2.6%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                             5,000        5,002
  Morgan Stanley Dean Witter
    5.150%, 06/01/07 (A)                             5,000        5,000
  Sigma Finance
    5.070%, 07/07/06 (A)                             5,000        5,000

                                                                 ======
                                                                 15,002
----------------------------------------         ---------     --------
Repurchase Agreements - 21.7%
  Bank of America
    5.110%, 06/01/06                                14,341       14,341
  Bear Stearns
    5.113%, 06/01/06                                50,000       50,000
    5.163%, 06/01/06                                12,000       12,000
  Dresdner
    5.110%, 06/01/06                                50,000       50,000

                                                                 ======
                                                                126,341
----------------------------------------         ---------     --------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $171,343)(++)                                           171,343
----------------------------------------         ---------     --------

                                                                              53

Allegiant Large Cap Growth Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                 Value
                                                                 (000)
TOTAL INVESTMENTS - 129.2%
  (Cost $664,375)**                                           $ 751,118
------------------------------------------------------        ---------

Other Assets & Liabilities - (29.2)%

  Investment Advisory Fees Payable                                 (380)
  12b-1 Fees Payable
    Class I                                                         (89)
    Class A                                                         (31)
    Class B                                                          (3)
  Administration Fees Payable                                       (30)
  Custody Fees Payable                                               (1)
  Trustees' Fees Payable                                            (40)
  Payable for Collateral for Loaned Securities                 (171,343)
  Payable for Investments Purchased                              (6,967)
  Payable for Shares of Beneficial Interest Redeemed               (924)
  Other                                                          10,256
------------------------------------------------------        ---------
Total Other Assets & Liabilities                               (169,552)
------------------------------------------------------        ---------

TOTAL NET ASSETS - 100.0%                                     $ 581,566
------------------------------------------------------        ---------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                               $ 497,134
Accumulated Net Realized Loss on Investments                     (2,229)
Net Unrealized Appreciation on Investments and
  Futures                                                        86,661
------------------------------------------------------        ---------
Total Net Assets                                              $ 581,566
------------------------------------------------------        ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($453,492,692 / 22,935,080
  outstanding shares of beneficial interest)                  $   19.77
------------------------------------------------------        ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($118,847,948 / 6,100,330
  outstanding shares of beneficial interest)                  $   19.48
------------------------------------------------------        ---------
Maximum Offering Price Per Share - Class A
  ($19.48 / 94.50%)                                           $   20.61
------------------------------------------------------        ---------
Net Asset Value and Offering Price
  Per Share - Class B ($8,398,572 / 452,712
  outstanding shares of beneficial interest)                  $   18.55
------------------------------------------------------        ---------
Net Asset Value and Offering Price
  Per Share - Class C ($826,482 / 44,494
  outstanding shares of beneficial interest)                  $   18.58
------------------------------------------------------        ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $668,030.

       Gross unrealized appreciation (000)      $  95,663
       Gross unrealized depreciation (000)        (12,575)
                                                ---------
       Net unrealized appreciation (000)        $  83,088
                                                =========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $160,866.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

ADR - American Depository Receipt
Cl - Class
PLC - Public Liability Company

Futures Contracts:
                                                                                                                     Notional
                                                                                                     Number            Cost
                                                                                                       of             Amount
Description                                                                                        Contracts          (000)
---------------------------------------------------------------------------------------------     -----------       ---------
S&P 500(Reg. TM)
  Composite Index                                                                                      7             $ 2,307
Cash in the amount of $110,250 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

Futures Contracts:
                                                                                                                  Unrealized
                                                                                                  Expiration     Depreciation
Description                                                                                          Date           (000)
---------------------------------------------------------------------------------------------    ------------   -------------
S&P 500(Reg. TM)
  Composite Index                                                                                  06/16/06         $ (82)
Cash in the amount of $110,250 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

54

                                                  Allegiant Large Cap Value Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                         Number        Value
                                                       of Shares       (000)
COMMON STOCKS - 98.5%
Consumer Discretionary - 12.9%
  CBS, Cl B#                                             412,400     $ 10,685
  Clear Channel Communications                           215,645        6,642
  Comcast, Cl A*#                                        425,254       13,663
  Dow Jones#                                             303,166       10,484
  Office Depot*                                          280,341       11,654
  Sony, ADR                                              178,440        8,060
  Time Warner                                            861,470       14,826
  Tribune#                                               254,781        7,603

                                                                     ========
                                                                       83,617
-------------------------------------------------        -------     --------
Consumer Staples - 6.8%
  Coca-Cola                                              320,580       14,115
  General Mills                                          139,620        7,245
  Kraft Foods#                                           347,780       11,512
  UST#                                                   156,644        6,894
  Wal-Mart Stores                                         91,300        4,423

                                                                     ========
                                                                       44,189
-------------------------------------------------        -------     --------
Energy - 12.9%
  BP PLC, ADR                                             99,415        7,029
  Canadian Natural Resources                             203,824       10,954
  Chevron                                                218,460       13,062
  ExxonMobil                                             463,410       28,226
  Halliburton                                            192,563       14,363
  TransOcean*                                            116,090        9,446

                                                                     ========
                                                                       83,080
-------------------------------------------------        -------     --------
Financials - 33.6%
  American International Group                           318,300       19,353
  Amvescap PLC, ADR                                      476,885        9,323
  AON                                                    398,478       14,206
  Bank of America                                        496,460       24,029
  Chubb                                                  141,600        7,155
  Citigroup                                              588,770       29,026
  Everest Re Group                                        50,020        4,469
  Fannie Mae                                             168,040        8,360
  Goldman Sachs                                           62,210        9,390
  JPMorgan Chase                                         519,416       22,148
  Marsh & McLennan#                                      237,980        6,670
  Merrill Lynch                                          145,930       10,567
  Morgan Stanley                                         334,750       19,958
  Prudential Financial                                    87,750        6,682
  St. Paul Travelers                                     141,768        6,241
  U.S. Bancorp                                           329,600       10,175
  Wells Fargo                                            139,450        9,255

                                                                     ========
                                                                      217,007
-------------------------------------------------        -------     --------
Healthcare - 6.7%
  Bristol-Myers Squibb                                   140,070        3,439
  Johnson & Johnson                                      128,090        7,714
  Merck                                                  112,900        3,758
  Pfizer                                                 758,680       17,950
  Schering-Plough                                        210,725        4,016
  St. Jude Medical*                                      191,400        6,527

                                                                     ========
                                                                       43,404
-------------------------------------------------        -------     --------
Industrials - 7.2%
  Burlington Northern Santa Fe                            36,141        2,798
  General Dynamics                                        77,800        4,951
  General Electric                                       393,953       13,497
  Lockheed Martin                                         28,085        2,036

                                                         Number        Value
                                                       of Shares       (000)
  Northrop Grumman                                        36,178     $  2,340
  Rockwell Automation                                     49,711        3,394
  Tyco International                                     116,300        3,153
  Union Pacific#                                          76,102        7,062
  United Parcel Service, Cl B#                            91,440        7,365

                                                                     ========
                                                                       46,596
-------------------------------------------------      ---------     --------
Information Technology - 5.8%
  Applied Materials                                      171,800        2,905
  Lexmark International, Cl A*#                          105,400        6,034
  Micron Technology*#                                    240,965        3,990
  Microsoft                                              526,890       11,934
  Sun Microsystems*#                                   2,704,851       12,605

                                                                     ========
                                                                       37,468
-------------------------------------------------      ---------     --------
Materials - 3.8%
  E.I. duPont de Nemours#                                189,448        8,057
  Freeport-McMoRan Copper & Gold, Cl B                    76,380        4,277
  Praxair                                                 66,343        3,496
  Smurfit-Stone Container*                               708,830        8,485

                                                                     ========
                                                                       24,315
-------------------------------------------------      ---------     --------
Telecommunication Services - 4.0%
  AT&T#                                                  369,615        9,632
  BellSouth                                              171,730        5,800
  Verizon Communications                                 328,430       10,250

                                                                     ========
                                                                       25,682
-------------------------------------------------      ---------     --------
Utilities - 4.8%
  DPL#                                                   286,509        7,678
  Exelon                                                 132,370        7,493
  Mirant*#                                               250,073        6,222
  TXU                                                    169,381        9,706

                                                                     ========
                                                                       31,099
-------------------------------------------------      ---------     --------
Total Common Stocks
  (Cost $532,905)                                                     636,457
-------------------------------------------------      ---------     --------
AFFILIATED MONEY MARKET FUND - 1.2%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)                                   7,421,934        7,422
  (Cost $7,422)
-------------------------------------------------      ---------     --------

Total Investments Before Collateral
  for Loaned Securities - 99.7%
  (Cost $540,327)                                                     643,879
-------------------------------------------------      ---------     --------

                                                          Par
                                                         (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 17.4%
Master Notes - 3.1%
  Bank of America
    5.133%, 06/01/06                                     $10,000       10,000
  Bear Stearns
    5.213%, 06/07/06                                       5,000        5,000
  JPMorgan Securities
    5.143%, 06/15/06                                       5,000        5,000

                                                                     ========
                                                                       20,000
-------------------------------------------------      ---------     --------

                                                                              55

Allegiant Large Cap Value Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                          Par          Value
                                                         (000)         (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - continued
Medium Term Notes - 1.1%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                                 $ 5,000    $   5,002
  Sigma Finance
    5.070%, 07/07/06 (A)                                   2,500        2,500

                                                                    =========
                                                                        7,502
-------------------------------------------------      ---------    ---------
Repurchase Agreements - 13.2%
  Bank of America
    5.110%, 06/01/06                                      22,089       22,089
  Bear Stearns
    5.113%, 06/01/06                                      50,000       50,000
    5.163%, 06/01/06                                      13,000       13,000

                                                                    =========
                                                                       85,089
-------------------------------------------------      ---------    ---------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $112,591)(++)                                                 112,591
-------------------------------------------------      ---------    ---------

TOTAL INVESTMENTS - 117.1%
  (Cost $652,918)**                                                   756,470
-------------------------------------------------      ---------    ---------

Other Assets & Liabilities - (17.1)%

  Investment Advisory Fees Payable                                       (417)
  12b-1 Fees Payable
    Class I                                                              (107)
    Class A                                                               (12)
    Class B                                                                (3)
  Administration Fees Payable                                             (33)
  Custody Fees Payable                                                     (2)
  Trustees' Fees Payable                                                  (40)
  Payable for Collateral for Loaned Securities                       (112,591)
  Payable for Investments Purchased                                    (1,239)
  Payable for Shares of Beneficial Interest Redeemed                     (232)
  Other                                                                 4,187
------------------------------------------------------              ---------
Total Other Assets & Liabilities                                     (110,489)
------------------------------------------------------              ---------

TOTAL NET ASSETS - 100.0%                                           $ 645,981
------------------------------------------------------              ---------

                                                                       Value
                                                                       (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                     $ 511,425
Undistributed Net Investment Income                                     1,803
Undistributed Net Realized Gain on Investments                         29,201
Net Unrealized Appreciation on Investments                            103,552
------------------------------------------------------              ---------
Total Net Assets                                                    $ 645,981
------------------------------------------------------              ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($582,162,106 / 30,850,421
  outstanding shares of beneficial interest)                        $   18.87
------------------------------------------------------              ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($54,448,294 / 2,894,583
  outstanding shares of beneficial interest)                        $   18.81
------------------------------------------------------              ---------
Maximum Offering Price Per Share - Class A
  ($18.81 / 94.50%)                                                 $   19.90
------------------------------------------------------              ---------
Net Asset Value and Offering Price
  Per Share - Class B ($8,782,162 / 469,674
  outstanding shares of beneficial interest)                        $   18.70
------------------------------------------------------              ---------
Net Asset Value and Offering Price
  Per Share - Class C ($588,111 / 31,588
  outstanding shares of beneficial interest)                        $   18.62
------------------------------------------------------              ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $655,033.

       Gross unrealized appreciation (000)      $ 119,234
       Gross unrealized depreciation (000)        (17,797)
                                                ---------
       Net unrealized appreciation (000)        $ 101,437
                                                =========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $108,761.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

ADR - American Depository Receipt
Cl - Class
PLC - Public Liability Company

See Notes to Financial Statements.

56

                                                   Allegiant Mid Cap Growth Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                     Number        Value
                                                   of Shares       (000)
COMMON STOCKS - 97.7%
Consumer Discretionary - 17.8%
  Bed Bath & Beyond*                                  10,120     $    356
  Chico's FAS*                                        11,800          354
  Claire's Stores                                     17,200          467
  Coach*                                              17,800          518
  Darden Restaurants#                                 15,400          545
  Education Management*                               11,730          504
  Liberty Global, Cl A*                               24,400          560
  Marriott, Cl A                                       3,800          275
  Nordstrom#                                          10,134          373
  Office Depot*                                       13,400          557
  Pacific Sunwear of California*                      25,180          553
  Polo Ralph Lauren#                                   7,100          401
  Snap-On Tools                                        3,700          155
  Starwood Hotels & Resorts Worldwide                  2,000          122
  TJX                                                  4,300          102
  Williams-Sonoma                                      4,300          155

                                                                 ========
                                                                    5,997
---------------------------------------------      ---------     --------
Consumer Staples - 1.7%
  Fomento Economico Mexicano SA de CV, ADR*            2,300          197
  Loews - Carolina Group                               8,500          395

                                                                 ========
                                                                      592
---------------------------------------------      ---------     --------
Energy - 6.6%
  Cameron International*#                             12,800          600
  Peabody Energy                                       1,700          106
  Smith International                                  3,000          123
  Sunoco                                               3,600          247
  Tesoro Petroleum#                                    6,000          409
  Tidewater#                                           8,600          436
  Williams                                            13,200          298

                                                                 ========
                                                                    2,219
---------------------------------------------      ---------     --------
Financials - 11.1%
  Affiliated Managers Group*#                          5,850          528
  CIT Group                                            6,110          314
  Conseco*#                                           13,500          325
  IndyMac Bancorp                                     11,200          514
  Jefferies Group                                     15,800          462
  Leucadia National#                                   6,900          442
  Nationwide Financial Services, Cl A                  7,800          338
  T. Rowe Price Group                                  6,200          490
  W.R. Berkley                                         9,400          323

                                                                 ========
                                                                    3,736
---------------------------------------------      ---------     --------
Healthcare - 11.9%
  Allergan                                             3,100          294
  Biomet                                              14,500          511
  Coventry Health Care*                                8,110          424
  Edwards Lifesciences*                               10,728          476
  Express Scripts*                                     4,740          347
  Forest Laboratories*                                 3,000          112
  Laboratory Corp. of America Holdings*               11,200          665
  McKesson                                             7,200          356
  Quest Diagnostics                                    8,500          474
  Thermo Electron*                                     6,900          253
  Varian Medical Systems*                              2,200          103

                                                                 ========
                                                                    4,015
---------------------------------------------      ---------     --------
Industrials - 16.0%
  C.H. Robinson Worldwide                              3,100          137

                                                     Number        Value
                                                   of Shares       (000)
  Con-way                                              6,322     $    374
  CSX#                                                 7,700          515
  Expeditors International Washington                  3,000          295
  IDEX                                                 6,950          336
  Joy Global                                           2,200          118
  Monster Worldwide*                                  10,200          499
  MSC Industrial Direct#                               9,155          423
  PACCAR                                               3,000          231
  Republic Services                                   13,900          567
  Rockwell Automation                                  4,188          286
  Rockwell Collins                                     2,910          159
  Roper Industries                                    12,200          571
  Southwest Airlines#                                 23,600          380
  Stericycle*                                          7,500          500

                                                                 ========
                                                                    5,391
---------------------------------------------      ---------     --------
Information Technology - 22.1%
  Advanced Micro Devices*                              6,400          198
  Akamai Technologies*#                               13,500          422
  Altera*                                             13,980          273
  Analog Devices                                       3,900          132
  Autodesk*                                            8,650          315
  Citrix Systems*                                      8,100          304
  Cognizant Technology Solutions*                     11,595          684
  Fiserv*                                             12,210          527
  Harris                                               7,700          314
  Intuit*                                              4,800          265
  Jabil Circuit                                       15,440          538
  Linear Technology                                   17,500          591
  Marvel Technology Group*                             6,220          296
  Maxim Integrated Products                            4,700          144
  Microchip Technology                                17,100          587
  National Semiconductor                              20,700          532
  Network Appliance*                                  23,100          739
  NVIDIA*                                             14,200          326
  SanDisk*                                             1,700           96
  Xilinx#                                              6,500          169

                                                                 ========
                                                                    7,452
---------------------------------------------      ---------     --------
Materials - 5.2%
  FMC                                                  7,300          472
  Freeport-McMoRan Copper & Gold, Cl B                 9,500          532
  Lubrizol                                             9,800          396
  Nucor                                                3,451          363

                                                                 ========
                                                                    1,763
---------------------------------------------      ---------     --------
Telecommunication Services - 1.8%
  CenturyTel                                           3,700          132
  Citizens Communications                             36,600          464

                                                                 ========
                                                                      596
---------------------------------------------      ---------     --------
Utilities - 3.5%
  AES*                                                37,991          699
  Southern Union#                                     19,100          469

                                                                 ========
                                                                    1,168
---------------------------------------------      ---------     --------
Total Common Stocks
  (Cost $28,655)                                                  32,929
---------------------------------------------      ---------     --------

                                                                              57

Allegiant Mid Cap Growth Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                     Number        Value
                                                   of Shares       (000)
AFFILIATED MONEY MARKET FUND - 2.7%
  Allegiant Money Market Fund, Class I(+)            895,020     $    895
  (Cost $895)
---------------------------------------------      ---------     --------

Total Investments Before Collateral
  for Loaned Securities - 100.4%
  (Cost $29,550)                                                   33,824
---------------------------------------------      ---------     --------

                                                      Par
                                                     (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 19.0%
Repurchase Agreements - 19.0%
  Bank of America
    5.110%, 06/01/06                                  $5,393        5,393
  Bear Stearns
    5.163%, 06/01/06                                   1,000        1,000

---------------------------------------------      ---------     --------
Total Short Term Investments Held
as Collateral
  for Loaned Securities
  (Cost $6,393)(++)                                                 6,393
---------------------------------------------      ---------     --------

TOTAL INVESTMENTS - 119.4%
  (Cost $35,943)**                                                 40,217
---------------------------------------------      ---------     --------

Other Assets & Liabilities - (19.4)%

  Investment Advisory Fees Payable                                    (13)
  12b-1 Fees Payable
    Class I                                                            (2)
    Class A                                                            (4)
  Administration Fees Payable                                          (2)
  Trustees' Fees Payable                                               (2)
  Payable for Collateral for Loaned Securities                     (6,393)
  Payable for Shares of Beneficial Interest Redeemed                 (166)
  Other                                                                55
------------------------------------------------------           --------
Total Other Assets & Liabilities                                   (6,527)
------------------------------------------------------           --------

TOTAL NET ASSETS - 100.0%                                        $ 33,690
------------------------------------------------------           --------

                                                                   Value
                                                                   (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                 $ 103,230
Accumulated Net Realized Loss on Investments                      (73,794)
Net Unrealized Appreciation on Investments and
  Futures                                                           4,254
------------------------------------------------------          ---------
Total Net Assets                                                $  33,690
------------------------------------------------------          ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($15,543,512 / 2,012,025
  outstanding shares of beneficial interest)                    $    7.73
------------------------------------------------------          ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($16,778,377 / 2,274,015
  outstanding shares of beneficial interest)                    $    7.38
------------------------------------------------------          ---------
Maximum Offering Price Per Share - Class A
  ($7.38 / 94.50%)                                              $    7.81
------------------------------------------------------          ---------
Net Asset Value and Offering Price
  Per Share - Class B ($1,230,669 / 205,931
  outstanding shares of beneficial interest)                    $    5.98
------------------------------------------------------          ---------
Net Asset Value and Offering Price
  Per Share - Class C ($137,430 / 22,672
  outstanding shares of beneficial interest)                    $    6.06
------------------------------------------------------          ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $36,182.

       Gross unrealized appreciation (000)     $ 4,799
       Gross unrealized depreciation (000)        (764)
                                               -------
       Net unrealized appreciation (000)       $ 4,035
                                               =======

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $6,295.

Cl - Class

Futures Contract:
                                                 Notional
                                     Number        Cost                      Unrealized
                                       Of         Amount     Expiration     Depreciation
Description                        Contracts      (000)         Date           (000)
-------------------------------   -----------   ---------   ------------   -------------
S&P MidCap 400(Reg. TM) Index          1          $ 403        06/16/06        $ (20)

Cash in the amount of $13,500 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

58

                                                    Allegiant Mid Cap Value Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                   Number        Value
                                                 of Shares       (000)
COMMON STOCKS - 94.7%
Consumer Discretionary - 9.9%
  Autoliv                                           23,400     $  1,301
  Career Education*                                 69,800        2,275
  Dollar Tree Stores*                               84,600        2,236
  Family Dollar Stores                              84,000        2,098
  Federated Department Stores                       13,320          970
  Liz Claiborne                                     54,435        2,105

                                                               ========
                                                                 10,985
-------------------------------------------      ---------     --------
Consumer Staples - 7.2%
  J.M. Smucker                                      46,800        1,940
  Kroger                                            83,470        1,679
  Smithfield Foods*#                                77,650        2,160
  Tyson Foods, Cl A#                               136,500        2,185

                                                               ========
                                                                  7,964
-------------------------------------------      ---------     --------
Energy - 9.0%
  Arch Coal#                                       61,180         2,959
  Canadian Natural Resources                       14,840           797
  Hess#                                            11,910         1,786
  Marathon Oil                                     34,110         2,560
  Peabody Energy                                   29,880         1,863

                                                               ========
                                                                  9,965
-------------------------------------------      ---------     --------
Financials - 25.9%
  Amvescap PLC, ADR#                              140,800         2,753
  Bear Stearns                                      7,070           946
  Conseco*#                                       109,900         2,648
  Developers Diversified Realty REIT               31,390         1,606
  Endurance Specialty Holdings                     61,610         1,882
  Equity Residential REIT                          33,500         1,477
  Genworth Financial, Cl A                         43,900         1,470
  KeyCorp                                          20,500           732
  Marshall & Ilsley                                49,170         2,229
  Nationwide Financial Services, Cl A              37,505         1,624
  Old Republic International                      154,300         3,297
  PartnerRe                                        22,770         1,399
  PMI Group#                                       51,966         2,364
  Prologis REIT                                    28,950         1,432
  Reinsurance Group of America                     37,231         1,767
  Sovereign Bancorp                                52,300         1,166

                                                               ========
                                                                 28,792
-------------------------------------------      ---------     --------
Healthcare - 9.4%
  CIGNA                                            21,300         1,976
  Endo Pharmaceuticals Holdings*                   57,400         1,684
  Health Management Associates, Cl A#             101,300         2,112
  Shire PLC, ADR                                   22,500           994
  Triad Hospitals*                                 48,193         1,941
  Universal Health Services#                       34,900         1,772

                                                               ========
                                                                 10,479
-------------------------------------------      ---------     --------
Industrials - 5.2%
  General Cable*                                   77,900         2,513
  Norfolk Southern                                 25,610         1,351
  Union Pacific#                                   20,870         1,937

                                                               ========
                                                                  5,801
-------------------------------------------      ---------     --------
Information Technology - 10.9%
  ATI Technologies*#                              107,000         1,767
  Check Point Software Technologies*               81,900         1,582
  Compuware*                                      197,200         1,452

                                                   Number        Value
                                                 of Shares       (000)
  NCR*                                              60,590     $  2,368
  Perot Systems, Cl A*                             134,000        1,881
  Sabre Holdings, Cl A                              57,300        1,226
  Tech Data*                                        51,240        1,860

                                                               ========
                                                                 12,136
-------------------------------------------      ---------     --------
Materials - 7.3%
  Abitibi-Consolidated                             312,730        1,079
  Cytec Industries                                  15,900          915
  International Flavors & Fragrances                71,030        2,528
  Louisiana-Pacific#                                40,900          992
  MeadWestvaco                                      48,060        1,317
  Pactiv*                                           52,900        1,305

                                                               ========
                                                                  8,136
-------------------------------------------      ---------     --------
Utilities - 9.9%
  CenterPoint Energy#                               77,200          926
  Constellation Energy Group                        26,348        1,362
  Mirant*#                                         103,200        2,567
  NRG Energy*#                                      36,440        1,813
  PG&E                                              56,520        2,243
  Sempra Energy                                     21,300          958
  Xcel Energy                                       57,780        1,084

                                                               ========
                                                                 10,953
-------------------------------------------      ---------     --------
Total Common Stocks
  (Cost $90,950)                                                105,211
-------------------------------------------      ---------     --------
AFFILIATED MONEY MARKET FUND - 4.2%
  Allegiant Money Market Fund, Class I(+)        4,657,226        4,657
  (Cost $4,657)
-------------------------------------------      ---------     --------

Total Investments Before Collateral
  for Loaned Securities - 98.9%
  (Cost $95,607)                                                109,868
-------------------------------------------      ---------     --------

                                                    Par
                                                   (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 23.1%
Medium Term Notes - 4.5%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                           $ 2,500        2,501
  Morgan Stanley
    5.233%, 01/19/07 (A)                             2,500        2,502

                                                               ========
                                                                  5,003
-------------------------------------------      ---------     --------
Repurchase Agreements - 18.6%
  Bank of America
    5.110%, 06/01/06                                 8,659        8,659
  Bear Stearns
    5.113%, 06/01/06                                10,000       10,000
    5.163%, 06/01/06                                 2,000        2,000

                                                               ========
                                                                 20,659
-------------------------------------------      ---------     --------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $25,662)(++)                                             25,662
-------------------------------------------      ---------     --------

                                                                              59

Allegiant Mid Cap Value Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Value
                                                                   (000)
TOTAL INVESTMENTS - 122.0%
  (Cost $121,269)**                                             $ 135,530
------------------------------------------------------          ---------

Other Assets & Liabilities - (22.0)%

  Investment Advisory Fees Payable                                    (69)
  12b-1 Fees Payable
    Class I                                                           (12)
    Class A                                                            (2)
    Class B                                                            (2)
    Class C                                                            (1)
  Administration Fees Payable                                          (6)
  Trustees' Fees Payable                                               (5)
  Payable for Collateral for Loaned Securities                    (25,662)
  Payable for Investments Purchased                                  (781)
  Payable for Shares of Beneficial Interest Redeemed                  (38)
  Other                                                             2,101
------------------------------------------------------          ---------
Total Other Assets & Liabilities                                  (24,477)
------------------------------------------------------          ---------

TOTAL NET ASSETS - 100.0%                                       $ 111,053
------------------------------------------------------          ---------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                 $  91,396
Undistributed Net Investment Income                                   114
Undistributed Net Realized Gain on Investments                      5,282
Net Unrealized Appreciation on Investments                         14,261
------------------------------------------------------          ---------
Total Net Assets                                                $ 111,053
------------------------------------------------------          ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($93,896,023 / 6,840,860
  outstanding shares of beneficial interest)                    $   13.73
------------------------------------------------------          ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($10,776,535 / 794,043
  outstanding shares of beneficial interest)                    $   13.57
------------------------------------------------------          ---------
Maximum Offering Price Per Share - Class A
  ($13.57 / 94.50%)                                             $   14.36
------------------------------------------------------          ---------
Net Asset Value and Offering Price
  Per Share - Class B ($4,635,502 / 346,906
  outstanding shares of beneficial interest)                    $   13.36
------------------------------------------------------          ---------
Net Asset Value and Offering Price
  Per Share - Class C ($1,744,579 / 129,921
  outstanding shares of beneficial interest)                    $   13.43
------------------------------------------------------          ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $121,269.

       Gross unrealized appreciation (000)      $ 15,455
       Gross unrealized depreciation (000)        (1,194)
                                                --------
       Net unrealized appreciation (000)        $ 14,261
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $25,433.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

ADR - American Depository Receipt
Cl - Class
PLC - Public Liability Company
REIT - Real Estate Investment Trust
See Notes to Financial Statements.

60

                                      Allegiant Multi-Factor Small Cap Core Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                     Number       Value
                                                   of Shares      (000)
COMMON STOCKS - 98.5%
Consumer Discretionary - 12.4%
  Bon-Ton Stores#                                      1,500     $     40
  Brown Shoe                                           1,200           42
  Building Material Holding#                             800           23
  Charming Shoppes*                                    5,500           61
  The Children's Place Retail Stores*                  1,050           61
  Coldwater Creek*                                     1,805           46
  Deckers Outdoor*#                                    1,100           39
  Genesco*#                                              910           32
  Group 1 Automotive                                   1,300           79
  Jakks Pacific*                                       2,010           39
  Life Time Fitness*                                     700           32
  Pantry*                                              1,220           70
  Phillips-Van Heusen#                                 1,350           48
  Source Interlink*#                                   6,400           73
  United Auto Group                                    2,060           87
  Volcom*                                              1,800           58

                                                                 ========
                                                                      830
--------------------------------------------          ------     --------
Consumer Staples - 3.2%
  Hain Celestial Group*                                2,600           67
  Loews - Carolina Group                               1,000           46
  Performance Food Group*#                             3,200          104

                                                                 ========
                                                                      217
--------------------------------------------          ------     --------
Energy - 8.2%
  Alliance Resource Partners LP                        1,100           41
  Atwood Oceanics*                                     1,600           78
  Giant Industries*                                      670           43
  Grey Wolf*                                           6,430           49
  Hugoton Royalty Trust#                               1,700           47
  Input/Output*#                                       2,700           26
  Maverick Tube*#                                        480           23
  Penn Virginia                                          900           61
  Petrofund Energy Trust#                              1,480           37
  Tesoro Petroleum#                                      440           30
  World Fuel Services#                                 2,300          115

                                                                 ========
                                                                      550
--------------------------------------------          ------     --------
Financials - 18.4%
  Acadia Reality Trust REIT                            1,900           41
  Accredited Home Lenders Holding*#                    1,600           83
  Agree Realty REIT                                    1,200           37
  American Home Mortgage Investment REIT#              2,250           75
  Arch Capital Group*                                    630           36
  Asta Funding#                                        1,700           62
  Banco Latinoamericano de Exportaciones SA,
    Cl E                                               1,500           25
  Corus Bankshares#                                    2,620           74
  CVB Financial#                                       1,725           28
  Downey Financial                                       900           61
  East West Bancorp                                    1,260           50
  Fremont General                                      2,810           57
  Hanmi Financial                                      2,730           52
  LandAmerica Financial Group                            960           64
  Presidential Life                                    1,400           35
  PrivateBancorp                                       1,600           71
  Redwood Trust REIT#                                  1,370           63
  Scottish Annuity & Life Holdings#                    3,900           76
  Sterling Financial                                   1,600           48
  SVB Financial Group*                                   700           34
  Texas Regional Bancshares, Cl A                        836           26

                                                     Number       Value
                                                   of Shares      (000)
  Tower Group                                          1,800     $     56
  Trammell Crow*                                       1,100           38
  Wintrust Financial                                     830           43

                                                                 ========
                                                                    1,235
--------------------------------------------          ------     --------
Healthcare - 10.6%
  Air Methods*                                         2,100           47
  Bio-Reference Laboratories*                          2,500           47
  Chemed                                               1,300           70
  Dade Behring Holdings                                  920           34
  Encore Medical*                                     10,100           50
  Haemonetics*                                         1,020           52
  Hologic*                                               740           29
  Kendle International*                                  600           20
  Neurometrix*                                           900           26
  Palomar Medical Technologies*#                       1,110           50
  Ventiv Health*                                       3,340           99
  WellCare Health Plans*                               2,240          111
  West Pharmceutical Services                          2,300           78

                                                                 ========
                                                                      713
--------------------------------------------          ------     --------
Industrials - 16.9%
  Accuride*                                            3,100           36
  Administaff                                            700           27
  Applied Industrial Technologies#                     1,500           58
  Armor Holdings*                                        700           40
  Commercial Vehicle Group*                            2,800           57
  Continental Airlines, Cl B*#                         1,800           45
  Corporate Executive Board                              430           44
  CoStar Group*                                        1,000           53
  Ennis                                                2,800           55
  Genlyte Group*                                         660           46
  Kforce*                                              2,400           37
  NuCo2*                                               1,500           40
  Pike Electric*                                       3,500           68
  Raven Industries                                     1,400           44
  Regal-Beloit                                         2,100          101
  Rush Enterprises, Cl A*                              4,500           78
  Schawk#                                              1,800           34
  Superior Essex*                                      2,500           85
  Teledyne Technologies*                               1,180           40
  Thomas & Betts*                                      1,290           74
  USG*#                                                  530           49
  Watsco                                                 400           22

                                                                 ========
                                                                    1,133
--------------------------------------------          ------     --------
Information Technology - 20.0%
  Anixter International                                1,620           79
  ANSYS*#                                              1,570           79
  Brightpoint*                                         2,520           54
  Comtech Telecommunications*                          2,300           69
  Digital River*                                       1,670           73
  Digitas*                                             6,200           81
  Hittite Microwave*                                   2,200           78
  Intergraph*                                          1,900           68
  Internet Security Systems*                           2,300           47
  Itron*                                                 800           48
  Komag*#                                              1,300           54
  Microsemi*                                           1,700           41
  MicroStrategy, Cl A*                                   470           44
  MPS Group*                                           5,800           87
  Plexus*                                              1,200           47
  Radyne*                                              3,800           50

                                                                              61

Allegiant Multi-Factor Small Cap Core Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                      Number     Value
                                                    of Shares    (000)
COMMON STOCKS - continued
Information Technology - continued
  SI International*                                     2,800   $    89
  Standard Microsystems*#                               1,700        39
  THQ*                                                  1,665        39
  Transaction Systems Architects*                       1,700        66
  ValueClick*                                           4,740        75
  Viasat*                                               1,400        36

                                                                =======
                                                                  1,343
-----------------------------------------------        ------   -------
Materials - 4.4%
  AEP Industries*                                         900        30
  Commercial Metals                                     1,220        30
  Headwaters*#                                            810        22
  Mesabi Trust                                          1,600        31
  Oregon Steel Mills*                                     420        20
  Pioneer*                                              2,200        61
  Reliance Steel & Aluminum                               820        66
  Silgan Holdings                                         900        34

                                                                =======
                                                                    294
-----------------------------------------------        ------   -------
Telecommunication Services - 1.0%
  NeuStar, Cl A*#                                       2,200        71
-----------------------------------------------        ------   -------
Utilities - 3.4%
  AGL Resources                                           830        30
  CH Energy Group                                         800        37
  Companhia Energetica de Minas Gerais, ADR*#             530        20
  Laclede Group                                         1,900        64
  NorthWestern                                          2,200        77

                                                                =======
                                                                    228
-----------------------------------------------        ------   -------
Total Common Stocks
  (Cost $6,091)                                                   6,614
-----------------------------------------------        ------   -------
AFFILIATED MONEY MARKET FUND - 1.5%
  Allegiant Money Market Fund, Class I(+)              40,503        41
  (Cost $41)
-----------------------------------------------        ------   -------

Total Investments Before Collateral
  for Loaned Securities - 100.0%
  (Cost $6,132)                                                   6,655
-----------------------------------------------        ------   -------

                                                       Par
                                                      (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 20.1%
Repurchase Agreement - 20.1%
  Bank of America
    5.110%, 06/01/06                                  $ 1,350     1,350
  (Cost $1,350)(++)
-----------------------------------------------       -------   -------

TOTAL INVESTMENTS - 120.1%
  (Cost $7,482)**                                                 8,005
-----------------------------------------------       -------   -------

Other Assets & Liabilities - (20.1)%

  Receivable for Investmetns Sold                                    59
  Investment Advisory Fees Payable                                   (6)
  12b-1 Fees Payable - Class I                                       (1)
  Payable for Collateral for Loaned Securities                   (1,350)
  Other                                                               7
-----------------------------------------------       -------   -------
Total Other Assets & Liabilities                                 (1,291)
-----------------------------------------------       -------   -------

TOTAL NET ASSETS - 100.0%                                       $ 6,714
-----------------------------------------------       -------   -------

                                                                 Value
                                                                 (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                 $ 6,090
Undistributed Net Investment Income                                  22
Undistributed Net Realized Gain on Investments                       79
Net Unrealized Appreciation on Investments                          523
------------------------------------------------                -------
Total Net Assets                                                $ 6,714
------------------------------------------------                -------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($6,598,782 / 591,277
  outstanding shares of beneficial interest)                    $ 11.16
------------------------------------------------                -------
Net Asset Value and Redemption Price
  Per Share - Class A ($115,655 / 10,377
  outstanding shares of beneficial interest)                    $ 11.15
------------------------------------------------                -------
Maximum Offering Price Per Share - Class A
  ($11.15 / 94.50%)                                             $ 11.80
------------------------------------------------                -------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $7,484.

       Gross unrealized appreciation (000)      $  794
       Gross unrealized depreciation (000)        (273)
                                                ------
       Net unrealized appreciation (000)        $  521
                                                ======

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $1,315.

ADR - American Depository Receipt
Cl - Class
REIT - Real Estate Investment Trust

See Notes to Financial Statements.

62

                             Allegiant Multi-Factor Small Cap Focused Value Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                   Number        Value
                                                 of Shares       (000)
COMMON STOCKS - 97.8%
Consumer Discretionary - 13.1%
  Bluegreen*                                         5,400     $     65
  The Children's Place Retail Stores*                3,100          180
  Group 1 Automotive                                 2,400          146
  Life Time Fitness*                                 3,400          156
  LKQ*                                               3,900           76
  Wolverine World Wide                               8,000          184

                                                               ========
                                                                    807
--------------------------------------------        ------     --------
Consumer Staples - 4.8%
  Chiquita Brands International#                     6,200           89
  Performance Food Group*#                           6,400          208

                                                               ========
                                                                    297
--------------------------------------------        ------     --------
Energy - 6.0%
  Grey Wolf*                                        22,700          173
  World Fuel Services                                4,000          200

                                                               ========
                                                                    373
--------------------------------------------        ------     --------
Financials - 25.8%
  AmerUs Group#                                      2,500          145
  Arch Capital Group*                                2,900          166
  Cedar Shopping Centers REIT                        2,400           35
  Central Pacific Financial                          3,500          126
  CompuCredit*                                       4,200          161
  Franklin Bank*                                     7,000          139
  Glacier Bancorp                                    4,400          129
  Inland Real Estate REIT                            3,200           45
  MI Developments, Cl A#                             3,000          105
  Nara Bancorp                                       4,800           93
  New Century Financial REIT                         1,600           75
  NorthStar Realty Finance REIT                      6,400           71
  Republic Bancorp#                                  9,080           99
  United Bankshares                                  3,200          113
  Webster Financial#                                 1,900           92

                                                               ========
                                                                  1,594
--------------------------------------------        ------     --------
Healthcare - 8.6%
  Chemed                                             3,600          194
  Conmed*#                                           3,900           76
  Encore Medical*                                   16,400           82
  HealthExtras*                                      2,600           78
  West Pharmceutical Services                        2,900           98

                                                               ========
                                                                    528
--------------------------------------------        ------     --------
Industrials - 20.1%
  Accuride*                                          9,700          111
  Corrections Corporation of America*                3,100          159
  Mesa Air Group*#                                   6,000           57
  Pinnacle Airlines*#                               13,700           94
  PW Eagle#                                          5,700          160
  Regal-Beloit                                       2,400          115
  Superior Essex*                                    6,100          207
  United Rentals*                                    5,600          182
  URS*                                               3,600          153

                                                               ========
                                                                  1,238
--------------------------------------------        ------     --------
Information Technology - 15.3%
  Agilysys                                           7,500          124
  DSP Group*                                         2,800           74
  Informatica*                                       6,600           93
  Komag*                                             2,600          108

                                                   Number        Value
                                                 of Shares       (000)
  LoJack*                                            5,300     $     94
  MPS Group*                                        12,000          180
  Powerwave Technologies*                           12,100          118
  Progress Software*                                 4,000           93
  Radiant Systems*                                   5,600           60

                                                               ========
                                                                    944
--------------------------------------------        ------     --------
Materials - 2.4%
  Commercial Metals                                  2,400           59
  Olympic Steel#                                     2,600           87

                                                               ========
                                                                    146
--------------------------------------------        ------     --------
Utilities - 1.7%
  Cleco#                                             4,800          107
--------------------------------------------        ------     --------
Total Common Stocks
  (Cost $5,732)                                                   6,034
--------------------------------------------        ------     --------
AFFILIATED MONEY MARKET FUND - 1.4%
  Allegiant Money Market Fund, Class I(+)           86,837           87
  (Cost $87)
--------------------------------------------        ------     --------
EXHANGE TRADED FUND - 0.9%
  iShares Russell 2000 Index Fund#                     800           58
  (Cost $53)
--------------------------------------------        ------     --------

Total Investments Before Collateral
  for Loaned Securities - 100.1%
  (Cost $5,872)                                                   6,179
--------------------------------------------        ------     --------

                                                    Par
                                                   (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 22.4%
Repurchase Agreement - 22.4%
  Bank of America
    5.110%, 06/01/06                               $ 1,382        1,382
  (Cost $1,382)(++)
--------------------------------------------       -------     --------

TOTAL INVESTMENTS - 122.5%
  (Cost $7,254)**                                                 7,561
--------------------------------------------       -------     --------

Other Assets & Liabilities - (22.5)%

  Investment Advisory Fees Payable                                   (5)
  12b-1 Fees Payable
    Class I                                                          (1)
  Payable for Collateral for Loaned Securities                   (1,382)
  Other                                                              (2)
--------------------------------------------       -------     --------
Total Other Assets & Liabilities                                 (1,390)
--------------------------------------------       -------     --------

TOTAL NET ASSETS - 100.0%                                      $  6,171
--------------------------------------------       -------     --------

                                                                              63

Allegiant Multi-Factor Small Cap Focused Value Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                          Value
                                                          (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                          $ 5,535
Undistributed Net Investment Income                           12
Undistributed Net Realized Gain on Investments               317
Net Unrealized Appreciation on Investments                   307
------------------------------------------------         -------
Total Net Assets                                         $ 6,171
------------------------------------------------         -------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($6,094,878 / 546,568
  outstanding shares of beneficial interest)             $ 11.15
------------------------------------------------         -------
Net Asset Value and Redemption Price
  Per Share - Class A ($76,335 / 6,864
  outstanding shares of beneficial interest)             $ 11.12
------------------------------------------------         -------
Maximum Offering Price Per Share - Class A
  ($11.12 / 94.50%)                                      $ 11.77
------------------------------------------------         -------

* Non-income producing security
** Aggregate cost for Federal income tax purposes is (000) $7,254.

       Gross unrealized appreciation (000)      $  603
       Gross unrealized depreciation (000)        (296)
                                                ------
       Net unrealized appreciation (000)        $  307
                                                ======

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $1,331.

Cl - Class
REIT - Real Estate Investment Trust
See Notes to Financial Statements.

64

                                    Allegiant Multi-Factor Small Cap Growth Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                           Number        Value
                                         of Shares       (000)
COMMON STOCKS - 99.7%
Consumer Discretionary - 11.7%
  Avatar Holdings*#                            700     $     40
  Brown Shoe                                 2,000           70
  California Pizza Kitchen*                  1,020           30
  DSW, Cl A*#                                1,800           54
  Hibbett Sporting Goods*                    1,140           30
  Jackson Hewitt Tax Service                 1,400           46
  Life Time Fitness*                           500           23
  Oakley#                                    3,810           63
  Pacific Sunwear of California*             1,250           27
  Panera Bread*#                               930           60
  PetMed Express*                            2,200           27
  Quiksilver*                                4,870           61
  Steiner Leisure*                           1,350           56
  Zumiez*                                    1,800           60

                                                       ========
                                                            647
-----------------------------------          -----     --------
Consumer Staples - 3.6%
  Hain Celestial Group*                      2,900           75
  Lance                                      2,200           52
  Performance Food Group*#                   2,200           72

                                                       ========
                                                            199
-----------------------------------          -----     --------
Energy - 7.7%
  Acergy, ADR*                               4,460           68
  Callon Petroleum*                          2,380           42
  Frontier Oil                                 840           47
  Grey Wolf*                                 9,490           73
  Holly                                        500           42
  Lufkin Industries                            500           30
  RPC                                        1,400           33
  Universal Compression Holdings*              400           23
  Veritas DGC*                               1,500           71

                                                       ========
                                                            429
-----------------------------------          -----     --------
Financials - 8.5%
  Advanta, Cl B                              1,500           55
  Capital Bancorp                            1,000           41
  Cascade Bancorp                            1,000           28
  CB Richard Ellis Group*                      250           19
  Greenhill & Co.#                             300           18
  Investment Technology Group*               1,000           47
  Ohio Casualty                                900           27
  SeaBright Insurance Holdings*              1,700           27
  Selective Insurance Group#                 1,100           60
  SVB Financial Group*                         900           44
  Tower Group                                2,300           71
  Virginia Commerce Bancorp*                 1,350           35

                                                       ========
                                                            472
-----------------------------------          -----     --------
Healthcare - 15.1%
  Chemed                                     1,600           86
  CNS                                        1,700           39
  Digene*                                    1,500           56
  Endo Pharmaceuticals Holdings*               690           20
  Haemonetics*                                 600           30
  HealthExtras*#                             2,500           75
  Healthways*                                  740           39
  Illumina*                                  2,600           71
  Immucor*                                   3,600           66
  Kendle International*                        600           19
  Per-Se Technologies*#                      1,600           40

                                           Number        Value
                                         of Shares       (000)
  Psychiatric Solutions*                     1,440     $     42
  Techne*                                    1,080           59
  Ventana Medical Systems*                   1,380           66
  Ventiv Health*                             2,700           80
  Viasys Healthcare*                         1,900           48

                                                       ========
                                                            836
-----------------------------------          -----     --------
Industrials - 20.8%
  Actuant                                      500           30
  Administaff                                1,560           60
  Advisory Board*                              800           41
  Comfort Systems USA                        4,100           53
  DRS Technologies#                          1,300           69
  Ennis                                      2,100           41
  ESCO Technologies*                           520           27
  Freightcar America#                          600           36
  Gardner Denver*                              400           30
  GATX#                                        600           26
  Genesee & Wyoming, Cl A*                   2,600           78
  Genlyte Group*                               800           56
  Heartland Express#                         2,400           41
  IDEX                                       1,110           54
  Joy Global                                   285           15
  Kansas City Southern*#                     2,290           61
  Kaydon                                     1,400           58
  Kenexa*                                    1,900           58
  Labor Ready*#                              3,490           81
  Landstar System                              870           38
  Regal-Beloit                               1,700           82
  Rush Enterprises, Cl A*                    2,300           40
  United Industrial#                         1,000           49
  Waste Connections*#                          760           29

                                                       ========
                                                          1,153
-----------------------------------          -----     --------
Information Technology - 20.5%
  ANSYS*#                                    1,430           72
  aQuantive*                                 1,000           25
  CACI International, Cl A*                  1,150           70
  CalAmp*                                    5,900           58
  CommScope*                                   600           18
  Cybersource*                               3,100           29
  Cypress Semiconductor*#                    1,900           29
  Digital Insight*                           1,800           58
  DSP Group*                                 1,080           28
  eCollege.com*#                             2,700           62
  Informatica*#                              5,450           77
  Insight Enterprises*                       1,230           22
  Integrated Device Technology*              1,152           16
  Jack Henry & Associates#                   2,520           47
  Microsemi*                                 1,700           41
  MPS Group*                                 4,800           72
  MTS Systems                                  670           28
  Multi-Fineline Electronix*#                  700           23
  Plexus*                                    1,800           71
  Quest Software*                            3,400           47
  SI International*                          1,700           54
  SYNNEX*                                    1,500           27
  Trident Microsystems Inc*#                 1,400           31
  webMethods*                                6,100           55
  Wright Express*                            2,600           77

                                                       ========
                                                          1,137
-----------------------------------          -----     --------

                                                                              65

Allegiant Multi-Factor Small Cap Growth Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                     Number      Value
                                                   of Shares     (000)
COMMON STOCKS - continued
Materials - 9.2%
  AEP Industries*                                        900    $    30
  Airgas                                               1,510         58
  Aleris International*                                1,000         43
  American Vanguard#                                   1,700         32
  Deltic Timber                                          900         52
  Glatfelter                                           2,400         42
  Myers Industries                                     2,800         45
  Pioneer*                                             1,800         50
  Rockwood Holdings*                                   2,500         59
  Silgan Holdings                                        760         28
  Steel Dynamics                                       1,200         70

                                                                -======
                                                                    509
----------------------------------------------        ------    -------
Telecommunication Services - 2.6%
  SBA Communications, Cl A*                            3,200         73
  Time Warner Telecom, Cl A*                           1,100         17
  Ubiquitel*                                           5,200         54

                                                                =======
                                                                    144
----------------------------------------------        ------    -------
Total Common Stocks
  (Cost $5,218)                                                   5,526
----------------------------------------------        ------    -------
AFFILIATED MONEY MARKET FUND - 0.3%
  Allegiant Money Market Fund, Class I(+)             16,492         16
  (Cost $16)
----------------------------------------------        ------    -------

Total Investments Before Collateral
  for Loaned Securities - 100.0%
  (Cost $5,234)                                                   5,542
----------------------------------------------        ------    -------

                                                      Par
                                                     (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 22.3%
Repurchase Agreement - 22.3%
  Bank of America
    5.110%, 06/01/06                                 $ 1,234      1,234
  (Cost $1,234)(++)
----------------------------------------------       -------    -------

TOTAL INVESTMENTS - 122.3%
  (Cost $6,468)**                                                 6,776
----------------------------------------------       -------    -------

Other Assets & Liabilities - (22.3)%

  Investment Advisory Fees Payable                                   (5)
  12b-1 Fees Payable
    Class I                                                          (1)
  Payable for Collateral for Loaned Securities                   (1,234)
  Other                                                               3
----------------------------------------------       -------    -------
Total Other Assets & Liabilities                                 (1,237)
----------------------------------------------       -------    -------

TOTAL NET ASSETS - 100.0%                                       $ 5,539
----------------------------------------------       -------    -------

                                                         Value
                                                         (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                         $ 5,231
Net Unrealized Appreciation on Investments                  308
-----------------------------------------------         -------
Total Net Assets                                        $ 5,539
-----------------------------------------------         -------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($5,518,055 / 522,084
  outstanding shares of beneficial interest)            $ 10.57
-----------------------------------------------         -------
Net Asset Value and Redemption Price
  Per Share - Class A ($21,192 / 2,006
  outstanding shares of beneficial interest)            $ 10.56
-----------------------------------------------         -------
Maximum Offering Price Per Share - Class A
  ($10.56 / 94.50%)                                     $ 11.17
-----------------------------------------------         -------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $6,468.

       Gross unrealized appreciation (000)      $  519
       Gross unrealized depreciation (000)        (211)
                                                ------
       Net unrealized appreciation (000)        $  308
                                                ======

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $1,198.

ADR - American Depository Receipt
Cl - Class

See Notes to Financial Statements.

66

                                     Allegiant Multi-Factor Small Cap Value Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                    Number        Value
                                                  of Shares       (000)
COMMON STOCKS - 97.7%
Consumer Discretionary - 12.1%
  Asbury Automotive Group*                           81,211     $  1,694
  Building Material Holding#                         88,200        2,515
  CEC Entertainment*                                 79,620        2,656
  Charming Shoppes*                                 957,255       10,664
  Group 1 Automotive                                316,300       19,222
  Guess?*                                            54,400        2,255
  LKQ*                                              113,100        2,211
  Matthews International                            128,760        4,476
  Oakley#                                           685,700       11,314
  Oxford Industries#                                173,980        7,015
  RC2*                                              364,202       12,947
  Stage Stores#                                     242,112        7,881
  Tractor Supply*#                                  135,460        7,533
  True Religion Apparel*#                           243,201        4,139
  Wolverine World Wide                              364,500        8,362

                                                                ========
                                                                 104,884
-------------------------------------------       ---------     --------
Consumer Staples - 3.3%
  Inter Parfums#                                     30,861          553
  Nash Finch#                                       131,340        3,051
  Performance Food Group*#                          499,700       16,285
  Seaboard#                                           3,775        4,953
  Spectrum Brands*#                                 213,000        3,301

                                                                ========
                                                                  28,143
-------------------------------------------       ---------     --------
Energy - 6.9%
  BP Prudhoe Bay Royalty Trust#                      11,700          859
  Core Laboratories N.V.*                            75,000        4,238
  Grey Wolf*                                      1,632,100       12,486
  Oceaneering International*#                        98,640        7,398
  OMI#                                              325,561        6,068
  Permian Basin Royalty Trust#                       14,000          219
  St. Mary Land & Exploration#                      165,930        6,486
  Transmontaigne*                                   366,900        4,219
  World Fuel Services#                              353,993       17,682

                                                                ========
                                                                  59,655
-------------------------------------------       ---------     --------
Financials - 28.2%
  AmerUs Group#                                     174,527       10,147
  Ashford Hospitality Trust REIT                    900,131       10,757
  BankAtlantic Bancorp, Cl A#                       189,213        2,781
  BioMed Realty Trust REIT                          262,854        7,536
  Bristol West Holdings#                            351,530        5,934
  Central Pacific Financial                           9,550          344
  City Holding                                       39,252        1,419
  Corporate Office Properties Trust REIT#           305,748       12,077
  CVB Financial                                     149,653        2,424
  Digital Realty Trust REIT#                        502,039       12,601
  FBL Financial Group, Cl A                          31,400        1,123
  First Indiana                                      25,778          676
  First Niagara Financial Group                     736,877       10,383
  First Potomac Realty Trust REIT                   203,055        5,426
  First Republic Bank                               203,160        8,537
  Glacier Bancorp#                                  244,802        7,163
  Highland Hospitality REIT                         785,991        9,510
  HomeBanc REIT#                                     92,800          724
  IBERIABANK (B)                                    136,492        8,311
  Jefferies Group                                   402,160       11,759
  Jones Lang LaSalle#                               141,160       11,224
  MAF Bancorp#                                      153,848        6,660
  Nara Bancorp                                       50,100          972

                                                    Number        Value
                                                  of Shares       (000)
  Navigators Group*                                 219,940     $  9,066
  Nelnet, Cl A*                                     231,580        8,654
  NewAlliance Bancshares#                           435,176        6,123
  Old National Bancorp#                             133,300        2,557
  Platinum Underwriters Holdings                     75,700        2,039
  Republic Bancorp#                                 424,400        4,613
  Scottish Annuity & Life Holdings#                 359,613        6,984
  SeaBright Insurance Holdings*                      85,669        1,357
  South Financial Group#                            309,643        8,593
  Sterling Bancshares                               661,070       11,298
  Sterling Financial#                               262,100        7,873
  Tower Group                                       250,179        7,758
  United America Indemnity* (B)                     400,664        9,107
  United Bankshares                                 260,093        9,173

                                                                ========
                                                                 243,683
-------------------------------------------       ---------     --------
Healthcare - 11.4%
  American Medical Systems Holdings*                741,100       14,651
  CNS                                               272,690        6,220
  Cutera*                                           120,501        1,987
  Encore Medical*                                   822,873        4,098
  Haemonetics*                                      181,760        9,179
  HealthExtras*#                                    339,931       10,211
  HealthTronics*                                    400,900        2,959
  ICU Medical*#                                     111,400        4,620
  MWI Veterinary Supply*                             31,423          958
  Natus Medical*                                     88,744        1,107
  Owens & Minor                                     229,530        6,817
  Perrigo                                           508,235        8,548
  Per-Se Technologies*#                             543,300       13,539
  Res-Care*                                         161,397        3,204
  United Surgical Partners International*#          225,100        7,003
  Ventiv Health*                                    126,570        3,739

                                                                ========
                                                                  98,840
-------------------------------------------       ---------     --------
Industrials - 13.1%
  Accuride*                                         318,100        3,652
  Administaff                                       180,100        6,921
  Apogee Enterprises                                 59,686          895
  Bucyrus International#                            182,599        9,320
  CLARCOR                                            69,320        2,180
  Commercial Vehicle Group*                         169,800        3,488
  DRS Technologies#                                 160,080        8,526
  Freightcar America#                                37,300        2,251
  Harsco#                                            72,630        5,884
  Heartland Express#                                562,773        9,488
  Knoll                                             157,400        2,912
  Labor Ready*#                                     175,800        4,070
  Lincoln Electric Holdings                         123,520        6,789
  Old Dominion Freight Line*#                       139,257        4,291
  Pinnacle Airlines*#                               434,400        2,971
  PW Eagle#                                         293,703        8,250
  Rush Enterprises, Cl A*                           300,100        5,228
  Superior Essex*                                   233,789        7,935
  United Rentals*                                   268,800        8,758
  Waste Connections*#                               253,380        9,742

                                                                ========
                                                                 113,551
-------------------------------------------       ---------     --------
Information Technology - 14.4%
  24/7 Real Media*                                  469,400        3,920
  Avocent*                                          293,360        6,671
  Bell Microproducts*#                              567,877        3,430
  ChipMOS Technologies*#                             22,239          144

                                                                              67

Allegiant Multi-Factor Small Cap Value Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                            Number         Value
                                                          of Shares        (000)
COMMON STOCKS - continued
Information Technology - continued
  Diodes*#                                                   76,346      $  2,719
  eCollege.com*#                                            220,662         5,049
  Informatica*                                               68,900           969
  Internet Security Systems*                                627,900        12,859
  Interwoven*                                               179,200         1,645
  MAXIMUS#                                                   15,400           490
  Micrel*                                                   514,000         5,788
  MPS Group*                                              1,044,700        15,712
  Multi-Fineline Electronix*#                               180,955         6,020
  Parametric Technology*                                    548,294         7,314
  Perot Systems, Cl A*                                      200,300         2,812
  RealNetworks*                                             387,800         3,669
  SI International*#                                        297,200         9,418
  SonicWALL*                                                758,817         6,397
  Sybase*#                                                  220,570         4,493
  Symmetricom*#                                             380,540         2,759
  Tech Data*#                                               166,780         6,054
  TIBCO Software*                                           910,600         6,984
  TNS*                                                      229,220         4,722
  ValueClick*#                                              309,700         4,881

                                                                        =========
                                                                          124,919
-----------------------------------------------------    ----------     ---------
Materials - 6.6%
  Eagle Materials                                            99,410         4,844
  Gerdau Ameristeel                                         411,600         3,820
  Headwaters*#                                              179,353         4,923
  Olympic Steel#                                            265,399         8,843
  Reliance Steel & Aluminum                                  63,019         5,080
  Ryerson#                                                  586,800        15,316
  Terra Industries*#                                      1,850,100        13,820

                                                                        =========
                                                                           56,646
-----------------------------------------------------    ----------     ---------
Telecommunication Services - 0.6%
  Premiere Global Services*                                 732,120         5,491
-----------------------------------------------------    ----------     ---------
Utilities - 1.1%
  New Jersey Resources#                                     218,918         9,834
-----------------------------------------------------    ----------     ---------
Total Common Stocks
  (Cost $741,717)                                                         845,646
-----------------------------------------------------    ----------     ---------
AFFILIATED MONEY MARKET FUND - 2.1%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)                                     18,110,862        18,111
  (Cost $18,111)
-----------------------------------------------------    ----------     ---------

Total Investments Before Collateral
  for Loaned Securities - 99.8%
  (Cost $759,828)                                                         863,757
-----------------------------------------------------    ----------     ---------

                                                            Par            Value
                                                           (000)           (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES - 36.8%
Master Notes - 8.1%
  Bank of America
    5.133%, 06/01/06                                       $ 30,000        30,000
  Bear Stearns
    5.213%, 06/07/06                                         15,000        15,000

                                                            Par            Value
                                                           (000)           (000)
  JPMorgan Securities
    5.143%, 06/15/06                                       $ 25,000      $ 25,000

                                                                        =========
                                                                           70,000
-----------------------------------------------------    ----------     ---------
Medium Term Notes - 4.3%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                                     15,000        15,007
  Morgan Stanley
    5.233%, 01/19/07 (A)                                      7,500         7,505
  Morgan Stanley Dean Witter
    5.150%, 06/01/07 (A)                                      5,000         5,000
  Sigma Finance
    5.070%, 07/07/06 (A)                                     10,000         9,999

                                                                        =========
                                                                           37,511
-----------------------------------------------------    ----------     ---------
Repurchase Agreements - 24.4%
  Bank of America
    5.110%, 06/01/06                                         10,581        10,581
  Bear Stearns
    5.113%, 06/01/06                                        100,000       100,000
    5.163%, 06/01/06                                         50,500        50,500
  Dresdner
    5.110%, 06/01/06                                         50,000        50,000

                                                                        =========
                                                                          211,081
-----------------------------------------------------    ----------     ---------
Total Short Term Investments Held as Collateral
  for Loaned Securities
  (Cost $318,592)(++)                                                     318,592
-----------------------------------------------------    ----------     ---------

TOTAL INVESTMENTS - 136.6%
  (Cost $1,078,420)**                                                   1,182,349
-----------------------------------------------------    ----------     ---------

Other Assets & Liabilities - (36.6)%

  Investment Advisory Fees Payable                                           (743)
  12b-1 Fees Payable
    Class I                                                                  (126)
    Class A                                                                   (52)
    Class B                                                                    (5)
    Class C                                                                    (6)
  Administration Fees Payable                                                 (46)
  Custody Fees Payable                                                         (1)
  Trustees' Fees Payable                                                      (59)
  Payable for Collateral for Loaned Securities                           (318,592)
  Payable for Investments Purchased                                       (12,297)
  Payable for Shares of Beneficial Interest Redeemed                       (1,316)
  Other                                                                    16,332
-----------------------------------------------------    ----------     ---------
Total Other Assets & Liabilities                                         (316,911)
-----------------------------------------------------    ----------     ---------

TOTAL NET ASSETS - 100.0%                                               $ 865,438
-----------------------------------------------------    ----------     ---------

68

                                                         Value
                                                         (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization -  No Par Value)                      $ 689,712
Undistributed Net Realized Gain on Investments           72,339
Net Unrealized Appreciation on Investments and
  Futures                                               103,387
-------------------------------------------------     ---------
Total Net Assets                                      $ 865,438
-------------------------------------------------     ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($631,241,447 / 30,145,963
  outstanding shares of beneficial interest)          $   20.94
-------------------------------------------------     ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($198,542,329 / 9,977,545
  outstanding shares of beneficial interest)          $   19.90
-------------------------------------------------     ---------
Maximum Offering Price Per Share - Class A
  ($19.90 / 94.50%)                                   $   21.06
-------------------------------------------------     ---------
Net Asset Value and Offering Price
  Per Share - Class B ($16,417,183 / 872,211
  outstanding shares of beneficial interest)          $   18.82
-------------------------------------------------     ---------
Net Asset Value and Offering Price
  Per Share - Class C ($19,237,445 / 1,024,427
  outstanding shares of beneficial interest)          $   18.78
-------------------------------------------------     ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $1,078,712.

       Gross unrealized appreciation (000)      $ 130,702
       Gross unrealized depreciation (000)        (27,065)
                                                ---------
       Net unrealized appreciation (000)        $ 103,637
                                                =========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $309,797.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.
(B)  Illiquid security. Total market value of illiquid securities is (000)
     $17,418 and represents 2.0% of net assets as of May 31, 2006.

Cl - Class
REIT - Real Estate Investment Trust

Futures Contracts:
                                                                                                                Notional
                                                                                                    Number        Cost
                                                                                                      of         Amount
Description                                                                                       Contracts      (000)
---------------------------------------------------------------------------------------------    -----------   ---------
Russell 2000(Reg. TM) Index                                                                          34         $ 12,819
Cash in the amount of $459,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

Futures Contracts:
                                                                                                                  Unrealized
                                                                                                  Expiration     Depreciation
Description                                                                                          Date           (000)
---------------------------------------------------------------------------------------------    ------------   -------------
Russell 2000(Reg. TM) Index                                                                        06/16/06        $ (542)
Cash in the amount of $459,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

                                                                              69

Allegiant S&P 500(Reg. TM) Index Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                               Number        Value
                                             of Shares       (000)
COMMON STOCKS - 92.3%
Consumer Discretionary - 9.5%
  Amazon.com*                                    4,527     $    157
  Apollo Group, Cl A*#                           1,993          104
  AutoNation*                                    3,541           77
  AutoZone*                                        703           64
  Bed Bath & Beyond*                             4,148          146
  Best Buy                                       6,304          334
  Big Lots*                                      2,752           45
  Black & Decker                                 1,056           92
  Brunswick                                      1,724           62
  Carnival                                       6,990          279
  CBS, Cl B#                                    12,440          322
  Centex                                         1,798           86
  Circuit City Stores                            3,677          110
  Clear Channel Communications                   8,059          248
  Coach*                                         5,674          165
  Comcast, Cl A*#                               34,430        1,106
  Cooper Tire & Rubber#                          1,481           17
  D. R. Horton                                   3,978          105
  Darden Restaurants#                            1,902           67
  Dillard's, Cl A                                1,488           41
  Dollar General                                 5,097           83
  Dow Jones                                        764           26
  Eastman Kodak#                                 5,628          136
  EW Scripps, Cl A                               1,370           63
  Family Dollar Stores                           2,500           62
  Federated Department Stores                    4,613          336
  Ford Motor#                                   35,823          256
  Fortune Brands                                 2,227          165
  Gannett#                                       3,833          207
  Gap                                            9,240          168
  General Motors#                               10,881          293
  Genuine Parts                                  2,784          120
  Goodyear Tire & Rubber*#                       2,131           27
  H&R Block                                      4,727          108
  Harley-Davidson                                4,130          206
  Harman International Industries                  985           83
  Harrah's Entertainment                         2,964          225
  Hasbro                                         2,865           53
  Hilton Hotels#                                 5,306          146
  Home Depot                                    34,006        1,296
  International Game Technology                  4,720          176
  Interpublic Group*#                            6,931           66
  JC Penney                                      3,739          227
  Johnson Controls                               3,510          299
  Jones Apparel Group                            2,758           89
  KB Home                                        1,237           63
  Knight Ridder                                  1,079           67
  Kohl's*                                        5,347          287
  Leggett & Platt                                3,534           90
  Lennar, Cl A#                                  1,952           94
  Limited Brands                                 6,388          173
  Liz Claiborne                                  1,519           59
  Lowe's                                        12,449          775
  Marriott, Cl A                                 2,612          189
  Mattel                                         6,258          105
  McDonald's                                    20,231          671
  McGraw-Hill                                    5,911          305
  Meredith                                         674           34
  New York Times, Cl A#                          2,337           56
  Newell Rubbermaid#                             5,021          133
  News                                          38,646          737
  Nike, Cl B                                     2,999          241

                                               Number        Value
                                             of Shares       (000)
  Nordstrom                                      3,755     $    138
  Office Depot*                                  4,760          198
  OfficeMax                                      1,711           71
  Omnicom Group                                  2,784          265
  Pulte Homes                                    4,100          133
  RadioShack                                     1,848           31
  Sears Holdings*                                1,564          238
  Sherwin-Williams                               1,785           86
  Snap-On Tools                                  1,332           56
  Stanley Works                                  1,166           57
  Staples                                       11,731          276
  Starbucks*                                    11,868          423
  Starwood Hotels & Resorts Worldwide            3,392          207
  Target                                        14,074          689
  Tiffany                                        2,170           74
  Time Warner                                   72,531        1,248
  TJX                                            6,753          160
  Tribune                                        4,215          126
  Univision Communications, Cl A*                3,444          124
  VF                                             1,419           89
  Viacom, Cl B*                                 12,441          470
  Walt Disney                                   35,799        1,092
  Wendy's                                        1,739          105
  Whirlpool#                                     1,585          143
  Yum! Brands                                    4,291          216

                                                           ========
                                                             19,337
-----------------------------------------       ------     --------
Consumer Staples - 8.8%
  Alberto-Culver, Cl B                           1,216           57
  Albertsons                                     7,727          198
  Altria Group                                  33,598        2,431
  Anheuser-Busch                                12,253          559
  Archer-Daniels-Midland                        11,492          478
  Avon Products#                                 7,253          230
  Brown-Forman, Cl B                             1,339          102
  Campbell Soup                                  2,704           95
  Clorox                                         2,245          142
  Coca-Cola                                     33,165        1,460
  Coca-Cola Enterprises                          6,208          122
  Colgate-Palmolive                              8,118          490
  ConAgra Foods                                  9,315          210
  Constellation Brands, Cl A*                    3,725           92
  Costco Wholesale                               7,947          421
  CVS                                           13,908          388
  Dean Foods*                                    2,185           78
  Estee Lauder, Cl A                             1,918           78
  General Mills                                  5,508          286
  H.J. Heinz                                     5,393          228
  Hershey#                                       2,885          164
  Kellogg                                        3,899          184
  Kimberly-Clark                                 7,419          450
  Kroger                                        11,680          235
  McCormick & Company                            1,971           68
  Molson Coors Brewing#                          1,386           90
  Pepsi Bottling Group                           2,177           68
  PepsiCo                                       26,606        1,609
  Procter & Gamble                              52,872        2,868
  Reynolds American#                             1,616          178
  Safeway                                        8,291          195
  Sara Lee                                      12,238          208
  Supervalu#                                     3,289           96
  SYSCO                                          9,730          298
  Tyson Foods, Cl A                              6,049           97

70

                                                  Number        Value
                                                of Shares       (000)
COMMON STOCKS - continued
Consumer Staples - continued
  UST                                               2,445     $    108
  Walgreen                                         16,139          655
  Wal-Mart Stores                                  40,065        1,941
  Whole Foods Market                                2,159          140
  Wm. Wrigley Jr.                                   2,627          120
  Wm. Wrigley Jr., Cl B#                              808           37

                                                              ========
                                                                17,954
-------------------------------------------        ------     --------
Energy - 9.1%
  Anadarko Petroleum                                7,154          355
  Apache                                            5,133          333
  Baker Hughes#                                     5,510          476
  BJ Services                                       5,039          185
  Chesapeake Energy#                                5,672          174
  Chevron                                          35,839        2,143
  ConocoPhillips                                   27,267        1,726
  Devon Energy                                      6,839          392
  El Paso                                          11,978          187
  EOG Resources                                     3,759          247
  ExxonMobil                                       98,307        5,988
  Halliburton                                       8,311          620
  Hess                                              1,289          193
  Kerr-McGee                                        1,867          199
  Kinder Morgan#                                    1,694          170
  Marathon Oil                                      6,201          465
  Murphy Oil                                        2,658          140
  Nabors Industries*#                               5,002          180
  National Oilwell Varco*                           2,813          186
  Noble                                             2,208          154
  Occidental Petroleum                              6,935          687
  Rowan                                             1,760           70
  Schlumberger#                                    19,025        1,247
  Sunoco                                            2,537          174
  TransOcean*                                       5,248          427
  Valero Energy                                     9,792          601
  Weatherford International*                        5,615          292
  Williams                                          9,573          216
  XTO Enegy                                         5,316          219

                                                              ========
                                                                18,446
-------------------------------------------        ------     --------
Financials - 19.9%
  ACE                                               5,867          304
  AFLAC                                             8,020          375
  Allstate                                         10,693          588
  Ambac Financial Group                             1,594          128
  American Express                                 19,864        1,080
  American International Group                     41,787        2,541
  Ameriprise Financial                              4,035          185
  AmSouth Bancorp                                   6,016          161
  AON                                               5,576          199
  Apartment Investment & Management, Cl A
    REIT#                                           2,086           90
  Archstone-Smith Trust REIT                        3,619          175
  Bank of America                                  74,777        3,619
  Bank of New York                                 12,418          413
  BB&T                                              8,924          371
  Bear Stearns                                      2,002          268
  Boston Properties REIT                            1,445          122
  Capital One Financial                             4,668          386
  Charles Schwab                                   16,612          277
  Chubb                                             6,980          353
  Cincinnati Financial                              2,803          128

                                                  Number        Value
                                                of Shares       (000)
  CIT Group                                         3,507     $    180
  Citigroup                                        80,749        3,981
  Comerica                                          2,776          152
  Compass Bancshares                                1,990          111
  Countrywide Financial                             9,272          355
  E*TRADE*                                          6,728          163
  Equity Office Properties Trust REIT               6,642          223
  Equity Residential REIT                           4,867          215
  Fannie Mae                                       15,582          775
  Federated Investors, Cl B                           976           31
  Fifth Third Bancorp                               8,945          340
  First Horizon National                            2,619          105
  Franklin Resources                                2,457          221
  Freddie Mac                                      10,910          655
  Genworth Financial, Cl A                          6,759          226
  Golden West Financial                             4,035          295
  Goldman Sachs                                     7,019        1,060
  Hartford Financial Services                       5,031          442
  Huntington Bancshares                             4,744          112
  Janus Capital Group#                              3,151           57
  JPMorgan Chase                                   56,850        2,424
  KeyCorp                                           7,022          251
  Kimco Realty REIT                                 3,843          138
  Legg Mason                                        1,962          188
  Lehman Brothers Holdings                          8,707          580
  Lincoln National                                  4,916          276
  Loews                                             6,984          237
  M&T Bank                                          1,277          147
  Marsh & McLennan                                  8,806          247
  Marshall & Ilsley                                 3,575          162
  MBIA                                              2,157          123
  Mellon Financial                                  6,671          241
  Merrill Lynch                                    14,784        1,071
  MetLife#                                         12,593          648
  MGIC Investment#                                  1,277           84
  Moody's                                           3,916          205
  Morgan Stanley                                   17,479        1,042
  National City                                     9,310          343
  North Fork Bancorp                                8,238          243
  Northern Trust                                    2,982          167
  Plum Creek Timber REIT                            2,967          106
  PNC Financial Services Group                      4,904          338
  Principal Financial Group                         4,500          246
  Progressive                                      12,232          335
  Prologis REIT                                     3,920          194
  Prudential Financial                              7,969          607
  Public Storage REIT#                              1,331           95
  Regions Financial                                 7,853          266
  Safeco                                            2,283          126
  Simon Property Group REIT                         2,945          235
  SLM                                               6,475          348
  Sovereign Bancorp                                 5,750          128
  St. Paul Travelers                               11,773          518
  State Street                                      5,361          333
  SunTrust Banks                                    6,187          468
  Synovus Financial                                 5,043          133
  T. Rowe Price Group                               2,126          168
  Torchmark                                         1,667           98
  U.S. Bancorp                                     29,285          904
  UnumProvident#                                    6,468          116
  Vornado Realty Trust REIT                         1,910          172
  Wachovia                                         26,301        1,407
  Washington Mutual                                16,523          759

                                                                              71

Allegiant S&P 500(Reg. TM) Index Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                  Number        Value
                                                of Shares       (000)
COMMON STOCKS - continued
Financials - continued
  Wells Fargo                                      27,144     $  1,802
  XL Capital, Cl A                                  3,339          211
  Zions Bancorp                                     1,680          136

                                                              ========
                                                                40,528
-------------------------------------------       -------     --------
Healthcare - 11.1%
  Abbott Laboratories                              24,771        1,058
  Aetna                                             9,130          351
  Allergan                                          2,441          231
  AmerisourceBergen                                 3,008          131
  Amgen*                                           18,756        1,268
  Applied Biosystems Group - Applera                2,951           87
  Barr Pharmaceuticals*                             1,500           79
  Bausch & Lomb#                                      866           43
  Baxter International                             10,440          394
  Becton Dickinson                                  3,917          237
  Biogen Idec*                                      5,540          258
  Biomet                                            3,745          132
  Boston Scientific*                               18,316          379
  Bristol-Myers Squibb                             31,539          774
  C.R. Bard                                         1,674          124
  Cardinal Health                                   6,658          445
  Caremark Rx                                       7,001          336
  CIGNA                                             1,949          181
  Coventry Health Care*                             2,329          122
  Eli Lilly#                                       18,125          936
  Express Scripts*                                  2,139          157
  Fisher Scientific*                                1,739          129
  Forest Laboratories*                              4,832          181
  Genzyme*                                          4,182          249
  Gilead Sciences*                                  7,320          420
  HCA#                                              6,567          292
  Health Management Associates, Cl A                3,519           73
  Hospira*                                          2,276          102
  Humana*                                           2,423          123
  IMS Health                                        2,838           77
  Johnson & Johnson                                47,830        2,880
  King Pharmaceuticals*                             3,274           58
  Laboratory Corp. of America Holdings*             1,957          116
  Manor Care                                          992           46
  McKesson                                          5,124          254
  Medco Health Solutions*                           4,901          264
  Medimmune*                                        3,983          127
  Medtronic                                        19,297          974
  Merck                                            35,209        1,172
  Millipore*                                          777           54
  Mylan Laboratories                                3,171           66
  Patterson*#                                       1,996           68
  PerkinElmer                                       2,106           44
  Pfizer                                          118,218        2,797
  Quest Diagnostics                                 2,450          136
  Schering-Plough                                  23,495          448
  St. Jude Medical*                                 5,729          195
  Stryker                                           4,412          194
  Tenet Healthcare*                                 8,918           71
  Thermo Electron*                                  2,611           96
  UnitedHealth Group                               21,564          948
  Waters*                                           1,456           61
  Watson Pharmaceuticals*                           1,519           38
  WellPoint*                                       10,898          780
  Wyeth Pharmaceuticals                            21,554          986

                                                  Number        Value
                                                of Shares       (000)
  Zimmer Holdings*                                  3,772     $    228

                                                              ========
                                                                22,470
-------------------------------------------       -------     --------
Industrials - 10.9%
  3M                                               12,155        1,017
  Allied Waste Industries*                          5,838           70
  American Power Conversion                         2,767           54
  American Standard                                 2,870          122
  Avery Dennison                                    1,952          116
  Boeing#                                          12,886        1,073
  Burlington Northern Santa Fe                      6,004          465
  Caterpillar                                      11,086          809
  Cendant                                          15,531          251
  Cintas                                            2,125           90
  Cooper Industries, Cl A                           1,478          132
  CSX#                                              3,818          255
  Cummins#                                            921          101
  Danaher                                           3,733          239
  Deere                                             4,086          350
  Dover                                             3,273          160
  Eaton                                             2,397          176
  Emerson Electric                                  6,623          547
  Equifax                                           1,975           71
  FedEx                                             4,892          535
  Fluor                                             1,398          123
  General Dynamics                                  6,323          402
  General Electric                                167,808        5,749
  Goodrich                                          1,987           85
  Honeywell International                          13,372          551
  Illinois Tool Works                               6,602          328
  Ingersoll-Rand, Cl A                              5,887          257
  ITT Industries                                    2,854          149
  L-3 Communications Holdings                       1,843          134
  Lockheed Martin                                   5,768          418
  Masco                                             7,026          218
  Monster Worldwide*                                2,036           99
  Navistar*                                         1,276           34
  Norfolk Southern                                  6,637          350
  Northrop Grumman                                  6,031          390
  PACCAR                                            2,725          209
  Pall                                              2,011           60
  Parker Hannifin#                                  1,928          150
  Pitney Bowes                                      3,654          149
  Raytheon                                          7,502          344
  Robert Half                                       2,761          113
  Rockwell Automation                               2,853          195
  Rockwell Collins                                  2,774          151
  RR Donnelley & Sons                               4,008          129
  Ryder System                                      1,469           79
  Southwest Airlines#                              11,400          184
  Textron                                           2,234          203
  Tyco International                               32,446          880
  Union Pacific                                     4,502          418
  United Parcel Service, Cl B                      17,582        1,416
  United Technologies                              16,764        1,048
  W.W. Grainger                                     1,231           89
  Waste Management                                  8,892          326

                                                              ========
                                                                22,063
-------------------------------------------       -------     --------
Information Technology - 13.7%
  ADC Telecommunications*#                          1,885           34
  Adobe Systems*                                    9,283          266
  Advanced Micro Devices*                           7,742          239

72

                                                  Number        Value
                                                of Shares       (000)
COMMON STOCKS - continued
Information Technology - continued
  Affiliated Computer Services, Cl A*#              1,737     $     87
  Agilent Technologies*                             6,903          241
  Altera*                                           5,784          113
  Analog Devices                                    5,895          199
  Andrew*                                           3,514           36
  Apple Computer*                                  13,711          820
  Applied Materials                                25,542          432
  Autodesk*                                         3,716          135
  Automatic Data Processing                         9,330          424
  Avaya*                                            6,714           79
  BMC Software*                                     3,426           69
  Broadcom, Cl A*                                   7,003          237
  CA                                                7,345          160
  Ciena*                                            9,375           39
  Cisco Systems*                                   98,857        1,946
  Citrix Systems*                                   2,586           97
  Computer Sciences*                                3,601          203
  Compuware*                                        6,163           45
  Comverse Technology*                              3,252           73
  Convergys*                                        2,251           42
  Corning*                                         24,889          604
  Dell*                                            37,490          951
  eBay*                                            18,162          596
  Electronic Arts*                                  4,737          199
  Electronic Data Systems                           9,439          231
  EMC*                                             38,264          490
  First Data                                       12,108          558
  Fiserv*                                           2,791          120
  Freescale Semiconductor*                          6,607          206
  Gateway*#                                         4,255            7
  Google, Cl A*                                     3,198        1,189
  Hewlett-Packard                                  45,535        1,474
  Intel#                                           94,711        1,707
  International Business Machines                  25,177        2,012
  Intuit*                                           2,772          153
  Jabil Circuit                                     2,692           94
  JDS Uniphase*#                                   26,986           82
  KLA-Tencor                                        3,212          132
  Lexmark International, Cl A*                      1,562           89
  Linear Technology                                 4,921          166
  LSI Logic*                                        6,306           61
  Lucent Technologies*                             71,950          183
  Maxim Integrated Products                         5,043          155
  Micron Technology*                               12,196          202
  Microsoft                                       142,888        3,236
  Molex                                             2,294           81
  Motorola                                         40,242          849
  National Semiconductor                            5,433          140
  NCR*                                              2,930          115
  Network Appliance*                                5,725          183
  Novell*                                           6,270           48
  Novellus Systems*                                 2,147           50
  NVIDIA*                                           4,463          103
  Oracle*#                                         60,038          854
  Parametric Technology*                            1,788           24
  Paychex                                           5,378          197
  PMC-Sierra*                                       3,174           31
  QLogic*                                           1,970           35
  Qualcomm                                         26,665        1,206
  Sabre Holdings, Cl A                              2,882           62
  SanDisk*                                          2,799          158
  Sanmina*                                         12,851           60

                                                  Number        Value
                                                of Shares       (000)
  Solectron*                                       20,543     $     73
  Sun Microsystems*#                               55,719          260
  Symantec*                                        16,478          257
  Symbol Technologies                               4,073           48
  Tektronix                                         1,314           41
  Tellabs*                                          7,251          104
  Teradyne*                                         3,189           50
  Texas Instruments                                25,764          805
  Unisys*                                           8,258           54
  VeriSign*                                         3,706           83
  Xerox*                                           14,993          206
  Xilinx                                            5,550          144
  Yahoo!*                                          19,957          630

                                                              ========
                                                                27,864
-------------------------------------------       -------     --------
Materials - 3.0%
  Air Products & Chemicals                          3,584          232
  Alcoa#                                           14,622          464
  Allegheny Technologies                            1,392           89
  Ashland                                           1,650          103
  Ball#                                             1,349           51
  Bemis                                             2,343           71
  Dow Chemical                                     15,797          630
  E.I. duPont de Nemours                           15,098          642
  Eastman Chemical                                  1,789          101
  Ecolab                                            2,717          105
  Engelhard                                         2,276           89
  Freeport-McMoRan Copper & Gold, Cl B              2,963          166
  Hercules*                                         1,817           28
  International Flavors & Fragrances                1,271           45
  International Paper                               8,939          304
  Louisiana-Pacific#                                2,561           62
  MeadWestvaco                                      3,968          109
  Monsanto                                          4,337          365
  Newmont Mining                                    7,193          375
  Nucor                                             2,638          278
  Pactiv*                                           2,307           57
  Phelps Dodge                                      3,446          295
  PPG Industries                                    2,819          181
  Praxair                                           5,196          274
  Rohm & Haas                                       2,562          129
  Sealed Air                                        1,310           68
  Sigma-Aldrich                                       993           69
  Temple-Inland                                     2,192           94
  United States Steel#                              2,628          174
  Vulcan Materials#                                 1,616          126
  Weyerhaeuser                                      4,363          279

                                                              ========
                                                                 6,055
-------------------------------------------       -------     --------
Telecommunication Services - 3.0%
  Alltel                                            6,246          386
  AT&T#                                            63,556        1,656
  BellSouth                                        29,767        1,005
  CenturyTel                                        2,286           82
  Citizens Communications                           7,026           89
  Embarq*                                           2,388          100
  Qwest Communications*#                           28,215          198
  Sprint Nextel                                    47,771        1,013
  Verizon Communications                           48,152        1,503

                                                              ========
                                                                 6,032
-------------------------------------------       -------     --------
Utilities - 3.3%
  AES*                                             10,561          194

                                                                              73

Allegiant S&P 500(Reg. TM) Index Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                  Number        Value
                                                of Shares       (000)
COMMON STOCKS - continued
Utilities - continued
  Allegheny Energy*                                 2,627     $     96
  Ameren                                            3,693          183
  American Electric Power                           6,979          239
  CenterPoint Energy                                6,462           77
  CMS Energy*                                       5,331           68
  Consolidated Edison#                              4,561          201
  Constellation Energy Group                        3,142          162
  Dominion Resources#                               5,748          417
  DTE Energy                                        3,503          142
  Duke Energy                                      20,927          591
  Dynegy, Cl A*                                     7,275           38
  Edison                                            5,245          206
  Entergy                                           3,582          251
  Exelon                                           10,742          608
  FirstEnergy                                       5,589          293
  FPL Group#                                        6,807          271
  KeySpan                                           3,760          150
  Nicor#                                            1,067           44
  NiSource#                                         5,779          126
  Peoples Energy                                      926           35
  PG&E                                              6,117          243
  Pinnacle West Capital                             2,178           86
  PPL                                               7,208          215
  Progress Energy#                                  4,922          207
  Progress Energy CVO* (A) (B)                      2,575            0
  Public Service Enterprise Group                   4,201          268
  Sempra Energy                                     4,521          203
  Southern                                         12,372          395
  TECO Energy                                       3,792           57
  TXU                                               7,450          427
  Xcel Energy                                       8,030          151

                                                              ========
                                                                 6,644
-------------------------------------------        ------     --------
Total Common Stocks
  (Cost $147,218)                                              187,393
-------------------------------------------        ------     --------
EXCHANGE TRADED FUND - 1.1%
  S&P Depository Receipt, Trust Series 1#          17,820        2,272
  (Cost $2,304)
-------------------------------------------        ------     --------
RIGHTS - 0.0%
Information Technology - 0.0%
  Seagate* (A) (B)                                  5,934            0
  (Cost $-)
-------------------------------------------        ------     --------

                                                    Par
                                                   (000)
COMMERCIAL PAPER(+) - 4.0%
  Liberty Street Funding
    5.000%, 06/01/06                              $ 2,500        2,500
  Mont Blanc Capital
    5.010%, 06/07/06                                1,713        1,712
  Morgan Stanley
    5.030%, 06/09/06                                4,000        3,995

-------------------------------------------       -------     --------
Total Commercial Paper
  (Cost $8,207)                                                  8,207
-------------------------------------------       -------     --------

                                                             Number     Value
                                                           of Shares    (000)
AFFILIATED MONEY MARKET FUND - 2.1%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)(+)                                    4,181,424 $   4,181
  (Cost $4,181)
-----------------------------------------------------      --------- ---------

Total Investments Before Collateral
  for Loaned Securities - 99.5%
  (Cost $161,910)                                                      202,053
-----------------------------------------------------      --------- ---------

                                                              Par
                                                             (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 7.2%
Medium Term Note - 1.2%
  Sigma Finance
    5.070%, 07/07/06 (C)                                     $ 2,500     2,500
-----------------------------------------------------      --------- ---------
Repurchase Agreement - 6.0%
  Bank of America
    5.110%, 06/01/06                                          12,171    12,171
-----------------------------------------------------      --------- ---------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $14,671)(++)                                                    14,671
-----------------------------------------------------      --------- ---------

TOTAL INVESTMENTS - 106.7%
  (Cost $176,581)**                                                    216,724
-----------------------------------------------------      --------- ---------

Other Assets & Liabilities - (6.7)%

  Investment Advisory Fees Payable                                         (35)
  12b-1 Fees Payable
    Class I                                                                 (4)
    Class B                                                                 (1)
    Class C                                                                 (1)
  Administration Fees Payable                                              (11)
  Custody Fees Payable                                                      (1)
  Trustees' Fees Payable                                                   (26)
  Payable for Collateral for Loaned Securities                         (14,671)
  Payable for Shares of Beneficial Interest Redeemed                      (651)
  Other                                                                  1,813
-----------------------------------------------------      --------- ---------
Total Other Assets & Liabilities                                       (13,588)
-----------------------------------------------------      --------- ---------

TOTAL NET ASSETS - 100.0%                                            $ 203,136
-----------------------------------------------------      --------- ---------

74

                                                           Value
                                                           (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                         $ 169,957
Undistributed Net Investment Income                           550
Accumulated Net Realized Loss on Investments               (7,078)
Net Unrealized Appreciation on Investments and
  Futures                                                  39,707
-------------------------------------------------       ---------
Total Net Assets                                        $ 203,136
-------------------------------------------------       ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($171,999,307 / 15,774,135
  outstanding shares of beneficial interest)            $   10.90
-------------------------------------------------       ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($25,281,082 / 2,324,676
  outstanding shares of beneficial interest)            $   10.88
-------------------------------------------------       ---------
Maximum Offering Price Per Share - Class A
  ($10.88 / 97.50%)                                     $   11.16
-------------------------------------------------       ---------
Net Asset Value and Offering Price
  Per Share - Class B ($4,259,922 / 394,650
  outstanding shares of beneficial interest)            $   10.79
-------------------------------------------------       ---------
Net Asset Value and Offering Price
  Per Share - Class C ($1,595,468 / 147,507
  outstanding shares of beneficial interest)            $   10.82
-------------------------------------------------       ---------

* Non-income producing security
** Aggregate cost for Federal income tax purposes is (000) $180,527.

       Gross unrealized appreciation (000)      $ 45,302
       Gross unrealized depreciation (000)        (9,105)
                                                --------
       Net unrealized appreciation (000)        $ 36,197
                                                ========

(+)     The rate shown is the effective yield at purchase date.
(+)(+)  See Note 3 in Notes to Financial Statements.
(++)    See Note 8 in Notes to Financial Statements.
#       Security fully or partially on loan. Total Market Value of Securities on
        Loan is (000) $14,276.
(A)     Illiquid Security
(B)     Security fair valued using methods determined in good faith by the
        Valuation Committee of the Board of Trustees.
(C)     Variable Rate Security - the rate shown is the rate in effect on May 31,
        2006.

Cl - Class
REIT - Real Estate Investment Trust

Futures Contracts:
                                      Notional
                          Number        Cost                      Unrealized
                            of         Amount     Expiration     Depreciation
Description             Contracts      (000)         Date           (000)
--------------------   -----------   ---------   ------------   -------------
S&P 500(Reg. TM)
  Composite Index          33        $ 10,860     06/16/06         $ (365)
S&P 500(Reg. TM)
  Composite Index           9           2,957     09/15/06            (71)
                                     --------                      ------
                                     $ 13,817                      $ (436)
                                     ========                      ======

Cash in the amount of $661,500 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

                                                                              75

Allegiant Small Cap Core Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                  Number        Value
                                                of Shares       (000)
COMMON STOCKS - 95.5%
Consumer Discretionary - 15.9%
  Aaron Rents#                                    220,000      $  5,940
  Bluegreen*                                      179,000         2,155
  Dixie Group*                                     63,130           865
  Genesco*#                                       101,000         3,554
  Jos A Bank Clothiers*#                           29,250         1,062
  Movado Group                                    102,000         1,907
  Penn National Gaming*#                          192,900         7,413
  Steiner Leisure*                                 95,300         3,973
  Strayer Education                                63,250         6,306
  Thor Industries                                  55,500         2,669

                                                               ========
                                                                 35,844
-------------------------------------------     ---------      --------
Consumer Staples - 1.2%
  Elizabeth Arden*#                               132,000         2,693
-------------------------------------------     ---------      --------
Energy - 7.1%
  Alliance Resource Partners LP                    62,300         2,306
  Encore Acquisition*                             123,450         3,279
  Energy Partners*#                               156,000         3,307
  Oil States International*#                      109,000         3,787
  OMI#                                            172,700         3,219

                                                               ========
                                                                 15,898
-------------------------------------------     ---------      --------
Financials - 22.0%
  Affiliated Managers Group*#                      45,000         4,059
  AmerUs Group                                     46,900         2,727
  Corus Bankshares#                               162,000         4,577
  Eaton Vance#                                    102,500         2,718
  First Marblehead#                                64,030         2,905
  IndyMac Bancorp                                  58,000         2,662
  Lazard, Cl A#                                    54,000         2,143
  Philadelphia Consolidated Holding*              121,500         4,028
  Portfolio Recovery Associates*#                 154,400         7,607
  Safety Insurance Group                          129,000         6,081
  Southwest Bancorp                               108,500         2,605
  United Fire & Casualty#                         108,300         3,395
  Wilshire Bancorp#                               222,800         3,941

                                                               ========
                                                                 49,448
-------------------------------------------     ---------      --------
Healthcare - 6.7%
  Biosite*#                                        86,500         3,892
  Intermagnetics General*#                        145,000         3,374
  Mentor                                           33,200         1,341
  Pharmaceutical Product Development              181,800         6,605

                                                               ========
                                                                 15,212
-------------------------------------------     ---------      --------
Industrials - 18.8%
  Esterline Technologies*#                        150,800         6,184
  FirstService*                                   147,100         3,688
  Forward Air                                     177,000         6,623
  Greenbrier#                                      81,500         2,824
  Marten Transport*                               201,250         3,939
  Old Dominion Freight Line*                      112,200         3,457
  Oshkosh Truck, Cl B#                             90,500         4,783
  Simpson Manufacturing#                          144,400         5,009
  Universal Forest Products#                       87,500         5,751

                                                               ========
                                                                 42,258
-------------------------------------------     ---------      --------
Information Technology - 22.8%
  Aeroflex*                                       401,000         4,696
  ANSYS*                                           84,700         4,272

                                                  Number        Value
                                                of Shares       (000)
  CalAmp*                                         298,325      $  2,918
  Comtech Telecommunications*                      91,000         2,736
  Cryptologic#                                    104,500         2,507
  Digital River*                                   91,500         4,022
  Diodes*#                                         82,010         2,920
  j2 Global Communications*#                      191,000         5,073
  Kronos*                                         171,300         6,852
  Progress Software*                              123,000         2,863
  Rofin-Sinar Technologies*                        60,500         3,301
  Trimble Navigation*                             199,200         9,151

                                                               ========
                                                                 51,311
-------------------------------------------     ---------      --------
Materials - 1.0%
  Scotts Miracle-Gro                               53,500         2,336
-------------------------------------------     ---------      --------
Total Common Stocks
  (Cost $185,783)                                               215,000
-------------------------------------------     ---------      --------
AFFILIATED MONEY MARKET FUND - 4.4%
  Allegiant Money Market Fund, Class I(+)       9,840,162         9,840
  (Cost $9,840)
-------------------------------------------     ---------      --------

Total Investments Before Collateral
  for Loaned Securities - 99.9%
  (Cost $195,623)                                               224,840
-------------------------------------------     ---------      --------

                                                   Par
                                                  (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 33.1%
Master Notes - 11.1%
  Bank of America
    5.133%, 06/01/06                            $  10,000        10,000
  Bear Stearns
    5.213%, 06/07/06                               10,000        10,000
  JPMorgan Securities
    5.143%, 06/15/06                                5,000         5,000

                                                               ========
                                                                 25,000
-------------------------------------------     ---------      --------
Medium Term Notes - 4.4%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                            5,000         5,002
  Sigma Finance
    5.070%, 07/07/06 (A)                            5,000         5,000

                                                               ========
                                                                 10,002
-------------------------------------------     ---------      --------
Repurchase Agreements - 17.6%
  Bank of America
    5.110%, 06/01/06                                4,500         4,500
  Bear Stearns
    5.113%, 06/01/06                               25,000        25,000
    5.163%, 06/01/06                               10,000        10,000

                                                               ========
                                                                 39,500
-------------------------------------------     ---------      --------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $74,502)(++)                                             74,502
-------------------------------------------     ---------      --------

TOTAL INVESTMENTS - 133.0%
  (Cost $270,125)**                                             299,342
-------------------------------------------     ---------      --------

76

                                                                Value
                                                                (000)
Other Assets & Liabilities - (33.0)%

  Investment Advisory Fees Payable                            $    (195)
  12b-1 Fees Payable
    Class I                                                         (38)
    Class A                                                          (1)
  Administration Fees Payable                                       (12)
  Custody Fees Payable                                               (1)
  Trustees' Fees Payable                                            (10)
  Payable for Collateral for Loaned Securities                  (74,502)
  Payable for Shares of Beneficial Interest Redeemed                (89)
  Other                                                             566
------------------------------------------------------        ---------
Total Other Assets & Liabilities                                (74,282)
------------------------------------------------------        ---------

TOTAL NET ASSETS - 100.0%                                     $ 225,060
------------------------------------------------------        ---------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                               $ 188,141
Undistributed Net Realized Gain on Investments                    7,796
Net Unrealized Appreciation on Investments and
  Futures                                                        29,123
------------------------------------------------------        ---------
Total Net Assets                                              $ 225,060
------------------------------------------------------        ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($220,144,191 / 17,717,301
  outstanding shares of beneficial interest)                  $   12.43
------------------------------------------------------        ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($3,513,729 / 284,436
  outstanding shares of beneficial interest)                  $   12.35
------------------------------------------------------        ---------
Maximum Offering Price Per Share - Class A
  ($12.35 / 94.50%)                                           $   13.07
------------------------------------------------------        ---------
Net Asset Value and Offering Price
  Per Share - Class B ($453,822 / 37,247
  outstanding shares of beneficial interest)                  $   12.18
------------------------------------------------------        ---------
Net Asset Value and Offering Price
  Per Share - Class C ($947,939 / 77,727
  outstanding shares of beneficial interest)                  $   12.20
------------------------------------------------------        ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $270,278.

       Gross unrealized appreciation (000)      $ 34,804
       Gross unrealized depreciation (000)        (5,740)
                                                --------
       Net unrealized appreciation (000)        $ 29,064
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $70,003.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

Cl - Class

Futures Contracts:
                                                                                                                     Notional
                                                                                                     Number            Cost
                                                                                                       of             Amount
Description                                                                                        Contracts          (000)
---------------------------------------------------------------------------------------------     -----------       ---------
Russell 2000(Reg. TM) Index                                                                           12             $ 4,427
Cash in the amount of $162,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

Futures Contracts:
                                                                                                                  Unrealized
                                                                                                  Expiration     Depreciation
Description                                                                                          Date           (000)
---------------------------------------------------------------------------------------------    ------------   -------------
Russell 2000(Reg. TM) Index                                                                        06/16/06         $ (94)
Cash in the amount of $162,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

                                                                              77

Allegiant Small Cap Growth Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                          Number         Value
                                        of Shares        (000)
COMMON STOCKS - 98.7%
Consumer Discretionary - 11.5%
  Avatar Holdings*#                         5,000      $    282
  Brown Shoe                               13,600           478
  California Pizza Kitchen*                 7,660           222
  DSW, Cl A*#                              13,700           411
  Hibbett Sporting Goods*                   8,590           222
  Jackson Hewitt Tax Service                9,800           321
  Life Time Fitness*                        3,700           169
  Oakley#                                  26,600           439
  Pacific Sunwear of California*            9,370           206
  Panera Bread*#                            6,410           415
  PetMed Express*                          11,900           147
  Quiksilver*#                             34,320           428
  Steiner Leisure*                          9,600           400
  Zumiez*                                  12,700           427

                                                       ========
                                                          4,567
-------------------------------------      ------      --------
Consumer Staples - 3.5%
  Hain Celestial Group*                    20,100           516
  Lance                                    15,500           369
  Performance Food Group*#                 15,800           515

                                                       ========
                                                          1,400
-------------------------------------      ------      --------
Energy - 7.7%
  Acergy, ADR*                             31,300           479
  Callon Petroleum*                        17,380           310
  Frontier Oil                              6,390           358
  Grey Wolf*                               67,330           515
  Holly                                     3,700           309
  Lufkin Industries                         4,100           248
  RPC                                       9,800           229
  Universal Compression Holdings*           2,200           128
  Veritas DGC*                             10,400           491

                                                       ========
                                                          3,067
-------------------------------------      ------      --------
Financials - 8.5%
  Advanta, Cl B                            10,800           395
  Capital Bancorp                           7,600           311
  Cascade Bancorp                           6,700           189
  CB Richard Ellis Group*                   1,930           149
  Greenhill & Co.#                          1,800           107
  Investment Technology Group*              6,800           322
  Ohio Casualty                             6,400           191
  SeaBright Insurance Holdings*            12,800           203
  Selective Insurance Group#                7,760           423
  SVB Financial Group*                      6,900           333
  Tower Group                              16,200           502
  Virginia Commerce Bancorp*               10,050           259

                                                       ========
                                                          3,384
-------------------------------------      ------      --------
Healthcare - 15.1%
  Chemed                                   11,300           608
  CNS                                      12,700           290
  Digene*                                  10,300           385
  Endo Pharmaceuticals Holdings*            5,360           157
  Haemonetics*                              4,490           227
  HealthExtras*#                           17,800           535
  Healthways*                               5,400           287
  Illumina*                                18,300           500
  Immucor*                                 25,575           465
  Kendle International*                     4,200           136
  Per-Se Technologies*#                    11,500           287

                                          Number         Value
                                        of Shares        (000)
  Psychiatric Solutions*                   10,380      $    305
  Techne*                                   7,710           422
  Ventana Medical Systems*#                 9,870           468
  Ventiv Health*                           19,300           570
  Viasys Healthcare*                       13,600           343

                                                       ========
                                                          5,985
-------------------------------------      ------      --------
Industrials - 20.6%
  Actuant                                   3,640           215
  Administaff                              11,010           423
  Advisory Board*                           5,400           279
  Comfort Systems USA                      28,500           370
  DRS Technologies#                         9,510           506
  Ennis                                    15,300           299
  ESCO Technologies*                        3,920           201
  Freightcar America#                       4,500           271
  Gardner Denver*                           2,900           219
  GATX#                                     4,400           191
  Genesee & Wyoming, Cl A*                 18,100           544
  Genlyte Group*                            5,300           370
  Heartland Express#                       17,013           287
  IDEX                                      7,920           383
  Joy Global                                2,500           134
  Kansas City Southern*#                   15,790           419
  Kaydon                                    9,900           413
  Kenexa*                                  13,200           400
  Labor Ready*#                            24,520           568
  Landstar System                           6,170           273
  Regal-Beloit                             12,200           585
  Rush Enterprises, Cl A*                  16,400           286
  United Industrial#                        6,700           329
  Waste Connections*#                       5,680           218

                                                       ========
                                                          8,183
-------------------------------------      ------      --------
Information Technology - 20.3%
  ANSYS*#                                  10,080           509
  aQuantive*#                               6,790           168
  CACI International, Cl A*                 8,160           497
  CalAmp*                                  41,300           404
  CommScope*                                4,100           120
  Cybersource*                             22,000           209
  Cypress Semiconductor*#                  13,200           200
  Digital Insight*                         12,800           414
  DSP Group*                                8,100           213
  eCollege.com*#                           19,200           439
  Informatica*#                            38,440           541
  Insight Enterprises*                      9,270           168
  Integrated Device Technology*             8,120           116
  Jack Henry & Associates#                 18,200           341
  Microsemi*                               12,200           293
  MPS Group*                               33,900           510
  MTS Systems                               5,020           210
  Multi-Fineline Electronix*#               5,100           170
  Plexus*                                  12,600           496
  Quest Software*                          24,000           333
  SI International*                        12,200           387
  SYNNEX*                                  10,600           190
  Trident Microsystems Inc*#               10,000           221
  webMethods*                              43,100           389
  Wright Express*                          17,800           524

                                                       ========
                                                          8,062
-------------------------------------      ------      --------

78

                                                         Number       Value
                                                       of Shares      (000)
COMMON STOCKS - continued
Materials - 9.0%
  AEP Industries*                                          6,000    $    199
  Airgas                                                  10,600         406
  Aleris International*                                    7,200         311
  American Vanguard#                                      11,900         225
  Deltic Timber                                            6,500         373
  Glatfelter                                              16,800         294
  Myers Industries                                        19,600         312
  Pioneer*                                                12,400         344
  Rockwood Holdings*                                      17,800         421
  Silgan Holdings                                          5,740         215
  Steel Dynamics                                           8,100         470

                                                                    ========
                                                                       3,570
------------------------------------------------------   -------    --------
Telecommunication Services - 2.5%
  SBA Communications, Cl A*                               22,400         513
  Time Warner Telecom, Cl A*                               7,600         116
  Ubiquitel*                                              36,900         384

                                                                    ========
                                                                       1,013
------------------------------------------------------   -------    --------
Total Common Stocks
  (Cost $34,781)                                                      39,231
------------------------------------------------------   -------    --------
AFFILIATED MONEY MARKET FUND - 1.6%
  Allegiant Money Market Fund, Class I(+)                626,461         626
  (Cost $626)
------------------------------------------------------   -------    --------

Total Investments Before Collateral
  for Loaned Securities - 100.3%
  (Cost $35,407)                                                      39,857
------------------------------------------------------   -------    --------

                                                          Par
                                                         (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 20.5%
Repurchase Agreements - 20.5%
  Bank of America
    5.110%, 06/01/06                                     $ 5,645       5,645
  Bear Stearns
    5.163%, 06/01/06                                       2,500       2,500

------------------------------------------------------   -------    --------
Total Short Term Investments Held
as Collateral
  for Loaned Securities
  (Cost $8,145)(++)                                                    8,145
------------------------------------------------------   -------    --------

TOTAL INVESTMENTS - 120.8%
  (Cost $43,552)**                                                    48,002
------------------------------------------------------   -------    --------

Other Assets & Liabilities - (20.8)%

  Investment Advisory Fees Payable                                       (19)
  12b-1 Fees Payable
    Class I                                                               (3)
    Class A                                                               (4)
    Class B                                                               (1)
  Administration Fees Payable                                             (2)
  Trustees' Fees Payable                                                  (4)
  Payable for Collateral for Loaned Securities                        (8,145)
  Payable for Shares of Beneficial Interest Redeemed                    (125)
  Other                                                                   28
------------------------------------------------------   -------    --------
Total Other Assets & Liabilities                                      (8,275)
------------------------------------------------------   -------    --------

TOTAL NET ASSETS - 100.0%                                           $ 39,727
------------------------------------------------------   -------    --------

                                                      Value
                                                      (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                     $ 119,295
Accumulated Net Realized Loss on Investments          (83,993)
Net Unrealized Appreciation on Investments and
  Futures                                               4,425
-----------------------------------------------     ---------
Total Net Assets                                    $  39,727
-----------------------------------------------     ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($20,682,182 / 2,136,065
  outstanding shares of beneficial interest)        $    9.68
-----------------------------------------------     ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($17,305,822 / 1,826,950
  outstanding shares of beneficial interest)        $    9.47
-----------------------------------------------     ---------
Maximum Offering Price Per Share - Class A
  ($9.47 / 94.50%)                                  $   10.02
-----------------------------------------------     ---------
Net Asset Value and Offering Price
  Per Share - Class B ($1,604,590 / 179,649
  outstanding shares of beneficial interest)        $    8.93
-----------------------------------------------     ---------
Net Asset Value and Offering Price
  Per Share - Class C ($134,575 / 15,036
  outstanding shares of beneficial interest)        $    8.95
-----------------------------------------------     ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $43,595.

       Gross unrealized appreciation (000)      $  5,735
       Gross unrealized depreciation (000)        (1,328)
                                                --------
       Net unrealized appreciation (000)        $  4,407
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $7,891.

ADR - American Depository Receipt
Cl - Class

Futures Contract:
                                               Notional
                                   Number        Cost                      Unrealized
                                     of         Amount     Expiration     Depreciation
Description                      Contracts      (000)         Date           (000)
-----------------------------   -----------   ---------   ------------   -------------
Russell 2000(Reg. TM) Index         1           $ 386       06/16/06         $ (25)

Cash in the amount of $13,500 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of the open futures contract have been segregated by the Fund.

See Notes to Financial Statements.

                                                                              79

Allegiant Aggressive Allocation Fund
STATEMENT OF NET ASSETS                                             STATEMENT OF
May 31, 2006                                              ASSETS AND LIABILITIES
                                                                    May 31, 2006

                                                      Number      Value
                                                    of Shares     (000)
AFFILIATED EQUITY FUNDS - 80.3%
  Allegiant International Equity Fund, Class I         78,182    $  1,113
  Allegiant Large Cap Growth Fund, Class I            180,132       3,561
  Allegiant Large Cap Value Fund, Class I             192,263       3,628

                                                                 ========
Total Affiliated Equity Funds
  (Cost $7,633)                                                     8,302
-------------------------------------------------------------    --------
AFFILIATED FIXED INCOME FUND - 17.1%
  Allegiant Bond Fund, Class I                        182,117       1,768
  (Cost $1,856)
-------------------------------------------------------------    --------
AFFILIATED MONEY MARKET FUND - 2.5%
  Allegiant Money Market Fund, Class I                262,030         262
  (Cost $262)
-------------------------------------------------------------    --------

TOTAL INVESTMENTS(+) - 99.9%
  (Cost $9,751)*                                                   10,332
-------------------------------------------------------------    --------

Other Assets & Liabilities -  0.1%                                     11
-------------------------------------------------------------    --------

TOTAL NET ASSETS - 100.0%                                        $ 10,343
-------------------------------------------------------------    --------

*    Aggregate cost for Federal income tax purposes is (000) $9,754.

       Gross unrealized appreciation (000)      $ 665
       Gross unrealized depreciation (000)        (87)
                                                -----
       Net unrealized appreciation (000)        $ 578
                                                =====

(+)  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                                 Value
                                                                 (000)
ASSETS
  Investments in affiliates at value,
    (Cost $9,751)                                              $  10,332
  Receivable for shares of beneficial interest sold                    2
  Dividends and interest receivable                                   12
  Prepaid expenses                                                     4
                                                               ---------
    Total Assets                                                  10,350
                                                               ---------
LIABILITIES
  Payable for shares of beneficial interest redeemed                   4
  Transfer agent fees payable                                          1
  Trustees' fees payable                                               1
  Other liabilities                                                    1
                                                               ---------
    Total Liabilities                                                  7
                                                               ---------
TOTAL NET ASSETS                                               $  10,343
------------------------------------------------------         ---------
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                $   9,148
Undistributed Net Investment Income                                    7
Undistributed Net Realized Gain on Investments                       607
Net Unrealized Appreciation on Investments                           581
------------------------------------------------------         ---------
Total Net Assets                                               $  10,343
------------------------------------------------------         ---------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($6,486,285 / 620,005
  outstanding shares of beneficial interest)                   $   10.46
------------------------------------------------------         ---------
Net Asset Value and Redemption Price
  Per Share - Class A ($1,408,405 / 135,307
  outstanding shares of beneficial interest)                   $   10.41
------------------------------------------------------         ---------
Maximum Offering Price Per Share- Class A ($10.41
  / 95.25%)                                                    $   10.93
------------------------------------------------------         ---------
Net Asset Value and Offering Price
  Per Share - Class B ($1,508,195 / 148,003
  outstanding shares of beneficial interest)                   $   10.19
------------------------------------------------------         ---------
Net Asset Value and Offering Price
  Per Share - Class C ($940,366 / 92,064
  outstanding shares of beneficial interest)                   $   10.21
------------------------------------------------------         ---------
See Notes to Financial Statements.

80

                                              Allegiant Balanced Allocation Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                Number        Value
                                              of Shares       (000)
U.S. COMMON STOCKS - 45.1%
Consumer Discretionary - 6.3%
  CBS, Cl B                                      21,800     $    565
  Clear Channel Communications                   11,416          352
  Coach*                                         20,800          605
  Comcast, Cl A*#                                22,529          724
  Dow Jones#                                     16,081          556
  eBay*                                          17,680          580
  Johnson Controls                                6,800          579
  Lowe's                                          9,580          597
  MGM Grand*#                                    12,867          533
  Nike, Cl B                                      6,800          546
  Office Depot*                                  14,718          612
  Starbucks*                                     24,240          864
  Starwood Hotels & Resorts Worldwide            13,600          831
  Time Warner                                    45,640          785
  Tribune#                                       13,518          403

                                                            ========
                                                               9,132
----------------------------------------         ------     --------
Consumer Staples - 3.9%
  Bunge#                                         11,800          668
  Coca-Cola                                      16,970          747
  Colgate-Palmolive                              11,470          692
  Constellation Brands, Cl A*#                   19,286          477
  Dean Foods*                                    18,076          645
  General Mills                                   7,307          379
  Kraft Foods#                                   18,425          610
  PepsiCo                                        12,530          758
  UST#                                            8,299          365
  Wal-Mart Stores                                 4,830          234

                                                            ========
                                                               5,575
----------------------------------------         ------     --------
Energy - 3.7%
  Canadian Natural Resources                     12,015          646
  Chevron                                        11,630          695
  ExxonMobil                                     24,510        1,493
  Halliburton                                    10,182          759
  TransOcean*                                    11,500          936
  Weatherford International*                     16,300          848

                                                            ========
                                                               5,377
----------------------------------------         ------     --------
Financials - 9.3%
  American International Group                   29,836        1,814
  AON#                                           21,148          754
  Bank of America                                26,280        1,272
  Chubb                                           7,500          379
  Citigroup                                      47,370        2,335
  Everest Re Group                                2,680          239
  Fannie Mae                                      8,890          442
  Goldman Sachs                                   8,490        1,282
  JPMorgan Chase                                 27,240        1,162
  Marsh & McLennan#                              12,590          353
  Merrill Lynch                                   7,720          559
  Morgan Stanley                                 17,730        1,057
  Prudential Financial#                           4,630          353
  St. Paul Travelers                              7,493          330
  U.S. Bancorp#                                  17,570          542
  Wells Fargo                                     7,335          487

                                                            ========
                                                              13,360
----------------------------------------         ------     --------
Healthcare - 5.4%
  Abbott Laboratories                            14,040          599
  Amgen*                                         13,190          892

                                                Number        Value
                                              of Shares       (000)
  Bristol-Myers Squibb                            7,310     $    179
  Cardinal Health#                               12,100          810
  Cephalon*#                                      9,900          591
  Genentech*                                     10,350          859
  Genzyme*                                       12,600          750
  Johnson & Johnson                              15,800          951
  Medtronic#                                     10,230          517
  Merck                                           5,970          199
  Pfizer                                         40,230          952
  Schering-Plough                                10,910          208
  St. Jude Medical*                              10,130          345

                                                            ========
                                                               7,852
----------------------------------------         ------     --------
Industrials - 5.1%
  3M                                             10,190          853
  Burlington Northern Santa Fe                    1,932          150
  Danaher                                        11,500          737
  General Dynamics                                4,120          262
  General Electric                               36,899        1,264
  Illinois Tool Works                            16,500          819
  Lockheed Martin                                 1,510          109
  Norfolk Southern                               17,000          897
  Northrop Grumman                                1,912          124
  Rockwell Automation                             2,638          180
  Tyco International                              6,150          167
  Union Pacific#                                  4,030          374
  United Parcel Service, Cl B                     4,850          391
  United Technologies                            15,600          975

                                                            ========
                                                               7,302
----------------------------------------         ------     --------
Information Technology - 7.3%
  Amdocs*                                        15,490          580
  Apple Computer*                                10,300          616
  Applied Materials                               9,090          154
  Cisco Systems*                                 28,210          555
  Corning*                                       24,000          582
  First Data                                     13,110          604
  Google, Cl A*                                   2,125          790
  Lexmark International, Cl A*#                   5,600          321
  Linear Technology                              22,130          747
  Microchip Technology                           23,600          809
  Micron Technology*#                            12,891          213
  Microsoft                                      52,310        1,185
  Motorola                                       39,000          823
  Sun Microsystems*#                            225,197        1,049
  Xilinx#                                        26,100          679
  Yahoo!*                                        25,920          819

                                                            ========
                                                              10,526
----------------------------------------         ------     --------
Materials - 1.6%
  E.I. duPont de Nemours#                        10,000          425
  Ecolab                                         15,290          592
  Freeport-McMoRan Copper & Gold, Cl B            4,041          226
  Praxair                                        11,282          595
  Smurfit-Stone Container*                       37,530          449

                                                            ========
                                                               2,287
----------------------------------------         ------     --------
Telecommunication Services - 1.4%
  AT&T#                                          19,530          509
  BellSouth                                       9,080          307
  NII Holdings*#                                 10,880          592

                                                                              81

Allegiant Balanced Allocation Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                            Number        Value
                                                          of Shares       (000)
U.S. COMMON STOCKS - continued
Telecommunication Services - continued
  Verizon Communications                                     17,300       $  540

                                                                          ======
                                                                           1,948
----------------------------------------------------        -------       ------
Utilities - 1.1%
  DPL#                                                       14,970          401
  Exelon                                                      7,020          398
  Mirant*#                                                   13,270          330
  TXU                                                         8,967          514

                                                                          ======
                                                                           1,643
----------------------------------------------------        -------       ------
Total U.S. Common Stocks
  (Cost $52,130)                                                          65,002
----------------------------------------------------        -------       ------
FOREIGN COMMON STOCKS - 6.5%
Australia - 0.2%
  BHP Billiton, ADR (Materials)                               3,475          150
  Cochlear (Healthcare)                                       1,350           50
  Woolworths (Consumer Staples)                               3,400           48
  WorleyParsons (Energy)                                      2,100           36

                                                                          ======
                                                                             284
----------------------------------------------------        -------       ------
Austria - 0.0%
  Telekom Austria (Telecommunication Services)                1,600           36
----------------------------------------------------        -------       ------
Belgium - 0.1%
  Fortis (Financials)                                         1,800           66
  KBC Groep NV (Financials)                                     550           59

                                                                          ======
                                                                             125
----------------------------------------------------        -------       ------
Bermuda - 0.0%
  Ship Finance International (Energy)                             1           -- (D)
----------------------------------------------------        -------       ------
Brazil - 0.1%
  Companhia Vale do Rio Doce, ADR (Materials)                 1,100           51
  Gol Linhas Aereas Inteligentes SA, ADR
    (Industrials)                                             1,450           45
  Petroleo Brasileiro SA - Petrobras, ADR (Energy)              550           48

                                                                          ======
                                                                             144
----------------------------------------------------        -------       ------
Canada - 0.1%
  Cameco (Energy)                                               800           33
  Trican Well Service (Energy)                                1,600           39

                                                                          ======
                                                                              72
----------------------------------------------------        -------       ------
Denmark - 0.0%
  Vestas Wind Systems A/S (Industrials)*                      1,900           49
----------------------------------------------------        -------       ------
Egypt - 0.0%
  Vodafone Egypt Telecommunications SAE
    (Telecommunication Services)(E)                           3,000           41
----------------------------------------------------        -------       ------
France - 0.1%
  Air Liquide (Materials)                                       200           42
  Neopost (Information Technology)                              550           59
  Sanofi-Aventis, ADR (Healthcare)                            2,350          111

                                                                          ======
                                                                             212
----------------------------------------------------        -------       ------
Germany - 0.7%
  Adidas-Salomon (Consumer Discretionary)                       330           65
  Bijou Brigitte AG (Consumer Discretionary)                    315           84
  Commerzbank (Financials)                                    2,310           87
  Rational (Consumer Discretionary)                             310           58

                                                            Number        Value
                                                          of Shares       (000)
  SAP, ADR (Information Technology)                          14,000       $  737

                                                                          ======
                                                                           1,031
----------------------------------------------------        -------       ------
Greece - 0.1%
  IRF European Finance Investments (Financials)*             32,267          173
----------------------------------------------------        -------       ------
Hong Kong - 0.2%
  Espirit Holdings (Consumer Discretionary)                   7,000           56
  FUJI Food and Catering Services Holdings
    (Consumer Discretionary)                                 24,300           49
  Guangzhou R&F Properties, Cl H (Financials)                 6,800           38
  Li & Fung (Consumer Discretionary)                         29,700           61
  Li Ning (Consumer Discretionary)                           40,000           40
  Zijin Mining Group, Cl H (Materials)                      210,800          113

                                                                          ======
                                                                             357
----------------------------------------------------        -------       ------
India - 0.1%
  Bajaj Hindusthan (Industrials)                              3,600           33
  Bharti Tele-Ventures (Telecommunication
    Services)*                                                7,700           61

                                                                          ======
                                                                              94
----------------------------------------------------        -------       ------
Ireland - 0.1%
  FBD Holdings PLC (Financials)                               1,150           53
  Kingspan Group PLC (Industrials)                            3,400           61

                                                                          ======
                                                                             114
----------------------------------------------------        -------       ------
Israel - 0.0%
  Nice Systems, ADR (Information Technology)*                 2,000           54
----------------------------------------------------        -------       ------
Italy - 0.1%
  Azimut Holding (Financials)                                 5,800           63
  Banca Italease (Financials)                                 1,360           71

                                                                          ======
                                                                             134
----------------------------------------------------        -------       ------
Japan - 1.3%
  Aeon (Consumer Staples)                                     2,600           56
  Daiwa Securities Group (Financials)                         3,900           48
  Denso (Consumer Discretionary)                              1,500           52
  Honeys (Consumer Discretionary)                               748           35
  Hoya (Information Technology)                               1,350           52
  KK DaVinci Advisors (Financials)*                              25           27
  MISUMI Group (Industrials)                                  2,400           47
  Mitsubishi UFJ Financial Group, ADR
    (Financials)#                                            14,930          205
  Nitto Denko (Materials)                                     1,030           79
  ORIX (Financials)                                             300           87
  Secom (Industrials)                                         1,150           58
  Shiseido (Consumer Staples)                                 2,150           38
  Sony, ADR (Consumer Discretionary)                         11,200          506
  Sparx Asset Management (Financials)                            58           60
  Sumitomo Realty & Development (Financials)                  3,900           95
  Takeda Pharmaceutical (Healthcare)                          1,250           81
  Takeuchi Manufacturing (Industrials)                          680           30
  Teijin (Materials)                                          5,300           38
  Tokuyama (Materials)                                        5,000           76
  Tokyu Land (Financials)                                     7,700           58
  Toray Industries (Materials)                                4,500           40
  Toyota Motor, ADR (Consumer Discretionary)                    325           35
  Yamada Denki (Consumer Discretionary)                         460           48

                                                                          ======
                                                                           1,851
----------------------------------------------------        -------       ------

82

                                                          Number        Value
                                                        of Shares       (000)
FOREIGN COMMON STOCKS - continued
Malaysia - 0.0%
  Resorts World BHD (Consumer
    Discretionary)(E)                                      11,300     $     38
--------------------------------------------------         ------     --------
Mexico - 0.1%
  America Movil SA de CV, ADR
    (Telecommunication Services)                            3,300          108
  Grupo Televisa SA, ADR (Consumer
    Discretionary)                                          3,200           59

                                                                      ========
                                                                           167
--------------------------------------------------         ------     --------
Netherlands - 0.1%
  Fugro NV (Energy)                                         1,000           41
  TomTom (Information Technology)*                          1,250           56

                                                                      ========
                                                                            97
--------------------------------------------------         ------     --------
Norway - 0.2%
  Orkla (Industrials)                                       1,150           57
  SeaDrill (Energy)*                                        4,510           71
  Statoil ASA, ADR (Energy)                                 3,650          107

                                                                      ========
                                                                           235
--------------------------------------------------         ------     --------
Singapore - 0.3%
  Chartered Semiconductor Manufacturing, ADR
    (Information Technology)*#                              4,500           43
  Keppel (Industrials)(E)                                   8,500           73
  OSIM International (Consumer Discretionary)(E)           48,000           45
  Raffles Education (Consumer Discretionary)(E)            69,000          106
  Singapore Exchange (Financials)(E)                       40,000           98
  STATS ChipPAC, ADR (Information
    Technology)*                                           10,929           70

                                                                      ========
                                                                           435
--------------------------------------------------         ------     --------
South Africa - 0.1%
  Aspen Pharmacare Holdings (Healthcare)                   10,800           60
  Sasol, ADR (Energy)                                       1,470           56

                                                                      ========
                                                                           116
--------------------------------------------------         ------     --------
South Korea - 0.1%
  Kookmin Bank, ADR (Financials)                            1,050           84
--------------------------------------------------         ------     --------
Spain - 0.1%
  Inditex SA (Consumer Discretionary)                       1,550           61
  Red Electrica de Espana (Utilities)                       2,300           80

                                                                      ========
                                                                           141
--------------------------------------------------         ------     --------
Sweden - 0.1%
  Modern Times Group, Cl B (Consumer
    Discretionary)*                                         1,850           95
  Telefonaktiebolaget LM Ericsson, ADR
    (Information Technology)                                1,720           55

                                                                      ========
                                                                           150
--------------------------------------------------         ------     --------
Switzerland - 0.4%
  ABB, ADR (Industrials)                                    7,060           89
  Actelion (Healthcare)*                                      350           41
  Nestle (Consumer Staples)                                   560          167
  Nobel Biocare Holding (Healthcare)                          180           44
  Novartis, ADR (Healthcare)                                1,500           83
  Roche Holdings (Healthcare)                               1,200          187

                                                          Number        Value
                                                        of Shares       (000)
  SGS SA (Industrials)                                         34           34

                                                                      ========
                                                                           645
--------------------------------------------------         ------     --------
United Kingdom - 1.8%
  Amvescap PLC, ADR (Financials)#                          25,237     $    493
  AstraZeneca PLC, ADR (Healthcare)                         1,600           85
  BAE Systems, ADR (Industrials)                            2,400           69
  BG Group (Energy)                                         6,450           86
  BP PLC, ADR (Energy)                                      5,260          372
  GlaxoSmithKline PLC, ADR (Healthcare)                    14,660          811
  ICAP PLC (Financials)                                     5,950           55
  Imperial Tobacco Group PLC (Consumer Staples)             1,700           52
  Man Group PLC (Financials)                                1,900           83
  Michael Page International PLC (Industrials)              9,450           70
  Pennon Group PLC (Utilities)                              1,636           39
  Reckitt Benckiser PLC (Consumer Staples)                  2,050           75
  Rio Tinto PLC, ADR (Materials)                              300           67
  SABMiller (Consumer Staples)                              3,750           70
  Scottish & Southern Energy (Utilities)                    3,100           65
  Standard Chartered PLC (Financials)                       1,500           37
  Tesco PLC (Consumer Staples)                              5,400           32

                                                                      ========
                                                                         2,561
--------------------------------------------------         ------     --------
Total Foreign Common Stocks
  (Cost $7,514)                                                          9,440
--------------------------------------------------         ------     --------
EXCHANGE TRADED FUNDS - 13.7%
  iShares FTSE/Xinhua China 25 Index Fund#                 19,390        1,421
  iShares MSCI Brazil Index Fund#                          19,890          735
  iShares MSCI EAFE Value Index Fund                      110,450        6,883
  iShares MSCI Emerging Markets Index Fund#                15,080        1,413
  iShares MSCI South Korea Index Fund#                     16,200          734
  S&P Depository Receipt, Trust Series 1                   67,900        8,658
--------------------------------------------------         ------     --------
Total Exchange Traded Funds
  (Cost $19,358)                                                        19,844
--------------------------------------------------         ------     --------

                                                           Par
                                                          (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 13.1%
Federal National Mortgage Association - 12.7%
Federal National Mortgage Association
    7.000%, 06/01/31                                      $    18           19
    7.000%, 01/01/33                                           84           86
    7.000%, 10/01/33                                           22           23
    6.500%, 06/01/36 (TBA)                                  1,400        1,413
    6.000%, 09/01/32                                           57           56
    6.000%, 06/01/36 (TBA)                                  3,730        3,684
    5.500%, 02/01/32                                          233          225
    5.500%, 07/01/33                                           26           25
    5.500%, 12/01/33                                        1,062        1,027
    5.500%, 05/01/35                                          238          230
    5.500%, 12/01/35                                           73           70
    5.500%, 06/01/36 (TBA)                                  5,570        5,365
    5.468%, 01/01/36 (A)                                    1,067        1,057
    5.000%, 06/01/20                                          755          729
    5.000%, 07/01/20                                          228          220
    5.000%, 09/01/33                                           58           54
    5.000%, 10/01/33                                          118          111
    5.000%, 11/01/33                                          601          566
    5.000%, 08/01/35                                           56           53

                                                                              83

Allegiant Balanced Allocation Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                               Par          Value
                                                              (000)         (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - continued
Federal National Mortgage Association - continued
    5.000%, 10/01/35                                         $   590           554
    5.000%, 11/01/35                                           1,851         1,738
    5.000%, 12/01/35                                             491           461
    4.500%, 09/01/35                                             634           577

                                                                            ======
                                                                            18,343
--------------------------------------------------------     -------        ------
Government National Mortgage Association - 0.4%
Government National Mortgage Association
    7.500%, 11/15/29                                               2             2
    6.500%, 09/15/28                                              23            24
    6.500%, 07/15/32                                              48            49
    6.500%, 10/15/33                                              25            25
    6.000%, 08/15/32                                              28            28
    6.000%, 02/15/33                                             129           129
    6.000%, 11/15/33                                              47            47
    6.000%, 06/15/35                                             320           319

                                                                            ======
                                                                               623
--------------------------------------------------------     -------        ------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $19,348)                                                            18,966
--------------------------------------------------------     -------        ------
U.S. TREASURY OBLIGATIONS - 7.7%
U.S. Treasury Bonds - 0.2%
    6.250%, 08/15/23#                                            195           215
    5.375%, 02/15/31#                                             25            25

                                                                            ======
                                                                               240
--------------------------------------------------------     -------        ------
U.S. Treasury Notes - 7.5%
    6.500%, 02/15/10                                             445           467
    4.750%, 05/15/14#                                            220           215
    4.500%, 11/15/10#                                          9,265         9,074
    3.500%, 11/15/06#                                            460           457
    3.250%, 08/15/08#                                            670           645

                                                                            ======
                                                                            10,858
--------------------------------------------------------     -------        ------
Total U.S. Treasury Obligations
  (Cost $11,168)                                                            11,098
--------------------------------------------------------     -------        ------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.8%
Federal Farm Credit Bank - 1.4%
  Federal Farm Credit Bank (FRN)
    4.918%, 03/01/07#(+)                                       2,000         2,000
--------------------------------------------------------     -------        ------
Federal Home Loan Bank - 1.3%
  Federal Home Loan Bank (DN)
    4.830%, 06/13/06# (B)                                      1,900         1,897
--------------------------------------------------------     -------        ------
Federal National Mortgage Association - 0.1%
  Federal National Mortgage Association (DN)
    4.940%, 06/12/06 (B)                                         100           100
--------------------------------------------------------     -------        ------
Total U.S. Government Agency Obligations
  (Cost $3,997)                                                              3,997
--------------------------------------------------------     -------        ------
CORPORATE BONDS - 4.4%
Cable - 0.1%
  Comcast Cable
    8.375%, 03/15/13                                             100           112
  Cox Communications
    4.625%, 06/01/13                                             100            90

                                                                            ======
                                                                               202
--------------------------------------------------------     -------        ------

                                                               Par          Value
                                                              (000)         (000)
Energy - 0.4%
  Kinder Morgan
    6.500%, 09/01/12                                         $   190        $  184
  MidAmerican Energy Holdings
    6.125%, 04/01/36 (C)                                         200           189
  Tampa Electric
    6.550%, 05/15/36                                             115           115
  Xcel Energy
    7.000%, 12/01/10                                             100           105

                                                                            ======
                                                                               593
--------------------------------------------------------     -------        ------
Financials - 2.5%
  American General Finance (MTN)
    3.875%, 10/01/09                                             275           260
  Assurant
    6.750%, 02/15/34                                             120           120
  Bank of America
    7.800%, 09/15/16                                             200           227
  Citigroup
    7.250%, 10/01/10                                             560           594
  General Electric Capital, Cl A
    5.450%, 01/15/13                                             200           198
  Goldman Sachs
    6.450%, 05/01/36                                             140           136
  HSBC Finance
    6.750%, 05/15/11                                             320           334
    6.375%, 10/15/11                                             120           123
  HSBC Holdings
    6.500%, 05/02/36                                             100            99
  JPMorgan Chase
    5.125%, 09/15/14                                             250           237
  Kaupthing Bank
    7.125%, 05/19/16 (C)                                         100           100
  KeyBank
    5.800%, 07/01/14                                             100            99
  Lehman Brothers Holdings (MTN)
    5.500%, 04/04/16                                             110           106
  MUFG Capital Finance 1
    6.346%, 07/25/16 (A)                                         100            99
  Protective Life Secured Trust
    4.850%, 08/16/10                                             150           146
  Residential Capital
    6.375%, 06/30/10                                             130           128
    6.500%, 04/17/13                                              25            25
  UBS Preferred Funding Trust V
    6.243%, 05/15/16 (A)                                          75            75
  USB Capital IX
    6.189%, 04/15/11 (A)                                          85            83
  W.R. Berkley
    6.150%, 08/15/19                                             100            95
  Wachovia Capital Trust III
    5.800%, 08/29/49 (A)                                         125           122
  Wells Fargo
    4.950%, 10/16/13                                             225           213

                                                                            ======
                                                                             3,619
--------------------------------------------------------     -------        ------
Healthcare - 0.2%
  Teva Pharmaceutical Finance
    6.150%, 02/01/36                                             100            91
  WellPoint
    5.250%, 01/15/16                                             150           142

                                                                            ======
                                                                               233
--------------------------------------------------------     -------        ------

84

                                                        Par          Value
                                                       (000)         (000)
CORPORATE BONDS - continued
Real Estate - 0.1%
  Colonial Realty
    5.500%, 10/01/15                                  $   200       $    188
-------------------------------------------------     -------       --------
Sovereign Agency - 0.6%
  Aid-Israel
    5.500%, 04/26/24                                      945            938
-------------------------------------------------     -------       --------
Telecommunications - 0.3%
  GTE
    6.940%, 04/15/28                                      225            222
  Telecom Italia Capital SA
    5.250%, 11/15/13                                      155            145

                                                                    ========
                                                                         367
-------------------------------------------------     -------       --------
Transportation - 0.1%
  Canadian National Railway
    6.200%, 06/01/36                                       75             75
-------------------------------------------------     -------       --------
Utilities - 0.1%
  AEP Texas Central
    6.650%, 02/15/33                                       90             90
-------------------------------------------------     -------       --------
Total Corporate Bonds
  (Cost $6,642)                                                        6,305
-------------------------------------------------     -------       --------
ASSET BACKED SECURITIES - 4.1%
Automotive - 0.6%
  Ford Credit Automotive Owner Trust,
    Series 2003-B, Cl A4
    2.410%, 08/15/07                                      442            440
  Honda Auto Receivables Owner Trust,
    Series 2005-4, Cl A3
    4.460%, 05/21/09                                      500            494

                                                                    ========
                                                                         934
-------------------------------------------------     -------       --------
Credit Cards - 2.7%
  American Express Credit Account Master Trust,
    Series 2001-7, Cl A
    5.201%, 02/16/09 (A)                                  500            500
  Bank One Issuance Trust, Series 2004-A4, Cl A4
    5.121%, 02/16/10 (A)                                  800            801
  Chase Credit Card Master Trust,
    Series 2004-1, Cl A
    5.111%, 05/15/09 (A)                                  870            871
  Citibank Credit Card Issuance Trust,
    Series 2006-A5, Cl A5
    5.300%, 05/20/11                                      870            867
  MBNA Credit Card Master Note Trust,
    Series 2002-A4, Cl A4
    5.191%, 08/17/09 (A)                                  800            801

                                                                    ========
                                                                       3,840
-------------------------------------------------     -------       --------
Mortgage Related - 0.4%
  Chase Funding Mortgage Loan,
    Series 2003-6, Cl 1A4
    4.499%, 08/25/30                                      570            545
-------------------------------------------------     -------       --------
Utilities - 0.4%
  PSE&G Transition Funding LLC,
    Series 2001-1, Cl A8
    6.890%, 12/15/17                                      565            612
-------------------------------------------------     -------       --------

                                                        Par          Value
                                                       (000)         (000)
Total Asset Backed Securities
  (Cost $5,919)                                                     $  5,931
-------------------------------------------------     -------       --------
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
  Bear Stearns Commercial Mortgage Securities,
    Series 2005-PWR9, Cl A4A
    4.871%, 09/11/42#                                 $   600            560
  Citigroup/Deutsche Bank Commercial Mortgage
    Trust, Series 2005-CD1, Cl A4
    5.400%, 07/15/44 (A)                                  875            842
  CS First Boston Mortgage Securities,
    Series 2005-C6, Cl A4
    5.230%, 12/15/40 (A)                                  730            698
  Freddie Mac, Series 2773, Cl CD
    4.500%, 04/15/24                                      700            627

-------------------------------------------------     -------       --------
Total Collateralized Mortgage Obligations
  (Cost $2,832)                                                        2,727
-------------------------------------------------     -------       --------
COMMERCIAL PAPER(+) - 2.4%
  Kitty Hawk Funding
    5.000%, 06/12/06##                                    700            699
  Market Street Funding
    5.010%, 06/12/06##                                    700            699
  Merrill Lynch
    4.990%, 06/13/06##                                    700            699
  Societe Generale North America
    4.995%, 06/13/06##                                    700            699
  Variable Funding Capital
    5.000%, 06/13/06##                                    700            698

-------------------------------------------------     -------       --------
Total Commercial Paper
  (Cost $3,494)                                                        3,494
-------------------------------------------------     -------       --------

                                                       Number
                                                     of Shares
AFFILIATED MONEY MARKET FUND - 4.1%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)(+)                             5,898,827          5,899
  (Cost $5,899)
-------------------------------------------------   ---------       --------

Total Investments Before Collateral
  for Loaned Securities - 105.8%
  (Cost $138,301)                                                    152,703
-------------------------------------------------   ---------       --------

                                                        Par
                                                       (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 20.7%
Master Notes - 1.7%
  Bank of America
    5.133%, 06/01/06                                   $2,500          2,500
-------------------------------------------------   ---------       --------
Medium Term Notes - 2.1%
  Sigma Finance
    5.070%, 07/07/06 (A)                                3,000          3,000
-------------------------------------------------   ---------       --------

                                                                              85

Allegiant Balanced Allocation Fund
STATEMENT OF NET ASSETS                                             STATEMENT OF
May 31, 2006                                              ASSETS AND LIABILITIES
                                                                    May 31, 2006

                                                        Par          Value
                                                       (000)         (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - continued
Repurchase Agreements - 16.9%
  Bank of America
    5.110%, 06/01/06                                 $ 15,355      $  15,355
  Bear Stearns
    5.163%, 06/01/06                                    4,000          4,000
  Lehman Brothers
    5.113%, 06/01/06                                    5,000          5,000

                                                                   =========
                                                                      24,355
-------------------------------------------------    --------      ---------
Total Short Term Investments Held
as Collateral
  for Loaned Securities
  (Cost $29,855)(++)                                                  29,855
-------------------------------------------------    --------      ---------

TOTAL INVESTMENTS - 126.5%
  (Cost $168,156)**                                                  182,558
-------------------------------------------------    --------      ---------

Other Assets & Liabilities -  (26.5)%                                (38,292)
-------------------------------------------------    --------      ---------

TOTAL NET ASSETS - 100.0%                                          $ 144,266
-------------------------------------------------    --------      ---------

*    Non-income producing security
**   Aggregate cost for Federal income tax purposes is (000) $168,891.

       Gross unrealized appreciation (000)      $ 16,141
       Gross unrealized depreciation (000)        (2,474)
                                                --------
       Net unrealized appreciation (000)        $ 13,667
                                                ========

(+)     The rate shown is the effective yield at purchase date.
(+)(+)  See Note 3 in Notes to Financial Statements.
(++)    See Note 8 in Notes to Financial Statements.
#       Security fully or partially on loan. Total Market Value of Securities on
        Loan is (000) $29,190.
##      All or a portion of the security was held as collateral for when-issued securities.
(A)     Variable Rate Security - the rate shown is the rate in effect on May 31,
        2006.
(B)     Zero Coupon Bond - the rate shown is the effective yield at purchase date.

(C)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $289 and represents 0.2% of net assets as of May 31, 2006.
(D)     Value is less than $500.
(E)     Illiquid security. Total market value of illiquid securities is (000)
        $401 and represents 0.3% of net assets as of May 31, 2006.

ADR - American Depository Receipt
Cl - Class
DN - Discount Note
FRN - Floating Rate Note
LLC - Limited Liability Company
MTN - Medium Term Note
PLC - Public Liability Company
TBA - To Be Announced

Futures Contracts:
                                                                                                                     Notional
                                                                                                    Number             Cost
                                                                                                      of              Amount
Description                                                                                       Contracts           (000)
---------------------------------------------------------------------------------------------    -----------        ---------
TOPIX Index                                                                                          1                $ 138
Cash in the amount of $4,237 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.
See Notes to Financial Statements.

Futures Contracts:
                                                                                                                  Unrealized
                                                                                                  Expiration     Depreciation
Description                                                                                          Date           (000)
------------------------------------------------------------------------------------------       ------------   -------------
TOPIX Index                                                                                       06/09/06          $ (4)

Cash in the amount of $4,237 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in an amount at least equal to the Notional Cost Amount of open futures contracts have been segregated by the Fund.

See Notes to Financial Statements.

                                                                Value
                                                                (000)
ASSETS
  Investments in non-affiliates at value,
    (Cost $132,399)                                           $ 146,804
  Investments in affiliates at value,
    (Cost $5,899)                                                 5,899
  Short term investments held as collateral for
    loaned securities, (Cost $29,855)                            29,855
  Receivable for investments sold                                 8,307
  Receivable for shares of beneficial interest sold                 278
  Futures variation margin receivable                                 2
  Dividends and interest receivable                                 383
  Prepaid expenses                                                    8
                                                              ---------
    Total Assets                                                191,536
                                                              ---------
LIABILITIES
  Payable for collateral for loaned securities                   29,855
  Payable for shares of beneficial interest redeemed                 47
  Payable for investment securities purchased                    17,185
  Investment advisory fees payable                                   94
  12b-1 fees payable
    Class I                                                          18
    Class A                                                           3
    Class B                                                           2
  Administration fees payable                                         8
  Custody fees payable                                               14
  Trustees' fees payable                                             10
  Transfer agent fees payable                                        13
  Other liabilities                                                  21
                                                              ---------
    Total Liabilities                                            47,270
                                                              ---------
TOTAL NET ASSETS                                              $ 144,266
------------------------------------------------------        ---------
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                               $ 130,595
Undistributed Net Investment Income                                 303
Accumulated Net Realized Loss on Investments                     (1,030)
Net Unrealized Appreciation on Investments and
  Futures                                                        14,398
------------------------------------------------------        ---------
Total Net Assets                                              $ 144,266
------------------------------------------------------        ---------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($122,916,144 / 11,567,401
  outstanding shares of beneficial interest)                  $   10.63
------------------------------------------------------        ---------
Net Asset Value and Redemption Price Per
  Share - Class A ($14,323,381 / 1,346,236
  outstanding shares of beneficial interest)                  $   10.64
------------------------------------------------------        ---------
Maximum Offering Price Per Share - Class A
  ($10.64 / 95.25%)                                           $   11.17
------------------------------------------------------        ---------
Net Asset Value and Offering Price Per
  Share - Class B ($5,780,928 / 543,253
  outstanding shares of beneficial interest)                  $   10.64
------------------------------------------------------        ---------
Net Asset Value and Offering Price Per
  Share - Class C ($1,245,980 / 117,669
  outstanding shares of beneficial interest)                  $   10.59
------------------------------------------------------        ---------
See Notes to Financial Statements.

86

Allegiant Conservative Allocation Fund
STATEMENT OF NET ASSETS                                             STATEMENT OF
May 31, 2006                                              ASSETS AND LIABILITIES
                                                                    May 31, 2006

                                                       Number    Value
                                                     of Shares   (000)
AFFILIATED EQUITY FUNDS - 40.4%
  Allegiant International Equity Fund, Class I          34,920  $   497
  Allegiant Large Cap Growth Fund, Class I              82,761    1,636
  Allegiant Large Cap Value Fund, Class I               87,345    1,648

                                                                =======
Total Affiliated Equity Funds
  (Cost $3,457)                                                   3,781
--------------------------------------------------------------  -------
AFFILIATED FIXED INCOME FUND - 56.2%
  Allegiant Intermediate Bond Fund, Class I            508,698    5,260
  (Cost $5,463)
--------------------------------------------------------------  -------
AFFILIATED MONEY MARKET FUND - 3.0%
  Allegiant Money Market Fund, Class I                 285,709      286
  (Cost $286)
--------------------------------------------------------------  -------

TOTAL INVESTMENTS(+) - 99.6%
  (Cost $9,206)*                                                  9,327
--------------------------------------------------------------  -------

Other Assets & Liabilities -  0.4%                                   39
--------------------------------------------------------------  -------

TOTAL NET ASSETS - 100.0%                                       $ 9,366
--------------------------------------------------------------  -------

*    Aggregate cost for Federal income tax purposes is (000) $9,228.

       Gross unrealized appreciation (000)      $  303
       Gross unrealized depreciation (000)        (204)
                                                ------
       Net unrealized appreciation (000)        $   99
                                                ======

(+)  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                                Value
                                                                (000)
ASSETS
  Investments in affiliates at value,
    (Cost $9,206)                                              $  9,327
  Dividends and interest receivable                                  39
  Prepaid expenses                                                    4
                                                               --------
    Total Assets                                                  9,370
                                                               --------
LIABILITIES
  Payable for shares of beneficial interest redeemed                  1
  Trustees' fees payable                                              1
  Other liabilities                                                   2
                                                               --------
    Total Liabilities                                                 4
                                                               --------
TOTAL NET ASSETS                                               $  9,366
------------------------------------------------------         --------
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                $  8,809
Undistributed Net Investment Income                                  13
Undistributed Net Realized Gain on Investments                      423
Net Unrealized Appreciation on Investments                          121
------------------------------------------------------         --------
Total Net Assets                                               $  9,366
------------------------------------------------------         --------
Net Asset Value, Offering and Redemption Price
  Per Share - Class I ($7,237,638 / 697,176
  outstanding shares of beneficial interest)                   $  10.38
------------------------------------------------------         --------
Net Asset Value and Redemption Price
  Per Share - Class A ($553,793 / 53,398
  outstanding shares of beneficial interest)                   $  10.37
------------------------------------------------------         --------
Maximum Offering Price Per Share - Class A
  ($10.37 / 95.25%)                                            $  10.89
------------------------------------------------------         --------
Net Asset Value and Offering Price
  Per Share - Class B ($1,007,959 / 97,636
  outstanding shares of beneficial interest)                   $  10.32
------------------------------------------------------         --------
Net Asset Value and Offering Price
  Per Share - Class C ($566,466 / 54,812
  outstanding shares of beneficial interest)                   $  10.33
------------------------------------------------------         --------

See Notes to Financial Statements.

                                                                              87

Allegiant Equity Funds
STATEMENTS OF OPERATIONS (000)
Year Ended May 31, 2006

                                                                                              Large Cap
                                                                          International         Core          Large Cap
                                                                           Equity Fund      Equity Fund     Growth Fund
Investment Income:
Dividends                                                                   $  5,737          $  3,219       $  5,766
Interest                                                                         137                 -              -
Income from affiliated funds\(1)\                                                307                45             79
Security lending income                                                          167                47            146
 Less: foreign taxes withheld                                                   (481)                -              -
---------------------------------------------------------------------       --------          --------       --------
Total Investment Income                                                        5,867             3,311          5,991
---------------------------------------------------------------------       --------          --------       --------
Expenses:
Investment advisory fees                                                       2,726             1,778          4,663
Administration fees                                                              156               142            373
12b-1 fees:
 Class I                                                                         158               163            352
 Class A                                                                           9                 5             92
 Class B                                                                           9                26             68
 Class C                                                                           9                 4              8
 Class R                                                                           1                 2              1
Shareholder services fees:
 Class A                                                                          31                18            316
 Class B                                                                           3                 9             23
 Class C                                                                           3                 1              3
Transfer agent fees                                                               94                80            280
Custodian fees                                                                   237                17             38
Professional fees                                                                 36                28             72
Pricing service fees                                                              31                 2              1
Printing and shareholder reports                                                  15                13             42
Registration and filing fees                                                      45                36             67
Trustees' fees                                                                    16                16             37
Miscellaneous                                                                     13                11             26
---------------------------------------------------------------------       --------          --------       --------
Total Expenses                                                                 3,592             2,351          6,462
---------------------------------------------------------------------       --------          --------       --------
Less:
 Waiver of investment advisory fees\(1)\                                        (356)                -              -
---------------------------------------------------------------------       --------          --------       --------
Net Expenses                                                                   3,236             2,351          6,462
---------------------------------------------------------------------       --------          --------       --------
Net Investment Income (Loss)                                                   2,631               960           (471)
---------------------------------------------------------------------       --------          --------       --------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                                         24,218            12,996         57,321
Net realized gain (loss) on futures                                            2,148                30            168
Net realized loss on foreign currency transactions                            (3,565)                -              -
Net change in unrealized appreciation (depreciation) on investments           34,795             8,585         (7,865)
Net change in unrealized appreciation (depreciation) on futures                 (159)                8            (94)
Net change in unrealized appreciation (depreciation) on foreign
 currency translation                                                          1,584                 -              -
---------------------------------------------------------------------       --------          --------       --------
Net Gain on Investments                                                       59,021            21,619         49,530
---------------------------------------------------------------------       --------          --------       --------
Net Increase in Net Assets Resulting from Operations                        $ 61,652          $ 22,579       $ 49,059
=====================================================================       ========          ========       ========

*       Commenced operations on September 30, 2005.
\(1)\   See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

88

                                                      Multi-Factor         Multi-Factor       Multi-Factor      Multi-Factor
     Large Cap         Mid Cap          Mid Cap        Small Cap       Small Cap Focused       Small Cap         Small Cap
   Value Fund       Growth Fund      Value Fund        Core Fund*         Value Fund*         Growth Fund*      Value Fund
  $     14,292       $   243         $  1,131           $  51                $  42               $  14          $   9,770
             -             -                -               -                    -                   -                  5
           186            26              129               3                    3                   4                682
            40            14               26               2                    3                   1              1,115
           (63)            -               (1)             (1)                   -                   -                (15)
  ------------        ------         --------           -----                -----               -----          ---------
        14,455           283            1,285              55                   48                  19             11,557
  ------------        ------         --------           -----                -----               -----          ---------
         4,780           332              786              40                   38                  36              9,451
           382            20               47               2                    2                   2                575
           415             9               45               2                    2                   2                507
            38            12                6               -                    -                   -                162
            70            12               33               -                    -                   -                133
             5             2                9               -                    -                   -                174
             2             -                2               -                    -                   -                  -
           131            45               20               -                    -                   -                555
            23             4               11               -                    -                   -                 44
             2             1                3               -                    -                   -                 58
           258            57               38               1                    4                   1                406
            38             5                9               3                    3                   3                 55
            71             9               17               6                    6                   7                 96
             2             4                2               3                    2                   3                  4
            37             2                5               1                    1                   1                 43
            54            28               21               2                    2                   2                 72
            42             1                6               -                    -                   -                 50
            26             3                5               1                    2                   2                 31
  ------------        ------         --------           -----                -----               -----          ---------
         6,376           546            1,065              61                   62                  59             12,416
  ------------        ------         --------           -----                -----               -----          ---------
             -          (183)            (198)            (23)                 (21)                (24)                 -
  ------------        ------         --------           -----                -----               -----          ---------
         6,376           363              867              38                   41                  35             12,416
  ------------        ------         --------           -----                -----               -----          ---------
         8,079           (80)             418              17                    7                 (16)              (859)
  ------------        ------         --------           -----                -----               -----          ---------
        68,098         2,610            7,869              79                  317                   3             98,364
             -            (3)              43               -                    -                   -               (103)
             -             -                -               -                    -                   -                  -
        21,738           832            5,862             523                  307                 308             36,692
             -           (13)               -               -                    -                   -               (542)
             -             -                -               -                    -                   -                  -
  ------------        ------         --------           -----                -----               -----          ---------
        89,836         3,426           13,774             602                  624                 311            134,411
  ------------        ------         --------           -----                -----               -----          ---------
  $     97,915       $ 3,346         $ 14,192           $ 619                $ 631               $ 295          $ 133,552
  ============       =======         ========           =====                =====               =====          =========

                                                                              89

Allegiant Equity Funds
STATEMENTS OF OPERATIONS (000)
Year Ended May 31, 2006

                                                                                  S&P
                                                                         500(Reg. TM) Index       Small Cap       Small Cap
                                                                                Fund             Core Fund      Growth Fund
Investment Income:
Dividends                                                                    $   6,420           $    960        $   226
Interest                                                                            35                  -              -
Income from affiliated funds\(1)\                                                  128                306             31
Security lending income                                                             44                226             18
---------------------------------------------------------------------        ---------           --------        -------
Total Investment Income                                                          6,627              1,492            275
---------------------------------------------------------------------        ---------           --------        -------
Expenses:
Investment advisory fees                                                         1,211              1,980            432
Administration fees                                                                208                119             26
12b-1 fees:
 Class I                                                                            16                138             15
 Class A                                                                             1                  2             13
 Class B                                                                            33                  3             15
 Class C                                                                            15                  5              3
 Class R                                                                             6                  -              -
Shareholder services fees:
 Class A                                                                            62                  8             46
 Class B                                                                            11                  1              5
 Class C                                                                             5                  2              1
Transfer agent fees                                                                113                 57            117
Custodian fees                                                                      26                 15              6
Professional fees                                                                   41                 26             14
Pricing service fees                                                                19                  2              4
Printing and shareholder reports                                                    20                 13             57
Registration and filing fees                                                        42                 25             38
Trustees' fees                                                                      23                 16              -
Miscellaneous                                                                       16                  4              7
---------------------------------------------------------------------        ---------           --------        -------
Total Expenses                                                                   1,868              2,416            799
---------------------------------------------------------------------        ---------           --------        -------
Less:
 Waiver of investment advisory fees\(1)\                                          (519)                 -           (194)
---------------------------------------------------------------------        ---------           --------        -------
Net Expenses                                                                     1,349              2,416            605
---------------------------------------------------------------------        ---------           --------        -------
Net Investment Income (Loss)                                                     5,278               (924)          (330)
---------------------------------------------------------------------        ---------           --------        -------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                                           42,010             13,501          3,924
Net realized gain (loss) on futures                                               (103)               846             (5)
Net change in unrealized appreciation (depreciation) on investments            (14,403)             8,924          1,311
Net change in unrealized appreciation (depreciation) on futures                   (508)              (145)           (25)
---------------------------------------------------------------------        ---------           --------        -------
Net Gain on Investments                                                         26,996             23,126          5,205
---------------------------------------------------------------------        ---------           --------        -------
Net Increase in Net Assets Resulting from Operations                         $  32,274           $ 22,202        $ 4,875
=====================================================================        =========           ========        =======

\(1)\   See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

90

                                               Allegiant Asset Allocation Funds
                                                  STATEMENTS OF OPERATIONS (000)
                                                        Year Ended May 31, 2006

                                                                              Aggressive       Balanced       Conservative
                                                                             Allocation      Allocation       Allocation
                                                                                Fund            Fund             Fund
Investment Income:
Dividends                                                                     $     -         $  1,577         $    -
Interest                                                                            -            2,350              -
Income from affiliated funds\(1)\                                                 199              189            307
Security lending income                                                             -               60              -
 Less: foreign taxes withheld                                                       -              (16)             -
------------------------------------------------------------------------      -------         --------         ------
Total Investment Income                                                           199            4,160            307
------------------------------------------------------------------------      -------         --------         ------
Expenses:
Investment advisory fees                                                           27            1,169             27
Administration fees                                                                 7               94              6
12b-1 fees:
 Class I                                                                            3               70              3
 Class A                                                                            1                8              1
 Class B                                                                           10               46              7
 Class C                                                                            7               12              6
Shareholder services fees:
 Class A                                                                            6               39              5
 Class B                                                                            4               15              3
 Class C                                                                            3                4              2
Transfer agent fees                                                                 9               73              5
Custodian fees                                                                      4               77              4
Professional fees                                                                   3               27              3
Pricing service fees                                                                -               37              -
Printing and shareholder reports                                                    1                9              1
Registration and filing fees                                                        9               38              9
Trustees' fees                                                                      1               10              1
Miscellaneous                                                                       3                2              1
------------------------------------------------------------------------      -------         --------         ------
Total Expenses                                                                     98            1,730             84
------------------------------------------------------------------------      -------         --------         ------
Less:
 Waiver of investment advisory fees\(1)\                                          (27)               -            (27)
------------------------------------------------------------------------      -------         --------         ------
Net Expenses                                                                       71            1,730             57
------------------------------------------------------------------------      -------         --------         ------
Net Investment Income                                                             128            2,430            250
------------------------------------------------------------------------      -------         --------         ------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                                             984            8,400            452
Net realized gain on futures                                                        -              248              -
Net realized loss on foreign currency transactions                                  -             (233)             -
Net realized loss on swap agreements                                                -             (113)             -
Capital gain distributions received from other affiliated funds                   377                3            191
Net change in unrealized appreciation (depreciation) on investments\(2)\         (386)           2,108           (369)
Net change in unrealized appreciation (depreciation) on futures                     -              (32)             -
Net change in unrealized appreciation (depreciation) on foreign
 currency translation                                                               -              106              -
------------------------------------------------------------------------      -------         --------         ------
Net Gain on Investments                                                           975           10,487            274
------------------------------------------------------------------------      -------         --------         ------
Net Increase in Net Assets Resulting from Operations                          $ 1,103         $ 12,917         $  524
========================================================================      =======         ========         ======

\(1)\   See Note 3 in Notes to Financial Statements.
\(2)\   Represents investments in affiliated funds for Aggressive Allocation and
        Conservative Allocation Funds.

See Notes to Financial Statements.

                                                                              91

Allegiant Equity Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                   International Equity Fund
                                                                      For the Year Ended
                                                                ------------------------------
                                                                May 31, 2006      May 31, 2005
Investment Activities:
Net investment income (loss)                                     $  2,631         $    3,453
Net realized gain on investments sold, futures and foreign
 currency transactions                                             22,801             56,500
Net change in unrealized appreciation (depreciation) on
 investments, futures and foreign currency translation             36,220            (27,824)
-----------------------------------------------------------      --------         ----------
 Net increase in net assets resulting from operations              61,652             32,129
-----------------------------------------------------------      --------         ----------
Dividends and Distributions to Shareholders
Dividends from net investment income:
 Class I                                                           (4,603)            (4,029)
 Class A                                                             (241)              (141)
 Class B                                                              (12)                (7)
 Class C                                                               (9)               (10)
 Class R\(1)\                                                          (1)                (4)
Distributions from net realized capital gains
 Class I                                                                -                  -
 Class A                                                                -                  -
 Class B                                                                -                  -
 Class C                                                                -                  -
 Class R\(1)\                                                           -                  -
-----------------------------------------------------------      --------         ----------
Total dividends and distributions                                  (4,866)            (4,191)
-----------------------------------------------------------      --------         ----------
Share Transactions:
Proceeds from shares issued:
 Class I                                                           55,008             24,403
 Class A                                                            2,933              2,344
 Class B                                                              224                129
 Class C                                                              126              4,025
 Class R\(1)\                                                          36                148
Net asset value of shares issued from merger\(2)\
 Class I                                                                -                  -
 Class A                                                                -                  -
Reinvestment of dividends and distributions:
 Class I                                                              751                788
 Class A                                                              224                130
 Class B                                                               12                  7
 Class C                                                                7                 10
 Class R\(1)\                                                           1                  4
-----------------------------------------------------------      --------         ----------
Total proceeds from shares issued, merged and reinvested           59,322             31,988
-----------------------------------------------------------      --------         ----------
Value of shares redeemed:
 Class I                                                          (53,598)          (122,711)
 Class A                                                           (3,418)            (3,866)
 Class B                                                             (663)              (762)
 Class C                                                             (685)            (4,071)
 Class R\(1)\                                                        (436)              (112)
-----------------------------------------------------------      --------         ----------
Total value of shares redeemed                                    (58,800)          (131,522)
-----------------------------------------------------------      --------         ----------
Increase (decrease) in net assets from share transactions             522            (99,534)
-----------------------------------------------------------      --------         ----------
Redemption Fees\(3)\                                                    3                  -
-----------------------------------------------------------      --------         ----------
Total increase (decrease) in net assets                            57,311            (71,596)
-----------------------------------------------------------      --------         ----------
Net Assets:
 Beginning of year                                                223,461            295,057
-----------------------------------------------------------      --------         ----------
 End of year*                                                    $280,772         $  223,461
===========================================================      ========         ==========
 *Including undistributed (distributions in excess of) net
  investment income                                              $    246         $    6,046
===========================================================      ========         ==========

                                                                   Large Cap Core Equity Fund
                                                                      For the Year Ended
                                                                ------------------------------
                                                                May 31, 2006      May 31, 2005
Investment Activities:
Net investment income (loss)                                     $    960         $    1,424
Net realized gain on investments sold, futures and foreign
 currency transactions                                             13,026              1,323
Net change in unrealized appreciation (depreciation) on
 investments, futures and foreign currency translation              8,593             14,589
-----------------------------------------------------------      --------         ----------
 Net increase in net assets resulting from operations              22,579             17,336
-----------------------------------------------------------      --------         ----------
Dividends and Distributions to Shareholders
Dividends from net investment income:
 Class I                                                             (859)            (1,507)
 Class A                                                               (9)               (41)
 Class B                                                                -                (10)
 Class C                                                                -                 (2)
 Class R\(1)\                                                           -                 (3)
Distributions from net realized capital gains
 Class I                                                           (4,649)            (2,935)
 Class A                                                             (138)              (113)
 Class B                                                              (72)               (51)
 Class C                                                              (11)                (9)
 Class R\(1)\                                                         (11)               (10)
-----------------------------------------------------------      --------         ----------
Total dividends and distributions                                  (5,749)            (4,681)
-----------------------------------------------------------      --------         ----------
Share Transactions:
Proceeds from shares issued:
 Class I                                                           12,819             20,927
 Class A                                                            1,270              2,179
 Class B                                                              171                561
 Class C                                                               71                122
 Class R\(1)\                                                          55                321
Net asset value of shares issued from merger\(2)\
 Class I                                                                -                  -
 Class A                                                                -                  -
Reinvestment of dividends and distributions:
 Class I                                                            4,732              3,887
 Class A                                                              142                150
 Class B                                                               71                 61
 Class C                                                               11                 12
 Class R\(1)\                                                          11                 12
-----------------------------------------------------------      --------         ----------
Total proceeds from shares issued, merged and reinvested           19,353             28,232
-----------------------------------------------------------      --------         ----------
Value of shares redeemed:
 Class I                                                          (17,814)           (34,993)
 Class A                                                           (3,980)            (3,533)
 Class B                                                             (866)              (781)
 Class C                                                             (453)              (113)
 Class R\(1)\                                                        (866)               (37)
-----------------------------------------------------------      --------         ----------
Total value of shares redeemed                                    (23,979)           (39,457)
-----------------------------------------------------------      --------         ----------
Increase (decrease) in net assets from share transactions          (4,626)           (11,225)
-----------------------------------------------------------      --------         ----------
Redemption Fees\(3)\                                                    -                  -
-----------------------------------------------------------      --------         ----------
Total increase (decrease) in net assets                            12,204              1,430
-----------------------------------------------------------      --------         ----------
Net Assets:
 Beginning of year                                                224,391            222,961
-----------------------------------------------------------      --------         ----------
 End of year*                                                    $236,595         $  224,391
===========================================================      ========         ==========
 *Including undistributed (distributions in excess of) net
  investment income                                              $    231         $      138
===========================================================      ========         ==========

\(1)\   See Note 1 in Notes to Financial Statements.
\(2)\   See Note 9 in Notes to Financial Statements.
\(3)\   See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

92

      Large Cap Growth Fund               Large Cap Value Fund
       For the Year Ended                  For the Year Ended
---------------------------------   ---------------------------------
  May 31, 2006      May 31, 2005      May 31, 2006      May 31, 2005
  $     (471)       $    2,140        $    8,079        $    8,633
      57,489             7,619            68,098            38,600
      (7,959)           10,479            21,738            24,756
  ----------        ----------        ----------        ----------
      49,059            20,238            97,915            71,989
  ----------        ----------        ----------        ----------
      (4,467)                -            (6,924)           (7,947)
        (778)                -              (501)             (554)
           -                 -               (26)              (55)
           -                 -                (2)               (3)
           -                 -                (2)               (5)
     (15,123)           (6,949)          (40,050)          (21,248)
      (4,017)           (1,766)           (3,604)           (1,781)
        (301)             (127)             (636)             (407)
         (27)              (16)              (43)              (24)
          (8)               (5)              (28)              (23)
  ----------        ----------        ----------        ----------
     (24,721)           (8,863)          (51,816)          (32,047)
  ----------        ----------        ----------        ----------
      55,119            58,277            77,256            70,118
       7,497             9,108            11,112             7,656
         272               988               569             1,179
         392               396               284               263
          50               277                42               130
           -            12,856                 -            18,164
           -             8,453                 -             2,470
      13,901             5,759            23,768            16,763
       4,663             1,712             3,697             2,081
         298               126               654               457
          27                16                45                26
           9                 5                30                28
  ----------        ----------        ----------        ----------
      82,228            97,973           117,457           119,335
  ----------        ----------        ----------        ----------
    (117,048)         (184,773)         (109,428)         (118,367)
     (27,429)          (34,466)          (12,327)           (7,851)
      (1,774)           (1,589)           (2,939)           (3,062)
        (897)             (332)             (583)             (249)
        (609)              (78)             (730)              (57)
  ----------        ----------        ----------        ----------
    (147,757)         (221,238)         (126,007)         (129,586)
  ----------        ----------        ----------        ----------
     (65,529)         (123,265)           (8,550)          (10,251)
  ----------        ----------        ----------        ----------
           -                 -                 -                 -
  ----------        ----------        ----------        ----------
     (41,191)         (111,890)           37,549            29,691
  ----------        ----------        ----------        ----------
     622,757           734,647           608,432           578,741
  ----------        ----------        ----------        ----------
  $  581,566        $  622,757        $  645,981        $  608,432
  ==========        ==========        ==========        ==========
  $        -        $    2,140        $    1,803        $    1,180
  ==========        ==========        ==========        ==========

       Mid Cap Growth Fund                 Mid Cap Value Fund
       For the Year Ended                  For the Year Ended
---------------------------------   --------------------------------
  May 31, 2006      May 31, 2005      May 31, 2006      May 31, 2005
  $      (80)       $     (370)        $     418         $     396
       2,607             1,122             7,912             9,296
         819            (2,008)            5,862               424
  ----------        ----------         ---------         ---------
       3,346            (1,256)           14,192            10,116
  ----------        ----------         ---------         ---------
           -                 -              (491)             (157)
           -                 -               (46)               (5)
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                (1)                -
           -                 -            (5,586)           (8,330)
           -                 -              (715)             (958)
           -                 -              (408)             (629)
           -                 -               (89)             (136)
           -                 -               (37)              (87)
  ----------        ----------         ---------         ---------
           -                 -            (7,373)          (10,302)
  ----------        ----------         ---------         ---------
       8,656             1,306            51,079             3,524
       1,048             2,072             5,092             1,576
          69               241               412               446
          58             1,367               756               107
           -                 -                61               384
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -             2,144             4,227
           -                 -               724               937
           -                 -               406               623
           -                 -                89               136
           -                 -                45                87
  ----------        ----------         ---------         ---------
       9,831             4,986            60,808            12,047
  ----------        ----------         ---------         ---------
      (7,528)          (53,821)          (10,752)          (14,236)
      (4,055)           (4,165)           (1,768)           (1,758)
      (1,050)           (1,756)             (656)             (442)
        (256)           (1,442)             (177)             (144)
           -                 -              (695)             (164)
  ----------        ----------         ---------         ---------
     (12,889)          (61,184)          (14,048)          (16,744)
  ----------        ----------         ---------         ---------
      (3,058)          (56,198)           46,760            (4,697)
  ----------        ----------         ---------         ---------
           -                 -                 -                 -
  ----------        ----------         ---------         ---------
         288           (57,454)           53,579            (4,883)
  ----------        ----------         ---------         ---------
      33,402            90,856            57,474            62,357
  ----------        ----------         ---------         ---------
  $   33,690        $   33,402         $ 111,053         $  57,474
  ==========        ==========         =========         =========
  $        -        $        -         $     114         $     234
  ==========        ==========         =========         =========

                                                                              93

Allegiant Equity Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                       Multi-Factor
                                                                                     Small Cap Core
                                                                                          Fund
                                                                                        For the
                                                                                         Period
                                                                                    -----------------
                                                                                     September 30,
                                                                                    2005** -  May 31,
                                                                                          2006
Investment Activities:
Net investment income (loss)                                                           $    17
Net realized gain (loss) on investments sold and futures                                    79
Net change in unrealized appreciation (depreciation) on investments and futures            523
---------------------------------------------------------------------------------      -------
 Net increase (decrease) in net assets resulting from operations                           619
---------------------------------------------------------------------------------      -------
Dividends and Distributions to Shareholders:
Dividends from net investment income:
 Class I                                                                                     -
 Class A                                                                                     -
 Class B                                                                                     -
 Class C                                                                                     -
 Class R\(1)\                                                                                -
Distributions from net realized capital gains:
 Class I                                                                                     -
 Class A                                                                                     -
 Class B                                                                                     -
 Class C                                                                                     -
---------------------------------------------------------------------------------      -------
Total dividends and distributions                                                            -
---------------------------------------------------------------------------------      -------
Share Transactions:
Proceeds from shares issued:
 Class I                                                                                 5,984
 Class A                                                                                   113
 Class B                                                                                     -
 Class C                                                                                     -
 Class R\(1)\                                                                                -
Net asset value of shares issued from merger:\(2)\
 Class I                                                                                     -
 Class A                                                                                     -
Reinvestment of dividends and distributions:
 Class I                                                                                     -
 Class A                                                                                     -
 Class B                                                                                     -
 Class C                                                                                     -
 Class R\(1)\                                                                                -
---------------------------------------------------------------------------------      -------
Total proceeds from shares issued, merged and reinvested                                 6,097
---------------------------------------------------------------------------------      -------
Value of shares redeemed:
 Class I                                                                                    (2)
 Class A                                                                                     -
 Class B                                                                                     -
 Class C                                                                                     -
 Class R\(1)\                                                                                -
---------------------------------------------------------------------------------      -------
Total value of shares redeemed                                                              (2)
---------------------------------------------------------------------------------      -------
Increase (decrease) in net assets from share transactions                                6,095
---------------------------------------------------------------------------------      -------
Redemption Fees\(3)\                                                                         -
---------------------------------------------------------------------------------      -------
Total increase (decrease) in net assets                                                  6,714
---------------------------------------------------------------------------------      -------
Net Assets:
 Beginning of year                                                                           -
---------------------------------------------------------------------------------      -------
 End of year*                                                                          $ 6,714
=================================================================================      =======
 *Including undistributed (distributions in excess of) net investment income           $    22
=================================================================================      =======

                                                                                      Multi-Factor
                                                                                       Small Cap        Multi-Factor
                                                                                     Focused Value       Small Cap
                                                                                          Fund          Growth Fund
                                                                                             For the Period
                                                                                    ---------------------------------
                                                                                      September 30, 2005** -  May 31,
                                                                                                  2006
Investment Activities:
Net investment income (loss)                                                          $     7            $   (16)
Net realized gain (loss) on investments sold and futures                                  317                  3
Net change in unrealized appreciation (depreciation) on investments and futures           307                308
---------------------------------------------------------------------------------     -------            -------
 Net increase (decrease) in net assets resulting from operations                          631                295
---------------------------------------------------------------------------------     -------            -------
Dividends and Distributions to Shareholders:
Dividends from net investment income:
 Class I                                                                                    -                  -
 Class A                                                                                    -                  -
 Class B                                                                                    -                  -
 Class C                                                                                    -                  -
 Class R\(1)\                                                                               -                  -
Distributions from net realized capital gains:
 Class I                                                                                    -                  -
 Class A                                                                                    -                  -
 Class B                                                                                    -                  -
 Class C                                                                                    -                  -
---------------------------------------------------------------------------------     -------            -------
Total dividends and distributions                                                           -                  -
---------------------------------------------------------------------------------     -------            -------
Share Transactions:
Proceeds from shares issued:
 Class I                                                                                5,468              5,223
 Class A                                                                                   75                 21
 Class B                                                                                    -                  -
 Class C                                                                                    -                  -
 Class R\(1)\                                                                               -                  -
Net asset value of shares issued from merger:\(2)\
 Class I                                                                                    -                  -
 Class A                                                                                    -                  -
Reinvestment of dividends and distributions:
 Class I                                                                                    -                  -
 Class A                                                                                    -                  -
 Class B                                                                                    -                  -
 Class C                                                                                    -                  -
 Class R\(1)\                                                                               -                  -
---------------------------------------------------------------------------------     -------            -------
Total proceeds from shares issued, merged and reinvested                                5,543              5,244
---------------------------------------------------------------------------------     -------            -------
Value of shares redeemed:
 Class I                                                                                   (3)                 -
 Class A                                                                                    -                  -
 Class B                                                                                    -                  -
 Class C                                                                                    -                  -
 Class R\(1)\                                                                               -                  -
---------------------------------------------------------------------------------     -------            -------
Total value of shares redeemed                                                             (3)                 -
---------------------------------------------------------------------------------     -------            -------
Increase (decrease) in net assets from share transactions                               5,540              5,244
---------------------------------------------------------------------------------     -------            -------
Redemption Fees\(3)\                                                                        -                  -
---------------------------------------------------------------------------------     -------            -------
Total increase (decrease) in net assets                                                 6,171              5,539
---------------------------------------------------------------------------------     -------            -------
Net Assets:
 Beginning of year                                                                          -                  -
---------------------------------------------------------------------------------     -------            -------
 End of year*                                                                         $ 6,171            $ 5,539
=================================================================================     =======            =======
 *Including undistributed (distributions in excess of) net investment income          $    12            $     -
=================================================================================     =======            =======

\(1)\   See Note 1 in Notes to Financial Statements.
\(2)\   See Note 9 in Notes to Financial Statements.
\(3)\   See Note 3 in Notes to Financial Statements.
**      Commencement of operations.

See Notes to Financial Statements.

94

          Multi-Factor
            Small Cap
           Value Fund                 S & P 500(Reg. TM) Index Fund
       For the Year Ended                  For the Year Ended
---------------------------------   ---------------------------------
  May 31, 2006      May 31, 2005      May 31, 2006      May 31, 2005
  $      (859)      $    (1,766)      $     5,278       $     6,965
       98,261           148,435            41,907           (12,822)
       36,150           (26,588)          (14,911)           39,795
  -----------       -----------       -----------       -----------
      133,552           120,081            32,274            33,938
  -----------       -----------       -----------       -----------
       (1,132)                -            (5,072)           (6,651)
            -                 -              (393)             (267)
            -                 -               (36)              (29)
            -                 -               (15)              (16)
            -                 -               (13)              (16)
      (79,372)         (145,623)                -                 -
      (26,771)          (42,233)                -                 -
       (2,241)           (3,349)                -                 -
       (2,952)           (4,903)                -                 -
  -----------       -----------       -----------       -----------
     (112,468)         (196,108)           (5,529)           (6,979)
  -----------       -----------       -----------       -----------
       87,339           132,526            56,980           101,621
       40,108            75,870             9,058            10,753
          798             2,853               802             1,296
        2,542             8,807               555               605
            -                 -               789               611
            -                 -                 -                 -
            -                 -                 -                 -
       58,696           113,313             4,281             5,919
       26,229            41,135               371               248
        2,080             3,072                29                27
        2,692             4,398                15                15
            -                 -                14                17
  -----------       -----------       -----------       -----------
      220,484           381,974            72,894           121,112
  -----------       -----------       -----------       -----------
     (299,093)         (257,648)         (253,888)         (180,907)
     (105,111)          (66,851)           (7,791)           (5,970)
       (4,479)           (2,164)           (1,015)             (483)
      (13,076)           (4,387)           (1,309)             (234)
            -                 -            (2,050)             (979)
  -----------       -----------       -----------       -----------
     (421,759)         (331,050)         (266,053)         (188,573)
  -----------       -----------       -----------       -----------
     (201,275)           50,924          (193,159)          (67,461)
  -----------       -----------       -----------       -----------
           41                 -                 -                 -
  -----------       -----------       -----------       -----------
     (180,150)          (25,103)         (166,414)          (40,502)
  -----------       -----------       -----------       -----------
    1,045,588         1,070,691           369,550           410,052
  -----------       -----------       -----------       -----------
  $   865,438       $ 1,045,588       $   203,136       $   369,550
  ===========       ===========       ===========       ===========
  $         -       $         -       $       550       $       801
  ===========       ===========       ===========       ===========

         Small Cap Core
              Fund                       Small Cap Growth Fund
       For the Year Ended                  For the Year Ended
---------------------------------   --------------------------------
  May 31, 2006      May 31, 2005     May 31, 2006      May 31, 2005
   $    (924)        $    (560)       $     (330)      $      (750)
      14,347            (5,986)            3,919            (5,721)
       8,779            21,175             1,286            (2,953)
   ---------         ---------        ----------       -----------
      22,202            14,629             4,875            (9,424)
   ---------         ---------        ----------       -----------
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
   ---------         ---------        ----------       -----------
           -                 -                 -                 -
   ---------         ---------        ----------       -----------
     101,167           120,123             4,634            12,703
       1,636             3,165             1,390             4,673
         174               220                77               189
         558               400                45               281
           -                 -                66                64
           -                 -                 -             9,086
           -                 -                 -               569
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
           -                 -                 -                 -
   ---------         ---------        ----------       -----------
     103,535           123,908             6,212            27,565
   ---------         ---------        ----------       -----------
     (54,397)          (11,887)          (14,437)         (120,026)
      (1,014)           (1,020)           (4,628)           (8,163)
         (18)                -            (1,338)           (2,506)
        (371)              (58)             (615)             (305)
           -                 -              (206)              (89)
   ---------         ---------        ----------       -----------
     (55,800)          (12,965)          (21,224)         (131,089)
   ---------         ---------        ----------       -----------
      47,735           110,943           (15,012)         (103,524)
   ---------         ---------        ----------       -----------
           -                 -                 3                 -
   ---------         ---------        ----------       -----------
      69,937           125,572           (10,134)         (112,948)
   ---------         ---------        ----------       -----------
     155,123            29,551            49,861           162,809
   ---------         ---------        ----------       -----------
   $ 225,060         $ 155,123        $   39,727       $    49,861
   =========         =========        ==========       ===========
   $       -         $       -        $        -       $         -
   =========         =========        ==========       ===========

                                                                              95

Allegiant Asset Allocation Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                                Aggressive Allocation Fund
                                                                                                    For the Year Ended
                                                                                            ----------------------------------
                                                                                             May 31, 2006       May 31, 2005
Investment Activities:
Net investment income                                                                           $    128          $     82
Net realized gain on investments sold, futures, foreign currency transactions, swap
 agreements and capital distributions received from affiliated funds                               1,361               477
Net change in unrealized appreciation (depreciation) on investments, futures and foreign
 currency translation                                                                               (386)              312
-----------------------------------------------------------------------------------------       --------          --------
 Net increase in net assets resulting from operations                                              1,103               871
-----------------------------------------------------------------------------------------       --------          --------
Dividends and Distributions to Shareholders:
Dividends from net investment income:
 Class I                                                                                            (125)              (46)
 Class A                                                                                             (47)              (20)
 Class B                                                                                             (28)               (5)
 Class C                                                                                             (19)               (3)
Distributions from net realized capital gains:
 Class I                                                                                            (102)                -
 Class A                                                                                             (22)                -
 Class B                                                                                             (27)                -
 Class C                                                                                             (19)                -
-----------------------------------------------------------------------------------------       --------          --------
Total dividends and distributions                                                                   (389)              (74)
-----------------------------------------------------------------------------------------       --------          --------
Share Transactions:
Proceeds from shares issued:
 Class I                                                                                           2,567                79
 Class A                                                                                             371               403
 Class B                                                                                             107               216
 Class C                                                                                             174               244
Net asset value of shares issued from merger:\(1)\
 Class I                                                                                               -                 -
 Class A                                                                                               -                 -
Reinvestment of dividends and distributions:
 Class I                                                                                             195                32
 Class A                                                                                              69                20
 Class B                                                                                              55                 4
 Class C                                                                                              37                 3
-----------------------------------------------------------------------------------------       --------          --------
Total proceeds from shares issued, merged and reinvested                                           3,575             1,001
-----------------------------------------------------------------------------------------       --------          --------
Value of shares redeemed:
 Class I                                                                                          (3,403)             (425)
 Class A                                                                                          (3,106)             (209)
 Class B                                                                                            (376)             (118)
 Class C                                                                                            (434)             (236)
-----------------------------------------------------------------------------------------       --------          --------
Total value of shares redeemed                                                                    (7,319)             (988)
-----------------------------------------------------------------------------------------       --------          --------
Increase (decrease) in net assets from share transactions                                         (3,744)               13
-----------------------------------------------------------------------------------------       --------          --------
Total increase (decrease) in net assets                                                           (3,030)              810
-----------------------------------------------------------------------------------------       --------          --------
Net Assets:
 Beginning of year                                                                                13,373            12,563
-----------------------------------------------------------------------------------------       --------          --------
 End of year*                                                                                   $ 10,343          $ 13,373
=========================================================================================       ========          ========
 *Including undistributed (distributions in excess of) net investment income                    $      7          $     46
=========================================================================================       ========          ========

\(1)\   See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

96

        Balanced Allocation Fund                      Conservative Allocation Fund
           For the Year Ended                              For the Year Ended
----------------------------------------       ------------------------------------------
  May 31, 2006          May 31, 2005              May 31, 2006             May 31, 2005
   $   2,430              $   2,305                 $    250                $    187
       8,305                  7,909                      643                     392
       2,182                  2,486                     (369)                     11
   ---------              ---------                 --------                --------
      12,917                 12,700                      524                     590
   ---------              ---------                 --------                --------
      (2,223)                (2,044)                    (201)                    (96)
        (224)                  (230)                     (51)                    (59)
         (44)                   (38)                     (22)                    (13)
         (11)                   (12)                     (19)                    (14)
           -                      -                     (159)                      -
           -                      -                      (18)                      -
           -                      -                      (21)                      -
           -                      -                      (19)                      -
   ---------              ---------                 --------                --------
      (2,502)                (2,324)                    (510)                   (182)
   ---------              ---------                 --------                --------
      16,653                 17,129                    2,903                     472
       3,239                  2,744                       85                     272
         267                    505                       41                      20
         256                    321                       60                      84
           -                  8,270                        -                       -
           -                  3,461                        -                       -
       1,966                  1,706                      296                      61
         210                    186                       60                      56
          43                     37                       43                      13
          11                     10                       35                      13
   ---------              ---------                 --------                --------
      22,645                 34,369                    3,523                     991
   ---------              ---------                 --------                --------
     (38,530)               (38,543)                  (1,310)                   (327)
      (8,000)                (6,623)                  (3,336)                   (161)
      (1,399)                (1,505)                    (133)                   (188)
        (821)                  (509)                    (573)                   (494)
   ---------              ---------                 --------                --------
     (48,750)               (47,180)                  (5,352)                 (1,170)
   ---------              ---------                 --------                --------
     (26,105)               (12,811)                  (1,829)                   (179)
   ---------              ---------                 --------                --------
     (15,690)                (2,435)                  (1,815)                    229
   ---------              ---------                 --------                --------
     159,956                162,391                   11,181                  10,952
   ---------              ---------                 --------                --------
   $ 144,266              $ 159,956                 $  9,366                $ 11,181
   =========              =========                 ========                ========
   $     303              $     680                 $     13                $     30
   =========              =========                 ========                ========

                                                                              97

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

1. Fund Organization

Allegiant Funds (the "Trust") is registered under the Investment Company Act of
1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January
28, 1986. As of May 31, 2006, the Trust offered for sale shares of 32 Funds.
Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the
Equity and Asset Allocation Funds, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class
C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. Effective May 31, 2006, Class B Shares are no longer offered except in connection with dividend reinvestments and permitted exchanges.

Effective May 19, 2006, Class R Shares were no longer offered in any of the
Allegiant Funds. Class R shareholders redeemed or exchanged their Shares prior to May 19.

The Trust currently offers five asset categories that consist of the following
Funds (each referred to as a "Fund" or collectively as the "Funds"):

Equity Funds

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund,
Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Factor
Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor
Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500(Reg. TM)
Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Asset Allocation Funds

Aggressive Allocation Fund, Balanced Allocation Fund and Conservative
Allocation Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity
Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Free Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund,
Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal
Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market
Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund
and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity and Asset
Allocation Funds. The financial statements of the Fixed Income and Tax Free
Bond Funds, and the Money Market Funds are not presented herein, but are presented separately.

98

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Equity and Asset Allocation Funds.

Investment Valuation

Investment securities of the Equity and Asset Allocation Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange ("NYSE"),
(normally 4:00 p.m. Eastern Time). Securities quoted on the NASD National
Markets system are valued at the official closing price.  Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices.  If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value.
Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity.  If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.  Short-term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Short term investments held as collateral for loaned securities are valued at amortized cost, which approximates market value.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S.
dollars using current exchange rates.

The Aggressive Allocation and Conservative Allocation Funds invest in underlying Allegiant Funds. Investments in underlying Allegiant Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board of Trustees has approved fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Significant events (e.g., movement in the U.S.
securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded)
and the time that the Fund calculates its net asset value ("NAV") (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

                                                                              99

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution
(12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Large Cap Core Equity, Large Cap
Value, S&P 500(Reg. TM) Index, Aggressive Allocation and Balanced Allocation
Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Growth, Mid Cap
Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Focused Value,
Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap Core and
Small Cap Growth Funds, if any, are declared and paid annually. Dividends from net investment income of the Conservative Allocation Fund, if any, are declared and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the International Equity and Balanced Allocation Funds
are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions.
Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statement of Operations for the current period. The
International Equity and Balanced Allocation Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Forward Foreign Currency Contracts

Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are
"marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Details of foreign currency contracts open at year end are included in the respective Fund's Statement of
Net Assets.

100

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a
Fund each day, depending on the daily fluctuation of the value of the contract.
The daily change in the contract is recorded as unrealized gain or loss. The
Fund recognizes a realized gain or loss when the contract is closed. Details of futures contracts open at year end are included in the respective Fund's
Statement of Net Assets.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

When-Issued and Delayed Delivery Transactions

The Balanced Allocation Fund may purchase or sell securities on a when-issued or delayed delivery basis for the purpose of enhancing its yield. These transactions (principally in mortgage-backed securities referred to as TBA's or
To Be Announced) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Fund may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Fund accounts for such transactions as purchases and sales at the commitment date and maintains liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Swap Agreements

The Balanced Allocation Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk. Swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount (a total return swap). To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying
Statement of Operations as realized gains or losses.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized at contract stipulated reset dates and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian or counterparty's broker in compliance with swap contract provisions.
Risks may exceed amounts recognized on the Statement of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. There were no open swap agreements at year end.

                                                                             101

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees
Fees paid by the Equity and Asset Allocation Funds pursuant to the Advisory
Agreements with Allegiant Asset Management Company (the "Adviser"), an indirect wholly owned subsidiary of National City Corporation ("NCC"), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund's average daily net assets.  Polaris Capital Management, Inc.
("Polaris"), an independent registered investment adviser, serves as sub-adviser to a portion of the International Equity Fund.  For its services,
Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35%
of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million.  The
Adviser may, from time to time, waive any portion of its fees.  Such waivers are voluntary and may be changed or discontinued at any time.  The table below lists the advisory fees and waivers that were in effect on May 31, 2006.

                                                               Annual        Fee
                                                               Rate         Waiver
          International Equity Fund                            1.15%         0.15%
          ----------------------------------------------       ----          ----
          Large Cap Core Equity Fund\(1)\                      0.75%         0.00%
          ----------------------------------------------       ----          ----
          Large Cap Growth Fund\(1)\                           0.75%         0.00%
          ----------------------------------------------       ----          ----
          Large Cap Value Fund\(1)\                            0.75%         0.00%
          ----------------------------------------------       ----          ----
          Mid Cap Growth Fund\(2)\                             1.00%         0.55%
          ----------------------------------------------       ----          ----
          Mid Cap Value Fund\(2)\                              1.00%         0.25%
          ----------------------------------------------       ----          ----
          Multi-Factor Small Cap Core Fund\(3)\                1.00%         0.15%*
          ----------------------------------------------       ----          -----
          Multi-Factor Small Cap Focused Value Fund\(3)\       1.00%         0.15%*
          ----------------------------------------------       ----          -----
          Multi-Factor Small Cap Growth Fund\(3)\              1.00%         0.45%*
          ----------------------------------------------       ----          -----
          Multi-Factor Small Cap Value Fund\(3)\               1.00%         0.00%
          ----------------------------------------------       ----          -----
          S&P 500(Reg. TM) Index Fund                          0.35%         0.15%
          ----------------------------------------------       ----          -----
          Small Cap Core Fund\(3)\                             1.00%         0.00%
          ----------------------------------------------       ----          -----
          Small Cap Growth Fund\(3)\                           1.00%         0.45%
          ----------------------------------------------       ----          -----
          Aggressive Allocation Fund                           0.25%         0.25%
          ----------------------------------------------       ----          -----
          Balanced Allocation Fund                             0.75%         0.00%
          ----------------------------------------------       ----          -----
          Conservative Allocation Fund                         0.25%         0.25%
          ----------------------------------------------       ----          -----
          *During the period September 30, 2005 (commencement of operations) to
          December 31, 2005, the Adviser voluntarily waived 0.15%, 0.15% and
          0.45% of its fees for Multi-Factor Small Cap Core, Multi-Factor Small
          Cap Focused Value and Multi-Factor Small Cap Growth Funds,
          respectively. As of May 31, 2006, the Adviser voluntarily waived the requisite amount of its fees to maintain the expense ratios of Class I and Class A Shares of Multi-Factor Small Cap Core, Multi-Factor Small
          Cap Focused Value and Multi-Factor Small Cap Growth Funds at 0.95% and
          1.20%, 1.17% and 1.42%, and 0.95% and 1.20%, respectively.

\(1)\   Effective March 1, 2006, the Adviser adopted a tiered advisory fee structure for the Large Cap Core Equity, Large Cap Growth and Large Cap
        Value Funds. The advisory fee for these Funds is calculated as follows:
        0.75% of the first $1 billion of average daily net assets, 0.70% of the next $500 million of average daily net assets and 0.65% of average daily net assets in excess of $1.5 billion.
\(2)\   Effective March 1, 2006, the Adviser adopted a tiered advisory fee structure for the Mid Cap Growth and Mid Cap Value Funds. The advisory fee for these Funds is calculated as follows: 1.00% of the first $1 billion of average daily net assets, 0.95% of the next $500 million of average daily net assets and 0.90% of average daily net assets in excess of $1.5 billion.
\(3)\   Effective October 1, 2005, the Adviser adopted a tiered advisory fee structure for the Multi-Factor Small Cap Core, Multi-Factor Small Cap
        Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap
        Value, Small Cap Core and Small Cap Growth Funds. The advisory fee for these Funds is calculated as follows: 1.00% of the first $500 million of average daily net assets, 0.95% of the next $500 million of average daily net assets and 0.90% of average daily net assets in excess of $1 billion. Multi-Factor Small Cap Value Fund was the only Fund with average daily net assets sufficient in amount to utilize such tiered advisory fee calculation. Its effective advisory fee for the year ended
        May 31, 2006 was 0.9855%. Prior to October 1, 2005, advisory fees were calculated at a flat 1.00% of average daily net assets for Multi-Factor
        Small Cap Value, Small Cap Core and Small Cap Growth Funds.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to
such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class
B and Class C Shares in consideration for payment of a fee of 0.25% on an annual basis, based on each Class' average daily net assets.

102

Custodian Fees

Effective February 21, 2006, PFPC Trust Co., an affiliate of PFPC Inc. ("PFPC")
(one of the Trust's Co-Administrators), succeeded National City Bank ("NCB"), an affiliate of the Adviser, as Custodian for the Trust, except for
International Equity and Balanced Allocation Funds, which were effective May 1,
2006.  PFPC Trust Co. was already Custodian for the Allegiant Advantage Fund
("Advantage"), another registered investment company managed by the Adviser.
Pursuant to such Custodian change, effective February 21, 2006, custodian fees for the Trust and Advantage were calculated as follows:  0.004% of the first
$10 billion of the combined average daily gross assets of the Trust and
Advantage and 0.002% of the combined average daily gross assets in excess of
$10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund's average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.  For the period July 1, 2005 to February 20, 2006, NCB received fees for its services as Custodian calculated at the following rates: (i) 0.007% of the first $5 billion of the Trust's average daily gross assets; (ii) 0.004% of the next $5 billion of the Trust's average daily gross assets; and (iii) 0.002% of the Trust's average daily gross assets in excess of $10 billion. These fees were allocated to the Funds based on their average daily net assets. NCB received other transaction-based charges and was reimbursed for out-of-pocket expenses. Prior to July 1, 2005, NCB's fees for the provision of custody services were as follows: (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million from each Fund, respectively. NCB also received other transaction-based charges and was reimbursed for out-of-pocket expenses.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC ("PFD" or the "Distributor")
are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with
Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds' Class I and Class A Shares.  During the period June 1,
2005 to February 28, 2006, the 12b-1 fee accrual rates with respect to Class I and Class A Shares of the Equity Funds (excluding S&P 500(Reg. TM) Index Fund which remained unchanged throughout the year) and the Asset Allocation Funds, were 0.08% and 0.06% per annum, respectively, of average daily net assets.
Effective March 1, 2006, the 12b-1 fee accrual rates with respect to Class I and Class A Shares were reduced (except for S&P 500(Reg. TM) Index Fund which remained unchanged) to the rates shown in the table below:

                                                            Annual Rate
                                                       Class I           Class A
  International Equity Fund                             0.05%             0.05%
---------------------------------------------           ----              ----
  Large Cap Core Equity Fund                            0.05%             0.05%
---------------------------------------------           ----              ----
  Large Cap Growth Fund                                 0.05%             0.05%
---------------------------------------------           ----              ----
  Large Cap Value Fund                                  0.05%             0.05%
---------------------------------------------           ----              ----
  Mid Cap Growth Fund                                   0.03%             0.03%
---------------------------------------------           ----              ----
  Mid Cap Value Fund                                    0.05%             0.05%
---------------------------------------------           ----              ----
  Multi-Factor Small Cap Core Fund                      0.02%             0.02%
---------------------------------------------           ----              ----
  Multi-Factor Small Cap Focused Value Fund             0.02%             0.02%
---------------------------------------------           ----              ----
  Multi-Factor Small Cap Growth Fund                    0.02%             0.02%
---------------------------------------------           ----              ----
  Multi-Factor Small Cap Value Fund                     0.05%             0.05%
---------------------------------------------           ----              ----
  S&P 500(Reg. TM) Index Fund                          0.005%            0.005%
---------------------------------------------          -----             -----
  Small Cap Core Fund                                   0.05%             0.05%
---------------------------------------------          -----             -----
  Small Cap Growth Fund                                 0.03%             0.03%
---------------------------------------------          -----             -----
  Aggressive Allocation Fund                            0.02%             0.02%
---------------------------------------------          -----             -----
  Balanced Allocation Fund                              0.03%             0.03%
---------------------------------------------          -----             -----
  Conservative Allocation Fund                          0.02%             0.02%
---------------------------------------------          -----             -----

                                                                             103

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

The Trust also has adopted plans under Rule 12b-1 with respect to Class B and
Class C Shares pursuant to which the Funds, excluding the Aggressive Allocation and Conservative Allocation Funds, compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B and Class C Shares. The Aggressive Allocation and
Conservative Allocation Funds compensate the Distributor for distribution services in an amount up to 0.65% per annum of the average daily net assets of the Funds' Class B and Class C Shares.

Trustees' Fees

The Trustees are paid for services rendered to all of the Funds and the
Allegiant Advantage Fund ("Advantage"), another registered investment company managed by the Adviser, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of
$25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.  Prior to
January 1, 2006, each Trustee received an annual fee of $25,000 plus $4,000 for each combined Board meeting attended, and the Chairman of the Board received an additional fee of $21,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities.  No person who is an officer, director, trustee, or employee of the
Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the
Trust.

Trustees who receive fees are eligible for participation in the Trust's
Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PFPC and NCB are parties to a Co-Administration and Accounting
Services Agreement, pursuant to which  PFPC and NCB have agreed to serve as
Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06%
based on average daily net assets of the Trust's Funds, of which approximately
0.0238% was allocated to PFPC and approximately 0.0362% was allocated to NCB.
One of the officers of PFPC is Treasurer of the Trust.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2006, include legal fees of $568,200 paid to Drinker Biddle & Reath LLP.  A partner of that firm is
Secretary of the Trust.

Affiliated Funds

Pursuant to an exemptive order issued by the SEC, the Equity and Asset
Allocation Funds may invest in the Allegiant Money Market Funds or the
Allegiant Advantage Institutional Money Market Fund (a portfolio offered by
Advantage), provided that investments in such Money Market Funds do not exceed
25% of the investing Fund's total assets. The adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds.
Dividends received from such investments are reported as "Income from affiliate" in the Statements of Operations. The Aggressive Allocation and
Conservative Allocation Funds only invest in certain other Allegiant Funds from whom they derive their dividend income, capital gain distributions and realized capital gains (losses).

Redemption Fees

The International Equity , Multi-Factor Small Cap Core, Multi-Factor Small Cap
Focused Value, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value,
Small Cap Core and Small Cap Growth Funds charge a redemption fee of 2.00% on proceeds from Class I, Class A and Class C (where applicable) Shares redeemed or exchanged within 60 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of total redemption proceeds and is retained by the applicable Fund and accounted for as additional paid-in-capital. Certain exceptions to the imposition of the redemption fee exist.

104

4. Investments

During the year ended May 31, 2006, the cost of purchases and proceeds from sales of investments, other than short-term investments and U.S. government obligations were:

                                                    Purchases         Sales
                                                     (000)           (000)
  International Equity Fund                        $ 295,592      $  276,504
----------------------------------------------     ---------      ----------
  Large Cap Core Equity Fund                         150,874         160,188
----------------------------------------------     ---------      ----------
  Large Cap Growth Fund                              465,432         553,703
----------------------------------------------     ---------      ----------
  Large Cap Value Fund                               287,651         342,376
----------------------------------------------     ---------      ----------
  Mid Cap Growth Fund                                 33,376          37,043
----------------------------------------------     ---------      ----------
  Mid Cap Value Fund                                  70,140          34,057
----------------------------------------------     ---------      ----------
  Multi-Factor Small Cap Core Fund*                    4,485           3,793
----------------------------------------------     ---------      ----------
  Multi-Factor Small Cap Focused Value Fund*           5,057           4,641
----------------------------------------------     ---------      ----------
  Multi-Factor Small Cap Growth Fund*                  4,398           4,116
----------------------------------------------     ---------      ----------
  Multi-Factor Small Cap Value Fund                  889,629       1,187,499
----------------------------------------------     ---------      ----------
  S&P 500(Reg. TM) Index Fund                         99,814         295,939
----------------------------------------------     ---------      ----------
  Small Cap Core Fund                                192,441         149,008
----------------------------------------------     ---------      ----------
  Small Cap Growth Fund                               47,473          61,862
----------------------------------------------     ---------      ----------
  Aggressive Allocation Fund                           3,139           5,420
----------------------------------------------     ---------      ----------
  Balanced Allocation Fund                            70,721         121,701
----------------------------------------------     ---------      ----------
  Conservative Allocation Fund                         2,517           3,420
----------------------------------------------     ---------      ----------
  * From commencement of operations (September 30, 2005) to May 31, 2006.

During the year ended May 31, 2006, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

                                      Purchases            Sales
                                        (000)              (000)
  Balanced Allocation Fund            $ 258,419          $ 228,401
----------------------------          ---------          ---------

5. Federal Income Taxes

Each of the Equity and Asset Allocation Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue
Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax.
Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S.
generally accepted accounting principles.  These book/tax differences are either temporary or permanent in nature, and are primarily due to wash sales, foreign currency losses, "mark to market" of certain futures contracts and
Passive Foreign Investment Company  (PFIC) stock, and dividends deemed paid upon shareholder redemption of fund shares.  The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity and Asset
Allocation Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.  Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2006:

                                                                             105

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

                                                 Undistributed       Accumulated
                                                  Investment        Net Realized
                                                    Income         Gains (Losses)     Paid-in Capital
                                                    (000)              (000)              (000)
  International Equity Fund                        $ (3,565)           $ 3,565             $   -
---------------------------------------------      --------            -------             -----
  Large Cap Core Equity Fund                              1               (177)              176
---------------------------------------------      --------            -------             -----
  Large Cap Growth Fund                               3,576             (6,202)            2,626
---------------------------------------------      --------            -------             -----
  Large Cap Value Fund                                   (1)            (2,288)            2,289
---------------------------------------------      --------            -------             -----
  Mid Cap Growth Fund                                    80                  1               (81)
---------------------------------------------      --------            -------             -----
  Mid Cap Value Fund                                      -               (125)              125
---------------------------------------------      --------            -------             -----
  Multi-Factor Small Cap Core Fund                        5                  -                (5)
---------------------------------------------      --------            -------             -----
  Multi-Factor Small Cap Focused Value Fund               5                  -                (5)
---------------------------------------------      --------            -------             -----
  Multi-Factor Small Cap Growth Fund                     16                 (3)              (13)
---------------------------------------------      --------            -------             -----
  Multi-Factor Small Cap Value Fund                   1,991             (6,283)            4,292
---------------------------------------------      --------            -------             -----
  S&P 500(Reg. TM) Index Fund                             -             (2,055)            2,055
---------------------------------------------      --------            -------             -----
  Small Cap Core Fund                                   924               (128)             (796)
---------------------------------------------      --------            -------             -----
  Small Cap Growth Fund                                 330                  -              (330)
---------------------------------------------      --------            -------             -----
  Aggressive Allocation Fund                             52               (148)               96
---------------------------------------------      --------            -------             -----
  Balanced Allocation Fund                             (305)               305                 -
---------------------------------------------      --------            -------             -----
  Conservative Allocation Fund                           26                (85)               59
---------------------------------------------      --------            -------             -----

The tax character of dividends and distributions paid during the years ended
May 31, 2006 and May 31, 2005 were as follows:

                                                  Ordinary       Long-Term
                                                   Income      Capital Gain      Total
                                                   (000)           (000)         (000)
  International Equity Fund .................
    2006 ....................................     $ 4,866        $      -       $  4,866
    2005 ....................................       4,191               -          4,191
----------------------------------------------    -------        --------       --------
  Large Cap Core Equity Fund ................
    2006 ....................................       4,576           1,173          5,749
    2005 ....................................       1,563           3,118          4,681
----------------------------------------------    -------        --------       --------
  Large Cap Growth Fund .....................
    2006 ....................................       4,809          19,912         24,721
    2005 ....................................           -           8,863          8,863
----------------------------------------------    -------        --------       --------
  Large Cap Value Fund ......................
    2006 ....................................      16,368          35,448         51,816
    2005 ....................................      12,327          19,720         32,047
----------------------------------------------    -------        --------       --------
  Mid Cap Value Fund ........................
    2006 ....................................       3,383           3,990          7,373
    2005 ....................................       4,518           5,784         10,302
----------------------------------------------    -------        --------       --------
  Multi-Factor Small Cap Value Fund .........
    2006 ....................................      45,034          67,434        112,468
    2005 ....................................      76,355         119,753        196,108
----------------------------------------------    -------        --------       --------
  S&P 500(Reg. TM) Index Fund ...............
    2006 ....................................       5,529               -          5,529
    2005 ....................................       6,979               -          6,979
----------------------------------------------    -------        --------       --------
  Aggressive Allocation Fund ................
    2006 ....................................         219             170            389
    2005 ....................................          74               -             74
----------------------------------------------    -------        --------       --------
  Balanced Allocation Fund ..................
    2006 ....................................       2,502               -          2,502
    2005 ....................................       2,324               -          2,324
----------------------------------------------    -------        --------       --------
  Conservative Allocation Fund ..............
    2006 ....................................         293             217            510
    2005 ....................................         182               -            182
----------------------------------------------    -------        --------       --------

106

As of May 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                     Undistributed      Undistributed
                                                       Ordinary           Long-Term
                                                        Income          Capital Gains
                                                         (000)              (000)
     International Equity Fund                         $    659           $      -
------------------------------------------------       --------           --------
     Large Cap Core Equity Fund                             357             10,133
------------------------------------------------       --------           --------
     Large Cap Growth Fund                                    -             34,905
------------------------------------------------       --------           --------
     Large Cap Value Fund                                 7,584             36,125
------------------------------------------------       --------           --------
     Mid Cap Growth Fund                                      -                  -
------------------------------------------------       --------           --------
     Mid Cap Value Fund                                     889              4,507
------------------------------------------------       --------           --------
     Multi-Factor Small Cap Core Fund                       101                  2
------------------------------------------------       --------           --------
     Multi-Factor Small Cap Focused Value Fund              328                  1
------------------------------------------------       --------           --------
     Multi-Factor Small Cap Growth Fund                       -                  -
------------------------------------------------       --------           --------
     Multi-Factor Small Cap Value Fund                   30,889             41,200
------------------------------------------------       --------           --------
     S&P 500(Reg. TM) Index Fund                            549                  -
------------------------------------------------       --------           --------
     Small Cap Core Fund                                      -              7,855
------------------------------------------------       --------           --------
     Small Cap Growth Fund                                    -                  -
------------------------------------------------       --------           --------
     Aggressive Allocation Fund                              11                606
------------------------------------------------       --------           --------
     Balanced Allocation Fund                               337              1,938
------------------------------------------------       --------           --------
     Conservative Allocation Fund                            22                436
------------------------------------------------       --------           --------

                                                                                                             Total
                                                                         Post-                          Distributable
                                                        Capital        October          Unrealized        Earnings
                                                        Loss           Currency       Appreciation      (Accumulated
                                                    Carryforward        Losses       (Depreciation)        Losses)
                                                        (000)           (000)             (000)             (000)
     International Equity Fund                       $  (86,454)       $ (166)          $ 44,404         $  (41,557)
------------------------------------------------     ----------        ------           --------         ----------
     Large Cap Core Equity Fund                               -             -             33,911             44,401
------------------------------------------------     ----------        ------           --------         ----------
     Large Cap Growth Fund                              (33,561)            -             83,088             84,432
------------------------------------------------     ----------        ------           --------         ----------
     Large Cap Value Fund                               (10,590)            -            101,437            134,556
------------------------------------------------     ----------        ------           --------         ----------
     Mid Cap Growth Fund                                (73,575)            -              4,035            (69,540)
------------------------------------------------     ----------        ------           --------         ----------
     Mid Cap Value Fund                                       -             -             14,261             19,657
------------------------------------------------     ----------        ------           --------         ----------
     Multi-Factor Small Cap Core Fund                         -             -                521                624
------------------------------------------------     ----------        ------           --------         ----------
     Multi-Factor Small Cap Focused Value Fund                -             -                307                636
------------------------------------------------     ----------        ------           --------         ----------
     Multi-Factor Small Cap Growth Fund                       -             -                308                308
------------------------------------------------     ----------        ------           --------         ----------
     Multi-Factor Small Cap Value Fund                        -             -            103,637            175,726
------------------------------------------------     ----------        ------           --------         ----------
     S&P 500(Reg. TM) Index Fund                         (3,567)            -             36,197             33,179
------------------------------------------------     ----------        ------           --------         ----------
     Small Cap Core Fund                                      -             -             29,064             36,919
------------------------------------------------     ----------        ------           --------         ----------
     Small Cap Growth Fund                              (83,975)            -              4,407            (79,568)
------------------------------------------------     ----------        ------           --------         ----------
     Aggressive Allocation Fund                               -             -                578              1,195
------------------------------------------------     ----------        ------           --------         ----------
     Balanced Allocation Fund                            (2,261)           (6)            13,663             13,671
------------------------------------------------     ----------        ------           --------         ----------
     Conservative Allocation Fund                             -             -                 99                557
------------------------------------------------     ----------        ------           --------         ----------

Post-October currency losses represent losses realized on currency transactions from November 1, 2005 through May 31, 2006 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. At May 31, 2006, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                               Expiring May 31,
                                   2007      2009        2010        2011         2012      2013       2014
                                   (000)     (000)       (000)       (000)        (000)     (000)      (000)      Total
  International Equity Fund        $  -      $    -     $     -     $ 86,454       $ -      $    -      $ -      $ 86,454
-------------------------------    ----      ------     -------     --------                ------               --------
  Large Cap Growth Fund*,**           -       6,821      26,740            -         -           -        -        33,561
-------------------------------    ----      ------     -------     --------       ---      ------      ---      --------
  Large Cap Value Fund**            750       2,561       7,279            -         -           -        -        10,590
-------------------------------    ----      ------     -------     --------       ---      ------      ---      --------
  Mid Cap Growth Fund                 -           -      35,696       37,879         -           -        -        73,575
-------------------------------    ----      ------     -------     --------       ---      ------      ---      --------
  S&P 500(Reg. TM) Index Fund         -           -           -        3,567         -           -        -         3,567
-------------------------------    ----      ------     -------     --------       ---      ------      ---      --------
  Small Cap Growth Fund**             -           -       8,227       68,841         -       6,907        -        83,975
-------------------------------    ----      ------     -------     --------       ---      ------      ---      --------
  Balanced Allocation Fund**          -         213       2,048            -         -           -        -         2,261
-------------------------------    ----      ------     -------     --------       ---      ------      ---      --------

*  The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with the Armada Large Cap
   Ultra Fund on April 23, 2004.
** A portion of the amount of this loss may be utilized in subsequent years.
   The amounts are subject to a substantial annual limitation due to the
   Fund's merger with its respective Riverfront Fund on October 11, 2004.

                                                                             107

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

During the year ended May 31, 2006, capital loss carry forwards that were utilized to offset capital gains were as follows:

                                           (000)
  International Equity Fund              $ 25,548
-------------------------------          --------
  Large Cap Growth Fund                     3,715
-------------------------------          --------
  Large Cap Value Fund                        957
-------------------------------          --------
  Mid Cap Growth Fund                       2,553
-------------------------------          --------
  S&P 500(Reg. TM) Index Fund              25,056
-------------------------------          --------
  Small Cap Core Fund                       2,667
-------------------------------          --------
  Small Cap Growth Fund                     3,803
-------------------------------          --------
  Aggressive Allocation Fund                  371
-------------------------------          --------
  Balanced Allocation Fund                  6,472
-------------------------------          --------

6. Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity and Asset Allocation Funds.

                                           Class I                      Class A
                                     Year           Year          Year          Year
                                     Ended          Ended         Ended         Ended
                                    5/31/06        5/31/05       5/31/06       5/31/05
International Equity Fund
Shares issued .................       4,100          2,254           227           218
Share reinvested ..............          60             69            18            11
Shares redeemed ...............      (4,357)       (11,057)         (273)         (361)
--------------------------------     ------        -------          ----          ----
 Net increase (decrease) ......        (197)        (8,734)          (28)         (132)
================================     ======        =======          ====          ====
Large Cap Core Equity Fund
Shares issued .................       1,063          1,884           106           196
Shares reinvested .............         385            336            12            13
Shares redeemed ...............      (1,448)        (3,099)         (331)         (318)
--------------------------------     ------        -------          ----          ----
 Net increase (decrease) ......           -           (879)         (213)         (109)
================================     ======        =======          ====          ====
Large Cap Growth Fund
Shares issued .................       2,769          3,132           381           498
Shares reinvested .............         696            317           237            95
Merger Shares .................           -            725             -           483
Shares redeemed ...............      (5,843)        (9,933)       (1,397)       (1,879)
--------------------------------     ------        -------        ------        ------
 Net increase (decrease) ......      (2,378)        (5,759)         (779)         (803)
================================     ======        =======        ======        ======
Large Cap Value Fund
Shares issued .................       4,145          4,049           599           444
Shares reinvested .............       1,318            961           205           120
Merger Shares .................           -          1,071             -           146
Shares redeemed ...............      (5,842)        (6,852)         (665)         (456)
--------------------------------     ------        -------        ------        ------
 Net increase (decrease) ......        (379)          (771)          139           254
================================     ======        =======        ======        ======
* See Note 1 on page 98.

                                         Class B                  Class C                  Class R*
                                    Year        Year        Year         Year         Year        Year
                                    Ended       Ended       Ended        Ended        Ended       Ended
                                   5/31/06     5/31/05     5/31/06      5/31/05      5/31/06     5/31/05
International Equity Fund
Shares issued .................        18          12         10          408            3          15
Share reinvested ..............         1           1          1            1            -           -
Shares redeemed ...............       (57)        (72)       (58)        (413)         (36)        (10)
--------------------------------      ---         ---        ---         ----          ---         ---
 Net increase (decrease) ......       (38)        (59)       (47)          (4)         (33)          5
================================      ===         ===        ===         ====          ===         ===
Large Cap Core Equity Fund
Shares issued .................        15          53          6           11            5          30
Shares reinvested .............         6           5          1            1            -           1
Shares redeemed ...............       (74)        (73)       (38)         (10)         (72)         (3)
--------------------------------      ---         ---        ---         ----          ---         ---
 Net increase (decrease) ......       (53)        (15)       (31)           2          (67)         28
================================      ===         ===        ===         ====          ===         ===
Large Cap Growth Fund
Shares issued .................        15          57         21           22            3          16
Shares reinvested .............        16           7          1            1            -           -
Merger Shares .................         -           -          -            -            -           -
Shares redeemed ...............       (95)        (91)       (47)         (18)         (31)         (4)
--------------------------------      ---         ---        ---         ----          ---         ---
 Net increase (decrease) ......       (64)        (27)       (25)           5          (28)         12
================================      ===         ===        ===         ====          ===         ===
Large Cap Value Fund
Shares issued .................        31          69         15           15            2           8
Shares reinvested .............        37          26          3            2            2           1
Merger Shares .................         -           -          -            -            -           -
Shares redeemed ...............      (159)       (178)       (31)         (15)         (40)         (3)
--------------------------------     ----        ----        ---         ----          ---         ---
 Net increase (decrease) ......       (91)        (83)       (13)           2          (36)          6
================================     ====        ====        ===         ====          ===         ===
* See Note 1 on page 98.

108

                                             Class I                     Class A
                                       Year            Year        Year          Year
                                       Ended           Ended       Ended         Ended
                                      5/31/06         5/31/05     5/31/06       5/31/05
Mid Cap Growth Fund
Shares issued ..................       1,106           195           145           326
Shares reinvested ..............           -                           -             -
Shares redeemed ................      (1,007)       (8,593)         (561)         (656)
---------------------------------     ------        ------          ----          ----
 Net increase (decrease) .......          99        (8,398)         (416)         (330)
=================================     ======        ======          ====          ====
Mid Cap Value Fund
Shares issued ..................       3,793           279           381           125
Shares reinvested ..............         168           347            57            77
Shares redeemed ................        (799)       (1,129)         (133)         (140)
---------------------------------     ------        ------          ----          ----
 Net increase (decrease) .......       3,162          (503)          305            62
=================================     ======        ======          ====          ====
Multi-Factor Small Cap Core Fund**
Shares issued ..................         591             -            10             -
Shares reinvested ..............           -             -             -             -
Shares redeemed ................           -             -             -             -
---------------------------------     ------        ------          ----          ----
 Net increase ..................         591             -            10             -
=================================     ======        ======          ====          ====
Multi-Factor Small Cap Focused Value Fund**
Shares issued ..................         547             -             7             -
Shares reinvested ..............           -             -             -             -
Shares redeemed ................           -             -             -             -
---------------------------------     ------        ------          ----          ----
 Net increase ..................         547             -             7             -
=================================     ======        ======          ====          ====
Multi-Factor Small Cap Growth Fund**
Shares issued ..................         522             -             2             -
Shares reinvested ..............           -             -             -             -
Shares redeemed ................           -             -             -             -
---------------------------------     ------        ------          ----          ----
 Net increase ..................         522             -             2             -
=================================     ======        ======          ====          ====
Multi-Factor Small Cap Value Fund
Shares issued ..................       4,070         5,921         1,956         3,509
Shares reinvested ..............       3,033         5,164         1,425         1,957
Shares redeemed ................     (13,960)      (11,575)       (5,166)       (3,167)
---------------------------------    -------       -------        ------        ------
 Net increase (decrease) .......      (6,857)         (490)       (1,785)        2,299
=================================    =======       =======        ======        ======
S&P 500(Reg. TM) Index Fund
Shares issued ..................       5,313        10,237           851         1,076
Shares reinvested ..............         401           588            34            24
Shares redeemed ................     (23,065)      (17,811)         (727)         (604)
---------------------------------    -------       -------        ------        ------
 Net increase (decrease) .......     (17,351)       (6,986)          158           496
=================================    =======       =======        ======        ======
Small Cap Core Fund
Shares issued ..................       8,592        11,823           141           300
Shares reinvested ..............           -             -             -             -
Shares redeemed ................      (4,628)       (1,122)          (87)          (95)
---------------------------------    -------       -------        ------        ------
 Net increase ..................       3,964        10,701            54           205
=================================    =======       =======        ======        ======
* See Note 1 on page 98.
**Commenced operations on September 30, 2005.

                                           Class B                   Class C                 Class R*
                                      Year         Year        Year         Year         Year        Year
                                      Ended        Ended       Ended        Ended        Ended       Ended
                                     5/31/06       5/31/05     5/31/06     5/31/05       5/31/06     5/31/05
Mid Cap Growth Fund
Shares issued ..................        12            48           9         273             -          -
Shares reinvested ..............         -             -           -           -             -          -
Shares redeemed ................      (178)         (336)        (42)       (286)            -          -
---------------------------------     ----          ----         ---        ----             -          -
 Net increase (decrease) .......      (166)         (288)        (33)        (13)            -          -
=================================     ====          ====         ===        ====             =          =
Mid Cap Value Fund
Shares issued ..................        31            36          58           9             5         31
Shares reinvested ..............        33            52           7          11             4          7
Shares redeemed ................       (50)          (36)        (13)        (11)          (54)       (13)
---------------------------------     ----          ----         ---        ----           ---        ---
 Net increase (decrease) .......        14            52          52           9           (45)        25
=================================     ====          ====         ===        ====           ===        ===
Multi-Factor Small Cap Core
Fund**
Shares issued ..................         -             -           -           -             -          -
Shares reinvested ..............         -             -           -           -             -          -
Shares redeemed ................         -             -           -           -             -          -
---------------------------------     ----          ----         ---        ----           ---        ---
 Net increase ..................         -             -           -           -             -          -
=================================     ====          ====         ===        ====           ===        ===
Multi-Factor Small Cap Focused
Value Fund**
Shares issued ..................         -             -           -           -             -          -
Shares reinvested ..............         -             -           -           -             -          -
Shares redeemed ................         -             -           -           -             -          -
---------------------------------     ----          ----         ---        ----           ---        ---
 Net increase ..................         -             -           -           -             -          -
=================================     ====          ====         ===        ====           ===        ===
Multi-Factor Small Cap Growth
Fund**
Shares issued ..................         -             -           -           -             -          -
Shares reinvested ..............         -             -           -           -             -          -
Shares redeemed ................         -             -           -           -             -          -
---------------------------------     ----          ----         ---        ----           ---        ---
 Net increase ..................         -             -           -           -             -          -
=================================     ====          ====         ===        ====           ===        ===
Multi-Factor Small Cap Value
Fund
Shares issued ..................        40           136         129         424             -          -
Shares reinvested ..............       119           152         154         218             -          -
Shares redeemed ................      (232)         (104)       (677)       (216)            -          -
---------------------------------     ----          ----        ----        ----           ---        ---
 Net increase (decrease) .......       (73)          184        (394)        426             -          -
=================================     ====          ====        ====        ====           ===        ===
S&P 500(Reg. TM) Index Fund
Shares issued ..................        76           132          53          61            75         61
Shares reinvested ..............         3             3           1           2             1          2
Shares redeemed ................       (96)          (49)       (122)        (24)         (191)       (96)
---------------------------------     ----          ----        ----        ----          ----        ---
 Net increase (decrease) .......       (17)           86         (68)         39          (115)       (33)
=================================     ====          ====        ====        ====          ====        ===
Small Cap Core Fund
Shares issued ..................        14            21          48          37             -          -
Shares reinvested ..............         -             -           -           -             -          -
Shares redeemed ................        (1)            -         (34)         (5)            -          -
---------------------------------     ----          ----        ----        ----          ----        ---
 Net increase ..................        13            21          14          32             -          -
=================================     ====          ====        ====        ====          ====        ===
*    See Note 1 on page 98.
**   Commenced operations on September 30, 2005.

                                                                             109

Allegiant Equity and Asset Allocation Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

                                           Class I                   Class A
                                     Year          Year          Year       Year
                                     Ended         Ended         Ended      Ended
                                    5/31/06        5/31/05      5/31/06     5/31/05
Small Cap Growth Fund
Shares issued .................         481          1,528         153         536
Shares reinvested .............           -              -           -           -
Merger Shares .................           -          1,071           -          68
Shares redeemed ...............      (1,592)       (14,126)       (500)       (947)
--------------------------------     ------        -------        ----        ----
 Net decrease .................      (1,111)       (11,527)       (347)       (343)
================================     ======        =======        ====        ====
Aggressive Allocation Fund
Shares issued .................         259              8          36          43
Shares reinvested .............          19              3           7           2
Shares redeemed ...............        (337)           (44)       (313)        (22)
--------------------------------     ------        -------        ----        ----
 Net increase (decrease) ......         (59)           (33)       (270)         23
================================     ======        =======        ====        ====
Balanced Allocation Fund
Shares issued .................       1,599          1,756         310         284
Shares reinvested .............         189            175          20          19
Merger Shares .................           -            873           -         365
Shares redeemed ...............      (3,684)        (3,964)       (777)       (680)
--------------------------------     ------        -------        ----        ----
 Net decrease .................      (1,896)        (1,160)       (447)        (12)
================================     ======        =======        ====        ====
Conservative Allocation Fund
Shares issued .................         282             46           8          27
Shares reinvested .............          28              5           6           5
Shares redeemed ...............        (126)           (31)       (323)        (16)
--------------------------------     ------        -------        ----        ----
 Net increase (decrease) ......         184             20        (309)         16
================================     ======        =======        ====        ====

                                          Class B                Class C                Class R*
                                     Year        Year        Year       Year        Year        Year
                                     Ended       Ended       Ended      Ended       Ended       Ended
                                    5/31/06      5/31/05     5/31/06    5/31/05     5/31/06     5/31/05
Small Cap Growth Fund
Shares issued .................         9            24          5         35           7          8
Shares reinvested .............         -             -          -          -           -          -
Merger Shares .................         -             -          -          -           -          -
Shares redeemed ...............      (156)         (304)       (71)       (38)        (23)       (11)
--------------------------------     ----          ----        ---        ---         ---        ---
 Net decrease .................      (147)         (280)       (66)        (3)        (16)        (3)
================================     ====          ====        ===        ===         ===        ===
Aggressive Allocation Fund
Shares issued .................        11            23         17         26           -          -
Shares reinvested .............         5             -          4          -           -          -
Shares redeemed ...............       (37)          (12)       (43)       (24)          -          -
--------------------------------     ----          ----        ---        ---         ---        ---
 Net increase (decrease) ......       (21)           11        (22)         2           -          -
================================     ====          ====        ===        ===         ===        ===
Balanced Allocation Fund
Shares issued .................        25            52         25         33           -          -
Shares reinvested .............         4             4          1          1           -          -
Merger Shares .................         -             -          -          -           -          -
Shares redeemed ...............      (134)         (154)       (78)       (52)          -          -
--------------------------------     ----          ----        ---        ---         ---        ---
 Net decrease .................      (105)          (98)       (52)       (18)          -          -
================================     ====          ====        ===        ===         ===        ===
Conservative Allocation Fund
Shares issued .................         4             2          6          8           -          -
Shares reinvested .............         4             1          3          1           -          -
Shares redeemed ...............       (12)          (19)       (55)       (48)          -          -
--------------------------------     ----          ----        ---        ---         ---        ---
 Net increase (decrease) ......        (4)          (16)       (46)       (39)          -          -
================================     ====          ====        ===        ===         ===        ===

* See Note 1 on page 98.

7. Market and Credit Risk

Some countries in which certain of the Equity and Asset Allocation Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United
States.  Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans.  Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity and Asset Allocation Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the
Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price.

8. Securities Lending

To generate additional income, the Equity and Asset Allocation Funds (excluding
Aggressive and Conservative Allocation Funds) may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with Union
Bank of California ("UBOC"), the securities lending agent.  The Funds may lend up to 50% of securities in which they are invested requiring that the loan be continuously collateralized

110

by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned.  The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.  The lending Funds receive 70%
of the gross income earned comprised of interest received on the collateral net of broker rebates and other expenses incurred by UBOC.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the
Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending
Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Fund Mergers/Reorganizations

Effective October 11, 2004, under the Agreement and Plan of Reorganization approved on October 7, 2004 by shareholders of The Provident Riverfront Funds, all of the assets and liabilities of The Provident Riverfront Funds were transferred in a tax-free exchange into the Allegiant Funds as follows:

                                    Provident Riverfront Funds
                                                                   Unrealized         Accumulated
                                 Shares       Net Assets on      Appreciation        Net Realized
        Acquired Fund          Exchanged        10/10/04        (Depreciation)          Losses
Balanced Fund                 1,238,276       $ 11,730,631        $  377,864        $  (3,185,800)
---------------------------   ---------       ------------        ----------        -------------
Large Company Select Fund     1,208,032         21,308,937          (301,768)         (21,447,303)
---------------------------   ---------       ------------        ----------        -------------
Select Value Fund             1,216,728         20,633,711         2,161,697          (12,194,355)
---------------------------   ---------       ------------        ----------        -------------
Small Company Select Fund     1,139,418          9,655,473          (230,648)          (4,137,674)
---------------------------   ---------       ------------        ----------        -------------

                                     Allegiant Funds
                                                             Net Assets on        Aggregate
        Acquired Fund                Acquiring Fund            10/10/04          Net Assets
Balanced Fund                 Balanced Allocation Fund      $ 157,994,088      $ 169,724,719
---------------------------   --------------------------    -------------      -------------
Large Company Select Fund     Large Cap Growth Fund           654,110,443        675,419,380
---------------------------   --------------------------    -------------      -------------
Select Value Fund             Large Cap Value Fund            584,730,753        605,364,464
---------------------------   --------------------------    -------------      -------------
Small Company Select Fund     Small Cap Growth Fund            83,236,418         92,891,891
---------------------------   --------------------------    -------------      -------------

10. In Kind Redemption

During the year ended May 31, 2006, S&P 500(Reg. TM) Index Fund distributed securities in lieu of cash for a Class I shareholder redemption. The shareholder received a pro-rata portion of S&P 500(Reg. TM) Index Fund's investments. The value of the redemption was as follows:

                                                            Net Realized
                                         Value of           Gain Included        Shares
                                      the Redemption        in Redemption       Redeemed
  S&P 500(Reg. TM) Index Fund            5,382,824           $ 2,123,015         492,933
-------------------------------          ---------           -----------         -------

The net realized gain from this transaction was not taxable to the Fund. Such gain was not distributable to shareholders and was reclassified to paid-in-capital. This transaction was executed following guidelines approved by the Board of Trustees.

11. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

(Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws.  Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.  Accordingly, the information needed by shareholders for calendar year 2006 income tax purposes will be sent to them in early 2007.
Please consult your tax advisor for proper treatment of this information.

                                                                             111

Allegiant Equity and Asset Allocation Funds
NOTICE TO SHAREHOLDERS
(Unaudited)

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

              Name of Fund
  Large Cap Core Equity Fund                $  1,173
-------------------------------------       --------
  Large Cap Growth Fund                       19,912
-------------------------------------       --------
  Large Cap Value Fund                        35,448
-------------------------------------       --------
  Mid Cap Value Fund                           3,990
-------------------------------------       --------
  Multi-Factor Small Cap Value Fund           67,434
-------------------------------------       --------
  Aggressive Allocation Fund                     170
-------------------------------------       --------
  Conservative Allocation Fund                   217
-------------------------------------       --------

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

              Name of Fund
  Large Cap Core Equity Fund                   93.03%
-------------------------------------       --------
  Large Cap Growth Fund                       100.00%
-------------------------------------       --------
  Large Cap Value Fund                         77.10%
-------------------------------------       --------
  Mid Cap Value Fund                           18.05%
-------------------------------------       --------
  Multi-Factor Small Cap Value Fund            15.82%
-------------------------------------       --------
  S&P 500 Index Fund                          100.00%
-------------------------------------       --------
  Aggressive Allocation Fund                   51.15%
-------------------------------------       --------
  Balanced Allocation Fund                     57.89%
-------------------------------------       --------
  Conservative Allocation Fund                 19.17%
-------------------------------------       --------

If the Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.  The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.2906 per share (representing a total of $5,736,597).  The total amount of  taxes paid to such countries is $0.0244 per share (representing a total of $481,167).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

              Name of Fund
  International Equity Fund                     80.81%
-------------------------------------          ------
  Large Cap Core Equity Fund                    47.82%
-------------------------------------          ------
  Large Cap Growth Fund                        100.00%
-------------------------------------          ------
  Large Cap Value Fund                          78.62%
-------------------------------------          ------
  Mid Cap Value Fund                            17.67%
-------------------------------------          ------
  Multi-Factor Small Cap Value Fund             11.35%
-------------------------------------          ------
  S&P 500 Index Fund                            94.03%
-------------------------------------          ------
  Aggressive Allocation Fund                    59.76%
-------------------------------------          ------
  Balanced Allocation Fund                      43.98%
-------------------------------------          ------
  Conservative Allocation Fund                  22.74%
-------------------------------------          ------

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax
(tax) purposes.

112

--------------------------------------------------------------------------------
Proxy Voting

A description of the policies and procedures that Allegiant Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent
12-month period ending June 30,  is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at
www.allegiantfunds.com, or the SEC's website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust's first and third fiscal quarters. The Trust's Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust's website at
www.allegiantfunds.com, on the SEC's website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC's Public Reference Room in Washington, DC
(call 1-800-732-0330 for information on the operation of the Public Reference
Room).
--------------------------------------------------------------------------------
                               Investment Advisor

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                             Cleveland, Ohio 44114

                                  Distributor

                      Professional Funds Distributor, LLC
                                 760 Moore Road
                      King of Prussia, Pennsylvania 19406

                                 Legal Counsel
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                 Independent Registered Public Accounting Firm
                               Ernst & Young  LLP
                              Two Commerce Square
                         2001 Market Street, Suite 4000
                        Philadelphia, Pennsylvania 19103

                                   Custodian
                               PFPC Trust Company
                       8100 Tinicum Boulevard, 4th Floor
                        Philadelphia, Pennsylvania 19153

                                                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]

                                                                 ALL-AR-004-0606

[GRAPHIC OMITTED]

                                                                   ANNUAL REPORT
                                                                    May 31, 2006

                                                              Fixed Income Funds
                                                             Tax Free Bond Funds

[GRAPHIC OMITTED]

The Discipline of Investing, a Commitment to Results

ALLEGIANT FIXED INCOME AND
TAX FREE BOND FUNDS
ANNUAL REPORT

FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

EQUITY FUNDS
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500(Reg. TM) Index Fund
Small Cap Core Fund
Small Cap Growth Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

Report of Independent Registered Public
  Accounting Firm ..................................              18

                                                                          Statements
                                                         Financial            of
                                                         Highlights       Net Assets
                                                         ----------      -----------
Bond Fund ..........................................         19                24
Government Mortgage Fund ...........................         19                28
Intermediate Bond Fund .............................         20                30
Limited Maturity Bond Fund .........................         20                34
Total Return Advantage Fund ........................         21                37
Ultra Short Bond Fund ..............................         21                41
Intermediate Tax Exempt Bond Fund ..................         22                44
Michigan Intermediate Municipal Bond Fund ..........         22                48
Ohio Intermediate Tax Exempt Bond Fund .............         23                50
Pennsylvania Intermediate Municipal Bond
  Fund .............................................         23                54

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges, and expenses of the Allegiant Fixed Income and Tax Free Bond Funds (the "Funds") carefully before invest ing. A prospectus and other information about the Funds may be obtained by call ing your investment professional, calling 1-800-622-FUND (3863)
or downloading one at www.allegiantfunds.com. Please read it carefully before investing.

             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

Allegiant Asset Management Company ("AAM") serves as investment adviser to the
Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC ("PFD"), 760 Moore Road, King
of Prussia, PA 19406. PFD is not affiliated with AAM and is not a bank.

                                 Allegiant Fixed Income and Tax Free Bond Funds
                                                              CHAIRMAN'S MESSAGE

JULY 2006

Dear Shareholders:

We are pleased to provide you with important annual information about Allegiant
Funds, as well as a review of the financial markets and the events shaping the global markets. Overall, the Board is very satisfied with the progress made this year by our portfolio management teams. During the year, total net assets of the Allegiant Funds decreased by $924 million to $10.5 billion due to net shareholder redemptions. We encourage you to review the audited financial information contained in this report to stay informed about your investments.

We also are pleased to welcome three new Trustees - Tim Swanson, President and
CEO, Dorothy Berry, and Kelley Brennan - whose industry expertise will be very helpful to our Board. They replace three retiring Trustees - Herb Martens,
President and CEO, Bob Farling, and Bill Pullen - who made valuable contributions to the Funds over many years.

If you have questions regarding the Funds or your investments, we encourage you to speak with your investment professional or call an Allegiant Funds representative at 1-800-622-FUND (3863). More information about Allegiant Funds is available on our website, www.allegiantfunds.com.

Thank you for making Allegiant Funds part of your investment portfolio and we look forward to helping you achieve your financial goals in the year ahead.

Sincerely,

/s/ Robert D. Neary

Robert D. Neary
Chairman

[GRAPHIC OMITTED]

                                                                               1

Allegiant Fixed Income and Tax Free Bond Funds
MESSAGE FROM THE INVESTMENT ADVISER

JULY 2006

Dear Shareholders:

We have experienced a transformational year at Allegiant Asset Management
Company and it makes writing this letter so rewarding. I am confident we will reach our strategic objective to deliver strong investment performance and unparalleled service because we have highly engaged, motivated professionals, who deliver on their commitments. As adviser to the fund complex, I would like to highlight several themes that illustrate our approach to become your investment manager of choice:

     o    Driving investment excellence: In the past two years, Allegiant took decisive steps to solidify the investment processes and strategies implemented by our portfolio management teams.

     o    Strengthening our platform for future growth: Allegiant marked the beginning of 2006 with completion of significant systems conversions that are critical to expanding our existing infrastructure, creating greater efficiencies and streamlining reporting and compliance monitoring.

     o    Creating a dynamic culture within our organization: With the input and feedback from within, Allegiant supports an investment management firm where our team members are valued and empowered. Simultaneously,
          Allegiant continues to attract established talent to build top-tier investment management teams.

These initiatives are important to our future success because they enable us to create value for you as Allegiant shareholders.

Please review the economic overview and portfolio manager commentaries on the following pages for insight into market events and investment decisions made by portfolio managers during this period.  We are pleased to share this information with you and hope you find it helpful in understanding your investments and planning for your financial goals.

Sincerely,

John Abunassar
President & CEO
Allegiant Asset Management Company

[GRAPHIC OMITTED]

2

                                 Allegiant Fixed Income and Tax Free Bond Funds
                                                    ECONOMIC AND MARKET OVERVIEW
JULY 2006

"...the red-hot housing market appears to be cooling and real interest rates are now positive..."

Concern over rising inflation pressures dominated the actions of the Federal
Reserve Board (the "Fed"), which led to a series of measured tightening moves over the past year. The Fed enacted eight straight interest rate hikes to curb the accessibility of credit for both consumers and corporations. This trend dates back to the summer of 2004, when the Fed began moving the federal funds target higher by 25 basis points at each Federal Open Markets Committee (FOMC)
meeting. This tactic resulted in an increase in the overnight interest rate from
1% in 2004 to 5.25% by the late spring of 2006. This overall approach seemed to have had the desired effect - the red-hot housing market appears to be cooling and real interest rates are now positive, suggesting that the Fed may have gained some ground in their mission to control inflation.

The bond markets followed the Fed's lead for most of the year, with interest rates moving higher in tandem with the Fed's interest rate moves.  Although it was an attractive environment for cash investors, the overall bond market, as measured by the Lehman Aggregate Bond Index, produced a slightly negative return of -0.48% for the year ended May 31, 2006.  The relative impact of the
Fed was less significant for longer duration bonds.  The yield curve flattened accordingly, as witnessed by yields on six-month Treasury bills increasing from
3.11% to 5.06% versus 3.98% to 5.12% for 10-year Treasury notes over the last year.

Interest rate volatility declined throughout most of the year, at least partially a result of the Fed's transparency about their actions and intentions.  The mortgage-backed sector was the biggest beneficiary of this decline in volatility, as both the risk of prepayments and actual prepayments steadily declined throughout the year.

For the most part, corporate spreads tightened, as the appetite for risk ratcheted higher each month, both domestically and globally.  The riskier assets performed the best, so it was no surprise that high yield corporate bonds with credit ratings below investment grade led the returns.  Those with lower quality tended to reap the higher returns within the high yield arena.

The U.S. has not been alone in removing excess liquidity - a higher level of funds than is normally desirable - from the market.  Europe has also been moving interest rates higher to combat inflation.  China moved its official interest rate higher in order to control their growth.  Perhaps of greatest impact, Japan officially declared victory against deflation. One tangible, relatively recent result of this policy change was the breakdown in the Yen
"carry trade" that we saw in May 2006.  The Yen was cheap to borrow - meaning interest rates in Japan were low.  As a result, investors could borrow money in yen for practically nothing and invest that money almost anywhere in the world and make money, as returns across most markets were in excess of the borrowing costs.

And, it wasn't just the mention of a possible move in Japanese interest rates that shook the markets. The consensus expectation was that the Fed was nearing the end of its tightening cycle and was approaching a pause. This conclusion was in large part based on the relatively benign inflation data over recent months.

Commentary provided by Allegiant Asset Management Company

                                                                               3

Allegiant Fixed Income and Tax Free Bond Funds
ECONOMIC AND MARKET OVERVIEW

"The easy money and high liquidity that served the markets so well might be dissipating."

Beginning with data in May, the inflation outlook did not look so sanguine - the fear was that inflation was less subdued. Comments from Ben Bernanke, recently appointed Federal Reserve Board Chairman, regarding the need to contain inflation, when coupled with tightening global liquidity and slowing growth, led many investors to flee riskier assets. Those assets perceived as most precarious suffered the most and market volatility picked up both domestically and abroad.

What's ahead?

We believe the latest data continues to show an inflation pick-up.  The question of further U.S. tightening is coupled with synchronized global tightening.  The easy money and high liquidity that served the markets so well might be dissipating.  Some are worried that the Fed's actions could go too far leading to undesirable consequences, particularly when coupled with the rise of further global tightening, an indebted consumer and a weak dollar.  The U.S.'
current account balance - the difference between goods/services imported and exported - is grossly out of balance.  We import far more than we export.  The cumulative effect could lead to slow growth plus increased inflationary pressures.  The Fed may encounter a potentially tough situation with the need to raise rates in a low growth scenario.

It seems that the U.S. economy is in the midst of a modest slowdown, but that this slowdown was anticipated and priced accordingly into the market. The lag effect of Fed tightening is expected to bring gross domestic product (GDP) down to a non-inflationary sustainable pace of approximately 3% by year-end. Core inflation numbers are slightly above the preferred range of the Fed, but inflation pressures should gradually subside as the lag effect of Fed policy gradually takes effect.

Corporate bonds, given their tight spreads over Treasuries, are vulnerable to a decline in economic activity as well as the potential of corporate debt to equity re-leveraging.

Housing is arguably the biggest single risk to the economy.  While the expected path for housing is a modest cooling, the risk remains that a bubble bursts.
While most housing indicators have weakened in recent months, they remain at historically strong levels, suggesting a gradual deceleration of housing price appreciation, rather than a material decline, is unfolding.  Interest rates remain relatively low.  In particular, mortgage rates are "high" only from a very short historical perspective.  We believe that a mortgage rate of approximately 6.5% should not dissuade too many potential homebuyers.

Going forward, all eyes remain fixed on the Fed, as the markets obsess with marginal Fed policy moves. Consequently, the markets are in some ways held hostage to the Fed's "pause."

4

                       THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Fixed Income Funds
OVERVIEW
May 31, 2006

                                 Andrew Harding
                            Chief Investment Officer
                            Fixed Income Investment

[GRAPHIC OMITTED]

How did the taxable fixed income market perform over the last year?
During the year ended May 31, 2006, the total returns for the Allegiant Fixed
Income Funds were as follows:

     o    The Allegiant Bond Fund posted a total return of (6.42%) for Class B investors(1) and (0.74%) for Class I investors, while the Fund's benchmark, the Lehman U.S. Aggregate Bond Index(2) returned (0.48%).

     o    The Allegiant Government Mortgage Fund posted a total return of
          (5.65%) for Class B investors(1) and 0.08% for Class I investors, while the Fund's benchmark index, the Lehman Fixed Rate
          Mortgage-Backed Securities Index(2), returned 0.56%.

     o    The Allegiant Intermediate Bond Fund posted a total return of (5.82%)
          for Class B investors(1) and (0.18%) for Class I investors, while the
          Fund's benchmark, the Lehman Intermediate U.S. Government/Credit Bond
          Index(2), returned 0.08%.

     o    The Allegiant Limited Maturity Bond Fund posted a total return of
          (3.92%) for Class B investors(1) and 1.96% for Class I investors, while the Fund's benchmark, the Merrill Lynch 1-3 Year U.S.
          Corporate/Government Index(2), returned 1.98%.

     o    The Allegiant Total Return Advantage Fund posted a total return of
          (6.60%) for Class B investors(1) and (0.97%) for Class I investors, while the Fund's benchmark, the Lehman U.S. Government/Credit
          Index(2), returned (1.10%).

     o    The Allegiant Ultra Short Bond Fund posted a total return of 1.65% for
          Class A investors(3) and 2.93% for Class I investors, while the Fund's benchmark, the Merrill Lynch 1 Year Treasury Index(2), returned 2.82%.

Between June 2005 and December 2005, the Federal Reserve ("Fed") increased interest rates five times for a total of 1.25%.  These increases led to a flattening of the yield curve as shorter term (two-year) Treasury rates increased by 0.83% while rates on longer term (ten-year) issues increased by only 0.41%.  This provided an environment where longer duration issues outperformed their respective benchmarks.  We witnessed a slight reversal of this trend, however, from January 2006 through the end of the fiscal year, May
31, 2006, as the Fed increased rates an additional 0.75%.  The yield curve during this period experienced a slight steepening between two-year and ten-year issues, as shorter term rates increased by a total of 0.60% while rates on 10-year issues increased by 0.64%.

In the corporate market, the plight of the auto companies (Ford and General
Motors) has been the dominant issue, as those companies have faced a combination of higher costs, diminished demand for high-margin SUVs and intensifying competition from foreign manufacturers.  Fear of re-levering debt through leveraged buy-outs, management-led buyouts and companies being taken private was another dominant theme in 2005-06, although many of the likely candidates have not yet taken action.

Securities issued in the emerging markets performed extremely well during the reporting period, as investors sought the higher yields and diversification benefits of this riskier asset class.  We did not hold these assets in our portfolios due to the increased risk profiles.

What factors impacted performance of the Funds?
Across all styles, our bar-belled yield curve exposure, emphasizing the short and long ends of the yield curve, contributed positively to relative performance, as the yield curve flattened. Specifically, we were underweight 2 to 3 year maturities, which were most adversely impacted by the Fed's interest rate increases.  Interest rate spreads on mortgage-backed securities, agency and corporate securities have been at some of the lowest levels we have seen in the recent past.  While we were underweight in corporate securities and overweight in mortgages throughout most of the year, our relative performance was not significantly affected, as spreads have stayed within a relatively tight range.  Throughout the year, we took advantage of what we perceived to be short-term fluctuations in interest rates to selectively shorten and extend duration within our portfolio risk management guidelines.

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S.
government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

6

What are your thoughts going into the next 12 months?
We expect volatility to increase in the credit markets, as equity investors push executives to achieve greater levels of bottom-line growth.  While the credit market remains richly priced, leveraged buy-out risk continues to be a factor.  We do not believe the credit market is adequately compensating investors for the risks of economic slowdown, re-leveraging of debt and geopolitical risk.  For these relative valuation reasons, we are currently underweight in corporate bonds.

While we are concerned about credit/equity volatility, we believe that interest rate risk will remain muted, which bodes well for Mortgage Backed Securities.
We continue to be overweight in this sector.

Slowing growth, well-contained inflation, competent central bank leadership and strong investor demand give us confidence that interest rates will remain at moderate levels.
--------------------------------------------------------------------------------
The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities, if any, for each of the
Allegiant Fixed Income Funds as of May 31, 2006.

                         Bond Fund
 Federal National Mortgage Association             34.2%
 U.S. Treasury Notes                               23.7
 Corporate Bonds                                   11.4
 Asset Backed Securities                            9.6
 Collateralized Mortgage Obligations                5.8
 Commercial Paper                                   5.4
 Federal Home Loan Bank                             3.8
 Federal Farm Credit Bank                           2.0
 U.S. Treasury Bonds                                1.6
 Affiliated Money Market Fund                       1.4
 Government National Mortgage Association           0.8
 Federal Home Loan Mortgage Corporation             0.3
                                                  100.0%

                 Government Mortgage Fund
 Federal National Mortgage Association             71.8%
 Commercial Paper                                  11.7
 Government National Mortgage Association           5.1
 Asset Backed Securities                            4.1
 Federal Farm Credit Bank                           3.0
 Collateralized Mortgage Obligations                2.1
 Affiliated Money Market Fund                       1.5
 Federal Home Loan Mortgage Corporation             0.7
                                                  100.0%

                   Intermediate Bond Fund
 U.S. Treasury Notes                               40.0%
 Corporate Bonds                                   17.4
 Federal National Mortgage Association             17.1
 Asset Backed Securities                            8.3
 Collateralized Mortgage Obligations                6.4
 Federal Home Loan Bank                             4.1
 Federal Home Loan Mortgage Corporation             2.0
 Commercial Paper                                   1.9
 Affiliated Money Market Fund                       1.7
 Federal Farm Credit Bank                           1.1
                                                  100.0%

                 Limited Maturity Bond Fund
 Asset Backed Securities                           26.0%
 Collateralized Mortgage Obligations               25.6
 Corporate Bonds                                   18.2
 U.S. Treasury Notes                               17.5
 Federal National Mortgage Association              9.7
 Federal Home Loan Mortgage Corporation             2.3
 Affiliated Money Market Fund                       0.7
                                                  100.0%

                Total Return Advantage Fund
 Corporate Bonds                                   20.1%
 U.S. Treasury Notes                               34.2
 Collateralized Mortgage Obligations               12.0
 Federal National Mortgage Association              9.0
 Federal Home Loan Mortgage Corporation             7.3
 Asset Backed Securities                            5.5
 Federal Home Loan Bank                             4.5
 U.S. Treasury Bonds                                4.4
 Affiliated Money Market Fund                       2.5
 Foreign Bond                                       0.5
                                                  100.0%

                    Ultra Short Bond Fund
 Asset Backed Securities                             24.9%
 Collateralized Mortgage Obligations                 21.4
 U.S. Treasury Notes                                 19.1
 Federal National Mortgage Association               16.9
 Corporate Bonds                                     15.3
 Affiliated Money Market Fund                         2.4
                                                    100.0%

(1) Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2) The Indexes are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3) The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares' maximum sales charge.

                                                                               7

Allegiant Fixed Income Funds
OVERVIEW
May 31, 2006

Growth of a $10,000 Investment*(a)(b)

                                   Bond Fund

                                   [LINE CHART]

                                                Lehman U.S. Aggregate Bond
                Class I Shares  Class B Shares          Index\1\
                --------------  --------------  ---------------------------
10/31/1988        $ 10,000        $ 10,000              $ 10,000
5/31/1989           10,418          10,361                10,480
5/31/1990           11,199          11,033                11,463
5/31/1991           12,415          12,115                12,900
5/31/1992           13,828          13,368                14,504
5/31/1993           15,411          14,758                16,144
5/31/1994           15,491          14,776                16,258
5/31/1995           17,155          16,203                18,125
5/31/1996           17,841          16,703                18,920
5/31/1997           19,296          17,879                20,493
5/31/1998           21,311          19,536                22,730
5/31/1999           21,880          19,857                23,719
5/31/2000           21,960          19,749                24,219
5/31/2001           24,265          21,617                27,396
5/31/2002           26,061          23,049                29,615
5/31/2003           28,859          25,485                33,044
5/31/2004           28,679          25,241                32,898
5/31/2005           30,598          26,887                35,142
5/31/2006           30,372          26,599                34,975

                           Limited Maturity Bond Fund

                                            [LINE CHART]

                                                                    Merrill Lynch 1-3 Year U.S.
                   Class I Shares          Class B Shares          Corporate/Government Index\4\
                   --------------          --------------          -----------------------------
7/7/1994              $ 10,000                $ 10,000                        $ 10,000
5/31/1995               10,576                  10,486                          10,698
5/31/1996               11,141                  10,942                          11,267
5/31/1997               11,811                  11,493                          12,020
5/31/1998               12,600                  12,146                          12,865
5/31/1999               13,247                  12,665                          13,561
5/31/2000               13,674                  12,951                          14,116
5/31/2001               14,797                  13,879                          15,556
5/31/2002               15,698                  14,583                          16,552
5/31/2003               16,575                  15,235                          17,582
5/31/2004               16,649                  15,175                          17,750
5/31/2005               16,958                  15,311                          18,098
5/31/2006               17,290                  15,464                          18,456

                            Government Mortgage Fund

                                [LINE CHART]

                                                Lehman Fixed Rate Mortgage-
                Class I Shares  Class B Shares  Backed Securities Index\2\
                --------------  --------------  ---------------------------
11/12/1992        $ 10,000        $ 10,000            $ 10,000
5/31/1993           10,535          10,381              10,576
5/31/1994           10,641          10,476              10,567
5/31/1995           11,513          11,228              11,760
5/31/1996           12,190          11,777              12,350
5/31/1997           13,040          12,486              13,501
5/31/1998           14,194          13,447              14,807
5/31/1999           14,865          13,953              15,529
5/31/2000           15,201          14,106              15,913
5/31/2001           17,017          15,643              18,048
5/31/2002           18,368          16,764              19,550
5/31/2003           19,497          17,751              20,804
5/31/2004           19,621          17,820              21,116
5/31/2005           20,834          18,854              22,529
5/31/2006           20,849          18,842              22,656

                                Total Return Advantage Fund

                                      [LINE CHART]

                                                Lehman U.S. Government/Credit
                Class I Shares  Class B Shares            Index\5\
                --------------  --------------  -----------------------------
7/7/1994          $ 10,000         $ 10,000             $ 10,000
5/31/1995           11,109           11,015               11,187
5/31/1996           11,576           11,370               11,646
5/31/1997           12,561           12,216               12,565
5/31/1998           13,861           13,351               14,008
5/31/1999           14,352           13,711               14,578
5/31/2000           14,607           13,905               14,856
5/31/2001           16,366           15,460               16,767
5/31/2002           17,637           16,517               18,083
5/31/2003           20,138           18,658               20,717
5/31/2004           19,900           18,284               20,402
5/31/2005           21,320           19,402               21,830
5/31/2006           21,113           19,037               21,590

                                    Intermediate Bond Fund

                                       [LINE CHART]

                                                  Lehman Intermediate U.S.
                Class I Shares  Class B Shares  Government/Credit Bond Index\3\
                --------------  --------------  -------------------------------
12/20/1989       $ 10,000          $ 10,000             $ 10,000
5/31/1990          10,097            10,054               10,169
5/31/1991          11,325            11,172               11,382
5/31/1992          12,744            12,454               12,701
5/31/1993          14,178            13,725               14,022
5/31/1994          14,175            13,594               14,204
5/31/1995          15,529            14,752               15,575
5/31/1996          16,117            15,250               16,291
5/31/1997          17,186            16,188               17,493
5/31/1998          18,576            17,370               19,040
5/31/1999          19,316            17,862               19,950
5/31/2000          19,605            17,976               20,447
5/31/2001          21,597            19,594               23,018
5/31/2002          23,119            20,776               24,777
5/31/2003          25,662            22,841               27,719
5/31/2004          25,595            22,568               27,598
5/31/2005          26,715            23,334               28,886
5/31/2006          26,668            23,161               28,911

                                Ultra Short Bond Fund

                                  [LINE CHART]

                                                Merrill Lynch 1-Year U.S.
                Class I Shares  Class A Shares     Treasury Index\6\
                --------------  --------------  -------------------------
12/2/2002         $ 10,000          $  9,900            $ 10,000
5/31/2003           10,167            10,055              10,106
5/31/2004           10,262            10,114              10,202
5/31/2005           10,414            10,238              10,358
5/31/2006           10,719            10,511              10,650

*The graphs presented here provide hypothetical $10,000 investments in the
Funds since their respective dates of inception. The graphs show performance of Class I and Class B Shares only, with the exception of the Ultra Short Bond
Fund which presents Class I and Class A Shares. The performance of Class A and
Class C Shares (except for the Ultra Short Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

(a) Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indexes are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c) The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares' maximum sales charge.

(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(2) The Lehman Fixed Rate Mortgage-Backed Securities Index is a widely used unmanaged index of mortgage-backed securities.

(3) The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.

(4) The Merrill Lynch 1-3 Year U.S.Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.

(5) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better.

(6) The Merrill Lynch 1 Year U.S. Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.

8

Average Annual Total Returns as of 5/31/2006 (1)

                   Bond Fund (2)
                     Date of
                    Inception       1 Year          3 Years
 Class I Shares     10/31/88        (0.74)%           1.72%
-----------------   --------        -----            -----
 Class A Shares     10/31/88        (5.50)%          (0.10)%
-----------------   --------        -----            -----
 Class B Shares      2/4/94         (6.42)%          (0.48)%
-----------------   --------        -----            -----
 Class C Shares     6/12/00         (2.63)%           0.76%
-----------------   --------        -----            -----

                                             Since        Max Sales
                   5 Years      10 Years   Inception       Charge    Max CDSC
 Class I Shares      4.59%         5.46%        6.52%       N/A         N/A
-----------------    ----          ----         ----       ----         ---
 Class A Shares      3.37%         4.71%        6.04%      4.50%        N/A
-----------------    ----          ----         ----       ----         ---
 Class B Shares      3.26%         4.59%        5.72%       N/A        5.00%
-----------------    ----          ----         ----       ----        ----
 Class C Shares      3.61%         4.43%        5.50%       N/A        1.00%
-----------------    ----          ----         ----       ----        ----

                  Government Mortgage Fund (3)
                     Date of
                    Inception        1 Year        3 Years
 Class I Shares     11/12/92          0.08%          2.26%
-----------------   --------         -----           ----
 Class A Shares     11/12/92         (4.57)%         0.46%
-----------------   --------         -----           ----
 Class B Shares      2/4/94          (5.65)%         0.07%
-----------------   --------         -----           ----
 Class C Shares     6/21/00          (1.72)%         1.33%
-----------------   --------         -----           ----

                                                   Since        Max Sales
                   5 Years         10 Years      Inception       Charge      Max CDSC
 Class I Shares     4.15%            5.51%        5.57%             N/A         N/A
-----------------   ----             ----         ----             ----         ---
 Class A Shares     2.95%            4.78%        4.98%            4.50%        N/A
-----------------   ----             ----         ----             ----         ---
 Class B Shares     2.82%            4.64%        4.79%             N/A        5.00%
-----------------   ----             ----         ----             ----        ----
 Class C Shares     3.19%            4.62%        4.65%             N/A        1.00%
-----------------   ----             ----         ----             ----        ----

                       Intermediate Bond Fund
                     Date of
                    Inception       1 Year        3 Years
 Class I Shares     12/20/89        (0.18)%         1.29%
-----------------   --------        -----          -----
 Class A Shares      4/15/91        (4.91)%        (0.49)%
-----------------   --------        -----          -----
 Class B Shares       1/6/98        (5.82)%        (0.88)%
-----------------   --------        -----          -----
 Class C Shares      5/30/00        (1.97)%         0.37%
-----------------   --------        -----          -----

                                                  Since        Max Sales
                    5 Years       10 Years      Inception        Charge     Max CDSC
 Class I Shares       4.31%          5.16%          6.15%         N/A          N/A
-----------------     ----           ----           ----         ----          ---
 Class A Shares       3.10%          4.39%          5.55%        4.50%         N/A
-----------------     ----           ----           ----         ----          ---
 Class B Shares       2.99%          4.27%          5.24%         N/A         5.00%
-----------------     ----           ----           ----         ----         ----
 Class C Shares       3.34%          4.36%          5.30%         N/A         1.00%
-----------------     ----           ----           ----         ----         ----

                   Limited Maturity Bond Fund
                     Date of
                   Inception         1 Year         3 Years
 Class I Shares      7/7/94           1.96%           1.42%
-----------------    ------          -----           -----
 Class A Shares      9/9/94          (0.31)%          0.52%
-----------------    ------          -----           -----
 Class B Shares     8/11/99          (3.92)%         (0.78)%
-----------------   -------          -----           -----
 Class C Shares     1/27/00           0.02%           0.50%
-----------------   -------          -----           -----

                                               Since       Max Sales
                   5 Years       10 Years    Inception       Charge      Max CDSC
 Class I Shares      3.16%          4.49%        4.71%         N/A          N/A
-----------------    ----           ----         ----         ----          ---
 Class A Shares      2.51%          4.14%        4.39%        2.00%         N/A
-----------------    ----           ----         ----         ----          ---
 Class B Shares      1.82%          3.52%        3.73%         N/A         5.00%
-----------------    ----           ----         ----         ----         ----
 Class C Shares      2.21%          3.53%        3.74%         N/A         1.00%
-----------------    ----           ----         ----         ----         ----

                Total Return Advantage Bond Fund
                    Date of
                   Inception      1 Year       3 Years
 Class I Shares      7/7/94       (0.97)%        1.59%
-----------------    ------       -----         -----
 Class A Shares      9/6/94       (5.64)%       (0.18)%
-----------------    ------       -----         -----
 Class B Shares     9/29/99       (6.60)%       (0.52)%
-----------------   -------       -----         -----
 Class C Shares     10/3/00       (2.84)%        0.63%
-----------------   -------       -----         -----

                                             Since      Max Sales
                   5 Years      10 Years   Inception      Charge      Max CDSC
 Class I Shares      5.23%         6.19%       6.48%        N/A          N/A
-----------------    ----          ----        ----        ----          ---
 Class A Shares      4.03%         5.46%       5.77%       4.50%         N/A
-----------------    ----          ----        ----        ----          ---
 Class B Shares      3.91%         5.29%       5.56%        N/A         5.00%
-----------------    ----          ----        ----        ----         ----
 Class C Shares      4.23%         5.24%       5.52%        N/A         1.00%
-----------------    ----          ----        ----        ----         ----

                                                 Ultra Short Bond Fund
                     Date of                                Since         Max Sales
                   Inception      1 Year      3 Years     Inception        Charge          Max CDSC
 Class I Shares     12/2/02        2.93%        1.78%          2.01%         N/A            N/A
-----------------   -------        ----         ----           ----         -----      --------------
 Class A Shares     1/6/03         1.65%        1.16%          1.44%         1.00%          N/A
-----------------   -------        ----         ----           ----         -----      --------------

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class' inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

(2) Performance information prior to June 9, 2000 represents the performance of the Parkstone Bond Fund, which was reorganized into the Allegiant Bond Fund on that date.

(3) Performance information prior to June 9, 2000 represents the performance of the Parkstone U.S. Government Income Fund which was reorganized into the
Allegiant Government Mortgage Fund on that date.

                                                                               9

Allegiant Fixed Income Funds
EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges
(loads), including contingent deferred sales charges, all of which is described in the Prospectus. Therefore, the information in the section labeled
"Hypothetical" is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning other funds. If these transactional costs were included, your costs would be higher.

The "Annualized Expense Ratio" reflects the actual expenses for the period
(December 1, 2005 to May 31, 2006), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2006.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1)
fees and other Fund expenses. Such expenses, which are deducted from a Fund's gross income, directly reduce the investment return of a Fund. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2005 to May 31,
2006).

The Expense Table that appears in your Fund's overview illustrates your Fund's costs in two ways.

o    Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value"
     shown is derived from the Fund's actual return, and "Expenses Paid During
     Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000
     (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading "Expenses Paid During Period."

o    Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case -
     because the return used is not your Fund's actual return - the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange
     Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

                      Beginning        Ending                      Expenses
                       Account        Account         Annualized     Paid
                        Value          Value           Expense      During
                       12/1/05        5/31/06           Ratio       Period*

                                    Bond Fund
-------------------------------------------------------------------------------
 Actual
 Class I .........   $1,000.00        $  999.71            0.63%     $  3.14
 Class A .........    1,000.00           997.53            0.88         4.38
 Class B .........    1,000.00           994.00            1.58         7.85
 Class C .........    1,000.00           994.95            1.58         7.86
 Hypothetical**
 Class I .........    1,000.00         1,021.79            0.63         3.18
 Class A .........    1,000.00         1,020.54            0.88         4.43
 Class B .........    1,000.00         1,017.05            1.58         7.95
 Class C .........    1,000.00         1,017.05            1.58         7.95

                             Government Mortgage Fund
---------------------------------------------------------------------------------
 Actual
 Class I .........   $1,000.00       $ 1,005.09            0.64%     $  3.20
 Class A .........    1,000.00         1,003.85            0.89         4.45
 Class B .........    1,000.00           999.18            1.59         7.92
 Class C .........    1,000.00         1,000.32            1.59         7.93
 Hypothetical**
 Class I .........    1,000.00         1,021.74            0.64         3.23
 Class A .........    1,000.00         1,020.49            0.89         4.48
 Class B .........    1,000.00         1,017.00            1.59         8.00
 Class C .........    1,000.00         1,017.00            1.59         8.00

                              Intermediate Bond Fund
---------------------------------------------------------------------------------
 Actual
 Class I .........   $1,000.00       $ 1,001.91            0.59%     $  2.94
 Class A .........    1,000.00         1,001.65            0.84         4.19
 Class B .........    1,000.00           998.15            1.54         7.67
 Class C .........    1,000.00           998.21            1.54         7.67
 Hypothetical**
 Class I .........    1,000.00         1,021.99            0.59         2.97
 Class A .........    1,000.00         1,020.79            0.84         4.23
 Class B .........    1,000.00         1,017.25            1.54         7.75
 Class C .........    1,000.00         1,017.25            1.54         7.75

                      Beginning         Ending                     Expenses
                       Account         Account        Annualized     Paid
                        Value           Value          Expense      During
                       12/1/05         5/31/06          Ratio       Period*

                            Limited Maturity Bond Fund
---------------------------------------------------------------------------------
 Actual
 Class I .........   $1,000.00       $ 1,013.23            0.54%     $  2.71
 Class A .........    1,000.00         1,011.97            0.79         3.96
 Class B .........    1,000.00         1,008.43            1.49         7.46
 Class C .........    1,000.00         1,008.42            1.49         7.46
 Hypothetical**
 Class I .........    1,000.00         1,022.24            0.54         2.72
 Class A .........    1,000.00         1,020.99            0.79         3.98
 Class B .........    1,000.00         1,017.50            1.49         7.49
 Class C .........    1,000.00         1,017.50            1.49         7.49

                           Total Return Advantage Fund
-------------------------------------------------------------------------------
 Actual
 Class I .........   $1,000.00       $  997.70             0.63%     $  3.14
 Class A .........    1,000.00          997.46             0.88         4.38
 Class B .........    1,000.00          994.03             1.58         7.85
 Class C .........    1,000.00          993.02             1.58         7.85
 Hypothetical**
 Class I .........    1,000.00        1,021.79             0.63         3.18
 Class A .........    1,000.00        1,020.54             0.88         4.43
 Class B .........    1,000.00        1,017.05             1.58         7.95
 Class C .........    1,000.00        1,017.05             1.58         7.95

                               Ultra Short Bond Fund
---------------------------------------------------------------------------------
 Actual
 Class I .........   $1,000.00       $ 1,017.51            0.36%     $  1.81
 Class A .........    1,000.00         1,016.24            0.61         3.07
 Hypothetical**
 Class I .........    1,000.00         1,023.14            0.36         1.82
 Class A .........    1,000.00         1,021.89            0.61         3.07

* Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182)
in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of 5% before expenses.

10

                       THIS PAGE INTENTIONALLY LEFT BLANK

Allegiant Tax Free Bond Funds
OVERVIEW
May 31, 2006

                                  Cynthia Cole
                            Senior Portfolio Manager
                             Fixed Income Investment

[GRAPHIC OMITTED]

How did the tax exempt fixed income market perform over the past year? During the 12-month period ended May 31, 2006, the total returns for the Allegiant tax exempt fixed income funds were as follows:

     o    The Allegiant Intermediate Tax Exempt Bond Fund posted a total return of (4.80%) for Class B investors(1) and 1.01% for Class I investors.

     o    The Allegiant Michigan Intermediate Municipal Bond Fund posted a total return of (4.97%) for Class B investors(1) and 0.88% for Class I investors.

     o    The Allegiant Ohio Intermediate Tax Exempt Bond Fund posted a total return of (4.80%) for Class B investors(1) and 1.03% for Class I investors.

     o    The Pennsylvania Intermediate Municipal Bond Fund posted a total return of (2.39%) for Class A investors(2) and 0.90% for Class I investors.

In comparison, the Lehman 7-Year Municipal Bond Index(3), an unmanaged broad based total return index of investment grade fixed rate bonds with maturities of
7-8 years, returned 1.05% during the reporting period.

From June 2005 through December of 2005 the Federal Reserve ("Fed") increased interest rates five times for a total of 1.25%. These increases lead to a flattening of the yield curve as shorter term (two-year) Treasury rates increased by 0.83% while rates on longer term (ten-year) issues increased by only 0.41%, providing an environment where longer duration issues outperformed on a relative basis. We witnessed a slight reversal of this trend, however, from
January of 2006 through the end of the fiscal year, May 31, 2006, as the Fed increased rates an additional 0.75%. The yield curve during this period experienced a slight steepening between two-year and ten-year issues as shorter term rates increased by a total of 0.60% while rates on ten-year issues increased by 0.64%. Additional Fed hikes and larger amount of issuance in the last half of 2005 continued to push the municipal yield curve higher but also flatter. The shorter end of the curve moved higher in yield than the longer area of the curve. During the first quarter of 2006, new municipal issuance significantly dried up causing municipals to outperform taxable fixed income products. As a percentage of treasuries, AAA municipal bonds moved from around
88% during the last two quarters of 2005 compared to approximately 81% at the end of the second quarter of 2006.

What factors impacted the Fund's performance?
Throughout the 12 months the municipal bond funds performed in line with their benchmark, the Lehman 7-year Municipal Bond Index. The one noted exception is the Allegiant Michigan Intermediate Municipal Bond Fund which underperformed primarily as a result of increased uncertainty resulting from the continuing problems in the auto industry.

The market continued to be cautious of issuers in hurricane-threatened areas.
This risk combined with the continuing rise in the Fed Funds rate led to higher municipal yields and a flatter yield curve throughout 2005 and into 2006.
Towards the end of 2005, the slope of the yield curve flattened to 1.25% versus the 2.06% average over the last ten years. During the first quarter of 2006, the flattening trend continued. As we moved into 2006 high quality municipals continue to yield approximately 80% of treasuries down from 89% due mainly to lower municipal issuance in early 2006.

What are your thoughts going into the next 12 months?
Looking forward, we continue to invest in premium bonds to increase income and yield. We will also look to higher-rated issues due to low credit spreads. Given the fact the municipal yield curve continues to be positive, we expect to extend duration toward a neutral position relative to the benchmark. We also anticipate positioning each of the funds with an overweight to General Obligation and
Revenue Bonds versus the index.

(1) Performance of Class B Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2) The Fund does not offer Class B Shares, so Class A Share performance is utilized, and reflects Class A Shares' maximum sales charge.

(3) The Index is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

12

The table below presents portfolio holdings as a percentage of total investments for each of the Allegiant Tax Free Bond Funds as of May 31, 2006.

                                                                     Portfolio Holdings
                                                                                         Ohio         Pennsylvania
                                                Intermediate         Michigan        Intermediate     Intermediate
                                                 Tax Exempt   Intermediate Municipal  Tax Exempt        Municipal
                                                 Bond Fund          Bond Fund          Bond Fund        Bond Fund
 General Obligations                                 50.2%           67.9%                 72.0%          50.7%
 Agency Obligations                                  38.2            16.6                  16.2           30.9
 Utility Bonds                                        7.8               -                     -            4.4
 Prerefunded & Escrowed to Maturity Bonds             1.7             2.7                     -            2.1
 Affiliated Money Market Funds                        0.4             0.1                   0.3            3.7
 Revenue Bonds                                          -               -                   1.7            2.2
 Hospital Bonds                                       1.7            12.7                   3.1            3.7
 Transportation Bonds                                   -               -                   6.7            2.3
                                                    100.0%          100.0%                100.0%         100.0%

Growth of a $10,000 Investment*(1)

                       Intermediate Tax Exempt Bond Fund

                                            [LINE CHART]

                                                                Lehman 7-Year Municipal
                   Class I Shares          Class B Shares            Bond Index\3\
                   --------------          --------------       -----------------------
4/9/1998              $ 10,000                $ 10,000                $ 10,000
5/31/1998               10,097                  10,083                  10,088
5/31/1999               10,508                  10,417                  10,564
5/31/2000               10,483                  10,308                  10,590
5/31/2001               11,539                  11,244                  11,762
5/31/2002               12,215                  11,797                  12,517
5/31/2003               13,248                  12,673                  13,851
5/31/2004               13,156                  12,478                  13,807
5/31/2005               13,753                  12,921                  14,612
5/31/2006               13,891                  12,928                  14,765

                     Ohio Intermediate Tax Exempt Bond Fund

                                            [LINE CHART]

                                                                   Lehman 7-Year Municipal
                  Class I Shares          Class B Shares                Bond Index\3\
                  --------------          --------------         ----------------------------
1/5/1990              $ 10,000                $ 10,000                        $ 10,000
5/31/1990               10,054                  10,016                          10,188
5/31/1991               10,795                  10,652                          11,208
5/31/1992               11,462                  11,205                          12,216
5/31/1993               12,604                  12,205                          13,496
5/31/1994               12,892                  12,366                          13,942
5/31/1995               13,744                  13,059                          15,076
5/31/1996               14,343                  13,488                          15,774
5/31/1997               15,257                  14,203                          16,852
5/31/1998               16,391                  15,100                          18,211
5/31/1999               17,037                  15,536                          19,071
5/31/2000               16,968                  15,319                          19,117
5/31/2001               18,665                  16,725                          21,233
5/31/2002               19,750                  17,539                          22,597
5/31/2003               21,441                  18,850                          25,005
5/31/2004               21,281                  18,544                          24,924
5/31/2005               22,174                  19,140                          26,376
5/31/2006               22,402                  19,153                          26,653

                    Michigan Intermediate Municipal Bond Fund

                                            [LINE CHART]

                                                                   Lehman 7-Year Municipal Bond
                   Class I Shares          Class B Shares                     Index\3\
                   --------------          --------------          ----------------------------
7/2/1990              $ 10,000                $ 10,000                        $ 10,000
5/31/1991               10,714                  10,621                          10,909
5/31/1992               11,531                  11,324                          11,890
5/31/1993               12,624                  12,280                          13,136
5/31/1994               12,992                  12,519                          13,570
5/31/1995               13,975                  13,347                          14,674
5/31/1996               14,472                  13,691                          15,353
5/31/1997               15,367                  14,393                          16,403
5/31/1998               16,457                  15,261                          17,725
5/31/1999               17,041                  15,645                          18,562
5/31/2000               16,970                  15,424                          18,607
5/31/2001               18,727                  16,859                          20,667
5/31/2002               19,765                  17,648                          21,994
5/31/2003               21,445                  19,102                          24,338
5/31/2004               21,352                  18,971                          24,259
5/31/2005               22,077                  19,566                          25,673
5/31/2006               22,272                  19,689                          25,942

                  Pennsylvania Intermediate Municipal Bond Fund

                                  [LINE CHART]

                                                Lehman 7-Year Municipal Bond
                Class I Shares  Class A Shares          Index\3\
                --------------  --------------  ----------------------------
8/10/1994         $ 10,000          $ 10,000            $ 10,000
5/31/1995           10,519            10,439              10,682
5/31/1996           10,858            10,674              11,177
5/31/1997           11,532            11,230              11,941
5/31/1998           12,333            11,899              12,904
5/31/1999           12,853            12,264              13,513
5/31/2000           12,845            12,029              13,546
5/31/2001           14,083            12,652              15,045
5/31/2002           14,868            13,216              16,011
5/31/2003           16,171            14,237              17,718
5/31/2004           15,981            13,951              17,660
5/31/2005           16,686            14,415              18,689
5/31/2006           16,836            14,422              18,885

Guarantees, if any, by the municipal issuers, the State of Michigan, the State of Ohio, the Commonwealth of Pennsylvania, U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT)
and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds' focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

* The graphs presented here provide hypothetical $10,000 investments in the
Funds since their respective dates of inception. The graphs show performance of
Class I and Class B Shares only, with the exception of the Pennsylvania
Intermediate Municipal Bond Fund which presents Class I and Class C Shares. The performance of Class A and Class C Shares (Class C Shares only with respect to the Pennsylvania Intermediate Municipal Bond Fund) may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

See notes (1) and (2) on page 14.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

                                                                              13

Allegiant Tax Free Bond Funds
OVERVIEW
May 31, 2006

Average Annual Total Returns as of 5/31/2006 (1)

                        Intermediate Tax Exempt Bond Fund

                         Date of
                       Inception     1 Year         3 Years
 Class I Shares         4/9/98        1.01%           1.59%
-----------------       ------       -----           -----
 Class A Shares        6/22/98       (2.30)%          0.32%
-----------------      -------       -----           -----
 Class B Shares        1/28/99       (4.80)%         (0.58)%
-----------------      -------       -----           -----
 Class C Shares        2/24/00       (1.01)%          0.64%
-----------------      -------       -----           -----

                                                    Since        Max Sales
                       5 Years      10 Years      Inception        Charge         Max CDSC
 Class I Shares         3.78%         N/A             4.12%          N/A             N/A
-----------------       ----     --------------       ----          ----             ---
 Class A Shares         2.89%         N/A             3.57%         3.00%            N/A
-----------------       ----     --------------       ----          ----             ---
 Class B Shares         2.47%         N/A             3.20%          N/A            5.00%
-----------------       ----     --------------       ----          ----            ----
 Class C Shares         2.78%         N/A             2.96%          N/A            1.00%
-----------------       ----     --------------       ----          ----            ----

          Michigan Intermediate Municipal Bond Fund (2)
                         Date of
                       Inception      1 Year       3 Years
 Class I Shares           7/2/90       0.88%         1.27%
-----------------         ------      -----         -----
 Class A Shares           7/2/90      (2.37)%        0.00%
-----------------         ------      -----         -----
 Class B Shares           2/4/94      (4.97)%       (0.93)%
-----------------         ------      -----         -----
 Class C Shares           8/6/01      (1.12)%        0.31%
-----------------         ------      -----         -----

                                                     Since        Max Sales
                         5 Years     10 Years      Inception        Charge         Max CDSC
 Class I Shares           3.53%         4.41%          5.16%          N/A             N/A
-----------------         ----          ----           ----          ----             ---
 Class A Shares           2.65%         3.84%          4.76%         3.00%            N/A
-----------------         ----          ----           ----          ----             ---
 Class B Shares           2.18%         3.54%          4.35%          N/A            5.00%
-----------------         ----          ----           ----          ----            ----
 Class C Shares           2.54%         3.42%          4.17%          N/A            1.00%
-----------------         ----          ----           ----          ----            ----

             Ohio Intermediate Tax Exempt Bond Fund
                      Date of
                     Inception         1 Year       3 Years
 Class I Shares         1/5/90         1.03%           1.47%
-----------------       ------        -----           -----
 Class A Shares        4/15/91        (2.19)%          0.22%
-----------------      -------        -----           -----
 Class B Shares        12/4/01        (4.80)%         (0.72)%
-----------------      -------        -----           -----
 Class C Shares        6/23/00        (0.82)%          0.53%
-----------------      -------        -----           -----

                                                     Since        Max Sales
                      5 Years       10 Years      Inception         Charge         Max CDSC
 Class I Shares         3.72%           4.56%         5.04%           N/A            N/A
-----------------       ----            ----          ----           ----            ---
 Class A Shares         2.86%           4.09%         4.74%          3.00%           N/A
-----------------       ----            ----          ----           ----            ---
 Class B Shares         2.39%           3.57%         4.04%           N/A           5.00%
-----------------       ----            ----          ----           ----           ----
 Class C Shares         2.72%           3.53%         4.02%           N/A           1.00%
-----------------       ----            ----         ----            ----           ----

          Pennsylvania Intermediate Municipal Bond Fund
                         Date of
                       Inception     1 Year      3 Years
 Class I Shares          8/10/94      0.90%         1.35%
-----------------        -------     -----          ----
 Class A Shares          9/11/96     (2.39)%        0.08%
-----------------        -------     -----          ----
 Class C Shares          2/24/00     (0.93)%        0.43%
-----------------        -------     -----          ----

                                               Since           Max Sales
                          5 Years   10 Years  Inception         Charge         Max CDSC
 Class I Shares           3.63%        4.48%      4.51%           N/A            N/A
-----------------         ----         ----       ----           ----            ---
 Class A Shares           2.76%        4.01%      4.09%          3.00%           N/A
-----------------         ----         ----       ----           ----            ---
 Class C Shares           2.65%        3.06%      3.15%           N/A           1.00%
-----------------         ----         ----       ----           ----           ----

(1)  Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees.
     Returns also reflect a current voluntary fee waiver. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the
     Fund's Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class' fees, expenses and maximum sales charges, through the date of that share class'
     inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)  Performance information prior to June 9, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund, which was reorganized into the
     Allegiant Michigan Intermediate Municipal Bond Fund on that date.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at www.allegiantfunds.com.

14

                                                   Allegiant Tax Free Bond Funds
                                                                  EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges
(loads), including contingent deferred sales charges, all of which is described in the Prospectus. Therefore, the information in the section labeled
"Hypothetical" is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning other funds. If these transactional costs were included, your costs would be higher.

The "Annualized Expense Ratio" reflects the actual expenses for the period
(December 1, 2005 to May 31, 2006), and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2006.

* Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

** Assumes annual return of
5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1)
fees and other Fund expenses. Such expenses, which are deducted from a Fund's gross income, directly reduce the investment return of a Fund. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2005 to May 31, 2006).

The Expense Table that appears in your Fund's overview illustrates your Fund's costs in two ways.

o    Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value"
     shown is derived from the Fund's actual return, and "Expenses Paid During
     Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000
     (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading "Expenses Paid During Period."

o    Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case -
     because the return used is not your Fund's actual return - the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange
     Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

                        Beginning        Ending                        Expenses
                         Account        Account         Annualized      Paid
                          Value          Value           Expense       During
                         12/1/05        5/31/06           Ratio        Period*

                           Intermediate Tax Exempt Bond Fund
 Actual Fund
 Class I .........   $     1,000.00  $      1,009.61          0.60%  $    3.01
 Class A .........         1,000.00         1,008.36          0.85        4.26
 Class B .........         1,000.00         1,004.81          1.55        7.74
 Class C .........         1,000.00         1,003.84          1.55        7.74
 Hypothetical**
 Class I .........         1,000.00         1,021.94          0.60        3.02
 Class A .........         1,000.00         1,020.69          0.85        4.28
 Class B .........         1,000.00         1,017.20          1.55        7.80
 Class C .........         1,000.00         1,017.20          1.55        7.80

                           Michigan Intermediate Municipal Bond
                                          Fund
 Actual
 Class I .........   $     1,000.00  $      1,007.15           0.60% $    3.00
 Class A .........         1,000.00         1,005.86           0.85       4.25
 Class B .........         1,000.00         1,001.40           1.55       7.73
 Class C .........         1,000.00         1,002.31           1.55       7.74
 Hypothetical
 Class I .........         1,000.00         1,021.94           0.60       3.02
 Class A .........         1,000.00         1,020.69           0.85       4.28
 Class B .........         1,000.00         1,017.20           1.55       7.80
 Class C .........         1,000.00         1,017.20           1.55       7.80

                        Beginning        Ending                        Expenses
                          Account       Account         Annualized       Paid
                           Value         Value           Expense        During
                          12/1/05       5/31/06           Ratio         Period*

                          Ohio Intermediate Tax Exempt Bond
                                        Fund
 Actual
 Class I .........   $     1,000.00  $      1,009.41          0.60%  $    3.01
 Class A .........         1,000.00         1,008.15          0.85        4.26
 Class B .........         1,000.00         1,004.56          1.56        7.80
 Class C .........         1,000.00         1,004.58          1.56        7.80
 Hypothetical**
 Class I .........         1,000.00         1,021.94          0.60        3.02
 Class A .........         1,000.00         1,020.69          0.85        4.28
 Class B .........         1,000.00         1,017.15          1.56        7.85
 Class C .........         1,000.00         1,017.15          1.56        7.85

                        Pennsylvania Intermediate Municipal
                                     Bond Fund
 Actual
 Class I .........   $     1,000.00  $      1,008.34          0.63%  $    3.15
 Class A .........         1,000.00         1,007.10          0.88        4.40
 Class C .........         1,000.00         1,004.52          1.58        7.90
 Hypothetical**
 Class I .........         1,000.00         1,021.79          0.63        3.18
 Class A .........         1,000.00         1,020.54          0.88        4.43
 Class C .........         1,000.00         1,017.05          1.58        7.95

                                                                              15

Allegiant Fixed Income and Tax Free Bond Funds
TRUSTEES AND OFFICERS OF THE TRUST

                             Position(s)          Length
Name, Address1             Held with the         of Time
Age                            Trust             Served2
-----------------------  -----------------   ---------------
 Independent Trustees
Robert D. Neary          Chairman of the         Since
72                          Board and          February
                             Trustee             1996
------------------------------------------------------------
Dorothy A. Berry             Trustee          Since April
                         -----------------
62                                               2006
--                                               ----
Kelley J. Brennan            Trustee          Since April
                         -----------------
63                                               2006
--                                               ----
John F. Durkott              Trustee             Since
                         -----------------
62                                             November
--
                                                 1993
                                                 ----
Richard W. Furst           Trustee and        Since June
67                       Chairman of the         1990
--                                               ----
                         Audit Committee
                         -----------------
Gerald L. Gherlein           Trustee          Since July
                         -----------------
68                                               1997
--                                               ----
Dale C. LaPorte              Trustee          Since April
                         -----------------
64                                               2005
--                                               ----
Kathleen A. Obert            Trustee         Since August
                         -----------------
47                                               2002
--                                               ----

                         -----------------   ----
 Interested Trustees
John G. Breen5               Trustee         Since August
                         -----------------
72                                               2002
--                                               ----
Timothy L. Swanson5       President, CEO         Since
38                          and Chief          February
--
                          Legal Officer          2006

                             Trustee          Since April
                         -----------------
                                                 2006
                                                 ----

                                          Principal                                     Number of
                                        Occupation(s)                               Portfolios in the
                                     During Past 5 Years/                              Fund Complex
Name, Address1                      Other Directorships3                                Overseen
Age                                 Held by Board Member                               by Trustee4
-----------------------------------------------------------------------------------------------------
Independent Trustees
Robert D. Neary          Retired; Co-Chairman of Ernst & Young, 1984 - 1993;                33
72                       Director, Strategic Distribution, Inc.; Director,
                         Commercial Metals Company.
-----------------------------------------------------------------------------------------------------
Dorothy A. Berry         President, Talon Industries, Inc. (administrative,                 33
62                       management and business consulting), since 1986;
                         Chairman and Director, Professionally Managed
                         Portfolios.
-----------------------------------------------------------------------------------------------------
Kelley J. Brennan        Retired; Partner, PricewaterhouseCoopers LLP,                      33
63                       1981 - 2002.
-----------------------------------------------------------------------------------------------------
John F. Durkott          President and CEO, Kittle's Home Furnishings Center,               33
62                       Inc. ("Kittle's"), since 2002; President and Chief
                         Operating Officer, Kittle's, 1982 - 2002; Partner, Kittle's
                         Bloomington Properties LLC, 1981 - 2003; KK&D LLC,
                         1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real
                         estate companies of Kittle's).
-----------------------------------------------------------------------------------------------------
Richard W. Furst         Dean Emeritus, since 2003; Dean, 1981 - 2003; Garvice              33
67                       D. Kincaid Professor of Finance, since 1981; Gatton
                         College of Business and Economics, University of
                         Kentucky.
-----------------------------------------------------------------------------------------------------
Gerald L. Gherlein       Retired; Executive Vice President and General Counsel,             33
68                       Eaton Corporation (global manufacturing), 1991 - 2000.
-----------------------------------------------------------------------------------------------------
Dale C. LaPorte          Senior Vice President and General Counsel, Invacare                33
64                       Corporation (manufacturer of health care products), since
                         2005; Partner, 1974 - 2005; Chairman of Executive
                         Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.
-----------------------------------------------------------------------------------------------------
Kathleen A. Obert        Chairman and CEO, Edward Howard & Co. (public                      33
47                       relations agency), since 2001; CEO, Edward Howard &
                         Co., 2000 - 2001.
-----------------------------------------------------------------------------------------------------
Interested Trustees      Retired; Chairman and CEO, The Sherwin Williams Co.                33
John G. Breen5           (manufacture, distribution and sale of coatings), until
72                       2000; Director, Goodyear Tire & Rubber Co.; Director,
                         The Stanley Works.
-----------------------------------------------------------------------------------------------------
Timothy L. Swanson5      Executive Vice President and Chief Investment Officer,             33
38                       National City Corporation (bank holding company),
                         since 2003; Managing Director and Head of Equity
                         Management, Evergreen Private Asset Management,
                         2002 - 2003; Senior Vice President and Head of Equity
                         Securities, Wachovia Asset Management, 1999 - 2002.
-----------------------------------------------------------------------------------------------------

16

                                    Position(s)         Length
Name, Address1                     Held with the        of Time
Age                                    Trust            Served2
Officers
Kathleen T. Barr6                   Senior Vice          Since
200 Public Square, 5th Floor      President, Chief     February
Cleveland, OH 44114                Administrative        2003
51                               Officer and Chief
                                     Compliance
                                      Officer
--------------------------------------------------------------------------------
Patrick Glazar6                      Treasurer           Since
103 Bellevue Parkway                                   February
Wilmington, DE 19809                                     2006
38
--------------------------------------------------------------------------------
John Kernan6                         Assistant           Since
200 Public Square, 5th Floor         Treasurer         February
Cleveland, OH 44114                                      2005
40
--------------------------------------------------------------------------------
Audrey C. Talley6                    Secretary           Since
One Logan Square                                       February
18th and Cherry Streets                                  2005
Philadelphia, PA 19103-6996
52
--------------------------------------------------------------------------------

                                                         Principal                                 Number of
                                                        Occupation(s)                          Portfolios in the
                                                     During Past 5 Years/                         Fund Complex
Name, Address/1/                                    Other Directorships/3/                          Overseen
Age                                                  Held by Board Member                          by Trustee/4/
------------------------------------------------------------------------------------------------------------------
 Officers
Kathleen T. Barr/6/              Senior Vice President (formerly Vice President), National            N/A
200 Public Square, 5th Floor     City Bank, and Managing Director, Allegiant Asset
Cleveland, OH 44114              Management Group, since June 1999; Managing
51                               Director, Allegiant Asset Management Company, since
                                 May 1996.
------------------------------------------------------------------------------------------------------------------
Patrick Glazar/6/                Assistant Vice President and Director, Accounting and                N/A
103 Bellevue Parkway             Administration, PFPC Inc., since September 2002; Senior
Wilmington, DE 19809             Manager, PFPC Inc., 1994 to 2002.
38
------------------------------------------------------------------------------------------------------------------
John Kernan/6/                     Vice President, National City Bank, and Managing                     N/A
200 Public Square, 5th Floor     Director of Fund Administration, Allegiant Asset
Cleveland, OH 44114              Management Group, since July 2004; Vice President and
40                               Senior Director of Fund Administration, State Street
                                 Bank and Trust Company, 1998 to 2004.
------------------------------------------------------------------------------------------------------------------
Audrey C. Talley/6/              Partner, Drinker Biddle & Reath LLP (law firm).                      N/A
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
52
------------------------------------------------------------------------------------------------------------------

1    Each Trustee can be contacted by writing to Allegiant Funds, c/o John
     Kernan, 200 Public Square, 5th Floor, Cleveland, OH 44114.
2    Each Trustee holds office until the next meeting of shareholders at which
     Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.
3    Includes directorships of companies required to report to the SEC under the
     Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.
4    The "Fund Complex" consists of all registered investment companies for which Allegiant Asset Management Company (the "Adviser") or any of its
     affiliates serves as investment adviser including Allegiant Funds
     ("Allegiant") and Allegiant Advantage Fund ("Advantage"). In addition to
     Allegiant, each Trustee serves as a Trustee of Advantage. Mr. Neary and Mr.
     Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage. The number of portfolios overseen by the
     Trustees includes 32 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The
     Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.
5    Mr. Breen is considered to be an "interested person" of Allegiant as defined in the 1940 Act because he owns shares of common stock of National
     City Corporation ("NCC"), the indirect parent company of the Adviser. Mr.
     Swanson is considered to be an "interested person" of Allegiant because (1)
     he is Executive Vice President and Chief Investment Officer of NCC, and (2)
     he owns shares of common stock and options to purchase common stock of NCC.
6    Ms. Barr, Mr. Glazar, Mr. Kernan and Ms. Talley also serve as Officers of
     Advantage in their same capacities. Ms. Barr previously served as Assistant
     Treasurer and Compliance Officer of Allegiant and Advantage from August
     2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.
--------------------------------------------------------------------------------
For more information regarding the trustees and officers, please refer to the
Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

                                                                              17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of Allegiant Funds

We have audited the accompanying statements of net assets of the Bond Fund,
Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity Bond Fund,
Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt
Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax
Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund (the
"Funds") (10 of the portfolios constituting the Allegiant Funds) and the statement of assets and liabilities of the Total Return Advantage Fund as of
May 31, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated
therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds' internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

July 17, 2006

18

                                                                       Allegiant
Fixed Income Funds
FINANCIAL HIGHLIGHTS                                     Selected Per Share Data
                                                                      and Ratios
                                                      For the Years Ended May 31

              Net Asset                      Realized and      Dividends      Distributions
               Value,            Net         Unrealized        from Net         from Net         Net Asset
              Beginning     Investment       Gain (Loss)      Investment        Realized        Value, End
               of Year       Income(1)     on Investments       Income        Capital Gains       of Year
 BOND FUND
CLASS I
2006          $  10.22       $  0.43         $   (0.50)       $   (0.44)           $-            $   9.71
2005              9.98          0.41              0.25            (0.42)            -               10.22
2004             10.44          0.39             (0.45)           (0.40)            -                9.98
2003              9.86          0.48              0.56            (0.46)            -               10.44
2002              9.71          0.56              0.14            (0.55)            -                9.86
CLASS A
2006          $  10.25       $  0.40         $   (0.51)       $   (0.41)           $-            $   9.73
2005             10.00          0.38              0.26            (0.39)            -               10.25
2004             10.47          0.37             (0.47)           (0.37)            -               10.00
2003              9.88          0.46              0.56            (0.43)            -               10.47
2002              9.73          0.54              0.14            (0.53)            -                9.88
CLASS B
2006          $  10.23       $  0.33         $   (0.50)       $   (0.34)           $-            $   9.72
2005              9.99          0.31              0.25            (0.32)            -               10.23
2004             10.45          0.30             (0.46)           (0.30)            -                9.99
2003              9.87          0.38              0.56            (0.36)            -               10.45
2002              9.72          0.47              0.14            (0.46)            -                9.87
CLASS C
2006          $  10.22       $  0.33         $   (0.50)       $   (0.34)           $-            $   9.71
2005              9.98          0.31              0.25            (0.32)            -               10.22
2004             10.44          0.30             (0.46)           (0.30)            -                9.98
2003              9.86          0.38              0.56            (0.36)            -               10.44
2002              9.71          0.45              0.16            (0.46)            -                9.86
 GOVERNMENT MORTGAGE FUND
CLASS I
2006          $   9.34       $  0.43         $   (0.42)       $   (0.45)           $-            $   8.90
2005              9.23          0.41              0.15            (0.45)            -                9.34
2004              9.58          0.37             (0.32)           (0.40)            -                9.23
2003              9.45          0.39              0.19            (0.45)            -                9.58
2002              9.22          0.50              0.22            (0.49)            -                9.45
CLASS A
2006          $   9.33       $  0.41         $   (0.42)       $   (0.42)           $-            $   8.90
2005              9.23          0.39              0.14            (0.43)            -                9.33
2004              9.57          0.35             (0.31)           (0.38)            -                9.23
2003              9.45          0.37              0.18            (0.43)            -                9.57
2002              9.22          0.47              0.22            (0.46)            -                9.45
CLASS B
2006          $   9.31       $  0.34         $   (0.42)       $   (0.36)           $-            $   8.87
2005              9.20          0.33              0.14            (0.36)            -                9.31
2004              9.55          0.28             (0.32)           (0.31)            -                9.20
2003              9.42          0.30              0.19            (0.36)            -                9.55
2002              9.19          0.41              0.22            (0.40)            -                9.42
CLASS C
2006          $   9.32       $  0.34         $   (0.41)       $   (0.36)           $-            $   8.89
2005              9.22          0.32              0.14            (0.36)            -                9.32
2004              9.56          0.28             (0.31)           (0.31)            -                9.22
2003              9.43          0.30              0.19            (0.36)            -                9.56
2002              9.20          0.41              0.22            (0.40)            -                9.43

                                                                                  Ratio          Ratio of Net
                                                             Ratio of Net     of Expenses     Investment Income
                                               Ratio of       Investment       to Average        to Average
                              Net Assets      Expenses          Income         Net Assets        Net Assets         Portfolio
                 Total          End of       to Average       to Average      (Before Fee        (Before Fee        Turnover
              Return(+)       Year (000)     Net Assets       Net Assets        Waivers)          Waivers)           Rate(2)
 BOND FUND
CLASS I
2006             (0.74)%       $359,501          0.67%           4.29%            0.74%              4.22%             447%
2005              6.69          374,907          0.76            3.99             0.76               3.99              515
2004             (0.62)         415,151          0.74            3.86             0.74               3.86              338
2003             10.74          617,012          0.71            4.73             0.71               4.73              213
2002              7.40          798,688          0.71            5.70             0.71               5.70               98
CLASS A
2006             (1.07)%       $  7,519          0.92%           4.04%            0.99%              3.97%             447%
2005              6.52           10,908          1.01            3.74             1.01               3.74              515
2004             (0.96)          11,193          0.99            3.61             0.99               3.61              338
2003             10.57           14,985          0.96            4.48             0.96               4.48              213
2002              7.13            9,530          0.96            5.45             0.96               5.45               98
CLASS B
2006             (1.67)%       $    717          1.62%           3.34%            1.69%              3.27%             447%
2005              5.68              934          1.71            3.04             1.71               3.04              515
2004             (1.56)           1,491          1.69            2.91             1.69               2.91              338
2003              9.70            2,095          1.67            3.77             1.67               3.77              213
2002              6.39            2,133          1.67            4.74             1.67               4.74               98
CLASS C
2006             (1.68)%       $    184          1.62%           3.34%            1.69%              3.27%             447%
2005              5.68              279          1.71            3.04             1.71               3.04              515
2004             (1.56)             327          1.69            2.91             1.69               2.91              338
2003              9.70              403          1.67            3.77             1.67               3.77              213
2002              6.39              150          1.67            4.74             1.67               4.74               98
 GOVERNMENT MORTGAGE FUND
CLASS I
2006              0.08%        $245,162          0.64%           4.70%            0.79%              4.55%             593%
2005              6.18          239,724          0.67            4.44             0.82               4.29              753
2004              0.63          244,380          0.69            4.09             0.78               4.00              380
2003              6.15          190,678          0.77            4.09             0.77               4.09              364
2002              7.94          185,755          0.76            5.29             0.76               5.29              219
CLASS A
2006             (0.07)%       $ 16,160          0.89%           4.45%            1.04%              4.30%             593%
2005              5.81           21,300          0.92            4.19             1.07               4.04              753
2004              0.38           17,184          0.94            3.84             1.03               3.75              380
2003              5.89           18,067          1.02            3.84             1.02               3.84              364
2002              7.67           13,387          1.01            5.04             1.01               5.04              219
CLASS B
2006             (0.88)%       $  3,725          1.59%           3.75%            1.74%              3.60%             593%
2005              5.19            5,006          1.62            3.49             1.77               3.34              753
2004             (0.32)           6,729          1.64            3.14             1.73               3.05              380
2003              5.14            7,330          1.73            3.13             1.73               3.13              364
2002              6.93            6,801          1.72            4.33             1.72               4.33              219
CLASS C
2006             (0.76)%       $  2,055          1.59%           3.75%            1.74%              3.60%             593%
2005              5.07            2,095          1.62            3.49             1.77               3.34              753
2004             (0.21)           2,344          1.64            3.14             1.73               3.05              380
2003              5.15            1,246          1.73            3.13             1.73               3.13              364
2002              6.93              752          1.72            4.33             1.72               4.33              219

(+) Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) Due to their investment strategy, Bond Fund and Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

                                                                              19

                                                                       Allegiant
Fixed Income Funds
FINANCIAL HIGHLIGHTS                                 Selected Per Share Data
                                                                     and Ratios
                          For the Years Ended May 31, unless otherwise indicated

              Net Asset                      Realized and      Dividends      Distributions
               Value,            Net         Unrealized        from Net         from Net         Net Asset
              Beginning     Investment       Gain (Loss)      Investment        Realized        Value, End
               of Year       Income(1)     on Investments       Income        Capital Gains       of Year
 INTERMEDIATE BOND FUND
CLASS I
2006         $   10.78       $   0.42        $   (0.44)       $   (0.42)           $-           $   10.34
2005             10.69           0.37             0.09            (0.37)            -               10.78
2004             11.09           0.37            (0.40)           (0.37)            -               10.69
2003             10.40           0.43             0.69            (0.43)            -               11.09
2002             10.24           0.55             0.16            (0.55)            -               10.40
CLASS A
2006         $   10.80       $   0.40        $   (0.44)       $   (0.40)           $-           $   10.36
2005             10.70           0.34             0.11            (0.35)            -               10.80
2004             11.11           0.34            (0.41)           (0.34)            -               10.70
2003             10.42           0.41             0.69            (0.41)            -               11.11
2002             10.26           0.52             0.16            (0.52)            -               10.42
CLASS B
2006         $   10.80       $   0.32        $   (0.43)       $   (0.32)           $-           $   10.37
2005             10.71           0.27             0.09            (0.27)            -               10.80
2004             11.11           0.27            (0.40)           (0.27)            -               10.71
2003             10.42           0.33             0.69            (0.33)            -               11.11
2002             10.26           0.45             0.16            (0.45)            -               10.42
CLASS C
2006         $   10.82       $   0.32        $   (0.43)       $   (0.32)           $-           $   10.39
2005             10.73           0.27             0.09            (0.27)            -               10.82
2004             11.13           0.27            (0.40)           (0.27)            -               10.73
2003             10.44           0.33             0.69            (0.33)            -               11.13
2002             10.28           0.44             0.17            (0.45)            -               10.44
 LIMITED MATURITY BOND FUND
CLASS I
2006         $    9.85       $   0.32        $   (0.13)       $   (0.34)           $-           $    9.70
2005              9.95           0.25            (0.07)           (0.28)            -                9.85
2004             10.17           0.26            (0.20)           (0.28)            -                9.95
2003              9.97           0.32             0.22            (0.34)            -               10.17
2002              9.87           0.49             0.10            (0.49)            -                9.97
CLASS A
2006         $    9.88       $   0.29        $   (0.12)       $   (0.32)           $-           $    9.73
2005              9.98           0.22            (0.06)           (0.26)            -                9.88
2004             10.20           0.24            (0.21)           (0.25)            -                9.98
2003             10.00           0.30             0.21            (0.31)            -               10.20
2002              9.90           0.47             0.10            (0.47)            -               10.00
CLASS B
2006         $    9.88       $   0.23        $   (0.13)       $   (0.25)           $-           $    9.73
2005              9.98           0.15            (0.06)           (0.19)            -                9.88
2004             10.20           0.16            (0.20)           (0.18)            -                9.98
2003             10.00           0.23             0.21            (0.24)            -               10.20
2002              9.90           0.39             0.11            (0.40)            -               10.00
CLASS C
2006         $    9.88       $   0.23        $   (0.13)       $   (0.25)           $-           $    9.73
2005              9.98           0.15            (0.06)           (0.19)            -                9.88
2004             10.20           0.16            (0.20)           (0.18)            -                9.98
2003             10.00           0.23             0.21            (0.24)            -               10.20
2002              9.89           0.36             0.15            (0.40)            -               10.00

                                                                                  Ratio          Ratio of Net
                                                             Ratio of Net     of Expenses     Investment Income
                                               Ratio of       Investment       to Average        to Average
                              Net Assets      Expenses          Income         Net Assets        Net Assets         Portfolio
                 Total          End of       to Average       to Average      (Before Fee        (Before Fee        Turnover
              Return(+)       Year (000)     Net Assets       Net Assets        Waivers)          Waivers)          Rate(2)
 INTERMEDIATE BOND FUND
CLASS I
2006             (0.18)%       $404,812          0.59%           3.99%            0.74%              3.84%            285%
2005              4.38          461,620          0.60            3.43             0.75               3.28             280
2004             (0.26)         439,369          0.59            3.40             0.74               3.25             164
2003             11.00          418,964          0.58            4.01             0.73               3.86             129
2002              7.05          346,788          0.57            5.27             0.72               5.12             141
CLASS A
2006             (0.42)%       $ 10,642          0.84%           3.74%            0.99%              3.59%           285%
2005              4.21           14,108          0.85            3.18             1.00               3.03             280
2004             (0.60)          13,662          0.84            3.15             0.99               3.00             164
2003             10.71           11,250          0.83            3.76             0.98               3.61             129
2002              6.78            8,926          0.82            5.02             0.97               4.87             141
CLASS B
2006             (1.01)%       $  5,080          1.54%           3.04%            1.69%              2.89%            285%
2005              3.39            6,471          1.55            2.48             1.70               2.33             280
2004             (1.19)           7,379          1.54            2.45             1.69               2.30             164
2003              9.94            4,245          1.54            3.05             1.69               2.90             129
2002              6.03            1,445          1.53            4.31             1.68               4.16             141
CLASS C
2006             (1.01)%       $    441          1.54%           3.04%            1.69%              2.89%            285%
2005              3.39              442          1.55            2.48             1.70               2.33             280
2004             (1.19)             525          1.54            2.45             1.69               2.30             164
2003              9.93              654          1.54            3.05             1.69               2.90             129
2002              6.03              413          1.53            4.31             1.68               4.16             141
 LIMITED MATURITY BOND FUND
CLASS I
2006              1.96%        $171,192          0.56%           3.25%            0.66%              3.15%            115%
2005              1.85          212,573          0.55            2.47             0.65               2.37             132
2004              0.45          306,914          0.54            2.58             0.64               2.48             136
2003              5.58          308,986          0.54            3.17             0.64               3.07             117
2002              6.09          213,322          0.53            4.89             0.63               4.79             110
CLASS A
2006              1.71%        $  4,764          0.81%           3.00%            0.91%              2.90%            115%
2005              1.60            6,798          0.80            2.22             0.90               2.12             132
2004              0.30            7,809          0.79            2.33             0.89               2.23             136
2003              5.21           11,369          0.79            2.92             0.89               2.82             117
2002              5.87            7,039          0.73            4.69             0.83               4.59             110
CLASS B
2006              1.00%        $    832          1.51%           2.30%            1.61%              2.20%            115%
2005              0.90            1,187          1.50            1.52             1.60               1.42             132
2004             (0.39)           1,477          1.49            1.63             1.59               1.53             136
2003              4.47            1,721          1.50            2.21             1.60               2.11             117
2002              5.07            1,329          1.49            3.93             1.59               3.83             110
CLASS C
2006              1.00%        $    517          1.51%           2.30%            1.61%              2.20%            115%
2005              0.89              870          1.50            1.52             1.60               1.42             132
2004             (0.40)           1,428          1.49            1.63             1.59               1.53             136
2003              4.47            1,572          1.50            2.21             1.60               2.11             117
2002              5.19              888          1.49            3.93             1.59               3.83             110

(+) Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) Due to its investment strategy, Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

(3) Ultra Short Bond Fund Class I and Class A commenced operations on December
    2, 2002 and January 6, 2003, respectively. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

20

                  Net Asset                      Realized and      Dividends      Distributions
                   Value,            Net         Unrealized        from Net         from Net         Net Asset
                  Beginning     Investment       Gain (Loss)      Investment        Realized        Value, End
                  of Period      Income(1)     on Investments       Income        Capital Gains      of Period
 TOTAL RETURN ADVANTAGE FUND
CLASS I
2006              $  10.45       $  0.43         $   (0.52)       $   (0.43)       $   (0.07)        $   9.86
2005                 10.22          0.39              0.33            (0.39)           (0.10)           10.45
2004                 11.01          0.42             (0.55)           (0.42)           (0.24)           10.22
2003                 10.23          0.49              0.92            (0.53)           (0.10)           11.01
2002                 10.02          0.55              0.21            (0.55)               -            10.23
CLASS A
2006              $  10.46       $  0.40         $   (0.52)       $   (0.40)       $   (0.07)        $   9.87
2005                 10.22          0.36              0.34            (0.36)           (0.10)           10.46
2004                 11.01          0.39             (0.55)           (0.39)           (0.24)           10.22
2003                 10.24          0.45              0.92            (0.50)           (0.10)           11.01
2002                 10.02          0.53              0.22            (0.53)               -            10.24
CLASS B
2006              $  10.49       $  0.33         $   (0.52)       $   (0.33)       $   (0.07)        $   9.90
2005                 10.26          0.29              0.33            (0.29)           (0.10)           10.49
2004                 11.04          0.32             (0.54)           (0.32)           (0.24)           10.26
2003                 10.27          0.39              0.91            (0.43)           (0.10)           11.04
2002                 10.05          0.46              0.21            (0.45)               -            10.27
CLASS C
2006              $  10.47       $  0.33         $   (0.52)       $   (0.33)       $   (0.07)        $   9.88
2005                 10.24          0.29              0.33            (0.29)           (0.10)           10.47
2004                 11.03          0.32             (0.55)           (0.32)           (0.24)           10.24
2003                 10.25          0.38              0.93            (0.43)           (0.10)           11.03
2002                 10.04          0.46              0.20            (0.45)               -            10.25
 ULTRA SHORT BOND FUND
CLASS I
2006              $   9.91       $  0.34         $   (0.05)       $   (0.36)       $       -         $   9.84
2005                 10.00          0.22             (0.07)           (0.24)               -             9.91
2004                 10.08          0.16             (0.07)           (0.17)               -            10.00
 2003(3)             10.00          0.09              0.08            (0.09)               -            10.08
CLASS A
2006              $   9.90       $  0.32         $   (0.06)       $   (0.33)       $       -         $   9.83
2005                  9.99          0.21             (0.09)           (0.21)               -             9.90
2004                 10.08          0.13             (0.07)           (0.15)               -             9.99
2003(3)              10.02          0.06              0.06            (0.06)               -            10.08

                                                                                       Ratio          Ratio of Net
                                                                  Ratio of Net     of Expenses     Investment Income
                                                    Ratio of       Investment       to Average        to Average
                                   Net Assets      Expenses          Income         Net Assets        Net Assets
                     Total          End of        to Average       to Average      (Before Fee        (Before Fee
                  Return(+)      Period (000)     Net Assets       Net Assets        Waivers)          Waivers)
 TOTAL RETURN ADVANTAGE FUND
CLASS I
2006                 (0.97)%       $326,122           0.62%           4.20%            0.77%              4.05%
2005                  7.14          319,802           0.63            3.74             0.78               3.59
2004                 (1.18)         314,269           0.60            3.92             0.75               3.77
2003                 14.18          241,404           0.58            4.60             0.73               4.45
2002                  7.76          259,402           0.55            5.42             0.72               5.25
CLASS A
2006                 (1.22)%       $  6,129           0.87%           3.95%            1.02%              3.80%
2005                  6.97            4,384           0.88            3.49             1.03               3.34
2004                 (1.43)           4,359           0.85            3.67             1.00               3.52
2003                 13.79            4,122           0.83            4.35             0.98               4.20
2002                  7.60            1,350           0.80            5.17             0.97               5.00
CLASS B
2006                 (1.88)%       $  1,155           1.57%           3.25%            1.72%              3.10%
2005                  6.12            1,180           1.58            2.79             1.73               2.64
2004                 (2.01)           1,220           1.55            2.97             1.70               2.82
2003                 12.97              902           1.54            3.64             1.69               3.49
2002                  6.83              301           1.51            4.46             1.68               4.29
CLASS C
2006                 (1.90)%       $    216           1.57%           3.25%            1.72%              3.10%
2005                  6.12              352           1.58            2.79             1.73               2.64
2004                 (2.11)             362           1.55            2.97             1.70               2.82
2003                 13.09              340           1.54            3.64             1.69               3.49
2002                  6.73               38           1.51            4.46             1.68               4.29
 ULTRA SHORT BOND FUND
CLASS I
2006                  2.93%        $ 98,120           0.36%           3.46%            0.56%              3.26%
2005                  1.48          178,675           0.38            2.27             0.58               2.07
2004                  0.93          176,280           0.36            1.54             0.56               1.34
2003(3)               1.67          129,599           0.26            1.81             0.58               1.49
CLASS A
2006                  2.67%        $  1,541           0.61%           3.21%            0.81%              3.01%
2005                  1.22            1,662           0.63            2.02             0.83               1.82
2004                  0.58            3,178           0.61            1.29             0.81               1.09
2003(3)               1.23              109           0.52            1.55             0.84               1.17

                  Portfolio
                  Turnover
                    Rate
 TOTAL RETURN ADVANTAGE FUND
CLASS I
2006                 218%
2005                 214
2004                 134
2003                 108
2002                  88
CLASS A
2006                 218%
2005                 214
2004                 134
2003                 108
2002                  88
CLASS B
2006                 218%
2005                 214
2004                 134
2003                 108
2002                  88
CLASS C
2006                 218%
2005                 214
2004                 134
2003                 108
2002                  88
 ULTRA SHORT BOND FUND
CLASS I
2006                  85%
2005                 219
2004                 120
 2003(3)             239
CLASS A
2006                  85%
2005                 219
2004                 120
2003(3)              239

                                                                              21

                                                                       Allegiant
Tax Free Bond Funds
FINANCIAL HIGHLIGHTS                                 Selected Per Share Data
                                                                     and Ratios
                          For the Years Ended May 31, unless otherwise indicated

                  Net Asset                      Realized and      Dividends      Distributions
                   Value,            Net         Unrealized        from Net         from Net         Net Asset
                  Beginning     Investment       Gain (Loss)      Investment        Realized        Value, End
                  of Period      Income(1)     on Investments       Income        Capital Gains      of Period
 INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2006              $  10.19       $  0.39         $   (0.29)       $   (0.39)        $      -         $   9.90
2005                 10.13          0.39              0.06            (0.39)               -            10.19
2004                 10.61          0.39             (0.46)           (0.41)               -            10.13
2003                 10.17          0.40              0.44            (0.40)               -            10.61
2002                 10.01          0.42              0.16            (0.42)               -            10.17
CLASS A
2006              $  10.22       $  0.36         $   (0.28)       $   (0.37)        $      -         $   9.93
2005                 10.17          0.37              0.05            (0.37)               -            10.22
2004                 10.64          0.37             (0.46)           (0.38)               -            10.17
2003                 10.21          0.38              0.43            (0.38)               -            10.64
2002                 10.05          0.41              0.15            (0.40)               -            10.21
CLASS B
2006              $  10.19       $  0.30         $   (0.29)       $   (0.30)        $      -         $   9.90
2005                 10.13          0.30              0.06            (0.30)               -            10.19
2004                 10.60          0.29             (0.45)           (0.31)               -            10.13
2003                 10.16          0.30              0.44            (0.30)               -            10.60
2002                 10.00          0.33              0.16            (0.33)               -            10.16
CLASS C
2006              $  10.19       $  0.30         $   (0.30)       $   (0.30)        $      -         $   9.89
2005                 10.12          0.30              0.07            (0.30)               -            10.19
2004                 10.60          0.30             (0.47)           (0.31)               -            10.12
2003                 10.17          0.30              0.43            (0.30)               -            10.60
2002                 10.01          0.33              0.15            (0.32)               -            10.17
 MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2006              $  10.80       $  0.47         $   (0.38)       $   (0.47)       $   (0.04)        $  10.38
2005                 10.93          0.48             (0.11)           (0.48)           (0.02)           10.80
2004                 11.45          0.46             (0.51)           (0.47)               -            10.93
2003                 11.03          0.47              0.44            (0.47)           (0.02)           11.45
2002                 10.94          0.49              0.10            (0.49)           (0.01)           11.03
CLASS A
2006              $  10.79       $  0.44         $   (0.38)       $   (0.44)       $   (0.04)        $  10.37
2005                 10.92          0.45             (0.11)           (0.45)           (0.02)           10.79
2004                 11.44          0.43             (0.51)           (0.44)               -            10.92
2003                 11.02          0.45              0.44            (0.45)           (0.02)           11.44
2002                 10.93          0.47              0.10            (0.47)           (0.01)           11.02
CLASS B
2006              $  10.81       $  0.37         $   (0.39)       $  (0.37)       $   (0.04)        $   10.38
2005                 10.94          0.37             (0.11)          (0.37)           (0.02)            10.81
2004                 11.46          0.36             (0.51)          (0.37)               -             10.94
2003                 11.03          0.37              0.45           (0.37)           (0.02)            11.46
2002                 10.95          0.39              0.09           (0.39)           (0.01)            11.03
CLASS C
2006              $  10.82       $  0.38         $   (0.40)       $  (0.37)       $   (0.04)        $   10.39
2005                 10.94          0.37             (0.10)          (0.37)           (0.02)            10.82
2004                 11.46          0.35             (0.51)          (0.36)               -             10.94
2003                 11.03          0.37              0.45           (0.37)           (0.02)            11.46
2002(2)              11.05          0.32             (0.02)          (0.31)           (0.01)            11.03

                                                                                      Ratio          Ratio of Net
                                                                 Ratio of Net     of Expenses     Investment Income
                                                   Ratio of       Investment       to Average        to Average
                                  Net Assets      Expenses          Income         Net Assets        Net Assets
                    Total          End of        to Average       to Average      (Before Fee        (Before Fee
                  Return(+)     Period (000)     Net Assets       Net Assets        Waivers)          Waivers)
 INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2006                 1.01%        $114,947           0.61%           3.89%            0.76%              3.74%
2005                 4.54          131,474           0.61            3.85             0.76               3.70
2004                (0.70)         162,027           0.60            3.78             0.75               3.63
2003                 8.45          175,441           0.60            3.92             0.75               3.77
2002                 5.86          167,578           0.60            4.19             0.75               4.04
CLASS A
2006                 0.76%        $  6,027           0.86%           3.64%            1.01%              3.49%
2005                 4.18            9,945           0.86            3.60             1.01               3.45
2004                (0.83)           8,295           0.85            3.53             1.00               3.38
2003                 8.07            4,443           0.85            3.67             1.00               3.52
2002                 5.65            7,385           0.80            3.99             0.95               3.84
CLASS B
2006                 0.05%        $    418           1.56%           2.94%            1.71%              2.79%
2005                 3.56              540           1.56            2.90             1.71               2.75
2004                (1.54)             778           1.55            2.83             1.70               2.68
2003                 7.43              828           1.56            2.96             1.71               2.81
2002                 4.92              749           1.51            3.28             1.66               3.13
CLASS C
2006                (0.04)%       $     39           1.56%           2.94%            1.71%              2.79%
2005                 3.66               41           1.56            2.90             1.71               2.75
2004                (1.64)              84           1.55            2.83             1.70               2.68
2003                 7.33               91           1.56            2.96             1.71               2.81
2002                 4.86               19           1.56            3.23             1.71               3.08
 MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2006                 0.88%        $ 64,058           0.61%           4.42%            0.76%              4.27%
2005                 3.39           88,583           0.62            4.37             0.77               4.22
2004                (0.44)         123,614           0.60            4.11             0.75               3.96
2003                 8.51          147,331           0.60            4.24             0.75               4.09
2002                 5.54          137,902           0.59            4.47             0.74               4.32
CLASS A
2006                 0.62%        $ 18,193           0.86%           4.17%            1.01%              4.02%
2005                 3.14           12,645           0.87            4.12             1.02               3.97
2004                (0.68)          12,920           0.85            3.86             1.00               3.71
2003                 8.23           14,112           0.85            3.99             1.00               3.84
2002                 5.33           15,638           0.79            4.27             0.94               4.12
CLASS B
2006                (0.16)%       $    730           1.56%           3.47%            1.71%              3.32%
2005                 2.42            1,332           1.57            3.42             1.72               3.27
2004                (1.37)           1,492           1.55            3.16             1.70               3.01
2003                 7.57            1,985           1.56            3.28             1.71               3.13
2002                 4.44            1,960           1.50            3.56             1.65               3.41
CLASS C
2006                (0.16)%       $    172           1.56%           3.47%            1.71%              3.32%
2005                 2.51              301           1.57            3.42             1.72               3.27
2004                (1.38)              72           1.55            3.16             1.70               3.01
2003                 7.57              320           1.56            3.28             1.71               3.13
 2002(2)             2.81              283           1.55            3.51             1.70               3.36

                  Portfolio
                  Turnover
                    Rate
 INTERMEDIATE TAX EXEMPT BOND
FUND
CLASS I
2006                 49%
2005                  9
2004                  9
2003                 11
2002                 19
CLASS A
2006                 49%
2005                  9
2004                  9
2003                 11
2002                 19
CLASS B
2006                 49%
2005                  9
2004                  9
2003                 11
2002                 19
CLASS C
2006                 49%
2005                  9
2004                  9
2003                 11
2002                 19
 MICHIGAN INTERMEDIATE
MUNICIPAL BOND FUND
CLASS I
2006                 28%
2005                  7
2004                  5
2003                  7
2002                  6
CLASS A
2006                 28%
2005                  7
2004                  5
2003                  7
2002                  6
CLASS B
2006                 28%
2005                  7
2004                  5
2003                  7
2002                  6
CLASS C
2006                 28%
2005                  7
2004                  5
2003                  7
 2002(2)              6

(+) Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) Michigan Intermediate Municipal Bond Class C commenced operations on August
    6, 2001. Ohio Intermediate Tax Exempt Bond Fund Class B commenced operations on December 4, 2001. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3) Ohio Intermediate Tax Exempt Bond Fund Class B commenced operations on
   December 4, 2001. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

22

                  Net Asset                      Realized and      Dividends      Distributions
                   Value,            Net         Unrealized        from Net         from Net         Net Asset
                  Beginning     Investment       Gain (Loss)      Investment        Realized        Value, End
                  of Period      Income(1)     on Investments       Income        Capital Gains      of Period
 OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS I
2006              $  11.24       $  0.41         $   (0.30)       $   (0.41)           $-            $  10.94
2005                 11.20          0.42              0.04            (0.42)            -               11.24
2004                 11.70          0.41             (0.50)           (0.41)            -               11.20
2003                 11.20          0.44              0.50            (0.44)            -               11.70
2002                 11.04          0.47              0.16            (0.47)            -               11.20
CLASS A
2006              $  11.20       $  0.39         $   (0.30)       $   (0.38)           $-            $  10.91
2005                 11.17          0.39              0.03            (0.39)            -               11.20
2004                 11.66          0.38             (0.49)           (0.38)            -               11.17
2003                 11.17          0.41              0.49            (0.41)            -               11.66
2002                 11.00          0.44              0.18            (0.45)            -               11.17
CLASS B
2006              $  11.18       $  0.31         $   (0.30)       $   (0.31)           $-            $  10.88
2005                 11.14          0.32              0.04            (0.32)            -               11.18
2004                 11.63          0.30             (0.49)           (0.30)            -               11.14
2003                 11.14          0.33              0.49            (0.33)            -               11.63
 2002(3)             11.10          0.18              0.04            (0.18)            -               11.14
CLASS C
2006              $  11.18       $  0.31         $   (0.29)       $   (0.31)           $-            $  10.89
2005                 11.15          0.32              0.03            (0.32)            -               11.18
2004                 11.64          0.30             (0.49)           (0.30)            -               11.15
2003                 11.15          0.33              0.49            (0.33)            -               11.64
2002                 11.00          0.36              0.15            (0.36)            -               11.15
 PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS I
2006              $  10.56       $  0.37         $   (0.28)       $   (0.37)           $-            $  10.28
2005                 10.46          0.36              0.10            (0.36)            -               10.56
2004                 10.96          0.36             (0.49)           (0.37)            -               10.46
2003                 10.47          0.41              0.49            (0.41)            -               10.96
2002                 10.36          0.46              0.11            (0.46)            -               10.47
CLASS A
2006              $  10.58       $  0.35         $   (0.28)       $   (0.35)           $-            $  10.30
2005                 10.48          0.33              0.10            (0.33)            -               10.58
2004                 10.98          0.34             (0.49)           (0.35)            -               10.48
2003                 10.49          0.38              0.49            (0.38)            -               10.98
2002                 10.38          0.44              0.11            (0.44)            -               10.49
CLASS C
2006              $  10.57       $  0.27         $   (0.27)       $   (0.27)           $-            $  10.30
2005                 10.48          0.26              0.09            (0.26)            -               10.57
2004                 10.97          0.26             (0.48)           (0.27)            -               10.48
2003                 10.48          0.31              0.49            (0.31)            -               10.97
2002                 10.38          0.35              0.11            (0.36)            -               10.48

                                                                                     Ratio          Ratio of Net
                                                                Ratio of Net     of Expenses     Investment Income
                                                  Ratio of       Investment       to Average        to Average
                                 Net Assets      Expenses          Income         Net Assets        Net Assets         Portfolio
                    Total         End of        to Average       to Average      (Before Fee        (Before Fee        Turnover
                 Return(+)     Period (000)     Net Assets       Net Assets        Waivers)          Waivers)            Rate
 OHIO INTERME
CLASS I
2006                1.03%        $140,658          0.60%            3.73%             0.75%             3.58%             39%
2005                4.19          144,334          0.62             3.76              0.77              3.61              11
2004               (0.75)         163,549          0.60             3.61              0.75              3.46              13
2003                8.56          167,899          0.60             3.85              0.75              3.70               6
2002                5.81          154,461          0.60             4.20              0.75              4.05              19
CLASS A
2006                0.86%        $ 10,509          0.85%            3.48%             1.00%             3.33%             39%
 2005               3.84           12,098          0.87             3.51              1.02              3.36              11
 2004              (0.92)           9,618          0.85             3.36              1.00              3.21              13
 2003               8.21           14,859          0.85             3.60              1.00              3.45               6
 2002               5.70           11,639          0.80             4.00              0.95              3.85              19
CLASS B
2006                0.06%        $    980          1.55%            2.78%             1.70%             2.63%             39%
 2005               3.22              974          1.57             2.81              1.72              2.66              11
 2004              (1.62)             881          1.55             2.66              1.70              2.51              13
 2003               7.47              706          1.56             2.89              1.71              2.74               6
 2002(3)            1.99              161          1.51             3.29              1.66              3.14              19
CLASS C
2006                0.16%        $    645          1.55%            2.78%             1.70%             2.63%             39%
 2005               3.12              652          1.57             2.81              1.72              2.66              11
 2004              (1.62)           1,074          1.55             2.66              1.70              2.51              13
 2003               7.46            1,091          1.56             2.89              1.71              2.74               6
 2002               4.72            1,025          1.56             3.24              1.71              3.09              19
 PENNSYLVANIA
CLASS I
 2006               0.90%        $ 44,427          0.62%            3.59%             0.77%             3.44%             52%
 2005               4.41           49,028          0.64             3.36              0.79              3.21              15
 2004              (1.18)          54,675          0.63             3.38              0.78              3.23              14
 2003               8.76           55,503          0.65             3.84              0.80              3.69              12
 2002               5.57           51,319          0.64             4.40              0.79              4.25              13
CLASS A
 2006               0.66%        $  1,941          0.87%            3.34%             1.02%             3.19%             52%
 2005               4.15            1,170          0.89             3.11              1.04              2.96              15
 2004              (1.42)           1,299          0.88             3.13              1.03              2.98              14
 2003               8.48            1,118          0.90             3.59              1.05              3.44              12
 2002               5.36            1,015          0.84             4.20              0.99              4.05              13
CLASS C
 2006               0.05%        $    790          1.57%            2.64%             1.72%             2.49%             52%
 2005               3.32              805          1.59             2.41              1.74              2.26              15
 2004              (2.01)             887          1.58             2.43              1.73              2.28              14
 2003               7.73              907          1.61             2.88              1.76              2.73              12
 2002               4.46              463          1.60             3.44              1.75              3.29              13

                                                                              23

Allegiant Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                        Par          Value
                                       (000)         (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 40.0%
Federal Home Loan Mortgage Corporation - 0.4%
    9.500%, 10/01/20                  $   176       $    191
    9.000%, 05/01/20                       53             53
    8.500%, 09/01/16                        3              3
    8.000%, 07/01/25                      145            155
    7.500%, 07/01/10                        1              1
    7.500%, 11/01/10                        9              9
    7.500%, 05/01/11                       96             99
    7.000%, 11/01/10                      162            166
    7.000%, 11/01/28                      740            761
    6.500%, 10/01/07                       10             10
    6.500%, 09/01/08                       37             37
    6.500%, 11/01/10                       36             36

                                                    ========
                                                       1,521
---------------------------------     -------       --------
Federal National Mortgage Association - 38.7%
    9.500%, 05/01/18                       24             26
    9.000%, 07/01/09                        2              2
    9.000%, 11/01/24                      206            224
    8.500%, 11/01/09                        3              3
    7.000%, 01/01/33                      894            918
    7.000%, 10/01/33                      300            308
    6.500%, 12/01/08                       55             55
    6.500%, 06/01/36 (TBA)             12,000         12,109
    6.000%, 07/01/28                        2              2
    6.000%, 01/01/34                      282            280
    6.000%, 11/01/35                      371            367
    6.000%, 06/01/36 (TBA)             27,670         27,333
    5.870%, 01/01/09                    5,019          5,026
    5.500%, 12/01/33                   10,703         10,350
    5.500%, 05/01/35                    2,180          2,102
    5.500%, 06/01/36 (TBA)             37,400         36,021
    5.468%, 01/01/36 (A)                9,382          9,297
    5.000%, 06/01/20                    7,236          6,994
    5.000%, 10/01/35                   12,017         11,284
    5.000%, 11/01/35                   13,422         12,603
    5.000%, 12/01/35                    3,255          3,057
    4.500%, 09/01/35                    4,391          3,995

                                                    ========
                                                     142,356
---------------------------------     -------       --------
Government National Mortgage Association - 0.9%
    8.500%, 09/15/21                        3              3
    8.500%, 11/15/21                       42             45
    8.500%, 07/15/22                       23             24
    8.500%, 08/15/22                        9              9
    8.250%, 04/20/17                        4              4
    8.000%, 03/15/08                        8              9
    8.000%, 01/15/30                      301            321
    7.500%, 12/15/29                       54             57
    6.500%, 06/15/32                      384            391
    6.500%, 10/15/33                      417            425
    6.000%, 08/15/32                      192            192
    6.000%, 02/15/33                    1,593          1,590
    6.000%, 11/15/33                      321            320
    6.000%, 11/15/34                       25             25

                                                    ========
                                                       3,415
---------------------------------     -------       --------
Total U.S. Government Agency Mortgage-Backed
Obligations
  (Cost $150,094)                                    147,292
------------------------------------------------    --------

                                          Par        Value
                                        (000)        (000)
U.S. TREASURY OBLIGATIONS - 30.5%
U.S. Treasury Bonds - 1.9%
    6.250%, 08/15/23#                 $ 4,910       $  5,396
    6.250%, 05/15/30                      175            197
    5.375%, 02/15/31#                   1,660          1,680

                                                    ========
                                                       7,273
---------------------------------     -------       --------
U.S. Treasury Notes - 28.6%
    6.500%, 10/15/06#                   7,000          7,037
    4.750%, 05/15/14#                   1,820          1,778
    4.500%, 11/15/10#                  79,595         77,950
    3.500%, 11/15/06#                   3,910          3,884
    3.250%, 08/15/08#                  15,060         14,509

                                                    ========
                                                     105,158
---------------------------------     -------       --------
Total U.S. Treasury Obligations
  (Cost $113,964)
------------------------------------------------------------
                                                     112,431
                                                    --------
CORPORATE BONDS - 13.7%
Cable - 0.5%
  Comcast Cable
    8.375%, 03/15/13                      950          1,060
  Cox Communications
    4.625%, 06/01/13                    1,000            904

                                                    ========
                                                       1,964
---------------------------------     -------       --------
Energy - 1.5%
  Kinder Morgan
    6.500%, 09/01/12                    1,375          1,333
  MidAmerican Energy Holdings
    6.125%, 04/01/36 (B)                1,800          1,703
  Tampa Electric
    6.550%, 05/15/36                      900            902
  Xcel Energy
    7.000%, 12/01/10                    1,562          1,635

                                                    ========
                                                       5,573
---------------------------------     -------       --------
Financials - 7.4%
  American General Finance (MTN)
    3.875%, 10/01/09                    1,195          1,131
  Assurant
    6.750%, 02/15/34                    1,000            995
  Bank of America
    7.800%, 09/15/16                    1,250          1,421
  Citigroup
    7.250%, 10/01/10                    3,200          3,395
  General Electric Capital, Cl A
    6.000%, 06/15/12                    2,630          2,675
  Goldman Sachs
    6.450%, 05/01/36                    1,400          1,358
  HSBC Finance
    6.750%, 05/15/11                    1,375          1,433
    6.375%, 10/15/11                    1,250          1,286
  HSBC Holdings
    6.500%, 05/02/36                      775            770
  Inter-American Development Bank
    7.375%, 01/15/10                    1,200          1,281
  JPMorgan Chase
    5.125%, 09/15/14                    2,000          1,895
  Kaupthing Bank
    7.125%, 05/19/16 (B)                  675            678
  KeyBank
    5.800%, 07/01/14                      985            976

24

                                                        Par          Value
                                                       (000)         (000)
CORPORATE BONDS - continued
Financials - continued
  Lehman Brothers Holdings (MTN)
    5.500%, 04/04/16                                  $   435       $    419
  MUFG Capital Finance 1
    6.346%, 07/25/16# (A)                                 825            814
  Protective Life Secured Trust
    4.850%, 08/16/10                                    1,000            976
  Residential Capital
    6.375%, 06/30/10                                    1,100          1,087
    6.500%, 04/17/13                                      300            294
  UBS Preferred Funding Trust V
    6.243%, 05/15/16 (A)                                  625            626
  USB Capital IX
    6.189%, 04/15/11 (A)                                  750            735
  W.R. Berkley
    6.150%, 08/15/19                                    1,085          1,036
  Wachovia Capital Trust III
    5.800%, 08/29/49 (A)                                1,000            973
  Wells Fargo
    4.950%, 10/16/13                                    1,135          1,072

                                                                    ========
                                                                      27,326
-------------------------------------------------     -------       --------
Healthcare - 0.5%
  Teva Pharmaceutical Finance
    6.150%, 02/01/36                                      785            713
  WellPoint
    5.250%, 01/15/16                                    1,000            944

                                                                    ========
                                                                       1,657
-------------------------------------------------     -------       --------
Real Estate - 0.4%
  Colonial Realty
    5.500%, 10/01/15                                    1,450          1,364
-------------------------------------------------     -------       --------
Sovereign Agency - 2.1%
  Aid-Israel
    5.500%, 04/26/24                                    7,775          7,717
-------------------------------------------------     -------       --------
Telecommunications - 0.8%
  GTE
    6.940%, 04/15/28                                    1,800          1,775
  Telecom Italia Capital SA
    5.250%, 11/15/13                                    1,210          1,132

                                                                    ========
                                                                       2,907
-------------------------------------------------     -------       --------
Transportation - 0.2%
  Canadian National Railway
    6.200%, 06/01/36                                      675            678
-------------------------------------------------     -------       --------
Utilities - 0.3%
  AEP Texas Central
    6.650%, 02/15/33                                    1,235          1,232
-------------------------------------------------     -------       --------
Total Corporate Bonds
  (Cost $52,923)                                                      50,418
-------------------------------------------------------------       --------
ASSET BACKED SECURITIES - 11.6%
Automotive - 1.0%
  Honda Auto Receivables Owner Trust,
    Series 2005-4, Cl A3
    4.460%, 05/21/09                                    3,875          3,829
-------------------------------------------------     -------       --------

                                                        Par          Value
                                                       (000)         (000)
Credit Cards - 7.8%
  American Express Credit Account Master Trust,
    Series 2001-7, Cl A
    5.201%, 02/16/09 (A)                              $ 3,500       $  3,503
  Bank One Issuance Trust, Series 2004-A4, Cl A4
    5.121%, 02/16/10 (A)                                6,700          6,707
  Chase Credit Card Master Trust,
    Series 2004-1, Cl A
    5.111%, 05/15/09 (A)                                5,000          5,003
  Citibank Credit Card Issuance Trust,
    Series 2006-A5, Cl A5
    5.300%, 05/20/11 (D)                                7,400          7,378
  MBNA Credit Card Master Note Trust,
    Series 2002-A4, Cl A4
    5.191%, 08/17/09 (A)                                6,000          6,009

                                                                    ========
                                                                      28,600
-------------------------------------------------     -------       --------
Mortgage Related - 1.2%
  Bear Stearns, Series 1999-2, Cl AF2
    7.910%, 10/25/29                                      426            432
  Chase Funding Mortgage Loan,
    Series 2003-6, Cl 1A4
    4.499%, 08/25/30                                    4,000          3,823

                                                                    ========
                                                                       4,255
-------------------------------------------------     -------       --------
Utilities - 1.6%
  Export Funding Trust, Series 1995-A, Cl A
    8.210%, 12/29/06                                      385            388
  PSE&G Transition Funding LLC,
    Series 2001-1, Cl A8
    6.890%, 12/15/17                                    5,050          5,466

                                                                    ========
                                                                       5,854
-------------------------------------------------     -------       --------
Total Asset Backed Securities
  (Cost $42,368)
---------------------------------------------------------------------------------
                                                                      42,538
                                                                    --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
Federal Farm Credit Bank - 2.4%
    4.918%, 03/01/07 # (A)                              8,710          8,713
-------------------------------------------------     -------       --------
Federal Home Loan Bank - 4.6%
    6.500%, 08/15/07#                                   2,245          2,276
    4.830%, 06/13/06 (DN)# (C)                         11,665         11,646
    3.875%, 06/08/07#                                   3,010          2,967

                                                                    ========
                                                                      16,889
-------------------------------------------------     -------       --------
Federal National Mortgage Association - 2.6%
    4.940%, 06/12/06 (DN) (C)                             900            898
    4.870%, 06/12/06 (DN)## (C)                         8,700          8,687

                                                                    ========
                                                                       9,585
-------------------------------------------------     -------       --------
Total U.S. Government Agency Obligations
  (Cost $35,260)
---------------------------------------------------------------------------------
                                                                      35,187
                                                                    --------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.9%
  Bear Stearns Commercial Mortgage Securities,
    Series 2005-PWR9, Cl A4A
    4.871%, 09/11/42#                                   4,800          4,479
  Citigroup/Deutsche Bank Commercial Mortgage
    Trust, Series 2005-CD1, Cl A4
    5.340%, 07/15/44 (A)                                6,600          6,352

                                                                              25

Allegiant Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                         Par         Value
                                                        (000)        (000)
COLLATERALIZED MORTGAGE OBLIGATIONS -
  continued
  CS First Boston Mortgage Securities,
    Series 2005-C6, Cl A4
    5.230%, 12/15/40 (A)                                $5,650       $ 5,401
  Fannie Mae, Series 2005-34, Cl PC
    5.500%, 06/25/32                                     4,085         3,988
  Freddie Mac, Series 2773, Cl CD
    4.500%, 04/15/24                                     6,000         5,378

---------------------------------------                 ------       -------
Total Collateralized Mortgage Obligations
  (Cost $26,416)                                                      25,598
---------------------------------------------------                  -------
COMMERCIAL PAPER(+) - 6.6%
  Kitty Hawk Funding
    5.000%, 06/12/06##                                   4,000         3,994
  Market Street Funding
    5.010%, 06/12/06##                                   3,000         2,995
  Merrill Lynch
    4.990%, 06/13/06##                                   6,000         5,990
  Morgan Stanley
    5.000%, 06/12/06##                                   5,250         5,242
  Societe Generale North America
    4.995%, 06/13/06##                                   6,000         5,990

---------------------------------------                 ------       -------
Total Commercial Paper
  (Cost $24,211)                                                      24,211
---------------------------------------------------                  -------

                                                       Number
                                                     of Shares
AFFILIATED MONEY MARKET FUND - 1.7%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)(+)                              6,265,680         6,266
  (Cost $6,266)
---------------------------------------------------------------      -------
Total Investments Before Collateral
  for Loaned Securities - 120.6%
  (Cost $451,502)                                                    443,941
---------------------------------------------------------------      -------

                                                        Par
                                                       (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 39.7%
Master Notes - 10.9%
  Bank of America
    5.133%, 06/01/06                                   $15,000        15,000
  Bear Stearns
    5.213%, 06/07/06                                    10,000        10,000
  JPMorgan Securities
    5.143%, 06/15/06                                    15,000        15,000

                                                                      ======
                                                                      40,000
--------------------------                             -------        ------
Medium Term Notes - 5.4%
  First Tennessee Bank
    5.135%, 04/18/07 (A)                                 5,000         5,002
  Morgan Stanley
    5.233%, 01/19/07 (A)                                 5,000         5,004

                                                        Par          Value
                                                       (000)         (000)
  Sigma Finance
    5.070%, 07/07/06 (A)                               $10,000      $  9,999

                                                                    ========
                                                                      20,005
--------------------------                             -------      --------
Repurchase Agreements - 23.4%
  Bank of America
    5.110%, 06/01/06                                     3,012         3,012
  Bear Stearns
    5.113%, 06/01/06                                    25,000        25,000
    5.163%, 06/01/06                                    12,000        12,000
  Lehman Brothers
    5.113%, 06/01/06                                    46,000        46,000

                                                                    ========
                                                                      86,012
--------------------------                             -------      --------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $146,017)(++)                                                146,017
---------------------------------------                             --------

TOTAL INVESTMENTS - 160.3%
  (Cost $597,519)*                                                   589,958
------------------------------------------                          --------

Other Assets & Liabilities - (60.3)%

  Dividends Payable
    Class I                                                           (1,162)
    Class A                                                               (9)
  Investment Advisory Fees Payable                                      (141)
  12b-1 Fees Payable
    Class I                                                              (49)
    Class A                                                               (2)
  Administration Fees Payable                                            (19)
  Custody Fees Payable                                                    (1)
  Trustees' Fees Payable                                                 (25)
  Payable for Collateral for Loaned Securities                      (146,017)
  Payable for Investments Purchased                                  (95,194)
  Payable for Shares of Beneficial Interest Redeemed                  (1,568)
  Other                                                               22,149
------------------------------------------------------             ----------
Total Other Assets & Liabilities                                    (222,038)
------------------------------------------------------             ----------

TOTAL NET ASSETS - 100.0%                                           $367,920
------------------------------------------                          --------

26

                                                                      Value
                                                                      (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                     $405,294
Distributions in Excess of Net Investment Income                        (686)
Accumulated Net Realized Loss on Investments                         (29,127)
Net Unrealized Depreciation on Investments                            (7,561)
---------------------------------------------------                 ---------
Total Net Assets                                                    $367,920
---------------------------------------------------                 ---------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($359,500,668 / 37,034,634
  outstanding shares of beneficial interest)                        $   9.71
---------------------------------------------------                 ---------
Net Asset Value and Redemption Price Per
  Share - Class A ($7,518,865 / 772,806
  outstanding shares of beneficial interest)                        $   9.73
---------------------------------------------------                 ---------
Maximum Offering Price Per Share - Class A
  ($9.73 / 95.50%)                                                  $  10.19
---------------------------------------------------                 ---------
Net Asset Value and Offering Price Per
  Share - Class B ($716,757 / 73,749 outstanding
  shares of beneficial interest)                                    $   9.72
---------------------------------------------------                 ---------
Net Asset Value and Offering Price Per
  Share - Class C ($183,758 / 18,934 outstanding
  shares of beneficial interest)                                    $   9.71
---------------------------------------------------                 ---------

* Aggregate cost for Federal income tax purposes is (000) $597,581.

       Gross unrealized appreciation (000)      $    662
       Gross unrealized depreciation (000)        (8,285)
                                                --------
       Net unrealized depreciation (000)        $ (7,623)
                                                ========

(+)  The rate shown is the effective yield at purchase date.
(+)(+) See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $142,647.
##   All or a portion of the security was held as collateral for when-issued securities.
(A)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.
(B)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $2,381 and represents 0.6% of net assets as of May 31, 2006.
(C)  Zero Coupon Bond - the rate shown is the effective yield at purchase date.
(D)  Security fair valued using methods determined in good faith by the
     Valuation Committee of the Board of Trustees.

Cl - Class
DN - Discount Note
LLC - Limited Liability Company
MTN - Medium Term Note
TBA - To Be Announced
See Notes to Financial Statements.

                                                                              27

Allegiant Government Mortgage Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                          Par        Value
                                                         (000)       (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 95.2%
Federal Home Loan Mortgage Corporation - 1.0%
   12.250%,         08/01/15                            $  110       $   120
    9.750%,         11/01/08 to 04/01/09                    36            37
    9.250%,         08/01/13                                 3             3
    9.000%,         06/01/09 to 09/01/20                   344           365
    8.750%,         06/01/16 to 05/01/17                    66            70
    8.500%,         09/01/17 to 01/01/22                   196           207
    8.000%,         07/01/09 to 03/01/22                   151           159
    7.000%,         05/01/31                               245           252
    6.000%,         10/01/32                             1,457         1,446

                                                                     =======
                                                                       2,659
---------           --------------------                ------       -------
Federal National Mortgage Association - 87.1%
   12.500%,         05/01/15                               139           155
   11.250%,         05/01/14                                17            19
   10.000%,         06/01/21                                20            22
    9.500%,         09/01/11                                11            11
    9.000%,         06/01/09 to 10/01/19                    43            45
    8.500%,         11/01/21 to 09/01/23                    51            54
    8.000%,         12/01/17 to 03/01/23                    33            35
    7.500%,         09/01/22 to 05/01/32                 1,477         1,533
    7.000%,         12/01/15 to 10/01/32                 1,575         1,617
    6.500%,         12/01/12 to 05/01/33                 3,064         3,102
    6.000%,         09/01/17 to 11/01/35                11,935        11,868
    6.000%,         06/01/36 (TBA)                      39,000        38,525
    5.500%,         11/01/09 to 03/01/36                41,435        40,184
    5.500%,         06/01/36 (TBA)                      52,000        50,083
    5.000%,         06/01/18 to 11/01/35                53,953        51,000
    5.000%,         06/01/36 (TBA)                      11,000        10,319
    4.500%,         04/01/18 to 09/01/35                25,961        24,167

                                                                     =======
                                                                     232,739
---------           --------------------                ------       -------
Government National Mortgage Association - 7.1%
   17.000%,         11/15/11                                59            68
   16.000%,         11/15/11                                 2             2
   15.000%,         06/15/11 to 01/15/13                   823           935
   14.500%,         09/15/12 to 08/15/14                    10            11
   14.000%,         05/15/11 to 02/15/15                   362           407
   13.500%,         05/15/10 to 01/20/15                   345           385
   13.000%,         11/15/10 to 06/20/15                   315           349
   12.750%,         09/20/13 to 12/20/13                    40            43
   12.500%,         04/15/10 to 01/20/16                   776           854
   12.000%,         08/15/12 to 09/15/15                   294           327
   11.500%,         02/15/13 to 08/15/14                    85            94
    9.250%,         12/15/16 to 05/15/21                    72            78
    9.000%,         09/15/08 to 11/15/24                   758           804
    8.750%,         08/15/08 to 12/15/16                    67            71
    8.500%,         01/15/17 to 09/15/24                   457           491
    8.250%,         06/15/08 to 07/15/08                    12            12
    8.000%,         04/15/17 to 05/20/30                 1,253         1,336
    7.500%,         09/20/15 to 09/20/30                 2,512         2,631
    7.000%,         12/15/10 to 06/15/32                 4,644         4,790
    6.500%,         10/15/22 to 09/15/31                 3,050         3,110
    6.000%,         10/20/28 to 07/20/29                 2,037         2,030

                                                                     =======
                                                                      18,828
---------           --------------------                ------       -------

Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $259,117)                                                    254,226
------------------------------------------------       ------        -------

                                                         Par          Value
                                                         000          (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.6%
Federal Farm Credit Bank - 4.1%
    4.918%, 03/01/07(+)#                               $11,000       $11,004
-------------------------------------------------      -------       -------
Federal National Mortgage Association - 11.5%
    4.940%, 06/12/06 (DN)# (A)                             650           649
    4.870%, 06/12/06 (DN)## (A)                         30,100        30,055

                                                                     =======
                                                                      30,704
-------------------------------------------------      -------       -------
Total U.S. Government Agency Obligations
  (Cost $41,706)                                                      41,708
--------------------------------------------------------------       -------
ASSET BACKED SECURITIES - 5.6%
Credit Cards - 5.6%
  American Express Credit Account Master Trust,
    Series 2001-7, Cl A
    5.201%, 02/16/09 (B)                                 2,500         2,502
  Bank One Issuance Trust, Series 2004-A4, Cl A4
    5.121%, 02/16/10 (B)                                 5,000         5,005
  Chase Credit Card Master Trust,
    Series 2004-1, Cl A
    5.111%, 05/15/09 (B)                                 3,000         3,002
  MBNA Credit Card Master Note Trust,
    Series 2002-A4, Cl A4
    5.191%, 08/17/09 (B)                                 4,550         4,557

                                                                     =======
                                                                      15,066
-------------------------------------------------      -------       -------
Total Asset Backed Securities
  (Cost $15,064)                                                      15,066
--------------------------------------------------------------       -------
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
  Fannie Mae, Series 1992-29, Cl Z
    8.000%, 02/25/22                                        89            92
  Freddie Mac, Series 1273, Cl Z
    7.500%, 05/15/22                                       110           110
  Freddie Mac, Series 2003-2617, Cl TH
    4.500%, 05/15/15                                     7,000         6,814
  Security Mortgage Acceptance Corporation II,
    Series B, Cl 4
    9.000%, 12/01/16                                       280           286
  Structured Mortgage Asset Residential Trust,
    Series 1992-2, Cl I
    8.250%, 06/25/19                                       263           265

-------------------------------------------------      -------       -------
Total Collateralized Mortgage Obligations
  (Cost $7,560)                                                        7,567
--------------------------------------------------------------       -------
COMMERCIAL PAPER(+) - 16.1%
  Clipper Receivables
    5.000%, 06/12/06##                                   6,000         5,991
  Greyhawk Funding LLC
    5.010%, 06/13/06##                                   5,000         4,992
  ING Funding LLC
    4.990%, 06/12/06##                                   5,000         4,992
  Kitty Hawk Funding
    5.000%, 06/12/06##                                   6,000         5,991
  Lloyds TSB Bank PLC
    4.990%, 06/12/06##                                   5,000         4,992
  Market Street Funding
    5.010%, 06/12/06##                                   5,000         4,992
  Morgan Stanley
    5.000%, 06/12/06##                                   6,000         5,991

28

                                                         Par          Value
                                                        (000)         (000)
COMMERCIAL PAPER(+) - continued
  Variable Funding Capital
    5.000%, 06/13/06##                                  $5,000       $ 4,992

---------------------------                             ------       -------
Total Commercial Paper
  (Cost $42,933)                                                     42,933
--------------------------------------                               -------

                                                        Number
                                                     of Shares
AFFILIATED MONEY MARKET FUND - 2.0%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)(+)                             5,278,438          5,278
  (Cost $5,278)
---------------------------------------------------------------      -------
Total Investments Before Collateral
  for Loaned Securities - 137.3%
  (Cost $371,658)                                                    366,778
---------------------------------------------------------------      -------

                                                        Par
                                                       (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 15.5%
Repurchase Agreements - 15.5%
  Bank of America
    5.110%, 06/01/06                                   $ 8,916         8,916
  Bear Stearns
    5.113%, 06/01/06                                    20,000        20,000
    5.163%, 06/01/06                                    12,500        12,500

----------------------                                 -------        ------
Total Short Term Investments Held
as Collateral
  for Loaned Securities
  (Cost $41,416)(++)                                                  41,416
----------------------------------                                    ------

TOTAL INVESTMENTS - 152.8%
  (Cost $413,074)*                                                   408,194
------------------------------------------                           -------

Other Assets & Liabilities - (52.8)%

  Dividends Payable
    Class I                                                             (910)
    Class A                                                              (18)
    Class B                                                               (3)
    Class C                                                               (1)
  Investment Advisory Fees Payable                                       (91)
  12b-1 Fees Payable
    Class I                                                              (32)
    Class A                                                               (3)
    Class B                                                               (1)
    Class C                                                               (1)
  Administration Fees Payable                                            (14)
  Custody Fees Payable                                                     2
  Trustees' Fees Payable                                                 (17)
  Payable for Collateral for Loaned Securities                       (41,416)
  Payable for Investments Purchased                                  (99,453)
  Payable for Shares of Beneficial Interest Redeemed                    (440)
  Other                                                                1,305
------------------------------------------------------             ---------
Total Other Assets & Liabilities                                    (141,093)
------------------------------------------------------             ----------

TOTAL NET ASSETS - 100.0%                                           $267,101
------------------------------------------                          --------

                                                                      Value
                                                                      (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                     $284,421
Distributions in Excess of Net Investment Income                         (99)
Accumulated Net Realized Loss on Investments                         (12,341)
Net Unrealized Depreciation on Investments                            (4,880)
---------------------------------------------------                ---------
Total Net Assets                                                    $267,101
---------------------------------------------------                ---------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($245,162,142 / 27,546,421
  outstanding shares of beneficial interest)                        $   8.90
---------------------------------------------------                ---------
Net Asset Value and Redemption Price Per
  Share - Class A ($16,159,950 / 1,815,962
  outstanding shares of beneficial interest)                        $   8.90
---------------------------------------------------                ---------
Maximum Offering Price Per Share - Class A
  ($8.90 / 95.50%)                                                  $   9.32
---------------------------------------------------                ---------
Net Asset Value and Offering Price Per
  Share - Class B ($3,724,553 / 419,725
  outstanding shares of beneficial interest)                        $   8.87
---------------------------------------------------                ---------
Net Asset Value and Offering Price Per
  Share - Class C ($2,054,828 / 231,218
  outstanding shares of beneficial interest)                        $   8.89
---------------------------------------------------                ---------

* Aggregate cost for Federal income tax purposes is (000) $413,074.

       Gross unrealized appreciation (000)      $    605
       Gross unrealized depreciation (000)        (5,485)
                                                --------
       Net unrealized depreciation (000)        $ (4,880)
                                                ========

(+) The rate shown is the effective yield at purchase date.
(+)(+) See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
# Security fully or partially on loan. Total Market Value of Securities on Loan is (000) $40,659.
## All or a portion of the security was held as collateral for when-issued securities.
(A) Zero Coupon Bond -  the rate shown is the effective yield at purchase date.

(B) Variable Rate Security -  the rate shown is the rate in effect on May 31,
     2006.

Cl - Class
DN - Discount Note
LLC - Limited Liability Company
TBA - To Be Announced
See Notes to Financial Statements.

                                                                              29

Allegiant Intermediate Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                         Par         Value
                                                        (000)        (000)
U.S. TREASURY OBLIGATIONS - 42.7%
U.S. Treasury Notes - 42.7%
    6.500%, 02/15/10#                                  $ 4,745      $  4,980
    4.750%, 05/15/14#                                    4,035         3,942
    4.500%, 11/15/10#                                   72,630        71,129
    4.250%, 10/31/07#                                   32,000        31,663
    3.875%, 05/15/09#                                    6,245         6,051
    3.500%, 11/15/06#                                   16,210        16,100
    3.250%, 08/15/08#                                   47,425        45,691

----------------------------------------------         -------      --------
Total U.S. Treasury Obligations
  (Cost $181,785)                                                    179,556
-------------------------------------------------------------       --------
CORPORATE BONDS - 18.5%
Basic Materials - 0.5%
  Alcoa
    6.000%, 01/15/12                                     2,000         2,022
----------------------------------------------         -------      --------
Cable - 0.6%
  Comcast Cable
    8.375%, 03/15/13                                     1,000         1,116
  Cox Communications
    4.625%, 06/01/13                                     1,475         1,333

                                                                    ========
                                                                       2,449
----------------------------------------------         -------      --------
Consumer Cyclicals - 0.9%
  Centex
    5.450%, 08/15/12                                     2,155         2,061
  Dominion Resources
    6.250%, 06/30/12                                     1,820         1,842

                                                                    ========
                                                                       3,903
----------------------------------------------         -------      --------
Energy - 1.7%
  AEP Texas Central
    5.500%, 02/15/13                                     2,000         1,941
  Kinder Morgan
    6.500%, 09/01/12                                     2,050         1,987
  Xcel Energy
    7.000%, 12/01/10                                     2,027         2,122
  XTO Energy
    4.900%, 02/01/14                                     1,160         1,081

                                                                    ========
                                                                       7,131
----------------------------------------------         -------      --------
Financials - 12.5%
  American General Finance (MTN)
    3.875%, 10/01/09                                     1,415         1,339
  Assurant
    5.625%, 02/15/14                                     1,670         1,614
  Bank of America
    7.400%, 01/15/11                                     4,695         5,028
  BB&T
    6.500%, 08/01/11                                     2,570         2,669
    4.750%, 10/01/12                                       350           332
    4.875%, 01/15/13                                     1,635         1,564
  Bear Stearns
    7.625%, 12/07/09                                     3,794         4,035
  Citigroup
    7.250%, 10/01/10                                     6,019         6,386
  General Electric Capital, Cl A
    6.000%, 06/15/12                                     3,565         3,626
    5.450%, 01/15/13                                       590           583
  Goldman Sachs
    5.150%, 01/15/14                                     1,600         1,523

                                                         Par          Value
                                                        (000)         (000)
  HSBC Finance
    6.750%, 05/15/11                                   $ 3,275      $  3,413
    6.375%, 10/15/11                                       625           643
  International Lease Finance (MTN)
    5.450%, 03/24/11                                     1,450         1,433
  JPMorgan Chase
    5.600%, 06/01/11                                     2,900         2,897
  JPMorgan Chase (MTN)
    6.000%, 01/15/09                                     1,520         1,534
  Kaupthing Bank
    7.125%, 05/19/16 (A)                                   750           753
  KeyBank
    5.800%, 07/01/14                                       980           971
  Lehman Brothers Holdings (MTN)
    5.500%, 04/04/16                                     1,080         1,040
  Merrill Lynch
    6.050%, 05/16/16                                     2,000         1,995
  Merrill Lynch (MTN)
    3.700%, 04/21/08                                         2             2
  Morgan Stanley Dean Witter
    5.300%, 03/01/13                                     2,250         2,190
  National Rural Utilities Cooperative Finance
    7.250%, 03/01/12                                     1,110         1,188
  Protective Life Secured Trust
    4.850%, 08/16/10                                     1,505         1,469
  Residential Capital
    6.375%, 06/30/10                                     1,310         1,294
    6.500%, 04/17/13                                       340           333
  SLM (MTN)
    5.000%, 10/01/13                                     2,070         1,957
  Wells Fargo
    4.950%, 10/16/13                                     1,000           945

                                                                    ========
                                                                      52,756
----------------------------------------------         -------      --------
Healthcare - 0.3%
  WellPoint
    5.250%, 01/15/16                                     1,240         1,170
----------------------------------------------         -------      --------
Real Estate Investment Trusts - 1.1%
  Brandywine Operating Partnership
    5.750%, 04/01/12                                     1,165         1,146
  Equity Office Properties Trust
    4.750%, 03/15/14                                     1,240         1,134
  iStar Financial
    5.875%, 03/15/16                                     1,080         1,039
  Simon Property Group
    6.100%, 05/01/16                                     1,300         1,293

                                                                    ========
                                                                       4,612
----------------------------------------------         -------      --------
Telecommunications - 0.7%
  Telecom Italia Capital SA
    5.250%, 11/15/13                                     1,395         1,305
  Verizon Communications
    5.550%, 02/15/16                                     1,725         1,630

                                                                    ========
                                                                       2,935
----------------------------------------------         -------      --------
Transportation - 0.2%
  Canadian National Railway
    5.800%, 06/01/16                                       835           834
----------------------------------------------         -------      --------
Total Corporate Bonds
  (Cost $80,438)                                                      77,812
-------------------------------------------------------------      --------

30

                                                         Par          Value
                                                        (000)         (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 16.8%
Federal Home Loan Mortgage Corporation - 0.7%
    5.500%, 01/01/07                                   $   167      $    167
    3.500%, 05/01/11                                     3,069         2,864

                                                                    ========
                                                                       3,031
------------------------------------------------       -------      --------
Federal National Mortgage Association - 16.1%
    6.000%, 08/01/34                                        35            35
    6.000%, 01/01/36                                    21,464        21,223
    6.000%, 06/01/36 (TBA)                              18,500        18,274
    5.500%, 10/01/09                                        11            11
    5.500%, 06/01/36 (TBA)                              14,075        13,556
    5.468%, 01/01/36 (B)                                10,666        10,570
    4.000%, 09/01/13                                     3,968         3,773

                                                                    ========
                                                                      67,442
------------------------------------------------       -------      --------
Government National Mortgage Association - 0.0%
    9.000%, 09/15/08                                         6             6
    9.000%, 10/15/08                                         8             8
    9.000%, 11/15/08                                         8             8
    9.000%, 12/15/08                                        12            12
    9.000%, 02/15/09                                        13            13
    9.000%, 03/15/09                                         1             1
    9.000%, 04/15/09                                        29            30
    9.000%, 05/15/09                                        42            44
    9.000%, 07/15/09                                         3             4

                                                                    ========
                                                                         126
------------------------------------------------       -------      --------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $71,554)                                                      70,599
---------------------------------------------------------------     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.2%
Federal Farm Credit Bank - 1.2%
    4.918%, 03/01/07 (B)                                 5,000         5,001
------------------------------------------------       -------      --------
Federal Home Loan Bank - 4.4%
    6.500%, 08/15/07#                                    4,000         4,054
    3.875%, 06/08/07#                                    5,245         5,170
    3.875%, 09/14/07                                     6,685         6,564
    2.625%, 10/16/06#                                    2,715         2,690

                                                                    ========
                                                                      18,478
------------------------------------------------       -------      --------
Federal Home Loan Mortgage Corporation - 1.4%
    4.125%, 07/12/10                                        10             9
    4.000%, 08/17/07#                                    6,135         6,041

                                                                    ========
                                                                       6,050
------------------------------------------------       -------      --------
Federal National Mortgage Association - 2.2%
    4.940%, 06/12/06 (DN) (C)                            1,100         1,098
    4.870%, 06/12/06 (DN)## (C)                          8,300         8,288

                                                                    ========
                                                                       9,386
------------------------------------------------       -------      --------
Total U.S. Government Agency Obligations
  (Cost $39,219)                                                      38,915
---------------------------------------------------------------     --------

                                                         Par          Value
                                                        (000)         (000)
ASSET BACKED SECURITIES - 8.8%
Automotive - 1.4%
  Daimler Chrysler Auto Trust,
    Series 2004-A, Cl A3
    2.000%, 12/08/07                                   $ 1,622      $  1,613
  WFS Financial Owner Trust,
    Series 2005-3, Cl A4
    4.390%, 05/17/13                                     4,500         4,403

                                                                    ========
                                                                       6,016
------------------------------------------------       -------      --------
Credit Cards - 5.1%
  American Express Credit Account Master Trust,
    Series 2001-7, Cl A
    5.201%, 02/16/09 (B)                                 2,500         2,502
  Citibank Credit Card Issuance Trust,
    Series 2006-A5, Cl A5
    5.300%, 05/20/11 (D)                                 8,500         8,475
  MBNA Credit Card Master Note Trust,
    Series 2002-A4, Cl A4
    5.191%, 08/17/09 (B)                                 6,500         6,510
  MBNA Credit Card Master Note,
    Series 2002-A1, Cl A1
    4.950%, 06/15/09                                     4,000         3,996

                                                                    ========
                                                                      21,483
------------------------------------------------       -------      --------
Mortgage Related - 0.7%
  Mellon Residential Funding,
    Series 2001-HEIL, Cl A4
    6.615%, 02/25/21 (E)                                 3,049         3,040
------------------------------------------------       -------      --------
Utilities - 1.6%
  PSE&G Transition Funding LLC,
    Series 2001-1, Cl A8
    6.890%, 12/15/17                                     6,000         6,494
------------------------------------------------       -------      --------
Total Asset Backed Securities
  (Cost $37,546)
--------------------------------------------------------------------------------
                                                                      37,033
                                                                    --------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.8%
  Freddie Mac, Series 2004-2812, Cl OD
    5.000%, 12/15/29                                    12,192        11,711
  Freddie Mac, Series 2635, Cl DT
    3.500%, 01/15/18                                     1,221         1,126
  Freddie Mac, Series 2854, Cl DL
    4.000%, 09/15/19                                     5,700         5,021
  Ginnie Mae, Series 2003-113, Cl VB
    4.500%, 02/16/22                                     5,035         4,581
  Ginnie Mae, Series 2003-42, Cl A
    4.000%, 01/16/30                                     1,198         1,116
  Wells Fargo Securities Trust,
    Series 2004-K, Cl 2A11
    4.733%, 07/25/34 (B)                                 5,530         5,237

------------------------------------------------       -------      --------
Total Collateralized Mortgage Obligations
  (Cost $29,358)
--------------------------------------------------------------------------------
                                                                      28,792
                                                                    --------
COMMERCIAL PAPER(+) - 2.0%
  Greyhawk Funding LLC
    5.010%, 06/13/06##                                   2,500         2,496
  Kitty Hawk Funding
    5.000%, 06/12/06##                                   1,000           998

                                                                              31

Allegiant Intermediate Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                        Par          Value
                                                       (000)         (000)
COMMERCIAL PAPER(+) - continued
  Variable Funding Capital
    5.000%, 06/13/06##                                 $ 5,000       $ 4,992

---------------------------                            -------       -------
Total Commercial Paper
  (Cost $8,486)                                                        8,486
----------------------------------------                             -------

                                                       Number
                                                     of Shares
AFFILIATED MONEY MARKET FUND - 1.8%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)(+)                              7,697,794         7,698
  (Cost $7,698)
---------------------------------------------------------------      -------
Total Investments Before Collateral
  for Loaned Securities - 106.6%
  (Cost $456,084)                                                    448,891
---------------------------------------------------------------      -------

                                                        Par
                                                       (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL
FOR
  LOANED SECURITIES - 45.9%
Commercial Paper(+) - 3.0%
  Kaiser Foundation Hospital
    5.151%, 06/01/06                                   $12,500        12,498
-----------------------------                          -------        ------
Master Notes - 13.1%
  Bank of America
    5.133%, 06/01/06                                    20,000        20,000
  Bear Stearns
    5.213%, 06/07/06                                    15,000        15,000
  JPMorgan Securities
    5.143%, 06/15/06                                    20,000        20,000

                                                                      ======
                                                                      55,000
-----------------------------                          -------        ------
Medium Term Notes - 6.0%
  First Tennessee Bank
    5.135%, 04/18/07 (B)                                 7,500         7,503
  Morgan Stanley Dean Witter
    5.226%, 11/09/06 (B)                                 8,000         8,000
  Sigma Finance
    5.070%, 07/07/06 (B)                                10,000         9,999

                                                                      ======
                                                                      25,502
-----------------------------                          -------        ------
Repurchase Agreements - 23.8%
  Bank of America
    5.110%, 06/01/06                                     7,732         7,732
  Bear Stearns
    5.163%, 06/01/06                                    15,500        15,500
  Lehman Brothers
    5.113%, 06/01/06                                    77,000        77,000

                                                                      ======
                                                                     100,232
-----------------------------                          -------       -------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $193,232)(++)                                                193,232
------------------------------------------                           -------

                                                                     Value
                                                                     (000)
TOTAL INVESTMENTS - 152.5%
  (Cost $649,316)*                                                  $642,123
-----------------------------------                                 --------

Other Assets & Liabilities - (52.5)%

  Dividends Payable
    Class I                                                           (1,104)
    Class A                                                               (6)
    Class B                                                               (1)
  Investment Advisory Fees Payable                                      (143)
  12b-1 Fees Payable
    Class I                                                              (58)
    Class A                                                               (2)
    Class B                                                               (2)
  Administration Fees Payable                                            (21)
  Custody Fees Payable                                                    (1)
  Trustees' Fees Payable                                                 (28)
  Payable for Collateral for Loaned Securities                      (193,232)
  Payable for Investments Purchased                                  (37,789)
  Payable for Shares of Beneficial Interest Redeemed                    (288)
  Other                                                               11,527
------------------------------------------------------            ----------
Total Other Assets & Liabilities                                    (221,148)
------------------------------------------------------            ----------

TOTAL NET ASSETS - 100.0%                                           $420,975
------------------------------------------                          --------

32

                                                                      Value
                                                                      (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                     $440,383
Distributions in Excess of Net Investment Income                        (710)
Accumulated Net Realized Loss on Investments                         (11,505)
Net Unrealized Depreciation on Investments                            (7,193)
---------------------------------------------------                 ---------
Total Net Assets                                                    $420,975
---------------------------------------------------                 ---------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($404,812,030 / 39,137,170
  outstanding shares of beneficial interest)                        $  10.34
---------------------------------------------------                 ---------
Net Asset Value and Redemption Price Per
  Share - Class A ($10,641,781 / 1,027,327
  outstanding shares of beneficial interest)                        $  10.36
---------------------------------------------------                 ---------
Maximum Offering Price Per Share - Class A
  ($10.36 / 95.50%)                                                 $  10.85
---------------------------------------------------                 ---------
Net Asset Value and Offering Price Per
  Share - Class B ($5,079,757 / 490,037
  outstanding shares of beneficial interest)                        $  10.37
---------------------------------------------------                 ---------
Net Asset Value and Offering Price Per
  Share - Class C ($441,467 / 42,506
  outstanding shares of beneficial interest)                        $  10.39
---------------------------------------------------                 ---------

* Aggregate cost for Federal income tax purposes is (000) $649,924.

       Gross unrealized appreciation (000)      $     27
       Gross unrealized depreciation (000)        (7,828)
                                                --------
       Net unrealized depreciation (000)        $ (7,801)
                                                ========

(+)  The rate shown is the effective yield at purchase date.
(+)(+) See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $188,440.
##   All or a portion of the security was held as collateral for when-issued securities.
(A)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $753 and represents 0.2% of net assets at May 31, 2006.
(B)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.
(C)  Zero Coupon Bond - the rate shown is the effective yield at purchase date.
(D)  Security fair valued using methods determined in good faith by the
     Valuation Committee of the Board of Trustees.
(E)  Stepped Coupon Bond - the rate shown is the rate in effect on May 31, 2006.

Cl - Class
DN - Discount Note
LLC - Limited Liability Company
MTN - Medium Term Note
TBA - To Be Announced
See Notes to Financial Statements.

                                                                              33

Allegiant Limited Maturity Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                        Par           Value
                                                       (000)          (000)
ASSET BACKED SECURITIES - 25.9%
Automotive - 16.8%
  Bank One Auto Securitization Trust,
    Series 2003-1, Cl A3
    1.820%, 09/20/07                                   $   133      $    133
  Capital Auto Receivables Asset Trust,
    Series 2003-3, Cl A3A
    2.960%, 01/15/08                                     2,435         2,412
  Carmax Auto Owner Trust,
    Series 2005-2, Cl A4
    4.340%, 09/15/10                                     1,900         1,848
  Daimler Chrysler Auto Trust,
    Series 2005-B, Cl A4
    4.200%, 07/08/10                                     2,700         2,636
  Ford Credit Automotive Owner Trust,
    Series 2003-B, Cl A4
    2.410%, 08/15/07                                     3,260         3,247
  Hyundai Auto Receivables Trust,
    Series 2004-A, Cl A3
    2.970%, 05/15/09                                     2,246         2,213
  Morgan Stanley Auto Loan Trust,
    Series 2003, Cl HB1
    2.170%, 04/15/11                                     3,792         3,737
  Nissan Auto Receivables Owner Trust,
    Series 2005-A4, Cl A
    3.820%, 07/15/10                                     2,400         2,331
  USAA Auto Owner Trust,
    Series 2004-1, Cl A3
    2.060%, 04/15/08                                       694           688
  Wachovia Auto Owner Trust,
    Series 2005-A, Cl A3
    4.060%, 09/21/09                                     3,000         2,959
  WFS Financial Owner Trust,
    Series 2005-3, Cl A4
    4.390%, 05/17/13                                     2,350         2,299
  World Omni Auto Receivables Trust,
    Series 2004-A, Cl A3
    3.290%, 11/12/08                                     2,335         2,315
  World Omni Auto Receivables Trust,
    Series 2005-A, Cl A3
    3.540%, 06/12/09                                     3,000         2,959

                                                                    ========
                                                                      29,777
--------------------------------------------------     -------      --------
Credit Cards - 5.9%
  Bank One Issuance Trust,
    Series 2003-A7, Cl A7
    3.350%, 03/15/11                                     3,000         2,871
  Citibank Credit Card Issuance Trust,
    Series 2004, Cl A1
    2.550%, 01/20/09                                     4,000         3,933
  MBNA Credit Card Master Note Trust,
    Series 2003-A11, Cl A11
    3.650%, 03/15/11                                     3,800         3,658

                                                                    ========
                                                                      10,462
--------------------------------------------------     -------      --------
Mortgage Related - 3.0%
  Bear Stearns, Series 1999-2, Cl AF2
    7.910%, 10/25/29                                       259           262
  Chase Funding Mortgage Loan Asset-Backed
    Certificates, Series 2002-2, Cl 1A6
    5.214%, 08/25/13                                     2,572         2,539

                                                        Par          Value
                                                       (000)         (000)
  Chase Funding Mortgage Loan Trust,
    Series 2002-2, Cl A4
    4.877%, 08/25/28                                   $   145      $    145
  GE Capital Mortgage Services,
    Series 1999-HE1, Cl A7
    6.265%, 04/25/29                                       548           549
  Mellon Residential Funding,
    Series 2001-HEIL, Cl A4
    6.615%, 02/25/21 (A)                                 1,906         1,900

                                                                    ========
                                                                       5,395
--------------------------------------------------     -------      --------
Student Loans - 0.2%
  SLM Student Loan Trust,
    Series 2004-9, Cl A2
    5.120%, 10/25/12 (B)                                   346           345
--------------------------------------------------     -------      --------
Total Asset Backed Securities
  (Cost $46,408)
----------------------------------------------------------------------------------
                                                                      45,979
                                                                    --------
COLLATERALIZED MORTGAGE OBLIGATIONS - 25.5%
  Bank of America Mortgage Securities,
    Series 2003-A, Cl 2A1
    3.983%, 02/25/33 (B)                                   545           536
  Bank of America Mortgage Securities,
    Series 2003-E, Cl 2A1
    4.033%, 06/25/33 (B)                                 1,181         1,160
  Chase Mortgage Finance,
    Series 2003-S4, Cl 2A2
    5.000%, 04/25/18                                     1,388         1,362
  Countrywide Alternative Loan Trust,
    Series 2004-29CB, Cl A6
    4.000%, 01/25/35                                     1,164         1,140
  Countrywide Home Loans,
    Series 2004-HYB4, Cl 3A
    4.583%, 09/20/34 (B)                                 1,801         1,750
  Credit Suisse First Boston Mortgage Securities,
    Series 2004-C1, Cl A2
    3.516%, 01/15/37                                     3,725         3,571
  Fannie Mae, Series 2002-74, Cl KD
    5.500%, 02/25/17                                     1,395         1,391
  Fannie Mae, Series 2002-94, Cl BA
    5.000%, 05/25/27                                     2,287         2,251
  Fannie Mae, Series 2003-017, Cl QL
    4.000%, 05/25/22                                       847           843
  Fannie Mae, Series 2003-036, Cl OL
    3.000%, 07/25/22                                     5,000         4,887
  Fannie Mae, Series 2003-054, Cl PB
    4.000%, 09/25/17                                        13            13
  Freddie Mac, Series 2003-2590, Cl PC
    4.500%, 02/15/26                                     5,000         4,891
  Freddie Mac, Series 2003-2617, Cl TH
    4.500%, 05/15/15                                     4,000         3,894
  Freddie Mac, Series 2004-YA, Cl 2841
    5.500%, 07/15/27                                     2,684         2,669
  Freddie Mac, Series 2492, Cl A
    5.250%, 05/15/29                                       487           486
  Freddie Mac, Series 2523, Cl JB
    5.000%, 06/15/15                                       775           770
  Freddie Mac, Series 2712, Cl PV
    4.500%, 03/15/11                                     2,609         2,576
  Ginnie Mae, Series 2002-20, Cl PM
    4.500%, 03/20/32                                       535           514

34

                                                         Par          Value
                                                        (000)         (000)
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
  Ginnie Mae, Series 2002-58, Cl QA
    6.000%, 02/16/29                                   $   167      $    167
  Ginnie Mae, Series 2002-76, Cl TA
    4.500%, 12/16/29                                       596           571
  Ginnie Mae, Series 2004-76, Cl NA
    4.500%, 08/20/27                                     2,525         2,484
  Golden National Mortgage,
    Series 1998-GN1, Cl A
    7.110%, 08/25/27                                         1             1
  Residential Funding Mortgage Securities,
    Series 2003-S11, Cl A7
    3.500%, 06/25/18                                     1,998         1,904
  Structured Asset Securities, Series,
  2003-1, Cl 2A1
    6.000%, 02/25/18                                     1,787         1,791
  Washington Mutual, Series 2002-S8, Cl 2A1
    4.500%, 01/25/18                                       506           502
  Wells Fargo MBS Trust, Series 2003-11, Cl A1
    3.500%, 10/25/18                                     3,181         3,104

-----------------------------------------------------  -------      --------
Total Collateralized Mortgage Obligations
  (Cost $45,826)                                                     45,228
--------------------------------------------------------------      --------
CORPORATE BONDS - 18.2%
Automotive - 0.3%
  DaimlerChrysler NA Holdings
    5.100%, 03/07/07 (B)                                   630           631
-----------------------------------------------------  -------      --------
Consumer Non-Cyclical - 0.6%
  Kroger
    7.625%, 09/15/06                                     1,000         1,005
-----------------------------------------------------  -------      --------
Energy - 0.8%
  Consolidated Natural Gas
    5.375%, 11/01/06                                       856           855
  MidAmerican Energy Holdings
    4.625%, 10/01/07                                       665           657

                                                                    ========
                                                                       1,512
-----------------------------------------------------  -------      --------
Financials - 13.8%
  Allstate Life Global Funding Trusts
    3.850%, 01/25/08                                     1,000           974
  Associates Corp. of North America
    6.250%, 11/01/08                                     1,865         1,897
  Bank of America
    6.625%, 08/01/07                                     1,525         1,543
  Bear Stearns
    2.875%, 07/02/08                                     1,000           950
  Caterpillar Financial Services (MTN)
    4.500%, 09/01/08                                     1,480         1,448
  CIT Group
    5.000%, 11/24/08                                     1,000           988
  Citicorp (MTN)
    7.000%, 07/01/07                                       970           984
  General Electric Capital
    4.125%, 03/04/08                                     2,400         2,349
  Goldman Sachs
    6.650%, 05/15/09                                     1,045         1,077
  HSBC Finance
    5.875%, 02/01/09                                     1,965         1,983
  International Lease Finance (MTN)
    3.125%, 05/03/07                                     1,500         1,468
  JPMorgan Chase
    6.375%, 04/01/08                                     3,350         3,392

                                                        Par          Value
                                                       (000)         (000)
  Lehman Brothers
    7.625%, 06/01/06                                   $   468      $    468
  Merrill Lynch (MTN)
    4.831%, 10/27/08                                       735           724
  Residential Capital
    6.125%, 11/21/08                                       410           406
  SLM (MTN)
    4.000%, 01/15/09                                     1,022           984
  US Bancorp
    6.875%, 09/15/07                                       715           726
  Wachovia
    6.400%, 04/01/08                                     2,000         2,035

                                                                    ========
                                                                      24,396
----------------------------------------------------   -------      --------
Insurance - 0.6%
  AEGON NV
    8.000%, 08/15/06                                     1,000         1,005
----------------------------------------------------   -------      --------
Real Estate - 0.4%
  EOP Operating
    7.750%, 11/15/07                                       630           649
----------------------------------------------------   -------      --------
Real Estate Investment Trusts - 0.6%
  iStar Financial
    5.220%, 03/03/08 (B)                                 1,000         1,003
----------------------------------------------------   -------      --------
Telecommunications - 0.7%
  GTE
    6.460%, 04/15/08                                     1,255         1,269
----------------------------------------------------   -------      --------
Utilities - 0.4%
  Northern States Power
    2.875%, 08/01/06                                       750           747
----------------------------------------------------   -------      --------
Total Corporate Bonds
  (Cost $32,743)
--------------------------------------------------------------------------------------
                                                                      32,217
                                                                    --------
U.S. TREASURY OBLIGATIONS - 17.5%
U.S. Treasury Notes - 17.5%
    4.375%, 01/31/08                                     6,725         6,654
    4.250%, 10/31/07#                                    7,245         7,169
    3.625%, 06/30/07#                                   14,225        14,010
    2.500%, 09/30/06#                                    3,135         3,110

----------------------------------------------------   -------      --------
Total U.S. Treasury Obligations
  (Cost $31,052)
--------------------------------------------------------------------------------------
                                                                      30,943
                                                                    --------
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 12.0%
Federal Home Loan Mortgage Corporation - 2.3%
    5.500%, 01/01/07                                       185           186
    5.500%, 02/01/10                                       459           454
    5.500%, 06/01/10                                       455           451
    5.000%, 10/01/09                                     1,095         1,076
    3.500%, 09/01/08                                     2,077         1,973

                                                                    ========
                                                                       4,140
----------------------------------------------------   -------      --------

                                                                              35

Allegiant Limited Maturity Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                        Par           Value
                                                       (000)          (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - continued
Federal National Mortgage Association
- 9.7%
    7.500%, 07/01/08                                    $   31       $    32
    5.500%, 10/01/09                                       439           436
    5.500%, 09/01/17                                     2,564         2,533
    5.226%, 12/01/34 (B)                                 1,524         1,506
    5.000%, 11/01/12                                     1,803         1,772
    4.891%, 07/01/34 (B)                                 2,779         2,748
    4.889%, 04/01/35 (B)                                 3,558         3,471
    4.649%, 11/01/32 (B)                                   805           799
    4.339%, 10/01/33 (B)                                 1,529         1,496
    4.007%, 08/01/33 (B)                                 2,443         2,361

                                                                     =======
                                                                      17,154
-------------------------------------                                -------
Total U.S. Government Agency
Mortgage-Backed Obligations
  (Cost $21,907)                                                      21,294
-------------------------------------                                -------

                                                       Number
                                                     of Shares
AFFILIATED MONEY MARKET FUND - 0.7%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)                                 1,240,712         1,241
  (Cost $1,241)
-------------------------------------------------    ---------      --------
Total Investments Before Collateral
  for Loaned Securities - 99.8%
  (Cost $179,177)                                                    176,902
---------------------------------------------------------------     --------

                                                        Par
                                                       (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 14.0%
Master Note - 1.4%
  Bank of America
    5.133%, 06/01/06                                   $ 2,500         2,500
--------------------------                             -------        ------
Medium Term Notes - 5.6%
  First Tennessee Bank
    5.135%, 04/18/07 (B)                                 5,000         5,002
  Sigma Finance
    5.070%, 07/07/06 (B)                                 5,000         5,000

                                                                      ======
                                                                      10,002
--------------------------                             -------        ------
Repurchase Agreements - 7.0%
  Bank of America
    5.110%, 06/01/06                                       358           358
  Lehman Brothers
    5.113%, 06/01/06                                    12,000        12,000

                                                                      ======
                                                                      12,358
--------------------------                             -------        ------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
 (Cost $24,860)(++)                                                   24,860
--------------------------------------                                ------

TOTAL INVESTMENTS - 113.8%
  (Cost $204,037)**                                                  201,762
------------------------------------------                           -------

                                                                      Value
                                                                      (000)
Other Assets & Liabilities - (13.8)%

  Dividends Payable
    Class I                                                         $   (355)
    Class A                                                               (5)
  Investment Advisory Fees Payable                                       (54)
  12b-1 Fees Payable
    Class I                                                              (25)
    Class A                                                               (1)
  Administration Fees Payable                                             (9)
  Trustees' Fees Payable                                                 (15)
  Payable for Collateral for Loaned Securities                       (24,860)
  Payable for Shares of Beneficial Interest Redeemed                    (420)
  Other                                                                1,287
------------------------------------------------------             ----------
Total Other Assets & Liabilities                                     (24,457)
------------------------------------------------------             ----------

TOTAL NET ASSETS - 100.0%                                           $177,305
------------------------------------------                          --------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                     $189,835
Distributions in Excess of Net Investment Income                        (361)
Accumulated Net Realized Loss on Investments                          (9,894)
Net Unrealized Depreciation on Investments                            (2,275)
---------------------------------------------------                 --------
Total Net Assets                                                    $177,305
---------------------------------------------------                 --------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($171,191,938 / 17,639,631
  outstanding shares of beneficial interest)                        $   9.70
---------------------------------------------------                 --------
Net Asset Value and Redemption Price Per
  Share - Class A ($4,764,238 / 489,521
  outstanding shares of beneficial interest)                        $   9.73
---------------------------------------------------                 --------
Maximum Offering Price Per Share - Class A
  ($9.73 / 98.00%)                                                  $   9.93
---------------------------------------------------                 --------
Net Asset Value and Offering Price Per
  Share - Class B ($832,434 / 85,528 outstanding
  shares of beneficial interest)                                    $   9.73
---------------------------------------------------                 --------
Net Asset Value and Offering Price Per
  Share - Class C ($516,548 / 53,092 outstanding
  shares of beneficial interest)                                    $   9.73
---------------------------------------------------                 --------

** Aggregate cost for Federal income tax purposes is (000) $204,066.

       Gross unrealized appreciation (000)      $     16
       Gross unrealized depreciation (000)        (2,320)
                                                --------
       Net unrealized depreciation (000)        $ (2,304)
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $24,190.
(A)  Stepped Coupon Bond - the rate shown is the rate in effect on May 31, 2006.
(B)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

Cl - Class
MTN - Medium Term Note
See Notes to Financial Statements.

36

                                          Allegiant Total Return Advantage Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                        Par          Value
                                                       (000)         (000)
U.S. TREASURY OBLIGATIONS - 38.5%
U.S. Treasury Bonds - 4.4%
    6.250%, 08/15/23#                                  $ 5,415      $  5,951
    5.375%, 02/15/31#                                    8,630         8,731

                                                                    ========
                                                                      14,682
---------------------------------------                -------      --------
U.S. Treasury Notes - 34.1%
    5.500%, 05/15/09#                                    6,000         6,083
    4.750%, 05/15/14#                                    7,835         7,656
    4.500%, 11/15/10#                                   82,945        81,231
    3.500%, 11/15/06#                                    3,485         3,461
    3.250%, 08/15/08#                                   15,940        15,357

                                                                    ========
                                                                     113,788
---------------------------------------                -------      --------
Total U.S. Treasury Obligations
  (Cost $129,893)                                                    128,470
------------------------------------------------------              --------
CORPORATE BONDS - 20.0%
Automotive - 0.3%
  Ford Motor
    7.000%, 10/01/13                                       750           648
  General Motors Acceptance Corporation
    6.750%, 12/01/14#                                      500           454

                                                                    ========
                                                                       1,102
---------------------------------------                -------      --------
Cable - 0.7%
  Comcast Cable
    8.375%, 03/15/13                                     1,280         1,429
  Cox Communications
    4.625%, 06/01/13                                     1,000           903

                                                                    ========
                                                                       2,332
---------------------------------------                -------      --------
Consumer Non-Cyclical - 0.9%
  Bunge Limited
    5.875%, 05/15/13                                     1,000           982
  Dole Foods
    8.875%, 03/15/11                                        89            88
  Iron Mountain
    6.625%, 01/01/16                                       830           776
  ITT Industries
    7.375%, 11/15/15                                       750           774
  Quiksilver
    6.875%, 04/15/15                                       350           333

                                                                    ========
                                                                       2,953
---------------------------------------                -------      --------
Consumer Services - 1.4%
  Avis Budget Car Rental
    7.750%, 05/15/16 (A)                                   300           303
  Clear Channel Communications
    5.500%, 12/15/16                                       800           708
  Education Management
    8.750%, 06/01/14 (A)                                   500           503
  Lin Television
    6.500%, 05/15/13                                       255           238
  Mandalay Resort Group
    6.500%, 07/31/09                                       250           251
  MGM Mirage
    8.375%, 02/01/11                                       800           840
  Mohegan Tribal Gaming Authority
    8.000%, 04/01/12                                       155           160
  Royal Caribbean Cruises
    7.250%, 03/15/18                                       650           652

                                                         Par          Value
                                                        (000)         (000)
  Station Casinos
    6.500%, 02/01/14                                   $   425      $    408
  Vail Resorts
    6.750%, 02/15/14                                       380           367
  Wynn Las Vegas LLC
    6.625%, 12/01/14                                       225           215

                                                                    ========
                                                                       4,645
---------------------------------------                -------      --------
Energy - 2.4%
  Chesapeake Energy
    7.500%, 06/15/14                                       740           759
  Denbury Resources
    7.500%, 04/01/13                                       375           381
  Kinder Morgan
    6.500%, 09/01/12                                     1,310         1,270
  Magellan Midstream Partners
    6.450%, 06/01/14                                       880           898
  MidAmerican Energy Holdings
    6.125%, 04/01/36 (A)                                 1,500         1,419
  NRG Energy
    7.250%, 02/01/14                                       380           381
  Tampa Electric
    6.550%, 05/15/36                                       925           927
  Xcel Energy
    7.000%, 12/01/10                                     1,750         1,832

                                                                    ========
                                                                       7,867
---------------------------------------                -------      --------
Financials - 8.9%
  American General Finance (MTN)
    3.875%, 10/01/09                                       805           762
  Assurant
    6.750%, 02/15/34                                       950           946
  Bank of America
    7.800%, 09/15/16                                     3,300         3,751
  Citigroup
    7.250%, 10/01/10                                     3,045         3,231
  General Electric Capital
    6.750%, 03/15/32                                     3,000         3,221
  Goldman Sachs
    6.450%, 05/01/36                                     1,340         1,299
  HSBC Finance
    6.375%, 10/15/11                                     2,175         2,237
  HSBC Holdings
    6.500%, 05/02/36                                       700           696
  JPMorgan Chase Capital
    5.875%, 03/15/35                                     1,925         1,726
  Kaupthing Bank
    7.125%, 05/19/16 (A)                                   825           828
  KeyBank
    5.800%, 07/01/14                                       800           793
  Lehman Brothers Holdings (MTN)
    5.500%, 04/04/16                                       500           482
  MBIA
    5.700%, 12/01/34                                       985           875
  Merrill Lynch
    6.050%, 05/16/16                                     1,250         1,247
  Morgan Stanley Dean Witter
    5.300%, 03/01/13                                     1,645         1,601
  MUFG Capital Finance 1
    6.346%, 07/25/16# (B)                                  725           715
  Protective Life Secured Trust
    4.850%, 08/16/10                                       950           927

                                                                              37

Allegiant Total Return Advantage Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                         Par          Value
                                                        (000)         (000)
CORPORATE BONDS - continued
Financials - continued
  Residential Capital
    6.898%, 04/17/09 (A) (B)                           $ 1,500      $  1,501
  UBS Preferred Funding Trust V
    6.243%, 05/15/16 (B)                                   550           551
  USB Capital IX
    6.189%, 04/15/11 (B)                                   660           647
  W.R. Berkley
    6.150%, 08/15/19                                       835           797
  Wachovia Capital Trust III
    5.800%, 08/29/49 (B)                                   925           900

                                                                    ========
                                                                      29,733
-----------------------------------------------        -------      --------
Healthcare - 0.2%
  Teva Pharmaceutical Finance
    6.150%, 02/01/36                                       625           568
-----------------------------------------------        -------      --------
Industrials - 1.3%
  Ball
    6.625%, 03/15/18                                       725           694
  D.R. Horton
    6.875%, 05/01/13                                       710           712
  Packaging Corp of America
    5.750%, 08/01/13                                     1,490         1,424
  Stanley Works Capital Trust I
    5.902%, 12/01/45 (A) (B)                               750           702
  Stone Container
    9.250%, 02/01/08                                       365           386
  Terex
    9.250%, 07/15/11                                       390           414

                                                                    ========
                                                                       4,332
-----------------------------------------------        -------      --------
Insurance - 0.4%
  ING Groep NV
    5.775%, 12/29/49 (B)                                 1,500         1,430
-----------------------------------------------        -------      --------
Real Estate - 0.4%
  Colonial Realty
    5.500%, 10/01/15                                     1,250         1,176
-----------------------------------------------        -------      --------
Real Estate Investment Trusts - 0.3%
  Host Marriott
    7.125%, 11/01/13                                       350           354
  iStar Financial
    5.875%, 03/15/16                                       780           750

                                                                    ========
                                                                       1,104
-----------------------------------------------        -------      --------
Sovereign Agency - 0.1%
  Aid-Israel
    5.500%, 04/26/24                                       255           253
-----------------------------------------------        -------      --------
Technology - 0.6%
  CSC Holdings, Cl B
    8.125%, 08/15/09                                       390           401
  Echostar DBS
    6.625%, 10/01/14                                       500           474
  GSC Holdings
    8.000%, 10/01/12 (A)                                   500           500
  Sinclair Broadcast Group
    8.750%, 12/15/11                                       285           298
  Sungard Data Systems
    10.250%, 08/15/15 (A)                                  300           315

                                                                    ========
                                                                       1,988
-----------------------------------------------        -------      --------

                                                       Par           Value
                                                      (000)          (000)
Telecommunications - 1.2%
  British Telecom
    8.875%, 12/15/30                                   $ 1,000      $  1,234
  DIRECTV Group
    8.375%, 03/15/13                                       261           277
  GTE
    6.940%, 04/15/28                                     1,660         1,637
  Telecom Italia Capital SA
    5.250%, 11/15/13                                     1,085         1,015

                                                                    ========
                                                                       4,163
-----------------------------------------------        -------      --------
Transportation - 0.4%
  FedEx
    6.720%, 01/15/22                                     1,358         1,414
-----------------------------------------------        -------      --------
Utilities - 0.5%
  AEP Texas Central
    6.650%, 02/15/33                                       965           963
  Rogers Cable
    6.750%, 03/15/15                                       710           695

                                                                    ========
                                                                       1,658
-----------------------------------------------        -------      --------
Total Corporate Bonds
  (Cost $68,944)
-------------------------------------------------------------------------------
                                                                      66,718
                                                                    --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.3%
Federal Home Loan Bank - 4.5%
    6.500%, 08/15/07#                                    3,800         3,851
    4.750%, 03/14/08#                                   11,300        11,193

                                                                    ========
                                                                      15,044
-----------------------------------------------        -------      --------
Federal Home Loan Mortgage Corporation - 7.3%
    4.000%, 08/17/07#                                   24,785        24,404
-----------------------------------------------        -------      --------
Federal National Mortgage Association - 0.5%
    4.750%, 08/03/07                                     1,725         1,714
-----------------------------------------------        -------      --------
Total U.S. Government Agency Obligations
  (Cost $41,522)                                                      41,162
--------------------------------------------------------------      --------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%
  Bear Stearns Commercial Mortgage Securities,
    Series 2005-PWR9, Cl A4A
    4.871%, 09/11/42#                                    4,100         3,826
  Citigroup/Deutsche Bank Commercial Mortgage
    Trust, Series 2005-CD1, Cl A4
    5.340%, 07/15/44 (B)                                 5,300         5,101
  CS First Boston Mortgage Securities,
    Series 2005-C6, Cl A4
    5.230%, 12/15/40 (B)                                 4,500         4,302
  Fannie Mae, Series 2003-69, Cl PM
    3.500%, 07/25/33                                     4,384         3,737
  Fannie Mae, Series 2005-87, Cl NH
    5.000%, 10/25/25                                     9,750         8,900
  First Horizon Mortgage Trust,
    Series 2004-4, Cl 2A3
    4.500%, 07/25/19                                     4,294         3,851
  Residential Funding Mortgage Securities,
    Series 2004-S6, Cl 3A2
    4.500%, 06/25/19                                     7,200         6,373

38

                                                       Par           Value
                                                      (000)          (000)
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
  Wells Fargo Securities Trust,
    Series 2004-K, Cl 2A11
    4.733%, 07/25/34 (B)                                $4,000       $ 3,787

-------------------------------------------------       ------       -------
Total Collateralized Mortgage Obligations
  (Cost $41,258)                                                      39,877
-------------------------------------------------------------        -------
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 8.5%
Federal Home Loan Mortgage Corporation - 0.0%
    8.750%, 05/01/08 (C)                                     -             -
    7.500%, 12/01/10                                         1             1

                                                                     =======
                                                                           1
-------------------------------------------------       ------       -------
Federal National Mortgage Association - 8.5%
    5.500%, 12/01/06                                        54            54
    5.500%, 09/01/17                                     4,816         4,756
    5.000%, 06/01/20                                     5,327         5,149
    4.889%, 04/01/35 (B)                                 9,784         9,546
    4.500%, 09/01/35                                     9,757         8,878

                                                                     =======
                                                                      28,383
-------------------------------------------------       ------       -------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $29,487)                                                      28,384
-------------------------------------------------------------        -------
ASSET BACKED SECURITIES - 5.5%
Automotive - 1.0%
  WFS Financial Owner Trust,
    Series 2005-3, Cl A4
    4.390%, 05/17/13                                     3,325         3,253
-------------------------------------------------       ------       -------
Credit Cards - 3.5%
  Bank One Issuance Trust,
    Series 2002-A1, Cl A1
    5.190%, 01/15/10 (B)                                 5,000         5,008
  Citibank Credit Card Issuance Trust,
    Series 2006-A5, Cl A5
    5.300%, 05/20/11 (D)                                 6,700         6,680

                                                                     =======
                                                                      11,688
-------------------------------------------------       ------       -------
Other - 1.0%
  Atlantic City Electric Transition Funding LLC,
    Series 2002-1, Cl A4
    5.550%, 10/20/23                                     3,175         3,114
  Railcar Leasing LLC, Series 1, Cl A1
    6.750%, 07/15/06 (A)                                   132           132

                                                                     =======
                                                                       3,246
-------------------------------------------------                    -------
Total Asset Backed Securities
  (Cost $18,259)                                                      18,187
--------------------------------------------------------------       -------
FOREIGN BOND - 0.5%
New Zealand - 0.5%
  New Zealand Government
    7.000%, 07/15/09                                     2,600         1,698
  (Cost $1,656)
--------------------------------------------------------------       -------
NON-AGENCY MORTGAGE-BACKED SECURITY - 0.0%
  Thirty-Seventh FHA Insurance Project
    7.430%, 05/01/22 (D) (E)                                47            47
  (Cost $47)
--------------------------------------------------------------       -------

                                                       Number        Value
                                                     of Shares       (000)
AFFILIATED MONEY MARKET FUND - 2.5%
  Allegiant Advantage Institutional Money Market
    Fund, Class I(+)                                 8,267,752      $  8,268
  (Cost $8,268)
--------------------------------------------------------------      --------
Total Investments Before Collateral
  for Loaned Securities - 99.8%
  (Cost $339,334)                                                    332,811
--------------------------------------------------------------      --------

                                                        Par
                                                       (000)
SHORT TERM INVESTMENTS HELD AS COLLATERAL
FOR
  LOANED SECURITIES - 41.0%
Commercial Paper(+)(+) - 8.1%
  Four Winds Funding
    5.131%, 06/01/06                                   $14,500        14,498
  Kaiser Foundation Hospital
    5.151%, 06/01/06                                    12,500        12,498

                                                                      ======
                                                                      26,996
-----------------------------                          -------        ------
Master Notes - 9.7%
  Bank of America
    5.133%, 06/01/06                                    12,500        12,500
  Bear Stearns
    5.213%, 06/07/06                                    10,000        10,000
  JPMorgan Securities
    5.143%, 06/15/06                                    10,000        10,000

                                                                      ======
                                                                      32,500
-----------------------------                          -------        ------
Medium Term Notes - 5.3%
  First Tennessee Bank
    5.135%, 04/18/07 (B)                                 7,500         7,504
  Sigma Finance
    5.070%, 07/07/06 (B)                                10,000         9,999

                                                                      ======
                                                                      17,503
-----------------------------                          -------        ------
Repurchase Agreements - 17.9%
  Bank of America
    5.110%, 06/01/06                                    11,799        11,799
  Bear Stearns
    5.163%, 06/01/06                                     5,000         5,000
  Lehman Brothers
    5.113%, 06/01/06                                    43,000        43,000

                                                                      ======
                                                                      59,799
-----------------------------                          -------        ------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $136,798)(++)                                                136,798
------------------------------------------                           -------

                                                                              39

 Allegiant Total Return Advantage Fund
STATEMENT OF NET ASSETS                                        STATEMENT OF
     May 31, 2006                                        ASSETS AND LIABILITIES
                                                                   May 31, 2006

                                                                      Value
                                                                      (000)
TOTAL INVESTMENTS - 140.8%
  (Cost $476,132)*                                                  $469,609
-----------------------------------                                 --------

Other Assets & Liabilities -  (40.8)%                               (135,987)
------------------------------------------                           --------

TOTAL NET ASSETS - 100.0%                                           $333,622
------------------------------------------                          --------

* Aggregate cost for Federal income tax purposes is (000) $476,650.

       Gross unrealized appreciation (000)      $    266
       Gross unrealized depreciation (000)        (7,307)
                                                --------
       Net unrealized depreciation (000)        $ (7,041)
                                                ========

(+)  See Note 3 in Notes to Financial Statements.
(+)(+) The rate shown is the effective yield at purchase date.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $133,257.
(A)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $6,203 and represents 1.9% of net assets at May 31, 2006. (B) Variable Rate Security - the rate shown is the rate in effect on May 31, 2006.
(C)  Par and Value are less than $500
(D)  Security fair valued using methods determined in good faith by the
     Valuation Committee of the Board of Trustees.
(E)  Illiquid Security. Total market value of illiquid securities is (000) $47 and represents 0.0% of net assets as of May 31, 2006.

Cl - Class
FHA - Federal Housing Authority
LLC - Limited Liability Company
MTN - Medium Term Note

                      Foreign Currency Contracts:
                           Contracts to       In Exchange     Contracts      Unrealized
Settlement                   Receive              For          at Value     Depreciation
Month           Type          (000)              (000)          (000)          (000)
------------   ------   ------------------   -------------   -----------   -------------
06/06           Buy      CAD      1,925          $1,753         $1,750         $  (3)
06/06           Buy      JPY    720,000           6,454          6,425           (29)
                                                 ------         ------         -----
                                                 $8,207         $8,175         $ (32)
                                                 ======         ======         =====
CAD - Canadian Dollar
JPY - Japanese Yen

           Total Return Swap Agreement:
                                                                        Unrealized
                                                        Notional       Appreciation
                                        Expiration       Amount       (Depreciation)
                                           Date           (000)           (000)
                                       ------------    ----------    ---------------
Agreement with Lehman Brothers to
  receive monthly total returns on
  Lehman High Yield Index and pay
  monthly a floating rate based on
  1-month LIBOR minus 0.35%             10/01/06       $5,000        $-
Assets in an amount at least equal to
  the Notional Cost Amount of the Total
  Return Swap Agreement have been
  segregated by the Fund.

See Notes to Financial Statements.

                                                                     Value
                                                                     (000)
ASSETS
  Investments in non-affiliates at value, (Cost
$    331,066)                                                      $ 324,543
  Investments in affiliates at value, (Cost $8,268)                    8,268
  Short term investments held as collateral for
    loaned securities, (Cost $136,798)                               136,798
  Receivable for investments sold                                     20,365
  Interest receivable                                                  2,653
  Receivable for shares of beneficial interest sold                    1,080
  Prepaid Expenses                                                        10
                                                                   ---------
    Total Assets                                                     493,717
                                                                   ---------
LIABILITIES
  Payable for collateral for loaned securities                       136,798
  Payable for Investment Securities Purchased                         21,808
  Payable for Shares of Beneficial Interest Purchased                    356
  Dividends Payable
    Class I                                                              828
    Class A                                                                6
    Class B                                                                1
  Net unrealized depreciation on foreign currency
    exchange contracts                                                    32
  Investment advisory fees payable                                       113
  12b-1 Fees Payable
    Class I                                                               42
    Class A                                                                1
  Administration Fees Payable                                             17
  Trustee Fees Payable                                                    21
  Other Liabilities                                                       72
                                                                   ---------
    Total Liabilities                                                160,095
                                                                   ---------
TOTAL NET ASSETS                                                   $ 333,622
--------------------------------------------------------           ---------
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                    $ 344,279
Distributions in Excess of Net Investment Income                        (719)
Accumulated Net Realized Loss on Investments                          (3,383)
Net Unrealized Depreciation on Investments and
  Foreign Currency Exchange Contracts                                 (6,555)
--------------------------------------------------------           ---------
Total Net Assets                                                   $ 333,622
--------------------------------------------------------           ---------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($326,122,050 / 33,064,620
  outstanding shares of beneficial interest)                       $    9.86
--------------------------------------------------------           ---------
Net Asset Value and Redemption Price Per
  Share - Class A ($6,129,209 / 621,157
  outstanding shares of beneficial interest)                       $    9.87
--------------------------------------------------------           ---------
Maximum Offering Price Per Share - Class A
  ($9.87 / 95.50%)                                                 $   10.34
------------------------------------------------------             ---------
Net Asset Value and Offering Price Per
  Share - Class B ($1,154,913 / 116,690
  outstanding shares of beneficial interest)                       $    9.90
--------------------------------------------------------           ---------
Net Asset Value and Offering Price Per
  Share - Class C ($215,881 / 21,845
  outstanding shares of beneficial interest)                       $    9.88
--------------------------------------------------------           ---------
See Notes to Financial Statements.

40

                                                Allegiant Ultra Short Bond Fund
                                                         STATEMENT OF NET ASSETS
                                                                  May 31, 2006

                                                        Par           Value
                                                       (000)          (000)
ASSET BACKED SECURITIES - 24.8%
Automotive - 16.9%
  Bank One Auto Securitization Trust,
    Series 2003-1, Cl A3
    1.820%, 09/20/07                                   $   131      $    131
  Capital Auto Receivables Asset Trust,
    Series 2003-1, Cl A3A
    2.750%, 04/16/07                                       520           519
  Carmax Auto Owner Trust,
    Series 2005-2, Cl A2
    4.100%, 05/15/08                                     2,157         2,150
  Ford Credit Automotive Owner Trust,
    Series 2003-B, Cl A4
    2.410%, 08/15/07                                     2,026         2,018
  Nissan Auto Receivables Owner Trust,
    Series 2004-B, Cl A3
    3.350%, 05/15/08                                     1,775         1,758
  Nissan Auto Receivables Owner Trust,
    Series 2005-A, Cl A3
    3.540%, 10/15/08                                     3,050         3,012
  USAA Auto Owner Trust,
    Series 2004-3, Cl A3
    3.160%, 02/17/09                                     1,635         1,616
  Wachovia Auto Owner Trust,
    Series 2005-A, Cl A3
    4.060%, 09/21/09                                     2,250         2,219
  WFS Financial Owner Trust,
    Series 2003-3, Cl A4
    3.250%, 05/20/11                                     1,883         1,850
  World Omni Auto Receivables Trust,
    Series 2004-A, Cl A3
    3.290%, 11/12/08                                     1,557         1,543

                                                                    ========
                                                                      16,816
--------------------------------------------------     -------      --------
Credit Cards - 4.4%
  Bank One Issuance Trust,
    Series 2002-A3, Cl A3
    3.590%, 05/17/10                                     2,000         1,955
  Citibank Credit Card Issuance Trust,
    Series 2004, Cl A1
    2.550%, 01/20/09                                     2,500         2,458

                                                                    ========
                                                                       4,413
--------------------------------------------------     -------      --------
Energy - 1.4%
  Peco Energy Transition Trust,
    Series 1999-A6, Cl A
    6.050%, 03/01/09                                     1,410         1,414
--------------------------------------------------     -------      --------
Mortgage Related - 0.8%
  Mellon Residential Funding,
    Series 2001-HEIL, Cl A4
    6.615%, 02/25/21 (A)                                   762           760
--------------------------------------------------     -------      --------
Student Loans - 0.4%
  SLM Student Loan Trust,
    Series 2004-9, Cl A2
    5.120%, 10/25/12 (B)                                   415           414
--------------------------------------------------     -------      --------

                                                         Par          Value
                                                        (000)         (000)
Utilities - 0.9%
  Oncor Electric Delivery, Transition Bond,
    Series 2003-1, Cl A1
    2.260%, 02/15/09                                   $   923      $    912
--------------------------------------------------     -------      --------
Total Asset Backed Securities
  (Cost $24,861)
----------------------------------------------------------------------------------
                                                                      24,729
                                                                    --------
COLLATERALIZED MORTGAGE OBLIGATIONS - 21.3%
  Bank of America Mortgage Securities,
    Series 2003-A, Cl 1A1
    6.485%, 02/25/33 (B)                                    50            51
  Chase Mortgage Finance,
    Series 2004-S3, Cl 2A1
    5.250%, 03/25/34                                     2,298         2,274
  Credit Suisse First Boston Mortgage Securities,
    Series 2004-C1, Cl A2
    3.516%, 01/15/37                                     2,000         1,917
  Fannie Mae, Series 2002-61, Cl PE
    5.500%, 05/25/16                                     2,250         2,244
  Fannie Mae, Series 2003-054, Cl PB
    4.000%, 09/25/17                                         7             7
  Fannie Mae, Series 2003-35, Cl MB
    4.500%, 06/25/13                                     3,610         3,578
  Fannie Mae, Series 2003-41, Cl YN
    4.000%, 05/25/17                                       154           153
  Fannie Mae, Series 2003-60, Cl PA
    3.500%, 04/25/19                                     1,699         1,659
  Fannie Mae, Series 2005-51, Cl PA
    5.500%, 01/25/25                                     2,525         2,514
  Freddie Mac, Series 2513, Cl JC
    5.000%, 06/15/14                                     2,317         2,308
  Freddie Mac, Series 2660, Cl MH
    3.500%, 05/15/18                                       585           582
  Freddie Mac, Series 2701, Cl OJ
    2.750%, 01/15/11                                       420           418
  Freddie Mac, Series 2707, Cl OK
    3.500%, 05/15/10                                       550           548
  Freddie Mac, Series 2714 Cl CK
    4.000%, 06/15/24                                     1,200         1,179
  Ginnie Mae, Series 2002-76, Cl TA
    4.500%, 12/16/29                                       190           182
  Washington Mutual,
    Series 2002-AR10, Cl A6
    4.816%, 10/25/32 (B)                                 1,644         1,629

--------------------------------------------------     -------      --------
Total Collateralized Mortgage Obligations
  (Cost $21,458)
----------------------------------------------------------------------------------
                                                                      21,243
                                                                    --------
U.S. TREASURY OBLIGATIONS - 19.0%
U.S. Treasury Notes
    3.750%, 03/31/07#                                    7,200         7,123
    3.625%, 06/30/07#                                    8,910         8,775
    3.250%, 08/15/08#                                      440           424
    2.625%, 11/15/06#                                    2,675         2,646

--------------------------------------------------     -------      --------
Total U.S. Treasury Obligations
  (Cost $19,040)
--------------------------------------------------------------------------------
                                                                      18,968
                                                                    --------

                                                                              41

Allegiant Ultra Short Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                        Par           Value
                                       (000)          (000)
CORPORATE BONDS - 15.3%
Automotive - 0.3%
  DaimlerChrysler NA Holdings
    5.100%, 03/07/07 (B)              $   315       $    315
---------------------------------     -------       --------
Energy - 1.8%
  Conoco Funding
    5.450%, 10/15/06                      700            700
  Consolidated Natural Gas
    5.375%, 11/01/06                      675            674
  MidAmerican Energy Holdings
    4.625%, 10/01/07                      400            395

                                                    ========
                                                       1,769
---------------------------------     -------       --------
Financials - 11.3%
  Bank of America
    6.625%, 08/01/07                      887            898
  Bear Stearns
    5.299%, 04/29/08 (B)                  500            501
  CIT Group
    5.750%, 09/25/07                      385            386
  Citigroup
    5.209%, 11/01/07 (B)                1,000          1,002
  General Electric Capital
    4.125%, 03/04/08                    1,565          1,532
  HSBC Finance
    5.750%, 01/30/07                      613            615
  International Lease Finance
    5.750%, 10/15/06                      675            676
  John Deere Capital
    5.125%, 10/19/06                      650            650
  JPMorgan Chase
    6.700%, 11/01/07                    1,250          1,267
  Keycorp (MTN)
    2.750%, 02/27/07                      830            811
  Morgan Stanley
    6.875%, 03/01/07                    1,000          1,011
  SLM (MTN)
    3.625%, 03/17/08 (B)                  865            836
  US Bancorp
    6.875%, 09/15/07                      460            467
  Wells Fargo (MTN)
    6.750%, 10/01/06                      650            652

                                                    ========
                                                      11,304
---------------------------------     -------       --------
Insurance - 0.6%
  AEGON NV
    8.000%, 08/15/06                      540            543
---------------------------------     -------       --------
Real Estate - 0.6%
  EOP Operating
    7.750%, 11/15/07                      575            592
---------------------------------     -------       --------
Utilities - 0.7%
  Northern States Power
    2.875%, 08/01/06                      700            697
---------------------------------     -------       --------
Total Corporate Bonds
  (Cost $15,327)                                      15,220
------------------------------------------------------------

                                        Par           Value
                                       (000)          (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.6%
Federal National Mortgage
 Association - 11.6%
    3.125%, 07/15/06 #                $ 4,100       $  4,090
    2.375%, 02/15/07 #                  7,660          7,504

---------------------------------     -------       --------
Total U.S. Government Agency Obligations
  (Cost $11,633)
------------------------------------------------------------
                                                      11,594
                                                    --------
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED OBLIGATIONS - 5.3%
Federal National Mortgage Association - 5.3%
    5.500%, 12/01/11                    2,731          2,717
    5.169%, 01/01/36 (B)                2,572          2,546

---------------------------------     -------       --------
Total U.S. Government Agency Mortgage-Backed Obligations
  (Cost $5,346)                                        5,263
------------------------------------------------------------

                                        Number
                                      of Shares
AFFILIATED MONEY MARKET FUND - 2.4%
  Allegiant Money Market Fund, Class I(+)
  (Cost $2,362)                       2,362,064        2,362

-----------------------------------------------     --------
Total Investments Before Collateral
  for Loaned Securities - 99.7%
  (Cost $100,027)                                     99,379
-----------------------------------------------     --------

                                        Par
                                       (000)
SHORT TERM INVESTMENTS HELD AS
COLLATERAL FOR
  LOANED SECURITIES - 31.4%
Master Notes - 7.6%
  Bank of America
    5.133%, 06/01/06                   $2,500          2,500
  Bear Stearns
    5.213%, 06/07/06                    2,500          2,500
  JPMorgan Securities
    5.143%, 06/15/06                    2,500          2,500

                                                       =====
                                                       7,500
--------------------------             ------          -----
Medium Term Note - 2.5%
  Sigma Finance
    5.070%, 07/07/06 (B)                2,500          2,500
--------------------------             ------          -----
Repurchase Agreements - 21.3%
  Bank of America
    5.110%, 06/01/06                   7,244           7,244
  Bear Stearns
    5.163%, 06/01/06                   5,000           5,000
  Lehman Brothers
    5.113%, 06/01/06                   9,000           9,000

                                                      ======
                                                      21,244
--------------------------             ------         ------
Total Short Term Investments Held as
Collateral
  for Loaned Securities
  (Cost $31,244)(++)                                  31,244
--------------------------------------                ------

TOTAL INVESTMENTS - 131.1%
  (Cost $131,271)*                                   130,623
------------------------------------------           -------

42

                                                             Value
                                                             (000)
Other Assets & Liabilities - (31.1)%

  Dividends Payable
    Class I                                                 $  (169)
  Investment Advisory Fees Payable                              (17)
  12b-1 Fees Payable
    Class I                                                      (9)
  Administration Fees Payable                                    (5)
  Trustees' Fees Payable                                        (11)
  Payable for Collateral for Loaned Securities              (31,244)
  Payable for Shares of Beneficial Interest Redeemed           (146)
  Other                                                         639
------------------------------------------------------    ----------
Total Other Assets & Liabilities                            (30,962)
------------------------------------------------------    ----------

TOTAL NET ASSETS - 100.0%                                  $ 99,661
------------------------------------------                 --------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                            $103,286
Undistributed Net Investment Income                             289
Accumulated Net Realized Loss on Investments                 (3,266)
Net Unrealized Depreciation on Investments                     (648)
---------------------------------------------------        --------
Total Net Assets                                           $ 99,661
---------------------------------------------------        --------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($98,120,004 / 9,975,458
  outstanding shares of beneficial interest)               $   9.84
---------------------------------------------------        --------
Net Asset Value and Redemption Price Per
  Share - Class A ($1,541,156 / 156,851
  outstanding shares of beneficial interest)               $   9.83
---------------------------------------------------        --------
Maximum Offering Price Per Share - Class A
  ($9.83 / 99.00%)                                         $   9.93
---------------------------------------------------        --------

* Aggregate cost for Federal income tax purposes is (000) $131,303.

       Gross unrealized appreciation (000)      $   13
       Gross unrealized depreciation (000)        (693)
                                                ------
       Net unrealized depreciation (000)        $ (680)
                                                ======

(+)  See Note 3 in Notes to Financial Statements.
(++) See Note 8 in Notes to Financial Statements.
#    Security fully or partially on loan. Total Market Value of Securities on
     Loan is (000) $30,364.
(A)  Stepped Coupon Bond - the rate shown is the rate in effect on May 31, 2006.
(B)  Variable Rate Security - the rate shown is the rate in effect on May 31,
     2006.

Cl - Class
MTN - Medium Term Note
See Notes to Financial Statements.

                                                                              43

Allegiant Intermediate Tax Exempt Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - 99.4%
Alaska - 1.0%
  Anchorage (GO) (MBIA)
    5.000%, 07/01/14                                             $ 1,100       $  1,173
------------------------------------------------------------     -------       --------
Arizona - 2.2%
  Maricopa County Industrial Development
    Authority, Madera Pointe Apartments Project
    (RB) Series A (FSA)
    5.300%, 06/01/06                                               1,000          1,000
  Tucson Street & Highway User Authority
    (RB) Series A (MBIA)
    7.000%, 07/01/11                                               1,500          1,719

                                                                               ========
                                                                                  2,719
------------------------------------------------------------     -------       --------
California - 0.3%
  Foothill/Eastern Corridor Capital Appreciation
    (RB) (ETM) (FSA)
    4.894%, 01/01/29 (A)                                           1,000            336
------------------------------------------------------------     -------       --------
Colorado - 1.5%
  Colorado Water Resource Power Development
    Authority (RB) Series A
    6.300%, 09/01/14                                                  35             35
  El Paso County Colonial Falcon School District
    Number 49, Prerefunded 12/01/11 @ 100
    (GO) (FGIC)
    5.750%, 12/01/15                                               1,665          1,827

                                                                               ========
                                                                                  1,862
------------------------------------------------------------     -------       --------
Connecticut - 0.9%
  Connecticut State (GO) Series B
    5.500%, 03/15/11                                               1,000          1,075
------------------------------------------------------------     -------       --------
Florida - 4.8%
  Florida Board of Education (GO) (ETM)
    9.125%, 06/01/14                                                 135            179
  Florida Board of Education Capital Outlay
    (GO) Series D
    5.750%, 06/01/22                                               1,000          1,074
  Gulf Breeze Capital Funding
    (RB) Series A (MBIA) (VRDN)
    7.475%, 12/01/17                                               1,000          1,083
  Hillsborough County Capital Improvement, Mosi
    & County Center Project (RB) (MBIA)
    5.000%, 07/01/16                                               1,750          1,875
  Orlando & Orange County Expressway Authority
    (RB) Series A (AMBAC)
    5.250%, 07/01/16                                               1,500          1,610

                                                                               ========
                                                                                  5,821
------------------------------------------------------------     -------       --------
Georgia - 7.3%
  Atlanta Water & Waste Water Authority
    (RB) Series A (FGIC)
    5.500%, 11/01/13                                               2,000          2,175
  Fulton County Development Authority, Georgia
    Tech Athletic Association (RB) (AMBAC)
    5.500%, 10/01/17                                               1,750          1,897
  Georgia Municipal Electric Authority
    (RB) Series X (MBIA)
    6.500%, 01/01/12                                               2,000          2,172
  Georgia State (GO) Series B
    6.650%, 03/01/09                                               1,000          1,079

                                                                   Par          Value
                                                                  (000)         (000)
  Metropolitan Atlanta Rapid Transportation
    Authority Second Indenture Project
    (RB) Series A (MBIA)
    5.625%, 07/01/20                                             $ 1,500       $  1,532

                                                                               ========
                                                                                  8,855
------------------------------------------------------------     -------       --------
Hawaii - 1.7%
  Honolulu City & County (GO) Series C (MBIA)
    5.000%, 07/01/20                                               2,000          2,095
------------------------------------------------------------     -------       --------
Illinois - 7.1%
  Champaign County Community United School
    District Number 116 Urbana (GO) (FGIC)
    5.375%, 01/01/15                                               1,735          1,892
  Chicago (GO) Series A (MBIA)
    5.500%, 01/01/14                                                 260            279
  Chicago, Prerefunded 01/01/11 @ 101
    (GO) Series A (MBIA)
    5.500%, 01/01/14                                                 740            801
  Illinois Highway Toll Authority
    (RB) Series A (FSA)
    5.500%, 01/01/13                                               1,000          1,088
  Illinois Sales Tax Program (RB) Series Q
    6.000%, 06/15/12                                               1,000          1,090
  Illinois State (GO) (FGIC)
    5.500%, 02/01/16                                               1,000          1,076
  Lake County Community Consolidated School
    District Number 50, Prerefunded 12/01/08 @
    100 (GO) Series A (FGIC)
    6.000%, 12/01/20                                               1,000          1,056
  Lake County Community Consolidated School
    District Number 50, Woodland (GO) (FSA)
    5.000%, 01/01/19                                               1,280          1,347

                                                                               ========
                                                                                  8,629
------------------------------------------------------------     -------       --------
Indiana - 10.8%
  Ball State University, Housing and Dining System
    (RB) (FSA)
    5.000%, 07/01/21                                               2,190          2,290
  East Chicago Elementary School Building
    Corporation, First Mortgage (RB)
    6.250%, 01/05/16                                               1,750          1,947
  Fort Wayne South Side School Building
    Corporation, First Mortgage (RB) (FSA)
    4.750%, 07/15/11                                                 500            511
  Hammond Multi-School Building Corporation,
    First Mortgage (RB) Series B (ETM)
    6.000%, 01/15/18                                               1,000          1,140
  Indiana Transportation Finance Authority
    (RB) Series C (FGIC)
    5.500%, 12/01/15                                               1,000          1,108
  Indiana University (RB) Series 0 (FGIC)
    5.000%, 08/01/21                                               1,375          1,429
  Indianapolis Local Improvement Project
    (RB) Series D (AMBAC)
    5.375%, 02/01/17                                               1,250          1,314
  Wawasee Community School Corporation
    (RB) (FSA)
    5.000%, 07/15/18                                               1,000          1,067

44

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - continued
Indiana - continued
  Westfield High School Building
    Corporation (RB) (FSA)
    5.000%, 07/15/18                                             $ 2,135       $  2,269

                                                                               ========
                                                                                 13,075
----------------------------------------------------------       -------       --------
Massachusetts - 4.5%
  Massachusetts Bay Transportation Authority,
    General Transportation Systems Project,
    Prerefunded 03/01/09 @ 101
    (RB) Series A (FGIC)
    5.500%, 03/01/15                                               1,500          1,585
  Massachusetts Bay Transportation Authority,
    General Transportation Systems Project
    (RB) Series A
    5.800%, 03/01/11                                               1,000          1,086
    5.750%, 03/01/18                                                 655            662
  Massachusetts, Prerefunded 08/01/12 @ 100
    (GO) Series D (MBIA)
    5.375%, 08/01/20                                               2,000          2,161

                                                                               ========
                                                                                  5,494
----------------------------------------------------------       -------       --------
Michigan - 0.3%
  Byron Center Public School (GO) (MBIA)
    8.250%, 05/01/08                                                 380            412
----------------------------------------------------------       -------       --------
Missouri - 0.9%
  Missouri Environmental Improvement Authority,
    Revolving Fund Program (RB) Series B
    5.500%, 07/01/16                                               1,000          1,116
----------------------------------------------------------       -------       --------
Nevada - 3.6%
  Clark County School District, Prerefunded
    12/15/11 @ 100 (GO) Series F (FSA)
    5.500%, 06/15/17                                               1,000          1,084
  Clark County Transportation Authority,
    Prerefunded 12/01/10 @ 101 (GO) Series B
    5.750%, 12/01/16                                               2,000          2,184
  Nevada (GO) Series A-1
    6.000%, 05/15/09                                               1,000          1,062

                                                                               ========
                                                                                  4,330
----------------------------------------------------------       -------       --------
New Jersey - 0.9%
  New Jersey State Transportation Trust Fund
    Authority, Transportation System
    (RB) Series B (FGIC)
    5.250%, 12/15/14                                               1,000          1,083
----------------------------------------------------------       -------       --------
New Mexico - 1.1%
  New Mexico Finance Authority (RB) (MBIA)
    5.000%, 06/15/19                                               1,310          1,382
----------------------------------------------------------       -------       --------
New York - 2.1%
  Buffalo Sewer Authority (RB) Series F (FGIC)
    6.000%, 07/01/13                                               1,300          1,467
  New York State Power Authority,
    Prerefunded 01/01/10 @ 100 (RB)
    7.000%, 01/01/18                                               1,000          1,111

                                                                               ========
                                                                                  2,578
----------------------------------------------------------       -------       --------

                                                                   Par          Value
                                                                  (000)         (000)
North Carolina - 1.0%
  Iredell County, Iredell County School Project
    (COP) (AMBAC)
    5.000%, 06/01/14                                             $ 1,140       $  1,221
----------------------------------------------------------       -------       --------
Ohio - 8.2%
  Butler County Transportation Improvement,
    Prerefunded 04/01/08 @ 102
    (RB) Series A (FSA)
    6.000%, 04/01/10                                               1,000          1,060
    5.500%, 04/01/09                                               1,150          1,209
  Cleveland Public Power Systems, First Mortgage
    (RB) Series 1 (MBIA)
    6.000%, 11/15/10                                                 995          1,085
  Cleveland Water Works, First Mortgage
    (RB) Series G (MBIA)
    5.500%, 01/01/09                                               1,000          1,045
  Delaware County Capital Facilities,
    Prerefunded 12/01/10 @ 101 (GO)
    6.000%, 12/01/12                                                 545            601
  Lakota Local School District (GO) (FGIC)
    5.500%, 12/01/15                                                 745            827
  Massillon Parks & Recreation (GO) (AMBAC)
    5.500%, 12/01/18                                               1,405          1,523
  Ohio Department of Administrative Services
    Office Project (COP) (AMBAC)
    5.000%, 12/15/12                                                 710            739
  Ohio Housing Finance Agency, Single-Family
    Housing Mortgage, Prerefunded 01/15/13 @
    81.88 (RB) (FGIC)
    6.399%, 01/15/15 (A)                                           1,340            831
  Perrysburg Exempted Village School District
    (GO)
    5.350%, 12/01/25                                               1,000          1,054

                                                                               ========
                                                                                  9,974
----------------------------------------------------------       -------       --------
Oklahoma - 2.3%
  Grand River Dam Authority (RB) (AMBAC)
    6.250%, 06/01/11                                               2,500          2,778
----------------------------------------------------------       -------       --------
Pennsylvania - 3.7%
  Geisinger Authority, Geisinger Health Systems
    (RB) Series B (VRDN)
    3.560%, 08/01/22                                               1,525          1,525
  Pennsylvania Convention Center Authority
    (RB) (ETM) Series A (FGIC)
    6.000%, 09/01/19                                               1,000          1,170
  Pennsylvania State Turnpike Commission (RB)
    Series Q (VRDN)
    3.540%, 06/01/28                                               1,000          1,000
  State Public School Building Authority,
    Montgomery County Community College
    Project (RB)
    4.600%, 05/01/12                                                 160            166
  Westmoreland County Capital Appreciation
    (RB) Series A (MBIA)
    5.041%, 08/15/23 (A)                                           1,345            595

                                                                               ========
                                                                                  4,456
----------------------------------------------------------       -------       --------
South Carolina - 1.9%
  Charleston County Public Improvement (GO)
    6.000%, 09/01/09                                               1,000          1,070

                                                                              45

Allegiant Intermediate Tax Exempt Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - continued
South Carolina - continued
  South Carolina State Public Service Authority
    (RB) Series B (MBIA)
    5.000%, 01/01/19                                             $ 1,200       $  1,269

                                                                               ========
                                                                                  2,339
-------------------------------------------------------------    -------       --------
South Dakota - 1.2%
  South Dakota State Building Authority
    (RB) Series A (MBIA)
    5.000%, 09/01/10                                               1,375          1,442
-------------------------------------------------------------    -------       --------
Tennessee - 4.8%
  Memphis Electrical System (RB) Series A (MBIA)
    5.000%, 12/01/11                                               2,000          2,122
  Nashville & Davidson County Metropolitan
    Government (GO)
    6.000%, 12/01/10                                               1,500          1,638
  Shelby County (GO) Series B
    5.200%, 12/01/09                                               2,000          2,035

                                                                               ========
                                                                                  5,795
-------------------------------------------------------------    -------       --------
Texas - 10.8%
  Austin Water & Wastewater System
    (RB) Series A (AMBAC)
    5.500%, 11/15/14                                               1,000          1,100
  Comal Independent School District
    (GO) (PSF-GTD)
    5.500%, 02/01/19                                                 500            530
  Conroe Independent School District (GO)
    5.500%, 02/15/15                                                 195            204
  Conroe Independent School District,
    Prerefunded 02/15/09 @ 100 (GO)
    5.500%, 02/15/15                                               2,305          2,413
  Dallas (GO) Series A
    5.000%, 02/15/10                                               1,000          1,042
  Houston (GO) Series E (AMBAC)
    5.000%, 03/01/15                                               1,500          1,597
  Houston Water & Sewer System, Prerefunded
    12/01/11 @ 100 (RB) Series A (FSA)
    5.500%, 12/01/13                                                 700            759
  Houston Water & Sewer System
    (RB) Series A (FSA)
    5.500%, 12/01/13                                                 800            858
  Robinson Independent School District
    (GO) (PSF-GTD)
    5.750%, 08/15/12                                                 575            609
  Texas State Water Financial Assistance (GO)
    5.500%, 08/01/17                                               1,125          1,201
  United Independent School District, Prerefunded
    08/15/12 @ 100 (GO) (PSF-GTD)
    5.375%, 08/15/16                                               1,585          1,718
  Williamson County, Prerefunded 02/15/12 @ 100
    (GO) (FSA)
    5.500%, 02/15/16                                               1,000          1,086

                                                                               ========
                                                                                 13,117
-------------------------------------------------------------    -------       --------
Utah - 1.8%
  Intermountain Power Agency (RB) Series E (FSA)
    6.250%, 07/01/09                                               2,000          2,142
-------------------------------------------------------------    -------       --------

                                                                   Par          Value
                                                                  (000)         (000)
Vermont - 1.7%
  Vermont Educational & Health Buildings
    Financing Authority, Middlebury College
    Project (RB)
    5.500%, 11/01/16                                             $ 2,000       $  2,054
-------------------------------------------------------------    -------       --------
Virginia - 1.8%
  Virginia College Building Authority, Higher
    Education Financing Program (RB) Series A
    5.000%, 09/01/15                                               1,975          2,123
-------------------------------------------------------------    -------       --------
Washington - 4.4%
  King County School District Number 406
    South Central (GO) (FSA)
    5.000%, 12/01/17                                               2,000          2,116
  King County School District Number 412
    Shoreline (GO) (FSA)
    5.250%, 12/01/17                                               1,000          1,076
  Seattle Municipal Light & Power (RB)
    5.625%, 12/01/18                                               2,000          2,131

                                                                               ========
                                                                                  5,323
-------------------------------------------------------------    -------       --------
Wisconsin - 3.9%
  Milwaukee (GO) Series B10 (AMBAC)
    5.000%, 02/15/18                                               2,485          2,631
  Wisconsin State (GO) Series 2 (MBIA)
    5.000%, 05/01/13                                               2,000          2,126

                                                                               ========
                                                                                  4,757
-------------------------------------------------------------    -------       --------
Puerto Rico - 0.9%
  Commonwealth of Puerto Rico Infrastructure
    Financing Authority (RB) Series C (AMBAC)
    5.500%, 07/01/16                                               1,000          1,105
-------------------------------------------------------------    -------       --------
Total Municipal Bonds
  (Cost $117,926)
---------------------------------------------------------------------------------------
                                                                                120,661
                                                                               --------

                                                                 Number
                                                               of Shares
AFFILIATED MONEY MARKET FUND - 0.4%
  Allegiant Tax-Exempt Money Market Fund,
    Class I(+)                                                   490,355            490
  (Cost $490)
--------------------------------------------------------         -------       --------

TOTAL INVESTMENTS - 99.8%
  (Cost $118,416)*                                                              121,151
------------------------------------------                                     --------

Other Assets & Liabilities - 0.2%

  Dividends Payable
    Class I                                                                        (375)
    Class A                                                                          (9)
  Investment Advisory Fees Payable                                                  (41)
  12b-1 Fees Payable
    Class I                                                                         (16)
    Class A                                                                          (1)
  Administration Fees Payable                                                        (6)
  Trustees' Fees Payable                                                             (9)
  Payable for Investments Purchased                                              (2,564)
  Payable for Shares of Beneficial Interest Redeemed                                (62)
  Other                                                                           3,363
------------------------------------------------------                         --------
Total Other Assets & Liabilities                                                   280
------------------------------------------------------                         --------

TOTAL NET ASSETS - 100.0%                                                      $121,431
------------------------------------------                                     --------

46

                                                                                 Value
                                                                                 (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                                $118,143
Distributions in Excess of Net Investment Income                                   (385)
Undistributed Net Realized Gain on Investments                                      938
Net Unrealized Appreciation on Investments                                        2,735
---------------------------------------------------                            --------
Total Net Assets                                                               $121,431
---------------------------------------------------                            --------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($114,946,567 / 11,609,812
  outstanding shares of beneficial interest)                                   $   9.90
---------------------------------------------------                            --------
Net Asset Value and Redemption Price Per
  Share - Class A ($6,027,119 / 606,945
  outstanding shares of beneficial interest)                                   $   9.93
---------------------------------------------------                            --------
Maximum Offering Price Per Share - Class A
  ($9.93 / 97.00%)                                                             $  10.24
---------------------------------------------------                            --------
Net Asset Value and Offering Price Per
  Share - Class B ($417,718 / 42,213 outstanding
  shares of beneficial interest)                                               $   9.90
---------------------------------------------------                            --------
Net Asset Value and Offering Price Per
  Share - Class C ($39,419 / 3,984 outstanding
  shares of beneficial)                                                        $   9.89
---------------------------------------------------                            --------

* Aggregate cost for Federal income tax purposes is (000) $118,114.

       Gross unrealized appreciation (000)      $3,303
       Gross unrealized depreciation (000)        (266)
                                                ------
       Net unrealized appreciation (000)        $3,037
                                                ======

(+) See Note 3 in Notes to Financial Statements.
(A) Zero Coupon Bond -  the rate shown is the effective yield at purchase date.

AMBAC - American Municipal Bond Assurance Corporation
COP - Certificate of Participation
ETM - Escrowed to Maturity
FGIC - Federal Guaranty Insurance Corporation
FSA - Federal Security Assurance
GO - General Obligation
MBIA - Municipal Bond Insurance Association
PSF-GTD - Public School Fund - Guaranteed
RB - Revenue Bond
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2006, and the date shown is the final
       maturity date, not the next reset or put date.

See Notes to Financial Statements.

                                                                              47

Allegiant Michigan Intermediate Municipal Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - 95.6%
Michigan - 94.2%
  Anchor Bay School District
    (GO) Series II (FGIC)
    6.125%, 05/01/11                                             $   350       $    386
  Byron Center Public School (GO) (MBIA)
    8.250%, 05/01/08                                               1,000          1,084
    8.250%, 05/01/09                                               1,380          1,548
  Central Michigan University (RB) (FGIC)
    5.000%, 10/01/18                                               1,000          1,021
  Chippewa Valley School District,
    Prerefunded 05/01/12 @ 100 (GO)
    5.500%, 05/01/16                                               1,000          1,089
  Detroit Downtown Development
    (GO) Series A (AMBAC)
    6.250%, 07/15/11                                               1,600          1,774
  Detroit School District, Prerefunded 05/01/09
    @ 101 (GO) Series B (FGIC)
    5.000%, 05/01/17                                               1,000          1,044
  Detroit Sewer Disposal System
    (RB) Series B (MBIA)
    6.000%, 07/01/09                                               1,000          1,065
    6.000%, 07/01/10                                               1,380          1,496
  Detroit Water Supply System
    (RB) (FGIC)
    6.500%, 07/01/15                                               1,000          1,175
  Detroit Water Supply System
    (RB) Series A (MBIA)
    6.000%, 07/01/13                                               1,000          1,123
  Detroit Water Supply System
    (RB) Series B (MBIA)
    5.550%, 07/01/12                                               2,000          2,177
  East Lansing Public Schools
    (GO) Series B (MBIA)
    5.000%, 05/01/20                                               1,750          1,832
  Forest Hills Public Schools (GO)
    5.000%, 05/01/12                                               1,000          1,058
  Goodrich Area School District
    (GO) Series A (FSA)
    5.750%, 05/01/12                                               1,020          1,123
  Grand Ledge Public School District
    (GO) (MBIA)
    5.450%, 05/01/11                                               1,250          1,346
  Grand Rapids Building Authority (RB)
    5.000%, 04/01/15                                               1,570          1,674
  Grand Rapids Community College (GO) (FSA)
    5.000%, 05/01/17                                               1,315          1,402
  Grand Rapids Sanitation & Sewer Systems
    (RB) Series A (FGIC)
    5.375%, 01/01/16                                               1,535          1,685
  Grand Valley State University, Prerefunded
    12/01/10 @ 100 (RB) (FGIC)
    5.750%, 12/01/14                                               1,405          1,524
  Greater Detroit Resource Recovery Authority
    (RB) Series B (AMBAC)
    6.250%, 12/13/08                                               1,500          1,591
  Hartland School District, Prerefunded 05/01/10
    @ 100 (GO) (FGIC)
    6.000%, 05/01/12                                               1,325          1,436
  Holt Public Schools, Prerefunded 05/01/10
    @ 100 (GO) Series A (FGIC)
    5.625%, 05/01/15                                               1,275          1,364

                                                                   Par          Value
                                                                  (000)         (000)
  Ingham County Building Authority
    (GO) (MBIA)
    5.000%, 07/01/16                                             $ 1,010       $  1,075
  Jenison Public Schools (GO) (FGIC)
    5.250%, 05/01/12                                               1,000          1,074
  Kalamazoo Hospital Finance Authority, Borgess
    Medical Center (RB) (ETM) Series A (FGIC)
    6.125%, 07/01/07                                               1,010          1,012
  Kalamazoo Public Library (GO) (MBIA)
    5.200%, 05/01/11                                               1,000          1,065
  Kent County Hospital Finance Authority,
    Butterworth Hospital Project (RB) Series A
    7.250%, 01/15/13                                               5,000          5,550
  Lake Orion Community School District
    (GO) (MBIA)
    5.000%, 05/01/20                                               1,000          1,055
  Lansing Building Authority (GO) (AMBAC)
    5.000%, 06/01/19                                               1,130          1,194
  Lansing Community College, College Building &
    Site (GO) (AMBAC)
    5.000%, 05/01/16                                               1,000          1,070
  Lincoln Consolidated School District (GO) (FSA)
    5.000%, 05/01/17                                               1,000          1,060
  Michigan Municipal Bond Authority, School Lane
    (RB) Series A
    5.250%, 06/01/12                                               1,570          1,685
  Michigan State Building Authority, Facilities
    Program (RB) Series II (AMBAC)
    5.000%, 10/15/15                                               2,350          2,515
  Michigan State Environmental Protection
    Program (GO)
    6.250%, 11/01/12                                               3,250          3,573
  Michigan State Hospital Finance Authority,
    Harper-Grace Hospitals (RB) (ETM)
    7.125%, 05/01/09                                                 430            455
  Michigan State Hospital Finance Authority,
    Henry Ford Health System (RB) (AMBAC)
    6.000%, 09/01/11                                                 500            550
    6.000%, 09/01/12                                               2,000          2,221
  Michigan State Hospital Finance Authority
    (RB) (ETM) Series P (MBIA)
    5.375%, 08/15/14                                                 285            303
  Michigan State Strategic Fund Limited
    Obligation, Detroit Edison Project
    (RB) Series AA (FGIC)
    6.950%, 05/01/11                                               2,000          2,277
  Michigan State Strategic Fund Limited
    Obligation, Detroit Edison Project
    (RB) Series BB (MBIA)
    7.000%, 07/15/08                                               3,000          3,196
  Michigan State Trunk Line (RB) Series A (MBIA)
    5.250%, 11/01/15                                               2,000          2,180
  Mona Shores School District (GO) (FGIC)
    6.750%, 05/01/09                                               2,075          2,243
  Northwestern Michigan College (GO) (AMBAC)
    5.000%, 04/01/18                                               1,035          1,093
  Oakland County Economic Development
    Authority, Cranbrook Community Project (RB)
    5.000%, 11/01/17                                               5,000          5,142
  Paw Paw Public School District (GO) (FGIC)
    6.500%, 05/01/09                                               1,000          1,074

48

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - continued
Michigan - continued
  Tecumseh Public Schools, Prerefunded 05/01/10
    @ 100 (GO)
    5.450%, 05/01/18                                              $1,165        $ 1,239
  Utica Community Schools, School Building and
    Site (GO)
    5.500%, 05/01/17                                                 500            545
  West Branch Rose City Area School District
    (GO) (FSA)
    5.000%, 05/01/19                                               1,030          1,081
  Western School District (GO) (MBIA)
    5.900%, 05/01/10                                               1,680          1,813

                                                                                =======
                                                                                 78,357
--------------------------------------------------------          ------        -------
Puerto Rico - 1.4%
  Commonwealth of Puerto Rico Infrastructure
    Financing Authority (RB) Series C (AMBAC)
    5.500%, 07/01/17                                               1,000          1,110
--------------------------------------------------------          ------        -------
Total Municipal Bonds
  (Cost $75,633)                                                                 79,467
--------------------------------------------------------------------            -------

                                                                 Number
                                                               of Shares
MONEY MARKET FUND - 0.1%
  JPMorgan Michigan Municipal Money Market
    Fund                                                          72,594             73
  (Cost $73)
---------------------------------------------------------                      --------

TOTAL INVESTMENTS - 95.7%
  (Cost $75,706)*                                                                79,540
---------------------------------------------------------                      --------

Other Assets & Liabilities - 4.3%

  Dividends Payable
    Class I                                                                        (205)
    Class A                                                                         (12)
    Class B                                                                          (1)
  Investment Advisory Fees Payable                                                  (28)
  12b-1 Fees Payable
    Class I                                                                         (10)
    Class A                                                                          (3)
  Administration Fees Payable                                                        (4)
  Trustees' Fees Payable                                                             (6)
  Other                                                                           3,882
------------------------------------                                           --------
Total Other Assets & Liabilities                                                  3,613
------------------------------------                                           --------

TOTAL NET ASSETS - 100.0%                                                      $ 83,153
------------------------------------------                                     --------

                                                                                 Value
                                                                                 (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                                 $78,925
Distributions in Excess of Net Investment Income                                   (217)
Undistributed Net Realized Gain on Investments                                      611
Net Unrealized Appreciation on Investments                                        3,834
---------------------------------------------------                             -------
Total Net Assets                                                                $83,153
---------------------------------------------------                             -------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($64,057,694 / 6,173,805
  outstanding shares of beneficial interest)                                    $ 10.38
---------------------------------------------------                             -------
Net Asset Value and Redemption Price Per
  Share - Class A ($18,193,414 / 1,754,569
  outstanding shares of beneficial interest)                                    $ 10.37
---------------------------------------------------                             -------
Maximum Offering Price Per Share - Class A
  ($10.37 / 97.00%)                                                             $ 10.69
---------------------------------------------------                             -------
Net Asset Value and Offering Price Per
  Share - Class B ($730,132 / 70,309 outstanding
  shares of beneficial interest)                                                $ 10.38
---------------------------------------------------                             -------
Net Asset Value and Offering Price Per
  Share - Class C ($171,669 / 16,522 outstanding
  shares of beneficial interest)                                                $ 10.39
---------------------------------------------------                             -------

* Aggregate cost for Federal income tax purposes is (000) $75,523.

       Gross unrealized appreciation (000)      $4,215
       Gross unrealized depreciation (000)        (198)
                                                ------
       Net unrealized appreciation (000)        $4,017
                                                ======

AMBAC - American Municipal Bond Assurance
Corporation
ETM - Escrowed to Maturity
FGIC - Federal Guaranty Insurance Corporation
FSA - Federal Security Assurance
GO - General Obligation
MBIA - Municipal Bond Insurance Association
RB - Revenue Bond

See Notes to Financial Statements.

                                                                              49

Allegiant Ohio Intermediate Tax Exempt Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - 98.7%
Ohio - 97.3%
  Akron (GO) (ETM)
    6.000%, 12/01/12                                             $ 1,000       $  1,088
  Akron Economic Development (RB) (MBIA)
    6.000%, 12/01/12                                                 935          1,045
    5.750%, 12/01/09                                               1,680          1,762
  Akron Sewer System (RB) (AMBAC)
    5.000%, 12/01/16                                               1,500          1,610
  Akron Sewer System, Prerefunded 12/01/06
    @ 101 (RB) (MBIA)
    5.650%, 12/01/08                                                 560            571
  Ashland City School District, Elementary Schools
    Facilities Project (COP) (AMBAC)
    5.100%, 12/01/09                                                 245            256
    5.000%, 12/01/08                                                 250            258
  Belle Fontaine City School District, Prerefunded
    12/01/09 @ 101 (GO) (MBIA)
    5.750%, 12/01/18                                                 505            544
  Bowling Green State University, Prerefunded
    06/01/10 @ 101 (RB) (FGIC)
    5.750%, 06/01/12                                               1,000          1,085
    5.750%, 06/01/14                                               1,040          1,128
  Brecksville-Broadview Heights City School
    District (GO) (FGIC)
    6.500%, 12/01/16                                               1,750          1,809
  Centerville Capital Facilities (GO) (MBIA)
    5.650%, 12/01/18                                                  45             46
  Centerville City School District (GO) (FGIC)
    5.500%, 12/01/07                                                 500            510
  Chesapeake-Union Exempted Village School
    District, Prerefunded 12/01/09 @ 102
      (GO) (AMBAC)
    6.250%, 12/01/22                                               1,000          1,102
  Cincinnati City School District, Prerefunded
    12/01/11 @ 100 (GO) (MBIA)
    5.375%, 12/01/16                                               1,000          1,079
  Cincinnati Water System (RB)
    5.500%, 12/01/10                                               2,000          2,148
    5.000%, 12/01/16                                               1,200          1,266
  Clermont County Water Works, Sewer District
    Project (RB) (AMBAC)
    5.250%, 08/01/15                                               2,830          3,050
  Cleveland, Prerefunded 12/01/10 @ 101
      (GO) (FGIC)
    5.250%, 12/01/17                                               1,355          1,454
  Cleveland Waterworks (RB) Series N (MBIA)
    5.000%, 01/01/18                                               2,190          2,323
  Cleveland Waterworks, Refunding &
    Improvement Project, Prerefunded
    01/01/06 @ 102 (RB) Series H (MBIA)
    5.625%, 01/01/13                                                  35             36
  Columbus (GO) Series C
    5.000%, 07/15/14                                               1,270          1,359
  Columbus, Prerefunded 06/15/08 @ 101
    (GO) Series 2
    5.000%, 06/15/16                                               1,000          1,036
  Cuyahoga County (GO)
    5.650%, 05/15/18                                                 600            675
  Cuyahoga County Economic Development
    Authority (RB) (LOC - Key Bank)
    2.750%, 12/01/29                                               1,000            994

                                                                   Par          Value
                                                                  (000)         (000)
  Cuyahoga County Hospital Facilities Authority,
    University Hospital Systems Health Project
    (RB) Series A (MBIA)
    5.250%, 01/15/08                                             $ 2,000       $  2,044
  Delaware County, Prerefunded 12/01/10 @ 101
      (GO)
    6.000%, 12/01/13                                                 575            635
  Erie County Garbage & Refuse Landfill
    Improvement (GO) (FSA)
    5.500%, 12/01/20                                               1,305          1,432
  Fairfield City School District Improvement
      (GO) (FGIC)
    5.500%, 12/01/15                                               1,000          1,074
  Forest Hills Local School District (GO) (MBIA)
    6.000%, 12/01/08                                               1,210          1,275
    6.000%, 12/01/09                                                 830            891
  Franklin County (GO)
    5.000%, 12/01/15                                               1,875          2,011
    5.000%, 12/01/16                                               1,000          1,070
  Franklin County Hospital Facilities Authority,
    Children's Hospital Project (RB) Series A
    6.000%, 11/01/06                                               1,035          1,043
  Greater Cleveland Regional Transportation
    Authority, Prerefunded 12/01/11 @ 100
    (GO) Series A (MBIA)
    5.000%, 12/01/18                                                 570            604
    5.000%, 12/01/19                                                 495            525
  Greene County Sewer System (RB) (AMBAC)
    5.000%, 12/01/16                                               1,500          1,602
  Groveport-Madison Local School District (GO)
    2.200%, 12/01/06                                               1,008            994
  Hamilton City School District (GO) (MBIA)
    5.000%, 12/01/18                                               2,100          2,221
  Hamilton City School District (GO) Series A
    6.150%, 12/01/13                                               1,000          1,138
  Hamilton County Sewer System (RB) Series A
    (MBIA)
    5.000%, 12/01/17                                               1,500          1,591
  Hamilton County Sewer System, Metropolitan
    Sewer District (RB) Series B (MBIA)
    5.000%, 12/01/17                                               1,325          1,409
  Hilliard (GO) (MBIA)
    5.000%, 12/01/21                                               1,000          1,052
  Indian Hill Exempted Village School District,
    Prerefunded 12/01/11 @ 100 (GO)
    5.500%, 12/01/16                                               1,300          1,411
  Lakota Local School District (GO) (FGIC)
    5.500%, 12/01/15                                                 500            555
    5.500%, 12/01/16                                               1,380          1,540
    5.000%, 12/01/12                                               1,000          1,042
  Lebanon City School District, Prerefunded
    12/01/11 @ 100 (GO) (FSA)
    5.500%, 12/01/16                                               2,000          2,170
  Licking County Joint Vocational School District
      (GO) (MBIA)
    5.375%, 12/01/17                                               1,670          1,803
  Lima City School District, Prerefunded 12/01/10
    @ 102 (GO) (AMBAC)
    5.500%, 12/01/22                                               1,000          1,092

50

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - continued
Ohio - continued
  Mad River Local School District (GO) (FGIC)
    5.750%, 12/01/14                                             $ 1,060       $  1,189
    5.750%, 12/01/19                                               1,020          1,131
  Mansfield City School District (GO)
    6.250%, 12/01/07                                               1,000          1,038
    6.250%, 12/01/09                                               1,000          1,081
  Miami University General Receipts (RB)
    (AMBAC)
    5.500%, 12/01/13                                               2,125          2,335
    5.000%, 09/01/15                                               1,695          1,815
  Middletown (GO) (FGIC)
    5.750%, 12/01/12                                                 650            697
    5.750%, 12/01/13                                                 640            687
  Montgomery County (GO)
    5.500%, 12/01/20                                               1,515          1,617
    5.375%, 12/01/16                                               1,250          1,344
  Montgomery County Solid Waste Authority
    (RB) (MBIA)
    5.350%, 11/01/10                                                 900            915
    5.300%, 11/01/07                                               1,000          1,017
    5.125%, 11/01/08                                                 500            508
  Montgomery County Water Authority, Greater
    Moraine, Beavercreek Project (RB) (AMBAC)
    5.250%, 11/15/06                                                 500            504
  North Canton City School District
    (GO) (AMBAC)
    5.750%, 12/01/06                                                 250            253
  North Royalton City School District
    (GO) (MBIA)
    6.625%, 12/01/06                                                 975            989
  Oak Hills Local School District (GO) (MBIA)
    5.650%, 12/01/07                                                 350            360
  Ohio Building Authority, Arts Facility Project
    (RB) Series A
    5.500%, 04/01/16                                               1,000          1,066
  Ohio Capital Corporation for Housing & Urban
    Development (RB) Series D (FHA)
    5.350%, 02/01/09                                                 650            667
  Ohio Common School Capital Facility
    (GO) Series B
    5.500%, 09/15/13                                               2,640          2,898
  Ohio Conservation Projects (GO) Series A
    5.250%, 09/01/16                                               1,600          1,691
  Ohio Department of Administrative Services
    Office Project (COP) (AMBAC)
    5.000%, 12/15/12                                                 500            520
  Ohio Housing Finance Agency, Single-Family
    Housing Mortgage (RB) Series A
    6.375%, 04/01/17                                                   5              5
  Ohio Infrastructure Improvement, Prerefunded
    02/01/10 @ 101 (GO) Series A
    5.750%, 02/01/12                                               1,000          1,077
  Ohio State Building Authority, Administration
    Building Fund Project (RB) Series A (FSA)
    5.000%, 04/01/12                                               1,145          1,214
  Ohio State Higher Education (GO) Series A
    5.375%, 08/01/18                                               1,000          1,071
  Ohio State Higher Education (GO) Series B
    5.250%, 11/01/12                                               1,000          1,078

                                                                    Par          Value
                                                                   (000)         (000)
  Ohio State Higher Educational Capital Facilities,
    Prerefunded 05/01/10 @ 100 (GO) Series B
    5.750%, 05/01/11                                             $ 2,820       $  3,025
  Ohio State Higher Educational Facilities
    Commission, Case Western Reserve University
    Project (RB) Series A (VRDN)
    3.200%, 10/01/31                                               1,500          1,500
  Ohio State Higher Educational Facilities
    Commission, Case Western Reserve University
    Project (RB) Series C
    5.000%, 10/01/10                                                 905            930
  Ohio State Higher Educational Facilities
    Commission, Kenyon College Project
    (RB) (VRDN)
    5.050%, 07/01/37                                               1,500          1,574
  Ohio State Higher Educational Facilities
    Commission, Oberlin College Project (RB)
    5.250%, 10/01/14                                               1,045          1,135
  Ohio State Higher Educational Facilities
    Commission, University of Dayton
    (RB) (AMBAC)
    5.500%, 12/01/11                                               2,500          2,718
  Ohio State Higher Educational Facilities
    Commission, Wittenberg University Project
    (RB)
    5.500%, 12/01/18                                               1,870          1,969
  Ohio State University General Receipts,
    Prerefunded 12/01/09 @ 101 (RB) Series A
    5.750%, 12/01/13                                                 615            661
  Ohio State Water & Pollution Control
    Development Authority, Water Quality Loan
    Funding Project, Prerefunded 12/01/07 @ 101
    (RB) (MBIA)
    5.000%, 12/01/14                                                  40             41
  Ohio State Water Development Authority,
    Drinking Water Assistance Fund (RB) Series B
    5.000%, 06/01/15                                               1,345          1,443
    5.000%, 12/01/15                                               1,260          1,350
  Ohio State Water Development Authority, Fresh
    Water Project (RB) (ETM) (AMBAC)
    5.600%, 06/01/07                                               1,500          1,532
  Ohio State Water Development Authority, Fresh
    Water Project (RB) Series B (FSA)
    5.500%, 12/01/20                                               1,835          2,069
  Ohio State Water Development Authority, Pure
    Water Project (RB) (ETM) Series I (AMBAC)
    7.250%, 12/01/08                                                 205            214
  Ohio Turnpike Commission Authority
    (RB) Series A (FGIC)
    5.500%, 02/15/17                                               2,000          2,226
    5.500%, 02/15/18                                               1,000          1,117
  Ohio Turnpike Commission Authority
    (RB) Series B (FSA)
    5.500%, 02/15/13                                               1,000          1,093
  Olentangy Local School District (GO) (FSA)
    5.500%, 12/01/19                                               1,245          1,342
  Ottawa County (GO) (MBIA)
    5.400%, 09/01/11                                                 500            527
  Parma City School District (GO)
    5.550%, 12/01/06                                                 305            307

                                                                              51

Allegiant Ohio Intermediate Tax Exempt Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                  Par          Value
                                                                 (000)         (000)
MUNICIPAL BONDS - continued
Ohio - continued
  Perrysburg Exempted Village School District
    (GO) Series B (FSA)
    5.750%, 12/01/12                                             $ 1,225       $  1,356
  Princeton City School District (GO) (MBIA)
    5.250%, 12/01/17                                               2,025          2,177
  Richland County (GO) (AMBAC)
    5.200%, 12/01/08                                                 465            473
  Sharonville (GO) (FGIC)
    5.250%, 06/01/13                                               1,000          1,080
  Southwest Licking Local School District
    (GO) (FGIC)
    5.750%, 12/01/15                                                 550            621
    5.750%, 12/01/16                                                 400            455
  Springboro Sewer System (RB) (MBIA)
    5.700%, 06/01/18                                               1,260          1,299
  Stow City School District (GO)
    9.125%, 12/01/06                                                 580            595
  Strongsville City School District (GO) (MBIA)
    5.200%, 12/01/09                                                 670            703
    5.150%, 12/01/08                                               1,000          1,035
  Summit County (GO) (FGIC)
    6.000%, 12/01/09                                                 790            847
  Summit County, Prerefunded 12/01/10 @ 101
    (GO) (FGIC)
    6.250%, 12/01/11                                               1,235          1,376
  Teays Valley Local School District, Facilities
    Construction & Improvement (GO) (MBIA)
    5.375%, 12/01/20                                               1,000          1,070
  Teays Valley Local School District, Prerefunded
    12/01/10 @ 100 (GO) (MBIA)
    5.000%, 12/01/19                                               1,070          1,130
  Troy City School District (GO) (FSA)
    5.000%, 12/01/18                                               1,065          1,124
  University of Cincinnati General Receipts
    (RB) Series D (AMBAC)
    5.000%, 06/01/16                                               2,000          2,130
  University of Cincinnati General Receipts
    (RB) Series T
    5.500%, 06/01/11                                               1,110          1,193
  Upper Arlington City School District (GO)(FSA)
    5.000%, 12/01/15                                               2,000          2,139
  Valley View Village Street Improvement
    (GO) (AMBAC)
    5.550%, 12/01/20                                                 450            483
  Vandalia, Prerefunded 12/01/06 @ 101 (GO)
    5.350%, 12/01/09                                                 505            514
  Warrensville Height City School District
    (GO) (FGIC)
    5.625%, 12/01/20                                               1,400          1,505
  Washington County Hospital Facility Authority,
    Marietta Area Health Care Project (RB) (FSA)
    5.375%, 09/01/18                                               1,500          1,575
  West Chester Township (GO) (AMBAC)
    5.750%, 12/01/15                                               2,145          2,423
  West Geauga Local School District
    (GO) (AMBAC)
    8.250%, 11/01/12                                                 710            880
  Westerville (GO)
    5.250%, 12/01/12                                               1,205          1,273

                                                                   Par          Value
                                                                  (000)         (000)
  Wyoming City School District
    (GO) Series B (FGIC)
    5.750%, 12/01/13                                             $   135       $    151
    5.750%, 12/01/14                                                 690            774
    5.750%, 12/01/15                                                 740            836
    5.750%, 12/01/16                                                 800            909
    5.750%, 12/01/17                                                 400            457

                                                                               ========
                                                                                148,581
------------------------------------------------------------     -------       --------
Puerto Rico - 1.4%
  Commonwealth of Puerto Rico (GO) (MBIA)
    6.250%, 07/01/10                                               2,000          2,186
------------------------------------------------------------     -------       --------
Total Municipal Bonds
  (Cost $147,791)                                                               150,767
------------------------------------------------------------------------       --------

                                                                 Number
                                                               of Shares
AFFILIATED MONEY MARKET FUND - 0.3%
  Allegiant Ohio Municipal Money Market
    Fund, Class I(+)                                             480,770            481
  (Cost $481)
------------------------------------------------------------     -------       --------

TOTAL INVESTMENTS - 99.0%
  (Cost $148,272)*                                                              151,248
------------------------------------------                                     --------

Other Assets & Liabilities - 1.0%

  Dividends Payable
    Class I                                                                        (431)
    Class A                                                                          (6)
    Class B                                                                          (1)
    Class C                                                                          (1)
  Investment Advisory Fees Payable                                                  (52)
  12b-1 Fees Payable
    Class I                                                                         (19)
    Class A                                                                          (2)
  Administration Fees Payable                                                        (8)
  Trustees' Fees Payable                                                            (10)
  Payable for Investments Purchased                                              (1,089)
  Payable for Shares of Beneficial Interest Redeemed                               (490)
  Other                                                                           3,654
------------------------------------------------------                         --------
Total Other Assets & Liabilities                                                  1,545
------------------------------------------------------                         --------

TOTAL NET ASSETS - 100.0%                                                      $152,793
------------------------------------------                                     --------

52

                                                                                Value
                                                                                (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                                $151,176
Distributions in Excess of Net Investment Income                                    (64)
Accumulated Net Realized Loss on Investments                                     (1,295)
Net Unrealized Appreciation on Investments                                        2,976
---------------------------------------------------                            --------
Total Net Assets                                                               $152,793
---------------------------------------------------                            --------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($140,658,178 / 12,854,057
  outstanding shares of beneficial interest)                                   $  10.94
---------------------------------------------------                            --------
Net Asset Value and Redemption Price Per
  Share - Class A ($10,509,340 / 963,687
  outstanding shares of beneficial interest)                                   $  10.91
---------------------------------------------------                            --------
Maximum Offering Price Per Share - Class A
  ($10.91 / 97.00%)                                                            $  11.25
---------------------------------------------------                            --------
Net Asset Value and Offering Price Per
  Share - Class B ($980,032 / 90,047 outstanding
  shares of beneficial interest)                                               $  10.88
---------------------------------------------------                            --------
Net Asset Value and Offering Price Per
  Share - Class C ($645,007 / 59,225 outstanding
  shares of beneficial interest)                                               $  10.89
---------------------------------------------------                            --------

* Aggregate cost for Federal income tax purposes is (000) $148,266.

       Gross unrealized appreciation (000)      $3,498
       Gross unrealized depreciation (000)        (516)
                                                ------
       Net unrealized appreciation (000)        $2,982
                                                ======

(+) See Note 3 in Notes to Financial Statements.

AMBAC - American Municipal Bond Assurance Corporation
COP - Certificate of Participation
ETM - Escrowed to Maturity
FGIC - Federal Guaranty Insurance Corporation
FHA - Federal Housing Authority
FSA - Federal Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
RB - Revenue Bond
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2006, and the date shown is the final
       maturity date, not the next reset or put date.

See Notes to Financial Statements.

                                                                              53

Allegiant Pennsylvania Intermediate Municipal Bond Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - 95.2%
Pennsylvania - 90.3%
  Allegheny County Higher Education Authority,
    Duquesne University Project (RB) (AMBAC)
    6.500%, 03/01/10                                             $   380       $    416
  Allegheny County Higher Education Authority,
    Duquesne University Project (RB) (ETM)
    Series A (AMBAC)
    5.000%, 04/01/19                                                 500            521
  Allegheny County Port Authority, Prerefunded
    03/01/09 @ 101 (RB) (MBIA)
    6.250%, 03/01/17                                                 685            737
  Allegheny County Sewer Sanitation Authority
    (RB) (MBIA)
    5.750%, 12/01/09                                                 225            240
  Blair County (GO) Series A (AMBAC)
    5.375%, 08/01/13                                                 270            294
    5.000%, 08/01/12                                                 500            532
  Blair County Hospital Authority, Altoona
    Hospital Project (RB) Series A (AMBAC)
    5.250%, 07/01/09                                                 500            520
  Bradford County School District (GO) (FGIC)
    5.250%, 10/01/07                                                 700            701
  Central Dauphin School District (GO) (FSA)
    5.000%, 12/01/20                                               1,000          1,046
  Chester County, Prerefunded 06/15/08 @ 100
    (GO)
    5.100%, 06/15/18                                               1,000          1,028
  Danville Area School District (GO) (FGIC)
    5.000%, 05/15/11                                                 545            576
  Delaware County (GO)
    5.125%, 11/15/16                                                 425            434
  Delaware River Port Authority, Pennsylvania &
    New Jersey Bridges Project (RB) (FSA)
    5.500%, 01/01/10                                                 500            531
  Erie County (GO) Series B (FGIC)
    5.000%, 09/01/21                                                 920            966
  Fairview School District (GO) (FGIC)
    6.000%, 02/15/07                                                 315            320
  Garnet Valley School District (GO) (FGIC)
    5.375%, 04/01/13                                                 500            538
  Geisinger Authority, Geisinger Health Systems
    (RB) Series B (VRDN)
    3.560%, 08/01/22                                               1,000          1,000
  Gettysburg College Municipal Authority
    (RB) (MBIA)
    5.375%, 08/15/13                                               1,000          1,090
  Hempfield Township Municipal Authority,
    Westmoreland County (RB) (FSA)
    5.000%, 09/01/16                                               1,550          1,653
  Montgomery County Higher Education & Health
    Authority, Foulkeways at Gwynedd Project
    (RB)
    6.000%, 11/15/07                                                 105            105
    5.900%, 11/15/06                                                 190            190
  Moon Area School District (GO) Series A (FGIC)
    5.202%, 11/15/11 (A)                                           1,070            855
  North Hills School District (GO) (FSA)
    5.000%, 12/15/19                                               1,055          1,115
  North Huntingdon Township (RB) (AMBAC)
    5.500%, 04/01/15                                               1,025          1,091

                                                                   Par          Value
                                                                  (000)         (000)
  North Wales Water Authority (RB) (FGIC)
    5.000%, 11/01/13                                             $   400       $    408
  Northampton County (GO)
    5.125%, 08/15/17                                                 255            264
  Northampton County General Purpose Authority
    (RB)
    5.250%, 10/01/15                                               1,000          1,092
  Northampton County, Prerefunded 08/15/09
    @ 100 (GO)
    5.125%, 08/15/17                                                 480            501
  Oxford Area School District, Prerefunded
    02/15/12 @ 100 (GO) Series A (FGIC)
    5.500%, 02/15/13                                                 690            750
  Parkland School District (GO) (FGIC)
    5.375%, 09/01/14                                               1,000          1,095
  Pennsylvania Convention Center Authority
    (RB) (ETM) Series A (FGIC)
    6.000%, 09/01/19                                               2,000          2,340
  Pennsylvania State, Prerefunded 08/01/08 @ 101
    (GO) Second Series
    5.000%, 08/01/15                                               1,000          1,037
  Pennsylvania State Higher Educational Facilities
    Authority, La Salle University Project
    (RB) (MBIA)
    5.625%, 05/01/17                                                 500            506
  Pennsylvania State Industrial Development
    Authority, Economic Development Project
    (RB) (AMBAC)
    5.800%, 07/01/09                                                 700            743
  Pennsylvania State Intergovernmental Cooperative
    Authority, Special Tax, City of Philadelphia
    Funding Program (RB) (FGIC)
    5.250%, 06/15/17                                                 500            520
  Pennsylvania State Turnpike Commission
    (RB) Series A (FSA)
    5.000%, 07/15/12                                               1,000          1,063
    5.000%, 07/15/15                                                 915            979
  Pennsylvania State University (RB)
    5.250%, 08/15/11                                                 475            509
    5.250%, 08/15/13                                               1,000          1,083
    5.000%, 03/01/13                                               1,000          1,063
  Pennsylvania State University
    (RB) Series A (VRDN)
    3.460%, 04/01/31                                               1,000          1,000
  Perkiomen Valley School District (GO) (FSA)
    5.000%, 02/01/17                                                 100            102
  Philadelphia Hospital Authority, Graduate
    Hospital Project (RB) (ETM)
    7.000%, 07/01/10                                                 205            217
  Philadelphia Parking Authority (RB) (AMBAC)
    5.125%, 02/01/09                                                 250            259
  Philadelphia Redevelopment Authority,
    Neighborhood Tranformation Project
    (RB) Series A (FGIC)
    5.000%, 04/15/09                                                 320            331
  Philadelphia Water & Waste Water Authority
    (RB) (MBIA)
    6.250%, 08/01/08                                                 500            526
    6.250%, 08/01/11                                                 200            223

54

                                                                   Par          Value
                                                                  (000)         (000)
MUNICIPAL BONDS - continued
Pennsylvania - continued
  Pittsburgh Area School District
    (GO) Series A (FSA)
    5.250%, 09/01/12                                              $2,000        $ 2,156
  Pittsburgh Public Parking Authority
    (RB) (ETM) (AMBAC)
    6.000%, 12/01/09                                                 945          1,017
  Pittsburgh Water & Sewer Authority
    (RB) (AMBAC)
    5.000%, 12/01/14                                                 185            195
  Pittsburgh Water & Sewer Authority
    (RB) Series A (FGIC)
    5.000%, 09/01/18                                                 570            583
  Southeastern Transportation Authority
    (RB) Series A (FGIC)
    5.250%, 03/01/17                                               1,070          1,116
  State Public School Building Authority, Delaware
    County Community College Project,
    Prerefunded 10/01/10 @ 100 (RB) (MBIA)
    5.750%, 10/01/16                                                 150            161
  Tredyffrin-Easttown School District (GO)
    5.000%, 02/15/15                                                 500            535
  Washington County Lease Authority, Special
    Sub-Series (RB) (ETM)
    7.875%, 12/15/18                                               1,000          1,348
  West Whiteland Municipal Sewer Authority
    (RB) (ETM)
    6.400%, 09/15/13                                                 240            266
  York County (GO) (MBIA)
    5.000%, 06/01/17                                               1,000          1,064
  York County School of Technology (RB) (FGIC)
    5.000%, 02/15/11                                               1,000          1,055

                                                                                =======
                                                                                 42,606
-------------------------------------------------------------     ------        -------
Puerto Rico - 4.9%
  Commonwealth of Puerto Rico (GO) (MBIA)
    6.250%, 07/01/12                                                 500            563
  Commonwealth of Puerto Rico
    (GO) Series A (FSA)
    5.500%, 07/01/17                                               1,500          1,666
  Puerto Rico Housing Finance Authority, Multi-
    Family Housing Mortgage Project (RB) (FHA)
    7.400%, 04/01/07                                                  50             50
    7.300%, 10/01/06                                                  40             40

                                                                               ========
                                                                                  2,319
-------------------------------------------------------------    ------        --------
Total Municipal Bonds
  (Cost $43,876)                                                                 44,925
-------------------------------------------------------------------------      --------

                                                                 Number
                                                               of Shares
AFFILIATED MONEY MARKET FUND - 3.7%
  Allegiant Pennsylvania Tax-Exempt Money
    Market Fund, Class I(+)                                    1,735,092          1,735
  (Cost $1,735)
-------------------------------------------------------------                  --------

TOTAL INVESTMENTS - 98.9%
  (Cost $45,611)*                                                                46,660
------------------------------------------                                     --------

                                                                                 Value
                                                                                 (000)
Other Assets & Liabilities - 1.1%

  Dividends Payable
    Class I                                                                    $   (131)
    Class A                                                                          (2)
    Class C                                                                          (1)
  Investment Advisory Fees Payable                                                  (16)
  12b-1 Fees Payable
    Class I                                                                          (6)
  Administration Fees Payable                                                        (2)
  Trustees' Fees Payable                                                             (3)
  Payable for Shares of Beneficial Interest Redeemed                                (30)
  Other                                                                             690
------------------------------------------------------                         --------
Total Other Assets & Liabilities                                                    499
------------------------------------------------------                         --------

TOTAL NET ASSETS - 100.0%                                                      $ 47,159
------------------------------------------                                     --------

Net Assets:
Shares of Beneficial Interest (Unlimited
  Authorization - No Par Value)                                                 $46,080
Distributions in Excess of Net Investment Income                                    (69)
Undistributed Net Realized Gain on Investments                                       99
Net Unrealized Appreciation on Investments                                        1,049
---------------------------------------------------                             -------
Total Net Assets                                                                $47,159
---------------------------------------------------                             -------
Net Asset Value, Offering and Redemption Price Per
  Share - Class I ($44,426,922 / 4,319,642
  outstanding shares of beneficial interest)                                    $ 10.28
---------------------------------------------------                             -------
Net Asset Value and Redemption Price Per
  Share - Class A ($1,941,146 / 188,396
  outstanding shares of beneficial interest)                                    $ 10.30
---------------------------------------------------                             -------
Maximum Offering Price Per Share - Class A
  ($10.30 / 97.00%)                                                             $ 10.62
---------------------------------------------------                             -------
Net Asset Value and Offering Price Per
  Share - Class C ($790,452 / 76,770 outstanding
  shares of beneficial interest)                                                $ 10.30
---------------------------------------------------                             -------

* Aggregate cost for Federal income tax purposes is (000) $45,575.

       Gross unrealized appreciation (000)      $1,257
       Gross unrealized depreciation (000)        (172)
                                                ------
       Net unrealized appreciation (000)        $1,085
                                                ======

(+) See Note 3 in Notes to Financial Statements.
(A) Zero Coupon Bond -  the rate shown is the effective yield at purchase date.

AMBAC - American Municipal Bond Assurance Corporation
ETM - Escrowed to Maturity
FGIC - Federal Guaranty Insurance Corporation
FHA - Federal Housing Authority
FSA - Federal Security Assurance
GO - General Obligation
MBIA - Municipal Bond Insurance Association
RB - Revenue Bond
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2006, and the date shown is the final
       maturity date, not the next reset or put date.

See Notes to Financial Statements.

                                                                              55

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                   Allegiant Fixed Income Funds
                                                  STATEMENTS OF OPERATIONS (000)
                                                       Year Ended May 31, 2006

                                                                                         Government
                                                                            Bond          Mortgage     Intermediate
                                                                            Fund            Fund        Bond Fund
Investment Income:
Interest                                                                 $  18,489       $  14,077        $  20,265
Income from affiliate(1)                                                       213             247              240
Security lending income                                                        205              31              315
--------------------------------------------------------------------     ---------       ---------        ---------
Total Investment Income                                                     18,907          14,355           20,820
--------------------------------------------------------------------     ---------       ---------        ---------
Expenses:
Investment advisory fees                                                     2,093           1,480            2,501
Administration fees                                                            228             162              273
12b-1 fees:
 Class I                                                                       194             128              231
 Class A                                                                         5              10                7
 Class B                                                                         6              32               44
 Class C                                                                         2              16                3
Shareholder services fees:
 Class A                                                                        23              47               31
 Class B                                                                         2              11               15
 Class C                                                                         1               5                1
Transfer agent fees                                                            108              83              143
Custodian fees                                                                  28              24               30
Professional fees                                                               44              41               47
Pricing service fees                                                            16              95               15
Printing and shareholder reports                                                21              16               23
Registration and filing fees                                                    40              45               48
Trustees' fees                                                                  23              21               27
Miscellaneous                                                                   16              14               18
--------------------------------------------------------------------     ---------       ---------        ---------
Total Expenses                                                               2,850           2,230            3,457
--------------------------------------------------------------------     ---------       ---------        ---------
Less:
 Waiver of investment advisory fees                                           (253)           (405)            (683)
--------------------------------------------------------------------     ---------       ---------        ---------
Net Expenses                                                                 2,597           1,825            2,774
--------------------------------------------------------------------     ---------       ---------        ---------
Net Investment Income                                                       16,310          12,530           18,046
--------------------------------------------------------------------     ---------       ---------        ---------
Realized and Unrealized Loss on Investments:
Net realized loss on investments sold                                       (5,452)         (4,735)          (8,088)
Net realized loss on swap agreements                                        (1,015)              -           (1,240)
Net change in unrealized appreciation (depreciation) on investments
 and swap agreements                                                       (12,716)         (7,636)          (9,578)
--------------------------------------------------------------------     ---------       ---------        ---------
Net Loss on Investments                                                    (19,183)        (12,371)         (18,906)
--------------------------------------------------------------------     ---------       ---------        ---------
Net Increase (Decrease) in Net Assets Resulting from Operations          $  (2,873)      $     159        $    (860)
====================================================================     =========       =========        =========

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                                              57

Allegiant Fixed Income Funds
STATEMENTS OF OPERATIONS (000)
Year Ended May 31, 2006

                                                                         Limited       Total Return
                                                                        Maturity         Advantage      Ultra Short
                                                                        Bond Fund          Fund         Bond Fund
Investment Income:
Interest                                                                $  7,399        $ 15,198          $ 5,120
Income from affiliate(1)                                                     120             259               92
Security lending income                                                       59             229               52
 Less: foreign taxes withheld                                                  -              (2)               -
--------------------------------------------------------------------    --------        --------          -------
Total Investment Income                                                    7,578          15,684            5,264
--------------------------------------------------------------------    --------        --------          -------
Expenses:
Investment advisory fees                                                     895           1,789              550
Administration fees                                                          119             195               83
12b-1 fees:
 Class I                                                                     101             167               38
 Class A                                                                       3               2                -
 Class B                                                                       8               9                -
 Class C                                                                       5               2                -
 Class R                                                                       -               1                -
Shareholder services fees:
 Class A                                                                      14              12                4
 Class B                                                                       3               3                -
 Class C                                                                       2               1                -
Transfer agent fees                                                           55             195               39
Custodian fees                                                                15              23               12
Professional fees                                                             25              38               15
Pricing service fees                                                          15              13               11
Printing and shareholder reports                                              10              18                4
Registration and filing fees                                                  44              42               12
Trustees' fees                                                                11              21                8
Miscellaneous                                                                 12              14                5
--------------------------------------------------------------------    --------        --------          -------
Total Expenses                                                             1,337           2,545              781
--------------------------------------------------------------------    --------        --------          -------
Less:
 Waiver of investment advisory fees                                         (199)           (489)            (276)
--------------------------------------------------------------------    --------        --------          -------
Net Expenses                                                               1,138           2,056              505
--------------------------------------------------------------------    --------        --------          -------
Net Investment Income                                                      6,440          13,628            4,759
--------------------------------------------------------------------    --------        --------          -------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold                                     (2,423)         (2,819)          (1,044)
Net realized loss on futures                                                   -            (121)               -
Net realized gain on foreign currency transactions                             -             238                -
Net realized loss on swap agreements                                           -            (798)               -
Net change in unrealized appreciation (depreciation) on investments
 and swap agreements                                                        (162)        (13,354)              (8)
Net change in unrealized appreciation (depreciation) on foreign
 currency translation                                                          -             (33)               -
--------------------------------------------------------------------    --------        --------         --------
Net Loss on Investments                                                   (2,585)        (16,887)          (1,052)
--------------------------------------------------------------------    --------        --------         --------
Net Increase (Decrease) in Net Assets Resulting from Operations         $  3,855        $ (3,259)         $ 3,707
====================================================================    ========        ========         ========

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

58

                                                  Allegiant Tax Free Bond Funds
                                                  STATEMENTS OF OPERATIONS (000)
                                                        Year Ended May 31, 2006

                                                                         Michigan               Ohio          Pennsylvania
                                                  Intermediate        Intermediate        Intermediate        Intermediate
                                                   Tax Exempt           Municipal          Tax Exempt           Municipal
                                                   Bond Fund            Bond Fund           Bond Fund           Bond Fund
Investment Income:
Interest                                           $  5,752             $  4,531            $  6,743            $  2,046
Income from affiliate(1)                                 28                   19                  33                  16
------------------------------------------         --------             --------            --------            --------
Total Investment Income                               5,780                4,550               6,776               2,062
------------------------------------------         --------             --------            --------            --------
Expenses:
Investment advisory fees                                706                  497                 859                 269
Administration fees                                      77                   54                  94                  29
12b-1 fees:
 Class I                                                 64                   39                  75                  24
 Class A                                                  4                    8                   6                   1
 Class B                                                  4                    7                   8                   -
 Class C                                                  -                    2                   5                   6
Shareholder services fees:
 Class A                                                 18                   39                  30                   4
 Class B                                                  1                    2                   3                   -
 Class C                                                  -                    1                   2                   2
Transfer agent fees                                      35                   28                  43                  13
Custodian fees                                           11                    9                  13                   7
Professional fees                                        18                   15                  29                  10
Pricing service fees                                     15                    8                  21                  11
Printing and shareholder reports                          7                    4                   8                   3
Registration and filing fees                             31                   14                  11                   7
Trustees' fees                                            7                    5                   9                   3
Miscellaneous                                             7                    6                   8                   2
------------------------------------------         --------             --------            --------            --------
Total Expenses                                        1,005                  738               1,224                 391
------------------------------------------         --------             --------            --------            --------
Less:
 Waiver of investment advisory fees                    (193)                (136)               (235)                (74)
------------------------------------------         --------             --------            --------            --------
Net Expenses                                            812                  602                 989                 317
------------------------------------------         --------             --------            --------            --------
Net Investment Income                                 4,968                3,948               5,787               1,745
------------------------------------------         --------             --------            --------            --------
Realized and Unrealized Gain (Loss) on
 Investments:
Net realized gain on investments sold                   958                  632                  61                  71
Net change in unrealized appreciation
 (depreciation) on investments                       (4,726)              (3,858)             (4,189)             (1,350)
------------------------------------------         --------             --------            --------            --------
Net Loss on Investments                              (3,768)              (3,226)             (4,128)             (1,279)
------------------------------------------         --------             --------            --------            --------
Net Increase in Net Assets Resulting from
Operations                                         $  1,200             $    722            $  1,659            $    466
==========================================         ========             ========            ========            ========

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                                                              59

Allegiant Fixed Income Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                          Bond Fund
                                                                     For the Year Ended
                                                                ------------------------------
                                                                May 31, 2006      May 31, 2005
Investment Activities:
Net investment income                                              $ 16,310        $    16,203
Net realized gain (loss) on investments sold, futures,
 foreign currency transactions and swap agreements                   (6,467)             5,701
Net change in unrealized appreciation (depreciation) on
 investments, swap agreements and foreign currency
 translation                                                        (12,716)             4,923
-----------------------------------------------------------        --------        -----------
 Net increase (decrease) in net assets resulting from
  operations                                                         (2,873)            26,827
-----------------------------------------------------------        --------        -----------
Dividends and Distributions to Shareholders:
Dividends from net investment income:
 Class I                                                            (16,221)           (16,188)
 Class A                                                               (379)              (430)
 Class B                                                                (28)               (37)
 Class C                                                                 (8)               (10)
 Class R(1)                                                               -                  -
Distributions from net realized capital gains
 Class I                                                                  -                  -
 Class A                                                                  -                  -
 Class B                                                                  -                  -
 Class C                                                                  -                  -
 Class R(1)                                                               -                  -
-----------------------------------------------------------        ----------      -----------
Total dividends and distributions                                   (16,636)           (16,665)
-----------------------------------------------------------        ----------      -----------
Share Transactions:
Proceeds from shares issued:
 Class I                                                             72,445             58,386
 Class A                                                                917              3,242
 Class B                                                                 72                 57
 Class C                                                                 16                 54
 Class R(1)                                                               -                  -
Net asset value of shares issued from merger:(2)
 Class I                                                                  -                  -
 Class A                                                                  -                  -
Reinvestment of dividends and distributions:
 Class I                                                              2,743              2,540
 Class A                                                                252                294
 Class B                                                                 23                 30
 Class C                                                                  8                 10
 Class R(1)                                                               -                  -
-----------------------------------------------------------        ----------      -----------
Total proceeds from shares issued, merged and reinvested             76,476             64,613
-----------------------------------------------------------        ----------      -----------
Value of shares redeemed:
 Class I                                                            (71,603)          (111,023)
 Class A                                                             (4,095)            (4,091)
 Class B                                                               (271)              (675)
 Class C                                                               (106)              (120)
 Class R(1)                                                               -                  -
-----------------------------------------------------------        ----------      -----------
Total value of shares redeemed                                      (76,075)          (115,909)
-----------------------------------------------------------        ----------      -----------
Increase (decrease) in net assets from share transactions               401            (51,296)
-----------------------------------------------------------        ----------      -----------
Total increase (decrease) in net assets                             (19,108)           (41,134)
-----------------------------------------------------------        ----------      -----------
Net Assets:
 Beginning of year                                                  387,028            428,162
-----------------------------------------------------------        ----------      -----------
 End of year*                                                      $367,920        $   387,028
===========================================================        ==========      ===========
 *Including undistributed (distributions in excess of) net
  investment income                                                $   (686)       $       360
===========================================================        ==========      ===========

                                                                  Government Mortgage Fund
                                                                     For the Year Ended
                                                              --------------------------------
                                                                May 31, 2006      May 31, 2005
Investment Activities:
Net investment income                                            $ 12,530        $    11,705
Net realized gain (loss) on investments sold, futures,
 foreign currency transactions and swap agreements                 (4,735)             4,117
Net change in unrealized appreciation (depreciation) on
 investments, swap agreements and foreign currency
 translation                                                       (7,636)              (180)
-----------------------------------------------------------      --------        -----------
 Net increase (decrease) in net assets resulting from
  operations                                                          159             15,642
-----------------------------------------------------------      --------        -----------
Dividends and Distributions to Shareholders:
Dividends from net investment income:
 Class I                                                          (11,945)           (11,516)
 Class A                                                             (878)              (912)
 Class B                                                             (169)              (216)
 Class C                                                              (85)               (81)
 Class R(1)                                                            (3)               (10)
Distributions from net realized capital gains
 Class I                                                                -                  -
 Class A                                                                -                  -
 Class B                                                                -                  -
 Class C                                                                -                  -
 Class R(1)                                                             -                  -
-----------------------------------------------------------      ----------      -----------
Total dividends and distributions                                 (13,080)           (12,735)
-----------------------------------------------------------      ----------      -----------
Share Transactions:
Proceeds from shares issued:
 Class I                                                           65,615             55,563
 Class A                                                            2,879              7,615
 Class B                                                              196                459
 Class C                                                              976                299
 Class R(1)                                                            20                104
Net asset value of shares issued from merger:(2)
 Class I                                                                -             39,111
 Class A                                                                -              2,342
Reinvestment of dividends and distributions:
 Class I                                                            1,395              1,393
 Class A                                                              627                635
 Class B                                                              125                159
 Class C                                                               62                 61
 Class R(1)                                                             3                 10
-----------------------------------------------------------      ----------      -----------
Total proceeds from shares issued, merged and reinvested           71,898            107,751
-----------------------------------------------------------      ----------      -----------
Value of shares redeemed:
 Class I                                                          (49,857)          (103,373)
 Class A                                                           (7,750)            (6,629)
 Class B                                                           (1,398)            (2,415)
 Class C                                                             (976)              (637)
 Class R(1)                                                          (218)              (140)
-----------------------------------------------------------      ----------      -----------
Total value of shares redeemed                                    (60,199)          (113,194)
-----------------------------------------------------------      ----------      -----------
Increase (decrease) in net assets from share transactions          11,699             (5,443)
-----------------------------------------------------------      ----------      -----------
Total increase (decrease) in net assets                            (1,222)            (2,536)
-----------------------------------------------------------      ----------      -----------
Net Assets:
 Beginning of year                                                268,323            270,859
-----------------------------------------------------------      ----------      -----------
 End of year*                                                    $267,101        $   268,323
===========================================================      ==========      ===========
 *Including undistributed (distributions in excess of) net
  investment income                                              $    (99)       $      (111)
===========================================================      ==========      ===========

(1) See Note 1 in Notes to Financial Statements.
(2) See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

60

     Intermediate Bond Fund            Limited Maturity Bond Fund
       For the Year Ended                  For the Year Ended
---------------------------------   ---------------------------------
  May 31, 2006      May 31, 2005      May 31, 2006      May 31, 2005
  $   18,046         $  16,020         $  6,440         $    6,984
      (9,328)              370           (2,423)            (1,479)
      (9,578)            3,651             (162)              (342)
  ----------         ---------         --------         ----------
        (860)           20,041            3,855              5,163
  ----------         ---------         --------         ----------
     (17,375)          (15,499)          (6,630)            (7,756)
        (468)             (455)            (181)              (207)
        (176)             (175)             (25)               (26)
         (12)              (12)             (17)               (20)
           -                 -               (2)                (4)
           -                 -                -                  -
           -                 -                -                  -
           -                 -                -                  -
           -                 -                -                  -
           -                 -                -                  -
  ----------         ---------         ----------       ------------
     (18,031)          (16,141)          (6,855)            (8,013)
  ----------         ---------         ----------       ------------
      64,032           107,166           22,136             55,233
         880             3,855              482              2,478
          60               481               10                 91
         205                23                8                159
           -                 -               17                106
           -                 -                -                  -
           -                 -                -                  -
       4,118             3,582            2,277              2,247
         377               367              113                135
         160               159               22                 22
          11                 9               13                 16
           -                 -                1                  4
  ----------         ---------         ----------       ------------
      69,843           115,642           25,079             60,491
  ----------         ---------         ----------       ------------
    (106,842)          (92,213)         (62,907)          (149,084)
      (4,207)           (3,893)          (2,543)            (3,536)
      (1,370)           (1,611)            (371)              (390)
        (199)             (119)            (363)              (723)
           -                 -             (187)               (80)
  ----------         ---------         ----------       ------------
    (112,618)          (97,836)         (66,371)          (153,813)
  ----------         ---------         ----------       ------------
     (42,775)           17,806          (41,292)           (93,322)
  ----------         ---------         ----------       ------------
     (61,666)           21,706          (44,292)           (96,172)
  ----------         ---------         ----------       ------------
     482,641           460,935          221,597            317,769
  ----------         ---------         ----------       ------------
  $  420,975         $ 482,641         $177,305         $  221,597
  ==========         =========         ==========       ============
  $     (710)        $     412         $   (361)        $       41
  ==========         =========         ==========       ============

 Total Return Advantage Fund           Ultra Short Bond Fund
     For the Year Ended                  For the Year Ended
-------------------------------   --------------------------------
May 31, 2006      May 31, 2005      May 31, 2006      May 31, 2005
 $ 13,628          $ 12,267         $   4,759         $    4,268
   (3,500)            2,597            (1,044)            (1,255)
  (13,387)            7,801                (8)               (99)
 --------          --------         -----------      -----------
   (3,259)           22,665             3,707              2,914
 --------          --------         -----------      -----------
  (13,330)          (12,110)           (4,820)            (4,431)
     (191)             (162)              (54)               (85)
      (37)              (36)                -                  -
       (9)              (10)                -                  -
       (7)              (15)                -                  -
   (2,026)           (2,926)                -                  -
      (30)              (40)                -                  -
       (8)              (12)                -                  -
       (1)               (3)                -                  -
       (1)               (4)                -                  -
 ----------        ----------       -----------      -----------
  (15,640)          (15,318)           (4,874)            (4,516)
 ----------        ----------       -----------      -----------
  112,970            65,728            15,469            130,357
    3,901             1,406               226              3,017
      270               189                 -                  -
      151                50                 -                  -
      103               400                 -                  -
        -                 -                 -                  -
        -                 -                 -                  -
    5,194             5,435             2,400              2,191
      132               100                50                 81
       35                37                 -                  -
        9                13                 -                  -
        9                18                 -                  -
 ----------        ----------       -----------      -----------
  122,774            73,376            18,145            135,646
 ----------        ----------       -----------      -----------
  (93,326)          (72,835)          (97,270)          (128,586)
   (1,999)           (1,578)             (384)            (4,579)
     (263)             (293)                -                  -
     (281)              (81)                -                  -
     (660)             (195)                -                  -
 ----------        ----------       -----------      -----------
  (96,529)          (74,982)          (97,654)          (133,165)
 ----------        ----------       -----------      -----------
   26,245            (1,606)          (79,509)             2,481
 ----------        ----------       -----------      -----------
    7,346             5,741           (80,676)               879
 ----------        ----------       -----------      -----------
  326,276           320,535           180,337            179,458
 ----------        ----------       -----------      -----------
 $333,622          $326,276         $  99,661        $   180,337
 ==========        ==========       ===========      ===========
 $   (719)         $   (251)        $     289        $       236
 ==========        ==========       ===========      ===========

                                                                              61

Allegiant Tax Free Bond Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                             Intermediate Tax Exempt
                                                                                                    Bond Fund
                                                                                                For the Year Ended
                                                                                      --------------------------------------
                                                                                         May 31, 2006         May 31, 2005
Investment Activities:
Net investment income                                                                    $  4,968               $  5,983
Net realized gain on investments sold                                                         958                    457
Net change in unrealized appreciation (depreciation) on investments                        (4,726)                   563
-------------------------------------------------------------------------------          ---------              --------
 Net increase in net assets resulting from operations                                       1,200                  7,003
-------------------------------------------------------------------------------          ---------              --------
Dividends and Distributions to Shareholders:
Dividends from net investment income:
 Class I                                                                                   (4,699)                (5,623)
 Class A                                                                                     (253)                  (340)
 Class B                                                                                      (15)                   (19)
 Class C                                                                                       (1)                    (1)
Distributions from net realized capital gains:
 Class I                                                                                        -                      -
 Class A                                                                                        -                      -
 Class B                                                                                        -                      -
 Class C                                                                                        -                      -
-------------------------------------------------------------------------------          ----------             ----------
Total dividends and distributions                                                          (4,968)                (5,983)
-------------------------------------------------------------------------------          ----------             ----------
Share Transactions:
Proceeds from shares issued:
 Class I                                                                                   11,724                 16,543
 Class A                                                                                    3,139                  7,442
 Class B                                                                                       21                     70
 Class C                                                                                        -                      5
Reinvestment of dividends and distributions:
 Class I                                                                                      143                    206
 Class A                                                                                      126                    193
 Class B                                                                                        6                      8
 Class C                                                                                        1                      1
-------------------------------------------------------------------------------          ----------             ----------
Total proceeds from shares issued and reinvested                                           15,160                 24,468
-------------------------------------------------------------------------------          ----------             ----------
Value of shares redeemed:
 Class I                                                                                  (24,862)               (48,281)
 Class A                                                                                   (6,963)                (6,019)
 Class B                                                                                     (135)                  (323)
 Class C                                                                                       (1)                   (50)
-------------------------------------------------------------------------------          -----------            ----------
Total value of shares redeemed                                                            (31,961)               (54,673)
-------------------------------------------------------------------------------          ----------             ----------
Decrease in net assets from share transactions                                            (16,801)               (30,205)
-------------------------------------------------------------------------------          ----------             ----------
Total increase (decrease) in net assets                                                   (20,569)               (29,185)
-------------------------------------------------------------------------------          ----------             ----------
Net Assets:
 Beginning of year                                                                        142,000                171,185
-------------------------------------------------------------------------------          ----------             ----------
 End of year*                                                                            $121,431               $142,000
===============================================================================          ==========             ==========
 *Including undistributed (distributions in excess of) net investment income             $   (385)              $   (414)
===============================================================================          ==========             ==========

See Notes to Financial Statements.

62

        Michigan Municipal                    Ohio Intermediate                       Pennsylvania
           Intermediate                          Tax Exempt                      Intermediate Municipal
            Bond Fund                             Bond Fund                            Bond Fund
        For the Year Ended                   For the Year Ended                    For the Year Ended
----------------------------------   -----------------------------------   ----------------------------------
  May 31, 2006       May 31, 2005       May 31, 2006       May 31, 2005       May 31, 2006       May 31, 2005
   $  3,948          $  5,441           $   5,787          $   6,176          $   1,745          $   1,856
        632               196                  61                336                 71                 14
     (3,858)           (1,443)             (4,189)               185             (1,350)               489
   --------          --------           ---------          ---------          ---------          ---------
        722             4,194               1,659              6,697                466              2,359
   --------          --------           ---------          ---------          ---------          ---------
     (3,258)           (4,805)             (5,317)            (5,749)            (1,676)            (1,796)
       (647)             (581)               (423)              (375)               (48)               (39)
        (34)              (49)                (28)               (26)                 -                  -
         (9)               (6)                (18)               (26)               (21)               (21)
       (302)             (184)                  -                  -                  -                  -
        (69)              (24)                  -                  -                  -                  -
         (4)               (3)                  -                  -                  -                  -
         (1)                -                   -                  -                  -                  -
   -----------       ----------         ---------          ---------          ---------          ---------
     (4,324)           (5,652)             (5,786)            (6,176)            (1,745)            (1,856)
   ----------        ----------         ---------          ---------          ---------          ---------
      7,288             6,859              24,701             22,502              6,263             11,539
     11,717             5,195               3,914              3,315              1,221                174
         23                41                 134                138                  -                  -
          8               242                  42                  2                 89                 11
        460               717                 156                190                 27                 29
        542               425                 339                304                 23                 18
         23                31                  24                 22                  -                  -
          7                 2                  11                 17                 11                 11
   ----------        ----------         ---------          ---------          ---------          ---------
     20,068            13,512              29,321             26,490              7,634             11,782
   ----------        ----------         ---------          ---------          ---------          ---------
    (29,346)          (41,368)            (24,779)           (42,399)            (9,671)           (17,699)
     (6,086)           (5,695)             (5,511)            (1,161)              (435)              (333)
       (608)             (217)               (127)               (70)                 -               (111)
       (134)              (11)                (42)              (446)               (93)                 -
   ----------        ----------         ---------          ---------          ---------          ---------
    (36,174)          (47,291)            (30,459)           (44,076)           (10,199)           (18,143)
   ----------        ----------         ---------          ---------          ---------          ---------
    (16,106)          (33,779)             (1,138)           (17,586)            (2,565)            (6,361)
   ----------        ----------         ---------          ---------          ---------          ---------
    (19,708)          (35,237)             (5,265)           (17,065)            (3,844)            (5,858)
   ----------        ----------         ---------          ---------          ---------          ---------
    102,861           138,098             158,058            175,123             51,003             56,861
   ----------        ----------         ---------          ---------          ---------          ---------
   $ 83,153          $102,861           $ 152,793          $ 158,058          $  47,159          $  51,003
   ==========        ==========         =========          =========          =========          =========
   $   (217)         $      5           $     (64)         $     (11)         $     (69)         $       -
   ==========        ==========         =========          =========          =========          =========

                                                                              63

Allegiant Fixed Income and Tax Free Bond Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

1. Fund Organization

Allegiant Funds (the "Trust") is registered under the Investment Company Act of
1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January
28, 1986. As of May 31, 2006, the Trust offered for sale shares of 32 Funds.
Each Fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective
Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Free Bond Funds, Class I Shares are sold without a sales charge; Class
A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances. Effective May 31, 2006, Class B Shares are no longer offered except in connection with dividend reinvestments and permitted exchanges.

Effective May 19, 2006, Class R Shares were no longer offered in any of the
Allegiant Funds.  Class R shareholders redeemed or exchanged their Shares prior to May 19.

The Trust currently offers five asset categories that consist of the following
Funds (each referred to as a "Fund" or collectively as the "Funds"):

Equity Funds

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund,
Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Factor
Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor
Small Cap Growth Fund, Multi-Factor Small Cap Value Fund , S&P 500(Reg. TM)
Index Fund, Small Cap Core Fund and Small Cap Growth Fund;

Asset Allocation Funds

Aggressive Allocation Fund, Balanced Allocation Fund and Conservative Allocation
Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity
Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Free Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund,
Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal
Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market
Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund
and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax
Free Bond Funds. The financial statements of the Equity and Asset Allocation
Funds, and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fixed Income and Tax Free Bond Funds.

Investment Valuation

Investment securities of the Fixed Income and Tax Free Bond Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities quoted on the NASD National
Markets system are valued at the

64

official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with greater than 60 days to maturity when purchased, are valued at mark-to-market until the 60th day before maturity; then valued at amortized cost to maturity.

Short term investments held as collateral for loaned securities are valued at amortized cost.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S.
dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying Allegiant Funds or in any other Mutual Funds are valued at their respective net asset values as determined by those funds each business day.

The Board of Trustees has approved fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's net asset value on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Free
Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Free
Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the

                                                                              65

Allegiant Fixed Income and Tax Free Bond Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Details of foreign currency contracts open at year end are included in the respective Fund's Statement of Net Assets.

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments
("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in the Statements of Net Assets to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no open futures contracts outstanding as of year end.

When-Issued and Delayed Delivery Transactions

For the purpose of enhancing the Fund's yield, the Bond, Government Mortgage,
Intermediate Bond and Total Return Advantage Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions
(principally in mortgage-backed securities referred to as TBA's or To Be
Announced) involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered. The Funds may sell mortgage-backed TBA securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price for future settlement. The Funds account for such transactions as purchases and sales at the commitment date and maintain liquid, high-grade securities in an amount at least equal to the commitment to repurchase.

Swap Agreements

Certain Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. Swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount (a total return swap). To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying
Statements of Operations as realized gains or losses.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized at contract stipulated reset dates and/or upon termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian or counterparty's broker in compliance with swap contract provisions.
Risks may exceed amounts recognized on the Statements of Net Assets. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under a contract's terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at year end are included in the respective Fund's Statement of Net Assets.

66

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Free Bond Funds pursuant to the Advisory
Agreements with Allegiant Asset Management Company (the "Adviser"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund's average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time.

The table below lists the advisory fees and waivers that were in effect on May
31, 2006.

                                                       Contractual        Fee
                                                           Rate          Waiver
  Bond Fund                                               0.55%          0.10%(1)
-------------------------------------------------         ----           -------
  Government Mortgage Fund                                0.55%          0.15%
-------------------------------------------------         ----           -------
  Intermediate Bond Fund                                  0.55%          0.15%
-------------------------------------------------         ----           -------
  Limited Maturity Bond Fund                              0.45%          0.10%
-------------------------------------------------         ----           -------
  Total Return Advantage Fund                             0.55%          0.15%
-------------------------------------------------         ----           -------
  Ultra Short Bond Fund                                   0.40%          0.20%
-------------------------------------------------         ----           -------
  Intermediate Tax Exempt Bond Fund                       0.55%          0.15%
-------------------------------------------------         ----           -------
  Michigan Intermediate Municipal Bond Fund               0.55%          0.15%
-------------------------------------------------         ----           -------
  Ohio Intermediate Tax Exempt Bond Fund                  0.55%          0.15%
-------------------------------------------------         ----           -------
  Pennsylvania Intermediate Municipal Bond Fund           0.55%          0.15%
-------------------------------------------------         ----           -------

(1) There was no fee waiver prior to October, 1, 2005.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to
such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class
B and Class C Shares in consideration for payment of a fee of 0.25% on an annual basis, based on each Class' average daily net assets.

Custodian Fees

Effective February 21, 2006, PFPC Trust Co., an affiliate of PFPC Inc. ("PFPC")
(one of the Trust's Co-Administrators), succeeded National City Bank ("NCB"), an affiliate of the Adviser, as Custodian for the Trust, except for
International Equity and Balanced Allocation Funds, which were effective May 1,
2006. PFPC Trust Co. was already Custodian for the Allegiant Advantage Fund
("Advantage"), another registered investment company managed by the Adviser.
Pursuant to such Custodian change, effective February 21, 2006, custodian fees for the Trust and Advantage were calculated as follows: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Advantage and 0.002% of the combined average daily gross assets in excess of $10 billion.
The custodian fees are allocated to the Trust and Advantage based on each
Fund's average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. For the period July 1, 2005 to February 20, 2006, NCB received fees for its services as
Custodian calculated at the following rates: (i) 0.007% of the first $5 billion of the Trust's average daily gross assets; (ii) 0.004% of the next $5 billion of the Trust's average daily gross assets; and (iii) 0.002% of the Trust's average daily gross assets in excess of $10 billion. These fees were allocated to the Funds based on their average daily net assets. NCB received other transaction-based charges and was reimbursed for out-of-pocket expenses. Prior to July 1, 2005, NCB's fees for the provision of custody services were as follows: (i) 0.020% of the first $100 million of average daily gross assets;
(ii) 0.010% of the next $650 million of average daily gross assets; and (iii)
0.008% of the average daily gross assets in excess of $750 million from each
Fund, respectively. NCB also received other transaction-based charges and was reimbursed for out-of-pocket expenses.

                                                                              67

Allegiant Fixed Income and Tax Free Bond Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the "Distributor") are
parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the
Funds' Class I and Class A Shares.   During the period June 1, 2005 to February
28, 2006, the 12b-1 fee accrual rate with respect to Class I and Class A Shares of the Fixed Income and Tax Free Bond Funds was 0.06% per annum of average daily net assets, except for Ultra Short Bond Fund whose rate was 0.03% per
annum.    Effective March 1, 2006, the 12b-1 fee accrual rates with respect to
Class I and Class A Shares were reduced to the rates shown in the table below:

                                                                Annual Rate
                                                           Class I           Class A
  Bond Fund                                                 0.03%             0.03%
-------------------------------------------------           ----              ----
  Government Mortgage Fund                                  0.03%             0.03%
-------------------------------------------------           ----              ----
  Intermediate Bond Fund                                    0.03%             0.03%
-------------------------------------------------           ----              ----
  Limited Maturity Bond Fund                                0.03%             0.03%
-------------------------------------------------           ----              ----
  Total Return Advantage Fund                               0.03%             0.03%
-------------------------------------------------           ----              ----
  Ultra Short Bond Fund                                     0.02%             0.02%
-------------------------------------------------           ----              ----
  Intermediate Tax Exempt Bond Fund                         0.03%             0.03%
-------------------------------------------------           ----              ----
  Michigan Intermediate Municipal Bond Fund                 0.03%             0.03%
-------------------------------------------------           ----              ----
  Ohio Intermediate Tax Exempt Bond Fund                    0.03%             0.03%
-------------------------------------------------           ----              ----
  Pennsylvania Intermediate Municipal Bond Fund             0.02%             0.02%
-------------------------------------------------           ----              ----

The Trust also has adopted plans under Rule 12b-1 with respect to Class B and
Class C Shares pursuant to which the Funds compensate the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B and Class C Shares.

Trustees' Fees

The Trustees are paid for services rendered to all of the Funds and the
Allegiant Advantage Fund ("Advantage"), another registered investment company managed by the Adviser, and are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket Expenses. The Chairman of the Board receives an additional fee of
$25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.  Prior to
January 1, 2006, each Trustee received an annual fee of $25,000 plus $4,000 for each combined Board meeting attended, and the Chairman of the Board received an additional fee of $21,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities.  No person who is an officer, director, trustee, or employee of the
Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the
Trust.

Trustees who receive fees are eligible for participation in the Trust's
Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees
The Trust, PFPC and NCB are parties to a Co-Administration and Accounting
Services Agreement, pursuant to which  PFPC and NCB have agreed to serve as
Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06%
based on average daily net assets of the Trust's Funds, of which approximately
0.0238% was allocated to PFPC and approximately 0.0362% was allocated to NCB.
One of the officers of PFPC is Treasurer of the Trust.

68

Legal Fees
Expenses paid by the Trust for the year ended May 31, 2006, include legal fees of $568,200 paid to Drinker Biddle & Reath LLP. A partner of that firm is
Secretary of the Trust.

Affiliated Money Market Funds
Pursuant to an exemptive order issued by the SEC, the Fixed Income and Tax Free
Bond Funds may invest in the Allegiant Money Market Funds or the Allegiant
Advantage Institutional Money Market Fund (a portfolio offered by Advantage), provided that investments in such Money Market Funds do not exceed 25% of the investing Fund's total assets. The adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as "Income from affiliate" in the
Statements of Operations.

4. Investments
During the year ended May 31, 2006, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S.
government obligations were:

                                                           Purchases          Sales
                                                            (000)             (000)
  Bond Fund                                               $ 127,138          $ 96,054
-------------------------------------------------         ---------          --------
  Government Mortgage Fund                                   19,773               647
-------------------------------------------------         ---------          --------
  Intermediate Bond Fund                                    132,789           539,804
-------------------------------------------------         ---------          --------
  Limited Maturity Bond Fund                                 59,647            50,521
-------------------------------------------------         ---------          --------
  Total Return Advantage Fund                               110,605            90,675
-------------------------------------------------         ---------          --------
  Ultra Short Bond Fund                                      36,764            41,027
-------------------------------------------------         ---------          --------
  Intermediate Tax Exempt Bond Fund                          62,110            71,982
-------------------------------------------------         ---------          --------
  Michigan Intermediate Municipal Bond Fund                  24,578            37,396
-------------------------------------------------         ---------          --------
  Ohio Intermediate Tax Exempt Bond Fund                     64,396            59,896
-------------------------------------------------         ---------          --------
  Pennsylvania Intermediate Municipal Bond Fund              24,949            26,946
-------------------------------------------------         ---------          --------

During the year ended May 31, 2006, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

                                          Purchases            Sales
                                           (000)               (000)
  Bond Fund                             $1,570,995          $1,627,395
-------------------------------         ----------          ----------
  Government Mortgage Fund               1,652,518           1,617,045
-------------------------------         ----------          ----------
  Intermediate Bond Fund                 1,147,351             850,474
-------------------------------         ----------          ----------
  Limited Maturity Bond Fund               161,417             197,775
-------------------------------         ----------          ----------
  Total Return Advantage Fund              579,871             656,828
-------------------------------         ----------          ----------
  Ultra Short Bond Fund                     73,865             120,735
-------------------------------         ----------          ----------

5. Federal Income Taxes

Each of the Fixed Income and Tax Free Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue
Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax.
Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S.
generally accepted accounting principles.  These book/tax differences are either temporary or permanent in nature, and are primarily due to wash sales, paydowns, market discount, swap agreements, and dividends deemed paid upon shareholder redemption of fund shares.  The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income

                                                                              69

Allegiant Fixed Income and Tax Free Bond Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

or realized capital gains (losses) were recorded by the Fixed Income and Tax
Free Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.  Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2006:

                                                      Undistributed Net       Accumulated
                                                         Investment          Net Realized
                                                           Income           Gains (Losses)      Paid-in Capital
                                                            (000)                (000)              (000)
  Bond Fund                                               $   (720)             $  720             $   -
-------------------------------------------------         --------              ------             -----
  Government Mortgage Fund                                     562                (562)                -
-------------------------------------------------         --------              ------             -----
  Intermediate Bond Fund                                    (1,137)              1,137                 -
-------------------------------------------------         --------              ------             -----
  Limited Maturity Bond Fund                                    13                 290              (303)
-------------------------------------------------         --------              ------             -----
  Total Return Advantage Fund                                 (522)                522                 -
-------------------------------------------------         --------              ------             -----
  Ultra Short Bond Fund                                        168                (168)                -
-------------------------------------------------         --------              ------             -----
  Intermediate Tax Exempt Bond Fund                             29                 (29)                -
-------------------------------------------------         --------              ------             -----
  Michigan Municipal Bond Fund                                (222)                194                28
-------------------------------------------------         --------              ------             -----
  Ohio Intermediate Tax Exempt Bond Fund                       (54)                 48                 6
-------------------------------------------------         --------              ------             -----
  Pennsylvania Intermediate Municipal Bond Fund                (69)                 71                (2)
-------------------------------------------------         --------              ------             -----

The tax character of dividends and distributions paid during the years ended
May 31, 2006 and May 31, 2005 were as follows:

                                                          Tax-Exempt      Ordinary       Long-Term
                                                            Income         Income      Capital Gain      Total
                                                            (000)          (000)           (000)         (000)
  Bond Fund .........................................
    2006 ............................................       $    -       $ 16,636         $    -        $ 16,636
    2005 ............................................            -         16,665              -          16,665
------------------------------------------------------      ------       --------         ------        --------
  Government Mortgage Fund ..........................
    2006 ............................................            -         13,080              -          13,080
    2005 ............................................            -         12,735              -          12,735
------------------------------------------------------      ------       --------         ------        --------
  Intermediate Bond Fund ............................
    2006 ............................................            -         18,031              -          18,031
    2005 ............................................            -         16,141              -          16,141
------------------------------------------------------      ------       --------         ------        --------
  Limited Maturity Bond Fund ........................
    2006 ............................................            -          6,855              -           6,855
    2005 ............................................            -          8,013              -           8,013
------------------------------------------------------      ------       --------         ------        --------
  Total Return Advantage Fund .......................
    2006 ............................................            -         13,577          2,063          15,640
    2005 ............................................            -         13,227          2,091          15,318
------------------------------------------------------      ------       --------         ------        --------
  Ultra Short Bond Fund .............................
    2006 ............................................            -          4,874              -           4,874
    2005 ............................................            -          4,516              -           4,516
------------------------------------------------------      ------       --------         ------        --------
  Intermediate Tax Exempt Bond Fund .................
    2006 ............................................        4,886              -             82           4,968
    2005 ............................................        5,936             47              -           5,983
------------------------------------------------------      ------       --------         ------        --------
  Michigan Intermediate Municipal Bond Fund .........
    2006 ............................................        3,917             24            383           4,324
    2005 ............................................        5,441              -            211           5,652
------------------------------------------------------      ------       --------         ------        --------
  Ohio Intermediate Tax Exempt Bond Fund ............
    2006 ............................................        5,786              -              -           5,786
    2005 ............................................        6,176              -              -           6,176
------------------------------------------------------      ------       --------         ------        --------
  Pennsylvania Intermediate Municipal Bond Fund.
    2006 ............................................        1,736              9              -           1,745
    2005 ............................................        1,856              -              -           1,856
------------------------------------------------------      ------       --------         ------        --------

70

As of May 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                    Undistributed      Undistributed      Undistributed
                                                      Ordinary          Tax-Exempt          Long-Term
                                                       Income             Income          Capital Gain
                                                        (000)              (000)              (000)
Bond Fund                                               $ 485              $   -              $   -
-----------------------------------------------         -----              -----              -----
Government Mortgage Fund                                  834                  -                  -
-----------------------------------------------         -----              -----              -----
Intermediate Bond Fund                                    401                  -                  -
-----------------------------------------------         -----              -----              -----
Limited Maturity Bond Fund                                  -                  -                  -
-----------------------------------------------         -----              -----              -----
Total Return Advantage Fund                                83                  -                  -
-----------------------------------------------         -----              -----              -----
Ultra Short Bond Fund                                     458                  -                  -
-----------------------------------------------         -----              -----              -----
Intermediate Tax Exempt Bond Fund                           -                  -                635
-----------------------------------------------         -----              -----              -----
Michigan Intermediate Municipal Bond Fund                   -                  -                428
-----------------------------------------------         -----              -----              -----
Ohio Intermediate Tax Exempt Bond Fund                      -                373                  -
-----------------------------------------------         -----              -----              -----
Pennsylvania Intermediate Municipal Bond Fund               -                 65                 63
-----------------------------------------------         -----              -----              -----

                                                       Capital          Post-          Unrealized          Other
                                                       Loss           October        Appreciation       Temporary
                                                   Carryforward        Losses       (Depreciation)     Differences
                                                       (000)           (000)             (000)            (000)
Bond Fund                                           $  (24,297)      $  (4,768)       $  (7,623)        $  (1,171)
-----------------------------------------------     ----------       ---------        ---------         ---------
Government Mortgage Fund                                (8,596)         (3,746)          (4,880)             (932)
-----------------------------------------------     ----------       ---------        ---------         ---------
Intermediate Bond Fund                                  (4,323)         (6,574)          (7,801)           (1,111)
-----------------------------------------------     ----------       ---------        ---------         ---------
Limited Maturity Bond Fund                              (8,535)         (1,331)          (2,304)             (360)
-----------------------------------------------     ----------       ---------        ---------         ---------
Total Return Advantage Fund                               (559)         (2,305)          (7,041)             (835)
-----------------------------------------------     ----------       ---------        ---------         ---------
Ultra Short Bond Fund                                   (2,605)           (629)            (680)             (169)
-----------------------------------------------     ----------       ---------        ---------         ---------
Intermediate Tax Exempt Bond Fund                            -               -            3,037              (384)
-----------------------------------------------     ----------       ---------        ---------         ---------
Michigan Intermediate Municipal Bond Fund                    -               -            4,017              (217)
-----------------------------------------------     ----------       ---------        ---------         ---------
Ohio Intermediate Tax Exempt Bond Fund                  (1,249)            (50)           2,982              (439)
-----------------------------------------------     ----------       ---------        ---------         ---------
Pennsylvania Intermediate Municipal Bond Fund                -               -            1,085              (134)
-----------------------------------------------     ----------       ---------        ---------         ---------

                                                        Total
                                                   Distributable
                                                     Earnings
                                                   (Accumulated
                                                      Losses)
                                                       (000)
Bond Fund                                           $  (37,374)
-----------------------------------------------     ----------
Government Mortgage Fund                               (17,320)
-----------------------------------------------     ----------
Intermediate Bond Fund                                 (19,408)
-----------------------------------------------     ----------
Limited Maturity Bond Fund                             (12,530)
-----------------------------------------------     ----------
Total Return Advantage Fund                            (10,657)
-----------------------------------------------     ----------
Ultra Short Bond Fund                                   (3,625)
-----------------------------------------------     ----------
Intermediate Tax Exempt Bond Fund                        3,288
-----------------------------------------------     ----------
Michigan Intermediate Municipal Bond Fund                4,228
-----------------------------------------------     ----------
Ohio Intermediate Tax Exempt Bond Fund                   1,617
-----------------------------------------------     ----------
Pennsylvania Intermediate Municipal Bond Fund            1,079
-----------------------------------------------     ----------

Post-October losses represent losses realized on investment transactions from
November 1, 2005 through May 31, 2006 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. At May 31, 2006, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                              Expiring May 31,
                                                2008        2009          2010        2012      2013        2014
 Fund                                          (000)       (000)         (000)       (000)     (000)       (000)        Total
  Bond Fund                                   $    -     $ 11,132      $11,953      $    -     $  -      $ 1,212      $24,297
------------------------------------------    ------     --------      -------      ------     ----      -------      -------
  Government Mortgage Fund*                    1,987        2,228            -       2,107        -        2,274        8,596
------------------------------------------    ------     --------      -------      ------     ----      -------      -------
  Intermediate Bond Fund                           -        1,034        1,169           -        -        2,120        4,323
------------------------------------------    ------     --------      -------      ------     ----      -------      -------
  Limited Maturity Bond Fund                   1,834          755        1,650         233      773        3,290        8,535
------------------------------------------    ------     --------      -------      ------     ----      -------      -------
  Total Return Advantage Fund                      -            -            -           -        -          559          559
------------------------------------------    ------     --------      -------      ------     ----      -------      -------
  Ultra Short Bond Fund                            -            -            -         315      681        1,609        2,605
------------------------------------------    ------     --------      -------      ------     ----      -------      -------
  Ohio Intermediate Tax Exempt Bond Fund           -        1,249            -           -        -            -        1,249
------------------------------------------    ------     --------      -------      ------     ----      -------      -------

* A portion of the amount of this loss may be utilized in subsequent years. The amount is subject to an annual limitation due to the Fund's merger with
  Armada GNMA Fund on November 21, 2003.

During the year ended May 31, 2006, capital loss carryforwards that were utilized to offset capital gains were as follows:

                                                           (000)
  Intermediate Tax Exempt Bond Fund                        $ 287
-------------------------------------------------          -----
  Ohio Intermediate Tax Exempt Bond Fund                     121
-------------------------------------------------          -----
  Pennsylvania Intermediate Municipal Bond Fund               39
-------------------------------------------------          -----

                                                                              71

Allegiant Fixed Income and Tax Free Bond Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

6. Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Free Bond Funds.

                                           Class I                     Class A
                                      Year           Year         Year         Year
                                     Ended          Ended        Ended        Ended
                                    5/31/06        5/31/05      5/31/06      5/31/05
Bond Fund
Shares issued .................       7,259          5,752          91         319
Share reinvested ..............         275            250          25          29
Shares redeemed ...............      (7,176)       (10,923)       (408)       (402)
--------------------------------     ------        -------        ----        ----
 Net increase (decrease) ......         358         (4,921)       (292)        (54)
================================     ======        =======        ====        ====
Government Mortgage Fund
Shares issued .................       7,179          5,951         315         814
Share reinvested ..............         153            149          69          68
Merger Shares .................           -          4,165           -         249
Shares redeemed ...............      (5,464)       (11,065)       (850)       (711)
--------------------------------     ------        -------        ----        ----
 Net increase (decrease) ......       1,868           (800)       (466)        420
================================     ======        =======        ====        ====
Intermediate Bond Fund
Shares issued .................       6,045          9,930          83         356
Share reinvested ..............         390            332          36          34
Shares redeemed ...............     (10,119)        (8,558)       (399)       (360)
--------------------------------    -------        -------        ----        ----
 Net increase (decrease) ......      (3,684)         1,704        (280)         30
================================    =======        =======        ====        ====
Limited Maturity Bond Fund
Shares issued .................       2,263          5,569          49         249
Share reinvested ..............         233            227          12          14
Shares redeemed ...............      (6,435)       (15,056)       (259)       (357)
--------------------------------    -------        -------        ----        ----
 Net increase (decrease) ......      (3,939)        (9,260)       (198)        (94)
================================    =======        =======        ====        ====
Total Return Advantage Fund
Shares issued .................      11,138          6,348         386         135
Share reinvested ..............         511            523          13          10
Shares redeemed ...............      (9,180)        (7,019)       (197)       (152)
--------------------------------    -------        -------        ----        ----
 Net increase (decrease) ......       2,469           (148)        202          (7)
================================    =======        =======        ====        ====
Ultra Short Bond Fund
Shares issued .................       1,566         13,108          23         303
Share reinvested ..............         243            221           5           8
Shares redeemed ...............      (9,856)       (12,941)        (39)       (461)
--------------------------------    -------        -------        ----        ----
 Net increase (decrease) ......      (8,047)           388         (11)       (150)
================================    =======        =======        ====        ====
Intermediate Tax Exempt Bond
 Fund
Shares issued .................       1,168          1,615         312         727
Share reinvested ..............          14             20          13          19
Shares redeemed ...............      (2,470)        (4,726)       (691)       (589)
--------------------------------    -------        -------        ----        ----
 Net increase (decrease) ......      (1,288)        (3,091)       (366)        157
================================    =======        =======        ====        ====
* See Note 1 on page 64.

                                          Class B                    Class C                   Class R*
                                     Year         Year          Year          Year         Year        Year
                                    Ended        Ended         Ended         Ended        Ended        Ended
                                   5/31/06      5/31/05       5/31/06       5/31/05      5/31/06      5/31/05
Bond Fund
Shares issued .................         7           6             2            5             -           -
Share reinvested ..............         2           3             1            1             -           -
Shares redeemed ...............       (26)        (67)          (11)         (12)            -           -
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......       (17)        (58)           (8)          (6)            -           -
================================     ====        ====          ====         ====         =====       =====
Government Mortgage Fund
Shares issued .................        22          50           107           32             2          11
Share reinvested ..............        14          17             6            7             -           1
Merger Shares .................         -           -             -            -             -           -
Shares redeemed ...............      (154)       (260)         (107)         (68)          (23)        (15)
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......      (118)       (193)            6          (29)          (21)         (3)
================================     ====        ====          ====         ====         =====       =====
Intermediate Bond Fund
Shares issued .................         6          44            19            2             -           -
Share reinvested ..............        15          15             2            1             -           -
Shares redeemed ...............      (130)       (149)          (19)         (11)            -           -
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......      (109)        (90)            2           (8)            -           -
================================     ====        ====          ====         ====         =====       =====
Limited Maturity Bond Fund
Shares issued .................         1           9             1           16             2          11
Share reinvested ..............         2           2             1            2             -           -
Shares redeemed ...............       (37)        (39)          (37)         (73)          (19)         (8)
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......       (34)        (28)          (35)         (55)          (17)          3
================================     ====        ====          ====         ====         =====       =====
Total Return Advantage Fund
Shares issued .................        26          18            15            5            10          38
Share reinvested ..............         4           4             1            1             1           2
Shares redeemed ...............       (26)        (28)          (28)          (7)          (64)        (19)
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......         4          (6)          (12)          (1)          (53)         21
================================     ====        ====          ====         ====         =====       =====
Ultra Short Bond Fund
Shares issued .................         -           -             -            -             -           -
Share reinvested ..............         -           -             -            -             -           -
Shares redeemed ...............         -           -             -            -             -           -
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......         -           -             -            -             -           -
================================     ====        ====          ====         ====         =====       =====
Intermediate Tax Exempt Bond
 Fund
Shares issued .................         2           7             -            1             -           -
Share reinvested ..............         1           1             -            -             -           -
Shares redeemed ...............       (14)        (32)            -           (5)            -           -
--------------------------------     ----        ----          ----         ----         -----       -----
 Net increase (decrease) ......       (11)        (24)            -           (4)            -           -
================================     ====        ====          ====         ====         =====       =====
* See Note 1 on page 64.

72

                                          Class I                   Class A
                                     Year          Year        Year        Year
                                    Ended         Ended       Ended       Ended
                                   5/31/06       5/31/05     5/31/06     5/31/05
Michigan Intermediate Municipal
 Bond Fund
Shares issued ................         691           627       1,104         474
Share reinvested .............          44            66          51          39
Shares redeemed ..............      (2,764)       (3,801)       (572)       (524)
-------------------------------     ------        ------       -----        ----
 Net increase (decrease) .....      (2,029)       (3,108)        583         (11)
===============================     ======        ======       =====        ====
Ohio Intermediate Tax Exempt
 Bond Fund
Shares issued ................       2,232         1,992         353         295
Share reinvested .............          14            17          31          27
Shares redeemed ..............      (2,237)       (3,761)       (500)       (103)
-------------------------------     ------        ------       -----        ----
 Net increase (decrease) .....           9        (1,752)       (116)        219
===============================     ======        ======       =====        ====
Pennsylvania Intermediate
 Municipal Bond Fund
Shares issued ................         600         1,089         118          17
Share reinvested .............           3             3           2           2
Shares redeemed ..............        (928)       (1,672)        (43)        (32)
-------------------------------     ------        ------       -----        ----
 Net increase (decrease) .....        (325)         (580)         77         (13)
===============================     ======        ======       =====        ====

                                        Class B                  Class C                 Class R*
                                   Year        Year        Year         Year         Year       Year
                                  Ended       Ended       Ended        Ended        Ended       Ended
                                 5/31/06     5/31/05     5/31/06     5/31/05       5/31/06     5/31/05
Michigan Intermediate
Municipal
 Bond Fund
Shares issued ................        2          4           1           22              -           -
Share reinvested .............        2          3           1            -              -           -
Shares redeemed ..............      (57)       (20)        (13)          (1)             -           -
-------------------------------     ---        ---        ----          ----      ---------   --------
 Net increase (decrease) .....      (53)       (13)        (11)          21              -           -
===============================     ===        ===        ====          ====      =========   ========
Ohio Intermediate Tax Exempt
 Bond Fund
Shares issued ................       12         12           4            -              -           -
Share reinvested .............        2          2           1            2              -           -
Shares redeemed ..............      (11)        (6)         (4)         (40)             -           -
-------------------------------     ---        ---        ----          ----      ---------   --------
 Net increase (decrease) .....        3          8           1          (38)             -           -
===============================     ===        ===        ====          ====      =========   ========
Pennsylvania Intermediate
 Municipal Bond Fund
Shares issued ................        -          -           9            1              -           -
Share reinvested .............        -          -           1            1              -           -
Shares redeemed ..............        -          -          (9)         (11)             -           -
-------------------------------     ---        ---        ----          ----      ---------   --------
 Net increase (decrease) .....        -          -           1           (9)             -           -
===============================     ===        ===        ====          ====      =========   ========

* See Note 1 on page 64.

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United
States.  Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total
Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans.
Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Free Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price.

The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and
Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state.  The Intermediate
Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the
Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.
Insured securities have been identified in the Statements of Net Assets.

                                                                              73

Allegiant Fixed Income and Tax Free Bond Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

The rating of long-term debt as a percentage of total value of investments at
May 31, 2006, is as follows:

                                              Michigan           Ohio         Pennsylvania
                          Intermediate     Intermediate     Intermediate     Intermediate
  Standard & Poor's/       Tax Exempt        Municipal       Tax Exempt        Municipal
   Moody's Ratings            Bond             Bond             Bond             Bond
       AAA/Aaa                76.9%             72.9%            73.9%            79.0%
        AA/Aa                 18.8%             27.1%            18.7%            20.1%
         A/A                   4.3%              0.0%             5.2%             0.0%
       BBB/Baa                 0.0%              0.0%             1.3%             0.9%
          NR                   0.0%              0.0%             0.9%             0.0%
                             -----             -----            -----            -----
                             100.0%            100.0%           100.0%           100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with Union
Bank of California ("UBOC"), the securities lending agent.  The lending Funds may lend up to 50% of securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned.
The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.
The lending Funds receive 70% of the gross income earned comprised of interest received on the collateral net of broker rebates and other expenses incurred by
UBOC.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the
Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending
Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Fund Merger/Reorganization

Effective October 11, 2004, under the Agreement and Plan of Reorganization approved on October 7, 2004 by shareholders of The Provident Riverfront Funds, all of the assets and liabilities of the Provident Riverfront US Government
Fund were transferred in a tax-free exchange into the Allegiant Government
Mortgage Fund as follows:

                      Provident Riverfront Fund
                           Shares      Net Assets on       Unrealized
 Acquired Fund          Exchanged        10/10/04        Appreciation
US Government Fund     4,414,771        $41,452,663         $87,277
--------------------   ---------        -----------         -------

                                    Allegiant Fund
                                                      Net Assets on        Aggregate
 Acquired Fund          Acquiring Fund                  10/10/04          Net Assets
US Government Fund     Government Mortgage Fund       $261,542,465      $302,995,128
--------------------   --------------------------     ------------      ------------

10. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications.  The Funds' maximum exposure under these arrangements is immaterial.  The Funds expect the risk of loss to be remote pursuant to the contracts.

74

                                 Allegiant Fixed Income and Tax Free Bond Funds
                                                          NOTICE TO SHAREHOLDERS
                                                                     (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report dividends/ distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund.
Accordingly, the information needed by shareholders for calendar year 2006 income tax purposes will be sent to them in early 2007. Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

 Name of Fund
  Total Return Advantage Fund                        $2,063
---------------------------------------------        ------
  Intermediate Tax Exempt Bond Fund                     718
---------------------------------------------        ------
  Michigan Intermediate Municipal Bond Fund             670
---------------------------------------------        ------

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

 Name of Fund
  Intermediate Tax Exempt Bond Fund                         100.00%
-------------------------------------------------           ------
  Michigan Intermediate Municipal Bond Fund                  99.46%
-------------------------------------------------           ------
  Ohio Intermediate Tax Exempt Bond Fund                    100.00%
-------------------------------------------------           ------
  Pennsylvania Intermediate Municipal Bond Fund              99.46%
-------------------------------------------------           ------

A portion of this income may be subject to alternative minimum tax.
--------------------------------------------------------------------------------
Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent
12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at
www.allegiantfunds.com, or on the SEC's website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust's first and third fiscal quarters. The Trust's Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust's website at
www.allegiantfunds.com, on the SEC's website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC's Public Reference Room in Washington, DC
(call 1-800-732-0330 for information on the operation of the Public Reference
Room).

                                                                              75

                               Investment Adviser

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                             Cleveland, Ohio 44114

                                  Distributor

                      Professional Funds Distributor, LLC
                                 760 Moore Road
                      King of Prussia, Pennsylvania 19406

                                 Legal Counsel
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                 Independent Registered Public Accounting Firm
                               Ernst & Young  LLP
                              Two Commerce Square
                         2001 Market Street, Suite 4000
                        Philadelphia, Pennsylvania 19103

                                   Custodian
                                 PFPC Trust Co.
                       8800 Tinicum Boulevard, 4th Floor
                        Philadelphia, Pennsylvania 19153

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

                                                                 ALL-AR-003-0606

[GRAPHIC OMITTED]

                                                                   ANNUAL REPORT
                                                                    May 31, 2006

                                                              Money Market Funds

[GRAPHIC OMITTED]           The Discipline of Investing, a Commitment to Results

ALLEGIANT MONEY MARKET FUNDS
ANNUAL REPORT

MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

EQUITY FUNDS
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500(R) Index Fund
Small Cap Core Fund
Small Cap Growth Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

Report of Independent Registered Public
   Accounting Firm ...................................        9

                                                          Financial   Statements of
                                                         Highlights    Net Assets
                                                         ----------   -------------
Government Money Market Fund .........................       10             12
Money Market Fund ....................................       10             14
Ohio Municipal Money Market Fund .....................       11             18
Pennsylvania Tax Exempt Money Market Fund ............       11             22
Tax Exempt Money Market Fund .........................       11             25
Treasury Money Market Fund ...........................       11             31

This material must be preceded or accompanied by a prospectus.

You should consider the investment objective, risks, charges, and expenses of the Allegiant Money Market Funds (the "Funds") carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at
www.allegiantfunds.com. Please read it carefully before investing.

             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Allegiant Asset Management Company ("AAM") serves as investment adviser to the
Funds, for which it receives an investment advisory fee. The Funds are distributed by Professional Funds Distributor, LLC ("PFD"), 760 Moore Road, King
of Prussia, PA 19406. PFD is not affiliated with AAM and is not a bank.

An investment in the Funds is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                                    Allegiant Money Market Funds
                                                              CHAIRMAN'S MESSAGE

JULY 2006

Dear Shareholders:

We are pleased to provide you with important annual information about Allegiant
Funds, as well as a review of the financial markets and the events shaping the global markets. Overall, the Board is very satisfied with the progress made this year by our portfolio management teams. During the year, total net assets of the Allegiant Funds decreased by $924 million to $10.5 billion due to net shareholder redemptions. We encourage you to review the audited financial information contained in this report to stay informed about your investments.

We also are pleased to welcome three new Trustees - Tim Swanson, President and
CEO, Dorothy Berry, and Kelley Brennan - whose industry expertise will be very helpful to our Board. They replace three retiring Trustees - Herb Martens,
President and CEO, Bob Farling, and Bill Pullen - who made valuable contributions to the Funds over many years.

If you have questions regarding the Funds or your investments, we encourage you to speak with your investment professional or call an Allegiant Funds representative at 1-800-622-FUND (3863). More information about Allegiant Funds is available on our website, www.allegiantfunds.com.

Thank you for making Allegiant Funds part of your investment portfolio and we look forward to helping you achieve your financial goals in the year ahead.

Sincerely,

/s/ Robert D. Neary
-------------------------------------
Robert D. Neary
Chairman

[GRAPHIC OMITTED]

                                                                               1

Allegiant Money Market Funds
MESSAGE FROM THE INVESTMENT ADVISER

JULY 2006

Dear Shareholders:

We have experienced a transformational year at Allegiant Asset Management
Company and it makes writing this letter so rewarding. I am confident we will reach our strategic objective to deliver strong investment performance and unparalleled service because we have highly engaged, motivated professionals, who deliver on their commitments. As advisor to the fund complex, I would like to highlight several themes that illustrate our approach to become your investment manager of choice:

     o    Driving investment excellence: In the past two years, Allegiant took decisive steps to solidify the investment processes and strategies implemented by our portfolio management teams.

     o    Strengthening our platform for future growth: Allegiant marked the beginning of 2006 with completion of significant systems conversions that are critical to expanding our existing infrastructure, creating greater efficiencies, and streamlining reporting and compliance monitoring.

     o    Creating a dynamic culture within our organization: With the input and feedback from within, Allegiant supports an investment management firm where our team members are valued and empowered. Simultaneously,
          Allegiant continues to attract established talent to build top-tier investment management teams.

These initiatives are important to our future success because they enable us to create value for you as Allegiant shareholders.

For your reference, the firm's economic overview is presented on the following pages for insight into market events during this period. We are pleased to share this information with you and hope you find it helpful in planning for your financial goals.

Sincerely,

/s/ John Abunassar
--------------------------------------
John Abunassar
President & CEO
Allegiant Asset Management Company

[GRAPHIC OMITTED]

2

                                                    Allegiant Money Market Funds
                                                    ECONOMIC AND MARKET OVERVIEW

JULY 2006

"...the red-hot housing market appears to be cooling and real interest rates are now positive..."

Concern over rising inflation pressures dominated the actions of the Federal
Reserve Board (the "Fed"), which led to a series of measured tightening moves over the past year. The Fed enacted eight straight interest rate hikes to curb the accessibility of credit for both consumers and corporations. This trend dates back to the summer of 2004, when the Fed began moving the federal funds target higher by 25 basis points at each Federal Open Markets Committee (FOMC)
meeting. This tactic resulted in an increase in the overnight interest rate from
1% in 2004 to 5.25% by the late spring of 2006. This overall approach seemed to have had the desired effect - the red-hot housing market appears to be cooling and real interest rates are now positive, suggesting that the Fed may have gained some ground in their mission to control inflation.

The bond markets followed the Fed's lead for most of the year, with interest rates moving higher in tandem with the Fed's interest rate moves. Although it was an attractive environment for cash investors, the overall bond market, as measured by the Lehman Aggregate Bond Index, produced a slightly negative return of -0.48% for the year ended May 31, 2006. The relative impact of the Fed was less significant for longer duration bonds. The yield curve flattened accordingly, as witnessed by yields on six-month Treasury bills increasing from
3.11% to 5.06% versus 3.98% to 5.12% for 10-year Treasury notes over the last year.

Interest rate volatility declined throughout most of the year, at least partially a result of the Fed's transparency about their actions and intentions.
The mortgage-backed sector was the biggest beneficiary of this decline in volatility, as both the risk of prepayments and actual prepayments steadily declined throughout the year.

For the most part, corporate spreads tightened, as the appetite for risk ratcheted higher each month, both domestically and globally. The riskier assets performed the best, so it was no surprise that high yield corporate bonds with credit ratings below investment grade led the returns. Those with lower quality tended to reap the higher returns within the high yield arena.

The U.S. has not been alone in removing excess liquidity - a higher level of funds than is normally desirable - from the market. Europe has also been moving interest rates higher to combat inflation. China moved its official interest rate higher in order to control their growth. Perhaps of greatest impact, Japan officially declared victory against deflation. One tangible, relatively recent result of this policy change was the breakdown in the Yen "carry trade" that we saw in May 2006. The Yen was cheap to borrow - meaning interest rates in Japan were low. As a result, investors could borrow money in yen for practically nothing and invest that money almost anywhere in the world and make money, as returns across most markets were in excess of the borrowing costs.

And, it wasn't just the mention of a possible move in Japanese interest rates that shook the markets. The consensus expectation was that the Fed was nearing the end of its tightening cycle and was approaching a pause. This conclusion was in large part based on the relatively benign inflation data over recent months.

Commentary provided by Allegiant Asset
Management Company

                                                                               3

Allegiant Money Market Funds
ECONOMIC AND MARKET OVERVIEW

"The easy money and high liquidity that served the markets so well might be dissipating."

Beginning with data in May, the inflation outlook did not look so sanguine --
the fear was that inflation was less subdued. Comments from Ben Bernanke, recently appointed Federal Reserve Board Chairman, regarding the need to contain inflation, when coupled with tightening global liquidity and slowing growth, led many investors to flee riskier assets. Those assets perceived as most precarious suffered the most and market volatility picked up both domestically and abroad.

What's ahead?

We believe the latest data continues to show an inflation pick-up. The question of further U.S. tightening is coupled with synchronized global tightening. The easy money and high liquidity that served the markets so well might be dissipating. Some are worried that the Fed's actions could go too far leading to undesirable consequences, particularly when coupled with the rise of further global tightening, an indebted consumer and a weak dollar. The U.S.' current account balance - the difference between goods/services imported and exported --
is grossly out of balance. We import far more than we export. The cumulative effect could lead to slow growth plus increased inflationary pressures. The Fed may encounter a potentially tough situation with the need to raise rates in a low growth scenario.

It seems that the U.S. economy is in the midst of a modest slowdown, but that this slowdown was anticipated and priced accordingly into the market. The lag effect of Fed tightening is expected to bring gross domestic product (GDP) down to a non-inflationary sustainable pace of approximately 3% by year-end. Core inflation numbers are slightly above the preferred range of the Fed, but inflation pressures should gradually subside as the lag effect of Fed policy gradually takes effect.

Corporate bonds, given their tight spreads over Treasuries, are vulnerable to a decline in economic activity as well as the potential of corporate debt to equity re-leveraging.

Housing is arguably the biggest single risk to the economy.  While the expected path for housing is a modest cooling, the risk remains that a bubble bursts.
While most housing indicators have weakened in recent months, they remain at historically strong levels, suggesting a gradual deceleration of housing price appreciation, rather than a material decline, is unfolding.  Interest rates remain relatively low.  In particular, mortgage rates are "high" only from a very short historical perspective.  We believe that a mortgage rate of approximately 6.5% should not dissuade too many potential homebuyers.

Going forward, all eyes remain fixed on the Fed, as the markets obsess with marginal Fed policy moves. Consequently, the markets are in some ways held hostage to the Fed's "pause."

4

                                                    Allegiant Money Market Funds
                                                   SUMMARY OF PORTFOLIO HOLDINGS

The tables below present portfolio holdings as a percentage of total investments for each of the Allegiant Money Market Funds as of May 31, 2006.

          Government Money Market Fund
Repurchase Agreements                     56.2%
Federal Home Loan Mortgage Corporation    13.3
Federal National Mortgage Association     12.4
Federal Home Loan Bank                    10.8
Federal Farm Credit Bank                   6.3
Money Market Fund                          1.0
                                         100.0%

               Money Market Fund
Commercial Paper                          52.2%
Repurchase Agreements                     17.5
Corporate Bonds                           11.0
Certificates of Deposit                   10.1
Funding Agreements                         2.8
U.S. Government Agency Obligations         2.8
Master Notes                               1.7
Municipal Securities                       1.4
Money Market Fund                          0.5
                                         100.0%

        Ohio Municipal Money Market Fund
General Obligation Bonds                  32.3%
Education Revenue Bonds                   24.4
Hospital/Nursing Homes Revenue Bonds      11.6
Water/Sewer Revenue Bonds                  7.5
Industrial Development Revenue Bonds       6.6
Pollution Control Revenue Bonds            6.1
Public Facilities Revenue Bonds            3.0
Other Revenue Bonds                        2.8
Transportation Revenue Bonds               2.3
Anticipation Notes                         1.7
Retirement Community Revenue Bonds         1.6
Money Market Funds                         0.1
                                         100.0%

   Pennsylvania Tax Exempt Money Market Fund
Education Revenue Bonds                   27.2%
Industrial Development Revenue Bonds      21.0
Hospital/Nursing Homes Revenue Bonds      17.3
General Obligation Bonds                   9.4
Pollution Control Revenue Bonds            7.2
Tax Exempt Commercial Paper                3.8
Retirement Community Revenue Bonds         3.6
Transportation Revenue Bonds               3.3
Water/Sewer Revenue Bonds                  3.0
Public Purpose Revenue Bonds               2.3
Other Revenue Bonds                        1.0
Money Market Funds                         0.5
Public Facilities Revenue Bonds            0.4
                                         100.0%

           Tax Exempt Money Market Fund
Education Revenue Bonds                   29.8%
Hospital/Nursing Homes Revenue Bonds      14.9
General Obligation Bonds                  14.2
Industrial Development Revenue Bonds      13.3
Public Facilities Revenue Bonds            7.1
Pollution Control Revenue Bonds            3.8
Transportation Revenue Bonds               3.8
Tax Exempt Commercial Paper                3.0
Anticipation Notes                         2.8
Public Purpose Revenue Bonds               2.6
Other Revenue Bonds                        2.2
Water/Sewer Revenue Bonds                  1.3
Retirement Community Revenue Bonds         1.1
Money Market Funds                         0.1
                                         100.0%

           Treasury Money Market Fund
U.S. Treasury Bills                       90.4%
U.S. Treasury Note                         8.5
Money Market Funds                         1.1
                                         100.0%

                                                                               5

Allegiant Money Market Funds
EXPENSE TABLES

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class B Shares and
Class C Shares of the Money Market Fund and which are described in the
Prospectus. Therefore, the information in the section labeled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds. If these transactional costs were included, your costs would be higher.

The "Annualized Expense Ratio" reflects the actual expenses for the period
(December 1, 2005 to May 31, 2006) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2006.

*    Expenses are equal to each Class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days
     (182) in the most recent fiscal half-year, then divided by 365.

**   Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1)
fees and other Fund expenses. Such expenses, which are deducted from a Fund's gross income, directly reduce the investment return of a Fund. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2005 to May 31, 2006).

The Expense Tables illustrate your Fund's costs in two ways.

o    Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value"
     shown is derived from the Fund's actual return, and "Expenses Paid During
     Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000
     (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading "Expenses Paid During Period".

o    Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund's costs with those of other mutual funds. It is based on your Fund's actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case -
     because the return used is not your Fund's actual return - the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange
     Commission (the "SEC") requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

                    Beginning     Ending                 Expenses
                     Account     Account    Annualized     Paid
                      Value       Value      Expense      During
                     12/1/05     5/31/06      Ratio       Period*

                          Government Money Market Fund
-----------------------------------------------------------------
Actual
Class I .........   $1,000.00   $1,020.88      0.40%       $2.02
Class A .........    1,000.00    1,019.61      0.65         3.27
Hypothetical**
Class I .........    1,000.00    1,022.94      0.40         2.02
Class A .........    1,000.00    1,021.69      0.65         3.28

                                Money Market Fund
-----------------------------------------------------------------
Actual
Class I .........   $1,000.00   $1,021.15      0.40%       $2.02
Class A .........    1,000.00    1,019.89      0.65         3.27
Class B  ........    1,000.00    1,016.26      1.36         6.84
Class C .........    1,000.00    1,016.25      1.36         6.84
Hypothetical**
Class I .........    1,000.00    1,022.94      0.40         2.02
Class A .........    1,000.00    1,021.69      0.65         3.28
Class B  ........    1,000.00    1,018.15      1.36         6.84
Class C .........    1,000.00    1,018.15      1.36         6.84

                        Ohio Municipal Money Market Fund
-----------------------------------------------------------------
Actual
Class I .........   $1,000.00   $1,014.61      0.31%        $1.56
Class A .........    1,000.00    1,013.35      0.56          2.81
Hypothetical**
Class I .........    1,000.00    1,023.39      0.31          1.56
Class A .........    1,000.00    1,022.14      0.56          2.82

                    Beginning     Ending                 Expenses
                     Account     Account    Annualized     Paid
                      Value       Value      Expense      During
                     12/1/05     5/31/06      Ratio       Period*

                    Pennsylvania Tax Exempt Money Market Fund
-----------------------------------------------------------------
Actual
Class I .........   $1,000.00   $1,014.66      0.32%       $1.61
Class A .........    1,000.00    1,013.41      0.57         2.86
Hypothetical**
Class I .........    1,000.00    1,023.34      0.32         1.61
Class A .........    1,000.00    1,022.09      0.57         2.87

                          Tax Exempt Money Market Fund
-----------------------------------------------------------------
Actual
Class I .........   $1,000.00   $1,014.52      0.31%       $1.56
Class A .........    1,000.00    1,013.26      0.56         2.81
Hypothetical**
Class I .........    1,000.00    1,023.39      0.31         1.56
Class A .........    1,000.00    1,022.14      0.56         2.82

                           Treasury Money Market Fund
-----------------------------------------------------------------
Actual
Class I .........   $1,000.00   $1,019.32      0.41%       $2.06
Class A .........    1,000.00    1,018.04      0.66         3.32
Hypothetical**
Class I .........    1,000.00    1,022.89      0.41         2.07
Class A .........    1,000.00    1,021.64      0.66         3.33

6

                                                   Allegiant Money Market Funds
                                              TRUSTEES AND OFFICERS OF THE TRUST

                                                                                 Principal                              Number of
                                                                               Occupation(s)                          Portfolios in
                         Position(s)        Length                          During Past 5 Years/                       Fund Complex
Name, Address1          Held with the       of Time                        Other Directorships3                          Overseen
Age                         Trust           Served2                         Held by Board Member                       by Trustee4
Independent Trustees

Robert D. Neary        Chairman of the       Since      Retired; Co-Chairman of Ernst & Young, 1984 - 1993;                 33
72                        Board and        February     Director, Strategic Distribution, Inc.; Director,
                           Trustee           1996       Commercial Metals Company.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy A. Berry           Trustee        Since April   President, Talon Industries, Inc. (administrative,                  33
62                                           2006       management and business consulting), since 1986;
                                                        Chairman and Director, Professionally Managed
                                                        Portfolios.
------------------------------------------------------------------------------------------------------------------------------------
Kelley J. Brennan          Trustee        Since April   Retired; Partner, PricewaterhouseCoopers LLP,                       33
63                                           2006       1981 - 2002.
------------------------------------------------------------------------------------------------------------------------------------
John F. Durkott            Trustee           Since      President and CEO, Kittle's Home Furnishings Center,                33
62                                         November     Inc. ("Kittle's"), since 2002; President and Chief
                                             1993       Operating Officer, Kittle's, 1982 - 2002; Partner, Kittle's
                                                        Bloomington Properties LLC, 1981 - 2003; KK&D LLC,
                                                        1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real
                                                        estate companies of Kittle's).
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst         Trustee and      Since June    Dean Emeritus, since 2003; Dean, 1981 - 2003; Garvice               33
67                     Chairman of the       1990       D. Kincaid Professor of Finance, since 1981; Gatton
                       Audit Committee                  College of Business and Economics, University of
                                                        Kentucky.
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein         Trustee        Since July    Retired; Executive Vice President and General Counsel,              33
68                                           1997       Eaton Corporation (global manufacturing), 1991 - 2000.
------------------------------------------------------------------------------------------------------------------------------------
Dale C. LaPorte            Trustee        Since April   Senior Vice President and General Counsel, Invacare                 33
64                                           2005       Corporation (manufacturer of health care products), since
                                                        2005; Partner, 1974 - 2005; Chairman of Executive
                                                        Committee, 2000 - 2004, Calfee, Halter & Griswold LLP.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert          Trustee       Since August   Chairman and CEO, Edward Howard & Co. (public                       33
47                                           2002       relations agency), since 2001; CEO, Edward Howard &
                                                        Co., 2000 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
John G. Breen5             Trustee       Since August   Retired; Chairman and CEO, The Sherwin Williams Co.                 33
72                                           2002       (manufacture, distribution and sale of coatings), until
                                                        2000; Director, Goodyear Tire & Rubber Co.; Director,
                                                        The Stanley Works.
------------------------------------------------------------------------------------------------------------------------------------
Timothy L. Swanson5    President, CEO        Since      Executive Vice President and Chief Investment Officer,              33
38                        and Chief        February     National City Corporation (bank holding company),
                        Legal Officer        2006       since 2003; Managing Director and Head of Equity
                                                        Management, Evergreen Private Asset Management,
                           Trustee        Since April   2002 - 2003; Senior Vice President and Head of Equity
                                             2006       Securities, Wachovia Asset Management, 1999 - 2002.
------------------------------------------------------------------------------------------------------------------------------------

                                                                               7

Allegiant Money Market Funds
TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                                          Number of
                                                                                       Principal                         Portfolios
                                                                                     Occupation(s)                         in the
                                  Position(s)       Length                        During Past 5 Years/                  Fund Complex
Name, Address1                   Held with the      of Time                      Other Directorships3                     Overseen
Age                                  Trust          Served2                       Held by Board Member                   by Trustee4
Officers

Kathleen T. Barr6                 Senior Vice        Since    Senior Vice President (formerly Vice President),               N/A
200 Public Square, 5th Floor   President, Chief    February   National City Bank, and Managing Director, Allegiant
Cleveland, OH 44114             Administrative       2003     Asset Management Group, since June 1999; Managing
51                             Officer and Chief              Director, Allegiant Asset Management Company, since May
                                  Compliance                  1996.
                                    Officer
------------------------------------------------------------------------------------------------------------------------------------
Patrick Glazar6                    Treasurer         Since    Assistant Vice President and Director, Accounting and          N/A
103 Bellevue Parkway                               February   Administration, PFPC Inc., since September 2002; Senior
Wilmington, DE 19809                                 2006     Manager, PFPC Inc., 1994 to 2002.
38
------------------------------------------------------------------------------------------------------------------------------------
John Kernan6                       Assistant         Since    Vice President, National City Bank, and Managing               N/A
200 Public Square, 5th Floor       Treasurer       February   Director of Fund Administration, Allegiant Asset
Cleveland, OH 44114                                  2005     Management Group, since July 2004; Vice President and
40                                                            Senior Director of Fund Administration, State Street
                                                              Bank and Trust Company, 1998 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Audrey C. Talley6                  Secretary         Since    Partner, Drinker Biddle & Reath LLP (law firm).                N/A
One Logan Square                                   February
18th and Cherry Streets                              2005
Philadelphia, PA 19103-6996
52
------------------------------------------------------------------------------------------------------------------------------------

1    Each Trustee can be contacted by writing to Allegiant Funds, c/o John
     Kernan, 200 Public Square, 5th Floor, Cleveland, OH 44114.

2    Each Trustee holds office until the next meeting of shareholders at which
     Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

3    Includes directorships of companies required to report to the SEC under the
     Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

4    The "Fund Complex" consists of all registered investment companies for which Allegiant Asset Management Company (the "Adviser") or any of its
     affiliates serves as investment adviser including Allegiant Funds
     ("Allegiant") and Allegiant Advantage Fund ("Advantage"). In addition to
     Allegiant, each Trustee serves as a Trustee of Advantage. Mr. Neary and Mr.
     Swanson also serve as Chairman and President/CEO/Chief Legal Officer, respectively, of Advantage. The number of portfolios overseen by the
     Trustees includes 32 portfolios of Allegiant and 1 portfolio of Advantage that are offered for sale as of the date of this Annual Report. The
     Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

5    Mr. Breen is considered to be an "interested person" of Allegiant as defined in the 1940 Act because he owns shares of common stock of National
     City Corporation ("NCC"), the indirect parent company of the Adviser. Mr.
     Swanson is considered to be an "interested person" of Allegiant because (1)
     he is Executive Vice President and Chief Investment Officer of NCC, and (2)
     he owns shares of common stock and options to purchase common stock of NCC.

6    Ms. Barr, Mr. Glazar, Mr. Kernan and Ms. Talley also serve as Officers of
     Advantage in their same capacities. Ms. Barr previously served as Assistant
     Treasurer and Compliance Officer of Allegiant and Advantage from August
     2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Allegiant and Advantage.
--------------------------------------------------------------------------------
For more information regarding the trustees and officers, please refer to the
Statement of Additional Information, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

8

                                                    Allegiant Money Market Funds
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Allegiant Funds

We have audited the accompanying statements of net assets of the Government
Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund,
Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, and
Treasury Money Market Fund (the "Funds") (six of the portfolios constituting the Allegiant Funds) as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds' internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
----------------------------------------
Philadelphia, Pennsylvania

July 17, 2006

                                                                               9

Allegiant Money Market Funds                  Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS                                  For the Years Ended May 31

          Net Asset                 Dividends   Net Asset
            Value,        Net       from Net      Value,
          Beginning   Investment   Investment      End       Total
           of Year     Income(+)     Income      of Year    Return
GOVERNMENT MONEY MARKET FUND
CLASS I
2006        $1.00       $0.04        $(0.04)      $1.00      3.69%
2005         1.00        0.02         (0.02)       1.00      1.58
2004         1.00        0.01         (0.01)       1.00      0.65
2003         1.00        0.01         (0.01)       1.00      1.15
2002         1.00        0.02         (0.02)       1.00      2.43
CLASS A
2006        $1.00       $0.03        $(0.03)      $1.00      3.43%
2005         1.00        0.01         (0.01)       1.00      1.33
2004         1.00           -*            -*       1.00      0.40
2003         1.00        0.01         (0.01)       1.00      0.89
2002         1.00        0.02         (0.02)       1.00      2.17
MONEY MARKET FUND
CLASS I
2006        $1.00       $0.04        $(0.04)      $1.00      3.75%
2005(1)      1.00        0.02         (0.02)       1.00      1.62
2004         1.00        0.01         (0.01)       1.00      0.67
2003         1.00        0.01         (0.01)       1.00      1.19
2002         1.00        0.02         (0.02)       1.00      2.41
CLASS A
2006        $1.00       $0.03        $(0.03)      $1.00      3.49%
2005(1)      1.00        0.01         (0.01)       1.00      1.37
2004         1.00           -*            -*       1.00      0.43
2003         1.00        0.01         (0.01)       1.00      0.94
2002         1.00        0.02         (0.02)       1.00      2.16
CLASS B
2006        $1.00       $0.03        $(0.03)      $1.00      2.76%
2005(1)      1.00        0.01         (0.01)       1.00      0.94
2004         1.00           -*            -*       1.00      0.43
2003         1.00        0.01         (0.01)       1.00      0.60
2002         1.00        0.02         (0.02)       1.00      1.44
CLASS C
2006        $1.00       $0.03        $(0.03)      $1.00      2.76%
2005(1)      1.00        0.01         (0.01)       1.00      0.94
2004         1.00           -*            -*       1.00      0.42
2003         1.00        0.01         (0.01)       1.00      0.60
2002         1.00        0.02         (0.02)       1.00      1.45

                                                        Ratio         Ratio of Net
                                      Ratio of Net   of Expenses   Investment Income
                         Ratio of     Investment     to Average   (Loss) to Average
           Net Assets    Expenses       Income       Net Assets       Net Assets
          End of Year   to Average    to Average    (Before Fee      (Before Fee
             (000)      Net Assets    Net Assets      Waivers)         Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS I
2006       $  576,444      0.41%         3.61%          0.49%            3.53%
2005          724,656      0.44          1.43           0.54             1.33
2004        1,554,598      0.42          0.65           0.52             0.55
2003        1,966,487      0.41          1.16           0.51             1.06
2002        2,195,174      0.39          2.31           0.49             2.21
CLASS A
2006       $  391,159      0.66%         3.36%          0.74%            3.28%
2005          441,606      0.69          1.18           0.79             1.08
2004          388,023      0.67          0.40           0.77             0.30
2003          593,867      0.66          0.91           0.76             0.81
2002          782,102      0.64          2.06           0.74             1.96
MONEY MARKET FUND
CLASS I
2006       $2,107,744      0.41%         3.65%          0.49%            3.57%
2005(1)     2,373,840      0.42          1.57           0.52             1.47
2004        2,920,107      0.43          0.68           0.53             0.58
2003        3,646,585      0.40          1.19           0.50             1.09
2002        3,533,294      0.40          2.33           0.50             2.23
CLASS A
2006       $  749,629      0.66%         3.40%          0.74%            3.32%
2005(1)       734,047      0.67          1.32           0.77             1.22
2004          902,676      0.68          0.43           0.78             0.33
2003        1,097,776      0.65          0.94           0.75             0.84
2002        1,763,870      0.65          2.08           0.75             1.98
CLASS B
2006       $      715      1.37%         2.69%          1.45%            2.61%
2005(1)         1,126      1.09          0.90           1.49             0.50
2004            1,129      0.68          0.43           1.48            (0.37)
2003            1,789      0.95          0.64           1.46             0.13
2002            1,332      1.36          1.37           1.46             1.27
CLASS C
2006       $      107      1.37%         2.69%          1.45%            2.61%
2005(1)           685      1.09          0.90           1.49             0.50
2004              671      0.68          0.43           1.48            (0.37)
2003            1,283      0.95          0.64           1.46             0.13
2002              218      1.36          1.37           1.46             1.27

*    Amount represents less than $0.005 per share.

(+)  Per share data calculated using average shares outstanding method.

(1)  The capital infusions described in Note 7 in Notes to Financial Statements resulted in a $0.001, $0.003, $0.001 and $0.000 effect to the net asset value per share of Class I, Class A, Class B and Class C, respectively, for the year ended May 31, 2005 and had no effect on the total return of the
     Fund.

See Notes to Financial Statements.

10

          Net Asset                 Dividends   Net Asset
            Value,        Net       from Net      Value,
          Beginning   Investment   Investment      End       Total
           of Year     Income(+)     Income      of Year    Return
OHIO MUNICIPAL MONEY MARKET FUND
CLASS I
2006        $1.00       $0.03        $(0.03)      $1.00      2.58%
2005         1.00        0.01         (0.01)       1.00      1.38
2004         1.00        0.01         (0.01)       1.00      0.70
2003         1.00        0.01         (0.01)       1.00      1.06
2002         1.00        0.02         (0.02)       1.00      1.77
CLASS A
2006        $1.00       $0.02        $(0.02)      $1.00      2.32%
2005         1.00        0.01         (0.01)       1.00      1.12
2004         1.00           -*            -*       1.00      0.45
2003         1.00        0.01         (0.01)       1.00      0.81
2002         1.00        0.02         (0.02)       1.00      1.55
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS I
2006        $1.00       $0.03        $(0.03)      $1.00      2.58%
2005         1.00        0.01         (0.01)       1.00      1.35
2004         1.00        0.01         (0.01)       1.00      0.69
2003         1.00        0.01         (0.01)       1.00      1.07
2002         1.00        0.02         (0.02)       1.00      1.76
CLASS A
2006        $1.00       $0.02        $(0.02)      $1.00      2.32%
2005         1.00        0.01         (0.01)       1.00      1.10
2004         1.00           -*            -*       1.00      0.43
2003         1.00        0.01         (0.01)       1.00      0.82
2002         1.00        0.02         (0.02)       1.00      1.54
TAX EXEMPT MONEY MARKET FUND
CLASS I
2006        $1.00       $0.03        $(0.03)      $1.00      2.58%
2005         1.00        0.01         (0.01)       1.00      1.36
2004         1.00        0.01         (0.01)       1.00      0.68
2003         1.00        0.01         (0.01)       1.00      1.04
2002         1.00        0.02         (0.02)       1.00      1.74
CLASS A
2006        $1.00       $0.02        $(0.02)      $1.00      2.33%
2005         1.00        0.01         (0.01)       1.00      1.10
2004         1.00           -*            -*       1.00      0.43
2003         1.00        0.01         (0.01)       1.00      0.79
2002         1.00        0.02         (0.02)       1.00      1.52
TREASURY MONEY MARKET FUND
CLASS I
2006        $1.00       $0.03        $(0.03)      $1.00      3.36%
2005         1.00        0.01         (0.01)       1.00      1.43
2004         1.00        0.01         (0.01)       1.00      0.54
2003         1.00        0.01         (0.01)       1.00      1.07
2002         1.00        0.02         (0.02)       1.00      2.23
CLASS A
2006        $1.00       $0.03        $(0.03)      $1.00      3.10%
2005         1.00        0.01         (0.01)       1.00      1.17
2004         1.00           -*            -*       1.00      0.29
2003         1.00        0.01         (0.01)       1.00      0.82
2002         1.00        0.02         (0.02)       1.00      1.98

                                                       Ratio         Ratio of Net
                                     Ratio of Net   of Expenses   Investment Income
                         Ratio of     Investment     to Average       to Average
           Net Assets    Expenses       Income       Net Assets       Net Assets
          End of Year   to Average    to Average    (Before Fee      (Before Fee
             (000)      Net Assets    Net Assets      Waivers)         Waivers)
OHIO MUNICIPAL MONEY MARKET FUND
CLASS I
2006        $315,415       0.31%         2.55%          0.45%            2.41%
2005         304,362       0.33          1.40           0.53             1.20
2004         238,433       0.34          0.70           0.54             0.50
2003         262,692       0.32          1.05           0.52             0.85
2002         185,180       0.31          1.72           0.51             1.52
CLASS A
2006        $ 55,993       0.56%         2.30%          0.70%            2.16%
2005          55,348       0.58          1.15           0.78             0.95
2004          48,535       0.59          0.45           0.79             0.25
2003          52,040       0.57          0.80           0.77             0.60
2002          57,544       0.53          1.50           0.73             1.30
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS I
2006        $ 80,340       0.32%         2.55%          0.49%            2.38%
2005          93,325       0.34          1.33           0.59             1.08
2004          97,248       0.34          0.69           0.59             0.44
2003         100,585       0.30          1.06           0.55             0.81
2002         112,169       0.34          1.69           0.59             1.44
CLASS A
2006        $ 42,149       0.57%         2.30%          0.74%            2.13%
2005          39,357       0.59          1.08           0.84             0.83
2004         104,046       0.59          0.44           0.84             0.19
2003          88,615       0.55          0.81           0.80             0.56
2002          61,754       0.56          1.47           0.81             1.22
TAX EXEMPT MONEY MARKET FUND
CLASS I
2006        $381,918       0.31%         2.55%          0.45%            2.41%
2005         436,206       0.33          1.35           0.53             1.15
2004         426,256       0.33          0.68           0.53             0.48
2003         545,100       0.31          1.03           0.51             0.83
2002         539,093       0.30          1.70           0.50             1.50
CLASS A
2006        $165,891       0.56%         2.30%          0.70%            2.16%
2005         137,814       0.58          1.10           0.78             0.90
2004         222,193       0.58          0.43           0.78             0.23
2003         267,874       0.56          0.78           0.76             0.58
2002         289,510       0.52          1.48           0.72             1.28
TREASURY MONEY MARKET FUND
CLASS I
2006        $164,992       0.43%         3.24%          0.48%            3.19%
2005         196,930       0.43          1.17           0.48             1.12
2004         578,023       0.43          0.54           0.48             0.49
2003         636,837       0.41          1.04           0.46             0.99
2002         468,283       0.40          2.12           0.45             2.07
CLASS A
2006        $ 12,814       0.68%         2.99%          0.73%            2.94%
2005          16,649       0.68          0.92           0.73             0.87
2004          24,611       0.68          0.29           0.73             0.24
2003          14,890       0.66          0.79           0.71             0.74
2002          17,270       0.65          1.87           0.70             1.82

                                                                              11

Allegiant Government Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                Par       Value
                                                               (000)      (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 42.8%
Federal Farm Credit Bank - 6.3%
   Federal Farm Credit Bank (FRN)
      4.961%, 07/25/06                                        $15,000   $ 15,000
      5.010%, 09/29/06                                         15,000     14,998
      4.962%, 10/04/06                                          3,450      3,450
      4.993%, 01/22/07                                         15,000     15,000
  Federal Farm Credit Bank (MTN)
      2.125%, 07/17/06                                          7,500      7,476
      2.375%, 10/02/06                                          2,900      2,873
      4.875%, 12/19/06                                          2,000      1,996
                                                                         -------
                                                                          60,793
--------------------------------------------------------------------------------
Federal Home Loan Bank - 10.8%
   Federal Home Loan Bank (FRN)
      4.770%, 06/13/06                                         24,300     24,300
      5.039%, 08/02/06                                         12,500     12,500
      4.805%, 12/22/06                                         20,000     19,994
      4.978%, 05/15/07                                         10,000     10,000
  Federal Home Loan Bank (MTN)
      2.070%, 06/02/06                                         10,000      9,999
      1.875%, 06/15/06                                         10,000      9,989
      3.500%, 08/15/06                                          5,000      4,987
      2.875%, 09/15/06                                            250        248
      2.625%, 10/16/06                                          5,000      4,955
      4.420%, 10/26/06                                            250        249
      3.750%, 01/16/07                                          4,585      4,545
  Federal Home Loan Bank
      3.000%, 08/18/06                                          3,000      2,988
                                                                         -------
                                                                         104,754
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 13.3%
   Federal Home Loan Mortgage Corporation (DN)
      5.172%, 12/29/06 (A)                                      5,000      4,853
   Federal Home Loan Mortgage Corporation (FRN)
      4.830%, 12/27/06                                          5,600      5,598
   Federal Home Loan Mortgage Corporation (MTN)
      2.090%, 07/06/06                                          7,337      7,319
      5.500%, 07/15/06                                         24,970     24,991
      2.625%, 07/21/06                                          1,655      1,650
      2.650%, 08/04/06                                          1,476      1,470
      2.750%, 08/15/06                                         44,098     43,909
      4.500%, 11/03/06                                          2,000      1,994
      3.750%, 11/15/06                                         25,000     24,843
      2.875%, 12/15/06                                         12,000     11,851
                                                                         -------
                                                                         128,478
--------------------------------------------------------------------------------
Federal National Mortgage Association - 12.4%
   Federal National Mortgage Association (FRN)
      4.725%, 09/07/06                                         25,000     24,997
   Federal National Mortgage Association (MTN)
      3.010%, 06/02/06                                         10,000     10,000
      2.500%, 06/15/06                                         20,570     20,553
      7.120%, 07/03/06                                          2,000      2,004
      3.250%, 07/12/06                                         15,000     14,973
      3.250%, 07/31/06                                          4,450      4,440
      2.750%, 08/11/06                                          3,000      2,989
      4.050%, 08/14/06                                         10,000      9,978
      4.375%, 10/15/06                                          9,900      9,877
      3.000%, 11/22/06                                         10,000      9,897
      3.250%, 12/21/06                                          5,649      5,588
      3.500%, 12/28/06                                          5,000      4,951
                                                                         -------
                                                                         120,247
--------------------------------------------------------------------------------

                                                                 Par      Value
                                                                (000)     (000)
Total U.S. Government Agency Obligations
   (Cost $414,272)
                                                                        $414,272
--------------------------------------------------------------------------------

                                                                 Number
                                                               of Shares
MONEY MARKET FUND - 1.0%
   BlackRock Liquidity Funds FedFund                           9,710,915   9,711
   (Cost $9,711)

                                                                 Par
                                                                (000)
REPURCHASE AGREEMENTS - 56.1%
   Bank of America
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $203,028,364, collateralized
      by Federal Home Loan Mortgage Corporation
      Bonds and Federal National Mortgage
      Association Bonds, 4.041% to 6.500%, due
      07/01/33 to 06/01/36, total market value
      $207,060,000)                                           $203,000   203,000
   Deutsche Bank
      5.040% (dated 05/31/06, due 06/01/06,
      repurchase price $205,028,700, collateralized
      by Federal Home Loan Mortgage Corporation
      Bond, Federal National Mortgage Association
      Bonds and Government National Mortgage
      Association Bonds, 3.815% to 7.000%, due
      09/01/14 to 11/01/40, total market value
      $209,100,000)                                            205,000   205,000
   Goldman Sachs
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $45,006,288, collateralized by
      Federal Home Loan Mortgage Corporation
      Bond and Federal National Mortgage
      Association Bonds, 3.790% to 5.500%, due
      07/01/13 to 07/01/35, total market value
      $45,900,000)                                              45,000    45,000
   Greenwich Capital
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $45,006,288, collateralized by
      Federal Home Loan Mortgage Corporation
      Bond, 5.777%, due 05/01/36, total market
      value $45,903,634)                                        45,000    45,000
   Morgan Stanley
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $45,006,288, collateralized by
      Federal National Mortgage Association Bond,
      5.237%, due 09/01/34, total market value
      $46,099,786)                                              45,000    45,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $543,000)                                                       543,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
   (Cost $966,983)*                                                      966,983
--------------------------------------------------------------------------------

12

                                                                         Value
                                                                         (000)
Other Assets & Liabilities - 0.1%

   Dividends Payable
      Class I                                                          $ (1,968)
      Class A                                                            (1,066)
   Investment Advisory Fees Payable                                        (194)
   12b-1 Fees Payable
      Class I                                                               (43)
      Class A                                                               (67)
   Administration Fees Payable                                              (46)
   Custody Fees Payable                                                      (3)
   Trustees' Fees Payable                                                   (73)
   Other                                                                  4,080
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                            620
--------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                              $967,603
--------------------------------------------------------------------------------

Net Assets:
Shares of Beneficial Interest (Unlimited
   Authorization - No Par Value)                                        $967,641
Accumulated Net Realized Loss on Investments                                (38)
--------------------------------------------------------------------------------
Total Net Assets                                                       $967,603
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per
   Share - Class I
   ($576,444,202 / 576,425,466 outstanding shares
   of beneficial interest)                                             $   1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per
   Share - Class A
   ($391,159,229 / 391,193,891 outstanding shares
   of beneficial interest)                                             $   1.00
--------------------------------------------------------------------------------

*    Aggregate cost for Federal income tax purposes is (000) $966,993.

Gross unrealized appreciation (000)   $  -
Gross unrealized depreciation (000)    (10)
                                      ----
Net unrealized depreciation (000)     $(10)
                                      =====

(A) Zero Coupon Bond -  the rate shown is the effective yield at purchase date.

DN - Demand Note
FRN - Floating Rate Note: the rate shown is the rate in effect on May 31, 2006, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.
MTN - Medium Term Note

See Notes to Financial Statements.

                                                                              13

Allegiant Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                 Par      Value
                                                                (000)     (000)
COMMERCIAL PAPER(+) - 52.3%
Banks - 2.5%
   ANZ
      4.845%, 06/26/06                                         $30,000   $29,899
   Deutsche Bank Financial
      5.070%, 06/01/06                                          10,000    10,000
      5.020%, 06/02/06                                          20,000    19,997
   Societe Generale North America
      4.840%, 06/12/06                                          10,500    10,485
                                                                         -------
                                                                          70,381
--------------------------------------------------------------------------------
Finance-Automotive - 2.0%
   DaimlerChrysler Revolving Auto Conduit
      5.000%, 06/01/06                                           1,149     1,149
      4.890%, 06/26/06                                          22,641    22,564
      5.030%, 07/05/06                                          15,000    14,929
      5.040%, 07/14/06                                          20,000    19,879
                                                                         -------
                                                                          58,521
--------------------------------------------------------------------------------
Financial Conduits - 41.5%
   Amstel Funding
      4.760%, 06/05/06                                          15,367    15,359
      5.060%, 08/15/06                                          30,000    29,684
   Atlantis One Funding
      4.920%, 06/20/06                                          20,000    19,948
      5.030%, 07/17/06                                          20,000    19,872
      5.050%, 08/11/06                                          13,388    13,255
   Cancara Asset Securitization
      4.930%, 06/12/06                                          20,000    19,970
      5.010%, 06/16/06                                          20,000    19,958
      4.970%, 07/18/06                                          14,320    14,227
      5.060%, 08/14/06                                          15,682    15,519
   Ciesco
      4.910%, 06/08/06                                          30,000    29,971
      5.110%, 08/04/06                                          10,000     9,909
   Clipper Receivables
      5.010%, 06/07/06                                          30,000    29,975
   Edison Asset Securitization LLC
      5.010%, 07/05/06                                          15,366    15,293
      5.030%, 07/17/06                                           8,881     8,824
      5.080%, 08/08/06                                          10,000     9,904
   Fountain Square Funding
      5.000%, 07/05/06                                          21,723    21,620
      4.970%, 07/14/06                                          11,604    11,535
      4.980%, 07/17/06                                          12,820    12,738
   Galaxy Funding
      5.015%, 06/22/06                                          30,000    29,912
      5.010%, 07/05/06                                          15,000    14,929
      5.040%, 07/24/06                                          20,000    19,853
      5.060%, 08/17/06                                          14,000    13,849
   Gemini Securitization
      4.850%, 06/05/06                                          20,031    20,020
      4.810%, 06/19/06                                          30,000    29,928
   Govco
      4.975%, 07/21/06                                          20,000    19,862
      5.060%, 08/15/06                                          19,500    19,294
   Greyhawk Funding LLC
      5.020%, 06/19/06                                          30,000    29,925
      4.940%, 06/21/06                                          20,000    19,945
      5.020%, 06/26/06                                          20,000    19,930
   Liberty Street Funding
      5.010%, 06/06/06                                          20,000    19,986
      5.010%, 06/16/06                                          30,000    29,937

                                                              Par        Value
                                                             (000)       (000)
      4.950%, 06/29/06                                      $18,646   $   18,574
   Market Street Funding
      4.930%, 06/05/06                                       20,000       19,989
      5.010%, 06/12/06                                       15,000       14,977
      4.890%, 07/05/06                                       30,000       29,862
      5.010%, 07/06/06                                       15,000       14,927
   Mont Blanc Capital
      5.010%, 06/19/06                                       20,000       19,950
   New Center Asset Trust
      5.020%, 06/16/06                                       30,000       29,937
      5.050%, 06/20/06                                       20,000       19,947
   Old Line Funding
      5.010%, 06/20/06                                       29,000       28,923
   Park Avenue Receivables
      5.000%, 06/15/06                                       30,000       29,942
   Perry Global Funding LLC
      5.060%, 08/09/06                                       21,881       21,669
   Public Square Funding
      5.080%, 06/01/06                                       40,000       40,000
   Scaldis Capital LLC
      4.750%, 06/02/06                                       30,000       29,996
      4.800%, 06/13/06                                       20,250       20,218
      4.840%, 07/17/06                                       10,000        9,938
   Sheffield Receivables
      5.010%, 06/20/06                                       30,000       29,921
      5.100%, 08/03/06                                       15,120       14,985
   Solitaire Funding
      5.010%, 06/05/06                                       30,000       29,983
      4.895%, 07/05/06                                       10,000        9,954
   Three Pillars Funding
      4.980%, 07/20/06                                       15,322       15,218
   Three Rivers Funding
      5.010%, 06/13/06                                       20,000       19,967
      5.020%, 06/22/06                                       20,000       19,941
      5.020%, 07/26/06                                       20,000       19,847
   Thunder Bay Funding LLC
      4.840%, 06/19/06                                       20,000       19,952
      4.970%, 07/17/06                                       20,000       19,873
   Variable Funding Capital
      4.920%, 06/19/06                                       20,000       19,951
      5.010%, 07/07/06                                       12,130       12,069
                                                                       ---------
                                                                       1,185,441
--------------------------------------------------------------------------------
Financial Services - 6.3%
   Allianz Finance
      4.780%, 06/06/06                                       30,000       29,980
      4.900%, 07/12/06                                       35,000       34,805
   Dexia Delaware LLC
      4.910%, 06/19/06                                       30,000       29,927
   ING America Insurance Holdings
      5.020%, 07/24/06                                       10,000        9,926
   ING Funding LLC
      4.995%, 07/05/06                                       13,000       12,939
   National Rural Utilities Cooperative Finance
      5.020%, 06/26/06                                       31,465       31,355
   UBS Finance
      4.860%, 06/06/06                                       10,600       10,593
      4.925%, 07/14/06                                       20,000       19,882
                                                                       ---------
                                                                         179,407
--------------------------------------------------------------------------------
Total Commercial Paper
   (Cost $1,493,750)                                                   1,493,750
--------------------------------------------------------------------------------

14

                                                                Par       Value
                                                               (000)      (000)
CORPORATE BONDS - 11.0%
Banks - 4.5%
   American Express Bank (FRN)
      5.041%, 01/26/07                                        $30,000   $ 29,997
   Barclays Bank PLC (FRN)
      5.023%, 06/21/06                                         20,000     20,000
   Credit Suisse First Boston (FRN)
      5.060%, 07/19/06                                         20,000     20,000
   Royal Bank of Scotland (FRN)
      4.979%, 07/05/06                                         10,100     10,100
   Wachovia Bank (FRN)
      5.050%, 10/02/06                                         30,000     30,000
   Wells Fargo (FRN)
      5.000%, 09/15/06                                         20,000     20,008
                                                                         -------
                                                                         130,105
--------------------------------------------------------------------------------
Financial Services - 5.2%
   American Honda Finance (FRN)
      5.060%, 09/11/06 (A)                                      5,500      5,503
   General Electric Capital (FRN)
      5.060%, 09/18/06                                         20,000     20,007
   Goldman Sachs (FRN) (MTN)
      5.062%, 08/01/06                                         25,000     25,003
   Greenwich Capital (FRN)
      5.019%, 10/05/06                                         35,000     35,000
   Merrill Lynch (FRN) (MTN)
      5.280%, 10/27/06                                         27,575     27,596
      5.050%, 05/29/07                                         25,000     25,000
   PACCAR Financial (FRN) (MTN)
      4.750%, 06/05/06                                         10,000     10,000
                                                                         -------
                                                                         148,109
--------------------------------------------------------------------------------
Insurance - 1.3%
   Metropolitan Life Global Funding I (FRN)
      5.370%, 08/28/06 (A)                                     36,000     36,013
--------------------------------------------------------------------------------
Total Corporate Bonds
   (Cost $314,227)                                                       314,227
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 10.1%
Euro - 3.8%
   BNP Paribas
      5.090%, 12/13/06                                         30,000     29,977
   Deutsche Bank
      5.160%, 10/13/06                                         30,000     30,000
   HSBC Bank
      5.250%, 11/08/06                                         20,000     20,001
   Societe Generale
      4.910%, 11/07/06                                         30,000     29,986
                                                                         -------
                                                                         109,964
--------------------------------------------------------------------------------
Yankee - 6.3%
   BNP Paribas NY
      4.580%, 06/06/06                                         25,000     25,000
   Credit Suisse NY
      5.380%, 05/15/07                                         20,000     20,000
   Deutsche Bank NY
      4.625%, 07/06/06                                         25,000     25,000
   Fortis Bank NY
      5.035%, 07/03/06                                         13,000     13,000
   HBOS Treasury Services NY
      4.610%, 06/16/06                                         15,000     15,000
   Rabobank Nederland NY
      4.600%, 06/15/06                                         15,000     15,000

                                                                Par       Value
                                                               (000)      (000)
      4.190%, 08/28/06                                        $ 2,275   $  2,270
   Societe Generale NY
      4.620%, 07/10/06                                         25,000     25,000
   Svenska Handelsbanken NY
      5.055%, 02/20/07                                         30,000     29,990
   Toronto Dominion NY
      3.852%, 07/05/06                                         10,000      9,990
                                                                        --------
                                                                         180,250
--------------------------------------------------------------------------------
Total Certificates of Deposit
   (Cost $290,214)                                                       290,214
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.8%
Federal Farm Credit Bank - 0.7%
   Federal Farm Credit Bank (FRN)
      5.010%, 09/29/06                                         19,000     18,998
--------------------------------------------------------------------------------
Federal Home Loan Bank - 1.0%
   Federal Home Loan Bank (FRN)
      4.805%, 12/22/06                                         30,000     29,991
--------------------------------------------------------------------------------
Federal National Mortgage Association - 1.1%
   Federal National Mortgage Association (FRN)
      4.725%, 09/07/06                                         30,000     29,996
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $78,985)                                                         78,985
--------------------------------------------------------------------------------
FUNDING AGREEMENTS - 2.8%
   MetLife Funding Agreement (FRN)
      4.990%, 09/15/06 (B)                                     40,000     40,000
   New York Life Funding Agreement (FRN)
      5.050%, 06/07/06 (B)                                     40,000     40,000
--------------------------------------------------------------------------------
Total Funding Agreements
   (Cost $80,000)                                                         80,000
--------------------------------------------------------------------------------
MASTER NOTES - 1.7%
Banks - 1.7%
   Banc of America (FRN)
      5.133%, 11/06/06                                         30,000     30,000
      5.133%, 11/12/06                                         20,000     20,000
--------------------------------------------------------------------------------
Total Master Notes
   (Cost $50,000)                                                         50,000
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES - 1.4%
Colorado - 0.4%
   Denver City & County School District (COP)
      Series A (AMBAC) (VRDN)
      5.060%, 12/15/18                                          6,200      6,200
   Denver City & County School District (COP)
      Series B (AMBAC) (VRDN)
      5.060%, 12/15/18                                          6,200      6,200
                                                                        --------
                                                                          12,400
--------------------------------------------------------------------------------
Connecticut - 0.4%
   Connecticut State Housing Finance Authority
      (RB) Series F-1 (AMBAC) (VRDN)
      5.000%, 11/15/16                                          9,969      9,969
--------------------------------------------------------------------------------

                                                                              15

Allegiant Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                  Par     Value
                                                                 (000)    (000)
MUNICIPAL SECURITIES - continued
Georgia - 0.6%
   Aquarium Parking Deck (RB)
      (LOC - SunTrust Bank) (VRDN)
      5.080%, 04/01/20                                          $9,800   $ 9,800
   Savannah College of Art & Design (RB)
      (LOC - Bank of America) (VRDN)
      5.080%, 04/01/24                                           7,300     7,300
                                                                         -------
                                                                          17,100
--------------------------------------------------------------------------------
Total Municipal Securities
   (Cost $39,469)                                                         39,469
--------------------------------------------------------------------------------

                                                               Number
                                                             of Shares
MONEY MARKET FUND - 0.5%
   BlackRock Liquidity Funds TempFund                        14,527,069   14,527
   (Cost $14,527)

                                                                 Par
                                                                (000)
REPURCHASE AGREEMENTS - 17.5%
   Bank of America
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $44,006,148, collateralized by
      Federal National Mortgage Association Bonds,
      3.702% to 5.500%, due 05/01/21 to 06/01/34,
      total market value $44,880,000)                         $ 44,000    44,000
   Deutsche Bank
      5.040% (dated 05/31/06, due 06/01/06,
      repurchase price $42,005,880, collateralized by
      Federal Home Loan Mortgage Corporation
      Bonds, Federal National Mortgage Association
      Bonds and Government National Mortgage
      Association Bonds, 4.515% to 6.000%, due
      08/01/08 to 04/01/36, total market value
      $42,840,000)                                              42,000    42,000
   Goldman Sachs
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $255,035,629, collateralized
      by Federal Home Loan Mortgage Corporation
      Bond and Federal National Mortgage
      Association Bonds, 4.500% to 6.500, due
      01/01/17 to 04/01/36, total market value
      $260,100,000)                                            255,000   255,000
   Greenwich Capital
      5.030% (dated 05/31/06, due 06/01/06,
      repurchase price $105,014,671, collateralized
      by Federal National Mortgage Association
      Bonds, 5.291% to 6.516%, due 09/01/17 to
      05/01/36, total market value $107,101,961)               105,000   105,000

                                                             Par         Value
                                                            (000)        (000)
Morgan Stanley
   5.030% (dated 05/31/06, due 06/01/06,
   repurchase price $55,007,685, collateralized by
   Federal National Mortgage Association Bonds,
   5.500% to 6.000%, due 11/01/22 to 04/01/36,
   total market value $56,366,838)                         $55,000      $55,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $501,000)                                                      501,000

TOTAL INVESTMENTS - 100.1%
   (Cost $2,862,172)*                                                 2,862,172
--------------------------------------------------------------------------------

Other Assets & Liabilities - (0.1)%

   Dividends Payable
      Class I                                                            (8,055)
      Class A                                                            (1,916)
   Investment Advisory Fees Payable                                        (603)
   12b-1 Fees Payable
      Class I                                                              (228)
      Class A                                                              (121)
   Administration Fees Payable                                             (145)
   Custody Fees Payable                                                     (10)
   Trustees' Fees Payable                                                  (208)
   Other                                                                  7,309
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                         (3,977)
--------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                            $2,858,195
--------------------------------------------------------------------------------

16

                                                                        Value
                                                                        (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
   Authorization - No Par Value)                                     $2,859,961
Distributions in Excess of Net Investment Income                             (1)
Accumulated Net Realized Loss on Investments                             (1,765)
--------------------------------------------------------------------------------
Total Net Assets                                                     $2,858,195
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class I ($2,107,744,183 /
   2,108,940,932 outstanding shares of beneficial
   interest)                                                         $     1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class A ($749,629,033 /
   750,187,572 outstanding shares of beneficial
   interest)                                                         $     1.00
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share - Class B ($715,419 / 715,815
   outstanding shares of beneficial interest)                        $     1.00
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share - Class C ($106,734 / 106,346
   outstanding shares of beneficial interest)                        $     1.00
--------------------------------------------------------------------------------

*    Also cost for federal income tax purposes.

(+)  The rate shown is the effective yield at purchase date.

(A)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $41,516 and represents 1.5% of net assets as of May 31, 2006.

(B)  Illiquid Security. Total market value of illiquid securities is (000)
     $80,000 and represents 2.8% of net assets as of May 31, 2006.

AMBAC - American Municipal Bond Assurance Corporation
COP - Certificate of Participation
FRN - Floating Rate Note: the rate shown is the rate in effect on
      May 31, 2006, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a
      predetermined index.
LLC - Limited Liability Company
LOC - Letter of Credit
MTN - Medium Term Note
PLC - Public Liability Company
RB - Revenue Bond
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on
       May 31, 2006, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

                                                                              17

Allegiant Ohio Municipal Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                 Par      Value
                                                                (000)     (000)
MUNICIPAL SECURITIES - 99.2%
Ohio - 99.2%
   Allen County Health Care Facilities, Mennonite
      Memorial Home Project (RB)
      (LOC - Wells Fargo Bank) (VRDN)
      3.480%, 02/01/18                                         $ 2,470   $ 2,470
   Brooklyn (BAN) (GO)
      4.250%, 05/23/07                                           1,120     1,125
   Butler County (BAN) (GO) Series C
      4.000%, 09/21/06                                           2,420     2,428
   Clark County (BAN) (GO)
      3.900%, 03/27/07                                           2,180     2,184
   Cleveland Waterworks (RB) Series L (FGIC) (VRDN)
      3.450%, 01/01/33                                          11,395    11,395
   Cleveland Waterworks (RB) Series M (FSA) (VRDN)
      3.450%, 01/01/33                                           2,490     2,490
   Columbus (GO) Series 1 (VRDN)
      3.440%, 06/01/16                                           2,750     2,750
   Columbus (GO) Series 2
      5.500%, 06/15/06                                             375       375
   Columbus Sewer & Water Improvement Authority (RB) (VRDN)
      3.470%, 06/01/11                                           5,700     5,700
   Coshocton County Hospital Facilities Authority,
      Memorial Hospital Project (RB) (LOC - Bank One) (VRDN)
      3.490%, 03/01/19                                           1,000     1,000
   Cuyahoga County Civic Facility, Oriana Services
      Project (RB) (LOC - Bank One) (VRDN)
      3.700%, 04/01/16                                           1,470     1,470
   Cuyahoga County Economic Development
      Authority, Cleveland Animal League Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      3.490%, 10/01/22                                           1,870     1,870
   Cuyahoga County Economic Development
      Authority, Gilmour Academy Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.490%, 02/01/22                                           2,100     2,100
   Cuyahoga County Economic Development
      Authority, Magnificat High School Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      3.470%, 06/01/30                                           1,880     1,880
   Cuyahoga County Economic Development
      Authority, Positive Education Program (RB)
      (LOC - Key Bank) (VRDN)
      3.540%, 08/01/20                                           2,570     2,570
   Cuyahoga County Port Authority, Laurel School
      Project (RB) (LOC - Key Bank) (VRDN)
      3.540%, 06/01/24                                           4,400     4,400
   Delaware County (BAN) (GO)
      4.000%, 08/15/06                                           1,270     1,273
   Dublin City School District (BAN) (GO)
      3.390%, 11/16/06                                           3,000     3,003
   Franklin County Health Care Facility,
      Creekside at the Village Project (RB)
      (LOC - Key Bank) (VRDN)
      3.490%, 05/01/34                                           2,435     2,435

                                                                 Par      Value
                                                                (000)     (000)
Franklin County Health Care Facility, Friendship
   Village of Dublin Project (RB) Series B
   (LOC - Lasalle Bank) (VRDN)
   3.480%, 11/01/34                                            $ 7,120   $ 7,120
Franklin County Hospital Authority, Holy Cross
   Health Systems Project (RB) (VRDN)
   3.450%, 06/01/16                                             12,550    12,550
Franklin County Industrial Development Revenue
   Authority, Bricker & Eckler Project (RB)
   (LOC - Bank One) (VRDN)
   4.090%, 11/01/14                                              2,450     2,450
Franklin County, Trinity Health Credit Group
   Project (RB) Series F (VRDN)
   3.450%, 12/01/30                                             15,500    15,500
Fulton County, Fulton County
   Health Center Project (RB)
   (LOC - JPMorgan Chase) (VRDN)
   3.230%, 11/01/35                                              1,300     1,300
Geauga County Health Care Facilities, Montefiore
   Housing Corporation Project (RB)
   (LOC - Key Bank) (VRDN)
   3.540%, 01/01/26                                              1,940     1,940
Greene County (BAN) (GO)
   4.500%, 12/14/06                                              1,000     1,006
Hamilton (BAN) Series A
   4.500%, 09/15/06                                              1,000     1,002
Hamilton County Economic Development
   Authority, Cincinnati Arts Association Project
   (RB) (LOC - Fifth Third Bank) (VRDN)
   3.490%, 11/01/23                                              1,000     1,000
Hamilton County Economic Development
   Authority, Cincinnati-Hamilton Project (RB)
   (LOC - Fifth Third Bank) (VRDN)
   3.490%, 09/01/25                                                835       835
Hamilton County Economic Development
   Authority, Jordon Complex Project (RB)
   (LOC - Fifth Third Bank) (VRDN)
   3.490%, 12/01/24                                              1,000     1,000
Hamilton County Economic Development
   Authority, Taft Museum Project (RB)
   (LOC - Fifth Third Bank) (VRDN)
   3.490%, 05/01/27                                              3,125     3,125
Hamilton County Health Care Facilities
   Authority, Twin Towers & Twin Lakes Project
   (RB) Series A (LOC - U.S. Bank) (VRDN)
   3.500%, 07/01/23                                              3,000     3,000
Hamilton County Hospital Facilities,
   Children's Hospital Medical Center (RB)
   (LOC - U.S. Bank) (VRDN)
   3.470%, 05/15/28                                              7,300     7,300
Hamilton County Hospital Facilities, Health
   Alliance (RB) Series B (MBIA) (VRDN)
   3.210%, 01/01/18                                              2,700     2,700
Hamilton County Hospital Facilities, Health
   Alliance (RB) Series F (MBIA) (VRDN)
   3.210%, 01/01/18                                              3,095     3,095
Hamilton Waste Water System (BAN) (GO)
   4.250%, 01/25/07                                              1,150     1,156
Hancock County (BAN) (GO) Series A
   4.250%, 11/10/06                                              1,000     1,005

18

                                                                 Par      Value
                                                                (000)     (000)
MUNICIPAL SECURITIES - continued
Ohio - continued
   Highland Heights (BAN) (GO)
      3.500%, 10/05/06                                         $   800   $   801
   Hunting Valley (BAN) (GO)
      3.750%, 10/05/06                                           1,000     1,002
   Jefferson Local School District, Madison County
      (BAN) (GO)
      4.000%, 11/28/06                                           2,300     2,306
   Kent State University General Receipts (RB)
      (MBIA) (VRDN)
      3.280%, 05/01/31                                          22,505    22,505
   Lakewood City School District (BAN) (GO)
      3.500%, 09/14/06                                           5,000     5,007
   Lima Hospital Facilities Authority, Lima
      Memorial Hospital Project (RB)
      (LOC - Bank One) (VRDN)
      3.540%, 12/01/10                                             915       915
      3.560%, 06/01/33                                           2,300     2,300
   Logan County, Sewer System Improvement
      (BAN) (GO)
      4.210%, 02/07/07                                             365       367
   Lucas County Healthcare Facilities, Sunset
      Retirement Community Project (RB) Series B
      (LOC - Fifth Third Bank) (VRDN)
      3.470%, 08/15/30                                             495       495
   Middleberg Heights Hospital Authority,
      Southwest General Health Care Center
      Project (RB) (FSA)
      6.750%, 08/15/06                                           1,400     1,410
   North Ridgeville (BAN) (GO)
      4.000%, 09/21/06                                           1,000     1,002
      4.500%, 09/21/06                                           1,000     1,002
   Ohio State (GO) Series B (VRDN)
      3.200%, 08/01/17                                          14,075    14,075
      3.210%, 08/01/21                                           3,800     3,800
   Ohio State (GO) Series D (VRDN)
      3.200%, 02/01/19                                          13,600    13,600
   Ohio State Air Quality Development Authority,
      Ohio Edison Project (RB) Series A
      (LOC - Wachovia Bank) (VRDN)
      3.200%, 02/01/14                                          16,550    16,550
   Ohio State Air Quality Pollution Control
      Development Authority, Timken Company
      Project (RB) (LOC - Key Bank) (VRDN)
      3.200%, 06/01/33                                           6,000     6,000
   Ohio State Higher Educational Facilities
      Commission (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.870%, 09/01/25                                           1,750     1,750
  Ohio State Higher Educational Facilities
      Commission, Ashland University Project (RB)
      (LOC - Key Bank) (VRDN)
      3.520%, 09/01/24                                           4,700     4,700
   Ohio State Higher Educational Facilities
      Commission, Case Western Reserve University
      Project (RB) Series A (VRDN)
      3.200%, 10/01/31                                          15,975    15,975
   Ohio State Higher Educational Facilities
      Commission, Kenyon College Project (RB)
      Series K (VRDN)
      3.250%, 08/01/33                                           1,100     1,100

                                                                 Par      Value
                                                                (000)     (000)
Ohio State Higher Educational Facilities
   Commission, Oberlin College Project (RB)
   Series A (VRDN)
   3.200%, 10/01/29                                            $17,905   $17,905
Ohio State Higher Educational Facilities
   Commission, Pooled Financing Program (RB)
   Series A (LOC - Fifth Third Bank) (VRDN)
   3.560%, 09/01/24                                              3,490     3,490
   3.820%, 09/01/26                                                250       250
   3.540%, 09/01/27                                                490       490
Ohio State Higher Educational Facilities
   Commission, Xavier University Project (RB)
   (LOC - U.S. Bank) (VRDN)
   3.420%, 05/01/15                                              4,800     4,800
Ohio State Higher Educational Facilities
   Commission, Xavier University Project (RB)
   Series B (LOC - U.S. Bank) (VRDN)
   3.420%, 11/01/30                                              7,150     7,150
Ohio State Infrastructure (GO) Series A (VRDN)
   3.200%, 02/01/23                                              2,105     2,105
Ohio State University General Receipts (RB)
   (FSA) (VRDN)
   3.540%, 12/01/26                                                800       800
Ohio State University General Receipts (RB) (VRDN)
   3.470%, 12/01/21                                              1,050     1,050
Ohio State Water Development Authority, Pure
   Water (RB) Series B (MBIA) (VRDN)
   3.210%, 12/01/18                                              4,790     4,790
Ohio State Water Development Authority,
   Timken Company Project (RB)
   (LOC - Northern Trust Company) (VRDN)
   3.200%, 11/01/25                                              2,000     2,000
Ohio State Water Development Authority,
   Timken Company Project (RB)
   (LOC - Wachovia Bank) (VRDN)
   3.250%, 05/01/07                                              3,900     3,900
Penta County Career Center (TAN)
   4.250%, 03/01/07                                              3,000     3,016
Portage County Health Care Facility,
   Hattie Larham Project (RB)
   (LOC - Bank One) (VRDN)
   3.700%, 02/01/17                                              2,040     2,040
Rocky River, Lutheran West High School Project
   (RB) (LOC - Fifth Third Bank) (VRDN)
   3.490%, 12/01/22                                              2,500     2,500
Sandy Valley Local School District (BAN) (GO)
   4.250%, 06/21/06                                              1,000     1,000
Scioto County Hospital Facilities Authority, VHA
   Central Capital Asset Financing Program (RB)
   Series C (AMBAC) (VRDN)
   3.240%, 12/01/25                                              2,800     2,800
Scioto County Hospital Facilities Authority, VHA
   Central Capital Asset Financing Program (RB)
   Series D (AMBAC) (VRDN)
   3.240%, 12/01/25                                              1,150     1,150
Scioto County Hospital Facilities Authority, VHA
   Central Capital Asset Financing Program (RB)
   Series E (AMBAC) (VRDN)
   3.240%, 12/01/25                                              1,065     1,065

                                                                              19

Allegiant Ohio Municipal Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                 Par      Value
                                                                (000)     (000)
MUNICIPAL SECURITIES - continued
Ohio - continued
   Scioto County Hospital Facilities Authority, VHA
      Central Capital Asset Financing Program (RB)
      Series F (AMBAC) (VRDN)
      3.240%, 12/01/25                                         $ 1,175   $ 1,175
   Scioto County Hospital Facilities Authority, VHA
      Central Capital Asset Financing Program (RB)
      Series G (AMBAC) (VRDN)
      3.240%, 12/01/25                                             650       650
   Shaker Heights City School District (BAN) (GO)
      4.000%, 10/19/06                                             570       572
   Sharonville Industrial Development Authority,
      Edgecomb Metals Project (RB)
      (LOC - Wells Fargo Bank) (VRDN)
      3.480%, 11/01/09                                           4,360     4,360
   Solon (BAN) (GO)
      3.750%, 11/29/06                                           2,000     2,004
   Toledo City Services Special Assessment Notes
      (LOC - State Street Bank & Trust) (VRDN)
      3.470%, 06/01/08                                           7,100     7,100
   Toledo-Lucas County Port Authority (RB)
      Series C (LOC - Sovereign Bank) (VRDN)
      3.470%, 05/15/38                                           8,500     8,500
   Trenton (BAN) (GO)
      4.250%, 03/14/07                                           2,200     2,211
   Union County (BAN) (GO)
      3.820%, 04/10/07                                           2,000     2,000
   University of Akron General Receipts (RB)
      (FGIC) (VRDN)
      3.470%, 01/01/29                                          12,000    12,000
   University of Cincinnati General Receipts
      (BAN) (RB)
      4.500%, 01/25/07                                           1,000     1,008
   University of Cincinnati General Receipts
      (RB) Series B (AMBAC) (VRDN)
      3.470%, 06/01/31                                           5,585     5,585
   Upper Valley Joint Vocational School District
      (BAN) (GO)
      4.250%, 11/28/06                                           2,530     2,540
   Walnut Hills High School Alumni Foundation,
      School Improvements Fund (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.340%, 12/01/06                                           1,180     1,180
   Warren County Healthcare Facilities Authority,
      Otterbein Homes Project (RB) Series B
      (LOC - Fifth Third Bank) (VRDN)
      3.570%, 07/01/23                                           2,933     2,933
   Warren County Industrial Development
      Authority, Cincinnati Electric
      Illuminating Project (RB)
      (LOC - Bank of Nova Scotia) (VRDN)
      3.670%, 09/01/15                                           4,690     4,690
   Warren County Industrial Development
      Authority, Liquid Container Project (RB)
      (LOC - Bank of America) (VRDN)
      3.490%, 03/01/15                                           1,670     1,670
   Washington County Hospital, Marietta Area
      Health Facilities (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.490%, 12/01/26                                           1,590     1,590

                                                               Par       Value
                                                              (000)      (000)
   West Chester Township (BAN) (GO)
      4.000%, 08/10/06                                      $  1,940   $   1,944
   Westerville (GO)
      4.000%, 09/21/06                                           600         601
   Wooster Industrial Development Authority,
      Allen Group Project (RB)
      (LOC - Wachovia Bank) (VRDN)
      3.240%, 12/01/10                                         5,200       5,200
--------------------------------------------------------------------------------
Total Municipal Securities
   (Cost $368,478)                                                       368,478
--------------------------------------------------------------------------------

                                                                Number
                                                              of Shares
MONEY MARKET FUND - 0.1%
   BlackRock Ohio Municipal Money Market Fund                 367,700      368
   (Cost $368)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.3%
   (Cost $368,846)*                                                      368,846
--------------------------------------------------------------------------------

Other Assets & Liabilities - 0.7%

Dividends Payable
   Class I                                                                $(730)
   Class A                                                                   (2)
Investment Advisory Fees Payable                                            (46)
12b-1 Fees Payable
   Class I                                                                  (35)
   Class A                                                                   (8)
Administration Fees Payable                                                 (18)
Custody Fees Payable                                                         (1)
Trustees' Fees Payable                                                      (22)
Other                                                                      3,424
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                           2,562
--------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                               $371,408
--------------------------------------------------------------------------------

20

                                                                          Value
                                                                          (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
   Authorization - No Par Value)                                        $371,408
--------------------------------------------------------------------------------
Total Net Assets                                                        $371,408
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class I ($315,415,317 /
   315,420,049 outstanding shares of beneficial
   interest)                                                            $   1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class A ($55,992,687 /
   55,988,812 outstanding shares of beneficial
   interest)                                                            $   1.00
--------------------------------------------------------------------------------

*    Also cost for federal income tax purposes.

AMBAC - American Municipal Bond Assurance Corporation
BAN - Bond Anticipation Note
FGIC - Federal Guaranty Insurance Corporation
FSA - Federal Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
RB - Revenue Bond
TAN - Tax Anticipation Note
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on May
       31, 2006, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

                                                                              21

Allegiant Pennsylvania Tax Exempt Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                 Par      Value
                                                                (000)     (000)
MUNICIPAL SECURITIES - 99.2%
Pennsylvania - 99.2%
   Allegheny County Higher Education Building
      Authority, Carnegie Mellon University Project
      (RB) (VRDN)
      3.540%, 12/01/33                                         $1,300   $  1,300
   Allegheny County Hospital Development
      Authority, Health Care Dialysis Clinic (RB)
      (LOC - Bank of America) (VRDN)
      3.470%, 12/01/19                                          3,000      3,000
   Allegheny County Industrial Development
      Authority, Carnegie Museums of Pittsburgh
      (RB) (LOC - Citizens Bank) (VRDN)
      3.500%, 08/01/32                                          2,000      2,000
   Allentown Commercial and Industrial
      Development Authority, Diocese of Allentown
      (RB) (LOC - Wachovia Bank) (VRDN)
      3.540%, 12/01/29                                            320        320
   Beaver County Industrial Development Authority,
      Atlantic Richfield Project (RB) (VRDN)
      3.220%, 12/01/20                                          1,300      1,300
   Beaver County Industrial Development Authority,
      Pollution Control, FirstEnergy Generation
      (RB) (LOC - Barclays Bank PLC) (VRDN)
      3.590%, 04/01/41                                          2,000      2,000
   Bucks County (GO)
      4.000%, 06/01/06                                            865        865
   Cumberland County Municpal Authority,
      Messiah Village Project (RB)
      (LOC - Citizens Bank) (VRDN)
      3.240%, 07/01/27                                          2,000      2,000
   Dallastown Area School District (GO) (FGIC)
      (VRDN)
      3.490%, 02/01/18                                          2,800      2,800
   Delaware County Industrial Development
      Authority, BP Exploration and Oil (RB)
      (VRDN)
      3.560%, 10/01/19                                             50         50
   Delaware County Industrial Development
      Authority, Exelon Generation Company Project
      (TECP) (VRDN)
      3.670%, 06/13/06                                          2,000      2,000
   Delaware County Industrial Development
      Authority, Philadelphia Electric Company
      Project (TECP) (VRDN)
      3.480%, 07/05/06                                          2,675      2,675
   Delaware County Industrial Development
      Authority, Pollution Control, Exelon Project
      (RB) (LOC - Wachovia Bank) (VRDN)
      3.620%, 04/01/21                                          1,200      1,200
   Delaware County Industrial Development
      Authority, Resource Recovery (RB)
      Series G (VRDN)
      3.180%, 12/01/31                                          1,550      1,550
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series B (VRDN)
      3.240%, 12/01/18                                          2,000      2,000

                                                                 Par      Value
                                                                (000)     (000)
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series C (VRDN)
      3.240%, 12/01/18                                         $1,000   $  1,000
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series D (VRDN)
      3.240%, 12/01/18                                          2,255      2,255
   Delaware County Industrial Development
      Authority, Sunoco Project (RB)
      (LOC - Bank of America) (VRDN)
      3.240%, 11/01/33                                          4,750      4,750
   Elizabethtown Industrial Development Authority,
      Elizabethtown College Project (RB)
      (LOC - Fulton Bank) (VRDN)
      3.570%, 06/15/29                                          2,685      2,685
   Emmaus General Authority (RB) (FSA) (VRDN)
      3.240%, 12/01/28                                             95         95
   Geisinger Authority, Geisinger Health Systems
      (RB) Series B (VRDN)
      3.560%, 08/01/22                                            320        320
   Gettysburg Area Industrial Development
      Authority, Brethren Home Community
      Project (RB) Series A
      (LOC - Wachovia Bank) (VRDN)
      3.480%, 06/01/24                                            585        585
   Hanover School District (GO) (FSA) (VRDN)
      3.470%, 06/01/25                                            750        750
   Harrisburg Authority, Cumberland Valley School
      District Project (RB) Sub-Series B (FSA)
      (VRDN)
      3.520%, 03/01/34                                          1,800      1,800
   Harrisburg Authority, Haverford School District
      (RB) Sub-Series A (FSA) (VRDN)
      3.520%, 03/01/34                                          1,605      1,605
   Harrisburg Water Authority (RB) Series A (FGIC)
      (VRDN)
      3.520%, 07/15/29                                          2,645      2,645
   Lackawanna County (GO) Series B (FSA)
      (VRDN)
      3.490%, 10/15/29                                          2,285      2,285
   Lancaster County (GO) (FSA) (VRDN)
      3.460%, 11/01/16                                          1,965      1,965
   Lancaster County Hospital Authority, Lancaster
      General Hospital Project (RB)
      (LOC - Fulton Bank) (VRDN)
      3.570%, 06/01/18                                          5,200      5,200
   Lancaster Industrial Development Authority,
      Garden Spot Village Project (RB)
      (LOC - Fulton Bank) (VRDN)
      3.260%, 05/01/31                                            710        710
   Lancaster Industrial Development Authority,
      Student Lodging Incorporated (RB)
      (LOC - Fulton Bank) (VRDN)
      3.570%, 12/01/26                                          2,410      2,410
   Lebanon County Health Facilities, ECC
      Retirement Village Project (RB)
      (LOC - Northern Trust Company) (VRDN)
      3.520%, 10/15/25                                          3,800      3,800

22

                                                                 Par      Value
                                                                (000)     (000)
MUNICIPAL SECURITIES - continued
Pennsylvania - continued
   Montgomery County Higher Educational
      Facilities Authority, William Penn Charter
      School Project (RB)
      (LOC - PNC Bank) (VRDN)
      3.490%, 09/15/31                                         $2,750   $  2,750
   Montgomery County Industrial Development
      Authority, Girl Scouts of Southeastern
      Pennsylvania (RB)
      (LOC - Wachovia Bank) (VRDN)
      3.580%, 02/01/25                                            100        100
   New Garden General Authority, Municipal Pooled
      Financing Program (RB) Series II (FSA)
      (VRDN)
      3.450%, 12/01/33                                            365        365
   Northampton County Higher Education
      Authority, Lafayette College Project (RB)
      Series B
      (LOC - Landesbank Hessen - Thuringen)
      (VRDN)
      3.420%, 11/01/28                                          2,000      2,000
   Northumberland County (TRAN) (GO)
      4.000%, 12/29/06                                          1,500      1,505
   Pennsylvania State (GO)
      5.250%, 02/01/07                                            400        404
   Pennsylvania State (GO) (MBIA)
      5.000%, 06/01/06                                          1,000      1,000
   Pennsylvania State Higher Educational Facilities
      Authority, Association of Independent Colleges
      & Universities (RB) Series G3
      (LOC - PNC Bank) (VRDN)
      3.190%, 11/01/06                                          1,000      1,000
   Pennsylvania State Higher Educational Facilities
      Authority, Eastern College, Prerefunded
      10/15/06 @ 102 (RB) Series B
      8.000%, 10/15/06                                          2,500      2,596
   Pennsylvania State Turnpike Commission (RB)
      Series A-3 (VRDN)
      3.230%, 12/01/30                                          4,000      4,000
   Pennsylvania State Turnpike Commission (RB)
      Series B (FSA) (VRDN)
      3.500%, 07/15/41                                            500        500
   Pennsylvania State Turnpike Commission (RB)
      Series B (VRDN)
      3.470%, 12/01/12                                            750        750
   Pennsylvania State Turnpike Commission (RB)
      Series D (FSA) (VRDN)
      3.470%, 07/15/41                                            900        900
   Pennsylvania State Turnpike Commission (RB)
      Series U (VRDN)
      3.440%, 12/01/19                                          1,575      1,575
   Pennsylvania State University
      (RB) Series A (VRDN)
      3.460%, 04/01/31                                          3,800      3,800
   Philadelphia Authority for Industrial
      Development, Chemical Heritage Foundation
      Project (RB) (LOC - Wachovia Bank) (VRDN)
      3.480%, 07/01/27                                          1,115      1,115

                                                                 Par      Value
                                                                (000)     (000)
   Philadelphia Authority for Industrial
      Development, Chestnut Hill Academy (RB)
      (LOC - Wachovia Bank) (VRDN)
      3.490%, 12/01/35                                         $3,300   $  3,300
   Philadelphia Authority for Industrial
      Development, Newcourtland Elder Services
      Project (RB) (LOC - PNC Bank) (VRDN)
      3.540%, 03/01/27                                          1,800      1,800
   Philadelphia Hospitals & Higher Education
      Facilities Authority, Children's Hospital Project
      (RB) Series B (VRDN)
      3.520%, 07/01/25                                            750        750
   Philadelphia Hospitals & Higher Education
      Facilities Authority, Philadelphia Schools (RB)
      Series A-3 (LOC - First Union National Bank)
      (VRDN)
      3.530%, 03/01/19                                            160        160
   Philadelphia Industrial Development Authority,
      1100 Walnut Associates Project (RB)
      (LOC - PNC Bank) (VRDN)
      3.800%, 12/01/14                                            400        400
   Philadelphia Industrial Development Authority,
      Girard Estate Facilities Project (RB)
      (LOC - Morgan Guaranty Trust) (VRDN)
      3.500%, 11/01/31                                            500        500
   Philadelphia Industrial Development Authority,
      Pennsylvania School for the Deaf (RB)
      (LOC - Citizens Bank) (VRDN)
      3.520%, 11/01/32                                          4,300      4,300
   Sayre Health Care Facilities Authority, Capital
      Financing Project (RB) Series A (AMBAC)
      (VRDN)
      3.270%, 12/01/20                                          2,500      2,500
   Sayre Health Care Facilities Authority, Capital
      Financing Project (RB) Series I (AMBAC)
      (VRDN)
      3.230%, 12/01/20                                          2,450      2,450
   Sayre Health Care Facilities Authority, Capital
      Financing Project (RB) Series K (AMBAC)
      (VRDN)
      3.230%, 12/01/20                                          3,695      3,695
   Sayre Health Care Facilities Authority, Capital
      Financing Project (RB) Series M (AMBAC)
      (VRDN)
      3.270%, 12/01/20                                          1,000      1,000
   University of Pittsburgh, University Capital
      Project (RB) Series A (VRDN)
      3.250%, 09/15/19                                          2,500      2,500
      3.250%, 09/15/21                                          1,000      1,000
   Washington County Authority (RB) (VRDN)
      3.460%, 07/01/34                                          6,200      6,200
   Washington County Authority, Girard Estate
      Project (RB)
      (LOC - JPMorgan Chase) (VRDN)
      3.500%, 06/01/27                                          4,235      4,235

                                                                              23

Allegiant Pennsylvania Tax Exempt Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                Par      Value
                                                               (000)     (000)
MUNICIPAL SECURITIES - continued
Pennsylvania - continued
   Washington County Hospital Authority,
      Washington Hospital Project (RB)
      (LOC - PNC Bank) (VRDN)
      2.800%, 07/01/31                                        $2,500   $  2,498
--------------------------------------------------------------------------------
Total Municipal Securities
   (Cost $121,568)                                                      121,568
--------------------------------------------------------------------------------

                                                                  Number
                                                                of Shares
MONEY MARKET FUND - 0.5%
   BlackRock Pennsylvania Municipal Money
      Market Portfolio                                            556,356    556
   (Cost $556)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.7%
   (Cost $122,124)*                                                     122,124
-------------------------------------------------------------------------------

Other Assets & Liabilities - 0.3%

   Dividends Payable
      Class I                                                              (245)
      Class A                                                               (45)
   Investment Advisory Fees Payable                                         (16)
   12b-1 Fees Payable
      Class I                                                               (10)
      Class A                                                                (7)
   Administration Fees Payable                                               (6)
   Trustees' Fees Payable                                                    (7)
   Other                                                                    702
-------------------------------------------------------------------------------
Total Other Assets & Liabilities                                            366
-------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                              $122,490
-------------------------------------------------------------------------------

                                                                         Value
                                                                         (000)
Net Assets:
Shares of Beneficial Interest (Unlimited
   Authorization - No Par Value)                                       $122,530
Accumulated Net Realized Loss on Investments                                (40)
-------------------------------------------------------------------------------
Total Net Assets                                                       $122,490
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class I ($80,340,384 /
   80,452,869 outstanding shares of beneficial
   interest)                                                           $   1.00
-------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class A ($42,149,321 /
   42,090,053 outstanding shares of beneficial
   interest)                                                           $   1.00
-------------------------------------------------------------------------------

*    Also cost for federal income tax purposes.

AMBAC - American Municipal Bond Assurance Corporation
FGIC - Federal Guaranty Insurance Corporation
FSA - Federal Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
PLC - Public Liability Company
RB - Revenue Bond
TECP - Tax Exempt Commercial Paper
TRAN - Tax and Revenue Anticipation Note
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on
       May 31, 2006, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

24

                                          Allegiant Tax Exempt Money Market Fund
                                                         STATEMENT OF NET ASSETS
                                                                    May 31, 2006

                                                                  Par     Value
                                                                 (000)    (000)
MUNICIPAL SECURITIES - 99.6%
Arizona - 0.3%
   Arizona State University (RB) Series A (AMBAC)
      (VRDN)
      3.210%, 07/01/34                                          $1,470   $ 1,470
--------------------------------------------------------------------------------
Colorado - 0.5%
   Colorado Educational & Cultural Facilities
      Authority, National Jewish Bond Program (RB)
      Series C-1 (LOC - U.S. Bank) (VRDN)
      3.570%, 09/01/35                                           2,500     2,500
--------------------------------------------------------------------------------
Connecticut - 0.6%
   Connecticut State Health & Educational Facilities
      Authority, University of New Haven (RB)
      Series E (LOC - Wachovia Bank) (VRDN)
      3.460%, 07/01/35                                           3,460     3,460
--------------------------------------------------------------------------------
Delaware - 0.5%
   Delaware Economic Development Authority,
      Andrews School Project (RB) (VRDN)
      3.470%, 09/01/32                                           2,450     2,450
--------------------------------------------------------------------------------
District Of Columbia - 0.7%
   District of Columbia, Field School Project (RB)
      Series B (LOC - Wachovia Bank) (VRDN)
      3.530%, 07/01/31                                           3,780     3,780
--------------------------------------------------------------------------------
Georgia - 2.9%
   Burke County Pollution Control Development
      Authority, Oglethorpe Power Vogtle Project
      (TECP) (VRDN)
      3.200%, 01/01/16                                           2,910     2,910
   Gainesville Redevelopment Authority, Riverside
      Military Project (RB)
      (LOC - SunTrust Bank) (VRDN)
      3.470%, 12/01/25                                           7,720     7,720
   Municipal Electric Authority, Project One (RB)
      Sub-Series C (MBIA)
      (LOC - Bayerische Landesbank) (VRDN)
      3.110%, 01/01/20                                           5,300     5,300
                                                                         -------
                                                                          15,930
--------------------------------------------------------------------------------
Illinois - 6.4%
   Bloomington (GO) (VRDN)
      3.590%, 06/01/24                                           4,910     4,910
   Chicago Metropolitan Water Reclamation District
      (GO) Series B
      5.000%, 12/01/06                                             760       767
   Illinois Health Facilities Authority, Riverside
      Health System (RB) Series B
      (LOC - LaSalle National Bank) (VRDN)
      3.500%, 11/15/16                                           4,695     4,695
   Illinois State Development Finance Authority,
      Jewish Federation Project (RB) (AMBAC)
      (VRDN)
      3.250%, 09/01/24                                           1,270     1,270
   Illinois State Development Finance Authority,
      Loyola Academy Project (RB) Series A
      (LOC - Northern Trust Company) (VRDN)
      3.260%, 10/01/27                                           5,000     5,000

                                                                  Par     Value
                                                                 (000)    (000)
   Illinois State Educational Facilities Authority,
      Lake Forest Open Lands Project (RB)
      (LOC - Northern Trust Company) (VRDN)
      3.300%, 08/01/33                                          $6,100   $ 6,100
   Illinois State Educational Facilities Authority,
      Xavier University Project (RB) Series A
      (LOC - LaSalle Bank) (VRDN)
      3.480%, 10/01/32                                           6,400     6,400
   Illinois State Finance Authority, Northwestern
      Memorial Hospital Project (RB) Series B-1
      (VRDN)
      3.570%, 08/15/38                                           1,500     1,500
   Naperville, Dupage Children's Museum (RB)
      (LOC - American National Bank & Trust)
      (VRDN)
      3.300%, 06/01/30                                           2,500     2,500
   Normal County (GO) (VRDN)
      3.300%, 06/01/23                                           1,750     1,750
                                                                         -------
                                                                          34,892
--------------------------------------------------------------------------------
Indiana - 4.4%
   Evansville Industrial Economic Development
      Authority, Ball Corporation Project (RB)
      (LOC - Bank One) (VRDN)
      3.300%, 12/01/08                                           2,500     2,500
   Indiana State Development Finance Authority,
      Eitteljorg Museum Project (RB)
      (LOC - Bank One) (VRDN)
      3.250%, 02/01/24                                           4,100     4,100
   Indiana State Development Finance Authority,
      University High School Project (RB)
      (LOC - KeyCorp Bank) (VRDN)
      3.700%, 10/01/30                                           4,500     4,500
   Indiana State Educational Facilities Authority,
      University of Indianapolis Project (RB)
      (LOC - Wells Fargo Bank) (VRDN)
      3.630%, 10/01/30                                           2,500     2,500
   Indiana State Educational Facilities Authority,
      Wesleyan University Project (RB)
      (LOC - Bank of America) (VRDN)
      3.470%, 12/01/15                                           1,550     1,550
   Indiana State Health Facilities Financing
      Authority, Capital Access Program (RB)
      (LOC - Comerica Bank) (VRDN)
      3.250%, 01/01/12                                             350       350
   Indiana State Health Facilities Financing
      Authority, Southern Indiana Rehabilitation
      Hospital Project (RB)
      (LOC - Bank One Kentucky) (VRDN)
      3.560%, 04/01/20                                           1,840     1,840
   Marion Industrial Economic Development
      Authority, Wesleyan University Project (RB)
      (LOC - Bank One) (VRDN)
      3.220%, 06/01/30                                           6,900     6,900
                                                                         -------
                                                                          24,240
--------------------------------------------------------------------------------

                                                                              25

Allegiant Tax Exempt Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                Par       Value
                                                               (000)      (000)
MUNICIPAL SECURITIES - continued
Kansas - 2.3%
   Burlington County Pollution Control, National
      Rural Utilities Cooperative Finance
      Corporation Project (TECP) (VRDN)
      3.640%, 06/08/06                                        $ 8,200   $  8,200
      3.620%, 07/07/06                                          4,500      4,500
                                                                        --------
                                                                          12,700
--------------------------------------------------------------------------------
Louisiana - 1.8%
   Plaquemines Port Harbor & Terminal District
      Facilities, Chevron Pipe Line Project (RB)
      (VRDN)
      3.000%, 09/01/06                                          6,000      6,000
   St. James Parish, Texaco Project (TECP)
      3.650%, 07/13/06                                          4,000      4,000
                                                                        --------
                                                                          10,000
--------------------------------------------------------------------------------
Massachusetts - 4.7%
   Massachusetts State (GO) Series B (VRDN)
      3.500%, 08/01/15                                         23,200     23,200
   Massachusetts State, Central Artery (GO) Series B
      (VRDN)
      3.520%, 12/01/30                                          1,200      1,200
   Massachusetts Water Resources Authority (RB)
      Series B (FGIC) (VRDN)
      3.210%, 08/01/37                                          1,225      1,225
                                                                        --------
                                                                          25,625
--------------------------------------------------------------------------------
Nebraska - 0.8%
   American Public Energy Agency (RB) Series A
      (VRDN)
      3.500%, 12/01/15                                          4,638      4,638
--------------------------------------------------------------------------------
Nevada - 0.0%
   Clark County Convention and Visitors Authority,
      Prerefunded 07/01/06 @ 101 (GO) (FSA)
      6.000%, 07/01/06                                            250        253
--------------------------------------------------------------------------------
New Hampshire - 0.8%
   New Hampshire Higher Educational & Health
      Facilities Authority, New England Incorporated
      Project (RB) Series B (AMBAC) (VRDN)
      3.270%, 12/01/25                                          4,300      4,300
--------------------------------------------------------------------------------
New Mexico - 1.3%
   New Mexico State Hospital Equipment Loan
      Council, Presbyterian Healthcare (RB) Series A
      (FSA) (VRDN)
      3.470%, 08/01/30                                          4,100      4,100
   New Mexico State Hospital Equipment Loan
      Council, Presbyterian Healthcare (RB) Series B
      (FSA) (VRDN)
      3.200%, 08/01/30                                          3,000      3,000
                                                                        --------
                                                                           7,100
--------------------------------------------------------------------------------
North Carolina - 5.7%
   Guilford County Recreational Facilities Authority,
      YMCA Project (RB)
      (LOC - Branch Banking & Trust) (VRDN)
      3.490%, 02/01/23                                          2,200      2,200

                                                                  Par     Value
                                                                 (000)    (000)
   Mecklenburg County (GO) Series C (VRDN)
      3.240%, 02/01/21                                          $7,400   $ 7,400
      3.240%, 02/01/22                                           1,500     1,500
   Mecklenburg County (GO) Series E (VRDN)
      3.240%, 04/01/18                                           8,200     8,200
   North Carolina Capital Facilities Finance Agency,
      Greensboro Day School Project (RB)
      (LOC - Bank of America) (VRDN)
      3.470%, 07/01/21                                           5,205     5,205
   North Carolina Capital Facilities Finance Agency,
      Mars Hill College Project (RB)
      (LOC - Branch Banking & Trust) (VRDN)
      3.490%, 07/01/21                                           3,365     3,365
   North Carolina Educational Facilities Finance
      Agency, Belmont Abbey College Project (RB)
      (LOC - Wachovia Bank) (VRDN)
      3.480%, 06/01/18                                             900       900
   North Carolina Medical Care Commission,
      Rutherford Hospital Project (RB)
      (LOC - Branch Banking & Trust) (VRDN)
      3.490%, 09/01/21                                           1,700     1,700
   University of North Carolina (RB) Series B
      (VRDN)
      3.250%, 12/01/25                                           1,000     1,000
                                                                         -------
                                                                          31,470
--------------------------------------------------------------------------------
Ohio - 16.5%
   Butler County (BAN) (GO)
      4.500%, 09/21/06                                           1,000     1,003
   Cleveland Waterworks (RB) Series L (FGIC)
      (VRDN)
      3.450%, 01/01/33                                           5,690     5,690
   Cuyahoga County Port Authority, Euclid Garage
      Office Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.250%, 01/01/34                                           7,115     7,115
   Deerfield Township (BAN) (GO)
      3.400%, 11/30/06                                           3,210     3,210
   Evendale Tax Increment, Evendale Commons Ltd.
      Project (RN) (LOC - Fifth Third Bank)
      3.850%, 05/15/07                                           1,955     1,955
   Franklin County Hospital Authority, Holy Cross
      Health Systems Project (RB) (VRDN)
      3.450%, 06/01/16                                           5,570     5,570
   Franklin County, Trinity Health Credit Group
      Project (RB) Series F (VRDN)
      3.450%, 12/01/30                                           8,750     8,750
   Greene County (BAN) (GO) Series B
      4.750%, 05/23/07                                             700       707
   Hamilton County Economic Development
      Authority, Saint Xavier High School Project
      (RB) (LOC - Fifth Third Bank) (VRDN)
      3.470%, 04/01/28                                           1,000     1,000
   Hamilton County Economic Development
      Authority, Taft Museum Project (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.490%, 05/01/27                                           1,485     1,485
   Kent State University General Receipts (RB)
      (MBIA) (VRDN)
      3.280%, 05/01/31                                             770       770

26

                                                                  Par     Value
                                                                 (000)    (000)
MUNICIPAL SECURITIES - continued
Ohio - continued
   Marysville Water and Sewer (BAN) (GO)
      4.250%, 01/25/07                                          $2,015   $ 2,027
   Mayfield Heights (BAN) (GO)
      4.000%, 01/25/07                                           1,300     1,305
   Mentor (BAN) (GO)
      4.000%, 10/01/06                                           1,000     1,002
   Oberlin (BAN) (GO)
      4.500%, 04/19/07                                           2,640     2,655
   Ohio State (GO) Series B (VRDN)
      3.200%, 08/01/17                                           6,740     6,740
   Ohio State Air Quality Development Authority,
      Ohio Edison Project (RB) Series C
      (LOC - Wachovia Bank) (VRDN)
      3.550%, 06/01/23                                           1,500     1,500
   Ohio State Economic Development Authority,
      YMCA Greater Cincinnati Project (RB)
      (LOC - Bank One) (VRDN)
      3.540%, 11/01/21                                           4,200     4,200
   Ohio State Higher Educational Facilities
      Commission (RB)
      (LOC - Fifth Third Bank) (VRDN)
      3.870%, 09/01/25                                           1,325     1,325
   Ohio State Higher Educational Facilities
      Commission, Case Western Reserve University
      Project (RB) Series A (VRDN)
      3.200%, 10/01/31                                           6,750     6,750
   Ohio State Higher Educational Facilities
      Commission, Oberlin College Project (RB)
      Series A (VRDN)
      3.200%, 10/01/29                                           2,855     2,855
   Ohio State Higher Educational Facilities
      Commission, Pooled Financing Program (RB)
      Series A (LOC - Fifth Third Bank) (VRDN)
      3.560%, 09/01/24                                             470       470
      3.820%, 09/01/26                                           7,980     7,980
   Ohio State Higher Educational Facilities
      Commission, Xavier University Project (RB)
      Series B (LOC - U.S. Bank) (VRDN)
      3.420%, 11/01/30                                           3,750     3,750
   Ohio State Infrastructure (GO) Series A (VRDN)
      3.200%, 02/01/23                                           7,000     7,000
   Ohio State Water Development Authority
      Pollution Control Facilities, FirstEnergy
      Generation Corporation Project (RB)
      (LOC - Barclays Bank PLC) (VRDN)
      3.580%, 05/15/19                                             500       500
   Penta County Career Center (TAN)
      4.250%, 03/01/07                                           3,000     3,016
   University of Akron General Receipts (RB)
      (FGIC) (VRDN)
      3.470%, 01/01/29                                             150       150
                                                                         -------
                                                                          90,480
--------------------------------------------------------------------------------
Pennsylvania - 32.1%
   Allegheny County Hospital Development
      Authority, Children's Hospital of Pittsburgh
      (RB) Series A (LOC - Citizens Bank) (VRDN)
      3.490%, 06/01/35                                           1,000     1,000

                                                                   Par     Value
                                                                  (000)    (000)
   Allentown Commercial and Industrial
      Development Authority, Diocese of Allentown
      (RB) (LOC - Wachovia Bank) (VRDN)
      3.540%, 12/01/29                                           $1,000   $1,000
   Beaver County Industrial Development Authority,
      Atlantic Richfield Project (RB) (VRDN)
      3.220%, 12/01/20                                            3,000    3,000
   Berks County Industrial Development Authority,
      Kutztown Resource Recovery Management
      Project (RB)
      (LOC - First Union National Bank) (VRDN)
      3.580%, 12/01/30                                            4,035    4,035
   Chester County Industrial Development
      Authority, Archdiocese of Philadelphia (RB)
      (LOC - Wachovia Bank) (VRDN)
      3.540%, 07/01/31                                              480      480
   Dallastown Area School District (GO) (FGIC)
      (VRDN)
      3.490%, 02/01/18                                              810      810
      3.490%, 05/01/20                                            2,815    2,815
   Delaware County Authority, White Horse Village
      Project (RB) Series A
      (LOC - Citizens Bank) (VRDN)
      3.600%, 07/01/30                                            2,400    2,400
   Delaware County Industrial Development
      Authority, Resource Recovery (RB)
      Series G (VRDN)
      3.180%, 12/01/31                                              500      500
      3.180%, 12/01/31                                            1,955    1,955
      3.180%, 12/01/31                                            2,860    2,860
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series A (VRDN)
      3.240%, 12/01/18                                            3,800    3,800
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series B (VRDN)
      3.240%, 12/01/18                                            3,000    3,000
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series C (VRDN)
      3.240%, 12/01/18                                            1,000    1,000
   Delaware County Industrial Development
      Authority, Scott Paper Company Project (RB)
      Series D (VRDN)
      3.240%, 12/01/18                                            1,745    1,745
   Delaware County Industrial Development
      Authority, Sunoco Project (RB)
      (LOC - Bank of America) (VRDN)
      3.240%, 11/01/33                                              450      450
   Easton School District (GO) Series 2005 (FSA)
      (VRDN)
      3.470%, 04/01/21                                            1,150    1,150
   Emmaus General Authority (RB) (FSA) (VRDN)
      3.240%, 12/01/28                                            8,870    8,870
   Erie Water Authority (RB) (FSA) (VRDN)
      3.460%, 12/01/30                                            1,880    1,880

                                                                              27

Allegiant Tax Exempt Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                   Par     Value
                                                                  (000)    (000)
MUNICIPAL SECURITIES - continued
Pennsylvania - continued
   Gettysburg Area Industrial Development
      Authority, Brethren Home Community
      Project (RB) Series A
      (LOC - Wachovia Bank) (VRDN)
      3.480%, 06/01/24                                           $4,645   $4,645
   Harrisburg Authority, Cumberland Valley School
      District Project (RB) Sub-Series B (FSA)
      (VRDN)
      3.520%, 03/01/34                                            7,000    7,000
   Harrisburg Authority, Haverford School District
      (RB) Sub-Series A (FSA) (VRDN)
      3.520%, 03/01/34                                              500      500
   Harrisburg Authority, West Brandywine (RB)
      Sub-Series D (FSA) (VRDN)
      3.520%, 03/01/34                                            2,900    2,900
   Lackawanna County (GO) Series B (FSA)
      (VRDN)
      3.490%, 10/15/29                                            1,500    1,500
   Lancaster County Hospital Authority, Masonic
      Homes Project (RB) (AMBAC) (VRDN)
      3.240%, 05/01/32                                            3,430    3,430
   Manheim Township School District (GO) (FSA)
      (VRDN)
      3.490%, 06/01/16                                            2,000    2,000
   Montgomery County Higher Educational
      Facilities Authority, William Penn Charter
      School Project (RB)
      (LOC - PNC Bank) (VRDN)
      3.490%, 09/15/31                                            2,050    2,050
   New Garden General Authority, Municipal Pooled
      Financing Program (RB) Series I (AMBAC)
      (VRDN)
      3.450%, 11/01/29                                            4,900    4,900
   New Garden General Authority, Municipal Pooled
      Financing Program (RB) Series II (FSA)
      (VRDN)
      3.450%, 12/01/33                                            5,935    5,935
   Pennsylvania State Higher Educational Facilities
      Authority, Association of Independent Colleges
      & Universities Program (RB) Series E-3
      (LOC - PNC Bank) (VRDN)
      3.460%, 11/01/14                                            3,200    3,200
   Pennsylvania State Higher Educational Facilities
      Authority, Association of Independent Colleges
      & Universities Program (RB) Series J-2
      (LOC - PNC Bank) (VRDN)
      3.490%, 05/01/27                                            2,100    2,100
   Pennsylvania State Higher Educational Facilities
      Authority, Carnegie Mellon University (RB)
      Series A (VRDN)
      3.510%, 11/01/25                                              300      300
   Pennsylvania State Higher Educational Facilities
      Authority, Carnegie Mellon University (RB)
      Series B (VRDN)
      3.510%, 11/01/27                                              635      635
   Pennsylvania State Turnpike Commission (RB)
      Series A-3 (VRDN)
      3.230%, 12/01/30                                            2,000    2,000

                                                                 Par      Value
                                                                (000)     (000)
Pennsylvania State Turnpike Commission (RB)
   Series B (FSA) (VRDN)
   3.500%, 07/15/41                                            $ 2,800   $ 2,800
Pennsylvania State Turnpike Commission (RB)
   Series B (VRDN)
   3.470%, 12/01/12                                              1,000     1,000
Pennsylvania State Turnpike Commission (RB)
   Series Q (VRDN)
   3.540%, 06/01/27                                              1,715     1,715
   3.540%, 06/01/28                                              1,130     1,130
Pennsylvania State Turnpike Commission (RB)
   Series U (VRDN)
   3.440%, 12/01/19                                              2,350     2,350
Pennsylvania State University (RB) Series A
   (VRDN)
   3.460%, 03/01/32                                              1,370     1,370
Pennsylvania State University
   (RB) Series A (VRDN)
   3.460%, 04/01/31                                             12,130    12,130
Philadelphia Authority for Industrial
   Development, Newcourtland Elder Services
   Project (RB) (LOC - PNC Bank) (VRDN)
   3.540%, 03/01/27                                                500       500
Philadelphia Hospitals & Higher Education
   Facilities Authority, Children's Hospital Project
   (RB) Series B (VRDN)
  3.520%, 07/01/25                                                 750       750
Philadelphia Industrial Development Authority,
   1100 Walnut Associates Project (RB)
   (LOC - PNC Bank) (VRDN)
   3.800%, 12/01/14                                              2,700     2,700
Philadelphia Industrial Development Authority,
   Girard Estate Facilities Project (RB)
   (LOC - Morgan Guaranty Trust) (VRDN)
   3.500%, 11/01/31                                             12,100    12,100
Sayre Health Care Facilities Authority, Capital
   Financing Project (RB) Series A (AMBAC)
   (VRDN)
   3.270%, 12/01/20                                              2,000     2,000
Sayre Health Care Facilities Authority, Capital
   Financing Project (RB) Series I (AMBAC)
   (VRDN)
   3.230%, 12/01/20                                                300       300
Sayre Health Care Facilities Authority, Capital
   Financing Project (RB) Series K (AMBAC)
   (VRDN)
   3.230%, 12/01/20                                              9,330     9,330
Sayre Health Care Facilities Authority, Capital
   Financing Project (RB) Series M (AMBAC)
   (VRDN)
   3.270%, 12/01/20                                              3,000     3,000
University of Pittsburgh, University Capital
   Project (RB) Series A (VRDN)
   3.250%, 09/15/11                                              1,200     1,200
   3.250%, 09/15/18                                              2,500     2,500
   3.250%, 09/15/21                                              1,650     1,650
   3.250%, 09/15/23                                              5,000     5,000
   3.200%, 09/15/24                                              4,510     4,510
   3.200%, 09/15/29                                              5,150     5,150

28

                                                                 Par      Value
                                                                (000)     (000)
MUNICIPAL SECURITIES - continued
Pennsylvania - continued
   University of Pittsburgh, University Capital
      Project (RB) Series B (VRDN)
      3.250%, 09/15/29                                         $2,460   $  2,460
   Upper Dauphin Industrial Development
      Authority, United Church of Christ Homes
      (RB) (LOC - Wachovia Bank) (VRDN)
      3.480%, 12/01/26                                          2,870      2,870
   Washington County Authority (RB) (VRDN)
      3.460%, 07/01/34                                          2,000      2,000
   Washington County Authority, Girard Estate
      Project (RB)
      (LOC - JPMorgan Chase) (VRDN)
      3.500%, 06/01/27                                          3,865      3,865
   Westmoreland County Industrial Development
      Authority, Excela Project (RB) Series C
      (LOC - Wachovia Bank) (VRDN)
      3.460%, 07/01/27                                          5,865      5,865
                                                                        --------
                                                                         176,090
--------------------------------------------------------------------------------
Tennessee - 2.1%
   Blount County Health, Educational and Housing
      Facilities Authority, Presbyterian Homes Project
      (RB) (LOC - SunTrust Bank) (VRDN)
      3.470%, 01/01/19                                          6,275      6,275
   Knox County Health, Educational & Housing
      Facilities Board, Child and Family Services
      Project (RB) (LOC - SunTrust Bank) (VRDN)
      3.470%, 07/01/14                                          1,150      1,150
   Montgomery County Public Building Authority
      Pooled Financing, Tennessee County Loan Pool
      (RB) (LOC - Bank of America) (VRDN)
      3.470%, 03/01/25                                          1,400      1,400
      3.470%, 11/01/27                                          2,495      2,495
                                                                        --------
                                                                          11,320
--------------------------------------------------------------------------------
Texas - 6.1%
   Denton Independent School District (GO)
      Series B (PSF-GTD) (VRDN)
      3.000%, 08/15/06                                          4,700      4,700
   Gulf Coast Industrial Development Authority,
      Amoco Oil Project (RB) (VRDN)
      3.200%, 06/01/06                                          4,000      4,000
   Harris County (TECP)
      3.250%, 06/05/06                                            860        860
   North Texas Tollway Authority, Dallas North
      Tollway System (RB) Series C (FGIC) (VRDN)
      3.230%, 01/01/25                                          9,000      9,000
   Pasadena Independent School District (GO) Series
      B (FSA) (VRDN)
      3.470%, 02/01/35                                          4,800      4,800
   San Antonio Water (RB) Sub-Series A (MBIA)
      (VRDN)
      3.220%, 05/15/33                                          1,005      1,005
   Texas State (TRAN) (GO)
      4.500%, 08/31/06                                          9,000      9,033
                                                                        --------
                                                                          33,398
--------------------------------------------------------------------------------

                                                                 Par      Value
                                                                (000)     (000)
Utah - 2.4%
   Intermountain Power Agency, Power Supply (RB)
      Series F (AMBAC) (VRDN)
      3.200%, 06/01/06                                         $6,000   $  6,000
      3.450%, 09/15/06                                          7,250      7,250
                                                                        --------
                                                                          13,250
--------------------------------------------------------------------------------
Vermont - 1.4%
   Vermont Education and Health Building Finance
      Agency, Middlebury College Project (RB)
      Series A (VRDN)
      3.160%, 11/01/27                                          7,400      7,400
--------------------------------------------------------------------------------
Virginia - 2.0%
   Lynchburg Industrial Development Authority,
      Mid Atlantic Hospital (RB) Series C (AMBAC)
      (VRDN)
      3.270%, 12/01/25                                          2,100      2,100
   Lynchburg Industrial Development Authority,
      Mid Atlantic Hospital (RB) Series F (AMBAC)
      (VRDN)
      3.270%, 12/01/25                                          9,100      9,100
                                                                        --------
                                                                          11,200
--------------------------------------------------------------------------------
Washington - 2.9%
   Washington State Health Care Facilities Authority,
      National Healthcare Research & Educational
      Project (RB) (LOC - BNP Paribas) (VRDN)
      3.250%, 01/01/32                                          4,800      4,800
   Washington State Health Care Facilities Authority,
      Sisters of St. Joseph Peace (RB) (MBIA)
      (VRDN)
      3.470%, 04/01/18                                          8,250      8,250
   Washington State Higher Educational Facilities
      Authority, Whitman College Project (RB)
      (VRDN)
      3.500%, 10/01/29                                          2,550      2,550
                                                                        --------
                                                                          15,600
--------------------------------------------------------------------------------
Wisconsin - 0.4%
   Milwaukee (GO)
      6.000%, 02/01/07                                            650        661
   University of Wisconsin Hospitals & Clinics
      Authority (RB) (FSA) (VRDN)
      3.490%, 04/01/29                                          1,300      1,300
                                                                        --------
                                                                           1,961
--------------------------------------------------------------------------------
Total Municipal Securities
   (Cost $545,507)                                                       545,507
--------------------------------------------------------------------------------

                                                                   Number
                                                                 of Shares
MONEY MARKET FUND - 0.1%
   BlackRock Liquidity Funds MuniFund                             732,123    732
   (Cost $732)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.7%
   (Cost $546,239)*                                                      546,239
--------------------------------------------------------------------------------

                                                                              29

Allegiant Tax Exempt Money Market Fund
STATEMENT OF NET ASSETS
May 31, 2006

                                                                          Value
                                                                          (000)
Other Assets & Liabilities - 0.3%

Dividends Payable
   Class I                                                              $(1,056)
   Class A                                                                  (41)
Investment Advisory Fees Payable                                            (78)
12b-1 Fees Payable
   Class I                                                                  (46)
   Class A                                                                  (25)
Administration Fees Payable                                                 (31)
Custody Fees Payable                                                         (1)
Trustees' Fees Payable                                                      (38)
Payable for Investments Purchased                                        (1,002)
Other                                                                     3,888
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                          1,570
--------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                               $547,809
--------------------------------------------------------------------------------

Net Assets:
Shares of Beneficial Interest (Unlimited
   Authorization - No Par Value)                                       $547,853
Accumulated Net Realized Loss on Investments                                (44)
--------------------------------------------------------------------------------
Total Net Assets                                                       $547,809
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class I ($381,917,547 /
   381,958,162 outstanding shares of beneficial
   interest)                                                           $   1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class A ($165,891,391 /
   165,894,797 outstanding shares of beneficial
   interest)                                                           $   1.00
--------------------------------------------------------------------------------

*    Also cost for federal income tax purposes.

AMBAC - American Municipal Bond Assurance Corporation
BAN - Bond Anticipation Note
FGIC - Federal Guaranty Insurance Corporation
FSA - Federal Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
PSF-GTD - Public School Fund - Guaranteed
RB - Revenue Bond
RN - Revenue Note
TAN - Tax Anticipation Note
TECP - Tax Exempt Commercial Paper
TRAN - Tax and Revenue Anticipation Note
VRDN - Variable Rate Demand Note: the rate shown is the rate in effect on May
       31, 2006, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

30

                                            Allegiant Treasury Money Market Fund
                                                         STATEMENT OF NET ASSETS
                                                                    May 31, 2006

                                                                Par       Value
                                                               (000)      (000)
U.S. TREASURY OBLIGATIONS - 99.1%
U.S. Treasury Bills(+) - 90.6%
   4.400%, 06/01/06                                           $ 3,000   $  3,000
   4.464%, 06/08/06                                             3,000      2,997
   4.473%, 06/08/06                                             4,000      3,997
   4.575%, 06/08/06                                             2,000      1,998
   4.600%, 06/08/06                                             5,000      4,996
   4.632%, 06/08/06                                             4,000      3,996
   4.175%, 06/15/06                                             3,000      2,995
   4.485%, 06/15/06                                             3,000      2,995
   4.563%, 06/15/06                                             2,000      1,996
   4.570%, 06/15/06                                             6,000      5,989
   4.610%, 06/15/06                                             5,000      4,991
   4.665%, 06/15/06                                             3,000      2,995
   4.681%, 06/15/06                                             4,000      3,993
   4.695%, 06/15/06                                             4,000      3,993
   4.605%, 06/22/06                                             4,000      3,989
   4.620%, 06/22/06                                             7,000      6,981
   4.630%, 06/22/06                                             5,000      4,987
   4.650%, 06/22/06                                            12,000     11,967
   4.590%, 06/29/06                                             5,000      4,982
   4.607%, 06/29/06                                             2,000      1,993
   4.515%, 07/06/06                                             2,000      1,991
   4.605%, 07/06/06                                             3,000      2,987
   4.625%, 07/06/06                                             5,000      4,977
   4.581%, 07/13/06                                             5,000      4,973
   4.310%, 07/20/06                                             2,000      1,988
   4.587%, 07/20/06                                             5,000      4,969
   4.662%, 08/03/06                                             6,000      5,951
   4.725%, 08/03/06                                             4,000      3,967
   4.656%, 08/10/06                                             3,000      2,973
   4.700%, 08/10/06                                             3,000      2,973
   4.690%, 08/17/06                                             4,000      3,960
   4.735%, 08/17/06                                             2,000      1,980
   4.755%, 08/17/06                                             3,000      2,969
   4.700%, 08/24/06                                             1,500      1,484
   4.765%, 08/24/06                                             3,000      2,967
   4.615%, 08/31/06                                             7,000      6,918
   4.661%, 08/31/06                                             1,500      1,482
   4.684%, 09/07/06                                             3,500      3,455
   4.710%, 09/07/06                                             5,000      4,936
   4.754%, 09/14/06                                             2,000      1,972
   4.725%, 09/21/06                                             2,000      1,971
   4.757%, 10/05/06                                             2,000      1,967
   4.775%, 10/05/06                                             1,500      1,475
                                                                         -------
                                                                         161,115
--------------------------------------------------------------------------------
U.S. Treasury Note - 8.5%
   7.000%, 07/15/06                                            15,000     15,037
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $176,152)                                                       176,152
--------------------------------------------------------------------------------

                                                                Number     Value
                                                              of Shares    (000)
MONEY MARKET FUND - 1.1%
   BlackRock Treasury Trust Fund                              2,013,406   $2,013
   (Cost $2,013)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100.2%
   (Cost $178,165)*                                                      178,165
--------------------------------------------------------------------------------

Other Assets & Liabilities - (0.2)%

   Dividends Payable
      Class I                                                              (670)
      Class A                                                                (5)
   Investment Advisory Fees Payable                                         (42)
   12b-1 Fees Payable
      Class I                                                               (23)
      Class A                                                                (2)
   Administration Fees Payable                                              (10)
   Custody Fees Payable                                                      (1)
   Trustees' Fees Payable                                                   (15)
   Other                                                                    409
--------------------------------------------------------------------------------
Total Other Assets & Liabilities                                           (359)
--------------------------------------------------------------------------------

TOTAL NET ASSETS - 100.0%                                               $177,806
--------------------------------------------------------------------------------

Net Assets:
Shares of Beneficial Interest (Unlimited
   Authorization - No Par Value)                                       $177,825
Undistributed Net Investment Income                                           2
Accumulated Net Realized Loss on Investments                                (21)
--------------------------------------------------------------------------------
Total Net Assets                                                       $177,806
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class I ($164,991,925 /
   165,027,012 outstanding shares of beneficial
   interest)                                                           $   1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share - Class A ($12,813,877 /
   12,806,448 outstanding shares of beneficial
   interest)                                                           $   1.00
--------------------------------------------------------------------------------

*    Also cost for federal income tax purposes.

(+)  The rate shown is the effective yield at purchase date.

See Notes to Financial Statements.

                                                                              31

Allegiant Money Market Funds
STATEMENTS OF OPERATIONS (000)
For the Year Ended May 31, 2006

                                                      Government
                                                     Money Market   Money Market
                                                         Fund           Fund
Investment Income:
Interest                                                $38,582       $122,369
--------------------------------------------------------------------------------
Expenses:
Investment advisory fees                                  3,170          9,901
Administration fees                                         576          1,800
12b-1 fees:
   Class I                                                  204            814
   Class A                                                  145            275
   Class B                                                    -              7
   Class C                                                    -              7
Shareholder services fees:
   Class A                                                  995          1,899
   Class B                                                    -              2
   Class C                                                    -              1
Transfer agent fees                                         180            760
Custodian fees                                               56            162
Professional fees                                           152            298
Pricing service fees                                          1              3
Printing and shareholder reports                             65            153
Registration and filing fees                                126            218
Trustees' fees                                               59            177
Miscellaneous                                                64            129
--------------------------------------------------------------------------------
Total Expenses                                            5,793         16,606
--------------------------------------------------------------------------------
Less:
   Waiver of investment advisory fees                      (773)        (2,402)
--------------------------------------------------------------------------------
   Net Expenses                                           5,020         14,204
--------------------------------------------------------------------------------
Net Investment Income                                    33,562        108,165
--------------------------------------------------------------------------------
Realized Loss on Investments:
Net realized loss on investments sold                       (11)           (18)
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
   from Operations                                      $33,551       $108,147
================================================================================

See Notes to Financial Statements.

32

                 Pennsylvania
Ohio Municipal    Tax Exempt     Tax Exempt      Treasury
 Money Market    Money Market   Money Market   Money Market
     Fund            Fund           Fund           Fund
    $10,999         $4,048         $16,947        $6,777
-----------------------------------------------------------
      1,111            469           1,703           552
        231             86             355           110
        118             32             161            62
         22             21              53             5
          -              -               -             -
          -              -               -             -
        153            138             374            34
          -              -               -             -
          -              -               -             -
        102             37             151            30
         26             12              37            14
         41             17              60            27
          4              2               5             -
         20              6              28             8
         10             12              45            48
         25              6              35             8
         13              6              23            17
-----------------------------------------------------------
      1,876            844           3,030           915
-----------------------------------------------------------
       (533)          (254)           (816)          (92)
-----------------------------------------------------------
      1,343            590           2,214           823
-----------------------------------------------------------
      9,656          3,458          14,733         5,954
-----------------------------------------------------------
          -              -              (2)           (4)
-----------------------------------------------------------
    $ 9,656         $3,458         $14,731        $5,950
===========================================================

                                                                              33

Allegiant Money Market Funds
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                        Government
                                                                    Money Market Fund
                                                                    For the Year Ended
                                                               ---------------------------
                                                               May 31, 2006   May 31, 2005
Investment Activities:
Net investment income                                           $    33,562    $    21,513
Net realized gain (loss) on investments sold                            (11)            (7)
Net increase from payments by affiliates(1)                               -              -
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 33,551         21,506
------------------------------------------------------------------------------------------
Dividends to Shareholders:
Dividends from net investment income:
   Class I                                                          (20,224)       (15,957)
   Class A                                                          (13,338)        (5,556)
   Class B                                                                -              -
   Class C                                                                -              -
------------------------------------------------------------------------------------------
Total dividends                                                     (33,562)       (21,513)
------------------------------------------------------------------------------------------
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
   Class I                                                        1,439,712      2,585,277
   Class A                                                        2,121,754      2,253,574
   Class B                                                                -              -
   Class C                                                                -              -
Net asset value of shares issued from merger:(2)
   Class I                                                                -        195,005
Reinvestment of dividends:
   Class I                                                              414            340
   Class A                                                            3,069          1,163
   Class B                                                                -              -
   Class C                                                                -              -
------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested          3,564,949      5,035,359
------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                       (1,588,332)    (3,610,560)
   Class A                                                       (2,175,265)    (2,201,151)
   Class B                                                                -              -
   Class C                                                                -              -
------------------------------------------------------------------------------------------
Total value of shares redeemed                                   (3,763,597)    (5,811,711)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions          (198,648)      (776,352)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (198,659)      (776,359)
------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                              1,166,262      1,942,621
------------------------------------------------------------------------------------------
   End of year*                                                 $   967,603    $ 1,166,262
==========================================================================================
   *Including undistributed (distributions in excess of) net
    investment income                                           $         -    $         -
==========================================================================================

                                                                    Money Market Fund
                                                                    For the Year Ended
                                                               ---------------------------
                                                               May 31, 2006   May 31, 2005
Investment Activities:
Net investment income                                           $   108,165   $     53,521
Net realized gain (loss) on investments sold                            (18)             2
Net increase from payments by affiliates(1)                               -          6,100
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                108,147         59,623
------------------------------------------------------------------------------------------
Dividends to Shareholders:
Dividends from net investment income:
   Class I                                                          (82,030)       (42,753)
   Class A                                                          (26,099)       (10,750)
   Class B                                                              (26)           (12)
   Class C                                                              (10)            (6)
------------------------------------------------------------------------------------------
Total dividends                                                    (108,165)       (53,521)
------------------------------------------------------------------------------------------
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
   Class I                                                        3,889,898      5,336,701
   Class A                                                        4,343,358      4,533,758
   Class B                                                              340            789
   Class C                                                              139          3,951
Net asset value of shares issued from merger:(2)
   Class I                                                                -              -
Reinvestment of dividends:
   Class I                                                            1,818          2,352
   Class A                                                            7,625          3,605
   Class B                                                               24             11
   Class C                                                                9              6
------------------------------------------------------------------------------------------
Total proceeds from shares issued, merged and reinvested          8,243,211      9,881,173
------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                       (4,157,798)    (5,889,208)
   Class A                                                       (4,335,397)    (4,708,205)
   Class B                                                             (774)          (804)
   Class C                                                             (727)        (3,943)
------------------------------------------------------------------------------------------
Total value of shares redeemed                                   (8,494,696)   (10,602,160)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions          (251,485)      (720,987)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (251,503)      (714,885)
------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                              3,109,698      3,824,583
------------------------------------------------------------------------------------------
   End of year*                                                 $ 2,858,195   $  3,109,698
==========================================================================================
   *Including undistributed (distributions in excess of) net
   investment income                                            $       (1)   $         (1)
==========================================================================================

(1)  See Note 7 in Notes to Financial Statements.

(2)  See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34

       Ohio Municipal           Pennsylvania Tax Exempt
      Money Market Fund             Money Market Fund
     For the Year Ended            For the Year Ended
---------------------------------------------------------
May 31, 2006   May 31, 2005   May 31, 2006   May 31, 2005
 $     9,656    $   4,396      $   3,458      $   1,741
           -            -              -              -
           -            -              -              -
 ------------------------------------------------------
       9,656        4,396          3,458          1,741
 ------------------------------------------------------
      (8,239)      (3,806)        (2,245)        (1,230)
      (1,417)        (590)        (1,213)          (511)
           -            -              -              -
           -            -              -              -
 ------------------------------------------------------
      (9,656)      (4,396)        (3,458)        (1,741)
 ------------------------------------------------------
     822,927      607,879        323,447        228,237
     191,974      167,552        369,060        238,736
           -            -              -              -
           -            -              -              -
           -            -              -              -
         758          363              6              4
       1,397          578            557            246
           -            -              -              -
           -            -              -              -
 ------------------------------------------------------
   1,017,056      776,372        693,070        467,223
 ------------------------------------------------------
    (812,631)    (542,312)      (336,435)      (232,164)
    (192,727)    (161,318)      (366,827)      (303,671)
           -            -              -              -
           -            -              -              -
 ------------------------------------------------------
  (1,005,358)    (703,630)      (703,262)      (535,835)
 ------------------------------------------------------
      11,698       72,742        (10,192)       (68,612)
 ------------------------------------------------------
      11,698       72,742        (10,192)       (68,612)
 ------------------------------------------------------
     359,710      286,968        132,682        201,294
 ------------------------------------------------------
 $   371,408    $ 359,710      $ 122,490      $ 132,682
 ======================================================
 $         -    $       -      $       -      $       -
 ======================================================

         Tax Exempt                     Treasury
      Money Market Fund             Money Market Fund
     For the Year Ended            For the Year Ended
---------------------------------------------------------
May 31, 2006   May 31, 2005   May 31, 2006   May 31, 2005
 $    14,733    $     8,010    $   5,954      $     4,688
          (2)             -           (4)             (17)
           -              -            -                -
---------------------------------------------------------
      14,731          8,010        5,950            4,671
---------------------------------------------------------
     (11,217)        (6,250)      (5,565)          (4,466)
      (3,516)        (1,760)        (389)            (222)
           -              -            -                -
           -              -            -                -
---------------------------------------------------------
     (14,733)        (8,010)      (5,954)          (4,688)
---------------------------------------------------------
     930,362        812,093      498,507          661,628
     562,972        534,757       66,529           86,895
           -              -            -                -
           -              -            -                -
           -              -            -                -
         347             60            2                4
       3,249          1,546          321              178
           -              -            -                -
           -              -            -                -
---------------------------------------------------------
   1,496,930      1,348,456      565,359          748,705
---------------------------------------------------------
    (984,996)      (802,202)    (530,443)      (1,042,708)
    (538,143)      (620,683)     (70,685)         (95,035)
           -              -            -                -
           -              -            -                -
---------------------------------------------------------
  (1,523,139)    (1,422,885)    (601,128)      (1,137,743)
---------------------------------------------------------
     (26,209)       (74,429)     (35,769)        (389,038)
---------------------------------------------------------
     (26,211)       (74,429)     (35,773)        (389,055)
---------------------------------------------------------
     574,020        648,449      213,579          602,634
---------------------------------------------------------
 $   547,809    $   574,020    $ 177,806      $   213,579
=========================================================
 $         -    $         -    $         -    $       2      $         2
 =======================================================================

                                                                              35

Allegiant Money Market Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

1. Fund Organization

Allegiant Funds (the "Trust") is registered under the Investment Company Act of
1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January
28, 1986. As of May 31, 2006, the Trust offered for sale shares of 32 Funds.
Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money
Market Funds, Class I and Class A Shares are sold without a sales charge; Class
B and Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers five asset categories that consist of the following
Funds (each referred to as a "Fund" or collectively as the "Funds"):

Equity Funds

International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund,
Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Factor
Small Cap Core Fund, Multi-Factor Small Cap Focused Value Fund, Multi-Factor
Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500(R) Index
Fund, Small Cap Core Fund and Small Cap Growth Fund;

Asset Allocation Funds

Aggressive Allocation Fund, Balanced Allocation Fund and Conservative
Allocation Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, Intermediate Bond Fund, Limited Maturity
Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Free Bond Funds

Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund,
Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal
Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market
Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund
and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds.
The financial statements of the Equity and Asset Allocation Funds, and the
Fixed Income and Tax Free Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds, are valued at amortized cost, which approximates market value.  The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity.  If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.  No such investments held at May 31, 2006 were valued at other than amortized cost.

36

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds.  Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Repurchase agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with
Allegiant Asset Management Company (the "Adviser"), an indirect wholly owned subsidiary of NCC, are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund's average daily net assets.  The
Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time.  The table below lists the advisory fees and waivers that were in effect during the year ended
May 31, 2006.

                                                In Effect for             Changes
                                             Seven Months Ended          Effective
                                              December 31, 2005       January 1, 2006

                                            Contractual     Fee    Contractual     Fee
                                               Rate       Waiver      Rate       Waiver
Government Money Market Fund                    0.35%      0.10%      0.30%       0.05%
---------------------------------------------------------------------------------------
Money Market Fund                               0.35%      0.10%      0.30%       0.05%
---------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                0.35%      0.20%      0.20%       0.05%
---------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund       0.40%      0.25%      0.20%       0.05%
---------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                    0.35%      0.20%      0.20%       0.05%
---------------------------------------------------------------------------------------
Treasury Money Market Fund                      0.30%      0.05%      0.30%       0.05%
---------------------------------------------------------------------------------------

                                                                              37

Allegiant Money Market Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to
such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class
B and Class C Shares in consideration for payment, listed in the table below, based on each Class' average daily net assets.

                                                    Annual Rate
                                            Class A   Class B   Class C
Government Money Market Fund                  0.25%      N/A       N/A
-----------------------------------------------------------------------
Money Market Fund                             0.25%     0.25%     0.25%
-----------------------------------------------------------------------
Ohio Municipal Money Market Fund              0.25%      N/A       N/A
-----------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund     0.25%      N/A       N/A
-----------------------------------------------------------------------
Tax Exempt Money Market Fund                  0.25%      N/A       N/A
-----------------------------------------------------------------------
Treasury Money Market Fund                    0.25%      N/A       N/A
-----------------------------------------------------------------------

Custodian Fees

Effective February 21, 2006, PFPC Trust Co., an affiliate of PFPC Inc. ("PFPC")
(one of the Trust's Co-Administrators), succeeded National City Bank ("NCB"), an affiliate of the Adviser, as Custodian for the Trust, except for
International Equity and Balanced Allocation Funds, which were effective May 1,
2006.  PFPC Trust Co. was already Custodian for the Allegiant Advantage Fund
("Advantage"), another registered investment company managed by the Adviser.
Pursuant to such Custodian change, effective February 21, 2006, custodian fees for the Trust and Advantage were calculated as follows:  0.004% of the first
$10 billion of the combined average daily gross assets of the Trust and
Advantage and 0.002% of the combined average daily gross assets in excess of
$10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund's average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.  For the period July 1, 2005 to February 20, 2006, NCB received fees for its services as Custodian calculated at the following rates: (i) 0.007% of the first $5 billion of the Trust's average daily gross assets; (ii) 0.004% of the next $5 billion of the Trust's average daily gross assets; and (iii) 0.002% of the Trust's average daily gross assets in excess of $10 billion. These fees were allocated to the Funds based on their average daily net assets. NCB received other transaction-based charges and was reimbursed for out-of-pocket expenses. Prior to July 1, 2005, NCB's fees for the provision of custody services were as follows: (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million from each Fund, respectively. NCB also received other transaction-based charges and was reimbursed for out-of-pocket expenses.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the "Distributor") are
parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Funds reimburse the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the
Funds' Class I and Class A Shares.  The Money Market Funds accrued fees at the rate of 0.04% per annum of the average daily net assets of Class I and Class A
Shares during the period June 1, 2005 to February 28, 2006.  Effective March 1,
2006, the 12b-1 fee accrual rate was reduced to 0.025% per annum of the average daily net assets of Class I and Class A Shares. The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares of the Money
Market Fund, pursuant to which the Money Market Fund compensates the
Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund's Class B and Class C  Shares.

Trustees' Fees

The Trustees are paid for services rendered to all of the Funds and the
Allegiant Advantage Fund ("Advantage"), another registered investment company managed by the Adviser, which are allocated to the Funds and Advantage based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of
$25,000 per year and the Chairman of the Audit Committee receives an additional

38

fee of $6,000 per year for their services in these capacities.  Prior to
January 1, 2006, each Trustee received an annual fee of $25,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses.  The Chairman of the Board received an additional fee of $21,000 per year and the Chairman of the Audit Committee received an additional $4,000 per year for their services in these capacities.  No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the
Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's
Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PFPC Inc. ("PFPC") and NCB are parties to a Co-Administration and
Accounting Services Agreement, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.06% based on average daily net assets of the Trust's Funds, of which approximately 0.0238% was allocated to PFPC and 0.0362% was allocated to NCB.
One of the officers of PFPC is Treasurer of the Trust.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2006 include legal fees of $568,200 paid to Drinker Biddle & Reath LLP.  A partner of that firm is
Secretary of the Trust.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for
Federal income tax purposes and intends to continue to qualify as a separate
"regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S.
generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Money
Market Funds. To the extent these differences are permanent; adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts for the year ended May 31, 2006:

                                            Undistributed Net    Accumulated
                                               Investment       Net Realized
                                                 Income            Losses      Paid-in Capital
                                                  (000)             (000)           (000)
Pennsylvania Tax Exempt Money Market Fund           $-               $10            $(10)
----------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                         -                 7              (7)
----------------------------------------------------------------------------------------------

                                                                              39

Allegiant Money Market Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2006

The tax character of dividends paid during the years ended May 31, 2006 and May
31, 2005 were as follows:

                                                Tax-Exempt   Ordinary
                                                  Income      Income      Total
                                                   (000)       (000)      (000)
Government Money Market Fund ................
   2006 .....................................     $     -    $ 33,562   $ 33,562
   2005 .....................................           -      21,513     21,513
--------------------------------------------------------------------------------
Money Market Fund ...........................
   2006 .....................................           -     108,165    108,165
   2005 .....................................           -      53,521     53,521
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund ............
   2006 .....................................       9,656           -      9,656
   2005 .....................................       4,396           -      4,396
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund ...
   2006 .....................................       3,458           -      3,458
   2005 .....................................       1,741           -      1,741
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund ................
   2006 .....................................      14,733           -     14,733
   2005 .....................................       8,010           -      8,010
--------------------------------------------------------------------------------
Treasury Money Market Fund ..................
   2006 .....................................           -       5,954      5,954
   2005 .....................................           -       4,688      4,688
--------------------------------------------------------------------------------

As of May 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                            Undistributed   Undistributed      Capital       Post       Other          Total
                                             Tax Exempt       Ordinary          Loss       October    Temporary    Distributable
                                               Income          Income       Carryforward    Losses   Differences      Earnings
                                                (000)           (000)           (000)       (000)       (000)          (000)
Government Money Market Fund                    $    -         $ 3,034         $   (28)      $  -      $(3,044)       $   (38)
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                    -           9,970          (1,747)       (18)      (9,971)        (1,766)
--------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                   732               -               -*         -         (732)             -
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund          290               -             (40)         -         (290)           (40)
--------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                     1,097               -             (42)        (2)      (1,097)           (44)
--------------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                           -             677             (17)        (4)        (675)           (19)
--------------------------------------------------------------------------------------------------------------------------------
*    Amount represents less than $500.

Post-October losses represent losses realized on investment transactions from
November 1, 2005 through May 31, 2006 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future capital gains. At May 31, 2006, the Money Market
Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                Expiring May 31,
                                             2007    2010     2011    2012    2013    2014    Total
                                            (000)    (000)   (000)   (000)   (000)   (000)    (000)
Government Money Market Fund                 $ -    $    -    $18      $3     $ -      $7    $   28
---------------------------------------------------------------------------------------------------
Money Market Fund                              -     1,747      -       -       -       -     1,747
---------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund      -*       40      -       -       -*      -        40
---------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                  19         -     23       -       -       -        42
---------------------------------------------------------------------------------------------------
Treasury Money Market Fund                     -         -      -       -      11       6        17
---------------------------------------------------------------------------------------------------
*Amount represents less than $500.

During the year ended May 31, 2006, Pennsylvania Tax Exempt Money Market Fund
and Tax Exempt Money Market Fund had capital loss carry-forwards of $9,920 and
$7,526, respectively, that expired.

40

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 10% of net assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds
follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

6. Fund Merger/Reorganization

Effective October 12, 2004, under the Agreement and Plan of Reorganization approved on October 7, 2004 by shareholders of The Provident Riverfront Funds, all of the assets and liabilities of the Provident Riverfront Government
Securities Money Market Fund were transferred in a tax-free exchange into the
Allegiant Government Money Market Fund as follows:

                                       Provident Riverfront Fund
                                                             Accumulated
                                 Shares     Net Assets on   Net Realized
 Acquired Fund                 Exchanged       10/12/04        Losses
Government Securities Money
   Market Fund                195,005,374    $195,005,374        $-
------------------------------------------------------------------------

                                                      Allegiant Fund
                                                            Net Assets on       Aggregate
 Acquired Fund                      Acquiring Fund            10/12/04         Net Assets
Government Securities Money
   Market Fund                Goverment Money Market Fund   $1,602,897,167   $1,797,902,541
-------------------------------------------------------------------------------------------

7. Capital Infusions

On June 17, 2004 and July 1, 2004, National City Corporation, parent of the
Trust's Adviser, provided capital infusions of $1 million and $5.1 million, respectively, to the Money Market Fund. The Fund had been diluted by $7.8 million in capital loss carryovers from 2002, resulting from losses on the sale of commercial paper issued by Pacific Gas and Southern California Edison.

8. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

                                                                              41

Allegiant Money Market Funds
NOTICE TO SHAREHOLDERS
 (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2006 income tax purposes will be sent to them in early 2007.
Please consult your tax advisor for proper treatment of this information.

Tax Information

The following tax information represents fiscal year end disclosure of various tax benefits passed through to shareholders at calendar year end.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular federal income tax purposes.

               Name of Fund
Ohio Municipal Money Market Fund            100%
-----------------------------------------------
Pennsylvania Tax Exempt Money Market Fund   100%
-----------------------------------------------
Tax Exempt Money Market Fund                100%
-----------------------------------------------

A portion of this income may be subject to alternative minimum tax.
--------------------------------------------------------------------------------
Proxy Voting

A description of the policies and procedures that Allegiant Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how Allegiant Funds voted proxies during the most recent
12-month period ending June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at
www.allegiantfunds.com, or on the SEC's website at http://www.sec.gov
--------------------------------------------------------------------------------
Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust's first and third fiscal quarters. The Trust's Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust's website at
www.allegiantfunds.com, on the SEC's website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC's Public Reference Room in Washington, DC
(call 1-800-732-0330 for information on the operation of the Public Reference
Room).

42

                               Investment Adviser

                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

                                   Distributor

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  Legal Counsel

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                  Independent Registered Public Accounting Firm

                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                        Philadelphia, Pennsylvania 19103

                                    Custodian

                                 PFPC Trust Co.
                        8800 Tinicum Boulevard, 4th Floor
                        Philadelphia, Pennsylvania 19153

                                                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]

                                                                 ALL-AR-002-0606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, John F. Durkott, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $615,700 and $626,200 for the fiscal years ended May 31, 2006 and 2005, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2006 and 2005, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $120,268 and $102,260 for the Registrant’s fiscal years ended May 31, 2006 and 2005, respectively. This audit-related service was for the preparation of the Report on Controls Placed in Operation and Tests of Operating Effectiveness of the National City Trust Division.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $0 and $5,500 for the fiscal years ended May 31, 2006 and 2005, respectively. Tax services were tax compliance services and excise tax reviews for certain Allegiant Funds.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2006 and 2005, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2006 and 2005, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2006 and 2005, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and to the its investment adviser and other service providers under common control with the adviser that provides ongoing services to the Registrant were $603,972 and $612,980 for the Registrant’s fiscal years ended May 31, 2006 and 2005, respectively. These services were for the preparation of the Report on Controls Placed in Operation and Tests of Operating Effectiveness of the National City Trust Division, reporting or AIMR examinations and for third-party compliance reports.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and 15d-15(b) under the Securities Exchange Act of 1934, as amended (240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit (a)(1) of the registrant’s Form N-CSR filed on August 6, 2004 (Accession No. 0000935069-04-001038).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Allegiant Funds

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer &
Chief Legal Officer
(principal executive officer)

Date July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer &
Chief Legal Officer
(principal executive officer)

Date July 31, 2006

By (Signature and Title)*	/s/ Patrick E. Glazar
Patrick E. Glazar, Treasurer
(principal financial officer)

Date July 31, 2006

*	Print the name and title of each signing officer under his or her signature.